Exhibit 10.1

Equifax / IBM Confidential

AGREEMENT

FOR

OPERATIONS SUPPORT SERVICES

This Agreement is entered into as of July 1, 2003 (the “Effective Date”), between

1.             International Business Machines Corporation, a New York corporation (“IBM”),

AND

2.             Equifax Inc., a Georgia corporation (“Equifax”).

This Agreement supersedes and replaces certain existing agreements between Equifax (or its Affiliates) and IBM (or its Affiliates), which are listed in Schedule M (Existing IBM-Equifax Agreements Superseded By This Agreement).

The Parties agree to the terms and conditions set forth in this Agreement (which are those set forth in the main body of this Agreement, and the various Schedules, Exhibits, Attachments, Appendices and Supplements attached to and referenced in this Agreement) and in each Statement of Work executed by the Parties referencing this Agreement.

The Commencement Date of the Services under this Agreement will be August 7, 2003. This Agreement is subject to ratification by the Equifax Board of Directors at its meeting to be held August 6, 2003. If such ratification does not occur, this Agreement shall be void ab initio and of no further force or effect.

Signed for and on behalf of IBM:

INTERNATIONAL BUSINESS MACHINES CORPORATION

Signature:	/s/ Arthur G. Gopfert

Title:	/s/ Global Senior Project Executive (July 31, 2003)

Signed for and on behalf of Equifax:

EQUIFAX INC.

Signature:	/s/ Owen V. Flynn

Title:	/s/ Chief Technology Officer (July 31, 2003)

1.	PURPOSE/STRUCTURE/TERM OF AGREEMENT

	1.1	Purpose of Agreement

	1.2	Structure of Agreement

	1.3	Term of Agreement

	1.4	Extension of Services

2.	DEFINITIONS

	2.1	Certain Definitions

	2.2	Other Terms

3.	THE SERVICES

	3.1	Obligation to Provide Services

	3.2	Performance

	3.3	Disaster Recovery Services

	3.4	Audits

	3.5	IBM Cooperation with Authorized User Examinations

	3.6	Facilities

	3.7	Security

	3.8	Technology Refresh

	3.9	Machines And Third Party Service Agreements

	3.10	Equifax Owned Software — Existing

	3.11	Third Party Provider Software — Existing

	3.12	New Software Added During the Term

	3.13	Changes to the Software

	3.14	Terms of Acquisition by IBM of Third Party Provider Software

	3.15	Affiliates

	3.16	Viruses

4.	WARRANTIES/REPRESENTATIONS/COVENANTS

	4.1	Work Standards

	4.2	Non-infringement

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	4.3	Disabling Code

	4.4	Authorization and Enforceability

	4.5	Maintenance

	4.6	Efficiency and Cost Effectiveness

	4.7	Software Ownership or Use

	4.8	Inducements

	4.9	Disclaimer

	4.10	Legal and Regulatory Compliance

	4.11	Year 2000 Warranty

	4.12	Covenant of Cooperation and Good Faith

5.	TRANSFER, TRANSITION AND TRANSFORMATION

	5.1	Transition/Transformation Plans

	5.2	Transferred Employees

	5.3	Resources and Facilities

6.	GOVERNANCE

	6.1	Relationship and Contract Governance Model

	6.2	Meetings

	6.3	Procedures Manual.

	6.4	Change Management Process

7.	IBM Personnel

	7.1	Global Project Executive

	7.2	Replacement of Personnel

	7.3	Key IBM Personnel Positions

	7.4	Retention of Experienced Personnel

8.	RELATIONSHIP PROTOCOLS

	8.1	Annual Updating of Schedules to this Agreement

	8.2	Required Consents

	8.3	Appointment as Attorney In Fact

	8.4	Conflicts of Interests

	8.5	Alternate Providers

	8.6	Use of Subcontractors

	8.7	Equifax Approvals and Notification

9.	CHARGES

10.	INTELLECTUAL PROPERTY RIGHTS

	10.1	Ownership of Materials

	10.2	Obligations Regarding Materials

	10.3	Authorized Users

11.	CONFIDENTIALITY/DATA SECURITY

	11.1	Confidential Information

	11.2	Obligations

	11.3	Exclusions

	11.4	Loss of Company Information

	11.5	Limitation

	11.6	Equifax Data

	11.7	Data Privacy

12.	TERMINATION

	12.1	Termination By Equifax

	12.2	Termination by IBM

	12.3	Services Transfer Assistance

	12.4	Equitable Remedies

	12.5	Other Rights Upon Termination

	12.6	Effect of Termination/Survival of Selected Provisions

	12.7	Savings Clause

13.	LIABILITY

	13.1	Liability Caps

	13.2	*

	13.3	Direct Damages and Cover Charges

	13.4	Dependencies

	13.5	Remedies

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

14.	INDEMNITIES

	14.1	Indemnity by IBM

	14.2	Indemnity by Equifax

	14.3	Employment Actions

	14.4	Exclusive Remedy

	14.5	Infringement

	14.6	Indemnification Procedures

	14.7	Limitation

15.	INSURANCE AND RISK OF LOSS

	15.1	IBM Insurance

	15.2	Risk of Property Loss

	15.3	Mutual Waiver of Subrogation

16.	DISPUTE RESOLUTION

	16.1	Dispute Resolution Procedures

	16.2	Continued Performance

17.	GENERAL

	17.1	Relationship of Parties

	17.2	Entire Agreement, Updates, Amendments and Modifications

	17.3	Force Majeure

	17.4	Waiver

	17.5	Severability

	17.6	Counterparts

	17.7	Governing Law

	17.8	Binding Nature and Assignment

	17.9	Notices

	17.10	No Third Party Beneficiaries

	17.11	Other Documents

	17.12	Consents and Approvals

	17.13	Headings

	17.14	Remarketing

	17.15	Commencement of Actions

17.16	IBM Logo Products Warranties

17.17	Local Enabling Agreements

v

ATTACHMENTS**

Form of Local Enabling Agreement

Schedule	Title

A	Services

B	Service Levels

C	Charges

D	Human Resources

E	Equipment

F	Software

G	Third Party Agreements

H	Facilities

I	Transition/Transformation

J	IT Management Process Improvement Program

K	Operational Reports

L	Governance

M	Existing IBM-Equifax Agreements Superseded By The Agreement

N	Projects

O	Services Transfer Assistance

P	Data Protection

Q	Country-Specific Regulatory and Legal Requirements

R	Listed Subcontractors

S	Disaster Recovery Services

T	Security Procedures

*   Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Equifax / IBM Confidential

1.     PURPOSE/STRUCTURE/TERM OF AGREEMENT

1.1    Purpose of Agreement

(a) IBM is a provider of a broad range of operations support services for financial services companies including, without limitation, information technology, information management, communications and related services, and is experienced and skilled in the administration, management, provision and performance of such services and the business functions, responsibilities and tasks attendant with such services. IBM desires (i) to continue to provide certain of these operations support services to the Equifax Group for the Equifax Business, and to continue to perform and assume the functions, responsibilities and tasks attendant with such operations support services as currently performed by IBM for the Equifax Business and the Equifax Group; and (ii) to provide additional quantities and elements of these and other operations support services to the Equifax Group for the Equifax Business and to perform and assume the functions, responsibilities and tasks attendant with such operations support services as currently performed by the Equifax Group or as envisioned to be required for the Equifax Business and the Equifax Group, all as specifically set forth in this Agreement. Equifax desires that such operations support services for the Equifax Business and the Equifax Group and the attendant functions, responsibilities and tasks, be performed and assumed by IBM. This Agreement documents the terms and conditions under which (i) the Equifax Group will obtain such operations support services from IBM and (ii) IBM will administer, manage, support, provide and perform such services and the functions, responsibilities and tasks attendant with such services, for the Equifax Group.

(b) Subject to Section 1.1(d), the Parties have identified goals and objectives that they intend that IBM’s performance pursuant to this Agreement will assist the Parties to achieve. These goals and objectives include the following:

(i)    Realigning of the scope of IBM’s services with Equifax Group’s business needs;

(ii)    Providing world class service delivery based on industry best practices and standards, specifically aimed at improving information technology productivity and reliability, and speed to market of new products;

(iii)    Achieving significant cost savings, beginning in 2003, and continuing from year to year, enabling resources to be redirected from maintaining legacy systems to new growth initiatives, including the development of new products;

(iv)    Providing pricing structures that give Equifax Group better visibility into and control over its total life-cycle spending for information technology systems and platforms;

(v)    A commitment by IBM to maintaining the technological currency of the information technology systems and resources used to perform the Services;

(vi)    Providing market competitive pricing throughout the Term of this Agreement;

(vii)    Establishing a global relationship and Agreement governance structure that shall facilitate the use of consistent approaches and processes across all the countries in which Equifax Group operates;

(viii)    Achieving seamless service across the U.S., Canada and Europe that leverages IBM competency centers;

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(ix)    Establishing a single, integrated delivery model across geographies that minimizes the number touch-points between IBM and Equifax Group and eliminates the need for Equifax Group to function as an integrator;

(x)    Delivering a solution that places risk on the Party in the best position to manage and control the risk;

(xi)    Providing value-added strategic thought, vision and leadership from IBM;

(xii)    Providing an opportunity to transition the Services back to the Equifax Group or to another service provider from IBM with minimal disruption;

(xiii)    Delivering a solution that will enable IBM to be successful;

(xiv)    Securing favorable rates for current and additional resource consumption and for reductions in resource consumption and increasing flexibility regarding resources chargeable and available to the Equifax Group and committed by IBM to the Equifax Group;

(xv)    Enhancing the current functionality of the Equifax Group’s processes, systems and service levels covered under this Agreement;

(xvi)    Proactively defining and proposing cost-effective solutions to improve the efficiency and functionality of the information management systems operations of the Equifax Group in support of the Equifax Business;

(xvii)    Ensuring the efficiency, stability and security of existing and future processes, systems and service levels; and

(xviii)    Evolving the support services, processes, systems and service levels to meet the dynamic requirements of the Equifax Group and Equifax Business.

(c) IBM recognizes that the Equifax Group expects to be treated as a valued customer and agrees that the definition of customer satisfaction goes beyond IBM’s performance against established service levels and requires that IBM exhibit a customer service attitude focused on assisting Equifax where commercially reasonable to attain the goals and objectives described in Section 1.1(b), including, without limitation, reducing the operations support costs of and improving service levels to the Equifax Group and the customers of the Equifax Group.

(d) The provisions of this Section 1.1 are intended to be a statement of the purpose of this Agreement and are not intended to alter the plain meaning of the terms and conditions of this Agreement or to require either Party to undertake performance obligations beyond those set forth in this Agreement. To the extent that the terms and conditions of this Agreement are unclear or ambiguous, such terms and conditions are to be interpreted and construed consistent with the purposes set forth in this Section 1.1.

1.2    Structure of Agreement

(a) For certain purposes under this Agreement, the Services will be grouped around the following technology Platforms: (i) Mainframe, Midrange, Parallel Systems, MicroLAN and Service Desk, which collectively comprise and are sometimes referred to as the “Operations” Service Tower; (ii) Voice and Data (including WAN, LAN and MAN), which collectively comprise and are sometimes referred to as the “Network” Service Tower; and (iii) Disaster Recovery, which is a cross-functional Service Tower that spans both the Operations and Network Service Towers.

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(b) Although the scope of the Services does not include * as of the Execution Date, Equifax has agreed to purchase a certain amount of * from IBM under this Agreement. IBM has agreed to supply such services to Equifax and has included in the charges under Schedule C (Charges) a portion of the cost to Equifax of such work. Any * services ordered from IBM under this Agreement shall be authorized by a Statement of Work prepared and issued under this Agreement for such services, which Statement of Work will contain special terms and conditions applicable to the performance of the * work.

(c) This Agreement is comprised of the provisions set forth in this Agreement and the various Schedules, Exhibits, Attachments, Appendices and Supplements referenced herein.

(d) IBM and Equifax will be the primary contracting parties under this Agreement. Non-U.S. Affiliates of the Parties shall sign Local Enabling Agreements in order for the Services to be provided and received in their respective home countries in accordance with Section 17.17 of this Agreement.

1.3    Term of Agreement

(a) The term of this Agreement will begin as of the Effective Date and will terminate upon the later to occur of (a) the tenth (10th) anniversary of the Execution Date, or (b) the completion of the Services Transfer Assistance (the “Term”), unless earlier terminated in accordance with the provisions of this Agreement or extended pursuant to Section (a). The Commencement Date shall be August 7, 2003 for the Canada, Ireland, Spain, U.K and U.S. Country Locations. Equifax will remain responsible for the performance of the Services from the Execution Date to the Commencement Date for all Country Locations, and IBM will provide assistance to Equifax in managing the delivery of the Services during that period.

1.4    Extension of Services

(a) Equifax may request and IBM will extend the provision of the Services or the Services Transfer Assistance for up to one (1) year (“Extension Period”) upon not less than sixty (60) days prior written notice before the scheduled termination or expiration of the provision of the Services or Services Transfer Assistance, or if applicable, notice given within thirty (30) days after the effective date of a notice of termination for any reason by either Party, other than Termination for Convenience. Equifax shall have three (3) such optional Extension Periods. The charges set forth in Schedule C (Charges), subject to adjustment and change as provided in Schedule C (Charges), shall apply during any Extension Periods. However, in the event Equifax is in default with respect to the payment of any amounts under this Agreement at the start of the Extension Period, IBM will extend the provision of such Services or Services Transfer Assistance as described in this Section 1.4, only if Equifax cures such default and prepays three (3) months of the Monthly Charges during such Extension Period and a reasonable projection of other charges due for such three (3) calendar months period. Equifax will be credited any unused portions of such prepayment for the remaining part of such Extension Period covered by such unused portion of such prepayment.

*   Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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2.     DEFINITIONS

2.1    Certain Definitions

In this Agreement, the following terms will have the following meanings:

1998 Agreement	Means that certain Master Agreement for Operations Support Services, dated January 1, 1998, as amended, between IBM and Equifax.

Action	has the meaning given in Section 17.7.

*

Affiliates	means, with respect to a Party, any entity at any time Controlling, Controlled by or under common Control with such Party.

Agreement

means this Agreement for Operations Support Services, including all of the various Schedules, Exhibits, Attachments, Appendices and Supplements attached to and referenced herein and any Statements of Work issued under and referencing this Agreement.

*

Applications Software

means those programs and programming, including all supporting documentation and media, that perform specific user related data processing, data management and telecommunications tasks, including updates, enhancements, modifications, releases and Derivative Works thereof. Applications Software as of the Execution Date is listed in Schedule F (Software).

Applications Software — Equifax

means the Applications Software provided by or through Equifax as of the Execution Date, as listed on Schedule F (Software) under such heading, or during the Term of this Agreement in accordance with Section 6.4. If additional Applications Software is provided by or through Equifax during the Term or if previously provided Applications Software is removed, Schedule F (Software) will be amended to reflect the addition or removal of such Applications Software in accordance with Sections 8.1 and 17.2.

Applications Software — IBM

means the Applications Software provided by or through IBM as of the Execution Date, as listed on Schedule F (Software) under such heading, or during the Term of this Agreement in accordance with Section 6.4. If additional Applications Software is provided by or through IBM during the Term or if previously provided Applications Software is removed, Schedule F (Software) will be amended to reflect the addition or removal of such Applications Software in accordance with Sections 8.1 and 17.2.

*   Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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Authorized User

means a person or entity (which shall be either an Affiliate or a customer of Equifax or an entity in which an Equifax Group member is a joint venturer, partner, member or equity owner) authorized to use the Services, including without limitation the System, by Equifax.

Baseline(s)	has the meaning given in Schedule C.

Cable or Cabling	means the wires or cables that interconnect Machines and/or connect a Machine to a facility connection.

Change of Control

means the transfer of the Control of a Party, or a sale of substantially all of the assets of a Party, from the persons or persons who hold such Control on the Execution Date to another person or persons, but shall not include a transfer of the Control of a Party to an Affiliate of such Party.

Claim	has the meaning given in Section 14.6(a).

Code	has the meaning given in Article 10.

Commencement Date	means the date(s) on which IBM’s becomes responsible for performance the Services, which date may be different from one Country Location to another.

Commercially Reasonable Efforts

Whether or not capitalized, means taking such steps and performing in such a manner as a well managed company would undertake where such company was acting in a determined, prudent and reasonable manner to achieve a particular desired result for its own benefit.

Company Information	has the meaning given in Section 11.1.

Confidential Information	has the meaning given in Section 11.1.

Contract Change	means any change(s) to any of the documents comprising this Agreement, which shall be carried out as provided in Sections 17.2 and 8.1.

Contract Year	means any consecutive twelve (12) month period commencing on the Execution Date or any anniversary thereof during the Term.

Control, Controlling, or Controlled

means possessing, directly or indirectly, the power to direct or cause the direction of the management and policies of an entity through contractual right or ownership of greater than fifty (50%) percent of the voting securities of such entity.

Country Location	has the meaning given in Schedule C (Charges).

Data Center	means the data centers from which the Services are provided located in the Facilities listed in Schedule H (Facilities).

Derivative Work

means a work based on one or more pre-existing works, including without limitation, a condensation, transformation, expansion or adaptation, which would constitute a copyright infringement if prepared without authorization of the owner of the copyright of such pre-existing work.

Develop	has the meaning given in Article 10.

Direct Damages	has the meaning given in Section 13.3.

Direct Damages Caps	has the meaning given in Section 13.1(b).

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Disabling Code	means Code which is designed for the purpose and has the effect of disabling or otherwise shutting down one or more software programs or systems and/or hardware or hardware systems.

Disaster Recovery	means the cross-functional Service Tower that is composed of the Disaster Recovery Services as specified in Schedule S for the environment that spans both the Operations and Network Service Towers.

Disaster Recovery Services	means the Disaster Recovery Services described in Schedule A (Services) and/or Schedule S (Disaster Recovery Services).

Effective Date	means the date set forth on the initial page of this Agreement.

Elements of the Services	has the meaning given in Section 17.14.

EMU Matters	means the failure of any product or service to correctly process or properly exchange monetary data in euro denominations accurately.

Equifax

Means one or more members of the Equifax Group, as the context requires, unless it is clear from the context that the term “Equifax” is instead intended to mean Equifax Inc. in that particular instance.

Equifax Business	means the businesses engaged in by the Equifax Group.

Equifax Code

means Code Developed by IBM and/or its subcontractors independently or jointly with the Equifax Group and/or their contractors, as part of the Services. Equifax Code shall not include any IBM Derivative Code.

Equifax Data

means all information, whether or not Confidential Information, entered in Software or Machines by or on behalf of Equifax and information derived from such information, including as stored in or processed through the Machines or Software.

Equifax Direct Damages Cap	has the meaning given in Section 13.1(b).

Equifax Derivative Code

means Code Developed by IBM and/or its subcontractors independently or jointly with the Equifax Group and/or their contractors, as part of the Services, which constitutes Derivative Work of software for which the copyright is owned by the Equifax Group and/or their contractors.

Equifax Group	means individually and collectively Equifax and its existing and future Affiliates that are using and/or receiving any portion of the Services.

Equifax Owned Software	means Software that is owned by Equifax.

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Equifax Provided Hardware

means the computer equipment peripheral devices, storage media, Cabling, connectors, the Data Network, the LAN, telephone equipment and other equipment (however described) provided from time to time by the Equifax Group for use by IBM to perform and deliver the Services and fulfill its obligations under this Agreement. The Equifax Provided Hardware as of the Execution Date is listed on and/or referred to in Schedule E (Machines). If additional Equifax Provided Hardware is added or previously provided Equifax Hardware is removed during the Term of this Agreement in accordance with Section 6.4, Schedule E (Machines) shall be updated pursuant to Sections 8.1 and 17.2 to reflect the then-current Equifax Provided Hardware.

Equifax Provided Office Furnishings

means the desks, chairs, filing cabinets, office cube partitions and other office furniture (however described) provided from time to time by the Equifax Group for use by IBM to perform and deliver the Services and fulfill its obligations under this Agreement. The Equifax Provided Office Furnishings as of the Execution Date are listed on and/or referred to in Schedule E (Machines). If additional Equifax Provided Hardware is added or previously provided Equifax Hardware is removed during the Term of this Agreement in accordance with Section 6.4, Schedule E (Machines) shall be updated pursuant to Sections 8.1 and 17.2 to reflect the then-current Equifax Provided Office Furnishings.

Equifax Retained Function	means any Process-Element intersection in the Scope Models in Schedule A (Services) in which Equifax is designated as the Actor or for which IBM is not designated as the Actor.

Equifax Software	means Applications Software-Equifax and Systems Software-Equifax.

Equifax Works

means literary works of authorship (other than Code) Developed by IBM and/or its subcontractors independently or jointly with the Equifax Group and/or its contractors under this Agreement, specifically for the Equifax Group or the Equifax Business or specifically for the purpose of providing the Services, including without limitation user manuals, charts, graphs and other written documentation, and machine-readable text and files, but shall not include any Derivative Works of any works in which the copyright is owned by IBM, its Affiliates or subcontractors.

Euro-Ready

means that a product or service, when used in accordance with its associated documentation and used properly in accordance with its specifications, will correctly process monetary data in the euro denomination and will perform in accordance with the euro currency formatting conventions including the euro sign assuming that all other products (i.e. hardware, software, firmware, etc.) that are used with this product are also Euro-Ready.

Execution Date	means the date this Agreement is signed by both Parties.

Extension Period	has the meaning given in Section 1.4.

Facilities	means the facilities listed in Schedule H (Facilities).

Force Majeure Event	has the meaning given in Section 17.3(a).

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IBM

Means any or all of International Business Machines Corporation and its Affiliates, as the context requires, unless it is clear from the context that the term “IBM” is instead intended to mean International Business Machines Corporation in that particular instance.

IBM Code

means Code Developed by IBM personnel at IBM’s expense and not as part of the Services, but used to provide the Services, which code does not constitute a Derivative Work of any software owned by the Equifax Group, IBM, or their respective Affiliates or contractors or subcontractors. IBM Code shall not include any Equifax Derivative Code.

IBM Derivative Code	means Code Developed under this Agreement, which constitutes Derivative Works of software for which the copyright is owned by IBM, its Affiliates or its subcontractors.

IBM Direct Damages Cap	has the meaning given in Section 13.1(a)(i).

IBM Euro-Ready

means that an IBM Logo product, when used in accordance with its associated documentation and used properly in accordance with its specifications, will correctly process monetary data in the euro denomination and will perform in accordance with the euro currency formatting conventions including the euro sign assuming that all other products (i.e. hardware, software, firmware, etc.) that are used with this product are Euro-Ready. IBM hardware products that are IBM Euro-Ready may or may not have an engraved Euro sign key on their keyboards.

IBM Indemnitees	has the meaning given in Section 14.2.

IBM Interfaces

means Code and/or literary works of authorship created at IBM’s expense, by IBM personnel and/or its contractors and not as part of the Services, but used to provide the Services, and interface or describe and instruct regarding the interface, between and among Applications Software and the Systems Software, which does not constitute a Derivative Work of any software or literary works of authorship owned by the Equifax Group, IBM, or their respective Affiliates or contractors, including without limitation, user manuals, charts, graphs and other written documentation, and machine-readable text and files.

IBM Logo Products	has the meaning given in Section 4.11.

IBM Machines

means the computer equipment, peripheral devices, storage media, cabling, connectors, extenders and other equipment (however described) including without limitation, modems, routers and termination boxes for the Network located in the Facilities and other Equifax Group Sites, including without limitation Data Center and at the Network Locations, provided by or through and used from time to time by IBM to perform and deliver the Services and fulfill its obligations under this Agreement. The IBM Machines as of the Execution Date are listed on Schedule E (Machines), which schedule shall be updated pursuant to Section 8.1 during the Term to reflect the then current IBM Machines.

IBM Software	means the Applications Software—IBM and Systems Software—IBM.

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IBM Year 2000 Compliance or Compliant

means that the product will, subject to the provisions of Section 4.9(b)), when used in accordance with its associated documentation, (i) accurately process and handle date data (including but not limited to, calculating, comparing and sequencing, to the extent that the product’s specifications provide for such processing or handling of date data) within, from, into and between the twentieth and twenty-first centuries, and the years 1999 and 2000, including leap year calculations, to the extent that all other products used in combination with such product properly exchange date data with it, and (ii) will properly exchange date data with other IBM Logo Products that are IBM Year 2000 Compliant, provided that such IBM Logo Products are specified by IBM to operate together as part of a system.

IBM Works

means literary works of authorship (other than Code) Developed at IBM’s expense, by IBM personnel and/or its contractors and not specifically for the Equifax Group or the Equifax Business or not specifically for the purpose of providing the Services, but used to provide the Services, including without limitation user manuals, charts, graphs and other written documentation and machine-readable text and files, but shall not include any Derivative Works of any works in which the copyright is owned by Equifax or its Affiliates or subcontractors.

Indemnified Party	has the meaning given in Section 14.4.

Indemnifying Party	has the meaning given in Section 14.5(a).

Indemnitee	has the meaning given in Section 14.1.

Key IBM Personnel Positions	means those personnel furnished by IBM to perform the Services who occupy positions designated as Key IBM Personnel Positions in Schedule D (Human Resources) or pursuant to Section 7.3.

Knowledge Retention Personnel	Has the meaning given in Section 7.4(a).

Listed Subcontractors	has the meaning given in Section 8.6(a).

Local Enabling Agreements	has the meaning given in Section 17.17.

Losses

means all losses, liabilities, damages, penalties and claims (including taxes and all related interest and penalties incurred directly with respect thereto), and all related costs, expenses and other charges *.

Machines	Means the IBM Machines and Equifax Provided Hardware.

Maintenance Release

Means those Software fixes and updates provided by the Software vendors as part of normal maintenance service for the Software for which there is no charge by such vendors in addition to periodic maintenance charges, if any.

Materials	Means the Equifax Code, the Equifax Derivative Code, the Equifax Works, the IBM Code, the IBM Derivative Code, the IBM Works and the IBM Interfaces.

*   Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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MicroLan	means desktop support. For the avoidance of doubt, the terms “MicroLan,” and “Desktop” are used interchangeably in this Agreement.

Network	means the Service Tower that is composed of the Voice and Data (i.e., WAN, LAN and MAN) Platforms, as such Platforms are defined in Schedule C.

New Services	has the meaning given in Section 10.1 of Schedule C (Charges).

Notice	has the meaning given in Section 16.1(b).

Operations	means the Service Tower that is composed of the Mainframe, Mid-Range, Parallel Systems, MicroLan and Service Desk Platforms, as such Platforms are defined in Schedule C.

Parties	means IBM and Equifax.

Party	means IBM or Equifax.

Platform	is a term used in certain circumstances under this Agreement to subdivide the Services comprising a Service Tower (i.e., Operations, Network or Disaster Recovery) into sub-groups/clusters of Services.
Project	has the meaning given in Schedule N (Projects).

Project Executive	has the meaning given in Section 7.1.

Required Consents

means any consents or approvals required to be obtained (a) to allow IBM, its Affiliates and its approved subcontractors to assume financial and/or support, operational, management and administrative responsibility for the Equifax Software, the Equifax Provided Hardware and the Equifax Provided Office Furnishings in connection with the Services; (b) for the licensing, transfer and/or grant of the right to the Equifax Group, as permitted by each license, to use the IBM Software and IBM Machines as contemplated by this Agreement; and (c) for the Equifax Group and IBM, its Affiliates and its approved subcontractors to have access to and use of the space, equipment, software and/or third party services provided under the Third Party Agreements in connection with the Services as contemplated by this Agreement.

Resource Unit (“RU”)	Has the meaning given in Schedule C (Charges).

Service Level Credits	has the meaning set forth in Schedule B (Service Levels).

Service Employees	has the meaning given in Section 12.5(g).

Service Levels	means the standards of performance to be met or exceeded by IBM in providing the Services. The Service Levels are set forth in Schedule B (Service Levels).

Service Tower	is a term used in certain circumstances under this Agreement to subdivide the Services into three high-level groups of Services: Operations, Network and Disaster Recovery.

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Services

means all functions, responsibilities, tasks and activities: (a) described in this Agreement that are to be performed by IBM under this Agreement; or (b) that are directly related to information technology services and were performed for the Equifax Group in the immediately preceding twelve (12) months before the Execution Date by the Transferred Employees or by Equifax Group employees whose functions are assumed by IBM or displaced under this Agreement; or (c) that were performed or required to be performed by IBM and/or its Affiliates and subcontractors for the Equifax Group in the immediately preceding twelve (12) months prior to the Execution Date under the 1998 Agreement or any of the other agreements identified in Schedule M as being superseded by this Agreement; or (d) that were performed in the immediately preceding twelve (12) months before the Execution Date by assets conveyed or made available to IBM or displaced as a result of this Agreement. For the avoidance of doubt, the Parties agree that references in this definition to the 1998 Agreement and other agreements identified in Schedule M are for purposes of defining the scope of the Services under this Agreement-such references are not intended to incorporate by reference into this Agreement any legal terms and conditions of such agreements, all of which are superseded by this Agreement.

Services Transfer Assistance	has the meaning given in Section 12.5.

Software	means IBM Software and Equifax Software.

Span Elements	has the meaning provided in Schedule A (Services).

Statement of Work	has the meaning given in Schedule N (Projects).

System	means the Machines, Software and Network covered under this Agreement and the operating environment therefor.

Systems Software

means those programs and programming (including all supporting documentation and media) that perform tasks related to the functioning of the data processing, and telecommunication equipment which is used to operate the Applications Software or otherwise to support the provision of the Services by or through IBM under this Agreement, whether or not licensed to IBM. Systems Software may include but is not limited to, database creation and management software, application development tools, operating systems, software utilities, data security software, data network software, communications monitors and data base managers. Systems Software as of the Execution Date is listed in Schedule F (Software), which schedule shall be updated pursuant to Sections 8.1 and 17.2 during the Term to reflect the then current Systems Software. In Schedule A (Services), Systems Software is subdivided into and includes two groups of Software identified as “Platform Software” and “Infrastructure Software.”

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Systems Software —Equifax

means the Systems Software and general purpose software such as the database creation and management software, utility software and applications development tools software provided by or through Equifax on the Execution Date, as listed in Schedule F (Software) under such heading, or during the Term of this Agreement in accordance with Section 6.4. If additional Systems Software is provided by or through Equifax during the Term or if previously provided Systems Software is removed, Schedule F (Software) will be amended to reflect the addition or removal of such Systems Software in accordance with Sections 8.1 and 17.2

Systems Software—IBM

means the Systems Software provided by or through IBM on the Execution Date, as listed in Schedule F (Software) under such heading, or during the Term of this Agreement in accordance with Section 6.4. If additional Systems Software is provided by or through IBM during the Term or if previously provided Systems Software is removed, Schedule F (Software) will be amended to reflect the addition or removal of such Systems Software in accordance with Sections 8.1 and 17.2

Term	has the meaning given in Section 1.3 and any extension and renewal term described in this Agreement.

Termination Charges	means the charges designated as such that are set forth in Exhibit C-8.

Third Party Agreements

means those contractual, leasing and licensing arrangements to which one or more members of the Equifax Group is a party and pursuant to which a member of the Equifax Group receives any third party products, software and/or services that IBM will need to access or use in providing the Services and for which IBM is assuming financial, management and/or administrative responsibility under this Agreement. Third Party Agreements in effect as of the Execution Date are listed on Schedule G (Third Party Agreements), which schedule shall be updated pursuant to Sections 8.1 and 17.2 during the Term to reflect the then-current Third Party Agreements.

Third Party Provider

means a business or entity other than a member of the Equifax Group or IBM and its Affiliates that provides products, software and/or services under a Third Party Agreement, in support of the provision of the Services by IBM.

Third Party Service Agreements

means those Third Party Agreements, excluding leases and license agreements, pursuant to which a member of the Equifax Group receives third party services that IBM will need to access or use in providing the Services and for which IBM is assuming financial, management and/or administrative responsibility under this Agreement. Third Party Services Agreements in effect as of the Execution Date are listed on Schedule G (Third Party Agreements), which schedule shall be updated pursuant to Sections 8.1 and 17.2 during the Term to reflect the then-current Third Party Service Agreements.

Transferred Employees	has the meaning given in Section 5.2.

Trade Secrets	has the meaning given in Section 11.1.

Transition Cover Costs	has the meaning given in Section 13.3(b).

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Transition Personnel	has the meaning given in Section 5.1(e).

Transformation/ Transformation Plan	has the meaning given in Section 5.1(a).

Use	means, in the context of Software, to use, copy, maintain, modify, enhance, distribute or create Derivative Works as permitted under the license for such Software.

Version	means those Software updates that generally add function to the existing Software and may be provided by the Software vendors at a fee over and above the standard periodic software maintenance costs.

Virus or Viruses

means computer instructions that are intended, designed and have the effect of adversely affecting the specified operation, security or integrity of a computing, telecommunications or other digital operating or processing system or environment.

Wind-Down Expenses

means the net amount, after IBM takes commercially reasonable action to mitigate the amount thereof, that will reimburse IBM for the actual reasonable costs for severance, relocation and unbillable time that IBM incurs in the placement on other customer accounts or severance of IBM personnel primarily employed to provide the Services; provided, however, Equifax shall have the right to mitigate such costs by hiring such IBM personnel.

2.2    Other Terms

Other capitalized terms used in this Agreement are defined where they are used and have the meanings there indicated. Those terms, acronyms and phrases not defined in this Agreement but in common usage in the information technology (“IT”) industry or other pertinent business context shall have their generally understood meanings in the IT industry.

3.     THE SERVICES

3.1    Obligation to Provide Services

(a) Starting on the Commencement Date in each Country Location and continuing during the Term, IBM shall provide the Services to, and perform the Services for, the Equifax Group, for use by the Equifax Group and other Authorized Users.

(b) In performing and providing the Services, the relationship of IBM with the members of the Equifax Group will be as an independent contractor. However, as a result of its position in providing and performing the Services, the Parties acknowledge that certain employees of IBM and each of its Affiliates providing portions of the Services may have a unique knowledge of the information technology operations of the members of the Equifax Group that no employee of a member of the Equifax Group will have in full, and employees of IBM and each of its Affiliates providing portions of the Services will be interacting with the employees, executive management and accountants to the Equifax Group and the members thereof, and will be performing functions that would otherwise be performed by employees of the Equifax Group.

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(c) There may be functions, responsibilities, activities and tasks not specifically described in this Agreement which are required for the proper performance and provision of the Services and are an inherent part of, or a necessary sub-part included within, the Services. To the extent such functions, responsibilities, activities and tasks either (i) were performed during the twelve (12) months preceding the Commencement Date by Equifax personnel (employees and contractors) or assets transitioned or made available to IBM or displaced as a result of this Agreement or (ii) are determined to be required for the proper performance and provision of the Services or are an inherent part, or a necessary sub-part included within, the Services, such functions, responsibilities, activities and tasks shall be deemed to be implied by and included within the scope of the Services to the same extent and in the same manner as if specifically described in this Agreement. Each such determination shall be made by agreement of the Parties or resolved pursuant to the dispute resolution provisions of Article 16. For the avoidance of doubt: (i) this Section 3.1(c) shall not be interpreted to include as deemed parts of the Services any functions, responsibilities, activities or tasks that are not related to the provision of information technology services — for example, managing the company’s annual charitable fund-raising campaign; and (ii) IBM’s obligations with respect to the interpretation of or compliance with laws and regulations as they apply to the Equifax Business shall be limited to those obligations expressly set forth in this Agreement, the criteria in this Section 3.1(c) notwithstanding.

(d) IBM shall refresh and supplement the infrastructure, tools, and other factors of production used by IBM in providing its services in order to keep pace with technological advances and advances in the methods of delivering services, where such advances are at the time pertinent and in general use within the information technology industry to enable Equifax to take advantage of technological advancements in its industry and support Equifax’s efforts to maintain competitiveness in the markets in which it competes. For the avoidance of doubt, this provision does not apply to Span Elements for which a specific refresh schedule has been provided or for which Equifax has retained financial responsibility for refreshment.

3.2    Performance

IBM agrees to perform the Services in a manner that will meet or exceed each of the applicable Service Levels set forth in Schedule B (Service Levels), subject to the limitations and in accordance with the provisions set forth in this Agreement, and to standards satisfied by well-managed operations performing services similar to the Services. IBM further agrees that it shall perform the Services at least at the same level and with at least the same degree of accuracy, quality, completeness, timeliness, responsiveness and efficiency as was provided prior to the Commencement Date by or for Equifax provided Equifax can demonstrate to IBM such levels and degrees utilizing data for the twelve (12) months immediately preceding the Commencement Date.

3.3    Disaster Recovery Services

IBM will provide Disaster Recovery Services in accordance with Schedules A and S. If IBM fails to provide Disaster Recovery Services to the extent and in accordance with the time table set forth in Schedule A (Services) or Schedule S (Disaster Recovery Services) for a period as set forth in Schedule A (Services) or Schedule S (Disaster Recovery Services), Equifax will be entitled, at its election, to terminate the portion of this Agreement (including Schedule S (Disaster Recovery Services)) relevant to the affected Service Tower within the affected country pursuant to Section 12.1(a) (without giving the notices and observing the cure periods set forth in Section 12.1(a)) upon written notice to IBM. If the Services for the Operations and/or Network

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Service Towers are terminated, Equifax shall have the right to terminate the corresponding Disaster Recovery Services described in Schedules S and A on the same basis. If Equifax elects to terminate as described in this Section 3.3, Equifax shall give notice to IBM of such election within thirty (30) days after the occurrence of the event on which such termination is based. In the event termination of this Agreement is authorized under this Section 3.3, Equifax shall not be required to pay any Termination Charges or Wind-Down Expenses to IBM. Such termination shall not constitute the sole and exclusive remedy of Equifax for such failure of performance by IBM.

3.4    Audits

(a) IBM shall maintain a complete audit trail of all financial and non-financial transactions resulting from this Agreement. IBM will assist the Equifax Group in meeting their respective audit and regulatory requirements, including providing access to the Facilities and IBM’s and its Affiliates’ books and records, to enable the Equifax Group and its auditors and examiners, to conduct appropriate audits and examinations of the Equifax Group’s operations and IBM’s and its Affiliates’ operations relating to the performance of the Services, and to: (i) verify the accuracy of IBM’s charges and credits to Equifax; (ii) verify the integrity of Equifax Group Data and examine the systems that process, store, support and transmit that data; (iii) verify that the Services are being provided in accordance with this Agreement; and (iv) as otherwise necessary to enable Equifax to meet, or to confirm that IBM is meeting, applicable regulatory and other legal requirements. Without limiting the generality of the preceding sentence, in conducting such audits and examinations, the Equifax Group and its auditors and examiners shall have the right to audit or examine relevant practices and procedures; systems, Machines and Software; and supporting information and calculations regarding compliance with Service Levels; general controls and security practices and procedures; disaster recovery and back-up procedures; provided, however, that neither Equifax nor its auditors will be allowed access to other IBM or IBM Affiliates customers’ records or IBM confidential and proprietary data; but provided further that nothing in this Agreement shall limit or restrict Equifax’s or IBM’s rights in discovery proceedings pursuant to any civil litigation. Such access will require forty-eight (48) hour written notice to IBM and will be provided at reasonable hours. If any audit or examination reveals that IBM’s invoices for the audited period are not correct (other than amounts in dispute pursuant Schedule C (Charges)), IBM shall promptly reimburse Equifax for the amount of any overcharges, or Equifax shall promptly pay IBM for the amount of any undercharges. If any such audit activities interfere with IBM’s ability to perform the Services in accordance with the Service Levels, IBM shall be relieved of such performance obligations to the extent caused by such audit activity. If the assistance required of IBM shall cause IBM to expend resources and incur additional costs to provide such assistance that are not within the scope of the Services and Resource Unit Baselines, Equifax shall reimburse IBM for such costs.

(b) If the exercise by the Equifax Group of its audit rights under Section 3.4(a) relates to functions performed by IBM’s subcontractors, IBM shall supply or cause to be provided to the Equifax Group (or its auditors or examiners, as applicable) the necessary information and, as required, arrange for the Equifax Group (or its auditors or examiners, as applicable) to have suitable access to IBM’s subcontractor’s facilities (under IBM’s accompaniment); provided, however, Equifax may request IBM to arrange such access only if part of the Services are performed at such subcontractor’s facility.

(c) Subject to Section 4.10, IBM agrees to make any changes to the Services and take other actions which are necessary in order to maintain compliance with laws or regulations applicable to its performance and provision of the Services. Subject to Section 4.10, Equifax may submit to IBM

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findings and recommendations regarding changes to the Services necessary for the compliance by Equifax with applicable laws and regulations which IBM will analyze and consider in good faith. IBM shall promptly respond to Equifax regarding IBM’s evaluation and activity plan for such findings and recommendations.

(d) IBM shall conduct audits of or pertaining to the Services in such manner and at such times as is consistent with the audit practices of well managed operations performing services similar to the Services. IBM shall support Equifax’s conduct of SAS 70 (or similar or successor) audits to the extent the control objectives of such audits relate to functions performed by IBM under this Agreement.

(e) IBM shall make available promptly to Equifax the relevant portions of results of any * conducted by IBM or its Affiliates * or by inspectors or regulators, relating to the effectiveness of IBM’s * to the extent such * is relevant to the Services and indicates an impact to Equifax.

(f) Until the later of (i) three (3) years after expiration or termination of this Agreement; (ii) all pending matters relating to this Agreement (e.g., disputes) are closed; or (iii) the information is no longer required to meet Equifax’s records retention policy as disclosed by Equifax to IBM in writing and as such policy may be adjusted from time to time, IBM shall maintain and provide access upon request to the records, documents and other information required to meet Equifax’s audit rights under this Agreement.

3.5    IBM Cooperation with Authorized User Examinations

IBM acknowledges that Authorized Users frequently require the right to conduct security, disaster recovery and regulatory compliance examinations of Equifax information processing facilities and resources used to provide services to them or for their benefit. IBM agrees to cooperate with Equifax on behalf of Equifax’s Authorized Users in the conduct of such examinations and to provide them access to IBM facilities, personnel and systems used to provide and perform the Services as reasonably necessary for such Authorized Users (or their designated representatives) to conduct such examinations. All such access to such IBM facilities and resources used by IBM to provide and perform the Services shall be subject to (i) reasonable data and records protection and physical security measures and (ii) such Authorized Users’ employees, agents and representatives undertaking reasonable confidentiality requirements relating to such examinations.

3.6    Facilities

(a) IBM will not relocate the portion of the Services provided from the Facilities set forth in Schedule H (Facilities) without the prior written consent of Equifax as described in Section 5.3(g).

(b) During the Term, IBM will provide the Equifax Group with access upon prior notice to the portion of the Facilities used by IBM to provide and perform the Services (including, without limitation, the Data Center) in order for Equifax to provide tours of such portions of the Facilities and such tours will be conducted in a manner reasonably calculated not to interfere with IBM’s provision of Services.

*   Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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(c) IBM will provide reasonable access to the portion of the Facilities used by IBM to provide and perform the Services as necessary or appropriate for the performance, delivery and use of the Services by the Equifax Group and for the operation, maintenance, upgrade, support and use of any other Equifax hardware, software and other resources located in the Facilities (i) to the Equifax Group’s authorized employees, agents and representatives, and (ii) to Third Party Providers and third party vendors and suppliers of installation, maintenance, support and upgrade services, technology and hardware for the System and any other Equifax hardware, software and other resources located in the Facilities serviced thereby. To the extent practical in light of such installation, maintenance, support and upgrade requirements, Equifax will provide twenty-four (24) hours notice to IBM prior to any visits by such Third Party Providers and third party vendors and suppliers.

(d) All access to the portion of the Facilities under the control of IBM and used by IBM to provide and perform the Services (including, without limitation, the Data Center) shall be subject to (i) reasonable data and records protection and physical security measures (including Equifax physical security requirements) and (ii) such Equifax Group employees, agents and representatives and Third Party Providers and third party vendors and suppliers undertaking reasonable confidentiality requirements relating to such visits.

3.7    Security

IBM shall comply with Equifax’s standard policies and procedures and with applicable leases as these are made available to IBM in writing regarding access to and use of the Equifax Data and Equifax Facilities, including procedures for the physical security of the Equifax Facilities. Equifax will authorize all access to all Software operated by, and Company Information and other records of the Equifax Group in the possession of, IBM in support of the Services through the data and records security procedures as described in Schedule T (Security Procedures). IBM shall notify Equifax of the identity of each of the entities and personnel working with IBM to provide and perform the Services that are to be authorized access to Equifax Data or the Software utilized in support of the Services and the level of security access required by each. The Parties shall cooperate in administering security procedures regarding such access, in accordance with such Schedule. IBM will enable such access by persons as designated by Equifax and deny such access to all other persons, in accordance with such Schedule.

3.8    Technology Refresh

IBM will refresh the information technologies components of the Services (including both hardware and software components) as specifically provided in this Agreement. This Section 3.8 shall not affect or limit IBM’s obligations or authority to perform the repair, maintenance and upgrade functions and services as set forth in this Agreement.

3.9    Machines And Third Party Service Agreements

This Section 3.9 addresses the Parties’ respective rights in Machines and Third Party Service Agreements. Grant by Equifax to IBM of rights of use pursuant to this Section 3.9 shall be deemed to include, subject to the other provisions of this Agreement, grant of such rights to IBM’s Listed Subcontractors. Equifax Provided Hardware and Third Party Service Agreements made available to IBM are made available on an “as is, where is” basis, with no warranties whatsoever.

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(a) Leased Existing Equifax Provided Hardware. With respect to leased Equifax Provided Hardware so designated in Schedule E (Machines) and subject to Section 8.2, Equifax grants to IBM during the remaining term of the applicable lease solely to the extent necessary for performing the Services, the rights of use of such Equifax Provided Hardware that Equifax has with respect to such Equifax Provided Hardware. IBM shall comply with the duties imposed on Equifax by such leases as made known to IBM in writing.

(b) Machine Acquisitions During the Term.

(i)    IBM is not acquiring any existing non-personnel assets of Equifax Group as of the Commencement Date.

(ii)    Subject to Section 3.9(a) and except as otherwise provided in the Financial Responsibilities Matrix set forth as Exhibit C-14 (Financial Responsibilities Matrix) of Schedule C (Charges), IBM shall acquire and shall be financially responsible for new Machines — including modifications, upgrades, enhancements, additions and replacements of existing Machines in IBM’s name — as necessary or appropriate to provide the Services. Such Machines shall be acquired in the name of IBM except as set forth in Section 3.9(b)(iii) and subject to modifications, upgrades and enhancements of leased Machines being treated in accordance with the governing lease.

(iii)    With respect to Machine acquisitions for which Equifax is financially responsible as provided in the Financial Responsibilities Matrix set forth as Exhibit C-14 (Financial Responsibilities Matrix) of Schedule C (Charges), the Machines shall either be acquired by Equifax and made available to IBM for installation and operation or, alternatively, at Equifax’s election, such Machines shall be purchased by IBM, at the applicable vendor’s (third party or IBM) published list price at which such product may be purchased by the general public, plus a mark-up of five (5%) percent, in the name of Equifax unless Equifax expressly designates otherwise. With respect to Machines acquired in the name of Equifax pursuant to this Section 3.9(b)(iii), Equifax grants to IBM, during the Term, and (subject to Section 3.9(a) if such Machine is leased) solely to the extent necessary for performing the Services, the rights of use of such Machines that Equifax has with respect to such Machines.

(c) Third Party Service Agreements.

(i)    In the case of any Third Party Agreement listed in Schedule G (Third Party Agreements) for which IBM is designated as having ‘Legal’ responsibility, such agreement shall either be assigned to IBM or, alternatively, IBM shall assume legal responsibility for such agreement and have the same responsibility for managing such agreement as if it were an IBM subcontract. The determination as to which Third Party Service Agreements shall be shall be assigned to IBM will be made on a country-by-country basis. In either case, IBM shall comply with the duties imposed on Equifax by such Third Party Agreements.

(ii)    In the case of any other Third Party Agreements listed in Schedule G (i.e., those for which Equifax is designated as having ‘Legal’ responsibility), subject to Section 8.2, Equifax grants to IBM, during the Term, and solely to the extent necessary for performing the Services, the rights of use of the services covered by such Third Party Service Agreements that Equifax has with respect to such Third Party Service Agreements. IBM shall comply with the duties imposed on Equifax by such Third Party Service Agreements.

(d) Exercise of Rights.    To the extent IBM has financial responsibility for a Machine lease or Third Party Service Agreement, but such lease or Third Party Service Agreement remains in Equifax’s name, Equifax shall exercise termination or extension rights thereunder as IBM, after consultation with Equifax, reasonably directs; provided that IBM shall be responsible for the costs, charges and

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fees to be paid to such Third Party associated with the exercise of such rights to the extent Equifax has acted in accordance with IBM’s direction.

3.10 Equifax Owned Software — Existing

Equifax grants to IBM, and to IBM’s Affiliates and Listed Subcontractors as required for IBM to provide the Services, a worldwide, fully paid-up, nonexclusive license during the Term to Use Equifax Owned Software solely for the purpose of and to the extent necessary for performing the Services. Equifax Owned Software will be made available to IBM in such form and on such media as exists on the Commencement Date or as is later obtained by Equifax, together with available documentation and any other related materials. IBM shall not be permitted to Use Equifax Owned Software for the benefit of any entities other than members of the Equifax Group and their Authorized Users without the prior written consent of Equifax, which may be withheld at Equifax’s discretion. IBM shall install, operate and support (and otherwise treat in the same manner as Equifax Owned Software existing as of the Commencement Date) additional Equifax Owned Software that Equifax may make available to IBM from time to time during the Term. Except as otherwise requested or approved by Equifax, IBM shall cease all Use of Equifax Owned Software upon expiration or termination of this Agreement. Equifax Owned Software is made available to IBM on an “as is, where is” basis, with no warranties whatsoever, other than the intellectual property infringement indemnification obligations described in this Agreement.

3.11 Third Party Provider Software — Existing

(a) Grant of Rights. With respect to the Third Party Provider Software licensed by Equifax, subject to the Parties having obtained any Required Consents for Third Party Provider Software in the manner provided in Section 8.2, Equifax grants to IBM, and to IBM’s Affiliates and Listed Subcontractors as required for IBM to provide the Services, solely for the purposes of and to the extent necessary for performing the Services, the rights of Use of such Software that Equifax has as of the Commencement Date or later obtains with respect to such Software. Except as otherwise requested or approved by Equifax, IBM shall cease all Use of such Software upon expiration or termination of this Agreement. At Equifax’s election, IBM shall promptly return to Equifax or destroy any such Software and related documentation.

(b) IBM will comply with all license obligations under all licenses and maintenance agreements for the Software, including without limitation, the obligations of nondisclosure and scope of use; provided, however, that IBM will only be obligated under this Section 3.11(b) with regard to the licenses and maintenance agreements for Equifax Software to the extent the obligations thereunder are disclosed to and accepted by IBM. To the extent provided to IBM by Equifax prior to execution of this Agreement, IBM shall be deemed to have reviewed and accepted the obligations under the licenses and maintenance agreements for the Equifax Software listed on Schedule F (Software) as of the Commencement Date.

3.12 New Software Added During the Term

(a) IBM shall not introduce any additional IBM Software into Equifax’s dedicated IT Environment in providing the Services without Equifax’s prior written approval, which approval Equifax may withhold in its discretion. As and to the extent necessary for Equifax or a third party to perform work as permitted under this Agreement, IBM grants to Equifax, Authorized Users or such third party, after being notified by Equifax, a non-exclusive license to Use such Software solely to enable Equifax Group and its Authorized Users to receive and use the Services during the Term.

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(b) All IBM Software provided by IBM in connection with the Services and any Equifax Software licensed under a Third Party Agreement shall be licensed (and the attendant maintenance arrangements contracted) in the name of the Equifax Group member designated by Equifax as the licensee with IBM having the right to access and use such Software in performing the Services, unless IBM can procure such Software (and/or attendant maintenance arrangement) on a more cost effective basis licensed in its own name on terms permitting IBM to assign the license and maintenance agreements for such Software to Equifax without charge to Equifax at the expiration or termination of this Agreement or on terms otherwise accepted by Equifax in writing, in which case IBM may procure such Software (and/or attendant maintenance arrangement) in IBM’s name.

3.13 Changes to the Software

(a) IBM shall not, and shall not have the right to, direct the Equifax Group to, terminate, extend, replace, amend or add licenses for the Software and/or the maintenance arrangements attendant therewith, contracted in the name of a member of the Equifax Group without notifying Equifax in writing of the proposed action by IBM and obtaining Equifax’s prior written agreement; moreover, IBM shall provide to Equifax a written report of the reasons for, and the impact and ramifications on the Services of, such proposed action concurrently with such notification. IBM may terminate, replace, amend or add licensees for the IBM Software as it chooses so long as IBM continues to perform the Services in the manner required by this Agreement; provided, however, IBM agrees to provide twenty-one (21) business days written notification to Equifax prior to each such termination, replacement, amendment or addition and concurrently with such notification, deliver to Equifax a written report of the reasons for, and the impact and ramifications on the Services of, IBM’s proposed action. In addition, if such action by IBM with respect to a license and/or maintenance arrangement for the IBM Software will have an impact on the Services or the monitoring and/or evaluation of the Services in a manner that in turn will have a financial and/or operational impact on the Equifax Group or the ability of IBM or Equifax to monitor and/or evaluate the performance and delivery of the Services, and IBM is notified in writing by Equifax of its estimate of such financial and/or operational impact prior to IBM’s implementation of such action and IBM elects to proceed, IBM will provide or cause to be provided the programs, services, rights and other benefits and resources that are the subject of such licenses and maintenance agreements to the Equifax Group on terms no less favorable than the terms of such license and maintenance agreements and ensure that there shall be no negative impact on the ability of IBM or Equifax to monitor and/or evaluate the performance and delivery of the Services. If Equifax in connection with or resulting from IBM’s termination, replacement, amendment or addition of any license for IBM Software and/or maintenance arrangement incurs additional expenses, costs or Losses, including but not limited to personnel costs, and IBM has been notified in writing by Equifax of its estimate of such financial impact prior to IBM’s implementation of such action and IBM elects to proceed, IBM shall promptly reimburse Equifax for such amounts actually incurred by Equifax; provided, however, that in each instance in this Section 3.13(a)) that Equifax provides IBM an estimate of the financial impact of an action by IBM on Equifax, the amounts recoverable from IBM by Equifax in each such instance shall not exceed the amount of the written estimate provided to IBM for each such instance.

(b) IBM will provide to Equifax, and update as changes occur, a listing of all Software by name, Maintenance Release and Version promoted into production on each Machine at each location of the Machines.

(c) If Equifax requests a substitution of any Software for which IBM has financial responsibility, according to Exhibit C-14 (Financial Responsibilities Matrix) of Schedule C (Charges), Equifax

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shall pay or receive a credit in the amount by which the periodic license or maintenance fees attributable to the substituted Software exceeds or is less than the then-current periodic license or maintenance fees being paid by IBM attributable to the Software being replaced. If Equifax requests deletion of any Software for which IBM has financial responsibility and does not immediately substitute any other new Software therefor, Equifax may utilize an amount equal to the then-current applicable periodic license and/or maintenance fees attributable to such deleted Software to offset the fees attributable to any new Software or receive a credit in such amount. IBM will provide Equifax with the requisite license and/or maintenance fees support documentation to assist Equifax in evaluating the decision to replace such Software. Equifax will be responsible for any other fees payable to the Software vendor associated with such substitutions or additions.

(d) Equifax may add Software to, or delete Software. IBM agrees to promote into or remove from production, use and operate any Software selected by Equifax, subject to the provisions of Section 10.1 (Prices and Charges for New Services) of Schedule (C) if performance of such obligations requires IBM to perform New Services. Equifax shall be permitted by IBM to audit, control and approve all new Software prior to its promotion into production, and IBM shall provide the cooperation, information and access necessary or appropriate to permit Equifax to perform such functions.

(e) If IBM timely notifies Equifax that any software requested by Equifax be substituted for, deleted from, or added to, the Software will have an adverse impact on the operation of the System before such action is effected and Equifax directs IBM to effect such action even in view of such notice, IBM shall be excused from of any failure to satisfy the Service Levels for the affected portion of the Services to the extent, and only to the extent, such action directly causes such failure to satisfy such Services Levels.

3.14 Terms of Acquisition by IBM of Third Party Provider Software

If IBM acquires Third Party Provider Software in IBM’s name during the Term to provide the Services, IBM shall use Commercially Reasonable Efforts to acquire such software on commercially reasonable terms and conditions, including customary forms of protection of the licensee concerning actual or alleged claims of infringement of intellectual property rights.

3.15 Affiliates

If the Equifax Group acquires any additional Affiliates or other operations or assets during the Term and desires that IBM provide the Services for such Affiliates or other operations or assets, IBM will provide such Affiliates or other operations or assets with Services in accordance with this Agreement, subject to additional charges in accordance with Schedule C (Charges), including Section 7.3 (New Services) of Schedule C (Charges) if and to the extent acceptance of such responsibilities by IBM would require the performance of New Services.

3.16 Viruses

IBM shall take commercially reasonable measures to ensure that no Viruses or similar items are coded or introduced into the System and the operating environments used to provide the Services, initially continuing to perform the Virus protection and correction procedures and processes in place at the Equifax Group prior to the Execution Date, and subsequently continues to review, analyze and implement improvements to and upgrades of such virus prevention and correction programs and processes that are commercially reasonable and consistent with industry standards. If a Virus is found to have been introduced into the System and the operating

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environments used to provide the Services, IBM shall use Commercially Reasonable Efforts and diligently work to eliminate the effects of the Virus; provided, however, that IBM shall take immediate action if required due to the nature or severity of the Virus’ proliferation. The Party causing or permitting a Virus to be introduced into the System shall bear the costs associated with such efforts. Notwithstanding any other term of this Section 3.16, neither Party shall be liable to the other Party or any of its Affiliates for any such costs incurred by any of them with respect to items and areas outside of the System. If the Equifax Group introduces or permits the introduction of a Virus, IBM shall be relieved of any failure to meet the Service Levels to the extent such failure is caused by such Virus.

4.     WARRANTIES/REPRESENTATIONS/COVENANTS

4.1    Work Standards

IBM warrants, represents and covenants that (a) it has, and during the Term will have, and each of the IBM employees and subcontractors that it will use to provide and perform the Services has and during the Term will have, the necessary knowledge, skills, experience, qualifications and resources to provide and perform the Services in accordance with this Agreement; (b) it has successfully provided and performed the Services or services that are substantially similar to the Services for other customers of IBM; and (c) the Services will be performed for the Equifax Group in a diligent, workmanlike manner in accordance with industry standards applicable to the performance of such services.

4.2    Non-infringement

Each of the Parties warrants and covenants that it will perform its responsibilities under this Agreement in a manner that does not infringe, or constitute an infringement or misappropriation of, any patent, trade secret, copyright or other proprietary right of any third party; provided however that IBM shall not be in breach of this warranty and covenant * in the course of performing the Services is caused by *. Notwithstanding this provision or any other provision in this Agreement, Equifax makes no warranty or representation with respect to any claims for such infringement or misappropriation by virtue of its compliance with obligations herein to provide IBM access to, use of or benefits of any Third Party Agreements prior to receiving the necessary Required Consents; provided, however, that this Section 4.2 shall not relieve Equifax from any liability or obligation under Sections 8.2 and 14.2.

4.3    Disabling Code

IBM represents and warrants that, without the prior written consent of Equifax, IBM will not invoke any Disabling Code that may be part of the Software at any time, including upon expiration or termination of this Agreement for any reason.

4.4    Authorization and Enforceability

Each Party hereby represents and warrants that:

(a) it has all requisite corporate power and authority to enter, and fully perform pursuant to, into this Agreement;

*   Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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(b) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and properly authorized by all requisite corporate action on its part; and

(c) this Agreement has been duly executed and delivered by such Party.

4.5    Maintenance

IBM warrants and covenants that it shall maintain the Machines and Software for which IBM is responsible so that they operate in accordance with their specifications.

4.6    Efficiency and Cost Effectiveness

IBM warrants and covenants that it shall take commercially reasonable actions (a) to efficiently administer, manage, operate and use the resources employed by IBM to provide and perform the Services that are chargeable to Equifax under this Agreement (b) to diligently and continuously improve the performance and delivery of the Services by IBM and the elements of the policies, processes, procedures and System that are used by IBM to perform and deliver the Services, including, without limitation, re-engineering, tuning, optimizing, balancing or reconfiguring the processes, procedures and systems used to perform, deliver and track the Services; and (c) use Commercially Reasonable Efforts to perform the Services in a cost-effective manner consistent with the required level of quality and performance.

4.7    Software Ownership or Use

IBM warrants that it is either the owner of, or authorized to Use, the Software utilized pursuant to Sections 3.12(a) any Software developed by IBM as part of the Services pursuant to Section 10.1.

4.8    Inducements

IBM represents and warrants that it has not violated any applicable laws or regulations or any Equifax policies of which IBM has been given notice regarding the offering of unlawful inducements in connection with this Agreement.

4.9    Disclaimer

(a) IBM does not warrant the accuracy of any advice, report, data or other product delivered to Equifax to the extent any inaccuracies are caused by data and/or software provided by Equifax. IBM will promptly notify Equifax of any such inaccuracies of which IBM becomes aware and the cause therefore if known by IBM. IBM will provide commercially reasonable assistance to Equifax to remedy such problems.

(b) Subject to the obligations of IBM to satisfy the Service Levels and provide the Services as set forth in this Agreement without material denigration or interruption, IBM does not assure uninterrupted or error-free operations of the Software and Machines.

(c) EMU Transition

(i)    IBM is not providing Equifax with any EMU assessment, conversion or testing services under this Agreement. IBM will not be responsible for the assessment of Equifax’s current systems or for taking any appropriate actions to migrate them to Euro-Ready systems. However, nothing in this Section 4.9(c)(i) shall relieve IBM of its obligations under Section 4.9(c)(ii).

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(ii)    The Parties shall have the duties, obligations and responsibilities with respect to EMU Matters as set forth in the following chart for “Equifax Products” (comprised of the categories of assets listed in the chart below); “IBM Logo Products” provided by IBM under this Agreement and used to provide the Services; “IBM Third Party Products” (defined to mean third party products owned or licensed by IBM and provided by IBM under this Agreement, in both cases used to provide the Services); and “Equifax Provided Assets” (defined to mean all hardware, software contracts and licenses with respect to which ownership or title is or was transferred by Equifax to any of its Affiliates to IBM or any of its Affiliates prior to the Commencement Date). The Schedules referenced in this Section shall be updated pursuant to Section 8.1.

		Maintenance	Financial	Management	SLA Relief
		Note 1	Note 2	Note 3	Note 4
(i)	Equifax Products

	“Applications Software — Equifax” (Schedule F)	E	E	E	Yes

	“Equifax Provided Hardware” Used by IBM	I	E	I	Yes

	Equifax hardware Not Used by IBM	E	E	E	Yes

	“Contracts” Used by IBM (Schedule G)	N/A	E	E	Yes

	Equifax agreements Not Used by IBM	N/A	E	E	Yes

	“Systems Software — Equifax” Used by IBM (Schedule F)	I	E	E	Yes

	Equifax software Not Used by IBM	E	E	E	Yes

(ii)	IBM Logo Products provided by IBM under this Agreement and used to provide the Services	I	I	I	No

E = Equifax Responsibility

I = IBM Responsibility

(d) With respect to EMU Matters only, the following definitions will apply:

(i)    Note 1 — “Maintenance” shall mean maintenance responsibility, including but not limited to applying fixes, corrections and other enhancements (but not financial responsibility for such) and/or using reasonable efforts to cause a third party vendor to perform the foregoing.

(ii)    Note 2 — “Financial” shall mean the financial responsibility for all fees, charges and costs incurred in connection with correcting an EMU Matter, including but not limited to software upgrades, new versions or releases, hardware upgrades or replacements and IBM Project Office support.

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(iii)    Note 3 — “Management” shall mean responsibility for coordinating EMU Matter corrective actions (but not financial responsibility for such actions).

(iv)    Note 4 — “Service Level Relief” shall mean that IBM then IBM shall not be held responsible for any failure to meet a Service Level if, and only to the extent, such failure is directly attributable to a failure of the items covered by the description in the chart above to be Euro-Ready.

(v)    The IBM Logo Products which are introduced after January 1, 1999 and that are used directly by IBM (and not by IBM subcontractors) and that have a dependency to process monetary data in the euro denomination to provide the Services will be IBM Euro-Ready.

(vi)    For the IBM Third Party Provider Products, to the extent possible, IBM will seek to determine from the third party manufacturers or providers whether such third party products which have a Euro dependency and are designated by such third party manufacturers or providers as Euro-Ready. To the extent that IBM is permitted by law or contract to do so, IBM will pass through any such representations or warranties for IBM Third Party Products to Equifax. Where IBM has obtained information that an IBM Third Party Product is designated as not Euro-Ready, IBM will notify Equifax as soon as reasonably practicable after IBM becomes aware of such fact. Nothing herein shall, however, be construed as a representation or warranty by IBM that IBM Third Party Products are Euro-Ready.

(vii)    Notwithstanding that the IBM Third Party Products are considered to be Euro-Ready, IBM does not represent or warrant uninterrupted or error free operation of the Services.

(viii)    For the IBM Logo Products, IBM will determine whether such IBM Logo Products which have a Euro dependency, are designated as IBM Euro-Ready. Where IBM has determined that an IBM Logo Product is designated as not IBM Euro-Ready, IBM will notify Equifax as soon as reasonably practicable after IBM becomes aware of such fact.

(ix)    Notwithstanding that the IBM Logo Products are considered to be IBM Euro-Ready, IBM does not represent or warrant uninterrupted or error free operation of the Services.

(e) EXCEPT AS PROVIDED IN THIS AGREEMENT, THERE ARE NO OTHER EXPRESS WARRANTIES OR COVENANTS, AND THERE ARE NO IMPLIED WARRANTIES OR COVENANTS, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OR COVENANTS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

4.10 Legal and Regulatory Compliance

Each Party agrees at its cost and expense to obtain all necessary regulatory approvals applicable to its business, to obtain any necessary permits for its business, and to comply with all laws and regulatory requirements applicable to the performance of its obligations under this Agreement. To the extent Equifax directs IBM, in accordance with the Regulatory Compliance Interaction Model set forth as Exhibit A-4-1 to Schedule A (Services), to comply with Equifax corporate compliance policies that describe the processes and procedures to be followed in order for Equifax to be and remain in compliance with legal and regulatory requirements (including consent decrees to which Equifax is a party) that apply to Equifax’s business and operations and provides IBM a written copy of such corporate compliance policies, IBM shall comply with such corporate compliance policies as and to the extent applicable to functions for which IBM is responsible; provided, however, that IBM’s compliance with such requirements may constitute a New Service.

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4.11 Year 2000 Warranty

IBM warrants that products manufactured or distributed by IBM and bearing a logo of IBM and/or an IBM Affiliate (“IBM Logo Products”) that are provided under this Agreement and installed after the Execution Date of a Transaction Document and used to provide Services under this Agreement will be IBM Year 2000 Compliant, unless IBM notifies Equifax of its intention to install a non-IBM Year 2000 Compliant IBM Logo Product and Equifax agrees in writing to such installation.

4.12 Covenant of Cooperation and Good Faith

The Parties covenant to timely and diligently cooperate, with due consideration of the goals, objectives and purposes of this Agreement, to facilitate the performance of their respective duties and obligations under this Agreement in a commercially reasonable manner. Further, the Parties agree to deal and negotiate with each other and their respective Affiliates in good faith in the execution and implementation of their duties and obligations under this Agreement.

5.     TRANSFER, TRANSITION AND TRANSFORMATION

5.1    Transition/Transformation Plans

(a) IBM and Equifax have developed and agreed upon the “Transition/Transformation Plan” as set forth in Schedule I (Transition/Transformation) and an “IT Management Process Improvement Program” as set forth in Schedule J (IT Management Process Improvement Program). With respect to the transition and transformation, IBM will:

(i)    perform the transition and transformation tasks as specified in Schedule I (Transition/Transformation) and Schedule J (IT Management Process Improvement Program), respectively; and

(ii)    maintain the Services with minimal disruption to Equifax’s business operations in each country;

(b) No functionality of the information technology services or operations being transitioned or transformed shall be disabled or cut over to a new service or replacement functionality until the new service or functionality is demonstrated to Equifax’s satisfaction to have equivalent capabilities for such functionality and Equifax has provided written notice of acceptance of such capability; provided, however, that IBM shall not be required to keep such dual services or operations enabled for more than thirty (30) days (or, in specific circumstances, if any, to be mutually agreed by the Parties in which it is not reasonably possible to test and verify the proper functioning of the new service or functionality within thirty (30) days, such longer period as is reasonable under the circumstances) at IBM’s expense unless Equifax has identified and notified IBM within such period of reasonable concerns, in which case the Parties will agree to a reasonable timeframe for continuation of the identified services or operations at IBM’s expense.

(c) Equifax reserves the right to monitor, test and otherwise participate in the transition and transformation. IBM shall immediately notify Equifax if such monitoring, testing or participation has caused (or in IBM’s reasonable opinion may cause) a problem or delay in the transition and transformation and work with Equifax to prevent or circumvent such problem or delay.

(d) Equifax reserves the right to temporarily suspend the transition and/or the transformation by providing notice to IBM if IBM is responsible for the transition and/or transformation failing to fulfill the requirements set out in the approved Transition/Transformation Plan or otherwise causing a material disruption in Equifax’s business environment occasioned by the carrying out of the transition and/or transformation, until such time as IBM can demonstrate to Equifax’s satisfaction that it is ready to achieve such requirements and/or end such disruptions.

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(e) During the transition period, Equifax will cooperate with IBM in implementing the Transformation/Transformation Plan by providing the personnel (or portions of the time of the personnel) set forth in the Transformation/Transformation Plan (“Transition Personnel”) and performing the tasks described for Equifax in the Transition/Transformation Plan; provided, however, that unless otherwise agreed in writing by the Parties, Equifax will have a modest role and be responsible for incurring modest costs in performing such tasks. During the Transition Period, IBM will be responsible for the provision of the Services set forth in this Agreement (including within those Services the implementation of the Transformation/Transformation Plan).

5.2    Transferred Employees

(a) In order to facilitate the orderly assumption by IBM and its Affiliates of incremental scope of responsibility under this Agreement, IBM shall employ or offer employment to (or cause its Affiliate to do so, as applicable), certain Equifax Group personnel identified in Schedule D (“the Transferred Employees”) in accordance with the terms and conditions of Schedule D (Human Resources) and applicable local law.  All costs and expenses incurred by IBM in connection with the offer to employ and the employment of the Transferred Employees shall be the responsibility of IBM.  Except as Schedule D expressly provides otherwise, IBM will promptly reimburse Equifax for the amount of salary and benefit costs incurred by Equifax, if any, with respect to each Transferred Employee on and after the Commencement Date for the period until they receive offers and reject such offers, become IBM employees, or IBM determines not to offer employment to a Transferred Employee in accordance with its employment guidelines and notifies Equifax in writing of such determination.

5.3    Resources and Facilities

(a) To enable IBM to provide the Services, the Parties may agree for Equifax to provide, at no charge to IBM, the use of the Equifax Provided Hardware, Equifax Provided Office Furnishings, Equifax facilities, and office services such as reasonable local analog telephone services for the sole purpose of providing and performing the Services for the Equifax Group. These obligations will generally not include the provision of (i) office, storage or equipment/Data Center space, parking facilities, or heat, light, power, air conditioning and other similar utilities which will be provided under a separate lease agreement between the members of the Equifax Group as lessor and IBM or its Affiliates as lessee for a portion of any Equifax Group facilities leased to IBM (or its Affiliates), or (ii) office support services (e.g., janitorial and security), office supplies and similar services and consumables, unless already being provided to IBM by Equifax as of the Execution Date. All such items provided by Equifax shall comply with all applicable laws and regulations relating to safety and use. Subject to the satisfaction of Equifax’s obligation with respect to compliance with applicable laws and regulations, IBM shall ensure a safe working environment is maintained for the Equifax Provided Hardware, Equifax Provided Office Furnishings and Equifax facilities in compliance with all applicable laws and regulations, and shall take no action that will compromise such safety of such working environment or violate such laws and regulations.

(b) Equifax agrees to negotiate in good faith with IBM with the objective of IBM and Equifax entering into an agreement within six months to extend, through March 1, 2012, the term of the existing sub-lease agreement between them pursuant to which IBM sub-leases from Equifax space located at 1505 and 1525 Windward Concourse, Alpharetta, Georgia. The Parties agree that the extension of the sub-lease would be on its existing terms for calculating the rent and other amounts due under the sub-lease and that IBM shall have the right to perform outsourcing services for other customers utilizing such space. The sub-lease extension will also give IBM the option to further extend the term of the sub-lease to be coterminous with the term of Equifax’s facilities lease that includes the sub-leased space in the event Equifax exercises any or all of its current options to extend such lease at the end of its term — which options give Equifax the right to extend the term of its lease for up to six (6) periods of three (3) months each. If Equifax does not exercise its rights for such lease extension or otherwise provide for IBM to utilize the same space, Equifax shall be responsible for all costs incurred by IBM to move elements necessary for IBM to continue to perform the Services.

*   Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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(c) If the Parties fail to reach agreement on the terms of the sub-lease extension, the sub-leased space at 1505 and 1525 Windward Concourse will become an Equifax facility upon the expiration of the sub-lease, the continuous use of which Equifax will make available to IBM during the Term, and IBM will credit Equifax with an amount equal to the rent and services amounts specified in the former sub-lease for so long as IBM continues to provide the Services from 1505 and 1525 Windward Concourse.

(d) IBM shall notify Equifax whenever any Equifax Provided Hardware, Equifax Provided Software and/or Equifax Provided Office Furnishings are no longer required by IBM to perform the Services. Equifax’s obligations set forth in this Section with respect to each such item of resources shall terminate thereafter.

(e) Except as otherwise provided in this Agreement, IBM will have the responsibility and obligation to provide and administer, manage, support, maintain and pay for all resources (including, without limitation, personnel, hardware, software, facilities, services and other items, however described) necessary or appropriate for IBM to provide, perform and deliver the Services as described in this Agreement. When the Equifax resources are no longer required for performance of the Services, IBM shall return them to Equifax in substantially the same condition as when IBM began use of them, subject to reasonable wear and tear.

(f) IBM will provide and have on site its Global Project Executive prior to the Commencement Date and for the duration of the Term, and will timely provide additional trained and qualified personnel as necessary or appropriate to facilitate and ensure the timely and proper definition, provision, performance and delivery of the Services in accordance with this Agreement.

(g) IBM will have the right to change the location of the IBM activities associated with the Services with the prior written consent of Equifax (which consent shall not be unreasonably withheld) or upon the occurrence of a Force Majeure Event (in which event IBM shall, if possible, provide the Services from the disaster recovery facility designated for that purpose). Equifax has agreed that IBM may change the location of the Network Operations Center (NOC) from Equifax’s facility in Alpharetta, Georgia to an IBM facility located in the U.S. Among the factors Equifax may consider in determining whether to grant any such consent, Equifax may consider whether any and all changes in the location of such IBM activities may result (i) in a reduction of IBM’s ability to perform the Services and the Business and Operations Support Plan; (ii) in any reduced accessibility to IBM and/or the Services by the Equifax Group; (iii) in any deterioration of the Services; (iv) any decrease in the security or integrity of operations and Company Information of the Equifax Group; and (v) in any additional cost to Equifax.

6.     GOVERNANCE

6.1    Relationship and Contract Governance Model

(a) IBM acknowledges that it is a key business requirement of Equifax’s that IBM provide the Services in a consistent, integrated manner globally across all Service Towers and Country Locations. To meet that requirement, IBM has proposed and will adhere to a global relationship and governance model and processes as described in Schedule L (Governance).

(b) The IBM organization responsible for IBM’s relationship with Equifax and delivery of the Services will be led by an IBM Global Project Executive (Global PE), whose counterpart will be the Equifax Global Program Manager (Global PM).

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(c) The IBM Global PE will be supported by IBM Regional Project Executives (Regional PEs), one in each Country Location, and Delivery Project Executives (DPEs), whose roles and responsibilities are set forth in Schedule L (Governance). The IBM Regional PE’s will serve as the primary points of contact with their respective Equifax counterparts in their home Country Locations, the Equifax Regional Program Managers (Regional PMs).

(d) For each Project undertaken under this Agreement, IBM will also designate in the applicable Statement of Work a Project manager who will be assigned full-time or part-time as specified in that Statement of Work and who will have responsibility, working under the direction of the applicable IBM Regional PE, for the successful completion and delivery of the Project.

6.2    Meetings

The Parties shall determine an appropriate set of meetings to be held between their representatives, which shall include at least a quarterly meeting of the IBM Global PE with the Equifax Global PM and at least a monthly meeting of each IBM Regional PE with his or her counterpart Equifax Regional PM. IBM shall prepare and circulate an agenda sufficiently in advance of each such meeting to give participants an opportunity to prepare for the meeting. IBM will make such changes to the agenda as Equifax may request. Equifax will chair all such meetings. At Equifax’s request, IBM shall prepare and circulate minutes promptly after each meeting. Such minutes shall not be binding on either Party if they are in any way inconsistent with this Agreement.

6.3    Procedures Manual.

(a) The “Procedures Manual” shall describe how IBM shall perform and deliver the Services under this Agreement, the Machines and Software being used, and the documentation (e.g., operations manuals, user guides, specifications) which provide further details of such activities. The Procedures Manual shall describe the activities IBM proposes to undertake in order to provide the Services, including those direction, supervision, monitoring, staffing, reporting, planning and oversight activities normally undertaken to provide services of the type IBM is to provide under this Agreement. The Procedures Manual also shall include descriptions of the acceptance testing and quality assurance procedures approved by Equifax, IBM’s problem management and escalation procedures, and the other standards and procedures of IBM pertinent to Equifax’s interaction with IBM in obtaining the Services. The Procedures Manual shall be suitable for use by Equifax to understand the Services.

(b) Within ninety (90) days after the Execution Date, IBM shall deliver a draft Procedures Manual to Equifax, for Equifax’s comments and review. IBM shall incorporate reasonable comments or suggestions of Equifax and shall finalize the Procedures Manual within one hundred and twenty (120) days after the Commencement Date. The final Procedures Manual shall be subject to the approval of Equifax. IBM shall periodically update the Procedures Manual to reflect changes in the operations or procedures described therein. Updates of the Procedures Manual shall be provided to Equifax for review, comment and approval. IBM shall perform the Services in accordance with the most recent Equifax-approved version of the Procedures Manual. In the event of a conflict between the provisions of this Agreement and the Procedures Manual, the provisions of this Agreement shall control. The Procedures Manual shall be considered an operational document, which the IBM Global Project Executive and the Equifax Global Program Manager may revise by mutual written agreement without the need to amend this Agreement.

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6.4    Change Management Process

(a) The Parties will follow an agreed Change Management process to control Changes to the IT Environment in a controlled manner with minimum disruption. “Change,” as defined in Exhibit A-2, means the addition, modification or removal of any aspect of the IT Environment. The purposes and objectives of the Change Management process are (i) to determine whether a Change to the IT Environment is within the scope of the Services or constitutes a New Service, (ii) to prioritize all requests for Changes, (iii) to minimize the risk of exceeding time and/or cost estimates associated with the Change by identifying, documenting, quantifying, controlling, managing and communicating Change requests, their disposition and, as applicable, implementation; and (iv) to identify the different roles, responsibilities and actions that shall be assumed and taken by the Parties to define and implement the Changes. The Change Management process covers activities from receipt of a request for a Change to assessment, scheduling, implementation and, finally, review. The Change Management process will produce approval (or otherwise) for any proposed Change. Equifax will not be obliged to approve any Change requested by IBM if implementation of the change would increase IBM’s charges to Equifax under this Agreement or Equifax’s internal costs, or would otherwise adversely affect Equifax’s business. IBM shall not be obliged to carry out any Change that is not approved by Equifax. The Change Management process will be included as part of the Procedures Manual.

(b) If an approved Change would result in a change in the scope of the Services, IBM’s charges under this Agreement or terms and conditions, then such Change must be authorized via a Contract Change made pursuant to Section 17.2.

(c) The Change Management process shall be considered an operational document, which the IBM Global Project Executive and the Equifax Global Program Manager may revise by mutual written agreement without the need to amend this Agreement.

7.     IBM Personnel

7.1    Global Project Executive

Unless otherwise provided in this Agreement, IBM shall cause the person assigned as the IBM Global Project Executive to devote substantially all of his or her working time and effort in the employ of IBM to his or her responsibilities for the provision of the Services, subject to IBM’s reasonable holiday, vacation and medical leave policies and subject to occasional, short-term, non-recurring work on other assignments by IBM related to the Project Executive’s areas of expertise. The IBM Global Project Executive shall (i) serve as the single point of accountability for IBM for the Services; (ii) have day-to-day authority for undertaking to ensure customer satisfaction; (iii) work directly with Equifax’s Chief Technology Officer and other information technology executives; (iv) develop and maintain a keen understanding of Equifax’s business requirements and applications; and (v) serve as Equifax’s technology advisor as well as an advocate for Equifax’s interests within IBM. The IBM Global Project Executive’s compensation shall include meaningful financial incentives based on Equifax’s satisfaction with the Services.

7.2    Replacement of Personnel

(a) IBM shall assign an adequate number of IBM personnel to perform the Services. IBM personnel shall be properly educated, trained and fully qualified for the Services they are to perform.

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(b) If Equifax reasonably and in good faith determines that it is not in Equifax’s best interests for any IBM or subcontractor employee to be appointed to perform or to continue performing any of the Services, Equifax shall give IBM written notice specifying the reasons for its position and requesting that such employee not be appointed or be removed from the IBM or IBM subcontractor employee group servicing Equifax and be replaced with another IBM employee or IBM subcontractor employee. Promptly after its receipt of such a notice, IBM shall investigate the matters set forth in the notice, discuss with Equifax the results of the investigation, and resolve the matter in a mutually agreeable manner. If, following such period, Equifax requests the replacement of such person, IBM shall replace that person with another person of suitable ability and qualifications.

7.3    Key IBM Personnel Positions

(a) The following positions shall be considered to be the initial Key IBM Personnel Positions:

(i)            The Global Project Executive;

(ii)           Regional Project Executives; and

(iii)          Delivery Project Executives.

(b) IBM shall cause the IBM Personnel who occupy each of the Key IBM Personnel Positions to devote substantially full time and effort to the provision of the Services, except that Equifax agrees that the individual appointed as the IBM Global Project Executive as of the Commencement Date may continue to serve in that role for both Equifax and the company he serves as of the Commencement Date that was formerly owned by Equifax.

(c) Equifax may from time to time change the designated Key IBM Personnel Positions under this Agreement, provided that without IBM’s consent, the number of Key IBM Personnel pPpositions shall not exceed the number specified above as of the Commencement Date.

(d) Before the initial and each subsequent assignment of an individual to a Key IBM Personnel Position, IBM shall notify Equifax of the proposed assignment, introduce the individual to appropriate representatives of Equifax and, consistent with IBM’s personnel practices, provide Equifax with a resume and any other information about a prospective individual reasonably requested by Equifax. If Equifax in good faith objects to the proposed assignment, the Parties shall attempt to resolve Equifax’s concerns on a mutually agreeable basis. If the Parties have not been able to resolve Equifax’s concerns within five (5) working days, IBM shall not assign the individual to that position and shall propose to Equifax the assignment of another individual of suitable ability and qualifications.

(e) IBM will give Equifax, where reasonably possible, at least ninety (90) days advance notice of a change of the person appointed to a Key IBM Personnel Position, and will discuss with Equifax any objections Equifax may have to such change. Where reasonably possible, IBM will arrange for the proposed replacement for an individual appointed to a Key IBM Personnel Position to work side-by-side with the individual being replaced during the notice period to effectuate an effective transfer of knowledge prior to the incumbent leaving his or her position. IBM shall not reassign or replace any person assigned to a Key IBM Personnel Position during the first year of his or her assignment to the Equifax service team, nor shall IBM assign more than five (5) different individuals to a single Key IBM Personnel Position during the Term, unless Equifax consents to such reassignment or replacement, or the IBM employee voluntarily resigns from IBM, requests a transfer, is terminated by IBM or is unable to work due to his or her death or disability. Individuals

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filling Key IBM Personnel Positions may not be transferred or re-assigned until a suitable replacement has been approved by Equifax, and no such re-assignment or transfer shall occur at a time or in a manner that would have an adverse impact on delivery of the Services. IBM shall establish and maintain an up-to-date succession plan for the individuals serving in Key IBM Personnel Positions.

7.4    Retention of Experienced Personnel

(a)           Equifax has identified certain of the Transferred Employees as “Knowledge Retention Personnel” due to their possession of knowledge that Equifax believes will be critical to IBM in providing the Services. A list of the Transferred Employees who are designated as Knowledge Retention Personnel is set forth as Exhibit D-5 (Knowledge Retention Personnel) to Schedule D (Human Resources). IBM will not transfer or reassign any Knowledge Retention Personnel from his or her current function prior to the successful completion of the transition and transformation projects set forth in Schedule I (Transition/Transformation) in the applicable Country Locations that relate to his or her current function. Thereafter, IBM will use commercially reasonable efforts to keep all Knowledge Retention Personnel as members of the Equifax service team subject to IBM’s ability to make reasonable opportunities for promotion available to them within the Equifax service team. The provisions of Section 7.3(e) shall also apply to changes in the assignment and/or employment status of Knowledge Retention Personnel, except that the provision of Section 7.3(e) that limits the number of individuals who may occupy a Key Personnel Position during the Term shall not apply to Knowledge Retention Personnel.

(b)           Equifax and IBM agree that it is in their best interests to keep the turnover rate of IBM personnel to a reasonably low level. Accordingly, if IBM fails to meet the Service Levels persistently or continuously and if Equifax reasonably believes such failure is attributable in whole or in part to IBM’s reassignment, movement, or other changes in the human resources allocated by IBM to the performance and delivery of the Services and/or to the IBM subcontractors assigned to the Equifax service team, Equifax will notify IBM of such belief and the basis for such belief. Upon receipt of such notice from Equifax, IBM (a) will promptly provide to Equifax a report setting forth IBM’s position regarding the matters raised by Equifax in its notice; (b) will meet with Equifax to discuss the matters raised by Equifax in its notice and IBM’s positions with regard to such matters; and (c) will promptly and diligently take Commercially Reasonable Efforts to modify or eliminate any IBM practices and/or processes identified as adversely impacting the performance and delivery of the Services.

8.     RELATIONSHIP PROTOCOLS

8.1    Annual Updating of Schedules to this Agreement

The Parties agree to review and update the Schedules to this Agreement (including their respective Exhibits, Attachments, Appendices and Supplements) at least once a year during the Term to accurately reflect the implementation of agreed Changes. The preceding sentence is not intended, nor is it authorization, to expand the scope of the Services except as provided pursuant to Section 10.1 (Prices and Charges for New Services) of Schedule C (Charges). If the Schedules to this Agreement are not otherwise updated during any Contract Year, the Parties will review and update them during the first month after the end of such Contract Year.

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8.2    Required Consents

(a) Equifax shall have the legal responsibility for timely obtaining all Required Consents under the Third Party Agreements to which a member of the Equifax Group is a party on the Execution Date. Unless Schedule G (Third Party Agreements) expressly provides otherwise, the applicable Equifax Group member will remain the contracting party of record on each such Third Party Agreement.

(b) With regard to obtaining any Required Consents, IBM will provide Equifax with advice and counsel regarding IBM’s experience and agreements with the Third Party Providers with respect to the agreements in Schedule G (Third Party Agreements), and the benefit of any relationship of IBM with each such Third Party Provider to the extent permitted under the IBM-Third Party Provider arrangement. IBM shall also have management and administrative responsibilities for obtaining Required Consents under such Third Party Agreements, subject to the consent of Equifax to the terms of each such Required Consent. Subject to the provisions of Section 8.3, IBM will use commercially reasonable efforts to obtain, and will act as Equifax’s attorney in fact in connection with obtaining, such Required Consents, and any other Third Party Agreements that are entered into after the Execution Date. Upon obtaining a Third Party Provider’s agreement to terms for a Required Consent, the Required Consent shall be provided to Equifax for review, approval, and signature. If IBM is unable to obtain the Required Consent within a reasonable time in a form acceptable to Equifax, then Equifax may pursue such Required Consent directly. If Equifax is unable to obtain the Required Consent, Equifax and IBM will determine a reasonable alternative arrangement for the portion of the Services affected by the absence of such Required Consent. The cost of achieving such reasonable alternative arrangement shall be borne by IBM if caused by Required Consents needed from (i) IBM or Affiliates of IBM, (ii) from the licensors of the IBM Software, and/or (iii) from Third Party Provider under any Third Party Agreements treating outsourcing arrangements involving IBM as the services provider differently than their standard policies afforded to other outsourcing services providers generally, and in all other instances such cost shall be borne by Equifax.

(c) The provisions of this paragraph shall govern financial responsibility for fees payable for or in connection with obtaining Required Consents under Equifax Group licenses for Third Party Provider Software listed on Schedule F (Software). Equifax is financially responsible for payment of such consent fees in an aggregate amount up to *, and IBM shall be financially responsible for any such consent fees in excess of *. IBM will pay the required fees to the Third Parties and may invoice Equifax for reimbursement for such payments (up to the * aggregate cap) in January 2004. If the actual aggregate amount of such fees is less than *, Equifax will reimburse IBM for the actual amount of such fees and, in addition, pay IBM a bonus in an amount equal to one-half (1/2) of the difference between * and the actual amount of such fees. For the avoidance of doubt, Equifax will be financially responsible for all payments for any Required Consents for Third Party Software not listed on Schedule F (Software) as of the Execution Date.

(d) Equifax is financially responsible for all payments for any Required Consents under Third Party Agreements listed in Schedule G (Third Party Agreements) other than the Equifax Group licenses for Third Party Provider Software listed on Schedule F (Software), which are subject to Section 8.2(c) above.

*   Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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(e) For all Third Party Agreements allocable to this Agreement entered into after the Execution Date, the Party having financial responsibility for the product or service to which the Third Party Agreement relates, as indicated in Exhibit C-14 (Financial Responsibilities Matrix) to Schedule C (Charges), shall bear the costs, if any, of obtaining any associated Required Consents. The provisions of this paragraph shall be applicable to New Services unless otherwise provided by the Parties in the Contract Change documentation governing New Services.

8.3    Appointment as Attorney In Fact

(a) Equifax appoints IBM as the attorney in fact of the members of the Equifax Group, and IBM accepts such appointment as a part of the Services, for the limited purposes of administering, managing, supporting, operating under and paying under the Third Party Agreements to which one or more members of the Equifax Group is a party, and to obtain Required Consents as provided in Section 8.2, in connection with the Services as contemplated by this Agreement. Equifax does not appoint IBM as the attorney in fact of the members of the Equifax Group for the purposes of entering into oral or written agreements with any individual or business entity for or in the name of the Equifax Group or their Affiliates, without the prior express written approval of Equifax. Equifax agrees to promptly notify all Third Party Providers under the Third Party Agreements to which one or more members of the Equifax Group is a party of such appointment. Subject to its obligation to indemnify Equifax for any applicable penalties, damages, termination or other charges under Section 14.1, IBM may direct that the Equifax Group cancel, substitute, terminate, change or add to the Third Party Providers under the Third Party Agreements as it chooses so long as IBM continues to perform the Services in the manner required by this Agreement; provided, however, IBM must submit written notification to Equifax and obtain Equifax’s written agreement prior to the cancellation, substitution, termination, change or addition of any Third Party Agreement to which one or more members of the Equifax Group is or will be a party. If Equifax does not respond to such notice from IBM within twenty-one (21) business days of Equifax’s receipt of such notice, Equifax shall be deemed to have agreed to the cancellation, substitution, termination, change or addition described in the IBM notice. If any such cancellation, substitution, termination, change or addition of a Third Party Agreement will have an impact on the operations of users that are outside the scope of the Services and Equifax has notified IBM prior to the expiration of the Equifax response period described above of such impact and IBM elects to proceed, IBM will provide or cause to be provided the products and/or services that are the subject of such Third Party Agreement to the users that are outside the scope of the Services on terms no less favorable than the terms of the applicable Third Party Agreement.

(b) IBM will perform its obligations and responsibilities as an attorney in fact pursuant to Section 8.3(a) under all Third Party Agreements to which a member of the Equifax Group is a party subject to the provisions of this Agreement, including, without limitation, Section 8.2, this Section 8.3, Section 9.1 and Article 11. Upon Equifax’s request, IBM will provide to Equifax all information and documentation related to its activities as the Equifax Group’s attorney in fact with regard to such Third Party Agreements. Equifax may terminate or provide additional restrictions on IBM’s attorney in fact appointment with respect to any Third Party Agreement to which one or more of the members of the Equifax Group is a party if IBM (i) fails to pay any amount due in a timely manner; (ii) permits an actual default to occur; or (iii) does not diligently pursue the service and financial benefits available to the Equifax Group under such Third Party Agreement.

(c) Beginning on the Commencement Date and for the Term, the Equifax Group will not enter into any new, or terminate or amend any existing, Third Party Agreement to which one or more members of the Equifax Group is a party that adversely impacts IBM’s ability to provide the

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Services or increases IBM’s cost of providing such Services without the prior written consent of IBM.

8.4    Conflicts of Interests

(a) Each Party recognizes that IBM personnel providing Services to the Equifax Group under this Agreement may perform similar services for others and this Agreement shall not prevent IBM from performing similar services for others subject to the restrictions set forth in Article 11; provided, however, IBM shall not use any of the Equifax Provided Hardware or Equifax Software or Equifax Provided Office Furnishings to perform similar services for others (including IBM), without the prior written consent of Equifax.

(b) Neither Party, through its personnel at any site covered under this Agreement, shall knowingly, directly or indirectly, solicit any employee of the other Party or their Affiliates at such site during the Term of this Agreement unless otherwise agreed in writing by the Parties and except as provided in Section 12.5(g). Equifax or IBM employee’s responses to or employment resulting from general public solicitations will be exempted from this provision.

8.5    Alternate Providers

(a) During the Term, Equifax shall have the right to retain third party suppliers (including suppliers of *) to perform any service, function, responsibility, activity or task that is within the scope of the Services or would constitute a New Service pursuant to Schedule C (Charges), or to perform any such services, functions, responsibilities or tasks (whether all or a part of the Services or the New Services) internally. IBM shall cooperate with any such third party supplier and Equifax as requested from time to time. Such cooperation shall include, without limitation, (i) providing reasonable physical and electronic access to the Facilities, the Data Center and the books and records in the possession of IBM regarding the Equifax Business and/or the Services; (ii) use of any Machines used by IBM to perform services for the Equifax Group for the Equifax Business; (iii) use of any of the Software (other than any Software where the underlying license agreement does not authorize such access and consent permitting such access and use has not been obtained); (iv) providing such information (subject to an appropriate confidentiality agreement, if appropriate) regarding the operating environment, System constraints, and other operating parameters as is reasonably necessary for the work product of the third party supplier of the Equifax Group to be compatible with the Services or New Services; and (v) such other reasonable cooperation as may be requested by Equifax.

(b) IBM’s obligations hereunder shall be subject to the third party suppliers’ compliance with reasonable Facilities and Data Center data and physical security and other applicable standards and procedures, execution of appropriate confidentiality agreements, and reasonable scheduling of computer time and access to other resources to be furnished by IBM pursuant to this Agreement.

*   Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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(c) If IBM’s cooperation with Equifax or any third party supplier performing work as described in Section 8.5(a) would constitute a New Service, IBM shall promptly so notify Equifax and the provisions of Section 10.1 of Schedule C (Charges) shall apply. The Parties further agree that if in IBM’s reasonable, good faith determination, a third party supplier’s activities impair IBM’s ability to meet the Service Levels or otherwise provide the Services in accordance with this Agreement, IBM will provide written notice to Equifax of such determination. The Parties will cooperate to determine and verify whether such effect is caused by a third party supplier, the extent of such effect, and how to ameliorate any such effect. IBM shall be excused for any inability to meet the Service Levels or otherwise provide any of the Services to the extent, and only for the period, any such third party supplier’s activities directly impair IBM’s ability to meet any Service Level or otherwise provide any of the Services in accordance with this Agreement.

(d) Equifax’s retention of third party suppliers pursuant to this Section 8.5 to perform services, functions, activities, tasks or responsibilities that are within the scope of the Services shall not relieve Equifax of its obligations set forth in this Agreement to pay IBM the charges applicable to such services, functions, activities, tasks or responsibilities as set forth in this Agreement, unless Equifax is relieved from such charge pursuant to a provision of this Agreement or by the agreement of IBM. For the avoidance of doubt, the preceding sentence shall not be interpreted to require Equifax to pay IBM any amount, pursuant to a PxQ Calculation under Schedule C (Charges), for any Resource Units not actually used or consumed by Equifax except in any particular circumstances in which Equifax would be required to pay such amount to IBM pursuant to Schedule C (Charges), notwithstanding the fact that Equifax did not actually use or consume the Resource Units in question.

8.6    Use of Subcontractors

(a) The Parties will develop and prepare a list of approved subcontractors that the Parties agree may be engaged by IBM to perform and deliver the part or portion of the Services indicated on such list as a subcontractor to IBM (the “Listed Subcontractors”), which will be attached to this Agreement as Schedule R. Affiliates of IBM shall be deemed to be Listed Subcontractors. With respect to subcontractors which are not Listed Subcontractors, IBM shall notify Equifax at least fifteen (15) business days prior to the proposed date of commencement by IBM of any subcontractor’s activity with respect to the Equifax Group or the Services, in writing of a decision to delegate or subcontract a function, responsibility or task to a subcontractor, or to change subcontractors for any function, responsibility or task, (i) that could have a material affect on the quality, timing, cost, consistency or performance of the Services or on the operations of any member of the Equifax Group or on the security of the Equifax Group data, books and records, or Facilities, or on the Equifax Business as conducted by any member of the Equifax Group, or (ii) where the subcontractor will interface directly with the members of the Equifax Group. Upon Equifax’s request, IBM shall promptly provide to Equifax information regarding the proposed new or replacement subcontractors in order to permit Equifax to determine whether to grant its consent to such delegation or change or subcontract. Such information shall include the scope of the Services to be delegated, and the experience, financial status, resources, and reason for selection of the proposed subcontractors. Subject to IBM’s timely provision of the foregoing information to Equifax, Equifax shall be deemed to have accepted such delegation or subcontract or change that is the subject of the notification by IBM to Equifax, if Equifax has not notified IBM in writing of its good faith objections to such delegation or subcontract on or before the fifteenth (15th) business day after receipt of such notice from IBM. IBM shall not delegate or subcontract or change subcontractors unless and until IBM and Equifax shall have resolved any objection timely made by

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Equifax to such proposed action by IBM. In addition, IBM shall not disclose any Confidential Information of the Equifax Group to any subcontractor unless and until such subcontractor has agreed in writing to protect the confidentiality of such Confidential Information in a manner equivalent to that required of IBM by Article 11.

(b) Equifax shall have the right to request that IBM replace a subcontractor if such subcontractor has entered a business that is primarily competitive with Equifax’s main business.

(c) IBM shall remain primarily liable and obligated to Equifax for the timely and proper performance of all of its obligations hereunder even if such obligations are delegated to third party subcontractors (including, without limitation, Affiliates of IBM entering into Local Enabling Agreements with Equifax and/or Affiliates of Equifax), and for the proper and timely performance and actions of any person or entity to which it delegates or subcontracts any such obligation.

(d) Subcontractors used by IBM in performing the Services shall be subject to the provisions of Section 3.7 and Schedule T (Security Procedures).

8.7    Equifax Approvals and Notification

For those areas of the Services where Equifax (a) has reserved a right-of-approval, consent or agreement, (b) is required to provide notification, and/or (c) is to perform a responsibility set forth in this Agreement, and such approval, consent, notification or performance is delayed or withheld beyond the period provided in this Agreement, without authorization or right and, such delay or withholding is not caused by IBM and affects IBM’s ability to provide the Services under this Agreement, IBM will be excused from any failure to meet the Service Levels for any affected portion of the Services to the extent, but only to the extent, such failure is directly caused by such delay or withholding. If not specified otherwise in this Agreement, the period for such approval or notification shall be fifteen (15) business days unless another time period is otherwise agreed by the Parties.

9.     CHARGES

Schedule C (Charges) to this Agreement sets forth the pricing, invoicing and payment methodologies and processes for the charges related to the Services. For the avoidance of doubt, Equifax acknowledges that it will receive and be obliged to pay invoices for IBM’s charges under the existing IBM-Equifax agreements set forth in Schedule M for Services provided on or before July 31, 2003 thereunder.

10.   INTELLECTUAL PROPERTY RIGHTS

IBM, the members of the Equifax Group and their respective contractors and subcontractors may develop, create, modify or personalize (collectively, “Develop,” “Developed” or “Developing”) certain computer programming code, including source and object code (“Code”) and other Materials in order to perform the Services. The provisions of this Article 10 set forth the respective rights of Equifax and IBM in such Code and other Materials.

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10.1 Ownership of Materials

With respect to any Materials whether Developed solely by IBM or its subcontractors, or jointly by the Equifax Group personnel or their subcontractors and IBM or its subcontractors, ownership will be as follows:

(a) Equifax Code, Equifax Derivative Code and Equifax Works, and all * other than Equifax Materials Developed by IBM under this Agreement (for example, Equifax Materials developed outside the scope of this Agreement or existing prior to the Commencement Date), shall be owned by Equifax or another member of the Equifax Group, as applicable. During the Term, IBM shall have an irrevocable, nonexclusive, worldwide, paid-up license to use, execute, reproduce, display, perform, operate, distribute, modify, develop, personalize and create Derivative Works from such Materials *.

(b) IBM Code, IBM Derivative Code, IBM Works and IBM Interfaces, and all patent rights created in the course of Developing IBM Code, IBM Derivative Code, IBM Works and IBM Interfaces, shall be owned by IBM. The Equifax Group shall have an irrevocable, nonexclusive, worldwide, paid-up license to use, execute, operate, reproduce, display, perform, distribute, modify, Develop, personalize and create Derivative Works from such Materials internally, and the right to sublicense third parties to do any of the foregoing, to the extent necessary and for the sole purpose of receiving or using the Services during the Term.

(c) With respect to any Equifax Materials whether or not Developed under this Agreement, which are or have been Developed solely by the Equifax Group personnel and/or their contractors, such Materials and all patent rights created in the course of Developing such Materials shall be owned by Equifax. IBM shall have an irrevocable, nonexclusive, worldwide, paid-up license to use, execute, operate, reproduce, display, perform, distribute, modify, Develop, personalize and create Derivative Works from such *.

(d) *

(e) Any ownership or license rights herein granted to either Party or another member of the Equifax Group or any other Authorized Users are limited by and subject to any *, and terms and conditions of * applicable Third Party Providers.

(f) To the extent that by operation of law any of the Materials, * may not be owned by IBM or the Equifax Group to which ownership has been allocated under this Article 10, each Party agrees to promptly assign, or cause to be assigned, and take such actions and execute and deliver such documents as shall be necessary or appropriate to effect such assignment without further consideration. Each Party hereby assigns, without further consideration, the ownership of all right, title and interest in all U.S. and foreign copyrights, and mask work rights (if any) in the Materials to the other Party as set forth in this Article 10. Such assignee shall have the right to obtain and hold in its own name or transfer patents and copyrights, applications, registrations, renewals and all other rights relating or pertinent thereto.

*   Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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10.2    Obligations Regarding Materials

(a) Following the Development of Equifax Code, Equifax Derivative Code or Equifax Works or the creation of any invention (whether or not patentable) in the course of such Development, by IBM (or any of its Affiliates or subcontractors), IBM will follow its standard processes and procedures to assess whether any patentable ideas have been identified or discovered and provide to Equifax any invention disclosure prepared by IBM in accordance with its standard processes and procedures.

(b) The Parties agree to reproduce copyright legends which appear on any portion of the Materials which may be owned by the Parties and any and all third parties.

(c) Except as set forth in this Article 10 or in Article 11, this Agreement shall not preclude either Party from Developing materials or providing services which are competitive to the Materials or Services which might be delivered pursuant to this Agreement, except to the extent any of same may infringe any of the other Party’s patent rights, copyrights, trade secrets or mask work rights.

(d) Neither this Agreement nor any disclosure made hereunder grants any license to either Party under any patents rights, copyrights, mask work rights or trade secrets of the other Party, except for the licenses expressly granted under this Article 10 and Section 12.6 hereof.

(e) Each Party and their respective Affiliates shall have the right to develop commercialize, use, publish and distribute materials and/or intellectual property which may be substantially similar to the Materials (including, without limitation, computer programs and other copyrighted works) for their own use, for third parties or for other purposes provided that such activities are effected without breach of their obligations under this Agreement and do not infringe the intellectual property rights of the other Party and/or its Affiliates.

10.3 Authorized Users

The Authorized Users (excluding the Equifax Group) shall have only such rights to the intellectual property comprising the System as shall be granted by Equifax which in no event shall be greater than any right Equifax may have to such intellectual property. All such rights shall be subject to this Agreement.

11.   CONFIDENTIALITY/DATA SECURITY

11.1    Confidential Information

(a) IBM and Equifax each acknowledge that the other Party and/or its Affiliates possesses and will continue to possess information, which has commercial value in such other Party’s and/or its Affiliates’ business and is not in the public domain. Such information has been created, discovered, developed by such other Party and its Affiliates or provided to it by a third party, and such other Party and/or its Affiliates holds property rights in such information by assignment, license or otherwise. “Confidential Information” means with respect to a Party, any and all proprietary business information of the disclosing Party and/or its Affiliates and/or of third parties in the possession of the disclosing Party and its Affiliates treated as secret by the disclosing Party and its Affiliates (that is, it is the subject of efforts by the disclosing Party and/or its Affiliates that are reasonable under the circumstances to maintain its secrecy) that does not constitute a Trade Secret (defined below), including, without limitation, the terms of this Agreement, and any and all proprietary information in the possession of such disclosing Party and/or its Affiliates of which the receiving Party and/or its Affiliates become aware as a result of its access to and presence at the other Party’s and/or its Affiliates’ facilities. “Trade Secrets” mean with respect to a Party,

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information related to the services and/or business of the disclosing Party and/or its Affiliates and/or of a third party which (a) derives economic value, actual or potential, from not being generally known to or readily ascertainable by other persons who can obtain economic value from its disclosure or use; and (b) is the subject of efforts by the disclosing Party and/or its Affiliates that are reasonable under the circumstances to maintain its secrecy, including without limitation (i) marking any information reduced to tangible form clearly and conspicuously with a legend identifying its confidential or proprietary nature; (ii) identifying any oral presentation or communication as confidential immediately before, during or after such oral presentation or communication; or (iii) otherwise, treating such information as confidential or secret. Assuming the criteria in sections (a) and (b) above are met, Trade Secrets include, but are not limited to, technical and nontechnical data, formulas, patterns, compilations, computer programs and software, devices, drawings, processes, methods, techniques, designs, programs, financial plans, product plans, and lists of actual or potential customers and suppliers. “Company Information” means collectively the Confidential Information, Equifax Data and Trade Secrets. Company Information also includes information which has been disclosed to either Party and/or its Affiliates by a third party which such Party and/or its Affiliates is obligated to treat as confidential or secret.

(b) For the purposes of obligations under Article 11, “Authorized Users” are included within the concept of “Equifax and/or its Affiliates” or “Party and/or its Affiliates”.

11.2    Obligations

(a) Equifax and IBM will each refrain from disclosing, will hold as confidential, and will use the same level of care to prevent disclosure to third parties and to hold confidential, the Company Information of the other Party as it employs to avoid disclosure, publication or dissemination of its own information of a similar nature but in no event less than a reasonable standard of care. Notwithstanding the foregoing, the Parties and their Affiliates may disclose Company Information in the case of Equifax and its Affiliates, to members of the Equifax Group or to companies divested by the Equifax Group that elect to receive services hereunder as an Authorized User, and in the case of both Parties and their Affiliates, to companies divested by the Equifax Group that elect to receive services hereunder as an Authorized User or to authorized contractors and subcontractors involved in providing and using the Services under this Agreement where: (i) such disclosure is necessary to permit the members of the Equifax Group or any divested companies of the Equifax Group that receive services hereunder as an Authorized User, or any authorized contractor or subcontractor to perform its duties hereunder or use the Services; (ii) members of the Equifax Group and such divested companies of the Equifax Group that elect to receive services hereunder or any authorized contractor or subcontractor agree in writing to observe the confidentiality and restricted use and disclosure covenants and standards of care set forth in this Article 11 and IBM and Equifax are each third party beneficiaries for all purposes; and (iii) IBM in the case of Equifax Company Information received by IBM and/or its Affiliates and disclosed by them as permitted herein or Equifax in the case of IBM Company Information received by Equifax and/or its Affiliates and disclosed by them as permitted herein, assumes full responsibility for the acts or omissions of its Affiliates, contractors and subcontractors or, in the case of Equifax, its divested companies receiving services hereunder as an Authorized User, no less than if the acts or omissions were those of IBM and Equifax respectively.

(b) Neither Equifax nor IBM shall use the Company Information of the other Party except in the case of IBM and its Affiliates and subcontractors, (i) in connection with the performance of the Services and (ii) as otherwise specifically permitted in this Agreement, and in the case of Equifax, its contractors and other members of the Equifax Group, (A) as specifically permitted in this

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Agreement and (B) in connection with the use of the Services. IBM shall be responsible to ensure that its Affiliates and subcontractors comply with this Section 11.2(b) and Equifax shall be responsible to ensure that the members of the Equifax Group and its contractors comply with this Section 11.2(b).

(c) Without limiting the generality of the foregoing, neither Party nor their Affiliates will publicly disclose the terms of this Agreement, except to the extent permitted by this Article 11 and to enforce the terms of this Agreement, without the prior written consent of the other. Furthermore, neither IBM nor Equifax nor their Affiliates will make any use of the Company Information of the other Party and its Affiliates except as contemplated by this Agreement; acquire any right in or assert any lien against the other Party’s Company Information except as contemplated by this Agreement; or refuse to promptly return, provide a copy of or destroy such Company Information upon the request of the disclosing Party.

(d) Notwithstanding any other provision of the Agreement, neither Party will be restricted in using, in connection with its business operations, any * ideas, concepts, know-how and techniques which are retained in the unaided memories of employees who have had access to the other Party’s Confidential Information, subsequent to the Commencement Date, without deliberate memorization of such Confidential Information for purposes of reuse under this paragraph (“Residual Knowledge”) *.

11.3 Exclusions

Notwithstanding the foregoing, this Article 11 will not apply to any information which IBM or Equifax can demonstrate was: (a) at the time of disclosure to it, in the public domain; (b) after disclosure to it, published or otherwise becomes part of the public domain through no fault of the receiving party; (c) without a breach of duty owed to the disclosing party, is in the possession of the receiving party at the time of disclosure to it; (d) received after disclosure to it from a third party who had a lawful right to and, without a breach of duty owed to the disclosing party, did disclose such information to it; or (e) independently developed by the receiving party without reference to Company Information of the disclosing party. Further, either Party may disclose the other Party’s Company Information to the extent required by law or order of a court or governmental agency. However, the recipient of such Company Information must give the other Party prompt notice and make a reasonable effort to obtain a protective order or otherwise protect the confidentiality of such information, all at the discloser’s cost and expense. It is understood that the receipt of Company Information under this Agreement will not limit or restrict assignment or reassignment of employees of IBM and its Affiliates and the Equifax Group within or between the respective Parties and their Affiliates.

11.4 Loss of Company Information

The receiving Party will immediately notify the disclosing Party, orally or in writing in the event of any disclosure, loss, or use in violation of this Agreement of a disclosing Party’s Company Information known to the receiving Party.

*   Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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11.5 Limitation

The covenants of confidentiality set forth herein (a) will apply after the Commencement Date to any Company Information disclosed to the receiving Party before and after the Commencement Date and (b) will continue and must be maintained from the Commencement Date through termination of the relationship between the Parties and (i) with respect to Trade Secrets, until the earlier of ten (10) years after termination of this Agreement or until such Trade Secrets no longer qualify as trade secrets under applicable law; and (ii) with respect to Confidential Information for a period equal to the shorter of two (2) years after termination of the Parties’ relationship under this Agreement, or until such Confidential Information no longer qualifies as confidential under applicable law. Neither Party will be responsible for the security of the Company Information of the other Party during transmission via public communications facilities or for the loss of or damage to such information during transmission, except to the extent that such breach of security or loss or damage is caused by the failure of such Party to perform its obligations under this Agreement, including exercising the standard of care set forth in Section 11.2(a).

11.6    Equifax Data

(a) All of Equifax’s Company Information (including, without limitation, data, records and reports related to the Equifax Group, the Equifax Business and the Services) is represented by Equifax to be the exclusive property of Equifax, and/or its Affiliates or the property of third parties licensed to Equifax and/or its Affiliates, and the furnishing of such information, data, records and reports to, or access to such items by, IBM and/or its Affiliates and/or subcontractors will not grant any express or implied license to or interest in IBM and/or its Affiliates and/or subcontractors relating to such information, data, records and reports except as required to perform the Services pursuant to this Agreement. Unless specifically provided otherwise in this Agreement, IBM shall have no responsibility with respect to compliance with laws or regulations applicable to the storage, maintenance, and distribution of Equifax Company Information to the extent that any such activity by IBM is performed or implemented in accordance with Equifax’s legal compliance officer’s written instruction or direction. Upon request by Equifax at any time and from time to time and without regard to the default status of the Parties under this Agreement, IBM and/or its Affiliates and/or subcontractors shall promptly deliver to Equifax Equifax’s Company Information (including without limitation all data, records and related reports regarding the Equifax Group, the Equifax Business and the Services) in electronic (tape) format and in such hard copy as existing on the date of the request by Equifax.

(b) IBM personnel shall not attempt to access, or allow access to, any Equifax Data which they are not permitted to access under this Agreement. If such access is attained, IBM shall immediately report such incident to Equifax, describe in detail the accessed Equifax Data and return to Equifax any copied or removed Equifax Data.

11.7    Data Privacy

In carrying out their activities under this Agreement, the Parties shall observe and comply with the data privacy and protection requirements set forth in Schedule P (Data Protection).

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12.   TERMINATION

12.1    Termination By Equifax

Subject to the Termination Charges set forth in Schedule C (Charges), where applicable, Equifax may terminate the applicable portion(s) of this Agreement for the following reasons:

(a) A material breach of this Agreement by IBM and/or its Affiliates that remains uncured for ten (10) days after receipt of written notice thereof; provided, however, if a material breach of this Agreement by IBM and/or its Affiliates (other than a breach of Article 11 hereof) occurs that by its nature cannot be cured by IBM in such ten (10) day period but IBM submits a commercially reasonable written plan to Equifax within such period to cure such breach after the ten (10) day period (but in no event more than forty five (45) days after such notice of breach), the cure period for such breach shall be extended to the date set forth in the plan (but in no event more than sixty (60) days after the notice of breach). If the material breach by its nature cannot be cured within sixty (60) days, then Equifax may terminate this Agreement by providing notice to IBM; or

(b) There exists a series of non-material or persistent breaches by IBM and/or its Affiliates that in the aggregate have a material and significant adverse impact (i) on the Services support of the administrative, management, planning, financial reporting or operations functions of the Equifax Group or the portion of the Equifax Group constituting the user group, or (ii) on the management of the Services or the portion of the Services; or

(c) For convenience upon one hundred eighty (180) days prior notice by Equifax to IBM, Equifax may terminate by Service Tower or by Country Location or this entire Agreement at any time after the third anniversary of the Commencement Date; or

(d) In the event that (i) another entity, directly or indirectly, in a single transaction or series of related transactions, acquires either Control of Equifax or all or substantially all of the assets of Equifax, or (ii) Equifax is merged with or into another entity, upon one hundred eighty (180) days prior notice by Equifax to IBM, which notice must be given within 180 days after the Change of Control; or

(e) IBM and/or its Affiliate that has accepted this Agreement by executing a Local Enabling Agreement becomes insolvent or is unable to pay its debts or enters into or files (or has filed or commenced against it) a petition, arrangement, application, action or other proceeding seeking relief or protection under the bankruptcy laws of the United States or any similar laws of the United States or any state of the United States or any other country or transfers all or substantially all of its assets to another person or entity; or

(f) IBM and/or its Affiliate that has accepted this Agreement by executing a Local Enabling Agreement incurs * in excess of the * under the circumstances and resulting from the events described in Section 13.1(a)(i);

(g) If Equifax’s license to use credit data in Spain shall expire or be terminated prior to the end of the Term of this Agreement, Equifax may terminate this Agreement with respect to Services provided in Spain as of a date specified by Equifax in a written notice of termination to IBM, and Equifax will pay IBM’s charges due and payable through the termination date. If Equifax elects such termination, Equifax shall pay on account of such termination IBM’s Wind-Down Expenses for a period not to exceed one hundred twenty (120) days and shall acquire from IBM, at a cost equal to IBM’s then-current net book value, and hardware or software primarily dedicated to performing Services for Equifax that cannot be redeployed by IBM using Commercially Reasonable Efforts.; or

(h) Under the circumstances set forth in Section 17.3.

*   Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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12.2 Termination by IBM

In the event, but only in the event, that Equifax fails to pay IBM when due undisputed charges totaling at least one (1) month’s charge under this Agreement and fails to make such payment within sixty (60) days after receiving notice from IBM of the failure to make such payment, IBM may, by giving written notice to Equifax, terminate this Agreement as of a date specified in the notice of termination.

12.3 Services Transfer Assistance

(a) The Parties agree that IBM will cooperate with the Equifax Group to assist in the orderly transfer of the services, functions, responsibilities, tasks and operations comprising the Services provided by IBM and its Affiliates hereunder to one or more members of the Equifax Group itself or another services provider in connection with the expiration or earlier termination of this Agreement for any reason, however described. The Term of this Agreement shall not be deemed to have expired or terminated until the Services Transfer Assistance thereunder is completed. Upon Equifax’s request IBM or its Affiliate shall provide transfer assistance in connection with migrating the work of the Equifax Group to the Equifax Group itself or another services provider (“Services Transfer Assistance”) commencing up to one (1) year prior to expiration or upon any notice of termination, or of non-renewal of this Agreement. In the event Equifax repeatedly fails to pay any amounts when due and payable under this Agreement within two (2) years of the start of Services Transfer Assistance, with or without an attendant termination for cause by IBM, IBM shall not be required to provide Services Transfer Assistance unless Equifax prepays the applicable total monthly charges due under Schedule C (Charges) for the entire duration of Services Transfer Assistance, if any, and a reasonable projection of other charges due for the entire period Equifax requests Services Transfer Assistance. In no event will Equifax’s holding of or escrow of monies in compliance with Section 8.2 (Disputed Charges/Credits) of Schedule C (Charges) be considered a failure by Equifax to pay amounts due and payable hereunder. Further, IBM shall provide the Services Transfer Assistance in accordance with this Section 12.5 even in the event of Equifax’s material breach (other than an uncured payment default) with or without an attendant termination for cause by IBM, if Equifax prepays a reasonable projection of the other charges due under this Agreement (other than the total monthly charges due under Schedule C (Charges), which shall be paid monthly as provided in Schedule C (Charges)) for the Services Transfer Assistance for the entire period Equifax desires IBM to provide such services to the Equifax Group or its designees. Services Transfer Assistance shall be provided through the effective date of the expiration or termination of the Services being terminated, and upon request by Equifax, the effective date of such expiration or termination shall be extended for up to one (1) year thereafter pursuant to the terms and conditions of this Agreement and such period shall be considered an extension of the Term, however any such extension shall not affect the payment date or amount of any applicable Termination Charges, which Termination Charges shall be due and payable as of the initially noticed effective date of termination. Services Transfer Assistance shall include, but not be limited to, providing the Equifax Group and their respective agents, contractors and consultants, as necessary, with the services described in Schedule O (Services Transfer Assistance).

(b) If the provision of any Services Transfer Assistance by IBM would require IBM to perform New Services, the provisions of Section 10.1 (Prices and Charges for New Services) of Schedule C (Charges) shall apply.

(c) If Equifax exercises its option to prepay the monthly charges due under Schedule C (Charges) and other charges reasonably projected by IBM for Services Transfer Assistance and it is

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determined that such prepayment is in excess of the actual charges associated with the Services Transfer Assistance, then IBM shall apply such overpayment to monies otherwise due IBM or, if no monies are due IBM, promptly refund such overpayment to Equifax at the end of such Services Transfer Assistance. Conversely, if the amount prepaid by Equifax to IBM for Services Transfer Assistance does not fully reimburse IBM for the actual charges due under Schedule C (Charges) for the provision of Services Transfer Assistance to Equifax, then IBM shall invoice Equifax and Equifax shall promptly pay IBM for such additional amounts as incurred and invoiced to Equifax.

(d) In the process of evaluating whether to undertake or allow termination, expiration or renewal of this Agreement, Equifax may consider obtaining, or determine to obtain, offers for performance of services similar to the Services following termination, expiration or renewal of this Agreement. As and when reasonably requested by Equifax for use in such a process, IBM shall provide to Equifax such information and other cooperation regarding performance of the Services as would be reasonably necessary for a third party to prepare an informed, non-qualified offer for such services. The types of information and level of cooperation to be provided by IBM pursuant to this Section 12.3(d) shall be no less than those initially provided by Equifax to IBM prior to commencement of this Agreement.

12.4 Equitable Remedies

If a court of competent jurisdiction should find that IBM has breached its obligations to provide Service Transfer Assistance, IBM agrees that, *.

12.5 Other Rights Upon Termination

At the expiration or earlier termination of this Agreement for any reason, however described, IBM agrees in each such instance, as applicable:

(a) Upon Equifax’s request, IBM agrees to sell to Equifax or its designee the IBM Machines owned by IBM then currently being used by IBM primarily to perform the Services or the portion of the Services, as applicable, at its then-current unamortized net book market value. In the case of IBM Machines that IBM is leasing and using primarily to perform the Services, IBM agrees to permit Equifax or its designee to either buy-out the lease on the IBM Machines and purchase the IBM Machines from the lessor or assume the lease(s) and secure the release of IBM thereon, subject to the terms of the applicable lease. Equifax shall be responsible for any sales, use or similar taxes associated with such purchase of such IBM Machines or the assumption of such leases.

(b) To the extent that IBM is using commercially available IBM proprietary software to perform the Services on the termination or expiration of the Agreement, IBM will grant to the members of the Equifax Group and their Affiliates a license (which license shall permit a third party designee to use such software solely for Equifax’s benefit) to such software (and any related documentation) on IBM’s then standard terms and conditions (other than any one-time charges which shall not be required).

*   Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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(c) IBM will provide to the Equifax Group * in accordance with * for use by the Equifax Group as a part of and in connection with the Equifax Business, upon terms and prices to be mutually agreed upon by the Parties (which prices shall not be greater and other terms shall be no less favorable than those then offered to other customers of IBM) or, in the case where no such customers exist, other third parties). At Equifax’s option, IBM will recommend a mutually agreeable commercially available substitute, if available, to perform the same function.

(d) Subject to Section 12.6(e), if IBM has licensed or purchased and is using any generally commercially available Software to provide the Services to the Equifax Group at the date of expiration or termination of this Agreement, Equifax may elect to take a transfer or an assignment of the license for such software (and any attendant maintenance agreement), subject to the terms of such license reimburse IBM for the initial license or purchase charges for such Software in an amount equal to the remaining unamortized cost of such Software, if any, depreciated over a five (5) year life. Equifax shall also pay any transfer fee or charge imposed by the applicable vendor and not the obligation of IBM hereunder, and subject to Equifax’s acceptance of any applicable vendor terms and conditions, such licensed Software shall be transferred or assigned to Equifax.

(e) If IBM has licensed or purchased and is using any generally commercially available Software to provide the Services to the Equifax Group and other IBM customers in a shared environment at the date of expiration or termination of this Agreement, IBM, upon request by Equifax, will assist Equifax in obtaining licenses for such Software (and any attendant maintenance agreement) subject to Equifax’s payment of any license fee and other charge imposed by the applicable vendor.

(f) IBM will use Commercially Reasonable Efforts to negotiate license arrangements with third parties that will minimize the amount of license and maintenance agreement and assignment fees to be paid by Equifax. If IBM is unsuccessful in any such negotiations, it will so notify Equifax prior to executing the affected agreement, in which event Equifax may elect participate in the negotiation of such license and maintenance agreement arrangements. IBM shall provide reasonable advance written notice to Equifax of such anticipated negotiations.

(g) In the case of the impending expiration or termination of this Agreement for any reason, subject to local law, the Equifax Group shall have the right (or, as required by applicable local law, the duty) to make offers of employment to any or all IBM employees performing material Services for the Equifax Group hereunder, as applicable (“Service Employees”). Promptly after either Party provides the other Party written notice of termination or expiration with the prior consent of each Services Employee (each of whom IBM will notify of Equifax’s interest), IBM agrees, subject to the agreement of the Service Employees, to supply Equifax with the names and resumes requested by Equifax for the purpose of exercising its rights under this Section 12.5(g), at no charge. Equifax’s rights under this Section 12.5 will take precedence over any IBM/employee employment contract or covenant that may otherwise limit an employee’s right to accept employment with the Equifax Group.

*   Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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(h) Upon Equifax’s request, IBM will transfer or assign to Equifax or its designee, on mutually acceptable terms and conditions, any Third Party Agreements not otherwise treated in this Section 12.5, applicable solely to services being provided to Equifax, including, without limitation, Third Party Agreements for maintenance, Disaster Recovery Services and other necessary third party services then being used by IBM to perform the Services subject to the payment by Equifax of any transfer fee or charge imposed by the applicable vendors.

12.6 Effect of Termination/Survival of Selected Provisions

Notwithstanding the expiration or earlier termination of the Services or this Agreement for any reason however described, the following Sections of this Agreement shall survive any such expiration or termination: Section 8.3(b), Article 10, Article 11, Section 12.5, Section 12.6, Article 13, Article 14, Article 15, Section 16.1 and Article 17.

12.7 Savings Clause

Equifax’s failure to perform its Equifax Retained Functions or its responsibilities set forth in this Agreement (other than as provided in Section 12.2) shall not be deemed to be grounds for termination by IBM. IBM’s nonperformance of its obligations under this Agreement shall be excused if and to the extent (a) such IBM nonperformance results from Equifax’s failure to perform its responsibilities; and (b) IBM provides Equifax with reasonable notice of such nonperformance and uses Commercially Reasonable Efforts to perform notwithstanding Equifax’s failure to perform (with Equifax reimbursing IBM for its additional out-of-pocket expenses for such efforts).

13.   LIABILITY

13.1 Liability Caps

(a) Except as provided in Section *, the liability of IBM and its Affiliates to Equifax and its Affiliates under this Agreement arising out of or resulting from the performance or non-performance of IBM and/or its Affiliates and/or subcontractors of the Services and its obligations shall be limited in the aggregate for all claims, causes of action or occurrences:

(i)    to Direct Damages incurred by Equifax and its Affiliates equal to the charges paid by Equifax for the Services in the affected country during the * immediately prior to the first event which is the subject of the first claim or if * have not elapsed in the term of this Agreement at the time of the first such event, the estimated charges to Equifax for the Services in the affected country set forth in Schedule C (Charges) during the first * of the Term (“IBM Direct Damages Cap”); and

(ii)    in the event Equifax claims Direct Damages for event(s) which are the subject matter of claim(s) or cause(s) of action which are the basis for and result in Equifax’s termination of this Agreement pursuant to Section 12.1(a) for cause or Section 12.1(e) for Bankruptcy, and the * operates to preclude Equifax’s recovery of *, then * shall be entitled to recover an *, not to exceed * of *, which amount shall be applied only toward *.

(b) Except as provided in Section *, the liability of Equifax to IBM arising out of or resulting from the performance and non-performance of its obligations in each country shall be limited in all cases to Direct Damages which in the aggregate shall not exceed the amounts payable by Equifax upon a termination for convenience under Schedule C (the “Equifax Direct Damages Cap”). The IBM Direct Damages Cap and the Equifax Direct Damages Cap are herein collectively called the “Direct Damages Caps”.

*   Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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13.2 *

13.3 Direct Damages and Cover Charges

Unless specifically provided to the contrary in this Agreement, neither party shall have any liability whether based on contract, tort (including without limitation, negligence), warranty, guarantee or any other legal or equitable grounds to the other party for any damages other than Direct Damages.

(a) “Direct Damages” mean actual, direct damages incurred by the claiming Party which include, by way of example but without limitation, (i) the costs to * rendered by *, (ii) the difference in the amounts to be paid * and the * to provide, and/or the costs incurred by *, all or a portion of the Services during any period or periods that * the Services, (iii) the Service Credits, (iv) Transition Cover Costs, and (v) similar damages, but “Direct Damages” shall not include (A) loss of interest, profit or revenue of the claiming Party or (B) incidental, consequential, special or indirect damages suffered by the claiming Party (except as the damages described in (A) and (B) are included as a part of the Termination Charge and the Service Credits or as otherwise provided for in this Agreement) and shall not include punitive or exemplary damages suffered by the claiming Party arising from or related to this Agreement, even if such Party has been advised of the possibility of such losses or damages.

(b) “Transition Cover Costs” means all costs and expenses incurred by the Equifax Group to Transition to another provider of information management and communications services, and/or take in-house, some or all of such functions, responsibilities, tasks and activities comprising the portion of the Services provided under any terminated portion(s) of this Agreement, after Commercially Reasonable Efforts to mitigate such costs and expenses.

13.4 Dependencies

In no event will IBM or its subcontractors be liable for any damages if and to the extent caused by Equifax’s or its Affiliates’ or its subcontractors’ failure to perform its responsibilities hereunder; provided, however, for the purposes of this Section 13.4, neither IBM nor its Affiliates nor the Third Party Providers shall be considered a subcontractor of Equifax. Neither Equifax nor its Affiliates or contractors shall be liable for any damages if and to the extent caused by any failure to perform by IBM or its Affiliates or subcontractors.

13.5 Remedies

At its option, Equifax may seek all remedies available to it under law and in equity or recover as liquidated damages the Service Credits, subject to the limitations and provisions specified in this Article 13. If IBM’s provision of the Services is such that IBM would otherwise owe Equifax a Service Credit and Equifax elects to recover Service Credits, Equifax’s recovery of Service Credits shall constitute acknowledgment by Equifax of full satisfaction and release of any claim by Equifax that IBM has breached its obligations under this Agreement with respect to any such event(s) giving rise to the Service Credits. However, within twelve (12) calendar months of the receipt of any Service Credits Equifax received with respect to any action or inaction by IBM upon which Equifax is basing termination for cause under Section 12.1(a) or termination for persistent breaches under Section 12.1(b), Equifax may return such Service Credits and pursue a damage claim against IBM, if any such claim exists.

*   Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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14.   INDEMNITIES

14.1 Indemnity by IBM

IBM will indemnify and hold each member of the Equifax Group and their respective officers, directors, employees, agents, successors, contractors and assigns (each an “Indemnitee”) harmless from and against any and all Losses incurred by any of them arising from or in connection with:

(a) any Claims of infringement asserted against an Indemnitee as a result of * on or after the Commencement Date, including the *;

(b) subject to Section 14.1(a) above, any Claims of infringement of any patent or any copyright, trademark, service mark, trade name, trade secret, or similar property right conferred by contract or by common law or by any law of any country, including without limitation, the United States, and any other applicable jurisdiction or any state, alleged to have been incurred because of or arising out of any aspect of the Services (including without limitation any information technology, information management and communications services, equipment, software or other resources) provided by IBM and/or its Affiliates or subcontractors in its performance of the Services; provided, however, IBM will have no obligation with respect to any Losses to the extent arising from or in connection with * related to the Services committed by an Indemnitee or any employee of an Indemnitee that is not the result of IBM and/or its Affiliates or subcontractors * including, without limitation, obtaining * for which it has responsibility; and provided, further, that IBM will have no obligation with respect to any Losses to the extent arising out of or in connection with * provided by IBM and/or its Affiliates or subcontractors, or an Indemnitee’s * provided by IBM and/or its Affiliates or subcontractors with * not furnished by, through or at the specification of IBM or its Affiliates or subcontractors, or an Indemnitee’s use of * provided by IBM and/or its Affiliates to such Indemnitee * specifically designated in * or a written notice to Equifax from IBM;

(c) any Claims, however described (including without limitation, failure to obtain Required Consents or arising from IBM’s exercise of its rights to terminate, modify or change the Third Party Agreements pursuant to Section 8.3(a)), accruing during the Term (that is, not arising or resulting from a breach by the Equifax Group before the Commencement Date or after the termination date of this Agreement) regarding any Third Party Agreement; provided, however, IBM will have * to the extent arising out of or in connection with Claims for * related to the Services (i) committed by any Indemnitee or any employee of an Indemnitee that is not the result of IBM and/or its Affiliates or subcontractors * for which it has responsibility or (ii) to the extent arising out of or resulting from Equifax * for which it has responsibility;

(d) any Claims for personal injuries, death or damage to tangible personal or real property of third parties including employees of IBM, its Affiliates, contractors and subcontractors caused by the negligence or willful misconduct of IBM, its employees, Affiliates, contractors or subcontractors; provided that IBM will have no obligation under this part, to the extent the same arise out of or in connection with the negligence or willful misconduct of a member of the Equifax Group;

(e) any Claims for amounts, including but not limited to taxes, interest and penalties, assessed or claimed against the Equifax Group which are obligations of IBM under this Agreement;

*   Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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(f) any Claim for violation of environmental laws or regulations arising out of this Agreement or as a result of the Services performed at the Facilities, the Data Center or the other Equifax Group sites or locations to the extent IBM or its Affiliates or subcontractors has caused the environmental damage or violation of the environmental laws or regulations from which the Claim arises;

(g) any Claims directly attributable to IBM’s decision to * and Equifax’s * and Losses incurred by Equifax associated with *;

(h) any Claims for penalties, interest and other charges imposed by a taxing authority (except the actual taxes payable by Equifax under the terms of this Agreement) arising out of or resulting from IBM * provided to Equifax in writing regarding * to Equifax;

(i) any Claims by any Transferred Employees in respect of which IBM is obliged to indemnify Equifax pursuant to Exhibit D-1, D-2, D-3, D-4 or D-5 of Schedule D (Human Resources); and

(j) any Claims arising out of or resulting from a breach by IBM and/or its Affiliates of * of this Agreement to the extent that such * are of specific application to the provision of the Services by IBM and/or its Affiliates to the Equifax Group under this Agreement.

(k) In the event and to the extent that a Claim is made against an Indemnitee by an employee of IBM, its contractors or subcontractors providing services, products and/or software hereunder, the Parties agree that IBM shall indemnify and hold harmless the Indemnitee to the same extent as if the Claim was made by a non-employee of IBM, its contractors or subcontractors. IBM’s indemnification hereunder shall be *. Accordingly, in addition to other provisions herein, and in order to render the Parties’ intent and this indemnification agreement fully enforceable, IBM, in an indemnification claim hereunder, expressly and without reservation * it may have under any applicable * or any other statute or judicial decision * and consents to *. This waiver and consent * is made irrespective of and specifically * under any statute or judicial decision.

14.2 Indemnity by Equifax

Equifax will indemnify and hold harmless IBM, and its respective officers, directors, employees, agents, successors and assigns (each an “IBM Indemnitee”) harmless from and against any and all Losses incurred by any of them arising from or in connection with:

(a) any Claims of infringement asserted against an IBM Indemnitee as a result of * on or after the Commencement Date;

(b) subject to Section 14.2(a) above, any Claims of infringement of any patent or any copyright, trademark, service mark, trade name, trade secret, or similar property right conferred by contract or by common law or by any law of any country, including without limitation, the United States and any other applicable jurisdiction or any state, alleged to have been incurred because of or arising out of any equipment, materials and other resources (including without limitation information technology, information management and communications services equipment, software or other resources) provided to IBM and/or its Affiliates by the Equifax Group in connection with the performance of the Services; provided, however, Equifax will have no obligation with respect to any Losses to the extent arising out of or in connection with Claims for * the Services, committed by an IBM Indemnitee or any employee of an IBM Indemnitee that is not the result of the Equifax Group * including, without limitation, obtaining * for which it has responsibility; and provided, further, that Equifax will have no obligation with respect to any Losses to the extent arising out of or in connection with * provided by the Equifax Group with * by the Equifax Group, or an IBM Indemnitee’s * the Equifax Group to such IBM Indemnitee under this Agreement * or a written notice to IBM from Equifax *;

*   Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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(c) any Claims accruing before the Commencement Date or after the termination date of this Agreement regarding any Third Party Agreements between members of the Equifax Group and a third party covered by this Agreement, including without limitation, failure to obtain Required Consents but not including Claims arising or resulting from IBM and/or its Affiliates failing to perform its obligations under this Agreement including, without limitation, obtaining any Required Consent for which it has responsibility;

(d) any Claims for amounts, including without limitation, taxes, interest and penalties assessed or claimed against IBM which are obligations of Equifax under this Agreement;

(e) any Claims for personal injuries, death or damage to tangible personal or real property of third parties including employees of the Equifax Group caused by the negligence or willful misconduct of the Equifax Group or their employees; provided that Equifax will have no obligation, under this part, to the extent the same arise out of or in connection with the negligence or willful misconduct of IBM, its Affiliates or subcontractors;

(f) any Claims arising out of or resulting from the operations of the Equifax Group, including the provision of access to the Services pursuant to Section 17.14, to the extent such Claims do not arise out of a breach of this Agreement by IBM and are not the subject of a specific indemnity provided to Equifax by IBM in Section 14.1; provided, however, that Equifax will have no obligation under this item, to the extent the Claims arise out of or result from the negligence or willful misconduct of IBM, its Affiliates or subcontractors;

(g) any Claim for violation of environmental laws or regulations arising out of the Services performed at the Facilities or other Equifax Group sites or locations to the extent that Equifax or its Affiliates or contractors (other than IBM and its Affiliates and subcontractors) has caused the environmental damage or violation of the environmental laws or regulations from which the Claim arises;

(h) any Claims by any Transferred Employees in respect of which Equifax is obliged to indemnify IBM pursuant to Exhibit D-1, D-2, D-3, D-4 or D-5 of Schedule D (Human Resources); and

(i) any Claims arising out of or resulting from the operations of the Equifax Group and arising from acts of Authorized Users.

In the event and to the extent that a Claim is made by * against an IBM Indemnitee, the Parties agree that Equifax shall indemnify and hold harmless the IBM Indemnitee to the same extent as if *. Equifax’s indemnification hereunder shall be *. Accordingly, in addition to other provisions herein, and in order to render the Parties’ intent and this indemnification agreement fully enforceable, Equifax, in an indemnification Claim hereunder, expressly and without reservation * it may have under any applicable * or any other statute or judicial decision *. This waiver and consent * is made irrespective of and specifically * under any statute or judicial decision.

*   Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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14.3 Employment Actions

It is agreed that IBM shall be solely and exclusively responsible for personnel decisions affecting IBM’s employees, contractors, subcontractors and agents (including without limitation, hiring, promotions, training, compensation, evaluation, discipline, and discharge). Equifax shall be solely and exclusively responsible for personnel decisions affecting employees, contractors, and agents of the members of the Equifax Group (including without limitation, hiring, promotion, training, compensation, evaluation, discipline and discharge).

14.4 Exclusive Remedy

Except as provided in Section 14.5, the indemnification rights of each Indemnitee and IBM Indemnitee (individually an “Indemnified Party”) for third party Claims pursuant to Sections 14.1 and 14.2, shall be the sole and exclusive remedy of such Indemnified Party with respect to each such third party Claim to which such indemnification relates.

14.5 Infringement

If any item chosen for use by IBM to provide the Services becomes, or in IBM’s reasonable opinion is likely to become, the subject of an infringement or misappropriation claim or proceeding, IBM shall, in addition to indemnifying Equifax as provided in this Article 14 and to the other rights Equifax may have under this Agreement, (a) promptly at IBM’s expense secure the right to continue using the item, or (b) if this cannot be accomplished with commercially reasonable efforts, then at IBM’s expense, replace or modify the item to make it non-infringing or without misappropriation, provided that any such replacement or modification will not degrade the performance or quality of the affected component of the Services, or (c) if neither of the foregoing can be accomplished by IBM with commercially reasonable efforts, and only in such event, then remove the item from the Services, in which case IBM’s charges shall be equitably adjusted to reflect such removal.

14.6 Indemnification Procedures

(a) Written notice shall be given to the Party that is obligated to provide indemnification under Sections 14.1 and 14.2 (the “Indemnifying Party”), if any civil, criminal, administrative or investigative action or proceeding is commenced or threatened by a third party (any of the above being a “Claim”) against any Indemnified Party. Such notice shall be given as promptly as practicable but in all events, within a period that will not prejudice the rights of the Indemnified Party under this Agreement to defend the Claim. After such notice, if the Indemnifying Party acknowledges in writing to the Indemnified Party that this Agreement applies with respect to such Claim, then the Indemnifying Party shall be entitled to take control of the defense and investigation of such Claim and to employ and engage attorneys of its sole choice to handle and defend the same, at the Indemnifying Party’s sole cost and expense. The Indemnifying Party must deliver written notice of its election of taking such control of the claim to the Indemnified Party not fewer than ten (10) days prior to the date on which a response to such Claim is due or such lesser period as is reasonable given the nature of the Claim and the notice and response time permitted by law or the facts and circumstances. The Indemnified Party shall cooperate in all reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial, defense and settlement of such Claim and any appeal arising therefrom. The Indemnified Party may participate in such investigation, trial, defense and settlement of such Claim and any appeal arising therefrom, through its attorneys or otherwise, at its own cost and expense. No settlement of a Claim that involves a remedy other than

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the payment of money by the Indemnifying Party shall be entered into without the consent of the Indemnified Party, which consent will not be unreasonably withheld.

(b) After notice to the Indemnified Party of the Indemnifying Party’s election to assume full control of the defense of any such Claim, the Indemnifying Party shall not be liable for any legal expenses incurred thereafter in connection with the defense of that Claim by the Indemnified Party. If the Indemnifying Party does not promptly assume full control over and diligently pursue the defense of a Claim as provided in this Section 14.5, the Indemnified Party shall have the right to defend, settle or otherwise resolve the Claim in such manner as it may deem appropriate, at the cost and expense of the Indemnifying Party, and the Indemnifying Party may participate in such defense, at its sole cost and expense. In no event shall any settlement of the Claim pursuant to this Section 5(b) require the consent of the Indemnifying Party.

14.7 Limitation

Notwithstanding anything to the contrary in this Agreement, the provisions of Section * of this Agreement shall not apply to the indemnification obligations of IBM pursuant to Section 14.1(j) of this Agreement.

15.   INSURANCE AND RISK OF LOSS

15.1 IBM Insurance

During the Term of this Agreement, IBM and each IBM contractor and subcontractor shall maintain and keep in force, at its own expense, the following minimum insurance coverages and minimum limits:

(a) workers’ compensation insurance, with statutory limits as required by the various laws and regulations applicable to the employees of IBM or any IBM contractor or subcontractor;

(b) employer’s liability insurance, for employee bodily injuries and deaths, with a limit of $* each accident;

(c) comprehensive or commercial general liability insurance, covering claims for bodily injury, death and property damage, including premises and operations, independent contractors, products, services and completed operations (as applicable to the Services), personal injury, contractual, and broad-form property damage liability coverages, with limits as follows: (1) occurrence/aggregate limit of $* for bodily injury, death and property damage per occurrence of $* combined aggregate; or (2) split liability, without aggregate limits, of (i) $* for bodily injury per person; (ii) $* for bodily injury per occurrence; and (iii) $* per occurrence for property damage;

(d) comprehensive automobile liability insurance, covering owned, non-owned and hired vehicles, with limits as follows (1) combined single limit of $* for bodily injury, death and property damage per occurrence; or (2) split liability limits of (i) $* for bodily injury per person; (ii) $* for bodily injury per occurrence; and (iii) $* for property damage; and

*   Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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(e) all-risk property insurance, on a replacement cost basis, covering the real and personal property of IBM which IBM is obligated to insure by this Agreement. Such real and personal property may include buildings, equipment, furniture, fixtures and supply inventory.

All such policies of insurance of IBM and its contractors and subcontractors shall provide that the same shall not be canceled nor the coverage modified nor the limits changed without first giving thirty (30) days prior written notice thereof to Equifax. No such cancellation, modification or change shall affect IBM’s obligation to maintain the insurance coverages required by this Agreement. Except for workers’ compensation insurance, Equifax shall be named as an additional insured on all such required policies. All liability insurance policies shall be written on an “occurrence” policy form. Equifax shall be named as loss payee as its interest may appear on the property insurance policies of IBM. IBM shall be responsible for payment of any and all deductibles from insured claims under its policies of insurance. The coverage afforded under any insurance policy obtained by IBM pursuant to this Agreement shall be primary coverage regardless of whether or not Equifax has similar coverage. IBM and its contractors and subcontractors shall not perform under this Agreement without the prerequisite insurance. Upon Equifax’s request, IBM shall provide Equifax with certificates of such insurance including renewals thereof. Unless previously agreed to in writing by Equifax, IBM’s contractors and subcontractors shall comply with the insurance requirements herein. The minimum limits of coverage required by this Agreement may be satisfied by a combination of primary and excess or umbrella insurance policies. If IBM or its contractors or subcontractors shall fail to comply with any of the insurance requirements herein, upon written notice to IBM by Equifax and a ten (10) day cure period, Equifax may, without any obligation to do so, procure such insurance and IBM shall pay Equifax the cost thereof plus a reasonable administrative fee as designated by Equifax. The maintenance of the insurance coverages required under this Agreement shall in no way operate to limit the liability of IBM to Equifax under the provisions of this Agreement.

The Parties do not intend to shift all risk of loss to insurance. The naming of Equifax as additional insured is not intended to be a limitation of IBM’s liability and shall in no event be deemed to, or serve to, limit IBM’s liability to Equifax to available insurance coverage or to the policy limits specified in this Article 14, nor to limit Equifax’s rights to exercise any and all remedies available to Equifax under contract, at law or in equity.

15.2 Risk of Property Loss

IBM is responsible for risk of loss of, or damage to, the Software, Machines, Equifax Provided Office Furnishings and Equifax Data in its possession or control, and Equifax is responsible for risk of loss of, or damage to, the Software, Machines and Equifax Data in its possession or control.

15.3 Mutual Waiver of Subrogation

(a) To the extent permitted by law, IBM and its Affiliates, contractors, subcontractors, and their respective directors, officers, employees, agents and insurers hereby waive their rights of subrogation against the member of the Equifax Group and their respective directors, officers, employees, agents, contractors and subcontractors for any loss or damage to the IBM Machines, IBM Software, and other tangible and intangible, real and personal property of IBM and its Affiliates, contractors and subcontractors resulting from operations in connection with this Agreement. Each property and worker’s compensation insurance policy of IBM and its Affiliates, contractors and subcontractors shall be endorsed to provide a waiver of any and all rights of

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subrogation against the Equifax Group and their respective directors, officers, employees, agents, contractors and subcontractors for loss resulting from operations in connection with this Agreement.

(b) To the extent permitted by law, Equifax, the other members of the Equifax Group and their respective directors, officers, employees, agents and insurers hereby waive their rights of subrogation against IBM and its Affiliates, contractors and subcontractors for any loss or damage to the Equifax Provided Hardware, Equifax Software, Equifax Provided Office Furnishings and other tangible and intangible, real and personal property of Equifax and the other members of the Equifax Group resulting from operations in connection with this Agreement. Each property and worker’s compensation insurance policy of Equifax shall be endorsed to provide a waiver of any and all rights of subrogation against IBM and its Affiliates, contractors and subcontractors for loss resulting from operations in connection with this Agreement.

16.   DISPUTE RESOLUTION

16.1 Dispute Resolution Procedures

(a) Subject to Schedule L (Governance), any dispute between the Parties either with respect to the interpretation of any provision of this Agreement or with respect to the performance hereunder by IBM or by Equifax or their respective Affiliates shall be resolved as specified in this Section 16.1.

(i)    Upon the written request of either Party, a dispute shall be submitted to the Global Governance Team for resolution.

(ii)    The Global Governance Team shall meet as often as necessary to gather and furnish to each Party all non-privileged information with respect to the matter in issue which is appropriate and germane in connection with its resolution.

(iii)    The Global Governance Team shall discuss the problem and negotiate in good faith in an effort to resolve the dispute without the necessity of any formal proceeding relating thereto.

(iv)    During the course of such negotiation, all reasonable requests made by one Party to the other for non-privileged information reasonably related to this Agreement, will be honored in order that each Party may be fully advised of the other Party’s position.

(v)    The specific format for such discussions will be left to the discretion of the Global Governance Team, but may include the preparation of agreed upon statements of fact or written statements of position furnished by each Party to the other Party.

(b) If the Global Governance Team does not resolve the dispute within thirty (30) days after the date of receipt by the other Party of a request to submit the dispute to the Global Governance Team as described in Section 16.1(a)(1) (the “Notice”), then the dispute shall be escalated to an officer of Equifax and an officer of IBM, for their review and resolution within forty-five (45) days after receipt of the Notice.

(c) If the officers referred to in Section 16.1(b) do not resolve the dispute within forty-five (45) days after the Notice, then the dispute shall be escalated to the President of Equifax and the IBM corporate officer in charge of IBM Global Services, for their review and resolution within sixty (60) days after the Notice.

(d) If the dispute is not resolved by the Parties’ representatives identified in Section 16.1(c) within ninety (90) days after the Notice, the Parties agree to try in good faith to resolve the dispute by

55

mediation under the Commercial Mediation Rules of the American Arbitration Association, before resorting to litigation or some other dispute resolution procedure.

(e) If the dispute is not resolved by mediation within one hundred twenty (120) days after the Notice, then the Parties may initiate formal proceedings; however, formal proceedings for the judicial resolution of any such dispute may not be commenced until the earlier of:

(i)    the designated representatives concluding in good faith that amicable resolution through continued negotiation of the matter in issue does not appear likely; or

(ii)    one hundred twenty (120) days after the Notice; or

(iii)    thirty (30) days before the statute of limitations governing any cause of action relating to such dispute would expire.

Notwithstanding anything to the contrary in this Section 16.1(e), the Global Governance Team shall have the authority to stay the time periods set forth in this Section 16.1 upon unanimous vote of its members to take such action.

(f) Notwithstanding any other provision of this Section 16.1, either Party may resort to court action for injunctive relief at any time if the dispute resolution processes set forth in this Section would permit or cause irreparable injury to such Party or any third party claiming against such Party, due to delay arising out of the dispute resolution process.

16.2 Continued Performance

The Parties agree to continue performing their respective obligations under this Agreement while the dispute is being resolved unless and until such obligations are terminated or expire in accordance with the provisions of this Agreement or unless such performance is prevented by the actions of the other Party; provided that Equifax withholding payment of disputed charges as permitted under Section 8.2 (Disputed Charges/Credits) of Schedule C (Charges) will not considered to be preventing IBM from performing its obligations.

17.   GENERAL

17.1 Relationship of Parties

This Agreement shall not be construed as constituting either Party or its Affiliates as partner of the other Party and its Affiliates or to create any other form of legal association that would impose liability upon one Party or its Affiliates for the act or failure to act of the other Party and its Affiliates or as providing either Party or its Affiliates with the right, power or authority (express or implied) to create any duty or obligation of the other Party and its Affiliates, except as provided in Section 8.3. Each Party shall be responsible for the management, direction and control of the employees of such Party and its Affiliates and such employees shall not be employees of the other Party or its Affiliates.

Each Party will submit to the other Party all advertising, written sales promotion, press releases and other publicity matters relating to this Agreement in which the other Party’s or its Affiliate’s name or mark is mentioned or language from which the connection of said name or mark may be inferred or implied, and will not publish or use such advertising, sales promotion, press releases, or publicity matters without prior written approval of the other Party. However, either Party may include the other Party’s and/or its Affiliates name and a factual description of the work performed under this Agreement on employee bulletin boards, in its list of references and in the

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experience Section of proposals to third parties, in internal business planning documents and in its annual report to stockholders, and whenever required by reason of legal, accounting or regulatory requirements.

17.2 Entire Agreement, Updates, Amendments and Modifications

This Agreement (including the Schedules thereto and any Statements of Work issued under it) constitutes the entire agreement of the Parties and their Affiliates with regard to the Services and matters addressed therein. This Agreement supersedes and replaces, the agreements listed in Schedule M (Existing IBM-Equifax Agreements Superseded by the Agreement). All letters, proposals, discussions and other documents regarding the Services and the matters addressed in this Agreement are superseded by and merged into this Agreement. Updates, amendments and modifications to this Agreement may not be made orally, but shall only be made by a written document signed in the case of this Agreement by duly authorized representatives of both Parties. In the case of Equifax, only the Equifax Inc. Chief Technology Officer or his designee shall have contract signature authority with respect to this Agreement. Any terms and conditions varying from this Agreement on any order or written notification from either Party or its Affiliates shall not be effective or binding on the other Party or its Affiliates.

17.3 Force Majeure

(a) Neither Party shall be liable for any default or delay in the performance of its obligations hereunder provided that the non-performing Party is without material fault in causing such default or delay, except for payment defaults, if and to the extent and while such default or delay is caused, directly or indirectly, by fire, flood, earthquake, elements of nature or acts of God, acts of war, terrorism, riots, civil disorders, rebellions or revolutions, strikes, lockouts, or labor difficulties or any other similar cause beyond the reasonable control of such Party and its Affiliates other than strikes, lockouts, non-performance by third parties for which the non-performing party is responsible (provide that such third parties are not subject to a Force Majeure Event) or labor difficulties initiated by such Party’s or its Affiliates or subcontractor’s employees; and provided such default or delay could not have been prevented by reasonable precautions and cannot reasonably be circumvented by the non-performing Party or its Affiliates through the use of alternate sources, work-around plans or other means, (individually, each being a “Force Majeure Event”).

(b) If a Force Majeure Event occurs, the non-performing Party will be excused from any further performance or observance of the obligation(s) so affected for as long as such circumstances prevail and such Party continues to use Commercially Reasonable Efforts to recommence performance or observance whenever and to whatever extent possible without delay. Any Party so delayed in its performance will immediately notify the other by telephone and describe at a reasonable level of detail the circumstances causing such delay (to be confirmed in writing within twenty-four (24) hours after the inception of such delay).

(c) If any Force Majeure Event substantially prevents, hinders, or delays performance of the Services necessary for the performance of the critical functions of the Equifax users, as identified by Equifax, of such Services for more than three (3) consecutive days, then at Equifax’s option:

(i)    Equifax may procure such Services from an alternate source. Provided Equifax has not terminated this Agreement to Section 17.3(c)(iii) and Equifax continues to make payment to IBM under this Agreement and Equifax exerts reasonable efforts to mitigate amounts payable to the alternate source, IBM will directly and timely pay the alternate source the full amount charged by such alternate source for the

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provision of such Services to Equifax until such time as IBM restores the Services and meets the Service Levels but in no event for more than one hundred eighty (180) days; and/or

(ii)    Equifax may terminate any portion of this Agreement so affected and the charges payable hereunder shall be equitably adjusted to reflect those terminated Services; and/or

(iii)    Until such time as IBM has restored the Services, Equifax may terminate this Agreement as of a date specified by Equifax in a written notice of termination to IBM, and Equifax will pay all charges due and payable through the termination date. If Equifax elects such termination, Equifax shall only pay on account of such termination IBM’s Wind Down Expenses for a period not to exceed one hundred twenty (120) days and shall acquire from IBM, at a cost equal to IBM’s then-current net book value, and hardware or software primarily dedicated to performing Services for Equifax that cannot be redeployed by IBM using Commercially Reasonable Efforts.

(d) This Section 17.3 does not limit or otherwise affect IBM’s obligation to provide Disaster Recovery Services in accordance with Section 3.3. In the event of a Force Majeure Event affecting Equifax, this Section 17.3 will not limit or otherwise relieve Equifax’s obligation to pay any monies due IBM under the terms of this Agreement, except as provided in Section 17.3(c)(iii) and Section 3.3.

17.4 Waiver

No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof.

17.5 Severability

If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and such provision shall be deemed to be restated to reflect the Parties’ original intentions as nearly as possible in accordance with applicable law(s).

17.6 Counterparts

This Agreement shall be executed in counterparts. Each such counterpart shall be an original and together shall constitute but one and the same document.

17.7 Governing Law

This Agreement and any and all claims and disputes arising out of or in connection with or related to the relationships and arrangements between the Equifax Group and IBM and its Affiliates described in this Agreement will be governed by and construed in accordance with the laws of the State of Georgia and the United States of America except where local mandatory law applies. The Parties hereby (a) agree that the U.S. District Court for the Northern District of Georgia, Atlanta Division, or if such court does not have subject matter jurisdiction, the appropriate State or Superior Court sitting in Fulton County, Georgia, shall have exclusive jurisdiction over the actions arising out of or related to or in connection with this Agreement and the subject matter of this Agreement, whether in contract, tort, or any other form of action (“Action”); (b) agree to initiate any such Action against the other Party only in such courts; (c) agree that they shall not raise any defense to the lawful jurisdiction of such courts; and (d) agree that they shall not attempt the removal of any Action to any other court, whether local, state or federal courts of the United States or the courts of any other country.

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17.8 Binding Nature and Assignment

This Agreement will be binding on the Parties and their respective successors and permitted assigns. Except as provided in this Section 17.8, neither Party may, or will have the power to, assign this Agreement without the prior written consent of the other, which consent shall not be unreasonably withheld, except that either Party may assign its rights and obligations under this Agreement, without the approval of the other Party (i) in whole or in part to an Affiliate which expressly assumes such Party’s obligations and responsibilities hereunder; or (ii) as part of a merger, acquisition or sale of substantially all of the assets of a Party. The assigning Party shall remain fully liable for and shall not be relieved from the full performance of all obligations under this Agreement. Any attempted assignment that does not comply with the terms of this Section 17.8 shall be null and void. Any Party assigning its rights or obligations to an Affiliate in accordance with this Agreement shall provide written notice thereof to the other Party together with a copy of the assignment document, within three (3) business days of such assignment Notices.

17.9 Notices

(a) Whenever one Party is required or permitted to give legal notice to the other Party under this Agreement, such legal notice will be in writing unless otherwise specifically provided herein and will be deemed given when delivered in hand, one (1) day after being given to an express courier with a reliable system for tracking delivery, or five (5) days after the day of mailing, when mailed by United States mail, registered or certified mail, return receipt requested, postage prepaid, or when sent if delivered by facsimile. Operational notices may be sent via email.

(b) Legal notifications, including Contract Change notices, will be addressed as follows:

In the case of IBM:	In the case of Equifax:

Global Project Executive 1505 Windward Concourse Alpharetta, Georgia 30005 Facsimile: 770-663-9701	Global Program Manager 1525 Windward Concourse Alpharetta, Georgia 30005 Facsimile: 770-740-7952

with a copy to:	with a copy to:

IBM Global Services General Counsel Route 100 Somers, New York 10569 Facsimile: 914-766-8440	Equifax Chief Legal Officer 1600 Peachtree Street, N.W. Atlanta, Georgia 30309 Facsimile: 404-885-8682

and to:

AVP — Technology Contract Management Equifax Inc. 1525 Windward Concourse 30005 Alpharetta, Georgia Fax: 770-740-7213

(c) Operational notifications will be addressed to the IBM Regional PE and the Equifax Regional PM in the applicable Country Location.

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Either Party hereto may from time to time change its address for notification purposes by giving the other prior written notice of the new address and the date upon which it will become effective.

17.10  No Third Party Beneficiaries

The Parties do not intend, nor will any Section hereof be interpreted, to create for any third party beneficiary rights with respect to either of the Parties, except (a) each member of the Equifax Group and each IBM Affiliate shall be a third party beneficiary under this Agreement with respect to enforcement of any rights such member of the Equifax Group or IBM Affiliate may have under Article 10, Article 11, or Article 14 of this Agreement, and (b) an Affiliate of the Parties to which this Agreement has been assigned and accepted, will have the rights and benefits described this Agreement, and (c) the third parties identified in Article 14 will have the rights and benefits described in that Article.

17.11  Other Documents

Upon request of the other Party, on or after the Execution Date and amendments or revisions to any of the foregoing, each Party shall furnish to the other such certificate of its Secretary, certified copy of resolutions of its Board of Directors, or opinion of its counsel as shall evidence that this Agreement or any amendment or revision hereto has been duly executed and delivered on behalf of such Party or its Affiliates.

17.12  Consents and Approvals

The Parties agree that in any instance where a consent, approval or agreement is required of a Party in order for the other Party to perform under or comply with the terms and conditions of this Agreement, then such Party will not unreasonably withhold or delay such consent, approval or agreement and where consent, approval or agreement cannot be provided, the Party shall notify the other Party in a timely manner.

17.13  Headings

All headings herein and the table of contents are not to be considered in the construction or interpretation of any provision of this Agreement. The Agreement was drafted with the joint participation of both Parties and shall be construed neither against nor in favor of either, but rather in accordance with the fair meaning thereof. In the event of any apparent conflicts or inconsistencies between the provisions of this Agreement, the Exhibits, the Schedules or other attachments to this Agreement, such provisions shall be interpreted so as to make them consistent to the extent possible, and if such is not possible, the provisions of the Agreement shall prevail.

17.14  Remarketing

Equifax may not remarket all or any portion of the Services provided under this Agreement, or make all or any portion of the Services available to any party that is not a member of the Equifax Group, without the prior written consent of IBM; provided, however, that Equifax may sell or make available to Authorized Users and persons or entities acquiring portions of the

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Equifax Business from Equifax or its Affiliates access to elements of the Services under this Agreement (“Elements of the Services”) subject to the following limitations:

(a) Equifax shall independently set its own pricing and policies in connection with any such access to Elements of the Services;

(b) Equifax does not utilize IBM’s name as part of its marketing efforts regarding any such access to Elements of the Services;

(c) Equifax discloses to its customers or Authorized Users accessing Elements of the Services that IBM is running the Systems but that IBM has no liability of any kind to such customers;

(d) if Equifax’s activities for a customer or Authorized User accessing Elements of the Services cause IBM to fail to meet a Service Level, IBM shall be excused from such failure to the extent, and only to the extent, IBM demonstrates that the failure was caused directly by such customer’s or Authorized User’s activities and to the extent such failure was not caused by IBM’s failure to satisfy its obligations under this Agreement; and

(e) Use of Elements of the Services by Authorized Users in connection with the Equifax Business and for the benefit of the Equifax Group is included in IBM’s charges under Schedule C (Charges) except to the extent, if any, that such use of elements of the Services requires the IBM to perform New Services pursuant to Section 10.1 (Prices and Charges for New Services) of Schedule C (Charges).

(f) Nothing herein may be construed to limit or hinder Equifax or the other members of the Equifax Group from (i) marketing, selling or performing its services to and for its customers or potential customers and/or (ii) from providing any portion of the Services to its Affiliates.

17.15  Commencement of Actions

Neither party may bring an action, regardless of form, arising out of this Agreement more than two (2) years after the later to occur of the date on which the cause of action has arisen or the date such cause of action was or should have been discovered.

17.16  IBM Logo Products Warranties

Nothing in this Agreement is intended to replace, supercede or vitiate the warranties and attendant rights and remedies granted to members of the Equifax Group by IBM and/or its Affiliates with respect to IBM Logo Products as set forth in any applicable lease, purchase and/or license arrangement.

17.17  Local Enabling Agreements

(a) It is the intention of the Parties that this Agreement shall provide for the provision of Services at the Country Locations provided herein, including those which may be located outside of the United States. Unless this Agreement expressly provides otherwise, Services to be provided hereunder to Equifax Affiliates outside of the United States shall be provided by the IBM Affiliate in the same country in which the Equifax Affiliate is located.

(b) IBM’s applicable local Affiliate shall enter into an enabling agreement in substantially the form agreed to by the Parties (a “Local Enabling Agreement”). Such Local Enabling Agreements may supplement the Schedules to this Agreement as appropriate (e.g., by updating the list of Systems Software to include any different or additional Systems Software used at the newly included site or

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by the newly included Affiliate) and may include country-specific terms and conditions that are necessary to comply with local law.

(c) Without Equifax’s consent, no Local Enabling Agreement shall alter the net amounts to be received by IBM, expand the geographic scope, or otherwise alter the Parties’ respective rights and obligations under this Agreement. No Local Enabling Agreement shall be effective unless it is approved by the Equifax Global Program Manager and the IBM Global Project Executive. Each Party shall have joint and several liability for the respective obligations of its Affiliates under Local Enabling Agreements.

(main body of Agreement ends here)

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Equifax / IBM Confidential

SCHEDULE A – SERVICES

TO

AGREEMENT FOR OPERATIONS SUPPORT SERVICES

BY AND BETWEEN

EQUIFAX INC.

AND

INTERNATIONAL BUSINESS MACHINES CORPORATION

SCHEDULE A

SERVICES

1.	INTRODUCTION

2.	ORGANIZATION

3.	DEFINITIONS

3.1	Certain Definitions.

3.2	Other Defined Terms.

4.	SERVICES

4.1	General

4.2	Equifax Retained Functions.

4.3	Locations.

4.4	Equipment Refresh.

4.5	Software Currency.

4.6	Ongoing and New Projects.

5.	CHANGES TO SCOPE MODELS, PROCESSES, ELEMENTS AND ACTORS.

5.1	Annual Review.

5.2	Scope Model Modifications.

5.3	New Services.

6.	INTERACTION MODELS

Table of Exhibits:

Exhibit A-1: Scope Models
Attachment A-1-1:	Scope Models – US and Canada
Attachment A-1-2:	Scope Models – UK and Ireland
Attachment A-1-3:	Scope Models – Spain

Exhibit A-2: Process Definitions

Exhibit A-3: Element Definitions

Exhibit A-4: Interaction Models
Attachment A-4-1:	Regulatory Compliance
Attachment A-4-2:	Project Approval Process [TBD]
Attachment A-4-3:	Third Party Contract Management [TBD]

A-i

Exhibit A-5: Services Locations
Attachment A-5-1:	Canada
Attachment A-5-2:	Spain
Attachment A-5-3:	UK
Attachment A-5-4:	US
Attachment A-5-4:	Ireland

A-ii

SCHEDULE A

SERVICES

1.                                      INTRODUCTION

(a)                                  This Schedule A describes Equifax Group’s IT infrastructure in the countries that are within the scope of the Agreement.  It does so by means of Scope Models – matrices that map the standard processes (i.e., the functions, responsibilities, activities and tasks) performed by IT organizations (referred to as the “IT Value Chain Processes” or “Processes”) against IT infrastructure hardware and software elements.  Each cell of the Scope Models represents the intersection of an Equifax IT infrastructure element with a Process that an “Actor” is responsible for performing with respect to such element.  Where IBM is designated as an Actor, the Scope Models describe which Services IBM is responsible for performing under the Agreement (the ‘What”), not the manner in which IBM is responsible for performing them (the ‘How’).

(b)                                 The Actor designated in a Process-Element intersection is responsible not only for performing the indicated Process with respect to such Element, but also for providing the resources (e.g., hardware, software, labor, facilities and third party services) necessary to so perform except where and to the extent, if any, that the Agreement (including the Financial Responsibilities Matrix) expressly designates another Actor as having financial responsibility for providing certain types of resources in specific circumstances.  Where IBM is the designated Actor in a Process-Element intersection and the Financial Responsibilities Matrix designates another Actor as having financial responsibility for providing certain types of resources required by IBM to perform the indicated Process with respect to that Element in a specific circumstance, IBM’s obligation to so perform shall be subject to IBM receiving the required resources from the Actor having financial responsibility for them in that circumstance.  If the Financial Responsibilities Matrix designates another Actor as having financial responsibility for “Maintenance Agreements” for an Element, but maintenance is not available for such Element (e.g., it is no longer supported by the manufacturer), IBM’s obligation to perform the Maintain Processes shall be limited to using Commercially Reasonable Efforts to maintain and repair such Element and subject to the availability of Spares and Spare Parts.

(c)                                  As to the manner in which IBM is to perform the Services (the ‘How’), IBM shall perform the Services in accordance with provisions of the Agreement and its Schedules that specify or otherwise regulate the manner of IBM’s performance of the Services, including:

(i)                                     Section 3 (The Services) of the Agreement,

(ii)                                  Schedule B (Service Levels);

(iii)                               Schedule I (*);

(iv)                              Schedule J (IT Management Process Improvement Program);

(v)                                 Schedule N (Projects);

(vi)                              the Procedures Manual;

(vii)                           the Interaction Models attached at Exhibit A-4 (Interaction Models);

(viii)                        Applicable standards, policies and procedures established or approved by Equifax and communicated to IBM, including as provided in accordance with Sections 2.4.1 (Standards Policies Establishment) and 5.5.1 (Security Policy Development) and Section 6.3 (Procedures Manual) of the Agreement;

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(ix)                                Laws and regulations applicable to IBM’s business in accordance with Section 4.10 (Regulatory Proceedings and Compliance with Laws) of the Agreement;

(x)                                   Laws and regulations applicable to the Equifax Business, as interpreted by Equifax and communicated to IBM in accordance with Section 4.10 (Regulatory Proceedings and Compliance with Laws) of the Agreement and the Regulatory Compliance Interaction Model attached in Exhibit A-4; and

(xi)                                In cases where items (i) through (ix) above do not specify the manner of IBM’s performance of the Services, IT industry standard best practices unless expressly specified otherwise in the Agreement.

(d)                                 Schedule I (*) describes: (1) the program for the activities pursuant to which IBM will assume responsibility for delivery and performance of the Services, and (2), together with Schedule J (*), how IBM will carry out and assume responsibility for executing and completing identified * projects, and identifies the associated IBM commitments to evolve the Services in the post * state.

(e)                                  The charges payable to IBM for performance of the Services are set forth in Schedule C.

(f)                                    IBM shall manage and perform the Services between and among the Service Towers and Platforms in an integrated manner.

(g)                                 Any reports described in this Schedule A shall be prepared and delivered in a manner that is consistent with Schedule K (Reports) of the Agreement, to the extent such reports are addressed in such Schedule.

2.                                      ORGANIZATION

(a)                                  This Schedule A is comprised of four interlinking documents, which together describe:

(i)                                     the Equifax Group’s IT Infrastructure in the North American and European Country Locations that are within the scope of the Agreement as of the Commencement Date and

(ii)                                  the roles and responsibilities of the various IT Actors (including Equifax and IBM) that manage and deliver IT Services to the Equifax Group in those Country Locations.

Other geographic locations, such as South America and Italy, are outside the scope of the Agreement as of the Commencement date, and as such are not addressed in this Schedule A, except as specifically provided in Section 4.3(b).

(b)                                 The four components of this Schedule A are:

(i)                                     The Scope Models, which depict using color-coded matrices:  (A) the Span of Elements comprising the Equifax IT Infrastructure organized by classification, Country Location and location type; (B) the IT Value Chain Processes applicable to each Span; and (C) at each intersection of a Span Element and a Process, the identification by color code of the IT Actor with responsibility for performing the Process with respect to the Element;

(ii)                                  The definitions of the Processes, which are intended to provide a set of “best practices” processes that comprehensively describe the activities along the IT value chain that are to be performed by IT Actors with respect to the IT Infrastructure;

(iii)                               The definitions of the Elements, which provide industry standard descriptions of the items and categories of Equipment and Software that comprise the IT Infrastructure as well as identifying “Attributes” of such Equipment and Software that are unique to

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Equifax and/or the Services.  The Elements are classified by function into Client, Server, Enabling and Software Elements; and

(iv)                              Interaction Models, which depict for certain Processes the manner in which the relevant IT Actors will perform their responsibilities and/or interact with other IT Actors with related responsibilities.

3.                                      DEFINITIONS

3.1                               Certain Definitions.

The following capitalized terms used in this Schedule A shall have the meanings given below:

(a)                                  “Actor” means the entity or individual identified in the Scope Models as having responsibility for the intersection of a particular Element and Process.  The Actors as of the Commencement Date are identified in the Scope Models and include Equifax, IBM, Xerox and Third Party Actors.

(b)                                 “Applications Software” shall have the meaning provided in Section 2 (Definitions) of the Agreement.

(c)                                  “Business Unit” means all or a portion of Equifax or a discrete group of End Users, as designated by Equifax from time-to-time.

(d)                                 “Change” has the meaning provided in Section 5.3.4 of Exhibit A-2 (Process Definitions).

(e)                                  “Client Element” means an Element identified as such in Exhibit A-3 (Element Definitions) and the Scope Models.  Client Elements are those Elements that end users directly use to receive services or access Software (i.e., devices that perform client functions under a “client-server” model as that term is understood in the IT industry) and may include Software as Attributes.

(f)                                    “Configuration Item” or “CI” shall have the meaning provided in Section 5.3.3 of Exhibit A-2 (Process Definitions).

(g)                                 “Element” means an item or category of Equipment or Software defined in Exhibit A-3 (Element Definitions) and identified as part of the IT Infrastructure in the Scope Model Span.  An Element includes other associated Equipment or Software defined as included in, or identified as Attributes of, such Element.

(h)                                 “Enabling Element” means an Element identified as such in Exhibit A-3 (Element Definitions) and the Scope Models.  Enabling Elements are those Elements that enable the functions performed by Client and Server Elements and other Enabling Elements (such as middle-boxes and circuits) and may include Software as Attributes.

(i)                                     “End User” means either (i) an end user of an Element; or (ii) an end user of the services resulting from the Processes, as appropriate.

(j)                                     “Equipment” means the computer and telecommunications equipment (without regard to the entity owning or leasing such equipment) used by Equifax, or on Equifax’s behalf by its service providers, in support of the Equifax Businesses and includes (x) attachments, features, accessories and peripheral devices associated with such Equipment, and (y) related services (e.g., maintenance and support services, upgrades, subscription services) provided by third parties (e.g., manufacturer and lessor) with respect to such Equipment.  The term “Equipment” includes the Machines (as defined in Section 2.1 (Certain Defintions) of the Agreement) and is used interchangeably with “Hardware,” whether or not capitalized.

(k)                                  “External Customers” means customers and other business partners of Equifax.

(l)                                     “Incident” has the meaning provided in Section 5.3.1 of Exhibit A-2 (Process Definitions).

(m)                               “IT Environment” means collectively the IT Infrastructure and IT Services.

(n)                                 “IT Infrastructure” means the Equipment and Software that comprise the IT infrastructure of Equifax (regardless of ownership).

(o)                                 “IT Services” means those services and functions that are performed upon or with respect to all or part of the IT Infrastructure or that are provided through the execution of the Processes upon the Elements.   The IT Services include the Services (as defined in Section 2.1 (Certain Definitions) of the Agreement).

(p)                                 “Infrastructure Software” shall have the meaning provided in Section 4.2 of Exhibit A-3 (Element Definitions).  Infrastructure Software is a sub-category of System Software.

(q)                                 “Internal Customers” mean Equifax personnel that are users or beneficiaries of the IT Infrastructure.

(r)                                    “Known Error” means an Incident or Problem for which the root cause is known and for which a temporary work-around or a permanent alternative has been identified.

(s)                                  “Machines” has the meaning provided in Section 2.1 (Certain Definitions) of the Agreement.

(t)                                    “Network” has the meaning provided in Section 5.2.1 of Exhibit A-2 (Process Definitions).

(u)                                 “Platform Software” has the meaning provided in Section 4.1 of Exhibit A-3 (Element Definitions).  Platform Software is a sub-category of System Software.

(v)                                 “Problem” has the meaning provided in Section 5.3.2 of Exhibit A-2 (Process Definitions).

(w)                               “Processes” means the IT value chain processes defined in Exhibit A-2 (Process Definitions), which definitions include three levels of detail.  A reference in this Schedule A to “Processes” generally means to the Processes at levels one (e.g., Fulfill), two (e.g., Deploy) and three (e.g., IMAC).  A reference in this Schedule A to a specific “Process” means to the named Process and the sub-categories of Processes and activities defined at the levels below the specifically referenced Process.

(x)                                   “Refresh Cycle” means, for each instance of an Equipment Element, the maximum amount of time from the date of initial installation of that instance of the Element within which it will be replaced with new Equipment having at least equivalent functionality.

(y)                                 “Scope Model” means a Process-Span matrix that identifies the various Actors responsible for each intersection of the Elements with the Processes across the entire Span.  The Scope Models for the North American (Equifax US and Equifax Canada) and European (Equifax UK, Equifax Ireland, and Equifax Spain) Country Locations as of the Execution Date are set out in Exhibit A-1 (Scope Model).

(z)                                   “Server Element” means an Element identified as such in Exhibit A-3 (Element Definitions) and the Scope Models.  Server Elements are those Elements that serve Software or provide services to client devices (i.e., that function as servers under a “client-server” model as that term is understood in the IT industry) and may include Software as attributes.

(aa)                            “Service Request” shall mean a request to IBM from an Equifax-authorized user to perform a specific service currently included as part of the Services.

(bb)                          “Software” means Applications Software and Systems Software, unless a more specific reference is required.

(cc)                            “Software Currency” means and is, for a licensed Software Element, an expression of how current such Software will be kept in relation to the applicable licensor’s issuance of updates, upgrades, new releases and new versions of or for such Software.  For purposes of expressing Software Currency, “n” means the most current update, upgrade, release and version issued by the applicable licensor.

(dd)                          “Software Element” means an Element identified as such in Exhibit A-3 (Element Definitions) and the Scope Models.

(ee)                            “Span” means the heading rows of the Scope Models that describe the geographic, location and Business Unit organization of the Equifax IT Infrastructure and identifies the Elements that comprise the Equifax IT Infrastructure.

(ff)                                “Spare Parts” means an inventory of Equipment parts that are currently not in use and are maintained in reserve to replace failed Equipment parts.

(gg)                          “Spares” means an inventory of Equipment, media supplies, or other materials used to provide the IT Services that are currently not in use and are maintained in reserve to replace or supplement failed Equipment, media supplies, or other materials used to provide the IT Services.  Spares includes Spare Parts.

(hh)                          “Third Party Actor” means, for purposes of this Schedule A only, with respect to the intersection of a particular Element and Process an Actor other than Equifax or IBM.  Certain Third Party Actors are identified by name in the Scope Models and others are identified by the general designation of “Third Party Actor” only.

(ii)                                  “Third Party Provider” has the meaning given in Section 2.1 (Certain Definitions) of the Agreement.

3.2                               Other Defined Terms.

Capitalized terms used but not defined in this Schedule A shall have the meanings given them elsewhere in the Agreement.

4.                                      SERVICES

4.1                               General

(a)                                  As part of the Services, IBM shall provide to and perform for Equifax the functions, responsibilities, tasks and activities for which IBM is identified as the responsible Actor in the Scope Models and as otherwise set forth in Section 3 (The Services) of the Agreement.  Identification of IBM as the relevant Actor with respect to the intersection of Elements and Processes in the Scope Models means that IBM has responsibility for performing, or causing to be performed, such Processes (including the functions, tasks and activities defined therein) with respect to such Elements.  As part of such responsibility IBM shall perform the associated sub-Processes and activities identified in Exhibit A-2 (Process Definitions) that are required or relevant under the circumstances and as provided in Section 3.1(c) of the Agreement.

(b)                                 As a designated Actor, IBM shall proactively interact and coordinate with other Actors (including Third Party Actors and Equifax) responsible for related Elements and/or Processes as needed to drive the IBM Processes to completion and integrate the IBM Processes with the activities of such other Actors, which includes performing those functions, responsibilities, tasks and activities for which IBM is identified as the responsible party in applicable Interaction Model(s).  For example, IBM is the designated Actor for the * Processes for the * Applications Servers Elements.  Accordingly, IBM shall interact and coordinate with Equifax as the designated Actor for the * Maintenance Processes for * Application Software Elements running on * Servers.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(c)                                  If IBM is the designated Actor for a Process-Element intersection for which there is a Third Party Provider, IBM shall be responsible for proactively managing the Third Party Provider’s performance.

(d)                                 IBM’s obligation as the designated Actor to execute the Processes with respect to * Provided Elements is subject IBM’s ability to obtain access and/or consent from the *.

(e)                                  IBM shall provide the Services starting on the Commencement Date unless specified otherwise in the Schedule I (*).  IBM will commence providing Services so designated in accordance with the timescales set out in Schedule I (*).

(f)                                    Except as otherwise specified, references to time in this Schedule A shall be in local time for each location.  References to Equifax shall be deemed to include Authorized Users.

(g)                                 The Parties agree that references to specific resources in this Schedule A shall include any successor or replacement resources.

4.2                               Equifax Retained Functions.

(a)                                  As part of the Equifax Retained Functions, Equifax shall perform those functions, responsibilities, tasks and activities for which Equifax is identified as the responsible Actor in the Scope Models and Section 4.2(b) below.  Identification of Equifax as the relevant Actor with respect to the intersection of Elements and Processes in the Scope Models means that, as part of Equifax Retained Functions, Equifax has responsibility for either performing such Processes (including the functions, tasks and activities defined therein) with respect to such Elements or causing such Processes (including the functions, tasks and activities defined therein) to be performed with respect to such Elements.

(b)                                 Although IBM is designated as the * IT Management Actor, Equifax shall have ultimate responsibility for the business relationship between Equifax and its *. Accordingly, Equifax shall assist IBM to resolve * issues escalated by IBM as the * IT Management Actor (including issues relating to * commitments for the implementation of new services, or changes to existing services, provided to such * by Equifax).

(c)                                  At IBM’s request Equifax will designate to IBM a single point of contact or contacts at Equifax Service Locations where there are no IBM on-site support personnel to occasionally assist IBM during Business Hours with the support of Equipment located at such Site by performing simple manual functions such as starting and restarting the Equipment; provided, however, that Equifax shall not be obligated to provided IBM with contacts that have any technical skills or experience.  For the avoidance of doubt nothing herein shall relieve IBM of its obligation to perform the Service or meet the Service Levels, including with respect to Incident and Problem Management.

4.3                               Locations.

(a)                                  The Scope Models identify in the Spans a number of different location types at which the Services will be performed or received.  The locations at which the Services will be provided  (the “Services Locations”) as of the Commencement Date are set forth in Exhibit A-5.  As of the Commencement Date the types of Services Locations consist of primary Equifax locations (those identified by city name in the Scope Models), Equifax remote locations, * and * locations and third party service provider locations.  The Parties acknowledge and agree that although the Services (i.e., Actors, Processes and Elements) may be the same at different types of Service Locations, the manner in which the Services are performed may differ.  IBM shall perform the Services at each location in accordance with the Procedures Manual, which will

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

identify differences in the manner in which the Services are performed at different Services Locations.

(b)                                 Notwithstanding Section 5.1(a)(ii) of Schedule C (Charges), the Services in the US Country Location include * monitoring and management from the * of certain * and in * regardless of the fact that such * do not terminate in the US.

4.4                               Equipment Refresh.

(a)                                  In the case of any Equipment Element for which the Financial Responsibilities Matrix designates IBM as the Actor having financial responsibility for “Pay for *,” IBM shall be required to refresh each instance of such Equipment Element no less frequently than the Refresh Cycle specified for such Equipment Element in Attachment A-3, if the Refresh Cycle is specified.  Notwithstanding the foregoing, where Schedule I (*) indicates that IBM will refresh certain Equipment as part of the * or *, Schedule I shall govern the timeframes within which IBM will conduct the initial refresh of such Hardware.

(b)                                 In the case of any Equipment Element for which the Financial Responsibilities Matrix designates Equifax as the Actor having financial responsibility for “Pay for *,” if Attachment A-3 specifies a Refresh Cycle for such Element, that cycle shall be the presumptive frequency at which Equifax is expected to pay for the replacement Equipment required for the designated Scope Model Actor to refresh such Equipment Element.  Equifax will not be * to * such Equipment as frequently as specified in Attachment A-3.  However, if IBM determines that Equifax’s * to comply with the presumptive Refresh Cycle for any such Equipment Element(s) is * IBM’s ability to perform the Services in accordance with the Agreement, IBM may request that Equifax * the affected Equipment Elements.  If Equifax does not agree to any such request by IBM, then IBM * responsible for * Service Level Default if, and * to the extent, such Default is directly attributable to Equifax’s * of IBM’s request.

4.5                               Software Currency.

If Attachment A-3 specifies the Software Currency for a licensed Software Element, the stated currency level shall be the presumptive level of Software Currency at which such Software is expected to be kept during the Term.  However, since the practicality, and desirability to Equifax, of keeping Software at its presumptive level of currency may depend on the capabilities and capacity of the Equipment on which such Software runs and the release/version level of other Applications Software and Systems Software with which such Software interoperates or interacts, the Parties must agree on the plan and schedule for making currency-related changes to such Software notwithstanding that Attachment A-3 has specified the Software Currency for such Software.

4.6                               Ongoing and New Projects.

Subject to Schedules C (Charges) and N (Projects), and except as mutually agreed upon by the Parties in writing, IBM shall complete and manage the in projects in progress by Equifax as of the Commencement Date according to objectives, goals and anticipated capacity changes (including potential Resource Unit volume changes) associated with each of such projects.  The projects that exist as of the Commencement Date include those identified in Exhibits N-1 through N-5.  Equifax may add new projects and Projects from time-to-time during the Term in accordance with Schedule N.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

5.                                      CHANGES TO SCOPE MODELS, PROCESSES, ELEMENTS AND ACTORS.

The Parties shall maintain the Scope Models, Processes, Elements and designated Actors to reflect changes to the IT Environment as follows:

5.1                               Annual Review.

(a)                                  The Scope Models, Processes, Elements and designated Actors will be reviewed annually by Equifax and IBM to determine whether any additional changes, beyond the changes made pursuant to Section 5.2, should be made to reflect changes in the IT Environment.  To the extent possible, the Parties will perform this review in coordination with the annual Service Level review set out in Schedule B (Service Levels) and the annual contract update process set out in Section 8.1 (Annual Updating of Schedules to the Agreement) of the Agreement.  Changes to be considered in this review include:

(i)                                     Changes to the Actors and/or the responsibilities of the Actors identified in the Scope Models;

(ii)                                  Additions, deletions and other modifications to the Spans, including to reflect changes in locations and the composition of Elements;

(iii)                               Additions and deletions of, and modifications to, the Element definitions and Attributes set forth in Attachment A-3; provided, however, that the Element definitions (but not attributes) as of the Commencement date reflect industry standard definitions that are not intended to be modified unless necessary to capture service delivery requirements that cannot be addressed through the Procedures Manual or other means;

(iv)                              Additions and deletions of, and modifications to, Process definitions set forth in Attachment A-2; provided, however, that the Process definitions as of the Commencement date are intended to reflect industry standard best practices and are not intended to be modified unless necessary to capture service delivery requirements that cannot be addressed through the Procedures Manual or other means; and

(v)                                 Additions and deletions of, and modifications to, the Interaction Models and the development of new Interaction Models, whether or not needed to reflect changes, including as set forth in Section 6 below.

(b)                                 Changes made pursuant to this review process shall be subject to Section 6.4 (Change Management Process) of the Agreement.  In such circumstance, changes to Schedules E (Equipment), F (Software) and G (Third Party Agreements) shall be made in accordance with Section 17.2 (Entire Agreement, Updates, Amendments and Modifications) of the Agreement and Section 10.1 (Prices and Charges for New Services) of Schedule C (Charges), as applicable.

5.2                               Scope Model Modifications.

(a)                                  Subject to Section 6.4 (Change Management Process) of the Agreement, and, where applicable, to Sections 8.1 (Annual Updating of Schedules to the Agreement) and 17.2 (Entire Agreement, Updates, Amendments and Modifications) of the Agreement and Sections 10.1 (Prices and Charges for New Services) and 10.2 (Termination and Services Transfer Charges) of Schedule C (Charges), Equifax may modify the Scope Models by (i) adding or deleting Elements (including the addition of new Elements to Exhibit A-3 (Element Definitions), or (ii) changing the designated Actors, upon at least thirty (30) days’ advance written notice to IBM.

(b)                                 The addition of more instances of a particular Element at a location or location type shall not require any modification of the Scope Models but shall be subject to Section 6.4 (Change Management Process) of the Agreement.  In such circumstance, changes to

Schedules E (Equipment), F (Software) and G (Third Party Agreements) shall be made in accordance with Sections 8.1 (Annual Updating of Schedules to the Agreement) and 17.2 (Entire Agreement, Updates, Amendments and Modifications) of the Agreement and Section 10.1 (Prices and Charges for New Services) of Schedule C (Charges), as applicable.

5.3                               New Services.

The Parties shall determine whether a change to the Scope Models, Elements, Processes or designated Actors is a New Service pursuant to Section 10.1 (Prices and Charges for New Services)  of Schedule C (Charges).

6.                                      INTERACTION MODELS

The Parties have developed a number of models describing how the Parties will interact with each other and other Actors in certain areas of activity under the Agreement that are expected to involve significant interactions between the Parties.  The Interaction Models the Parties have developed and agreed to as of the Commencement Date are attached in Exhibit A-4 (Interaction Models).  By mutual written agreement of the Parties’ Global Project Executives, the Parties may modify the attached Interaction Models or develop additional Interaction Models without requiring amendment of the Agreement.

EXHIBIT A-1

SCOPE MODELS

[Attached]

A-1-1

EXHIBIT A-2

PROCESS DEFINITIONS

IT Value Chain		IM	Description
1	RELATE
1.1	Relationship Management
1.1.1	Internal Customer IT Management

The purpose of the “Internal Customer IT Management” process is to coordinate with Internal Customer End Users and Business Units regarding the IT Environment, including, as necessary, producing IT-related business missions, objectives and concepts that can be refined and analyzed as part of the design of a solution.

The Internal Customer IT Management process includes the following activities:

			1	Coordinating IT-related activities with Business Units and Internal Customer End Users;
			2	Advising Business Units regarding potential opportunities to create value using the IT Environment, including coordinating Internal Customer communications regarding system enhancements; and
3

Working with Business Units and Internal Customer End Users to identify and specify high level IT-related business missions, objectives and concepts, including by obtaining the input and guidance of other Actors.

1.1.2	External Customer IT Management

The purpose of the “External Customer IT Management” process is to coordinate and manage (including interacting with Equifax’s external sales function and business partners) the IT activities necessary to support Equifax’s business relationships with its External Customers (i.e., sales support), including, as necessary, producing IT -related business missions, objectives and concepts that can be refined and analyzed as part of the design of a solution.

The External Customer IT Management process includes the following activities:

1

Coordinating and project managing IT activities with External Customers, including through the use of business systems analysts (“BSAs”) that are knowledgeable regarding the IT Infrastructure, Equifax Businesses and External Customers;

			2	Delivering to External Customers new IT Services and changes to existing IT Services, including:
			(a)	providing product and services marketing and training materials and performing technical consulting;
			(b)	coordinate the implementation of data network solutions and connectivity;
(c)

assisting External Customers in establishing access to Equifax products, data and services, including for example for System-to-System customers, assisting with the set up of new network connections, providing and consulting on application technical specifications and interface requirements, auditing customer coding and troubleshooting application and network error messages;

			(d)	supporting disaster recovery planning and testing;
			(e)	providing application consulting for new or existing issues, such as:

A-2-1

IT Value Chain	IM	Description
			(1)	changes to be made by External Customers to maintain compatibility to the IT Environment in response to legislation changes;
			(2)	new product testing and roll-out;
			(3)	System-to-System release participation;
			(4)	pTest – score validations/updates;
			(5)	building databases; and
			(6)	building test files;
		(f)	assisting with new and existing network issues, such as:
			(1)	discovery;
			(2)	gather business/technical requirements;
			(3)	network investigations;
			(4)	design review;
			(5)	circuit order and approval;
			(6)	end-to-end testing;
			(7)	application testing;
			(8)	complete project documentation and follow-up;
			(9)	LU additions/deletions; and
			(10)	de-installs; and
		(g)	causing the completion and return to Equifax of appropriate documentation by the External Customer Loan and Custody Agreements where Equifax is providing Equipment;
		3	Working with External Customers on a day to day basis to resolve issues related to the IT Environment, including:
(a)

providing a single point of contact for External Customers inquiries and support (both Equifax and third party), including coordinating directly with third party providers to identify problem and obtain solutions;

		(b)	trouble shooting End User and technical problems (both network and applications), including in support of development and test environments;
		(c)	creating customer friendly root cause analysis reports; and
		(d)	escalating External Customer issues as necessary to Equifax IT senior leadership and/or sales function;
		4	Working with External Customers to identify and specify IT business objectives, missions and concepts; and
		5	Performing quality assurance, training, customer communication and documentation functions in support of the foregoing, including:
		(a)	coordinating with Equifax marketing external communications (to External Customers, suppliers and Equifax sales) regarding field releases related to new products and system enhancements;

A-2-2

IT Value Chain		IM	Description
			(b)	development and distribution of External Customer “Welcome Packages” and other services documentation;
			(c)	Working with Equifax and third party providers to maintain adequate level of training for BSAs;
			(d)	coordinating customer satisfaction surveys completed by third party, including determining that proper samples are taken and reviewing results with Equifax IT senior leadership and sales function;
			(e)	maintaining External Customer disaster recovery and business continuity plans Equifax is required to support; and
			(f)	creating and maintaining up to date system manuals and managing Equifax websites used to distribute manuals to External Customers.
1.1.3	Relationship Management Technical Support

The purpose of the “Relationship Management Technical Support” process is to provide technical input into and support for the Internal Customer IT Management and External Customer IT Management processes.

The Relationship Management Technical Support process includes the following activities:

			1	Working with Business Units, BSAs and External Customers to identify and specify high level IT-related business missions, objectives and concepts;
2

Providing technical input and guidance regarding new business opportunities that may affect the IT Environment, including general guidance on technical solutions in the pre-Business Requirements phase and generating related sourcing and price information;

			3	Attending periodic Business Unit management meetings to provide IT support and feedback on systems plans and status; and
			4	Providing technical input and guidance into the development of Equifax responses to requests for proposals and the like.
2	DEVELOP
2.1	Requirements
2.1.1	Business Requirements Development

The purpose of the “Business Requirements Development” process is to identify, develop and document business requirements of Equifax, including inputs and outputs and schedule requirements and the identification of actors providing inputs to or receiving outputs from the requirements (“Business Requirements”).

The Business Requirements Development process includes the following activities:

			1	Identifying and documenting business stakeholder needs, expectations and constraints;
			2	Identifying and documenting business drivers and business interfaces (both internal and external);
			3	Identifying and documenting schedule and business case requirements;
			4	Transforming stakeholder needs, expectations, constraints, and interfaces into business requirements;

A-2-3

IT Value Chain		IM	Description
			5	Defining constraints for verification and validation; and
			6	Providing business requirements to the Implementation Requirements process.
2.1.2	Implementation Requirements Development

The purpose of the “Implementation Requirements Development” process is to analyze the Business Requirements and refine them to a sufficient level of technical and functional detail that a solution can be developed (“Implementation Requirements”).

The Implementation Requirements Development process includes the following activities:

			1	Establishing and maintaining operational concepts and associated scenarios, including:
			(a)	Developing operational concepts and associated scenarios that include functionality, performance, operations, maintenance, support and disposal, as appropriate;
			(b)	Defining the environment that the solution will operate in, including boundaries and constraints;
			(c)	Reviewing operational concepts and scenarios (including with the Business Requirements Actors) to refine the Business Requirements and discover additional Implementation Requirements; and
(d)

Developing detailed operational concepts, as the solution and solution components are selected, that define the interaction of the solution, End User and the environment, and that satisfies the functionality, performance, operational, maintenance, support and disposal needs;

			2	Establishing and maintaining a definition of required functionality, including:
			(a)	Analyzing and quantifying functionality required by End Users;
			(b)	Analyzing requirements to identify logical or functional partitions (e.g., subfunctions);
			(c)	Partitioning requirements into groups, based on established criteria, to facilitate and focus the requirements analysis;
			(d)	Allocating Business Requirements to functional partitions, objects, people, or support elements to facilitate the synthesis of solutions; and
			(e)	Allocating functional and performance requirements to functions and subfunctions;
			3	As required, establishing technical solution and solution-component requirements based upon Business Requirements, including:
			(a)	Developing requirements in technical terms necessary for solution and solution-component design;
			(b)	Deriving requirements that result from design decisions; and
			(c)	Establishing relationships between requirements for consideration during change management and requirements allocation;
			4	Identifying interface requirements, including:

A-2-4

IT Value Chain		IM	Description
			(a)	Identifying interfaces both internal and external to the solution; and
			(b)	Developing the requirements for the identified interfaces;
			5	Allocating requirements for each solution component, including:
			(a)	Allocating requirements to functions and to solution components; and
			(b)	Allocating design constraints to solution components; and
			6	Identifying key requirements that have a strong influence on cost;
			7	Identifying key requirements that have a strong influence on schedule and timing;
			8	Identifying key requirements that have a strong influence on functionality or performance;
			9	Identifying key requirements that have a strong influence on risk;
			10	Analyzing Implementation Requirements to confirm that they are necessary and sufficient and balance stakeholder needs and constraints;
			11	Validating Implementation Requirements to confirm that the resulting solution will perform as intended in the user’s environment;
			12	Reviewing, elaborating and refining Implementation Requirements and proposed solutions and requirements, as applicable; and
			13	Performing a risk analysis for the development, implementation, operation and disposal of the solution.
2.1.3	Solution Development

The purpose of the “Solution Development” process is to design an IT solution that satisfies the Business and Implementation Requirements.

The Solution Development process includes the following activities:

			1	Designing a solution that complies with relevant organizational architectures, policies and standards and that will satisfy the Business and Implementation Requirements;
			2	Identifying the activities necessary to develop the solution;
			3	Identifying the ongoing maintenance and support requirements of the solution;
			4	Identifying any interactivity dependencies;
			5	Obtaining stakeholder buy-in for the solution design (including through Equifax where the Solution Development Actor is other than Equifax); and
			6	Interfacing with Solution Approval process.
2.1.4	Time and Resources Estimation

The purpose of the “Time and Resources Estimation” process is to perform those activities necessary to estimate the time and resources required to develop, implement, operate and dispose of the solution.

A-2-5

IT Value Chain		IM	Description
The “Time and Resources Estimation” process includes the following activities:
			1	Identifying the resources required to perform the development, maintenance and support activities for the solution;
			2	Estimating the amount of time necessary to complete the individual activities necessary to perform the development, maintenance and support activities for the solution; and
			3	Obtaining stakeholder buy-in for the time and resources estimates (through Equifax where the Solution Development Actor is other than Equifax).
2.1.5	Solution Approval

The purpose of the “Solution Approval” process is to perform those activities necessary to evaluate the design of the solution and time and resource estimates.

The Solution Approval process includes the following activities:

			1	Confirming that the Implementation Requirements are necessary and sufficient and balance stakeholder needs and constraints;
			2	Confirming that the time and resources estimates satisfy the business case and are otherwise reasonable;
			3	Confirming that the costs and benefits of the solution meet Equifax’s hurdles for investment approval;
			4	Confirming that the risk analysis is reasonable and is in line with organizational standards;
			5	Confirming that the solution will satisfy the Business Requirements;
			6	Confirming that the solution will comply with relevant organizational architectures, policies and standards; and
			7	Interface with Solution Development process.
2.2	Enterprise IT Architecture
2.2.1	Enterprise IT Architecture Development

The purpose of the “Enterprise IT Architecture Development” process is to design the underlying IT framework of a business, which defines and describes the platform required by Equifax to attain its objectives and achieve its business vision.

The Enterprise IT Architecture Development process includes the following activities:

			1	Defining guiding principles, high level objectives and scope of architecture development;
			2	Identifying stakeholders;
			3	Identifying, documenting and assessing:
			(a)	Internal business requirements, drivers and mandates; and
			(b)	External business requirements, drivers and mandates (including regulatory and other compliance mandates (e.g., industry, confederation , third party, etc.));
			4	Identifying high-level alternative approaches;

A-2-6

IT Value Chain		IM	Description
			5		Defining architecture deliverables for Domain Architectures, including:
				(a)	Architecture level deliverables (e.g., vision statement, best practices);
				(b)	Conceptual level deliverables (e.g., conceptual models, high-level event process models, event-process matrices);
				(c)	Solution level deliverables (e.g., logical models, detailed event process models); and
				(d)	Implementation level deliverables (e.g., detailed designs);
			6		Managing the Domain Architecture development process by:
				(a)	Defining Enterprise IT Architecture deliverables for Domain Architecture development teams;
				(b)	Establishing timelines;
				(c)	Instructing actors with regard to deliverable contents, timing and quality expectations; and
				(d)	Measuring performance of Domain Architecture development teams; and
			7		Completing the Enterprise IT Architecture deliverables.
2.2.2	Domain Architecture Approval

The purpose of the “Domain Architecture Approval” process is to perform the activities necessary to evaluate and approve each Domain Architecture.

The Domain Architecture Approval process includes the following activities:

			1		Confirming that the Domain Architecture deliverables will satisfy the requirements, drivers and mandates identified by the Enterprise IT Architecture; and
			2		Confirming that the Domain Architecture does not conflict with other Domain Architectures;
			3		Approving the Domain Architecture; and
			4		Providing the Domain Architecture to the relevant Engineering process.
2.2.3	Enterprise IT Architecture Approval

The purpose of the “Enterprise IT Architecture Approval” process is to perform the activities necessary to evaluate and approve the Enterprise IT Architecture.

The Enterprise IT Architecture Approval process includes the following activities:

			1		Confirming that the requirements, drivers and mandates are necessary and sufficient and balance stakeholder needs and constraints;
			2		Confirming that the Enterprise IT Architecture will satisfy the requirements, drivers and mandates; and
			3		Obtaining the approval of the “Chief” level (e.g., CIO) or other authority within Equifax designated to approve the Enterprise IT Architecture.

A-2-7

IT Value Chain		IM	Description
2.3	Domain Architecture

“Domain Architecture” means the IT domain-specific architectures that form part of the Enterprise IT Architecture.  The Domain Architectures consist of Information Architecture, Application Architecture, Technology Architecture, and Security Architecture.

2.3.1	Information Architecture Development

The purpose of the “Information Architecture Development” process is to develop data models and databases that serve the participants in Equifax’s business environment, and the strategies, standards and policies required to develop and implement them, which will enable Equifax to develop a common, shared, distributed, accurate and consistent data resource, (the “Information Architecture”).

The Information Architecture Development process includes the following activities:

			1		Developing high level alternatives that comply with the Enterprise IT Architecture and selecting from among the alternatives, including by:
				(a)	Identifying benefits, and potential risks and mitigating responses, for each alternative;
				(b)	Documenting the rationale for using each alternative; and
				(c)	Selecting the best alternative based on the foregoing.
			2		Based on the alternative selected, completing the Information Architecture deliverables defined by Enterprise IT Architecture, which may include:
				(a)	Architecture level deliverables (e.g., vision statement, best practices);
				(b)	Conceptual level deliverables (e.g., conceptual data models, high-level use cases, high-level event process models, data entity-process matrices);
				(c)	Solution level deliverables (e.g., logical data model, detailed event process models, package evaluation criteria, data attribute-process matrix); and
				(d)	Implementation level deliverables (e.g., database design, presentation layer design, designed application modules).
2.3.2	Application Architecture Development

The purpose of the “Application Architecture Development” process is to design the data and business process models to reflect applications, which will: (a) simplify and facilitate the work activities of the business processes and provide automated procedures; (b) specify the management of information storage and retrieval required to accommodate Equifax objectives; and (c) address location considerations and how information is utilized, (the “Application Architecture”).

The Application Architecture Development process includes the following activities:

			1		Developing high level alternatives that comply with the Enterprise IT Architecture and selecting from among the alternatives, including by:
				(a)	Identifying benefits, and potential risks and mitigating responses, for each alternative;
				(b)	Documenting the rationale for using each alternative; and
				(c)	Selecting the best alternative based on the foregoing.

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			2		Based on the alternative selected, completing the Application Architecture deliverables defined by Enterprise IT Architecture, which may include:
				(a)	Architecture level deliverables (e.g., vision statement, best practices);
				(b)	Conceptual level deliverables (e.g., high-level application - major business process diagrams, high-level event process models);
				(c)	Solution level deliverables (e.g., application system evaluation matrix, middleware design diagrams and solution requirements, detailed event process models); and
				(d)	Implementation level deliverables (e.g., distributed systems diagram, application - server mapping diagram).
2.3.3	Technology Architecture Development

The purpose of the “Technology Architecture Development” process is to design the interoperable technology platforms that will link the Information Architecture and the Application Architecture and meet the needs of the various user roles at identified work locations (the “Technology Architecture”).

The Technology Architecture Development process includes the following activities:

			1		Developing high level alternatives that comply with the Enterprise IT Architecture and selecting from among the alternatives, including by:
				(a)	Identifying benefits, and potential risks and mitigating responses, for each alternative;
				(b)	Documenting the rationale for using each alternative; and
				(c)	Selecting the best alternative based on the foregoing.
			2		Based on the alternative selected, completing the Technology Architecture deliverables defined by Enterprise IT Architecture, which may include:
				(a)	Architecture level deliverables (e.g., vision statement, best practices);
				(b)	Conceptual level deliverables (e.g., high-level technology - major business process diagrams, high-level technology - application models);
				(c)	Solution level deliverables (e.g., system technology evaluation matrix, network topology diagram); and
				(d)	Implementation level deliverables (e.g., client location map, server location map, object expected/maximum volume requirements).
2.3.4	Security Architecture Development

The purpose of the “Security Architecture Development” process is to develop a plan and set of principles that describe: (a) the security services that a system is required to provide to meet the needs of its users; (b) the system elements required to implement the services; and (c) the performance levels required in the elements to deal with the threat environment, (the “Security Architecture”).

The Security Architecture Development process includes the following activities, as applicable:

			1		Receiving the Security Policy;

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			2		Developing high level alternatives that comply with the Enterprise IT Architecture and selecting from among the alternatives, including by:
				(a)	Identifying benefits, and potential risks and mitigating responses, for each alternative;
				(b)	Documenting the rationale for using each alternative; and
				(c)	Selecting the best alternative based on the foregoing.
			3		Based on the alternative selected, completing Security Architecture deliverables identified by Enterprise IT Architecture, which may include:
				(a)	Architecture level deliverables;
				(b)	Conceptual level deliverables;
				(c)	Solution level deliverables; and
				(d)	Implementation level deliverables.
2.4	Standards	X
2.4.1	Standards Policies Establishment	X

The purpose of the “Standards Policies Establishment” process is to develop, document and maintain policies (meaning guiding principles) for the development of standards.

The Standards Policies Establishment process includes the following activities:

		X	1		Identifying and developing standards policies. Standards policies may include polices with respect to:
				(a)	systems and facilities access;
				(b)	technology (equipment, software and telecommunications);
				(c)	information;
				(d)	data;
				(e)	email and groupware;
				(f)	environmental requirements;
				(g)	security (including through the Security Policy Development Process);
				(h)	procurement;
				(i)	planning;
				(j)	project methodology; and
				(k)	quality.
		*	2		Establishing timelines for standards development, review and maintenance;

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		*	3	Instructing standards development actors with respect to standards content, timing and quality expectations; and
		*	4	Identifying and establishing policies for measuring compliance with standards.
2.4.2	Standards Development	*

The purpose of the “Standards Development” process is to develop, document and maintain standards (meaning concrete technical specifications, practices and procedures) to implement the policies identified in Section 2.4.1

The Standards Development process includes the following activities:

		*	1	Developing, documenting and maintaining standards that will apply to the configuration or selection of the element;
		*	2	Developing, documenting and maintaining standards that will apply to the acquisition or procurement of the element;
		*	3	Developing, documenting and maintaining standards that will apply to the development of applications, data sets, databases and interfaces;
		*	4	Developing, documenting and maintaining standards that will apply to the operation of the element; and
		*	5	Developing, documenting and maintaining standards that will apply to the retirement or disposal of the element;
		*	6	Developing, documenting and maintaining standards that will apply to documentation, reporting and communications;
		*	7	Developing, documenting and maintaining standards that will apply to security.
2.4.3	Standards Approval	*

The purpose of the “Standards Approval” process is to perform activities necessary to evaluate and approve the standards (initially developed or updated).

The Standards Approval process includes the following activities:

		*	1	Confirming that the standard complies with the requirements of the Enterprise IT Architecture;
		*	2	Confirming that the standard complies with the requirements of the relevant Domain Architecture;
		*	3	Confirming that the standard complies with the policies established in Standards Policies Establishment; and
		X	4	Confirming that the standard does not create operational or technical conflicts with the requirements of any other previously approved standard.
2.4.4	Standards Publication	*

The purpose of the “Standards Publication” process is to disseminate approved standards to relevant personnel via appropriate mechanisms.

The Standards Publication process includes the following activities:

		*	1	Collecting approved standards;
		*	2	Editing approved standards for consistent format and content;
		*	3	Identifying the appropriate recipients for standards;

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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		*	4		Identifying appropriate mechanisms for distributing standards (e.g., letter, e-mail, update to web page, update to employee handbook, update to Procedures Manual);
		*	5		Implementing the selected distribution mechanisms; and
		*	6		Reflecting approved changes by updating previously published standards.
2.5	Infrastructure Engineering
2.5.1	Platform Engineering

The purpose of the “Platform Engineering” process is to design, develop and manage the various technology platforms in use as part of Equifax’s business operations.

The Platform Engineering process includes the following activities:

			1		Evaluating and specifying platform equipment;
			2		Evaluating and specifying platform software (including O/S, NOS, data communications tools, systems management tools and data management systems);
			3		Performing optimal matching of requirements for IT Services with the equipment, software and services available in the marketplace;
			4		Testing the standard software configuration and the standard hardware configurations for incompatibilities with each other;
			5		Testing the standard software configuration for disabling codes and other similar items, to the extent possible;
			6		Testing manufacturer’s in-model revisions to distributed Equipment to confirm proper operation with Applications;
			7		Evaluating and recommending solutions to the Requirements and/or Governance process for platform performance;
			8		Tuning and optimizing platform performance;
			9		Evaluating, recommending solutions to the Requirements and/or Governance process for and performing economic optimization, including device placement and consolidation;
			10		Testing to verify the successful inclusion of availability mechanisms (e.g. redundancy, failover, disaster recovery planning);
			11		Creating standard implementations, including:
				(a)	Specifying the implementation;
				(b)	Designing the implementation;
				(c)	Developing the implementation;
				(d)	Testing the implementation; and
				(e)	Pre-release staging the implementation;

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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		12	Creating remote connectivity capabilities, including:
		(a)	Specifying remote connectivity capabilities;
		(b)	Designing remote connectivity capabilities;
		(c)	Developing remote connectivity capabilities;
		(d)	Testing remote connectivity capabilities; and
		(e)	Pre-release staging remote connectivity capabilities;
		13	Specifying the equipment, environmental requirements (e.g., power, HVAC) and services required for the construction and operation of the environment;
		14	Performing the modification or introduction of systems management program products by:
		(a)	Configuring such products;
		(b)	Implementing upgrades to or new releases of such products;
		(c)	Testing such products to confirm that they comply with the relevant standards and requirements;
		(d)	Preparing and updating documentation related to such products; and
		(e)	Pre-release staging of such products;
15

Performing the introduction of new types of Equipment (e.g. new Equipment models and Equipment whose component parts have been modified or reconfigured) and new Software (including new releases and version updates to existing releases) by:

		(a)	Configuring such Equipment;
		(b)	Certifying that such Equipment complies with the relevant standards and requirements; and
		(c)	Pre-release staging of such Equipment.;
		16	Performing physical database administration, including:
		(a)	Specifying recovery procedures for databases associated with each Application;
		(b)	Analyzing database activity;
		(c)	Performing database maintenance activities including performance tuning, space management, index analysis, and partitioning;
		17	Evaluating, recommending, deploying and supporting new tools and technology solutions related to the Equipment as necessary to meet business requirements;
		18	Providing a solution that keeps data assets accessible recoverable and conforms to security standards;
		19	Providing input to and assisting with the Standards Development process and applying approved standards in the

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specification of the IT Environment; and
			20		Performing a forward-looking assessment of relevant emerging platform technology to assess its applicability and potential benefit.
2.5.2	Network Engineering

The purpose of the “Network Engineering” process is to design and operate the communications devices used by Equifax’s business operations.

The Network Engineering process includes the following activities:

			1		Evaluating and optimizing network performance;
			2		Evaluating, recommending solutions to the Requirements and/or Governance process for and optimizing network resilience;
			3		Recommending solutions to the Requirements and/or Governance process for optimizing the economics of the network;
			4		Designing and specifying type/quality of service schemes;
5

Managing network addresses for physical and logical networks, developing specifications for the implementation of address provisioning, resolution and translation implementations and coordinating with other interconnected and third party networks;

			6		Specifying the devices, facilities and services required for the design, construction and operation of the network;
			7		Creating logical network connections, including:
				(a)	Specifying the connections;
				(b)	Designing the connections;
				(c)	Developing the connections;
				(d)	Documenting the connections; and
				(e)	Pre-release staging of the connections;
			8		Providing telecommunications resources so that they are available in appropriate size, speed and number to meet actual and forecasted business demand;
			9		Performing the modification or introduction of network and security devices by:
				(a)	Configuring such devices;
				(b)	Implementing upgrades to or new releases of such devices;
				(c)	Testing such devices to confirm that they comply with the relevant standards and requirements;
				(d)	Preparing and updating documentation related to such devices; and

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			(e)	Pre-release staging of such devices;
10

Creating and maintaining an electronic record, with reporting capabilities, describing the physical and logical topology of the Network and security mechanisms with adequate detail as needed to perform IT Services related to the Network;

			11	Providing input to and assisting with the standards activities applying relevant standards in the specification of the IT Environment; and
			12	Designing and implementing solutions required to meet requirements for protocol conversion and translation.
2.5.3	Process Engineering

The purpose of the “Process Engineering” process is to perform those activities necessary to maintain the underlying IT work processes and how they interface with other business processes, with an objective of implementing industry best practices.

The Process Engineering process includes the following activities:

			1	Identifying the applicable process objectives (e.g., * output speed, quality improvement, etc.);
			2	Documenting, measuring and evaluating the existing processes;
			3	Identifying business processes dependencies;
			4	Identifying technology and other changes that require the design of new process;
			5	Identifying technology and other enablers that can enhance the processes;
			6	Designing new processes to produce the desired objectives;
			7	Documenting the new processes, including by developing process maps, textual write-ups, etc.;
			8	Prototyping or testing the new processes before wide-scale release;
			9	Developing the resource requirements and functional roles of the personnel to perform the processes;
			10	Designing the organizational changes necessary to achieve the desired outcome;
			11	Testing and revising as necessary new processes and changes to existing processes;
			12	Enhancing processing capabilities and efficiencies through system tuning and other run-time improvements;
			13	Specifying the technology and/or other enabler requirements for new processes;
			14	Performing a risk assessment of the process, organizational, technological or other changes associated with new processes; and
			15	Interacting with other process stakeholders to create effective and efficient linkages between the process components performed by each of the individual stakeholders;
			16	Documenting the finalized processes.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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2.6	Software Engineering
2.6.1	Software Design		The purpose of the “Software Design” process is to transform requirements into complete, detailed Software system specifications. The Software Design process includes the following activities:
			1		Identifying the operational concept, scenarios, and design environment;
			2		Developing detailed alternative solutions and selection criteria (e.g., price, technical performance, complexity, risk), including by:
				(a)	Establishing and maintaining a process or processes for identifying solution alternatives, selection criteria, and design issues;
				(b)	Identifying for consideration a set of solution alternatives;
				(c)	Developing the criteria for selecting the best solution alternative;
				(d)	Identifying and characterizing design issues for each solution alternative;
				(e)	Identifying technologies currently in use and new technologies for competitive advantage as they relate to each solution alternative;
				(f)	Identifying potential risks and defining mitigating design features for each solution alternative;
				(g)	Obtaining a complete requirements allocation for each solution alternative;
				(h)	Documenting the rationale for using each solution alternative; and
				(i)	Developing timeline scenarios for operation and user interaction for each solution alternative;
			3		Evolving the operational concept, scenarios, and environments to describe the conditions, operating modes, and operating states specific to each solution component, including:
				(a)	Evolving the operational concepts and scenarios to an appropriate degree of detail for the solution component; and
				(b)	Evolving the operational environments for the solution components;
			4		Selecting the solution or solutions that best satisfy the selection criteria, including by:
				(a)	Evaluating each alternative solution against the selection criteria;
				(b)	Based on the evaluation of the alternatives, assessing the adequacy of the selection criteria and updating these criteria as necessary;
				(c)	Identifying and resolving issues with the alternative solutions and requirements;
				(d)	Selecting the best set of alternative solutions that satisfy the established selection criteria;
				(e)	Establishing the requirements associated with the selected set of alternatives as the set of allocated requirements to

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those solution components;
			(f)	Identifying the solution components that will be reused or acquired; and
			(g)	Establishing and maintaining the documentation of the solutions, evaluations, and rationale;
		5		Developing a design for the solution or solution component, including:
			(a)	Designing the data storage and access for the data layer;
			(b)	Designing the user interface at the presentation layer;
			(c)	Designing the business rules layer and the application logic;
			(d)	Identifying, designing and documenting interfaces associated with other solution components, including those from application to application and application to database;
			(e)	Identifying and designing interfaces associated with external applications or data sources;
			(f)	Identifying interfaces between solution components and the solution-related life-cycle processes;
			(g)	Establishing and maintaining criteria against which the design can be evaluated;
			(h)	Identifying, developing, or acquiring the design methods appropriate for the solution;
			(i)	Adhering to the applicable design standards and criteria;
			(j)	Adhering to the allocated requirements; and
			(k)	Documenting the design;
6

Establishing and maintaining a technical data package (e.g., solution architecture description, allocated requirements, solution-component descriptions, solution-related life-cycle process descriptions, key solution characteristics, interface requirements, rationale for decisions and characteristics), including:

			(a)	Determining the number of levels of design and the appropriate level of documentation for each design level;
			(b)	Basing detailed design descriptions on the allocated solution-component requirements, architecture, and higher level designs;
			(c)	Documenting the design in the technical data package;
			(d)	Documenting the rationale for significant decisions affecting *, schedule, or technical performance; and
			(e)	Revising the technical data package as necessary;
		7		Developing an application design document that identifies the steps used in the design of the application;
		8		Developing and documenting design conversion/ migration/ transition strategies;
		9		Evaluating whether the solution components should be developed, purchased, or reused based on established criteria, including:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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				(a)	Developing criteria for the reuse of solution-component designs;
				(b)	Analyzing designs to determine if solution components should be developed, reused, or purchased; and
				(c)	When purchased or non-developmental (e.g., commercial off-the-shelf, reuse) items are selected, planning for their maintenance.
			10		Specifying emergency response procedures, backup procedures, and post-disaster recovery procedures as directed by the Service Continuity Actor.
2.6.2	Software Development		The purpose of the “Software Development” process is to convert a design into a complete information system. The Software Development process includes the following activities:
			1		Implementing the Application Development process by:
(a)

Selecting, tailoring and using those standards, methods, tools, and computer programming languages that are documented, appropriate, and established by the organization for performing development activities; and

				(b)	Developing, documenting, and executing plans for the conducting the development activities;
			2		Developing the code by:
				(a)	Developing and documenting each unit of the solution;
				(b)	Developing and documenting databases associated with the solution;
				(c)	Developing and documenting test procedures for testing each unit and database;
				(d)	Updating the test requirements and the schedule for integration;
				(e)	Evaluating code to confirm internal consistency, feasibility of operation and integration, and consistency with the requirements;
				(f)	Conducting quality review of the selected solution components;
				(g)	Revising the solution component as necessary; and
(h)

Performing unit testing (e.g., statement coverage testing, branch coverage testing, predicate coverage testing, path coverage testing, boundary value testing, special value testing) of the solution component as appropriate;

			3		Developing a plan to integrate the units and components into the solution;
			4		Developing instructions for installing the solution in the target environment as designed;
			5		Developing and maintaining the end-use documentation, including:
				(a)	Reviewing the requirements, design, product, and test results to confirm that issues affecting the installation, operation, and maintenance documentation have been identified and resolved;
				(b)	Developing the installation, operation, and maintenance documentation;

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				(c)	Adhering to the applicable documentation standards;
				(d)	Developing preliminary versions of the installation, operation, and maintenance documentation in early phases of the project life cycle for review by the relevant stakeholders;
				(e)	Conducting peer reviews of the installation, operation, and maintenance documentation; and
				(f)	Revising the installation, operation, and maintenance documentation as necessary.
2.6.3	Software Integration

The purpose of the “Software Integration” process is to assemble the solution from the solution components, confirm that that solution, as integrated, functions properly, and deliver the solution.

The Software Integration process includes the following activities:

			1		Determining the solution-component integration sequence, including:
				(a)	Identifying the solution components to be integrated;
				(b)	Identifying the methods by which the definition of the interfaces between the solution components will be verified;
				(c)	Identifying alternative solution-component integration sequences;
				(d)	Selecting the optimal integration sequence; and
				(e)	Periodically reviewing the product integration sequence and revising as appropriate.
			2		Establishing and maintaining the environment required for the integration of the solution components, including:
				(a)	Identifying the requirements for the solution integration environment;
				(b)	Identifying verification criteria and procedures for the solution integration environment;
				(c)	Deciding whether to make or buy the needed solution integration environment;
				(d)	Developing an integration environment if a suitable environment cannot be acquired;
				(e)	Maintaining the solution integration environment throughout the project; and
				(f)	Disposing of those portions of the environment that are no longer useful;
			3		Establishing and maintaining procedures and criteria for integration of the solution components, including:
				(a)	Establishing and maintaining solution integration procedures for the solution components;
				(b)	Establishing and maintaining criteria for solution-component integration and evaluation; and
				(c)	Establishing and maintaining criteria for validation and delivery of the integrated solution;
			4		Reviewing interface descriptions for coverage and completeness, including:
				(a)	Reviewing interface data for completeness and confirming complete coverage of all interfaces;
				(b)	Confirming that solution components and interfaces are marked so that it is easy to make the correct connection to

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the joining solution component; and
			(c)	Periodically reviewing the adequacy of interface descriptions;
		5		Managing internal and external interface definitions, designs, and changes for solutions and solution components, including:
			(a)	Maintaining the compatibility of the interfaces throughout the life of the solution;
			(b)	Resolving conflict, noncompliance, and change issues; and
			(c)	Maintaining a repository for interface data;
6

Confirming, prior to assembly, that each component required to assemble the product has been properly identified, functions according to its description, and that the component interfaces comply with the interface description, including:

			(a)	Tracking the status of components as soon as they become available for integration;
			(b)	Delivering the components are delivered to the integration environment in accordance with the integration sequence and available procedures;
			(c)	Confirming the receipt of each component;
			(d)	Confirming that each received component meets its description; and
			(e)	Checking the configuration status against the expected configuration;
		7		Assembling components according to the integration sequence and available procedures, including:
			(a)	Confirming the readiness of the integration environment;
			(b)	Performing the assembly sequence properly; and
			(c)	Revising the product integration sequence and available procedures as appropriate;
		8		Evaluating assembled components for interface compatibility, including:
			(a)	Conducting the evaluation of assembled components following the integration sequence and available procedures; and
			(b)	Recording the evaluation results;
		9		Packaging the assembled solution or component and delivering it to the appropriate Actor, including:
			(a)	Reviewing the requirements, design, solution, verification results, and documentation so that issues affecting the packaging and delivery of the solution or component are identified and resolved;
			(b)	Packaging and delivering the assembled solution or component;
(c)

Satisfying the applicable requirements and standards (e.g., type of storage and delivery media, required documentation, copyrights, license provisions, security of the software) for packing and delivering the solution or

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component;
				(d)	Providing instructions for preparing the operational site for installation of the solution or component; and
				(e)	Delivering the solution or component and related documentation to the appropriate Actor and confirming receipt.
2.7	Software Maintenance
2.7.1	Corrective Maintenance		The purpose of the “Corrective Maintenance” process is to resolve and correct errors or invalid data in Software. The Corrective Maintenance process includes the following activities:
			1		Creating temporary “fixes” to facilitate short-term Problem resolution;
			2		Correcting Application defects with permanent fixes so that Problems do not recur;
			3		Correcting the nonconformance of an Application to its requirements or specifications;
			4		Providing specialized tools to repair contaminated data and perform data recovery and back-outs; and
			5		Testing the defect corrections.
2.7.2	Adaptive Maintenance		The purpose of the “Adaptive Maintenance” process is to perform special modifications to Software. The Adaptive Maintenance process includes the following activities:
			1		Performing modifications required for regulatory compliance purposes;
			2		Providing input to and assisting with any litigation reviews, regulatory reviews, audits, compliance assessments and data-gathering exercises;
2.7.3	Perfective Maintenance

The purpose of the “Perfective Maintenance” process is to perform Applications tuning, code restructuring, and other efforts to improve the efficiency and reliability of Software and to minimize on-going maintenance requirements.

The Perfective Maintenance process includes the following activities:

			1		Tuning Applications systems to improve operational performance and optimize computing and networking resource usage;
			2		Analyzing trends to identify potential Problems.
2.7.4	Functional Enhancements

The purpose of the “Functional Enhancements” process is to design, develop and test enhancements and customization to Software, utilizing Software Development processes and controls appropriate for such work.

2.7.5	Product Review

The purpose of the “Product Review” process is to periodically review the use and performance of Software to ascertain whether the Software is continuing to meet the ongoing needs of the business or the technical requirements of the infrastructure that it is operating within.

The Product Review process includes the following activities:

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			1		Conducting an assessment to determine if a change is required or if the Software should be retired:
			2		If the assessment concludes that a change is required, preparing a proposal that details which changes are required in the Software, including:
				(a)	The change required;
				(b)	Business need and business justification;
				(c)	Who is responsible for the change;
				(d)	The amount of effort needed to complete the change;
				(e)	The prerequisites for the change;
				(f)	When the change needs to be completed;
				(g)	Who the stakeholders are; and
				(h)	The success criterion for the change;
			3		If the Software is identified as no longer being required, preparing a retirement proposal that provides a roadmap of how the Software will be removed from service;
4

For retired Software, notifying the Change Management Actor of the need to remove from the production environment Software components, such as executables, configuration files, source code, log files, and references to the Software; and

			5		Archiving retired Software to allow retrieval of archived data in accordance with legal and regulatory requirements as directed by Equifax.
2.7.6	Logical Database Administration

The purpose of the “Logical Database Administration” process is to provide the logical database support required by the Applications Development and Maintenance processes.

The Logical Database Administration process includes the following activities:

			1		Design, implement and maintain database schema;
			2		Maintaining design consistency across databases associated with different Applications and identifying data redundancies;
			3		Designing, creating and maintaining entity relationship diagrams; and
			4		Updating existing documentation to document changes to database schemas.
2.8	Quality Assurance
2.8.1	Verification		The purpose of the “Verification” process is to confirm that a solution or solution-component meets its specified requirements.

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The Verification process includes the following activities:
1

Selecting the work products to be tested and the testing methods (e.g., path coverage testing; load, stress, and performance testing; decision-table-based testing; functional-decomposition testing; test-case reuse; acceptance tests) that will be used for each, including:

			(a)	Identifying work products for testing;
			(b)	Identifying the requirements to be satisfied by each selected work product;
			(c)	Identifying the testing methods that are available for use;
			(d)	Defining the testing methods to be used for each selected work product; and
			(e)	Submitting for integration with the project plan the identification of work products to be tested, the requirements to be satisfied, and the methods to be used;
		2		Establishing and maintaining the environment needed for testing, including:
			(a)	Identifying testing environment responsibilities;
			(b)	Establishing the test team and creating the test files/data;
			(c)	Identifying testing resources that are available for reuse and modification;
			(d)	Identifying testing equipment and tools; and
			(e)	Acquiring testing equipment and an environment;
		3		Establishing and maintaining testing procedures and criteria for the selected work products, including:
			(a)	Generating the set of comprehensive, integrated verification procedures for work products and any commercial off-the-shelf products, as necessary;
			(b)	Developing and refining the verification criteria when necessary;
			(c)	Identifying the expected results, any tolerances allowed in observation, and other criteria for satisfying the requirements; and
			(d)	Identifying the equipment and environmental components needed for verification;
		4		Preparing for peer reviews of selected work products, including:
			(a)	Determining the type of peer review (e.g., inspections, structured walkthroughs, active reviews) to be conducted;
			(b)	Defining requirements for collecting data during the peer review;
			(c)	Establishing and maintaining entry and exit criteria for the peer review;
			(d)	Establishing and maintaining criteria for requiring another peer review;
			(e)	Establishing and maintaining checklists so that the work products are reviewed consistently;

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			(f)	Developing a detailed review schedule, including the dates for any pre-review training and when materials for reviews will be available;
			(g)	Confirming that the work product satisfies the review entry criteria prior to distribution;
			(h)	Distributing the work product to be reviewed and its related information to the participants;
			(i)	Assigning roles for the review as appropriate; and
			(j)	Preparing for the review;
		5		Conducting reviews on selected work products and identifying issues resulting from the review, including:
			(a)	Performing the assigned roles in the review;
			(b)	Identifying and documenting defects and other issues in the work product;
			(c)	Recording the results of the review, including the action items;
			(d)	Collecting review data;
			(e)	Identifying action items and communicating the issues to relevant stakeholders;
			(f)	Conducting an additional review if defined criteria indicate the need; and
			(g)	Confirming that the exit criteria for the review are satisfied;
		6		Analyzing data about preparation, conduct, and results of the reviews, including:
			(a)	Recording data related to the preparation, conduct, and results of the reviews;
			(b)	Storing the data for future reference and analysis;
			(c)	Protecting the data so that review data are not used inappropriately; and
			(d)	Analyzing the review data;
		7		Performing verification on the selected work products, including:
			(a)	Performing verification of selected work products against their requirements;
			(b)	Recording the results of verification activities;
			(c)	Identifying action items resulting from verification of work products; and
			(d)	Documenting the “as-run” verification method and the deviations from the available methods and procedures discovered during its performance;
		8		Analyzing the results of verification activities and identifying corrective actions, including:
			(a)	Comparing the actual results to expected results;
			(b)	Based on the established verification criteria, identifying solutions or components that have not met their

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requirements or identifying issues with the methods, procedures, criteria, and verification environment;
				(c)	Analyzing the verification data related to defects;
				(d)	Recording results of the analysis in a report;
				(e)	Using verification results to compare actual measurements and performance to technical performance parameters;
				(f)	Providing information on how defects may be resolved (e.g., verification methods, criteria, and verification environment) and preparing a plan for such resolution; and
				(g)	Confirming that the solution satisfied the verification criteria;
2.8.2	Validation

The purpose of the “Validation” process is to demonstrate that a solution or solution-component fulfills its intended use when placed in its intended environment.

The Validation process includes the following activities:

			1		Selecting solutions or components to be validated and the validation methods that will be used for each, including:
				(a)	Identifying key principles, features, and phases for solution or component validation throughout the life of the project;
				(b)	Determining which categories of user needs (operational, maintenance, training, or support) are to be validated;
				(c)	Selecting the solution or component to be validated;
				(d)	Selecting the evaluation methods for solution or component validation; and
				(e)	Reviewing the validation selection, constraints, and methods with relevant stakeholders;
			2		Establishing and maintaining the environment needed for validation, including:
				(a)	Identifying validation environment requirements;
				(b)	Identifying internally-supplied items or components;
				(c)	Identifying reuse items;
				(d)	Identifying test equipment and tools;
				(e)	Identifying validation resources that are available for reuse and modification; and
				(f)	Planning the availability of resources in detail;
			3		Establishing and maintaining procedures and criteria for validation, including:
				(a)	Reviewing solution requirements so that issues affecting validation of the solution or component are identified and resolved;
				(b)	Documenting the environment, operational scenario, procedures, inputs, outputs, and criteria for the validation of the selected solution or component; and

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				(c)	Assessing the design as it matures in the context of the validation environment to identify validation issues;
			4		Performing validation on the selected solution or component;
			5		Analyzing the results of the validation activities and identifying issues, including:
				(a)	Comparing actual results to expected results;
(b)

Based on the established validation criteria, identifying solutions and/or components that do not perform suitably in their intended operating environments, or identifying problems with the methods, criteria, and/or environment;

				(c)	Analyzing the validation data for defects;
				(d)	Recording the results of the analysis and identifying issues;
				(e)	Using validation results to compare actual measurements and performance to intended use or operational need; and
				(f)	Confirming that the solution satisfied the validation criteria.
2.8.3	Environment Integration Testing

The purpose of the “Environment Integration Testing” process is to perform those activities necessary to confirm that a solution or solution-component will perform in the proposed environment.

The Environment Integration Testing process includes the following activities:

			1		apply the solution or solution-component to the appropriate test environment; and
			2		obtain Equifax concurrence that critical functions are still operable.
2.8.4	Acceptance

The purpose of the “Acceptance” process is to perform those activities necessary to confirm that a solution or solution-component will perform as required to meet the End User and/or Business Requirements.

The Acceptance process includes the following activities:

			1		Confirming that the solution satisfied the End User acceptance criteria;
			2		Confirming that the solution documentation is adequate for use by end users and technical users; and
			3		Confirming that the solution otherwise satisfies the applicable Business Requirements.
3	CONTACT
3.1	Service Desk
3.1.1	Receipt – Internal and External

The purpose of the “Receipt” process is to provide the primary point of contact with the IT organization for Internal and External Customers (respectively, “Receipt - Internal” and “Receipt - External”).  This process is a key driver for internal and external customer satisfaction.  The Receipt Process includes multiple channels (e.g., phone, web, email) for customer requests for information, IMACs, Incidents and Problems, maintains priorty routing of calls in accordance with priority categories established by Equifax and maintains an information link between and among internal and external customers, IT, other parts of Equifax, and third party resources.

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The Receipt process includes the following activities:
			1		Providing a facility for users of the IT Environment to:
				(a)	Report Problems, Incidents and complaints regarding the IT Environment (e.g. non-functioning equipment, system access needs, or other issues with Equipment or Software);
				(b)	Ask questions (i.e., traditional help desk queries); and
				(c)	Submit orders for new or changed IT Services and IT Infrastructure (e.g., IMACs); and
			2		Collecting from providers of IT Services information regarding resolution status and other IT Services activities that may impact users of the IT Environment;
			3		Notifying the contacting users (or their designees), either in response to a request received for update or automatically in accordance with policies and procedures, of :
				(a)	When the subject matter of the contact is to be resolved (e.g., Incident or Problem resolution time);
				(b)	The time for which an IMAC or other service request is scheduled for completion;
				(c)	The time for which a new release is planned;
				(d)	Whether a service enhancement request been accepted;
				(e)	Where to get further information on a subject;
				(f)	Information regarding IT systems’ weekend availability; and
				(g)	Information regarding planned and short-term changes to service levels; and
			4		Confirming closure of Incidents with the contacting users (or their designees).
3.1.2	Resolution		The purpose of the “Resolution” process is to resolve Problems, Incidents and questions reported by End Users. The Resolution process includes the following activities:
			1		Making an initial assessment of a request, ;
			2		Resolving the request or transferring responsibility for the resolution to the appropriate process;
			3		Coordinating internal and external second-line and third-party support groups, including scheduling and dispatching appropriate technicians;
4

Optimizing the performance of IMACs (from both a financial perspective and an End User-disruption perspective) by combining resolution efforts where possible (e.g., coordinating various IMAC Actors for related Elements to the extent possible);

			5		Managing the request life-cycle, including closure and verification; and
			6		Obtaining approval for orders submitted to the Service Desk.

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3.1.3	Service Desk Reporting

The purpose of the “Service Desk Reporting” process is to produce the reports required to provide Equifax and other Actors with relevant information regarding the operation and performance of the IT Environment.

The Service Desk Reporting process includes the following activities:

			1		Producing reports required to confirm Service Desk charges and performance with respect to the Service Levels;
			2		Producing reports, which reports will include:
				(a)	the * reports in the US in accordance with the methodology and process therefore in effect as of the Commencement Date and modified thereafter from time to time;
				(b)	applicable reports set forth in Schedule K; and
				(c)	such other reports as agreed and/or set out in the Procedures Manual;
			3		Providing ad hoc report reporting capabilities via access to a reporting database and tool;
			4		Performing communication activities for other IT processes, such as release notification and Change schedule notification; and
			5		Providing management information and recommendations for service improvement;
4	FULFILL
4.1	Acquire
4.1.1	Procurement Management

The purpose of the “Procurement Management” process is to develop, enter into (or facilitate the execution of and manage agreements entered into by Equifax as the case may be), and administer purchasing agreements (including master purchasing agreements and item-specific agreements under existing master purchasing agreements) and to use such agreements to fulfill specific acquisition requirements.

The Procurement Management process includes the following activities:

			1		Maintaining a knowledge base of the supplier community (e.g., companies, pricing, procurement issues and trends, and new services/products, etc.);
			2		Negotiating competitive pricing and purchase agreements with third party suppliers, including utilizing existing master agreements;
			3		Converting negotiated deals into contracts where an existing contract is not utilized; and
			4		Acquiring from inventory or Third Parties the Equipment, Software and related services required to perform the IT Services, which includes:
				(a)	Receiving orders for Equipment and Software from the Service Desk or other appropriate organization;
				(b)	Querying Warehouse Management to determine whether the items requested by the order are in inventory;

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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				(c)	Directing the Distribution process to deliver items that are in inventory;
				(d)	Creating purchase orders f or items that are not in inventory;
				(e)	Tracking the status of each order;
				(f)	Processing order changes; and
				(g)	Reporting to the Service Desk or other appropriate organization of the status of each order.
4.2	Deploy
4.2.1	Configuration

The purpose of the “Configuration” process is to make an Element compliant with the relevant standards, and, in the case of non-standard configurations, making them capable of being used in conjunction with the balance of the IT Environment to the extent possible.

The Configuration process includes the following activities:

			1		Performing the Configure process in accordance with the relevant standards, including initially integrating software , hardware and making any operational selections required;
			2		Documenting the configuration of an element and providing the configuration to Configuration Management;
3

Determining the product structure, the selection of configuration options and the documentation of the configuration’s physical and functional characteristics, including interfaces and subsequent changes and the allocation of identification characters or numbers to the elements and their configuration documents, and the unique numbering of configuration control forms associated with changes and Problems;

			4		Creating, maintaining, and updating the configuration documentation; and
			5		Controlling changes to configuration items and supporting documents after formally establishing the configuration documents;
4.2.2	IMAC

The purpose of the “IMAC” process is to coordinate, manage and execute the installation, movement, addition and change of Elements.  For External Customer Provided Elements, unless specified otherwise in the Agreement (including Schedule I), IBM’s obligation as the IMAC Actor does not apply with respect to those Elements located on External Customer premises.

The IMAC process includes the following activities:

			1		Receiving IMAC orders from the Service Desk and validating orders for correctness and proper authorization;
			2		Coordinating and executing the IMAC, including:
				(a)	As appropriate, conducting site surveys and informing the Service Desk of any issues (e.g., physical space limitations/requirements, changes to the cabling infrastructure, etc.);
				(b)	Develop and review, as appropriate, installation plans;

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			(c)	Coordinating physical space requirements;
			(d)	Coordinating and installing changes to the cabling infrastructure (if applicable);
			(e)	Scheduling and dispatching appropriate technicians;
			(f)	Installing and connecting Elements to the Network (e.g., LANs);
			(g)	Installing Software changes to the initial configuration (including new Software and upgrades to existing Software);
(h)

As necessary and to the extent possible and in accordance with the Procedures Manual, performing the functions required to copy data from the Element subject to the IMAC, including notifying End Users of self-service data restoration procedures (e.g., copying files between a hard drive and a file server);

			(i)	Performing changes to initial configurations of Elements;
			(j)	Setting up security, file access and other administrative procedures required as a result of IMACs; and
(k)

In accordance with applicable Standards, tagging or loading each physical Element with a bar-code label or similar device for purposes of identification and tracking or (as an alternative to tagging) using a unique existing identifier (e.g., serial number) to track the Element;

		3		Confirming compatibility of any replacement Element or existing Element that has been repaired, reconfigured or otherwise modified with production environment;
		4		Tracking and logging IMAC activity, including tracking the IMAC orders from initiation to completion, and submitting the same to the Service Desk;
		5		Providing the necessary technical support to complete the IMAC;
		6		Performing installation testing and providing and executing appropriate back-out procedures;
		7		Performing such that the End User’s operational capabilities are not adversely impacted as a consequence of the IMAC;
8

Pursuant to established procedures, sending to inventory, or identifying for Disposal, Elements removed as a result of the IMAC after backing up or otherwise preserving data included thereon, including:

(a)

purging applicable storage media (either fixed or removable) to remove data and Software from Elements identified for Disposal and placing the Elements in the designated storage or pick-up location for removal by the Disposal Actor;

			(b)	if Elements are to be redeployed, upgrading such Equipment in accordance with relevant policies and procedures and placing the Elements in the designated inventory location; and
			(c)	with respect to Elements coming off lease, taking such steps as are necessary to return such leased Elements to leassors in accordance with leassor guidelines;

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			9		Notifying the Service Desk or other appropriate organization of the completion of IMACs; and
			10		Updating the asset management records to reflect the disposition of Elements.
4.2.3	Disposal		The purpose of the “Disposal” process is to remove from the premises and dispose of de-installed Elements that have been identified for disposal.
4.3	Maintain
4.3.1	Scheduled Maintenance

The purpose of the “Scheduled Maintenance” process is to perform the activities necessary to maintain Elements so that they are in good operating condition and operate in accordance with their specifications.

The Scheduled Maintenance process involves the following activities:

			1		Scheduling maintenance windows;
2

Performing maintenance activities on Elements in accordance with the applicable Element manufacturer’s or Application Maintenance Actor’s recommendations, including for Software Elements applying Application Maintenance Actor-provided patches, fixes and other maintenance releases (“Service Packs”) and assessing the impact of Service Packs on customizations, interfaces, other Software, and production operations;

			3		Managing the third party service providers that provide maintenance support for Elements; and
			4		Updating the applicable configuration documentation to reflect any configuration changes.
4.3.2	Repair		The purpose of the “Repair” process is to perform break-fix and correct Problems associated with Element failure or maintenance. The Repair process includes the following activities:
			1		Dispatching repair teams as instructed by the Service Desk;
			2		Performing a root cause analysis for the purpose of identifying appropriate repair activities;
			3		Repairing Equipment Elements that are no longer functioning as required, including:
				(a)	Identifying the nature of repair needed;
				(b)	Maintaining spare Elements or Element components as necessary to meet the Service Levels; and
(c)

Subject to approval processes set out in the Procedures Manual, replacing an Element (or a component of an Element) if such element (or component) cannot be successfully repaired, which may be accomplished through the IMAC process;

			4		Repairing Software Elements that are no longer functioning as required, including:
(a)

Reviewing and determining the applicability of available Service Packs available from the Application Maintenance Actor and assessing the impact of Service Packs on customizations, interfaces, other Software, and production operations and applying the Service Packs as appropriate;

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				(b)	Determining if there are changes to existing functionality (or customized functionality) as a result of a Service Packs; and
				(c)	Assisting End Users in developing new operational procedures when affected by Service Packs.
5

To the extent possible and in accordance with the Procedures Manual, performing the functions required to copy data from a malfunctioning Element to the replacement Element, including notifying End Users of self-service data restoration procedures (e.g., copying files between a hard drive and a file server);

			6		Updating the applicable configuration documentation to reflect any configuration changes; and
			7		Submitting Problem resolution status to the Service Desk.
5	OPERATE
5.1	Server Operations
5.1.1	Schedule Operations

The purpose of the “Schedule Operations” process is to develop and maintain a schedule for Software and services being run on Server Elements (e.g., production control) in response to criteria provided by the relevant Actors with respect to such Software and services (including dependencies and business priorities.

The Schedule Operations process includes the following activities:

			1		Developing overall processing schedules and running and monitoring such processing pursuant to such schedules and resolving scheduling conflicts;
			2		Identifying job dependencies and establishing priorities for batch job and report distribution schedules;
			3		Developing and distributing schedules prior to implementation and providing schedule status updates;
			4		Implementing changes to processing on a one-time or recurring basis as requested, including requests in the form of special operating instructions and change request authorizations; and
5

Proactively preparing for processing deadlines to meet business requirements, including contacting External Customers to agree production scheduling requirements during UK Bank Holidays period and submitting such requirements to Equifax for approval prior to imlplementation.

5.1.2	Computer Operations		The purpose of the “Computer Operations” process is to perform the functions necessary for the operation of Server Elements. The Computer Operations process includes the following activities:
			1		Providing the required production, development, quality assurance and training environments, including:
				(a)	Making online Software for such environments available for access during scheduled hours; and
				(b)	Making online regions or processes available and operating properly; and

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(c)

Resolving abnormal terminations and recovering from errors, including recovering production systems and performing such functions as are necessary to reinstate service to the business (e.g., re-running jobs);

			2	Assisting with the introduction of new systems, platforms and Software in a controlled manner by:
			(a)	Communicating with Platform Engineering, Application Engineering and/or Applications Maintenance, as appropriate, Change Management and Release Management Actors regarding the change;
			(b)	Facilitating the orderly turnover of systems, platforms and Software;
			(c)	Enforcing documentation standards;
			(d)	Informing appropriate staff of the changes to the environment; and
			(e)	Providing coordination of the implementation, integration, testing and acceptance of the new systems, platforms and Software;
			3	Maintaining production, development, quality assurance and training environments at the required release levels;
			4	Initiating and executing on-line and batch Software, including scheduled, unscheduled and on-request Software delivery functions and End User initiated processing;
			5	Terminating Software that is not performing in an expected manner;
			6	Completing processing within scheduled time periods;
			7	Issuing operator commands using designated tools;
			8	Developing and documenting automated console operations procedures;
			9	Logging off End Users in accordance with developed procedures;
			10	Initiating and terminating utilities in accordance with developed procedures;
			11	Canceling OLTP and OLAP transactions in accordance with developed procedures;
			12	Maintaining and updating the operational documentation for operations procedures and services, Software procedures that affect operations, and End-User procedures that affect operations;
			13	Transmitting and receiving information to and from outside organizations;
			14	Operating master console functions, including responding to program requests for intervention;
			15	Performing computer shutdowns and restarts as required, and executing customary server utility functions; and
			16	Using available tools to repair contaminated data and perform data recovery and back-outs.
5.1.3	Media Operations

The purpose of the “Media Operations” process is the management of the media providing input to and producing output from Server Element peripherals, including tapes, optical disks and printers.

The Media Operations process includes the following activities:

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			1	Checking job outputs and print queues; changing print priorities; taking printers and terminals in and out of service; and displaying, starting, spooling and draining printers;
2

Monitoring the printing performance and taking remedial action where required to meet printing performance objectives, including control of print queues, queue capacity and print request prioritization;

			3	Initiating and completing media mounts;
4

Executing off-site media storage processes, including: logging and tracking of media on- and off-site, compliance with physical specifications, retention periods, required rotation of media and security, packaging and transportation of media (and/or electronic transmission of information and data) to and from storage and remote computer recovery centers;

			5	In accordance with the Procedures Manual, cycling/rotating media to meet media retention periods (including for auditing purposes);
			6	Notifying the media storage provider when it is time to return media;
			7	Maintaining the media library system and monitoring media for reliability;
			8	Archiving “Old” media and implementing and executing programs to revitalize archived media as requested;
			9	Initializing new media and obtaining through the Procurement Management process media inventories as required to fulfill operational needs;
			10	Monitoring and reporting media utilization;
			11	Periodically testing retrieval and restoration capabilities (e.g., retrieving a randomly selected data file as a test and verifying that the data can be restored in a usable fashion);
			12	Separate, package, label and track printed output;
			13	Deliver printed output to the local distribution system co-located with the print facilities or transmit electronic print files to remote sites;
			14	Assist the Equifax output distribution personnel to find, trace or replace lost or missing printed output; and
			15	Execute reruns of jobs to recreate lost or mislaid output as requested by Equifax.
5.1.4	Monitor Operations		The purpose of the “Monitor Operations” process is to monitor and report on the operation of the Server Elements. The Monitor Operations process includes the following activities:
			1	Performing Element functional and performance monitoring (including monitoring of related manual processes) to verify operational compliance with service objectives and initiate remedial actions
			2	Detecting Incidents related to operations functions;
			3	Responding to Service Desk requests;

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			4	Monitoring alarm systems and environmental controls;
			5	Monitoring performance of systems and transactions; and
			6	Responding to errors within Software, including notifying the appropriate Actors (including Service Desk and/or Applications Maintenance) of Incidents.
5.1.5	Physical Database Administration

The purpose of the “Physical Database Administration” process is the management of data including but not limited to data contained in files and databases managed by database management systems.

The Physical Database Administration process includes the following activities:

			1	Plan for and change the size of databases caused by changes in business volume, the addition or retirement of new Software, or Software capabilities;
			2	Monitor database and file performance and space utilization;
			3	Implement changes to improve database and file access performance;
			4	Design, implement and maintain database and file archive processes to provide data integrity and meet Equifax’s business and regulatory compliance requirements as directed by Equifax;
			5	Recover damaged or corrupted databases and files;
			6	Maintain physical database definitions;
			7	Implement, test and promote into production database structural changes;
			8	Reorganize databases to meet performance, reliability and Software requirements;
			9	Copy, move and update database contents to meet the needs of Software Development and Maintenance activities; and
			10	Diagnose and repair damage to databases and files.
5.1.6	Media Fulfillment

The purpose of the “Media Fulfillment” process is to receive and process data received from other parties on various forms of removable media.

The Media Fulfillment process includes the following activities:

			1	Accepting machine information readable data from customers and information providers;
			2	Executing programs which cause the data to be retrieved from the supplied media and stored on an Equifax operated computer; and
			3	Verifying the accuracy of, and correctness of format of, the data and transmiting it to an Application Server for processing and updating of application database(s); and
			4	Preparing printed reports and recorded data materials in a manner suitable for use by customers and information providers and packaging these materials for distribution.

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5.2	Network Operations
5.2.1	Communications Operations

The purpose of the “Communications Operations” process is to operate the Elements that deliver communications services (collectively, the “Network”).

The Communications Operations process includes the following activities:

			1		Executing the activities necessary to replace or circumvent failed Elements, including by:
				(a)	Employing available alternative routing and back-up facilities;
				(b)	Troubleshooting and executing diagnostic tests
				(c)	Providing requested diagnostic information to other suppliers and managing the performance of such suppliers; and
				(d)	Activating available back-up equipment for failed data terminal equipment if required to remedy such failure.
5.2.2	Monitor Network Operations		The purpose of the “Monitor Network Operations” process is to monitor and report on the operations of the Network. The Monitor Network Operations process includes the following activities:
1

Monitoring, managing and evaluating the principal performance indicators of Network operation, including circuit quality and utilization, in order to verify service levels, identify bottlenecks, and report on trends for decision making and planning;

2

Proactively (if permitted and technically possible) and/or reactively monitoring the Network for service degradation, including detection, isolation, diagnosis and correction of Problems and initiating corrective action when degradation is identified;

			3		Reporting Network outages to the appropriate vendor and tracking and escalating as required for timely resolution;
			4		Toll fraud monitoring and management activities designed to reduce the risks of toll fraud to the Equifax Group; and
			5		Providing reports on the status of the Network, which reports will be agreed and/or set out in the Procedures Manual.
5.3	Service Support
5.3.1	Incident Management

The purpose of the “Incident Management” process is to restore normal IT Infrastructure operation and IT Services as quickly as possible in response to Incidents, and to minimise the adverse impact on business operations of Incidents, thus ensuring that the required levels of service quality and availability are maintained.  “Incident” means an event which causes or may cause interruption to or a reduction in the quality of service delivered to, though or by an Element.

The Incident Management process includes the following activities:

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			1	Detecting Incidents (including as reported to the Service Desk);
			2	Recording Incident details and updating knowledge management systems;
			3	Providing notification of the Incident (including details of Incident and impact analysis) to appropriate personnel;
			4	Assigning a Severity Level to each Incident;
			5	Matching each Incident against Known Errors and Problems; informing Problem Management of the existence of new Problems and of unmatched or multiple Incidents;
			6	Minimizing the adverse impact of the Incident on business operations but leading the effort to take corrective action
			7	Closing Incidents or routing to a specialist support group (creating service request);
			8	Investigating and diagnosing Incidents;
			9	Identifying End User training and education needs and notifying the appropriate Training Process Actor;
			10	Resolving and recovering from Incidents, including restoring service following an Incident;
			11	Confirming Incident closure;
			12	Participating in regular Incident Management reviews; and
			13	Defining, maintaining and following an Incident escalation and notification procedure, which specifies individuals authorized to escalate unresolved Incidents.
5.3.2	Problem Management

The purpose of the “Problem Management” process is to proactively and reactively minimise the adverse impact of Incidents and Problems on business operations (as appropriate based on the severity and nature of such Incidents and Problems), and to prevent recurrence of Incidents related to Problems.  “Problem” means an underlying cause of one or more Incidents, which may include defects related to or arising from the IT Infrastructure, the IT Services, human errors and external events.

The Problem Management process includes the following activities:

			1	Identifying the existence of Problems, including as a result of the Incident Management Process;
			2	Classifying Problems in terms of their adverse impact on the business;
			3	Minimizing the adverse impact of Problems on the business;
			4	Resolving Problems, including providing or dispatching support specialists to perform on-site troubleshooting and maintenance response as necessary to assess and resolve problems;
			5	Identifying the root cause of Problems (including performing formal root cause analysis as appropriate based on the severity of the Problem) and initiating actions to improve or correct the situation;
			6	Identifying actions and/or potential areas of change to prevent the recurrence of Incidents related to identified

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Problems, including through performing historical Problem trend analysis;
			7	Developing and maintaining recovery procedures to be followed when a Problem occurs, as well as determine the roles and responsibilities of other parties necessary for resolution;
			8	Defining, maintaining, and adhering to a Problem escalation, response and notification procedure; and
			9	Communicating the existence and nature of any workarounds and/or circumventions necessary to eliminate or reduce the adverse effects of the Problem while a more permanent solution is developed.
5.3.3	Configuration Management

The purpose of the “Configuration Management” process is to create, and verify the completeness and correctness of, the configuration records of the Elements and their components (“Configuration Items” or “CIs”), including relationships between Configuration Items, and to provide accurate information regarding the same to support other Processes, including Incident Management, Problem Management, Change Management, and Release Management.  CIs may vary widely in complexity, size and type - from an entire system (including hardware, software and documentation) to a single module or a minor hardware component.

The Configuration Management process includes the following activities:

			1	Identifying Configuration Items and configurations of the same, including as part of the Transition;
2

Recording details of the Configuration Items and their configurations, and relationships between and among Configuration Items, in a Configuration Management database (except with respect to those Configuration Items that will be removed from the IT Environment during Transition and therefore do not need to be included in the Configuration Management database);

3

Performing audits of Elements, which will be used to define and check for particular software signatures, monitor the use of Software, and check the presence and version of Software present on a particular non-Software Element (or component thereof);

			4	Publishing configuration status reports that include baselines, histories, and current status for each Configuration Item in the Configuration Management database;
			5	Conducting regular configuration audits, especially following major changes to the IT Infrastructure and prior to the introduction of new Software;
			6	Developing, implementing and maintaining configuration management tools that facilitate effective deployment and re-use of Configuration Item;
			7	Managing, maintaining and making available for review a current configuration inventory of the Configuration Items; and
			8	Producing periodic reports and responding to queries and requests concerning Equifax’s IT Infrastructure configuration and asset information regarding Elements.
5.3.4	Change Management

The purpose of the “Change Management” process is to control Changes to the IT Environment in a controlled manner with minimum disruption.  Activities covers from receipt of the request for Change, to assessment, to scheduling, to

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implementing, and finally to the review.  The Change Management process produces approval (or otherwise) for any proposed Change.  “Change” means the addition, modification or removal of any aspect of the IT Environment.

The Change Management process includes the following activities:

			1	Developing and maintaining Change Management documentation (e.g., within the Procedures Manual), which will define the Change Management procedures;
			2	Receiving/initiating and recording a request for a Change;
			3	Assessing the requested Change;
			4	Identifying impractical or unnecessary requests for Change and providing feedback to issuers;
			5	Classifying/prioritizing requests for Change by assessing the risk, cost to Equifax and impact (including possible security impact) of Changes;
6

Developing and maintaining Change plans with input from affected parties (e.g., Business Units, Applications and other suppliers), and obtaining the required approval for Changes pursuant to the Procedures Manual;

			7	Coordinate the building and testing of Changes, including coordinating input and support from Application Engineering and/or Maintenance Actors and End Users as appropriate;
			8	Scheduling Changes;
			9	Performing quality control, including back out procedures, and complying with requests for post-implementation reviews when problems occur during a Change;
			10	Registering completed Changes and closing requests for Change; and
			11	Reviewing (on a post-implementation basis) the requests for Change and verifying that Changes meet objectives and do not have negative impacts.
5.3.5	Release Management

The purpose of the “Release Management” process is to plan, prepare and schedule Releases. “Release” means a collection of new and/or changed Configuration Items, which are tested and introduced into the production environment together.

The Release Management process includes the following activities:

			1	Monitoring patches and fixes for Software issued by third-party vendors;
			2	Coordinating and implementing roll-outs, upgrades and new releases of Configuration Items;
			3	Coordinating any testing, scheduling, or systems integration of these Configuration Items;
			4	Providing implementation notification prior to delivery of a new release;
			5	Obtaining from Change Management the required approval for the release;
			6	Distributing and installing the release;

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			7	Verifying the operation of the Configuration Items after roll-out and providing proper back-out procedures.
			8	Providing appropriate information and documentation for any new, enhanced or modified Configuration Items installed;
			9	Performing such other non-programming functions as are required to implement the release, including executing utilities in support of the release; and
			10	Cataloging and archiving the release.
5.4	Service Delivery
5.4.1	Capacity Management

The purpose of the “Capacity Management” process is to perform the functions necessary to monitor resource requirements and plan for any resource adjustments required to accommodate changes in usage or other modifications to the IT environment.

The Capacity Management process includes the following activities:

			1	Monitoring and measuring the availability and utilization of capacity of finite resources;
			2	Tracking performance of operational IT Services, including confirming that collected data is recorded, analyzed, and reported;
3

Providing both reactive capacity management (e.g., identifying to Applications Development and Applications Maintenance organizations capacity and capacity-related performance issues) and proactive capacity management (e.g., assessing risk and potential impact on capacity requirements of Software and providing advice regarding the same);

			4	Interacting with Applications Development and Applications Maintenance organizations to evaluate the impact of application changes on capacity;
			5	Managing system resources so that the IT Services they support meet the requirements of Equifax’s business;
			6	Managing current workload and providing forecasting of the expectation of the future capacity needs; and
			7	Forecasting processing requirements and other IT Services requirements;
			8	Considering and planning for future requirements of Equifax’s business (as identified by Equifax) for IT Services.
5.4.2	Availability Management

The purpose of the “Availability Management” process is to consider the design, implementation, measurement and management of those aspects of the IT Infrastructure and supporting organizations (including other Actors) that may impact availability so that business requirements for availability are consistently met.

The Availability Management process includes the following activities:

			1	Determining availability requirements by collecting input from the Service Level Management organization;
			2	Determining vital business functions by collecting input from the Service Continuity Management organization;

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			3	Analyzing the impact on the business (where the relevant business information is available) of potential increases and decreases in availability of the IT infrastructure;
			4	Defining availability objectives (other than Service Levels);
			5	Monitoring availability (where permitted and technically feasible) and conducting trend analysis;
			6	Reviewing and auditing scheduled downtime and unscheduled downtime; and
			7	Conducting root cause analysis of low availability in conjunction with the Problem Management Actor.
5.4.3	Service Level Management

The purpose of the “Service Level Management” process is to monitor and report on applicable service levels and assist Equifax with the development of service levels relating to the IT Environment (“SLAs”).

The Service Level Management process includes the following activities:

1

Providing technical support to Equifax in planning, coordinating, drafting and negotiating SLAs with Business Units, other delivery Actors and third parties who are recipients of, or who provide a constituent part of and for whom Equifax has financial responsibility, the IT Services;

			2	Measuring and reporting actual performance against SLAs between Equifax and the Service Level Management Actor;
			3	Conducting ongoing reviews of actual service achievements so that the required and cost-justifiable service quality is maintained or where necessary improved; and
			4	Adjusting services as necessary to comply with SLAs.
5.5	Security Management
5.5.1	Security Policy Development

The purpose of the “Security Policy Development” process is to develop and document Equifax’s high level policies and strategies related to security.

The Security Policy Development process includes the following activities:

			1	Identifying guiding principles and enterprise level drivers (e.g., legal, industrial, environmental and corporate drivers) that impact Equifax’s security decisions;
			2	Balancing the various drivers to create an enterprise-level security policy; and
			3	Providing the Security Policy to the Security Architecture Development and Standards Processes Actors.
5.5.2	Security Implementation

The purpose of the “Security Implementation” process is to implement the mechanisms and devices necessary to comply with the Security Policy and Standards.

The Security Implementation process includes the following functions:

			1	Developing specific security models to implement the Security Policy and Standards;

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			2	Implementing security mechanisms, including the development and deployment of security rules to be used in conjunction with security devices and software; and
			3	Implementing security devices and Software, including configuration and maintenance of security devices and Software.
5.5.3	Security Enforcement

The purpose of the “Security Enforcement” process is to manage the IT Infrastructure and IT Services compliance with the Security Policy and Standards.  With respect to Equifax Owned Applications Software, the performance of this Process is subject to Equifax making available to the designated Actor any necessary monitoring, alerting and logging capabilities

The Security Enforcement process includes the following activities:

			1	Monitoring for, handling and registering security-related Incidents (including viruses, intrusion and hacking (e.g. *) in accordance with security management procedures;
2

Enforcing security standards, including the deployment of anti-virus protection and testing for vulnerabilities and misuse of the IT Infrastructure (as defined in the Security Policies and Standards) and reporting detected viruses, vulnerabilities and misuse to the Problem Management process;

			3	Notifying the Service Level Management Process Actors on security issues related to Service Levels;
			4	Storing historical data and performing periodic and as needed trend analysis; and
			5	Updating the security management procedures, in conjunction with Change Management, to reflect new policies and issues.
5.5.4	Credentials Management

The purpose of the “Credentials Management” process is to authorize the granting of (including issuance, replacement and revocation) security credentials and access entitlements, individual access authentication and authorization credentials, by the Security Administration for the IT Environment in compliance with the Security Policy and Standards.

5.5.5	Security Administration		The purpose of the “Security Administration” process is to administer the granting of security credentials and access. The Security Administration process includes the following activities:
1

Issuing, replacing and revoking individual access and authentication and authorization credentials as directed by the Credentials Management Actor (which may be through the establishment of profiles, customer attribute tables or the like);

2

Performing password resets at the request of a verified authorized users when a tool or facility exists to perform such resets in a manner that protects the authorization credentials from view by password reset personnel (e.g., using a “shared secret”) or through use of a “one-time” password. This activity shall be deemed “Not Applicable” with respect to any Element for which such a tool or facility does not exist;

			3	Notifying users of changes to their access and authentication and authorization credentials;
			4	Screening system files for inactive accounts and problem (e.g., weak) passwords using available tools and system scripts and researching to validate screening results; and

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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			5	Periodic reporting to the Credentials Management Actor regarding changes to security credentials and access, inactive accounts and other relevant issues.
5.5.6	Password Reset - External Customer

The purpose of the “Password Reset - External Customer” process is to perform password resets at the request of authorized External Customers when a tool or facility exists to perform such resets without requiring system administrator level priviledges.

5.6	Logistics
5.6.1	Warehouse Management

The purpose of the “Warehouse Management” process is to perform the functions necessary to operate, track and maintain inventories of Spares and Spare parts.

The Warehouse Management process includes the following activities:

			1	Providing physical storage; and
			2	Maintaining secure storage facilities for surplus, redeployable Spares, Spare parts and Software.
5.6.2	Distribution

The purpose of the “Distribution” process is to move Spares and Spare Parts from the physical storage location to the locations where they are required for use and return unused or surplus Spares and Spare Parts to the physical storage location.

6	ADVISE
6.1	Advisory Services
6.1.1	Consulting

The purpose of the “Consulting” process is to advise Equifax on approaches to take advantage of opportunities for quality improvements *, and increased efficiencies within the IT Environment.  Consultants are able to offer such assistance to an enterprise in many different ways, all of which are designed to positively affect the operational and/or financial performance of the IT Environment and Equifax in general.  Consulting looks beyond the existing day to day operations of the IT Environment and maps a vision for an improved operation that will provide Equifax with some type of competitive advantage.

When an Equifax requests Consulting services from a consultant, it may include the following activities:

			1	Assisting Equifax in developing its technology strategy, direction, and architecture;
			2	Providing input for Equifax’s * and * IT budgets;
3

Conducting evaluations of Equifax existing technologies (both hardware and software) and proposing new and different technologies to achieve the same or improved functionality while improving service * performance;

			4	Analyzing Equifax’s current business processes and proposing more cost-effective and efficient ways of executing such processes, including increased use of * and * mechanisms;

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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			5		Analyzing anticipated or potential changes in Equifax’s IT needs and proposing new technologies to address such changing business requirements;
			6		Analyzing and planning for changes in Equifax’s required IT capacity or configuration while providing overall integration and compatibility of systems and equipment;
			7		Analyzing Equifax’s current technology requirements to assist the procurement of additional quantities of such hardware and software.
			8		Researching new technologies and leveraging such knowledge to assist Equifax’s procurement of new technologies; and
			9		Sharing industry knowledge and expertise regarding Equifax’s existing technologies and those technologies proposed for future implementation.
7	MANAGE
7.1	Programs	*
7.1.1	Program Management

The purpose of the “Program Management” process is to serve as the single point of accountability for change (e.g., projects) and issues related to the IT Environment, including allocating resources, establishing priorities and performing oversight of project proposals and implementations.

The Program Management process includes the following activities:

			1		Working with designated representatives to manage and deliver the IT Environment;
			2		Serving as the central point of contact for delivery related issues;
			3		Serving as the principal point of communications between Actors involved in delivering the IT Environment;
			4		Coordinating individual projects along a critical path;
			5		Prioritizing projects;
			6		Developing business cases required for new projects, including, for each business case, cost/benefit analysis, allocation of responsibilities, timelines, deliverables and budgets;
			7		Incorporating change management and communications management best practices so that projects succeed;
			8		Performing high-level project management functions for key initiatives where desired;
			9		Monitoring, auditing, and advising Business Units on key, strategic initiatives, including:
				(a)	Reviewing initial project plans;
				(b)	Periodically monitoring project progress based on major milestones in the project management and project life cycle methodologies; and

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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			(c)	Periodically meeting with Business Unit management and project managers to discuss review findings and recommendations.
10

Evaluating, for each business case, cost/benefit analysis, allocation of responsibilities, timelines, deliverables and budgets and approving or rejecting (or obtaining approval for or rejection of) business cases required for new projects;

			11	Providing communications management which includes:
			(a)	Providing timely and appropriate generation, collection, dissemination, storage, and ultimate disposition of project information;
			(b)	Determining the information and communications needs of the project stakeholders (e.g., who needs what information, when will they need it, and how will it be given to them); and
			(c)	Making needed information available to project stakeholders in a timely manner;
			12	Providing integration management so that various projects are properly coordinated; and
			13	Providing scope management so that the project includes all the work required, and only the work required, to complete the project successfully;
7.1.2	Project Management	*

The purpose of the “Project Management” process is the application of standardized management knowledge, skills, tools, and techniques to a broad range of activities in order to meet the requirements of a particular project and meet the project customers’ or constituents’ needs by both standardizing and reducing the basic tasks necessary to complete a project in an effective and efficient manner.  A project is a temporary endeavor undertaken to achieve a particular aim and to which project management can be applied, regardless of the project’s size, budget, or timeline.  The Project Management process consists of five sub-processes – initiation, planning, execution, control, and closure.

The Project Management process includes the following activities:

			1	Execute the initiation stage of the project, including:
			(a)	Defining the project, which includes performing a feasibility review to analyze the business problem at issue, identifying the scope of the project and identifying an initial approach to the project;
			(b)	Initiating the Requirements Development process;
			(c)	Receiving high level business and technical requirements from the Requirements Development process and submitting them to the Requirements Refinement process;
			(d)	Defining each project’s scope, which includes developing a written scope statement as the basis for future project decisions;
			(e)	Refining each project’s scope, which includes subdividing the major project deliverables into smaller, more manageable components;
(f)

Providing input to the Program Management Actor as needed to develop business cases required for new projects, including, for each business case, input regarding cost/benefit analysis, allocation of responsibilities, timelines,

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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deliverables and budgets;
			(g)	Estimating the project’s scope, schedule, and required resources and determine return on investment and cost/benefit justification for projects;
			(h)	Developing project proposals to include functional and /or technical requirements; and
			(i)	Developing project plans to include cost, ongoing maintenance requirements, risk, alternatives, and recommendations, with specific references to any variances from standards.
		2		Executing the project planning stage including:
			(a)	Forming project teams;
			(b)	Defining activities by identifying the specific activities that must be performed to produce the various project deliverables;
			(c)	Sequencing activities by identifying and documenting interactivity dependencies;
			(d)	Estimating activity duration by estimating the number of work periods that will be needed to complete individual activities;
			(e)	Developing a schedule by analyzing the activity sequences, activity durations, and resource requirements to create a project schedule;
			(f)	Providing risk management planning by deciding how to approach and plan for risk management in a project;
			(g)	Assigning the human resources needed to work on the project and providing human resource management which includes;
(1) Making the most effective use of the people (including the project stakeholders) involved with the project; and
(2) Identifying, documenting, and assigning project roles, responsibilities and reporting relationships;
			(h)	Providing cost management, which includes:
(1) Planning resources by determining which resources (e.g., people, equipment, and materials) and which quantities of each should be used to perform project activities;
(2) Estimating costs by developing an estimate of the costs of the resources required to complete project activities;
(3) Budgeting costs by allocating the overall cost estimate to individual work packages;
(4) Provide cost control by controlling changes to the project budget;
			(i)	Providing quality planning by identifying which quality standards are relevant to the project and how to satisfy them;
			(j)	Providing organizational planning by identifying, documenting, and assigning project roles, responsibilities, and

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reporting relationships;
			(k)	Providing communications planning by determining the information and communications needs of the stakeholders, who needs what information, when will they need it, and how will it be given to them;
			(l)	Identifying risks to determine which risks are likely to affect the project and documenting the characteristics of each;
			(m)	Performing qualitative risk analysis of risks and conditions to prioritize their effects on project objectives;
			(n)	Performing quantitative risk analysis by measuring the probability and impact of risks and estimating their implications for project objectives;
			(o)	Performing risk response planning by developing procedures and techniques to enhance opportunities and to reduce threats posed by threats to the project’s objectives;
			(p)	Providing procurement planning by determining what to procure, how much to procure, and when to procure;
			(q)	Documenting product requirements and identify potential sources;
(r)

Developing a Project Plan by taking the results of the above planning processes and putting them into a consistent, coherent document that can be used to guide both project execution and project control. The Project Plan includes planning inputs, historical information, organizational policies, constraints, and assumptions. The Project Plan is used to: guide project execution; document project planning assumptions; document project planning decisions regarding alternatives chosen; facilitate communication among stakeholders; define key management reviews as to content, extent, and timing; and provide a baseline for progress measurement and project control; and

			(s)	Submitting the Project Plan to * for approval;
		3		Monitoring and controlling project status by:
			(a)	Managing IT Services and third party vendor tasks across service families, coordinating with appropriate personnel as necessary;
			(b)	Implementing a project management methodology including the use of approved project management tools;
			(c)	Preparing performance, financial, utilization and status reports; and
			(d)	Providing access to database information and project management templates in an electronic format.
			(e)	Providing integrated Change Control by coordinating changes across the entire project;
			(f)	Verifying scope and formalize acceptance of the project scope;
			(g)	Utilizing project change control procedures to address any changes in scope, requirements, or schedules in respect of the ongoing projects, including:
(1) Controlling changes to project scope;
(2) Controlling changes to the project schedule

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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(3) Controlling changes to the project budget;
			(h)	Monitoring specific project results to determine if they comply with relevant quality standards and identify ways to eliminate unsatisfactory performance;
			(i)	Providing performance reporting by collecting and disseminating performance information. This includes status reporting, progress measurement, and forecasting; and
			(j)	Tracking identified risks, monitoring residual risks and identifying new risks, executing risk plans, and evaluating their effectiveness in reducing risk.
		4		Executing the project execution phase including:
			(a)	Executing the Project Plan by performing the activities therein,
			(b)	Completing project deliverables and delivering the project;
			(c)	Providing quality assurance by evaluating overall project performance on a regular basis to provide confidence that the project will satisfy the relevant quality standards;
			(d)	Developing individual and group skills/competencies to enhance project performance; and
			(e)	Conducting acceptance activities (e.g., testing and quality assurance activities);
		5		Executing the project closure phase including:
			(a)	Closing out the contract and resolving any open items; and
(b)

Providing administrative closure by generating, gathering, and disseminating information and formalizing phase or project completion, including evaluating the project and compiling lessons learned for use in planning future projects or phases.

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7.2	Training
7.2.1	Technology Delivery Training

The purpose of the “Technology Delivery Training” process is to provide training to Actors related to features, functions, operations and processes associated with the Elements and Processes used or provided by such Actors to provide the IT Services.

The Technology Delivery Training process includes the following activities:

			1	Providing feature overview and product update documentation whenever Elements (or new releases thereof) are introduced into the IT Environment; and
			2	Working with third party vendors to obtain information regarding new and existing Elements .
7.2.2	Train the Trainer		The purpose of the “Train the Trainer” process is to provide training to individuals who will subsequently be engaged in performed the End User Training process.
7.2.3	End User Training

The purpose of the “End User Training” process is to provide End Users training in the effective usage of the IT Environment (including new or revised technology and business processes) and associated user guide documentation.

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EXHIBIT A-3
ELEMENTS DEFINITIONS

Country Location specific Attributes are denoted as follows:  CAN=*; IRE=*; SPA=*; US=*; UK=*; EUR= *; NoAm= *

Reference	Element	Definition	Attributes

1.                                      CLIENT ELEMENTS

1.1.	Personal Computer (PC)

“Personal Computer” means a computing platform the primary purpose of which is use directly by an end user, whether networked or standalone, desk-based or mobile.  A Personal Computer includes a central processing unit, Operating System, video display monitor, modem and related cables (e.g., patch cords) and related peripherals (e.g., keyboard, pointing device).

1.1.1.	Desktop PC	“Desktop PC” means a PC used for typical office productivity functions, including desktop and portable notebook sized PCs.	• EUR: Refresh Cycle: *; • O/S=* • CPU= * or compatible
1.2.	Terminal

“Terminal” means an end-use device (with display monitor and keyboard) with little or no software of its own that that (a) enables end users to remotely enter information into one or more Computing Platforms, (b) displays but does not process data, and (c) does not include a web browser.

Communications protocol: *,, , asynchronous or one compatible with any of the foregoing. • Refresh Cycle: *
1.3.	Mobile Handheld Device	“Mobile Handheld Device” means a mobile device designed/intended for comfortable use in a user’s hand.
1.3.1.	PDA	“PDA” means a Mobile Handheld Device the primary purpose of which is to perform specific end user related tasks (e.g., electronic diary, address book, notepad, web browser).	Refresh Cycle: *
1.3.2.	Mobile Phone	“Cell Phone” means a Mobile Handheld Device the primary purpose of which is to enable voice communication over a wireless network.	Refresh Cycle: *
1.3.3.	Pager	“Pager” means a Mobile Handheld Device the primary purpose of which is to enable the receipt and transmission of text messages over a wireless network.	Refresh Cycle: *
1.3.4.	Calling Card Services

“Calling Card Services” means a service provided by a long distance telecommunications service provider that permits end users to place long distance calls using an access number and unique password, which are distributed through pre-printed cards.

Refresh Cycle: *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-3-1

Reference	Element	Definition	Attributes
1.4.	Telephone	N/A	N/A
1.4.1.	Standard Handset	“Standard Handset” means a wired telephone handset that utilizes circuit switching technology for the transportation of voice signals.	• Refresh Cycle: * • Digital or analog
1.4.2.	VoIP Handset	“VoIP Handset” means a digital telephone handset that utilizes packet switching technology for the transportation of voice signals.	*
1.4.3.	Voice Client

“Voice Client” means a speakerphone the primary purpose of which is to support conference calls.  A Voice Client enables full duplex operation and includes mixers, remote microphones and speakers and noise cancellers.

Refresh Cycle: *
1.4.4.	Fax Machine

“Fax Machine” means a device the primary purpose of which is to scan printed documents into a format that can be transmitted over communications lines and transmits, receives and prints such documents.

Refresh Cycle: *
1.4.5.	Telex	“Telex” means a printing telegraph that operates like a typewriter.	Refresh Cycle: *
1.5.	Peripherals	N/A
1.5.1.	Network Printer

“Network Printer” means a printer (including required cords) shared by multiple computers over a LAN, but does not include “LAN High Speed Printers”.  Network Printers include built in scanning, copying, facsimile and similar features and functionality.

• EUR: Refresh Cycle: *; • CAN & US: Refresh Cycle: * • * or * print
1.5.2.	Local Printer

“Local Printer” means a printer (including required cords) that is directly connected to a Desktop PC or other similar end user device.  Local Printers include built in scanning, copying, facsimile and similar features and functionality.

• Refresh Cycle: * • * or * print
1.5.3.	LAN High Speed Printers

“LAN High Speed Printers” means a printing device (including required cords) that is used to print large volume print jobs, typically associated with mainframe batch processing jobs, that is connected over a LAN.

Refresh Cycle: *
1.5.4.	Scanner	“Scanner” means an input device the primary purposes of which is (a) to digitize graphic images; and/or (b) extract data using optical character recognition (OCR), from printed pages.	• Refresh Cycle: * • * or * attached
1.5.5.	Plotter	“Plotter” means an output device the primary purpose of which is to print two-dimensional graphics.	Refresh Cycle: *
1.5.6.	Wallboard	“Wallboard” is a video device (or software) designed to display data for multiple people.	Refresh Cycle: *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-3-2

Reference	Element	Definition	Attributes
1.6.	Video Conferencing	N/A
1.6.1.	Video Client	“Video Client” means a device that is used to digitize moving images for purposes of video conferencing across a network, including related control devices and cabling.	Refresh Cycle: *
1.6.2.	Video Conference Display	“Video Conference Display” means a device installed in a room that is used to display the images of participants of a video conference.	Refresh Cycle: *
1.7.	* Connectivity and DTE (Data Terminal Equipment)

“* Connectivity and DTE” means Equipment used by a third party (e.g., customer) to facilitate the sending/receiving of data to/from Equifax that is located beyond Equifax’s data communications point of presence.

Refresh Cycle: Determined by the relevant *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-3-3

Reference	Element	Definition	Attributes

2.                                       SERVER & SERVICES ELEMENTS

2.1.	Application Server	“Application Server” means any computing platform (mainframe, midrange, entry level/blade) the primary purpose of which is to serve applications.
2.1.1.	Enterprise Application Server

“Enterprise Applications Server” means an Applications Server that is generally regarded by the computing industry as being mainframe technology (e.g., OS/390, z/OS, z/VM).  An Enterprise Applications Server includes the CPU, memory, associated facilities and attachments, related peripherals, channels, channel extenders, cables (eg. Bus & Tag, ESCON) and network interfaces.

• Refresh Cycle: * • Refresh Cycle for * Application Server: *
2.1.2.	Specialized Application Server

“Specialized Application Server” means any Application Server generally regarded by the computing industry as being designed to meet a specific purpose other than serving applications, e.g.: fault tolerant operation, ease of operation, middle-market applications.A Specialized Application Server may include the CPU, memory, internal hard disk, related peripherals, cables and NIC.

2.1.2.1.	AS/400	“AS/400” means a Specialized Application Server that is an IBM midrange capable of running various operating systems.	• Refresh Cycle: * • O/S=*
2.1.2.2.	Tandem

“Tandem” means a Specialized Application Server that serves as a protocol converter, and has been designed to maximize availability through the use of redundant and fault tolerant hardware components controlled through an operating system designed for this purpose.

Refresh Cycle: None
2.1.2.3.	*	“*”“” means a collection of * grouped into a configuration of tightly coupled *.	• As of the Commencement Date the US Scope Model reflects a single instance of this Element, which is located at the * location and described in Schedule E-4 • Refresh Cycle: *
2.1.3.	Distributed Application Server

“Distributed Applications Server” means any Applications Server generally regarded by the computing industry as being (i) a midrange server (other than a Specialized Application Server), (ii) an entry-level server, or (iii) a blade server.  A Distributed Applications Server may include the CPU, memory, internal hard disk, related peripherals, KVM cabling, and the NIC.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-3-4

Reference	Element	Definition	Attributes
2.1.3.1.	General Midrange

“General Midrange” means a Distributed Applications Server other than a Parallel Applications Server, Naviant Application Server or Email/Groupware Server.  General Midrange includes database servers, which is the class of server with the primary purpose of performing database functions..

• Refresh Cycle: * • O/S=major * brands (e.g. *, IBM *.)
2.1.3.2.	* Server	“* Server” means a Distributed Applications Server that serves applications used to run Equifax’s * operation.	• Refresh Cycle: * • O/S=major * brands (e.g. *, IBM *.)
2.1.3.3.	Email/Groupware Server

“Email/Groupware Server” means a Distributed Applications Server the primary purpose of which is to manage (i) the distribution of electronic messages, including receipt, delivery, and prioritization, and/or (ii) the use of groupware programs that facilitate information sharing, including through databases and workflows.

• * or * • Refresh Cycle: *
2.1.4.	High Speed Printer

“High Speed Printer” means a centralized printing device directly attached to a server (rather than being access through a LAN) that is used to print large volume print jobs, typically associated with mainframe batch processing jobs.

• Refresh cycle: *; • * print
2.1.5.	Correspondence Print Fulfillment	[TBD]	Applies to * only. Need to understand if still in scope.
2.2.	Infrastructure Server

“Infrastructure Server” means any computing platform (mainframe, midrange, entry level/blade) the primary purpose of which is to serve traditional infrastructure services.  An Infrastructure Server may include the CPU, memory, internal hard disk, related peripherals KVM cabling, the NIC, and other cards installed within chassis.

2.2.1.	File/Print Server

“File/Print Server” means an Infrastructure Server the primary purpose of which is to control the movement of files and data between workstations across the network and/or centrally store network files and allow users to freely access such files.

EUR: - Refresh Cycle: * CAN & US: Refresh Cycle: * O/S: major * brands (e.g. *, , IBM *);

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-3-5

Reference	Element	Definition	Attributes
2.3.	Voice Communications Server (P2P)	“Voice Communications Server” means any computing platform (e.g., midrange, entry level/blade) the primary purpose of which is to serve voice telephony and/or related functionality.
2.3.1.	PBX	“PBX” means a Voice Communications Server the primary purpose of which is to manage and operate the switches, internal lines, and pooled external lines of a private branch exchange telephone system.

• Failover capability varies by device
• Refresh Cycle: *, except that in the * the * leased PBX only will be replaced in *
• Software Currency: to be maintained at a supported level
• Attached call detail recorders

2.3.2.	Key System

“Key System” means a Voice Communications Server the primary purpose of which is to manage and operate a private phone system that does not contain switches, but instead requires users to directly select an available external line.

• Refresh Cycle: * • Software Currency: to be maintained at a supported level
2.3.3.	VRU (Voice Response Unit)	“VRU” means a Voice Communications Server the primary purpose of which is to host VRU Software, which provide a telephony interface to host-based Applications.	• Failover capability varies by device • Refresh Cycle: *
2.3.4.	ACD (Automated Call Distributor)	“ACD” means a Voice Communications Server and Software, whether standalone or PBX-based, that routes incoming telephone calls among multiple personnel.	• Refresh Cycle: * • Software Currency: to be maintained at a supported level
2.3.5.	Call Recorder	“Call Recorder” means a Voice Communications Server and Software that records telephone conversations.	• Refresh Cycle: * • Software Currency: to be maintained at a supported level
2.3.6.	Voice Mail or vMail Server	“Voice Mail Server” or “vMail Server” means a Voice Communications Server and Software that manages the creation, transmission, storage and receipt of voice messages.	• Refresh Cycle: * • Software Currency: to be maintained at a supported level
2.3.7.	Centrex System

“Centrex System” means a PBX service providing switching at a telephone company central office instead of at the company (i.e., Equifax) premises where the telephone company owns and manages all the communications equipment necessary to implement the PBX and then sells various services.

Refresh Cycle: *
2.3.8.	CMS Server/Service

“CMS Server/Service” means the Voice Communications Server or service that manages call center operations using the Call Management System (as defined below).  CMS Server/Service may include “soft” wallboard functionality.

• Refresh Cycle: * • Software Currency: to be maintained at a supported level • UK: * Service is provided by * and * as of the Commencement Date.
2.3.9.	Audio Conferencing	“Audio Conferencing Services” means services that facilitate voice conferences	• Refresh Cycle: N/A

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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Reference	Element	Definition	Attributes
	Services	of two or more people.	• Software Currency: N/A
2.3.10.	Video Conferencing Services	“Video Conferencing Services” means services that facilitate the audio and video transmissions of two or more people over either dedicated audio-visual equipment or publicly switched equipment.	• Refresh Cycle: N/A • Software Currency: N/A
2.3.11.	Web Conferencing Services	“Web Conferencing Services” means means services that facilitate the audio and video transmissions of two or more people over the Internet or intranet using publicly switched equipment.	• Refresh Cycle: N/A • Software Currency: N/A
2.4.	External Storage	N/A
2.4.1.	DASD (Direct Access Storage Device)	“DASD” means a device used to store, read and or write data on on-line magnetic medium (e.g., disks) that is access directly by a server.	• Enterprise server connected • Refresh Cycle: * • Software Currency: n/a
2.4.2.	Tape Device

“Tape Device” is a device used to read and/or write data to magnetic tapes, and may include virtual tape. Tape Devices include tape robots, which are mechanical handlers capable of storing multiple pieces of removable media and loading and unloading them from one or more drives in arbitrary order in response to electronic commands.

• NoAm Refresh Cycle: * (subject to Equifax business requirements to maintain compatibility with * legacy tape hardware) • EUR Refresh Cycle: * • Software Currency: n/a
2.4.3.	Optical Disk Device	“Optical Disk Device” means a device used to read and/or write data to optical disks.	Not in the Scope Models as of the Commencement Date
2.4.4.	SAN (Storage Area Network)

“SAN” means a high-speed special-purpose network (or sub-network) that interconnects different kinds of data storage devices with associated data servers on behalf of a larger network of users.  A SAN may be clustered in close proximity to other computing resources such as Enterprise Servers or may extend to remote locations for backup and archival storage using wide area network carrier technologies such as asynchronous transfer mode or Synchronous Optical.

• Refresh Cycle * • Software Currency: n/a

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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Reference	Element	Definition	Attributes

3.                                       ENABLING ELEMENTS

3.1.	Middlebox	N/A
3.1.1.	Router

“Router” means a networking device or a router card within a switch that transmits data to multiple network connected devices and that provides Layer 1, Layer 2, and Layer 3 functionality (as defined by the OSI Reference Model).

• Refresh Cycle: * • Software Currency: most current maintenance * • May be * Provided
3.1.2.	LAN Switch	“LAN Switch” means a networking device that transmits data to multiple network connected devices that primarily provide Layer 2 functionality (as defined by the OSI Reference Model).	• Blades • Refresh Cycle: None • Software Currency: most current maintenance *
3.1.3.	LAN Hub	“LAN Hub” means a networking device that transmits data to multiple network connected devices and that primarily provides Layer 1 functionality (as defined by the OSI Reference Model).	• Refresh Cycle: * • Software Currency: most current maintenance *
3.1.4.	FEP

“FEP” or “Front-End Processor” means a device that is connected to an Enterprise Application Server that manages the routing of data between such Server and input and output devices.  A Front End Processor includes network interfaces.

• Refresh Cycle: * • Software Currency: most current maintenance *
3.1.5.	VPN Concentrator	“VPN Concentrator” means a network appliance that uses IP protocols to host a secure network for authorized users on either privately or publicly owned equipment and infrastructure.	• Refresh Cycle: * • Software Currency: most current maintenance *
3.1.6.	Facsimile Gateway

“Facsimile Gateway” means a server that facilitates the transmission of hard copy materials though the switched phone system and the reprinting of the transmission at the place of receipt.  A Facsimile Gateway includes the CPU, memory, related peripherals, and network interfaces.

• Refresh Cycle: * • Software Currency: most current maintenance *
3.1.7.	PAD	“PAD” or “Packet Assembler/Disassembler” is a device that interfaces between an X.25 network and an asynchronous device (e.g., a personal computer). A PAD includes the network interfaces.	• Refresh Cycle: * • Software Currency: most current maintenance *
3.1.8.	Cache	“Cache” is an integrated system that (a) is between a web hosting server and the users who access such server and (b) hosts internet content at geographically disperse locations.	• Refresh Cycle: * • Software Currency: most current maintenance *
3.1.9.	Terminal Controller	“Terminal Controller” means a device that interfaces between asynchronous	• Refresh Cycle: * • Software Currency: most current

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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Reference	Element	Definition	Attributes
		and or a synchronous devices and a LAN or a serial connection. A Terminal Controller includes the network interfaces.	maintenance *
3.1.10.	Interconnect Controller	“ Interconnect Controller” means a device that interfaces between an Enterprise Server and one or more LANs (e.g., an IBM 3172). An Interconnect Controller includes the network interfaces.	• Refresh Cycle: * • Software Currency: most current maintenance *
3.1.11.	Security Device	“Security Device” means a device that prevents unauthorized access to a network such as firewall servers and challenge response units. A Security Device includes the network interfaces.	• Refresh Cycle * • Software Currency: n • *, *
3.1.12.	Intrusion Detection Device

“Intrusion Detection Device” means a device that monitors and analyzes user and system activities and configuration to detect unauthorized access to a network or other attacks designed to adversely affect the performance of the network or systems connected to such network.  An Intrusion Detection Device includes the NIC.

• Feature or component of the LAN Switch • Refresh Cycle: * • Software Currency: n
3.1.13.	Gateway	“Gateway” means a device that converts from one form of telecommunications media (e.g., WAN to LAN) and/or from one protocol to another (e.g., Async to SNA).	• Refresh Cycle: * • Software Currency: N/A
3.1.14.	Load Balancers	“Load Balancers” means a device that intelligently directs TCP/IP traffic across multiple servers in manner that seeks to manage the level of demand on each of the applicable servers.	• Refresh Cycle: * • Software Currency: most current maintenance *
3.1.15.	Naming Server

“Naming Server” means an Infrastructure Server that centrally supervises and manages the automatic assignment and distribution of DNS addresses to devices attached to a network, and includes network interfaces.

• Refresh Cycle: EUR: *; CAN & US: * • Software Currency: *
3.1.16.	Addressing Server

“Addressing Server” means an Infrastructure Server that centrally supervises and manages the automatic assignment and distribution of DHCP addresses to devices attached to a network, and includes network interfaces.

• Refresh Cycle: EUR: 4 yrs; CAN & US: * • Software Currency: *
3.1.17.	Proxy Server

“Proxy Server” means a server that sits between a client application, such as a web browser, and a real server. It intercepts all requests to the real server and provides the ability to authenticate users and deny access to computers,

• Refresh Cycle: * • Software Currency: * * Uses reverse proxies

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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Reference	Element	Definition	Attributes

URLs and IP Addresses.  Proxy Servers include reverse proxies, which are used to abstract the web server from the client for security reasons, as opposed to abstracting the client from the Internet for outbound browsing.

3.1.18.	Terminal Server	Terminal Server means a computer or controller that connects multiple terminals to a network or host computer.	• Refresh Cycle: * • Software Currency: * • Includes print servers at * and * Service Locations
3.1.19.	IBM Series 1

“IBM Series 1” means a general purpose system marketed by IBM under this name that offers both communications and sensor-based capabilities and enables users to attach a large number and variety of input and output units, including custom-built devices for special applications.  The Series/1 includes data processing units, fixed disk storage, diskette units, printer, a display station, a sensor Input/Output unit, an I/O expansion unit to attach additional devices, various communications features, and OEM attachment features.

• Refresh Cycle: * • Software Currency: most current maintenance *
3.2.	Link and Link Devices	N/A
3.2.1.	WAN Circuit

“WAN Circuit” means a physical (i.e., not logical or virtual) telecommunications connection that is between two client buildings or between a client building and a point of presence of a third party and the logical voice or data communications circuit or path (i.e., PVC) used to carry voice, video and/or data signals across the physical connection.

• Type of Circuit: includes frame relay, point-to-point, VPN, ISDN • Redundancy varies by circuit to include reroute, dial, * • Refresh Cycle: N/A • Software Currency: N/A • May be * Provided
3.2.2.	MAN Circuit

“MAN Circuit” means a physical (i.e., not logical or virtual) telecommunications connection that is used to carry voice, video and/or data signals between two client buildings located in the same metropolitan area or between a client building and a building of a third party located in the same metropolitan area and the logical voice or data communications circuit or path (i.e., PVC) used to carry voice, video and/or data signals across the physical connection.

• Type of Circuit: includes frame relay, point-to-point, VPN, ISDN • Redundancy varies by circuit to include reroute, dial, * • Refresh Cycle: N/A • Software Currency: N/A

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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Reference	Element	Definition	Attributes
3.2.3.	Voice Circuit	“Voice Circuit” means a circuit used to carry one or more telephone conversations or analog data.	• Refresh Cycle: N/A • Software Currency: N/A
3.2.4.	VPN Tunnel	“VPN Tunnel” means a secure connection that uses IP as its communications protocol.	• Refresh Cycle: N/A • Software Currency: N/A
3.2.5.	LAN Cabling	“LAN Cabling” means a cable or fiber used to carry voice, video or data signals over a LAN.	• Refresh Cycle: N/A • Software Currency: N/A
3.2.5.1.	Vertical Cabling	“Vertical Cabling” means cabling between two floors of a facility.	• Fiber or wire • Refresh Cycle: N/A • Software Currency: N/A
3.2.5.2.	Horizontal Cabling

“Horizontal Cabling” means cabling between (i) a wiring closet in a building or campus and (ii) a wall-plate, hub, switch, router, telephone handset, PBX, voice mail system, fax or other device at such building or campus.

• Fiber or wire • Refresh Cycle: N/A • Software Currency: N/A
3.2.6.	Modem	“Modem” means a device that enables a terminal or computer to communicate across a telephone line, including modem banks.	• Type: * and * • Refresh Cycle: N/A • Software Currency: N/A • May be * Provided • Includes a * modem bank located at the * Location that provides personnel * access to the Equifax *
3.2.7.	CSU/DSU (Channel Service Unit/ Data Service Unit)	“CSU/DSU” means a hardware device that interfaces between telco or in house circuit and a WAN DTE device.	• Refresh Cycle: * • Software Currency: N/A • May be * Provided
3.2.8.	PSU (Port Sharing Unit)	“PSU” means a device that attaches between digital terminal equipment and a network that enables each port on such equipment to connect to multiple asynchronous devices.	• Refresh Cycle: * • Software Currency: N/A
3.2.9.	Link Encryptor	“Link Encryptor” means a device that is used to create a secure connection on a point to point or dial up network.	• As of the Commencement Date, all are * Provided • Refresh Cycle: N/A • Software Currency: N/A
3.2.10.	Channel Extender

“Channel Extender” means a device used with Enterprise Application Servers to increase the maximum communication distances between channel-connected Enterprise Application Servers, or between an Enterprise Application Server and peripheral devices.

• Refresh Cycle: * • Software Currency: N/A

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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Reference	Element	Definition	Attributes
3.2.11.	Balun (BALanced/UNbalanced)

“Balun” means a device that connects (i) a line in which the impedance of each signal is equal to (ii) a line in which the impedance of each signal is not equal (e.g., connecting a twisted pair to a coaxial cable).

• Refresh Cycle: * • Software Currency: N/A
3.2.12.	Multiplexer	“Multiplexer” means a device that merges several low-speed transmissions into one high-speed transmission and vice versa.	• Refresh Cycle: * • Software Currency: N/A
3.2.13.	Fiber Mux	“Fiber Mux” means a multiplexer device that consolidates several transmission streams into one optical transmission stream and vice versa.	• Refresh Cycle: * • Software Currency: N/A
3.2.14.	Internet Access	“Internet Access” means any dedicated connection (e.g., *) from a specific location to an Internet access provider or an Internet Point of Presence.	• * • Refresh Cycle: * • Software Currency: N/A • May be * Provided
3.3.	Environmental Equipment
3.3.1.	Backup Generator	“Backup Generator” means a device that supplies power to a computer or other electrical equipment on a continuous basis when electricity from the primary power source is lost or degraded.	• Not in the Scope Models as of the Commencement Date. • Refresh Cycle: N/A • Software Currency: N/A
3.3.2.	Facility UPS

“UPS” means a device that is part of the facilities infrastructure supplies power to a computer or other electrical equipment on a temporary basis when electricity from a primary power source is lost or degraded.

• Not in the Scope Models as of the Commencement Date. • Refresh Cycle: N/A • Software Currency: N/A
3.3.3.	Portable UPS	“UPS” means a portable device that supplies power to a computer or other electrical equipment on a temporary basis when electricity from a primary power source is lost or degraded.	• Approximately * kva or less, except in * where the * is larger and not portable • Refresh Cycle: Batteries to be replaced * to maintain required level of charge • Software Currency: N/A
3.3.4.	HVAC	“HVAC” means devices that control temperature, humidity, air cleanliness and air motion within a physical space.	• Refresh Cycle: N/A • Software Currency: N/A
3.3.5.	Equipment Rack	“Equipment Rack” means a cabinet that holds IT infrastructure devices (e.g., routers, servers).	• Refresh Cycle: N/A • Software Currency: N/A
3.3.6.	KVM Switch	“KVM Switch” means a switchbox used to control multiple computers or other devices from a centrally located console.	• Refresh Cycle: N/A • Software Currency: N/A

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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Reference	Element	Definition	Attributes
3.3.7.	Electrical	“Electrical” means access to electricity sources and a means for distributing electricity.	• Refresh Cycle: N/A • Software Currency: N/A
3.4.	* Provided

“* Provided” as a Span collector is used to designate instances of certain Enabling Elements that are provided by an *.  Generally these Elements are used to facilitate the sending/receiving of data to/from Equifax.

Refresh and Software Currency is determined by the relevant *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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Reference	Element	Definition	Attributes

4.                                       SOFTWARE ELEMENTS

4.1.	Platform Software

“Platform Software” means System Software (including the supporting documentation, media, on-line help facilities, tutorials, device drivers, access methods and embedded application developer tools) that perform tasks basic to the functioning of equipment and which are required to operate other software.  If programs and programming supporting the Services are not Infrastructure Software, or Applications Software, they shall be deemed to be Platform Software.  Platform Software includes mainframe and mid-range server operating systems, other server operating systems, network operating systems, and database management systems.

4.1.1.	Operating Systems or O/S

“Operating Systems” or “O/S” means Platform Software that is the main control program of a computer device and manages communication between the hardware and other software, including scheduling tasks, managing storage, and handling communication with peripherals.

• Software Currency: *,, unless required by or specified otherwise in the Attributes of the associated Client, Server, Enabling or other Software Element.
EUR:  Desktop PC *, no more than * licensor supported O/S versions, which must comply with applicable Standards

4.1.2.	Database Manager

“Database Manager” means Platform Software that stores information in organized manner such that data can be added, updated and retrieved as individual items or queried in a structured manner.  The collection of data stored by the Database Manager is called a database.  Additionally the Database Manager maintains information called metadata which describes the schema or the organization and relationships between the individual data items.

• E.g., includes *, *, *, * and * server • Software Currency: *, unless required by or specified otherwise in the Attributes of the associated Client, Server, Enabling or other Software Element.
4.2.	Infrastructure Software

“Infrastructure Software” means System Software (including the supporting documentation, media, on-line help facilities, tutorials and embedded application developer tools) the primary purpose of which is to operate, monitor or control an IT environment.  Infrastructure Software includes systems utilities (including measuring and monitoring tools), data security software and telecommunications monitors.

4.2.1.	Application Server	“Application Server” means Infrastructure Software that handles all	• Includes e.g., *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-3-14

Reference	Element	Definition	Attributes

Application operations between users and an organization’s backend Applications or databases. Application Servers are typically used for complex transaction-based Applications. To support high-end needs, an Application Server also generally includes features for redundancy, monitors for high-availability, high-performance distributed application services and support for complex database access.

• Software Currency: *, unless specified otherwise by Client, Server, Enabling or other Software Element.
4.2.2.	Batch Processing Tool	“Batch Processing Tool” means Infrastructure Software that is used to manage and execute a series of non-interactive data processing jobs all at one time.	• Includes e.g., * for Enterprise Servers • Software Currency: *, unless specified otherwise by Client, Server, Enabling or other Software Element.
4.2.3.	Database Administration	“Database Administration” means Infrastructure Software used for configuring and controlling databases and the restructuring, back-up and restoring of data contained with the database	• Software Currency: determined by support requirements of the related Database Manager Software
4.2.4.	Diagnostic Tool	“Diagnostic Tool” means Infrastructure Software that assists operations or development personnel to investigate and perform problem determination and isolation.	• Software Currency: determined by support requirements of installed Operating System
4.2.5.	File Utility	“File Utility” means Infrastructure Application Software that provides functions for the viewing, back-up, restoration, copying , moving or manipulating of data and files.	• Software Currency: determined by support requirements of installed Operating System
4.2.6.	File Transfer

“File Transfer” means Infrastructure Software [ that is used to transmit data files to or from a computer system to one or more other computer systems, generally over telecommunications (LAN, MAN or WAN) facilities.

• Includes e.g., * • Software Currency: * or as otherwise needed to maintain compatibility with *.
4.2.7.	Messaging

“Messaging” (also known as business integration software) means Infrastructure Software that provides a communication mechanism to transmit data messages between applications on different platforms.  Messaging Software is intended to connect different computer systems, diverse geographical locations, and dissimilar IT infrastructures.

• Includes e.g., * •Software Currency: *, unless specified otherwise by Client, Server, Enabling or other Software Element.
4.2.8.	OL Transaction Processing	“OL Transaction Processing” means Infrastructure Software that facilitates and manages transaction-oriented Applications, typically for data entry and retrieval transactions.	• Includes e.g., * • Software Currency: at n, subject to maintaining compatibility with the Applications

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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Reference	Element	Definition	Attributes
4.2.9.	Output Management

“Output Management” means Infrastructure Software that controls the packaging and distribution of printed reports or maintains a structured repository of reports in electronic form and controls viewing access.

• Includes e.g., * • Software Currency: determined by support requirements of installed Operating System
4.2.10.	Query/Analysis/OLAP	“Query/Analysis/OLAP” means Infrastructure Software that enables a user to selectively extract, view and report data from different points-of-view.	• Includes e.g., * • Software Currency: *, unless specified otherwise by Client, Server, Enabling or other Software Element.
4.2.11.	Systems Management

“Systems Management” means Infrastructure Software that provides the ability to monitor, control and report on the computing and network infrastructure.  This includes tools that are used to automate processes including problem, incident, change, performance, capacity management.

• Includes e.g., *, * • Software Currency: determined by support requirements of installed Operating System
4.2.12.	Sort	“Sort” means Infrastructure Software that rearranges the sequence of individual records in data files.	• Includes e.g., * • Software Currency: determined by support requirements of installed Operating System
4.2.13.	Storage Management	“Storage Management” means Infrastructure Software that allows the monitoring and control of data storage devices, including identification of occupied and available space and its owners.	• Software Currency: determined by support requirements of installed Operating System and storage sub-systems
4.2.14.	Time Sharing

“Time Sharing” means Infrastructure Software that allows multiple remote users to access a shared computer system in a session-oriented manner.  Frequent uses are file editing, remote batch job entry, program development and testing and individual computing

• Includes e.g., * • Software Currency: determined by support requirements of installed Operating System
4.2.15.	Tape Utilities	“Tape Utilities” means Infrastructure Software that is used to manipulate data encoded on tapes, including modification and copying.	• Software Currency: determined by support requirements of installed Operating System
4.2.16.	Tape Management	“Tape Management” means Infrastructure Software that keeps track of and controls the inventory of tape media and may catalog the contents of selected units of media.	• Includes e.g., * • Software Currency: determined by support requirements of installed Operating System
4.2.17.	Quality Assurance /Test Tool

“Quality Assurance /Test Tool” means Infrastructure Software that control or assist in the process of testing infrastructure and/or programs, including test data generators, automated testing agents, test planners and result tracking tools.

• Includes e.g., *, Compuware • Software Currency: *
4.2.18.	VRU Software	“VRU Software” means Infrastructure Software which provides pre-recorded	• Software Currency: *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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Reference	Element	Definition	Attributes

human or computer generated voice instructions and responses to DTMF encoded telephony inquiries under the direction of specialized scripts that access data stored on the host server or on a computer other than the host.

• US & CAN: * ACIS programming that sends commands to the VRU is retained *
4.2.19.	Voice Recognition

“Voice Recognition” means Infrastructure Software that provides the ability to communicate information to a user using telephony based devices by recognizing the spoken word in lieu of DTMF interpretation.  Like VRU software, Voice Recognition Software also provides pre-recorded human or computer generated voice instructions and responses to telephony inquiries under the direction of specialized scripts that access data stored on the host server or on a computer other than the host.

• Software Currency: *
4.2.20.	FAX

“FAX” means Infrastructure Software that allows the reception and transmission of facsimile documents on a server (e.g., Facsimile Gateway).  Frequently this Software provides routing of inbound facsimile documents through the use of DNIS or other mechanisms.

• Software Currency: *
4.2.21.	Citrix

“Citrix” means Infrastructure Software that executes Windows Applications at a central location and allows access to them from remote locations by transmitting only the users’ input and the systems presentation layer response.

• Software Currency: *
4.2.22.	Call Management System

“Call Management System” (or “CMS”) means Infrastructure Software that provides information and management tools to monitor and analyze the performance of call center operations.  CMS provides real-time and historical management reports and enables call center supervisors to analyze the performance of agents and statistics for specific call groups.

• Software Currency: *
4.2.23.	Global Dialer	“Global Dialer” means Infrastructure Software that allows a user to connect to the internet via an ISP using a analog or IDSN subscriber line or extension .	• Software Currency: *
4.2.24.	Anti-Virus

“Anti-Virus” means Infrastructure Software that monitors for, scans, detects, quarantines and removes Viruses (as defined in Section 2 of the Agreement).  Anti-Virus Software includes virus signature files.

• Software Currency: n for signature files and n-1 for the core Software • * on Distributed Application Servers, Infrastructure Servers and Desktop PCs

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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Reference	Element	Definition	Attributes
4.2.25.	Security - General

“Security – General” means Infrastructure Software that enables controlled sharing of computers and data through administrative tools, automatic logging facilities, and reporting and monitoring capabilities.  Typically can be used to control user access and entitlements, identifies and authenticates users, determines the resources to which the user is authorized, and logs and reports attempts to get access to protected resources by unauthorized users.  The Security — General Element does not include *.

• Software Currency: n • * for Enterprise Servers

4.2.26.	Security *

“Security * means the Infrastructure Software that is licensed by Computer Associates under this name, which enables controlled sharing of computers and data, with administrative tools, automatic logging facilities, and extensive reporting and online monitoring capabilities and features that prevent accidental or deliberate destruction, modification, disclosure and/or misuse of computer resources.  * controls user access and entitlements, monitors unauthorized attempts to access resources (which are automatically denied and logged) and authorized use of sensitive resources.

• Software Currency: n *
4.2.27.	* SAM

* or ,” means the * that performs certain security functions in both online and offline (batch) modes.  As of the Commencement Date, * is utilized to establish a users acid base, house personal information of Equifax employees, contractors and suppliers, track contractors and vendors, administer * Application security, administer * Application security, administer basic * security shell records, administer employee terminations and transfers, and fraud investigation.  The * system production batch processes * run * to update the * online region with employee personnel information from HR and produce

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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Reference	Element	Definition	Attributes
* reports.
4.2.28.	Security Exits

“Security Exits” means Infrastructure Software that interfaces to * Security-TSS and authenticates access and entitlements to users of certain Software via the implementation of custom programming in the security and other exits of such Software.

• Software Currency: to maintain compatibility with the Operating System, *, and the Software for which it is an exit.
• The Software in which these exits are embedded is identified in the * under this Element

4.2.29.	Application Developer Tools

“Application Developer Tools” means Infrastructure Software the primary purpose of which is to assist in the create of software programs and programming, such as development environments, compilers, debuggers, and editors.  “Application Developer Tools” do not include application-specific developer tools embedded in Application Software.

• Software Currency: *
4.2.30.	Load Libraries

“Load Libraries” means the contents of the OS/390 executable program libraries containing custom developed programs and routines that have been developed to adapt certain Equifax Applications to allow the use of Systems Software other than the Systems Software for which such Equifax Applications have been implemented.

• Software Currency: N/A
4.2.31.	Other IS	“Other IS” means all other Infrastructure Software that is not identified in one of the specific Infrastructure Software categories above.	• Software Currency: *, , unless specified otherwise by Client, Server, Enabling or other Software Element.
4.3.	Applications Software

“Applications Software” has the meaning provided in Section 2 of the Agreement.  Applications Software includes supporting documentation, media, on-line help facilities, tutorials and embedded application developer tools.

4.3.1.	MS Office

“MS Office” means the Applications Software that is a suite of desktop personal office productivity Applications licensed by MicroSoft Corp.  Designation of MS Office as “Equifax Owned” refers to those works created by Equifax using the capabilities of the MS Office products (e.g., Access databases)

• EUR: Desktop PC - no more than * licensor supported versions, which must comply with applicable Standards
4.3.2.	Email/Groupware	“Email/Groupware” means Applications Software the primary purpose of which is to manage (i) the distribution of electronic messages, including receipt, delivery, and prioritization, and/or (ii)	• * or * • EUR: Software Currency: * • CAN & US: Software Currency: *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-3-19

Reference	Element	Definition	Attributes

the use of groupware programs that facilitate information sharing, including through databases and workflows.  Designation of Email/Groupware as “Equifax Owned” refers to those works created by Equifax using the capabilities of the Email/Groupware products (e.g., databases and work flows).

4.3.3.	DMS	“DMS” means the Application Software defined as such in Schedule B.
4.3.4.	FIN *	“FIN *” means the Application Software defined as such in Schedule B.
4.3.5.	HR *	“HR *” means the Application Software defined as such in Schedule B.
4.3.6.	Images	N/A	N/A
4.3.6.1.	Legacy Images	“Legacy Images” means those Software images in use on the Desktop PC Platform as of the Commencement Date and until the deployment of the Standard Images.
4.3.6.2.	Standard Images

“Standard Images” means the Software image the Parties agree shall be the standard images in use on the Desktop PC Platform following Transition, which may be amended through the Change Management Process.  The Standard Images consist of (i) core images for desktops; (ii) core images for notebooks; (iii)  pre-defined Software packages based on line of business requirements; and (iv) unique Software requirements.

• UK & IRE: Up to * Standard Image core for each of desktops and notebooks in concurrent use • NoAm & SPA: Roll-out of Standard Images is not * in *
4.3.7.	Image Content	“Image Content” means the Software comprising the Legacy Images and Standard Images.
4.3.8.	Other AS	“Other AS” means all other Applications Software that is not identified in one of the specific Applications Software categories above.	Software Currency: As needed to support Equifax business requirements
4.4.	Equifax Owned	“Equifax Owned” means a Software Element that is owned by (rather than licensed to) Equifax.
4.5.	Third Party	“Third Party” means a Software Element that is not Equifax Owned. This category includes Software owned by or licensed to IBM.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-3-20

EXHIBIT A-4

INTERACTION MODELS

The attachments hereto set forth interaction models the Parties have developed and agreed to follow to guide their interactions in certain key areas.  The interaction models shall be considered to be operational documents, which may be revised by mutual written agreement of the IBM Global Project Executive and the Equifax Global Program Manager without the need for a formal amendment of the Agreement.

A-4-1

Legal and Regulatory Compliance						Exhibit A-4-1

Equifax			Receive Report		Provide Additional Input Regarding Implementation of Compliance
Interaction				IBM Must Report	EFX May Provide
IBM	2.1	*	Create Compliance Implementation Report	Report on Implementation of Compliance Requirements	*	Incorporate Specific Solution into the Compliance Portfolio

Legal and Regulatory Compliance							Exhibit A-4-1

Equifax	Legal or Regulatory Requirement Applicable to the Equifax Bsns	Determine Compliance Requirements and Policies	Summary of Compliance and Requirements and Policies		Receive Compliance Status Report	Provide Additional Operational Data, If Necessary
Interaction			EFX Must Provide		IBM Must Report	EFX May Supply
IBM			Identify Operational Data to Document Compliance Status	Collect Required Operational Compliance Data	Describe State of Compliance with Supporting Data	Implement Compliance Requirements	Test Compliance Solution	2.1

EXHIBIT A-5

SERVICES LOCATIONS

The Services Locations as of the Execution Date are set out by Country Location in the Attachments hereto.

IBM is responsible for the accuracy of the information contained in the Attachments to this Exhibit to the extent the locations are ones at which IBM was providing services prior to the Execution Date under the then existing outsourcing services agreement.

Equifax is responsible for the accuracy of the information contained in the Attachments to this Exhibit to the extent the locations are ones at which IBM was not providing services prior to the Execution Date under the then existing outsourcing services agreement.

A-5-1

Interaction Model	Attachment A-4-3
Name
Third Party Contract Management
Purpose

Describes the interactions between the Actors to establish responsibility for the management and administration of, and compliance with, Equifax contracts with third party providers whose products (hardware and software) and services are required by IBM for its provision of the Services in cases where the contract is not being formally assigned to IBM.

Actors
Name	General Description of Role
Equifax

Equifax is the signatory to contracts with third parties for resources (hardware, software and/or services) required by IBM for its provision of the Services.  Equifax’s role is to identify and communicate to IBM the contractual legal and regulatory requirements that apply specifically to the Equifax Business, and with respect to which Equifax’s compliance will depend, in part, on IBM performing relevant portions of the Services in a manner that will not cause Equifax to be non-compliant.  Equifax’s role is to develop corporate compliance policies describing the policies and procedures to be followed to comply with such requirements and to communicate such compliance policies in writing to IBM to the extent they are pertinent to IBM’s performance of the Services.  Equifax is also responsible for enriching operational data and providing implementation guidelines to IBM upon request.

IBM

Responsible for management of the services provided under the third party contract, provider of operational information relevant to compliance with the terms of the contract and under certain circumstances responsible for compliance with the terms of the contract.

ATTACHMENT A-5-1
SERVICES LOCATIONS - CANADA

Location Type	Location Purpose	Address
Service Provider (IBM)	Data Center	*
Service Provider (IBM)	Disaster Recovery Site	*
Service Provider	Disaster Recovery Site	*
Equifax Location	Call Center	*
Equifax Location / Service Provider	* Montreal	*
Equifax Location	Equifax Canada	*
Equifax Location	Equifax Corporate	*
Service Provider	* Call Center	*
Service Provider	* Call Center	*
Service Provider	*	*
Equifax Location	Equifax - Burnaby	*
Equifax Location	Equifax - Ottawa	*
Equifax Location	Equifax - Halifax	*
Equifax Location		*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-1-1

Location Type	Location Purpose	Address
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*
External Customer	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-1-2

ATTACHMENT A-5-2
SERVICES LOCATIONS - SPAIN

Location Type	Location Purpose	Address
Service Provider (IBM)	Data Center	*
Service Provider	Mainframe and Disaster Recovery Site	*
Equifax Location	Equifax Iberica, S.L. - Corporate	*
Equifax Location	Equifax Barcelona	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-2-3

ATTACHMENT A-5-3
SERVICES LOCATIONS - UK

Location Type	Location Purpose	Address
3rd Party Provider	*	*
3rd Party Provider	*
3rd Party	* Service Provider	*
Equifax	Equifax – London Corporate office	*
Equifax	* Information Technology Centre	*
IBM	Equifax – Mainframe Data Centre	*
IBM	IBM Back Up Site	*
IBM	IBM	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-3-4

ATTACHMENT A-5-4
SERVICES LOCATIONS - US

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-4-5

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-4-6

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-4-7

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-4-8

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-4-9

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-4-10

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-4-11

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-4-12

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-4-13

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-4-14

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-4-15

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-4-16

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-4-17

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-4-18

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-4-19

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-4-20

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-4-21

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-4-22

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-4-23

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-4-24

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-4-25

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-4-26

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-4-27

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-4-28

*

Location Type	Location Purpose	Address

Customer
Customer
Customer

Customer

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-4-29

Location Type	Location Purpose	Address

Customer

Customer

Customer

Customer

Customer

Customer

Customer
Customer

3rd Party

Customer

A-5-4-30

Location Type	Location Purpose	Address

Customer

Customer

Customer

Customer

Customer

Customer

A-5-4-31

Location Type	Location Purpose	Address
Customer
Customer*
Customer
Customer

Customer
Customer
Customer

Customer

Customer
Customer

Customer

A-5-4-32

Location Type	Location Purpose	Address

Customer

Customer

Affiliate

Affiliate

Customer

Customer

Affiliate

Customer

Customer

Customer*
Customer
Affiliate

A-5-4-33

Location Type	Location Purpose	Address
EFX Office	Dealer Marketing (DM Services)

Customer

Customer

Customer
Customer

Customer*

Customer
Customer

Customer

Customer

Customer

Customer

EFX Office	EFX - Birmingham
EFX Office	EFX - Brea
EFX Office	EFX - CDC New York
EFX Office	EFX - CDC Zephyr Cove
EFX Office	EFX - Charlotte
EFX Office	EFX - Conway
EFX Office	EFX - Denver
EFX Office	EFX - ECIS (Metarie)
EFX Office	EFX - Gibbsboro
EFX Office	EFX - Hammond
EFX Office	EFX - HOST PRI (ISDN)
EFX Office	EFX - Houston
EFX Office*	EFX - Italy (aka Equifax Rome)*
EFX Office	EFX - Knoxville - Choice Data (48 MEG)

A-5-4-34

Location Type	Location Purpose	Address
EFX Office	EFX - Lombard Primary
EFX Office	EFX - Montvale
EFX Office	EFX - Naviant (Prod)
EFX Office	EFX - Naviant miami
EFX Office	EFX - New York - Sales
EFX Office	EFX - Newark
EFX Office	EFX - Orlando
EFX Office	EFX - Southfield
EFX Office*	EFX - Spain*
EFX Office	EFX - Tech Services TEST BRI (ISDN)
EFX Office	EFX - Tinton Falls
EFX Office*	EFX - Uruguay*
EFX Office	EFX - Woburn
Customer
Customer

Customer

Customer

Customer

Customer
Customer
Customer

Customer

Customer

A-5-4-35

Location Type	Location Purpose	Address
Customer

Customer

3rd Party

Customer
Customer

Customer

Customer
Customer

Customer
Customer

Customer

Efx Procssing	GRID - IBM eBHC - Atlanta (PROD)
Efx Procssing	GRID - IBM eBHC - Sterling (DR)
Efx Procssing	GRID - River Green
GTE Data Services
Hancock Bank

A-5-4-36

Location Type	Location Purpose	Address

Customer

Customer
Customer

Customer
Customer

Customer*
Customer*

Customer

Customer
Customer

Customer

Customer

Customer*

Customer

A-5-4-37

Location Type	Location Purpose	Address
Customer

Customer

Customer

Customer

Customer

Customer

Customer

Customer

Customer

Customer

Customer

A-5-4-38

Location Type	Location Purpose	Address

Customer

Customer

Customer

Customer

Customer
Customer
Customer

Customer

Customer

Customer

Customer

A-5-4-39

Location Type	Location Purpose	Address

Customer

Customer

Customer

Customer*

Customer

Customer
Customer
Customer

A-5-4-40

Location Type	Location Purpose	Address

3rd Party
3rd Party
EFX Processing Center	Test Router in Y2K Lab

Customer
Customer
Customer

Customer
Customer
Customer
Customer

3rd Party

Customer
Customer
Customer

A-5-4-41

Location Type	Location Purpose	Address
Customer
Customer
Customer
Customer
Customer

Customer
Customer

Customer

Customer

Customer

Customer

* These Services Locations are * connections that are monitored and managed *.

A-5-4-42

ATTACHMENT A-5-5
SERVICES LOCATIONS - IRELAND

Location Type	Location Purpose	Address
Equifax	Equifax Database Company Ltd	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

A-5-5-43

SCHEDULE B - SERVICE LEVELS

TO

AGREEMENT FOR OPERATIONS SUPPORT SERVICES

BY AND BETWEEN

EQUIFAX INC.

AND

INTERNATIONAL BUSINESS MACHINES CORPORATION

SCHEDULE B

Service Levels

1.

INTRODUCTION.

2.	DEFINITIONS.

	2.1	Certain Definitions.

	2.2	Other Defined Terms.

3.	SERVICE LEVEL METHODOLOGY.

	3.1	General.

	3.2	Performance Monitoring, Reporting and Management.

	3.3	Measurement Tools.

	3.4	Measurement and Reporting.

	3.5	Service Level Codes.

	3.6	Multiple Service Level Conditions and Multiple Month Measurement Periods.

	3.7	Service Level Defaults.

	3.8	Excusable Failure to Meet Service Levels.

	3.9	Service Level Credit Earn-back.

4.	SERVICE LEVEL CREDITS

	4.1	Designation of Critical Service Levels.

	4.2	Modification of Weighting Factors.

	4.3	Service Level Credits.

5.	MODIFICATION OF SERVICE LEVELS.

	5.1	Expectation of Continuous Improvement.

	5.2	Automatic Annual Improvement in Service Levels.

	5.3	Annual Review.

	5.4	Addition and Deletion of Service Levels.

TABLE OF EXHIBITS AND ATTACHMENTS:

Exhibit B-1: Service Levels – Canada
Attachment B-1-1:	Performance Standards
Attachment B-1-2:	Critical Service Levels
Attachment B-1-3:	Service Request Classifications and Completion Time Requirements
Attachment B-1-4:	Problem Resolution Notification Process
Attachment B-1-5:	Severity Level Classification

B-ii

Attachment B-1-6:	Customer Satisfaction Survey Procedures
Attachment B-1-7:	Pre-Commencement Date Service Levels

Exhibit B-2: Service Levels – Spain
Attachment B-2-1:	Performance Standards
Attachment B-2-2:	Critical Service Levels
Attachment B-2-3:	Service Request Classifications and Completion Time Requirements
Attachment B-2-4:	Problem Resolution Notification Process
Attachment B-2-5:	Severity Level Classification
Attachment B-2-6:	Customer Satisfaction Survey Procedures
Attachment B-2-7:	Pre-Commencement Date Service Levels

Exhibit B-3: Service Levels – UK
Attachment B-3-1:	Performance Standards
Attachment B-3-2:	Critical Service Levels
Attachment B-3-3:	Service Request Classifications and Completion Time Requirements
Attachment B-3-4:	Problem Resolution Notification Process
Attachment B-3-5:	Severity Level Classification
Attachment B-3-6:	Customer Satisfaction Survey Procedures

Exhibit B-4: Service Levels – US
Attachment B-4-1:	Performance Standards
Attachment B-4-2:	Critical Service Levels
Attachment B-4-3:	Service Request Classifications and Completion Time Requirements
Attachment B-4-4:	Problem Resolution Notification Process
Attachment B-4-5:	Severity Level Classification
Attachment B-4-6:	Customer Satisfaction Survey Procedures
Attachment B-4-7:	Pre-Commencement Date Service Levels

Exhibit B-5: Service Levels – Ireland
Attachment B-5-1:	Performance Standards
Attachment B-5-2:	Critical Service Levels
Attachment B-5-3:	Service Request Classifications and Completion Time Requirements
Attachment B-5-4:	Problem Resolution Notification Process
Attachment B-5-5:	Severity Level Classification
Attachment B-5-6:	Customer Satisfaction Survey Procedures

B-iii

1.                                      INTRODUCTION.

This Schedule B sets forth the Service Levels that IBM is required to meet or exceed in performing the Services.  This Schedule also describes the methodology for calculating Service Level Credits that will be provided to Equifax by IBM if IBM fails to meet any Service Levels designated as Critical Service Levels.

The principal purpose of the Service Levels is to provide a mechanism for the Parties to assess the degree to which the Services meet the needs of the Equifax Business and to realign the Services with the Equifax Business as it changes and as its needs and priorities change and evolve over time.

During the Term, new Service Levels may be added or substituted by the Parties in order to achieve a fair, accurate, and consistent measurement of IBM’s performance of the Services.  For example, such additions or substitutions may occur in conjunction with changes to the technology environments managed by IBM and the introduction of new applications.  Where the changes to the technology environments managed by IBM are made via a replacement, successor or upgrade of existing technology, there shall be a presumption (subject, if appropriate, to an initial Baselining Period) of equivalent or improved performance.  It is also the expectation of the Parties that the Service Levels will be improved over time as described in Section 5.

2.                                      DEFINITIONS.

2.1                               Certain Definitions.

The following capitalized terms used in this Schedule B and its Exhibits shall have the meanings given below.

(a)                                  “Abandon Rate” means, for live telephone calls to the Service Desk during a calendar month (i.e., excluding contacts received via HelpNow, or facsimile), the percentage of such calls: (i) that are not answered by a Service Desk agent responsible for problem resolution efforts after the caller selects the option on the voice response unit to speak to a Service Desk representative; and (ii) that are subsequently terminated by the caller or in which the caller is directed to leave a voicemail without speaking to a live Service Desk representative.

(b)                                 “Amount at Risk” means, for any calendar month during the Term, the amount equal to * (* %) of the aggregate charges payable in the affected Country Location by Equifax under the Agreement corresponding to such month (*).

(c)                                  “Application Response Time” means the elapsed time to process a measured transaction * , measured as the elapsed time between the moment when a transaction is * and the moment that such transaction is *.

(d)                                 “Availability” of particular equipment, software, services or data is the extent to which such equipment, software, services and data are actually Available for Use by * during the Scheduled Uptime for such equipment, software, services and data, including where Available for Use through redundancy in the equipment, software, services and data being measured.  Availability shall be expressed as a percentage, by subtracting aggregate Downtime for the calendar month from the aggregate Scheduled Uptime for such

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

month, and expressing the result as a percentage of the aggregate Scheduled Uptime for such month (i.e., Availability % = ((aggregate Scheduled Uptime - aggregate Downtime) / aggregate Scheduled Uptime) x 100).

(e)                                  “Available for Use” shall mean the ability of equipment, software, services and data, which are used to provide the IT Services and for which IBM is responsible, to be utilized in accordance with normal operations (including applicable equipment and software specifications and committed levels of service) and without degradation of performance.

(f)                                    “Average Speed of Answer” means, for all live telephone calls to the Service Desk during a calendar month (i.e., excluding contacts received via HelpNow, or facsimile), the average elapsed time in seconds between: (i) the end user’s selection of the option on the voice response unit to speak to a Service Desk agent; and (ii) the moment that such call is answered by a live agent responsible for receiving such call.  The Average Speed of Answer Service Level shall be measured *.

(g)                                 “Backbone LAN Failure Rate” means the aggregate number of Backbone LAN Failure Events detected by or reported to IBM per calendar month at each Equifax Site hosting Application Server(s).  A “Backbone LAN Failure Event” means a Problem with the network infrastructure * between and among, and including, LAN switches at such Equifax Site.

(h)                                 “Baselining Period” has the meaning given in Section 3.5(d)(i).

(i)                                     “Business Day” means Monday through Friday from * to * , local time, excluding holidays observed by Equifax.

(j)                                     “Blocked” means the return of a busy signal to a user, or a failure to connect a call to the intended recipient, on a voice network, each that is due to a failure for which IBM is responsible under the Agreement.

(k)                                  “Change Control Process” has the meaning given in the Agreement.

(l)                                     “Change Management Timeliness Rate” means, for all Changes that are required to be performed through the Change Management Process, the percentage of such Changes that IBM performs within the timeframe set out in the applicable Change Management procedures.

(m)                               “Change Success Rate” means, for all Changes that are required to be performed in accordance with the Change Management Process, the percentage of such Changes that are performed correctly and without the need to perform the fall-back procedures (*), and within the applicable timeframes.

(n)                                 “Chargeback Information Errors” means, for the data required to be sent to Equifax to enable Equifax’s accurate chargeback of IBM’s charges (*) during the applicable invoice period, the number of errors made by IBM in the applicable IBM invoice.

(o)                                 “Circuit” means for purposes of this Schedule B only, the network connection commencing with and including the host data communications equipment

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(*) and termination at and including the remote data communications equipment (*).

(p)                                 “Commencement Date” has the meaning given in the Agreement.

(q)                                 “Commercially Reasonable Efforts” has the meaning given in the Agreement.

(r)                                    “Contract Year” has the meaning given in the Agreement.

(s)                                  “Critical Service Level” means any Service Level designated as such in Exhibit B-2.

(t)                                    “Critical Service Level Default” shall mean a Service Level Default in respect of a Critical Service Level.

(u)                                 “Customer Satisfaction * ” means the percentage of * satisfaction survey scores that receive the required average score or higher.  Equifax shall perform * satisfaction surveys using a third party service and in accordance with the processes and timing set forth in Attachment B-4-6.

(v)                                 “Customer Satisfaction * ” means the percentage of * satisfaction survey scores Equifax that receive the required average score higher.  IBM shall perform * satisfaction surveys in accordance with the processes and timing set forth in Attachment B-4-6.

(w)                               “Customer Satisfaction * ” means the percentage of * satisfaction survey scores for projects that receive the required average score or higher.  Equifax shall perform * satisfaction surveys using a third party service and in accordance with the processes and timing set forth in Attachment B-4-6.

(x)                                   “Downtime” shall mean the aggregate time during the Scheduled Uptime for a calendar month that specified equipment, software, services or data is not Available for Use.

(y)                                 “Effective Date” has the meaning given in the Agreement.

(z)                                   “Equifax Retained Function” has the meaning given in the Agreement.

(aa)                            “Escalation Time” means, with respect to a particular Incident or Problem, the elapsed time between: (i)(1) if IBM has not previously escalated such Incident or Problem, the earlier of the moment that an end user reports such Incident or Problem to IBM or the moment that IBM otherwise becomes aware of such Incident or Problem; or (2) if IBM has previously escalated such Incident or Problem, the moment that IBM escalated resolution efforts with respect to such Incident or Problem to the current support level; and (ii) the moment that IBM appropriately contacts and escalates resolution efforts for such Incident or Problem to a higher support level.

(bb)                          “First Call Problem Resolution Percentage” means, for all initial Incidents and Problems reported to the Service Desk during a calendar month via telephone call (*), the percentage of such initial problems that are resolved by the Help Desk: (i) without transferring the caller to level 2 or level 3 support, or incurring callback or other similar disruption to the initial call; and (ii) with the caller’s verbal concurrence prior to the termination of the call.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(cc)                            “High Risk Security Audit Findings” means the number of security-related audit findings categorized as “High Risk” by an Equifax or IBM security audit (*)(each a “High Risk Finding”).  *

(dd)                          “Hours of Operation” means * hours, a day * days a week unless specified otherwise.

(ee)                            “Invoice Accuracy” means for each monthly invoice submitted by IBM to Equifax, the percentage of IBM’s Monthly Charges for each line item that are completely and accurately presented in the invoice.

(ff)                                “Measurement Period” has the meaning given in Section 3.4(a).

(gg)                          “Miss” means the incompletion of an initiated batch processing job by the scheduled time or within the scheduled time frame.

(hh)                          “Outage” means with respect to particular equipment, software, services or data a discrete event where such equipment, software, services and data are actually not * during the Scheduled Uptime for such equipment, software, services and data.

(ii)                                  “Packet Error Rate” means the quantity calculated as: (i) the aggregate number of data packets introduced at a data Network ingress point during the aggregate Scheduled Uptime during a calendar month for the data Network that reach the intended data Network egress point with any data corruption in such packets, divided by (ii) the aggregate number of data packets introduced at a Data Network ingress point during such aggregate Scheduled Uptime during a calendar month, the result expressed as a percentage.

(jj)                                  “Password Reset Time “ means the elapsed amount of time between an Internal or External Customer request for a password reset and the moment IBM completes such password reset.

(kk)                            “Password-ID Deactivation Time “ means the elapsed amount of time between (i) the earlier of (A) an Equifax request to have a user’s system access deactivated and (B) other notice to IBM of the need to deactivate an user’s system access and (ii) the moment IBM deactivates such system access.

(ll)                                  “Password-ID Activation Time “ means the elapsed amount of time between (i) an authorized request to have a user’s system access activated and (ii) the moment IBM activates such system access.

(mm)                      “Pool Percentage Available for Allocation” shall mean * percentage points in each Country Location.

(nn)                          “Problem Resolution Notification Process” means the process set out in Attachment B-4-4.

(oo)                          “Problem Resolution Time” means the elapsed time between: (i) the earlier of the moment that an Incident or Problem is reported to IBM (*) or the moment that IBM otherwise becomes aware of such Incident or Problem; and (ii) the moment that the affected equipment, software, data or services for which IBM is responsible are restored to normal operations in accordance with applicable specifications, or IBM implements a commercially

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

reasonable workaround, such that a user or users of the corresponding IT Services incur(s) no more than a de minimis, insignificant degradation of service that does not affect such user or users’ ability to perform their work, and the corresponding ticket is updated to reflect that such Incident or Problem has been resolved.   A ticket associated with a particular Incident or Problem shall not be closed until the end user reporting the Incident or Problem or other appropriate Equifax-designated personnel agrees that such ticket may be closed, or, if the end user is unavailable, IBM has provided notification to the end user by following the Equifax Notification Process.

(pp)                          “Problem Response Time” means the elapsed time between: (i) the earlier of the moment that an Incident or Problem is reported to IBM (*) or the moment that IBM otherwise becomes aware of such Incident or Problem; and (ii) notification of acknowledgement to the applicable External Customer or Equifax contact and the commencement of resolution efforts by the group responsible for resolution (e.g., dispatch of technician or commencement of remote diagnostic activity, or, in the case of problems that are not within the scope of the Services, the handoff of resolution efforts to the appropriate Equifax or third party personnel); mere scheduling of resolution efforts shall not be deemed to be “commencement of resolution efforts”.

(qq)                          “Project On-Budget Accuracy” means, for each Project and project performed by IBM with a governance level of Senior Management or higher, the percentage difference between (i) IBM’s estimate of the IBM and third party charges to Equifax for non-Equifax labor, hardware and software for such Project or project (as such estimate may be amended to reflect agreed scope changes and changes in third party estimates due to the lapse in time between the estimate and the time of the actual purchase where Equifax is responsible for such purchase) and (ii) the final charges incurred by Equifax for the elements of such Project or project that were the subject of the estimate.

(rr)                                “Project On-Time Delivery Accuracy” means, for Projects and projects performed by IBM with a governance level of Senior Management or higher, the percentage of such Projects and projects that are delivered by IBM within the timeframe contained in the applicable Projects or projects plan estimate (as such estimate may be amended to reflect agreed scope changes).

(ss)                            “Release Implementation Timeframe Accuracy” means the percentage of Releases that are implemented within the timeframe specified for such activities. “Releases” has the meaning provided in Section 5.3.5 of Attachment A-2 (Process Definitions).

(tt)                                “Remote Access” means Equifax’s then-current access methods for providing system access to External and Internal Customers not accessing systems through a LAN, WAN or MAN.  Remote Access includes access through *.

(uu)                          “Requirements Solution Customer Satisfaction” means, for all Requirements Solutions delivered by IBM to Equifax during the Measurement Period, the percentage of such Requirements Solutions that receive the average required score on the customer satisfaction survey.  The customer satisfaction survey for Requirements Solutions shall address at a minimum: (i) the speed and accuracy with which IBM provides estimates for delivering Requirements Solutions that

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

address Business Requirements; (ii) the speed with which IBM actually delivers Requirements Solutions that address Business Requirements; and (iii) the quality, creativity and thoroughness with which Requirements Solutions address Business Requirements.

(vv)                          “Requirements Solution” means the collected deliverables to be provided by IBM to Equifax as output of the Develop Implementation Requirements, Develop Solution and Estimate Time and Resources Processes in response to Equifax’s submission to IBM of Business Requirements in accordance with the Requirements Process.

(ww)                      “Root Cause Analysis Time” means the elapsed time between: (i) (a) the resolution of a Severity 1, 2 Incident or Problem or a Severity 3 Incident or Problem affecting any External Customer, or for all other Incidents and Problems, (b) IBM receipt of an Equifax request for an RCA; and (ii) Equifax’s receipt of an IBM action plan for root cause remediation that: (1) identifies, in a level of detail and at a level of accuracy that is reasonably complete under the circumstances, the root cause(s) of such Incident or Problem; and (2) describes a detailed, effective and efficient means of addressing such root cause(s) of such Incident or Problem (including appropriate measures to prevent recurrence of such Incidents or Problems and minimize risks to Equifax).

(xx)                              “Scheduled Downtime” shall mean of the aggregate amount of time during Equifax-approved maintenance windows in any calendar month during which equipment, software, services or data are scheduled to not be Available for Use, to the extent approved by Equifax (e.g. for such activities as preventive maintenance and system upgrades, each as approved by Equifax).  Certain Equifax-approved maintenance windows as of the Commencement Date are set forth in Attachments B-1-1, B-2-1, B-3-1, B-4-1 and B-5-1.

(yy)                          “Scheduled Uptime” shall mean, with respect to a Service Level, the time during which equipment, software, services or data are to be Available for Use during a calendar month, excluding Scheduled Downtime.

(zz)                              “Security Incident Reporting Time” means, for all security Incidents during the Measurement Period, the average of the elapsed amount of time between (i) the moment each security Incident is detected by IBM and (ii) the moment such Incident is reported to Equifax.

(aaa)                      “Security Software Change Identification To Release Time” means the elapsed amount of time between (i) the later of the moment when IBM or Equifax identifies or communicates to IBM, or IBM identifies (respectively) a non-remedial change that should be made to security Software (*), or when the pattern file that addresses such change is made available to IBM, and (ii) the moment when such change has been provided to the Change Management process for implementation.

(bbb)                   “Service Desk” means the IBM service organization(s) that perform(s) the Receipt Process activities of the Service Desk Process, which includes receiving Incident and Problem notifications and Service Requests from External and Internal Customers.

(ccc)                      “Service Level Credit” has the meaning given in Section 3.7(c).

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(ddd)                   “Service Level Default” has the meaning given in Section 3.7.

(eee)                      “Service Request” means a request to IBM to perform a specific service currently included as part of the Services.

(fff)                            “Service Request Completion Time Percentage” means the percentage of Service Requests during the Measurement Period for which the Service Request Completion Time corresponding to each such classification set forth in such Attachment B-4-3 is achieved.  “Service Request Completion Time” means the elapsed time between: (i) IBM’s receipt of a Service Request; and (ii) the time such Service Request is completed in accordance with the Procedures Manual.  At a minimum, completion of the request shall be satisfied when the corresponding IT Services are fully functional and ready for use by the end user who made the Service Request, and such end user agrees the Service Request has been satisfactorily completed, or if the end user is unavailable, IBM has provided notification to the end user by following the Equifax Notification Process. Service Request Completion Time includes the time necessary to implement, test, configure and tune the requested services in a production environment.

(ggg)                   “Severity Level” means, with respect to an Incident or Problem, the highest-priority level that is applicable based on the classifications set forth in Attachments B-1-5, B-2-5, B-3-5, B-4-5 and B-5-5.

(hhh)                   “Site” means any location to which IBM is responsible for delivering Services, including External Customer locations.

(iii)                               “Standards Implementation Accuracy” means the percentage of standards applicable to IBM as a Process Actor that IBM accurately implements.  Standards Implementation Accuracy is be measured * using data from the Configuration Management system.

(jjj)                               “Status Update Time” means, with respect to a particular Incident or Problem, the elapsed time between: (i) (1) if IBM has not received previous notification of such Incident or Problem, the earlier of the moment that an end user reports such Incident or Problem to IBM or the moment that IBM otherwise becomes aware of such problem; or (2) if IBM has received previous notification of such Incident or Problem, the moment that IBM provided the most recent previous status update to appropriate Equifax-designated personnel and the end user who reported the problem with respect to resolution efforts for such Incident or Problem; and (ii) the moment that IBM provides an initial status update or subsequent status update, as applicable, to appropriate Equifax-designated personnel and the end user who reported the Incident or Problem with respect to the corresponding resolution efforts.  Status updates shall be made by e-mail, telephone, voicemail, or other contact, as appropriate, and shall include information regarding the status of the Incident or Problem, next steps, and estimated time of resolution.

(kkk)                      “Tape Mount Time” means the elapsed time from (i) receipt of a system generated tape mount request to (ii) system generated notice of fulfillment of the request.

(lll)                               “Unauthorized Network Penetration Attempts” means any unsuccessful attempt to access or otherwise penetration Equifax’s network detected by IBM.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(mmm)             “Unauthorized Successful Network Penetration Incidents” means successful penetrations of Equifax’s network, either intentional or otherwise due to (i) IBM’s failure to implement the applicable security policies and standards for which IBM is the Security Implementation Process Actor, or (ii) IBM’s failure to identify previously known potential or existing areas of exposure with Equifax’s security policies and standards prior to any implementation thereof.

(nnn)                   “Virus Signature File Deployment” means the percentage of virus signature files published by the virus protection service provider during the Measurement Period that are completely deployed (meaning, in the case of networked Desktop PCs,  “pushed”) to the Desktop PCs within one week of the date such files are published.

(ooo)                   “Voice Grade of Service” or “VGOS” means the probability that a call originating from or terminating at a location for which IBM is obligated to provide Services during * will be Blocked.  VGOS is calculated by dividing: (i) the * originating from or terminating at a location for which IBM is obligated to provide Network Services that are Blocked during the Voice Network Busy Hour by (ii) the * calls originating from or terminating at such location during the Voice Network Busy Hour, expressed as a decimal preceded by “P” (e.g., P.010”).

(ppp)                   “Weighting Factor” means for any Critical Service Level, the portion of the Pool Percentage Available for Allocation that is allocated to that Critical Service Level by Equifax.  The Weighting Factors for the Critical Service Levels as of the Commencement Date are set forth in Attachments B-1-2, B-2-2, B-3-2, B-4-2 and B-5-2.

2.2                               Other Defined Terms.

Capitalized terms used but not defined in this Schedule B shall have the meanings given them elsewhere in the Agreement.

3.                                      SERVICE LEVEL METHODOLOGY.

3.1                               General.

Subject to Section 3.8(a), IBM shall perform the Services in a manner that meets or exceeds each of the Service Levels.

3.2                               Performance Monitoring, Reporting and Management.

(a)                                  IBM shall perform the Services for Equifax:

(i)                                     taking a proactive role in managing Equifax Retained Functions, including by promptly escalating, with Equifax or with the applicable third-party supplier, problems corresponding to Equifax Retained Functions, and managing the resolution of such problems;

(ii)                                  measuring and reporting performance of the Service Levels as described herein;

(iii)                               participating in the Equifax business-focused service level agreement process by providing performance data which relates to the Services that will be consolidated to provide an end-to-end view of service, and provide such other relevant information as IBM may have that may be

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

necessary for Equifax to assure end-to-end service delivery to business customers; and

(iv)                              providing a single point of contact for the prompt resolution of all Service Level failures and other failures that produce a degradation of service detectable by IBM, regardless of whether the reason for such failures were caused by IBM or third parties.

(b)                                 The Parties expect that over time the current “componentized” Service Level regime will be transformed from one that focuses on the delivery of discrete IT Infrastructure Elements (e.g., Circuits and Servers) to Service Levels that measure the delivery of Equifax services to Internal and External Customers in an “end to end” manner.  Accordingly, the Parties will work in good faith to plan for and implement end to end Service Levels over time as the necessary monitoring and reporting technology is implemented by IBM.

3.3                               Measurement Tools.

(a)                                  IBM shall measure its performance with respect to each Service Level using the corresponding measurement tools and methodologies identified for such Service Level in Attachments B-1-1, B-2-1, B-3-1, B-4-1 and B-5-1, or such other means as are mutually agreed upon by the Parties.  IBM shall have * responsibility for existing tools required to measure performance against the Service Levels, including as the Service Levels and/or measurement tools may be modified or added, subject to the Change Control Process.  If Equifax exercises its rights under this Schedule B to remove or add a Service Level, the Change Control Process shall apply.  The provisions of Section 10.1 (Prices and Charges for New Services) of Schedule C (Charges) shall be used to determine whether IBM’s implementation of the changes requested by Equifax would require IBM to perform New Services.

(b)                                 If, after the Commencement Date, IBM desires to use a different measuring tool for any Service Level, IBM shall provide written notice to Equifax describing the tool, IBM’s rationale for proposing the change and the likely effects on Equifax of switching to such tool.  If IBM believes that switching to the proposed tool would warrant making any adjustments to the affected Service Levels, IBM’s notice to Equifax will so indicate.  IBM may not switch to the proposed tool unless its use (and, where applicable, any associated Service Level adjustments) are approved in advance by Equifax.

(c)                                  IBM shall provide Equifax, where feasible, with real-time, read-only access to the monitoring and performance management data and tools used by IBM to monitor the Services and measure performance against the Service Levels.

3.4                               Measurement and Reporting.

(a)                                  “Measurement Period” for a Service Level shall mean the period during which IBM shall measure and report on performance against such Service Level.  Except as otherwise specified in Exhibit B-1, the Measurement Period for each Service Level shall be a calendar month.

(b)                                 The data used to measure IBM’s performance of the Services against the Service Levels shall be data reflecting IBM’s actual performance, not merely a sampling

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

of its performance, unless otherwise specifically stated in the measurement methodology for a specific Service Level.

(c)                                  IBM shall provide to Equifax by the *  day of the month immediately following the relevant Measurement Period a report for each Country Location (in an agreed format) assessing IBM’s performance against the Critical Service Levels and those additional Service Levels for which completely automated measurements are possible.  IBM shall provide to Equifax by the *  day of the month immediately following the relevant Measurement Period a report for each Country Location (in an agreed format) assessing IBM’s performance against those Service Levels requiring manual measurement calculations.  Such reports shall include notification to Equifax of any Service Level Default during the month, including an analysis of the root causes of such defaults, the extent to which the same Service Level Default has occurred on previous occasions, associated trend analyses and a description of remedial and/or preventative steps taken or planned to be taken by IBM.  The reports, as well as the data and detailed supporting information, shall be Equifax/IBM Confidential Information, and Equifax may access such information on-line, to the extent such information is available, at any time during the Term.

(d)                                 Upon Equifax’s request, IBM shall provide, and Equifax shall have access to, Service Level data as requested by Equifax to verify the accuracy of IBM’s Service Level reports, in machine-readable form suitable for use on a personal computer where practicable without material additional expense.

(e)                                  Except as otherwise specified, all references in this Schedule B and its Exhibits to hours shall be to actual hours during a calendar day and not to business hours; all references to time shall be to local time at the Equifax Group site at which the Service in question is being received; and all references to days, months and quarters shall be to calendar days, calendar months and calendar quarters.

3.5                               Service Level Codes.

(a)                                  The Service Levels shall be categorized as follows for purposes of determining commencement dates and Baselining Periods (if any):

(i)                                     * Service Levels for which acceptable measurement tools exist as of the Commencement Date and for which the Parties have agreed to the applicable Performance Standard based on some period of raw historical performance data;

(ii)                                  * Service Levels for which acceptable measurement tools exist as of the Commencement Date but for which the Parties have not yet agreed to the applicable Performance Standard because additional time is required to gather and review raw historical performance data;

(iii)                               * Service Levels for which historical performance data or measurement tools are lacking and which will be measured following the Commencement Date in order to establish sufficient historical data.

(iv)                              * Service Levels for which historical performance data and measurement tools are lacking and which require changes to the existing IT Environment infrastructure or processes and which will be measured following the deployment of the necessary measurement tools and/or

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

implementation of the necessary changes to the IT Environment infrastructure or processes in order to establish sufficient historical data.

(v)                                 * Service Levels for which IBM’s responsibility is limited to monitoring, measuring and reporting (rather than achieving).  A Service Level may be coded as “C/D” if the tools or processes needed to provide the report are not available as of the Commencement Date.

For each of the Service Levels set forth in Attachments B-1-1, B-2-1, B-3-1, B-4-1 and B-5-1, one of the codes above has been designated in the “Code” column of the applicable table.

(b)                                 For each Service Level metric designated as a * Service Level, IBM shall meet or exceed the corresponding Service Level as of the Commencement Date and for the remainder of the Term.

(c)                                  For each Service Level designated as a * Service Level, the Parties shall work to determine the applicable Performance Standard no later than * calculated based on historic performance data for:  (A) *  for Service Levels that are subject to substantial fluctuation during the year (e.g., due to peak season demand) and (B) * otherwise.  This calculation shall average the historic performance data for each month of the period, excluding the highest and the lowest months from the calculation if the historic performance data period is * or more months.  At any time the Parties may agree to change a * Service Level to a * Service Level.  * Service Levels, and the associated Service Level Credits for Service Level Defaults, shall be effective as of the month following the Parties agreement to the applicable Performance Standards

(d)                                 For each Service Level designated as * (which may be further designated as either a * or * ) Service Level, the following shall apply:

(i)                                     The Parties have established a provisional Performance Standard based on their mutual expectations of what is reasonably achievable.  IBM shall measure and report against, and use Commercially Reasonable Efforts to meet or exceed, the provisional Performance Standard during the Baselining Period.

(ii)                                  “Baselining Period” means the period commencing on the applicable “Measurement Date” (as specified in Attachments B-1-1, B-2-1, B-3-1, B-4-1 and B-5-1) and continuing thereafter for: (A) *  months for each * Service Level and (B) *  months for each * Service Level; provided, however, that as of the end of any existing Baselining Period, Equifax may extend the Baselining Period one or more additional calendar months, and in such event, the “Baselining Period” shall mean the period ending as of the end of the last additional calendar month of the Equifax-specified extension to the original period.  For each * Service Level that has not been designated * or * as of the Commencement Date, the Parties shall agree whether the applicable Baselining Period will be *  or *  months.  The Baselining Period will be * months for Service Levels that are subject to substantial fluctuation during the year (e.g., due to peak season demand) and *  months otherwise.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(iii)                               Prior to the Measurement Date specified for such Service Level, IBM shall implement measurement tools and processes sufficient to enable the measurement of IBM’s actual performance of the Services against the Service Level.

(iv)                              Commencing with the first calendar month following the Baselining Period, the Performance Standard for the Service Level shall be set at the average of the monthly measurements during the Baselining Period, excluding the highest and the lowest months from the calculation of the average if the Baselining Period was *  or more months.  IBM will be obligated to meet or exceed such Service Level starting with the calendar month after the end of the Baselining Period.

(e)                                  For each Service Level designated as a *  Service Level, the following shall apply:

(i)                                     IBM shall implement measurement tools, infrastructure or processes sufficient to enable the measurement of IBM’s actual performance of the Services against the Service Level.

(ii)                                  The Parties will establish a provisional Performance Standard based on their mutual expectations of what is reasonably achievable.  IBM shall measure and report against, and use Commercially Reasonable Efforts to meet or exceed, the provisional Performance Standard during the Baselining Period.

(iii)                               “Baselining Period” means the period commencing on the first day of the month following the implementation of the necessary measurement tools, infrastructure or processes and continuing thereafter for: (A) *  months for Service Levels that are subject to substantial fluctuation during the year (e.g., due to peak season demand) and (B) * months otherwise; provided, however, that as of the end of any existing Baselining Period, Equifax may extend the Baselining Period one or more additional calendar months, and in such event, the “Baselining Period” shall mean the period ending as of the end of the last additional calendar month of the Equifax-specified extension to the original period.

(iv)                              Commencing with the first calendar month following the Baselining Period, the Performance Standard for the Service Level shall be set at the average of the monthly measurements during the Baselining Period, excluding the highest and the lowest months from the calculation of the average if the Baselining Period was *  or more months.  IBM will be obligated to meet or exceed such Service Level starting with the calendar month after the end of the Baselining Period.

(f)                                    For each Service Level metric designated as a *  Service Level, IBM shall monitor, measure and report against the Service Level as of the Commencement Date and for the remainder of the Term; provided, however, for *  Service Levels, such IBM shall IBM shall implement measurement tools, infrastructure or processes sufficient to enable IBM to report on the Service Level if they are not already available as of the Commencement Date and shall commence monitoring, measuring and reporting against the Service Level on the first day of the month following the implementation of the measurement tools, infrastructure or processes necessary to do so.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

3.6                               Multiple Service Level Conditions and Multiple Month Measurement Periods.

(a)                                  Where a Service Level includes multiple conditions or components (e.g., components x, y and z), satisfaction of each condition or component (i.e., components x, y and z in the foregoing example) is necessary to meet the corresponding Service Level.

(b)                                 If IBM fails a rolling multiple month measurement (*) for a Critical Service Level in a particular month and pays a Service Level Credit for such Critical Service Level Default , the rolling month measurement period shall be * and the number of failure events, minutes or other units of measure being aggregated over the rolling multiple month period shall be *.

3.7                               Service Level Defaults.

(a)                                  Each of the following circumstances shall constitute a Service Level Default unless excused under Section 3.8:

(i)                                     if the Service Level is not met or exceeded for any Measurement Period;

(ii)                                  if IBM fails to properly monitor or measure performance with respect to the Service Level for any Measurement Period; or

(iii)                               if IBM fails to timely report its actual performance against the Service Level and such failure to report impacts the timeliness of receipt by Equifax of a Service Level Credit that is owed to Equifax by IBM.

(b)                                 In the event of a Service Level Default, IBM shall perform a root cause analysis to determine the source of the default and provide Equifax with relevant information as to the cause of the default.  To the extent such analysis reveals that the default was caused by circumstances under IBM’s control, IBM shall: (i) advise Equifax of feasible remedial efforts; (ii) take steps to minimize the adverse effects of the default and any continuing problems; and (iii) institute measures to prevent or minimize the potential of recurrences.  The foregoing shall not limit IBM’s obligations with respect to Incident Management and Problem Management under Schedule A.

(c)                                  In the event of a * Default, Equifax may elect to receive a monetary credit in an amount determined under Section 4.3 (each, a “Service Credit”; collectively, the “Service Credits”).  The Parties agree that the Service Credits are a fair estimate of the damages that the Equifax Group will incur for each event for which a Service Credit is granted in the Agreement, that the actual damages incurred by the Equifax Group in each such event would be difficult and costly to determine, and that the Service Credits are liquidated damages awarded in lieu of actual damages incurred by the Equifax Group. The Parties agree that the Service Credits are not penalties and are the sole and exclusive monetary remedy of Equifax with respect to the incident or event with respect to which such Service Credits are paid or credited by IBM to Equifax.  However, the preceding sentence shall not be construed to limit Equifax’s rights with respect to the events upon which Equifax may rely as a basis for Equifax’s termination of the Agreement for cause or to seek damages in connection with Equifax’s termination of the Agreement for cause.  If Equifax seeks to recover damages in connection with Equifax’s termination of the Agreement (in whole or

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

in part) for cause, the provisions of Section 13.5 (Remedies) of the Agreement will govern.

(d)                                 For any Service Level Default, IBM shall report such default in writing to Equifax.  Such report shall, at a minimum: (A) identify and describe as a “ * Default * ” each * Default that occurred; and (B) for each * Default, calculate the Service Level Credit applicable to such * Default.

3.8                               Excusable Failure to Meet Service Levels.

IBM’s failure to meet a Service Level shall not constitute a Service Level Default if IBM establishes that :

(a)                                  (i) Equifax’s failure to perform an Equifax Retained Function or its other responsibilities set forth in this Agreement was the root cause of IBM’s failure to meet such Service Level; (ii) IBM would have achieved such Service Level but for such Equifax failure; (iii) IBM used Commercially Reasonable Efforts to perform and achieve the Service Level notwithstanding the presence and impact of such Equifax failure; (iv) the root cause proves to be indeterminant (but this clause (iv) shall not apply in circumstances where IBM has end-to-end responsibility for the affected process); and (v) IBM was without fault in causing such Equifax failure (e.g. IBM performed its management responsibilities with respect to a Third Party Provider, but the Service Level was missed as a result of the performance of the Third Party Provider for reasons outside the control of IBM); or

(b)                                 such failure is expressly excused pursuant to the Sections 4.9(d)(iv) (Euro-ready Service Relief), 12.7 (Savings Clause), and 17.3(b) (Force Majeure) of the Agreement.

3.9                               Service Level Credit Earn-back.

With respect to any * Default of an availability measurement (i.e, percentage of Availability or allowable minutes of Downtime), IBM may earn back the Service Level Credit it has paid to Equifax for such Default if IBM exceeds the failed * by at least five percent (*) for the *  (*) consecutive months following the month in which the * Default occurred.  For example, if a * requires *  Availability, IBM must achieve at least *  Availability for the following *  consecutive months to earn back the Service Level Credit.  Similarly, if a *  prohibits more than *  minutes of Downtime per month, IBM must achieve less than *  minutes of Downtime for the following *  consecutive months to earn back the Service Level Credit.  For the avoidance of doubt, this provision does not excuse IBM from paying Service Level Credits when due pursuant to Section 4.3(b).  If IBM becomes entitled to repayment of a previously paid Service Level Credit under this paragraph, IBM may include the amount earned back in IBM’s next invoice to Equifax under the Agreement.

4.                                      SERVICE LEVEL CREDITS

4.1                               Designation of Critical Service Levels.

(a)                                  Those Service Levels that have been designated as Critical Service Levels as of the Commencement Date are set forth in Attachments B-1-2, B-2-2, B-3-2, B-4-2, and B-5-2.  The Parties agree that * Service Levels may not be designated as Critical Service Levels during their respective Baselining Periods.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Equifax may designate IBM’s failure to provide a * Service Level report as Critical Service Level.  For the avoidance of doubt, Service Level Credits shall not apply to provisional Service Levels.

(b)                                 Equifax shall have the right from time to time to change, in its sole discretion, the designation of any Service Level to a Critical Service Level, or to change the designation of any Critical Service Level to a non-Critical Service Level upon at least ninety (90) days’ advance written notice to IBM (or at least * days’ advance written notice to IBM in the case of a Service Level that applies to the Mid-Range Platform); provided, however, that Equifax may provide * (which notice may contain multiple changes) during any calendar quarter.  For any Service Level changed to a Critical Service Level, Equifax may in its discretion designate the applicable Weighting Factor, subject to the limitations described in Section 4.2.

4.2                               Modification of Weighting Factors.

Subject to Section 4.2(c), Equifax shall have the right from time to time to change, in its sole discretion, any one or more of the Weighting Factors upon at least * (*) days’ advance written notice to IBM (or at least * (*) days’ advance written notice to IBM in the case of a Service Level that applies to the Mid-Range Platform); provided, however, that:

(a)                                  Equifax may provide * (which notice may contain multiple changes) during any calendar quarter;

(b)                                 the sum of the Weighting Factors for all Critical Service Levels shall not exceed the Pool Percentage Available for Allocation for each Service Tower in each Country Location; and

(c)                                  in each Country Location the Weighting Factors must be allocated between the Operations Service Tower Critical Service Levels and the Network Service Tower Critical Service Levels in proportion to the ratio of the Operations Service Tower IBM Monthly Charges to the Network Service Tower IBM Monthly Charges.  For example, if the Operations Service Tower accounts for * % of the total IBM Monthly Charges for a Country Location, Equifax will allocate * of the *  Weighting Factor percentage points for such Country Location, or potentially * of the total Amount at Risk to the Operations Service Tower and * of the * Weighting Factor percentage points, or potentially * of the total Amount at Risk, to the Network Service Tower.  Equifax’s allocation of the Weighting Factors in a Country Location shall be deemed accepted by IBM if IBM does not notify Equifax of its objection to such allocation within * (*) days after Equifax provides notice thereof to IBM.

4.3                               Service Level Credits.

(a)                                  Calculation.  The Service Level Credit for any Critical Service Level Default during a calendar month shall be calculated in accordance with the following formula:

Service Level Credit = *

Where:

* = the applicable Weighting Factor; and

* = the Amount at Risk for such month.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(b)                                 Credit or Payment.  IBM shall identify the Service Level Credit(s) that Equifax may elect to receive with respect to Critical Service Level Defaults occurring during a calendar month (i) on the invoice submitted * following the Service Level Default (which invoice is described in Schedule C to the Agreement) for Service Levels for which completely automated measurements are possible; and (ii) on the invoice submitted in the * month following the Service Level Default (which invoice is described in Schedule C to the Agreement) for Service Levels for which completely automated measurements are not possible.  Subject to Section 4.3(c), with respect to those Service Level Credits elected by Equifax, IBM shall credit to Equifax such Service Level Credits on * invoice following such election, or if there will be no further invoices, IBM shall pay the amount of such Service Level Credits to Equifax within * (*) calendar days after such election.

(c)                                  Limitations.

(i)                                     In no event shall the total amount of Service Level Credits payable by IBM for Critical Service Level Defaults occurring during a calendar month exceed the Amount at Risk for such calendar month.

(ii)                                  If a single triggering event causes more than one Critical Service Level Default during a calendar month, then Equifax may elect to recover any one, but only one, of the Service Level Credits corresponding to such Critical Service Level Defaults during such calendar month.

5.                                      MODIFICATION OF SERVICE LEVELS.

5.1                               Expectation of Continuous Improvement.

The Parties expect and intend that the Service Levels will be improved over time to reflect improved performance capabilities of the technology infrastructure, systems and applications used in providing the Services, as well as the evolution of the processes used in performing the Services from those processes used by Equifax as of the Commencement Date to industry best practices employed by IBM.  Accordingly, the Service Levels will be adjusted automatically as provided in Section 5.2.  In addition, the Service Levels may be adjusted, by mutual agreement, through an annual review process as provided in Section 5.3.  Service Levels may also be added and deleted by Equifax as provided in Section 5.4.

5.2                               Automatic Annual Improvement in Service Levels.

At the commencement of each Contract Year beginning with the second Contract Year, each Service Level will be reset to the better of:  (a) the average of the monthly measurements for such Service Level for the *  (*) months of the previous * (*) months that reflect the best performance for such * (*) period, and (b)(i) for Service Levels measured as percentages, the existing Service Level plus * percent (*) of the difference between the Service Level and * percent (*), or (ii) for Service Levels measured as the number of minutes of Downtime, the existing Service Level minus *  percent (*) of the difference between the Service Level and *  (*).  Notwithstanding the foregoing, no Service Level will be increased by more than * percent (*) of the difference between the existing Service Level and * percent (* %) unless the Parties specifically agree to waive the * percent (* %) limitation.  For the avoidance of doubt, in no event shall the foregoing automatic adjustment result in a worsening of a Service Level from Equifax’s perspective.  The

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

provisions of Section 10.1 (Prices and Charges for New Services) of Schedule C (Charges) shall be used to determine whether IBM’s implementation of any automatic adjustment of Service Levels under this paragraph would require IBM to perform New Services.

5.3                               Annual Review.

The Service Levels will be reviewed annually by Equifax and IBM to determine whether any additional changes or adjustments, beyond the automatic Service Level adjustments made pursuant to Section 5.2, should be made to reflect (i) improvements in the technology infrastructure and systems used to provide the Services, (ii) changes to the Applications environment, and (iii) improvements made by IBM to the processes used to provide and manage the Services.  Notwithstanding any other provisions of the Agreement, including Sections 3 and 5 of this Schedule, no Service Level or Critical Service Level will be initially established at or adjusted to a level of * (e.g., * % availability) unless the operational infrastructure corresponding to such Service Level or Critical Service Level is fault tolerant and fully redundant at the time the standard would become applicable.

5.4                               Addition and Deletion of Service Levels.

(a)                                  Subject to Section 5.4(c), Equifax may delete any one or more Service Levels upon at least ninety (90) days’ advance written notice to IBM (or at least * (*) days’ advance written notice to IBM in the case of a Service Level that applies to the Mid-Range Platform).

(b)                                 Subject to Section 5.4(c), and to the terms of this Section 5.4(b), Equifax may add one or more Service Levels upon at least * (*) days’ advance written notice to IBM (or at least * (*) days’ advance written notice to IBM in the case of a Service Level that applies to Distributed Applications Servers).

(i)                                     Where (*) consecutive months’ of raw historical performance measurements exist, as of the date of Equifax’s notice to IBM, for the Service Level metric to be added in the case of a Service Level metric that is subject to substantial fluctuation during the year — e.g., due to peak season demand - or * (*) months’ of raw historical performance measurements in other cases:

(1)                                  The Service Level for such additional Service Level metric shall initially be set at the average of the monthly service measurements for the immediately preceding * (*) month period (or * (*) month period, as applicable), excluding the highest and lowest monthly measurements, respectively, from the calculation of the average if the historic performance data period is * or more months;

(2)                                  The Service Level for such Service Level metric shall be effective as of the first day of the first month commencing after the applicable notice period following Equifax’s notice to IBM; and

(3)                                  The Measurement Period for such Service Level shall be a month, unless otherwise designated by Equifax;

(ii)                                  Where the required number of consecutive months’ of performance measurements do not exist, as of the date of Equifax’s notice to IBM, for

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

the Service Level it shall be considered a * or * Service Level, the Parties shall establish a provisional Performance Standard using industry standard measures, third-party advisory services (e.g., Gartner Group, Yankee Group, etc.), and the provisions of Section 3.5(d) shall apply.

(c)                                  Equifax may provide * (which may contain multiple requests) to add or delete Service Levels during any calendar quarter.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

EXHIBIT B-1

SERVICE LEVELS – CANADA

1.	INTRODUCTION
2.	DEFINITIONS
2.1	CERTAIN DEFINITIONS.
2.2	OTHER DEFINED TERMS.
1.	APPLICATIONS SERVICE LEVELS
1.1	ONLINE APPLICATIONS UPTIME – ENTERPRISE
1.2	ONLINE APPLICATIONS UPTIME – DISTRIBUTED APPLICATIONS SERVER.
1.3	ONLINE APPLICATION RESPONSE TIME.
1.4	DATA SOLUTIONS SERVICE LEVELS.
1.5	GENERAL OPERATIONS
1.6	PRE-COMMENCEMENT DATE SERVICE LEVELS
2.	VOICE NETWORK SERVICE LEVELS
2.1	VOICE NETWORK SERVICE AVAILABILITY.
2.2	VOICE GRADE OF SERVICE.
3.	DATA NETWORK SERVICE LEVELS (WAN, MAN AND LAN)
3.1	CIRCUIT AND SITE AVAILABILITY, OUTAGES AND LATENCY.
3.2	LAN BACKBONE FAILURE RATE.
3.3	PACKET ERROR RATE.
3.4	FRONT-END PROCESSOR (FEP) AVAILABILITY.
3.5	INTERNET INFRASTRUCTURE AVAILABILITY, ACCESS AND CAPACITY.
4.	CROSS-FUNCTIONAL SERVICE LEVELS
4.1	SECURITY MANAGEMENT.
4.2	SERVICE REQUEST COMPLETION TIMES.
4.3	SERVICE DESK.
4.4	PROBLEM MANAGEMENT.
4.5	PROJECT MANAGEMENT/REQUIREMENTS
4.6	SERVICES MANAGEMENT.

Table of Attachments:
Attachment B-1-1:	Performance Standards
Attachment B-1-2:	Critical Service Levels
Attachment B-1-3:	Service Request Classifications and Completion Time Requirements
Attachment B-1-4:	Problem Resolution Notification Process
Attachment B-1-5:	Severity Level Classification
Attachment B-1-6:	Customer Satisfaction Survey Procedures
Attachment B-1-7:	Pre-Commencement Date Service Levels

i

1.                                      INTRODUCTION

This Exhibit B-1 sets forth the Service Levels applicable to IBM’s performance of the Services in Canada.

2.                                      DEFINITIONS

The following capitalized terms used in this Exhibit B-1 shall have the meanings given below:

2.1                               Certain Definitions.

(a)                                  “* ” means the customized *  Application processing system of this name, including the components from the initial data entry point through to the final output.

(b)                                 * ““ means a real-time transaction processing Application with multiple components and subsystems (e.g., *, *, *, * and * ) that operate collectively to deliver * reports and related services.

(c)                                  * ““ means a real-time transaction processing Application with multiple components and subsystems that operate collectively to deliver *  reports and related services, including data management, search capability, product delivery, basic report delivery, credit reports, scores, and various batch products (e.g., account monitoring).

(d)                                 “*  / * ” means the Software packages * and that operate on both the midrange and mainframe platforms.

(e)                                  “* ” means the offline batch processing system that utilizes * data, statistical models and customer provided data to provide data back to customers, including as a sub-component the tape mounts that contain data to process jobs to produce lists/reports for customers.

(f)                                    * ““ means a system that consists of an interactive and batch transaction processing application and database and a web-based tracking and analysis tool that provides *  clients an easy-to-use method for viewing and analyzing attrition within their * portfolio, including the type and number of accounts experiencing attrition as well as the * products aggregated data by industry, postal code, etc (products such as *

(g)                                 * ““ means the *  Application that is licensed from * , which provides a statistical system using neural network technology that produces a risk score predicting the likelihood of identity deception or

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

1

“* ,” including as a sub component the tape mounts that contain consumer data to process jobs to produce lists/reports for customers.

(h)                                 “* ” means the Internet browser interface and IP (Extranet) interface with system and member security that is used by *  to retrieve *  reports (* ), report distribution, data exchange and other related services.

(i)                                     “* ” means the process by which the * cartridges (* ) are created during the last phase of the process and are shipped to customers.

2.2                               Other Defined Terms.

Capitalized terms used but not defined in this Exhibit B-1 shall have the meanings given them elsewhere in the Agreement.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

2

EXHIBIT B-2

SERVICE LEVELS - SPAIN

1.	INTRODUCTION
2.	DEFINITIONS
2.1	CERTAIN DEFINITIONS.
2.2	OTHER DEFINED TERMS.
1.	APPLICATIONS SERVICE LEVELS
1.1	ONLINE APPLICATIONS UPTIME - ENTERPRISE.
1.2	ONLINE APPLICATIONS UPTIME - DISTRIBUTED APPLICATION SERVERS.
1.3	ONLINE APPLICATION RESPONSE TIME - ENTERPRISE.
1.4	ONLINE APPLICATION RESPONSE TIME - DISTRIBUTED APPLICATIONS SERVERS.
1.5	SUCCESSFUL SCHEDULED BATCH PROCESSING - ENTERPRISE.
1.6	SUCCESSFUL SCHEDULED BATCH PROCESSING - DISTRIBUTED APPLICATIONS SERVERS.
1.7	GENERAL OPERATIONS
2.	NETWORK SERVICE LEVELS
2.1	VPN TUNNEL AVAILABILITY.
2.2	VOICE NETWORK SERVICE AVAILABILITY.
2.3	LAN BACKBONE FAILURE RATE.
2.4	INTERNET INFRASTRUCTURE AVAILABILITY.
3.	CROSS-FUNCTIONAL SERVICE LEVELS
3.1	SECURITY MANAGEMENT.
3.2	SERVICE REQUEST COMPLETION TIMES.
3.3	SERVICE DESK.
3.4	PROBLEM MANAGEMENT.
3.5	PROJECT MANAGEMENT/REQUIREMENTS
3.6	SERVICES MANAGEMENT.

Table of Attachments:
Attachment B-2-1:	Performance Standards
Attachment B-2-2:	Critical Service Levels
Attachment B-2-3:	Service Request Classifications and Completion Time Requirements
Attachment B-2-4:	Problem Resolution Notification Process
Attachment B-2-5:	Severity Level Classification
Attachment B-2-6:	Customer Satisfaction Survey Procedures
Attachment B-2-7:	Pre-Commencement Date Service Levels

B-2-i

1.                                      INTRODUCTION

This Exhibit B-2 sets forth the Service Levels applicable to IBM’s performance of the Services in Spain.

2.                                      DEFINITIONS

2.1                               Certain Definitions.

The following capitalized terms used in this Exhibit B-2 shall have the meanings given below:

(a)                                  * “ ” for purposes of the Service Levels herein shall mean the* regions on the Enterprise Server(s) in Spain.

(b)                                 “Scheduled Batch Failure Rate” means the number of (*) batch processing jobs scheduled by* that are Misses during the Measurement Period expressed as a percentage of the total number of such batch processing jobs during the Measurement Period.

(c)                                  “Enterprise Server Systems” means the mainframe hardware and System Software and related connectivity facilities (*) used to run and provide access to online Applications.

(d)                                 “Iberian * Tunnels” means the * Tunnels between Madrid and Barcelona and Madrid and Lisbon which consist of* servers and software creating a secure connection over * .

(e)                                  “Midrange Batch Failure Rate” means the number of [  ] batch processing jobs that are Misses during the Measurement Period expressed as a percentage of the total number of such batch processing jobs during the Measurement Period.

(f)                                    “Scheduled Batch Failure Rate” means the percentage of (*) jobs scheduled by the batch scheduling tool that fail to execute successfully and require re-running or intervention to complete.

(g)                                 “* Server” means the hardware and System Software used to operate the * Package for * Application.

(h)                                 “Web Application Server Systems” means the midrange hardware and system software (*) used for providing web services.

(i)                                     * Server systems means the hardware and software (*) used to run * e-mail and* applications.

(j)                                     “Web Application Logon Page” means the logon page of the Equifax e-commerce portal for the Internet business channel, which includes database access to the Enterprise Server.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-2-1

2.2                               Other Defined Terms.

Capitalized terms used but not defined in this Exhibit B-2 shall have the meanings given them elsewhere in the Agreement.

B-2-2

EXHIBIT B-3

SERVICE LEVELS – UK

1.	INTRODUCTION
2.	DEFINITIONS
2.1	CERTAIN DEFINITIONS.
2.2	OTHER DEFINED TERMS.
1.	APPLICATIONS SERVICE LEVELS
1.1	ONLINE APPLICATIONS UPTIME - ENTERPRISE.
1.2	ONLINE APPLICATIONS UPTIME - DISTRIBUTED APPLICATION SERVERS.
1.3	ONLINE APPLICATION RESPONSE TIME - ENTERPRISE.
1.4	ONLINE APPLICATION RESPONSE TIME - DISTRIBUTED APPLICATIONS SERVERS.
1.5	SUCCESSFUL SCHEDULED BATCH PROCESSING - ENTERPRISE.
1.6	SUCCESSFUL SCHEDULED BATCH PROCESSING & MEDIA OPERATIONS - DISTRIBUTED APPLICATIONS SERVERS.
1.7	GENERAL OPERATIONS
2.	VOICE NETWORK SERVICE LEVELS
2.1	VOICE NETWORK SERVICE AVAILABILITY.
2.2	VOICE SERVICE QUALITY.
3.	DATA NETWORK SERVICE LEVELS (WAN, MAN AND LAN)
3.1	CIRCUIT AND SITE AVAILABILITY, OUTAGES AND LATENCY.
3.2	LAN BACKBONE FAILURE RATE.
3.3	PACKET ERROR RATE.
3.4	FRONT-END PROCESSOR (FEP) AVAILABILITY.
3.5	INTERNET INFRASTRUCTURE AVAILABILITY, ACCESS AND CAPACITY.
4.	CROSS-FUNCTIONAL SERVICE LEVELS
4.1	SECURITY MANAGEMENT.
4.2	SERVICE REQUEST COMPLETION TIMES.
4.3	SERVICE DESK.
4.4	PROBLEM MANAGEMENT.
4.5	PROJECT MANAGEMENT/REQUIREMENTS
4.6	SERVICES MANAGEMENT.

Table of Attachments:
Attachment B-3-1:	Performance Standards
Attachment B-3-2:	Critical Service Levels
Attachment B-3-3:	Service Request Classifications and Completion Time Requirements
Attachment B-3-4:	Problem Resolution Notification Process
Attachment B-3-5:	Severity Level Classification
Attachment B-3-5:	Customer Satisfaction Survey Procedures

B-3-i

1.                                      INTRODUCTION

This Exhibit B-3 sets forth the Service Levels applicable to IBM’s performance of the Services in the UK.

2.                                      DEFINITIONS

2.1                               Certain Definitions.

The following capitalized terms used in this Exhibit B-3 shall have the meanings given below:

(a)                                  * “” means the nightly * scheduled to be completed by* , the weekly batch jobs scheduled to be completed by* and the monthly batch jobs scheduled to be completed by* .

(b)                                 “*” means the production database and Application that is used to provide* reporting services.

(c)                                  * “” means the load of * reports data to the production* database.

(d)                                 * “” means the consumer call center incoming call voice service (“0845” numbers).

(e)                                  * “” means the monthly batch processing jobs known as the*, *, *, *, *, *, *,* and.

(f)                                    * “” means the Enterprise to Enterprise delivery channel.

(g)                                 * “” means a decisioning application that utilises Equifax * and the* engine to allow clients to make informed decisions regarding* . These decisions may relate to, amongst other uses, to* ,* .* runs on a midrange platform and utilises Internet and database technologies.

(h)                                 * “” means the midrange environment (hardware and operating system) used by the statistical analysis and retrospective solutions organization.

(i)                                     * “” means the application which provides access to Equifax’s * via an* .* runs on a midrange platform and utilises Internet and database technologies.

(j)                                     * “” means the* (as defined in Attachment A-3) in production at the relevant Site.

(k)                                  * “” means the rules based decision engine supplied by * (now part of* ). The product can be configured via a Windows based

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-3-1

administration tool. * runs on a * platform and utilises an* database.

(l)                                     * “” means the nightly “* Letters* “ batch jobs scheduled to be completed by * .

(m)                               * “” means the Third Party Email/Groupware Software licensed by * (which is defined in Attachment A-3).

(n)                                 * “” means, at each relevant Site, the* servers used to run Equifax internal production Applications.

(o)                                 * “” means the Application of the same name running on the Distributed Application Server platform in the UK.

(p)                                 * “” means the percentage of (* ) jobs scheduled by the batch scheduling tool (* ) that fail to execute successfully and require re-running or intervention to complete.

2.2                               Other Defined Terms.

Capitalized terms used but not defined in this Exhibit B-3 shall have the meanings given them elsewhere in the Agreement.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-3-2

EXHIBIT B-4

SERVICE LEVELS - US

1.	INTRODUCTION
2.	DEFINITIONS
2.1	CERTAIN DEFINITIONS.
2.2	OTHER DEFINED TERMS.
1.	APPLICATIONS SERVICE LEVELS
1.1	ONLINE APPLICATIONS UPTIME - ENTERPRISE.
1.2	ONLINE APPLICATIONS UPTIME - DISTRIBUTED APPLICATION SERVERS.
1.3	ONLINE APPLICATION RESPONSE TIME - ENTERPRISE.
1.4	ONLINE APPLICATION RESPONSE TIME - DISTRIBUTED APPLICATIONS SERVERS.
1.5	SUCCESSFUL SCHEDULED BATCH PROCESSING - ENTERPRISE.
1.6	SUCCESSFUL SCHEDULED BATCH PROCESSING - DISTRIBUTED APPLICATIONS SERVERS.
1.7	UNSCHEDULED BATCH PROCESSING.
1.8	CMS SERVICE LEVELS.
1.9	GENERAL OPERATIONS
1.10	PRE-COMMENCEMENT DATE SERVICE LEVELS
2.	VOICE NETWORK SERVICE LEVELS
2.1	VOICE NETWORK SERVICE AVAILABILITY.
2.2	VOICE GRADE OF SERVICE.
3.	DATA NETWORK SERVICE LEVELS (WAN, MAN AND LAN)
3.1	CIRCUIT AND SITE AVAILABILITY, OUTAGES AND LATENCY.
3.2	LAN BACKBONE FAILURE RATE.
3.3	PACKET ERROR RATE.
3.4	FRONT-END PROCESSOR (FEP) AVAILABILITY.
3.5	INTERNET INFRASTRUCTURE AVAILABILITY, ACCESS AND CAPACITY.
4.	CROSS-FUNCTIONAL SERVICE LEVELS
4.1	SECURITY MANAGEMENT.
4.2	SERVICE REQUEST COMPLETION TIMES.
4.3	SERVICE DESK.
4.4	PROBLEM MANAGEMENT.
4.5	PROJECT MANAGEMENT/REQUIREMENTS
4.6	SERVICES MANAGEMENT.

Table of Attachments:
Attachment B-4-1:	Performance Standards
Attachment B-4-2:	Critical Service Levels
Attachment B-4-3:	Service Request Classifications and Completion Time Requirements
Attachment B-4-4:	Problem Resolution Notification Process
Attachment B-4-5:	Severity Level Classification
Attachment B-4-6:	Customer Satisfaction Survey Procedures
Attachment B-4-7:	Pre-Commencement Date Service Levels

B-4-i

1.                                      INTRODUCTION

This Exhibit B-4 sets forth the Service Levels applicable to IBM’s performance of the Services in the US.

2.                                      DEFINITIONS

2.1                               Certain Definitions.

The following capitalized terms used in this Exhibit B-4 shall have the meanings given below:

(a)                                  * “” means the Application system that provides automated consumer information, interfaces with * , Equifax customers, * and other credit agencies and includes the* database.

(b)                                 * “” means the front-end Application processing and decisioning system that combines the data from* and other third party data providers to produce customized consumer credit reports.

(c)                                  “* Uptime” means the on-line customized transactional database for * .

(d)                                 * “” means the* application system that performs billing, pricing, taxing and revenue sharing processing.

(e)                                  * “” means the Application and* database system that provides time tracking for Equifax employees, the cost accounting system for projects and daily/monthly reporting functions for products and services for certain Equifax divisions, including * .

(f)                                    * “” means a real-time transaction processing Application with multiple components and subsystems (e.g., * , * ,* and * ) that operate collectively to deliver* reports and related services.

(g)                                 * “” means the* application that allows (i) consumers to interactively view their credit report and obtain other financial related services online* ; and (ii) third parties to obtain reports in a system to system manner.

(h)                                 * “” means the Application used to perform data analysis to determine the quality of the nightly * update process.

(i)                                     * “” means the batch processing program that obtains output files from * and other third parties and produces a “delta” notification to a consumer should their information contained within the file * ..

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-1

(j)                                     * “” means the Application that edits and transforms data from a receiving data source such as a metro format tape,* format and Canadian format to the Equifax master database record format and quality checks to prevent customer data from corrupting Equifax* and* databases, which includes multiple components (including the* databases) that enable the system to feed the* and * .

(k)                                  * “” means the development system that is used perform back-up production jobs for customer validations and statistical* models and that utilizes both Equifax* and customer data to create statistical consumer models in* Software.

(l)                                     * “” or * “” means the Applications that provides a web front end to the Equifax* processing environment,* (*) systems, as well as interactive* to collect information on consumers and their purchasing habits.

(m)                               * “” means the* Application that performs the front end identification verification prior to an individual becoming a customer to the Equifax * .

(n)                                 * “” is a* application that allows Equifax customers to obtain information services online over the Internet in a secure manner. This includes both interactive activity (end user use) as well as non-interactive activity (system to system).

(o)                                 * “” means the * Application system that performs financial processing, including Accounts Payable, Accounts Receivable, General Ledger, Payroll, Fixed Assets and Financial Controller.

(p)                                 * “” means an * database repository that contains data utilized by North America* and Corporate finance* and is used for back-end processing and notification of the daily trip-wires.

(q)                                 * “” means the * Application that is the Equifax corporate* system.

(r)                                    * “” means the Application processing system that produces a consolidated credit report by merging data from different credit reporting repositories and includes a maintenance component that captures credit files changes during the * process.

(s)                                  “* Exchange” means the mainframe Application system that processes telecommunications default commerce account information.

(t)                                    “* Exchange Batch” means the* Exchange Application* daily batch processing job that must complete * for daily processing and the* Exchange Application month-end batch processing job.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-2

(u)                                 * “” means the Application that contains utility default commerce account information, which runs * and* .

(v)                                 * “” is a midrange platform that contains the* ,* Exchange and Decision Power customized Application programs.

(w)                               * “” means the Application system that provides a searching algorithm against a list of individuals that is provided by* , which is updated * by the* and is accessed by both * and * .

(x)                                   * “” means the event based system that transmits address and inquiry information within* hours of availability to customers and interfaces and has file transfers with * .

(y)                                 * “” or * “” means the Application system that is a complete credit reporting system for small business data, which runs * and includes the * and* databases.

(z)                                   “Static Web Sites” are the web portals serving static images and text and through which information is provided to consumers and Equifax business customers and include corporate sites such as www.equifax.com and product specific sites, ie www.equifaxsecure.com.  For purposes of this Schedule B the Static Web Sites do not include interactive Applications accessed via such Sites.

(aa)                            Contains all the components for *, * and* customized applications programs that allows the customers to process transactions

2.2                               Other Defined Terms.

Capitalized terms used but not defined in this Exhibit B-4 shall have the meanings given them elsewhere in the Agreement.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-3

EXHIBIT B-5

SERVICE LEVELS - IRELAND

1.	INTRODUCTION
2.	DEFINITIONS
2.1	CERTAIN DEFINITIONS.
2.2	OTHER DEFINED TERMS.
1.	APPLICATIONS SERVICE LEVELS
1.1	ONLINE APPLICATIONS UPTIME – DISTRIBUTED APPLICATION SERVERS.
1.2	GENERAL OPERATIONS
2.	VOICE NETWORK SERVICE LEVELS
2.1	VOICE NETWORK SERVICE AVAILABILITY.
2.2	VOICE SERVICE QUALITY.
3.	DATA NETWORK SERVICE LEVELS (WAN, MAN AND LAN)
3.1	CIRCUIT AND SITE AVAILABILITY, OUTAGES AND LATENCY.
3.2	LAN BACKBONE FAILURE RATE.
3.3	PACKET ERROR RATE.
3.4	INTERNET INFRASTRUCTURE AVAILABILITY, ACCESS AND CAPACITY.
4.	CROSS-FUNCTIONAL SERVICE LEVELS
4.1	SECURITY MANAGEMENT.
4.2	SERVICE REQUEST COMPLETION TIMES.
4.3	SERVICE DESK.
4.4	PROBLEM MANAGEMENT.
4.5	PROJECT MANAGEMENT/REQUIREMENTS
4.6	SERVICES MANAGEMENT.

Table of Attachments:
Attachment B-2-1:	Performance Standards
Attachment B-2-2:	Critical Service Levels
Attachment B-2-3:	Service Request Classifications and Completion Time Requirements
Attachment B-2-4:	Problem Resolution Notification Process
Attachment B-2-5:	Severity Level Classification
Attachment B-2-6:	Customer Satisfaction Survey Procedures

B-5-i

1.                                      INTRODUCTION

This Exhibit B-2 sets forth the Service Levels applicable to IBM’s performance of the Services in Spain.

2.                                      DEFINITIONS

2.1                               Certain Definitions.

The following capitalized terms used in this Exhibit B-5 shall have the meanings given below:

(a)                                  * “” means the consumer call center incoming call voice service (“* 845” numbers).

(b)                                 “* Server” means the * Servers (as defined in Attachment A-3) in production at the relevant Site.

(c)                                  * “” means the Third Party Email/Groupware Software licensed by * (which is defined in Attachment A-3).

(d)                                 “* Server” means, at each relevant Site, the NT servers used to run Equifax internal production Applications.

2.2                               Other Defined Terms.

Capitalized terms used but not defined in this Exhibit B-5 shall have the meanings given them elsewhere in the Agreement.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-5-1

ATTACHMENT B-1-1

PERFORMANCE STANDARDS

1.                                      APPLICATIONS SERVICE LEVELS

1.1                               Online Applications Uptime – Enterprise

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Prime Hours, if applicable	Maintenance Window	Code
* Availability		Monthly	T: * P: Availability is measured by * region and calculated using the minutes of Downtime taken from the various logs. MD: N/A		*
Prime	• > [ ] % Availability ; and
• > Max No. Outages: [ ]
Non-Prime	• >[ ]% Availability; and
• Max No. Outages:

1.2                               Online Applications Uptime – Distributed Applications Server.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Prime Hours, if applicable	Maintenance Window	Code
* Availability	• > [ ]% Availability; and • Max No. Outages: [ ]	Monthly	T: System logs P: Monitor of Application and Hardware component Outages by alerts to system log. Calculate Availability using the total * of Downtime taken from the system log. MD: N/A	N/A	None	*
* Availability		Monthly	T: System logs P: Monitor of Application and Hardware component Outages by alerts to system log. Calculate Availability using the total* of		*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-1-1-1

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Prime Hours, if applicable	Maintenance Window	Code
Downtime taken from the system log MD: N/A
• Prime	• > [ ]% Availability; and • Max No. Outages: [1]
• Non-Prime	• % Availability; and • Max No. Outages: [*]
* Availability		Monthly

T:  System logs; problem management system P:  Monitor application and hardware component Outages by alerts to system logs.  Availability is calculated using*   of Downtime taken from incident reports and system logs. MD: N/A

				*	None	*
• Prime	• >[ ]% Availability; and • Max No. Outages: [*]	Monthly
• Non-Prime	• >[ ]% Availability; and • Max No. Outages: [*]	Monthly
* Availability			T: System logs for * component P: Availability is calculated using the* of Downtime in the individual outage incident reports. MD: N/A	*	* ; and * planned outage	*
• Prime	• % Availability; and • Max No. Outages: [ ]	Monthly
• Non-Prime	• >[ ]% Availability; and • Max No. Outages: [ ]	Monthly
* Availability

* T: Weekly and monthly scripts and system logs; P: Monitor of Software and Hardware component Outages by alerts to the * application and by manually (by on-call personnel) updating the * “”.Availability is calculated by dividing the total*  of Downtime taken from the log when both locations are not Available for Use.

				*	N/A	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-1-1-2

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Prime Hours, if applicable	Maintenance Window	Code

* is also coded within the Application.Although statistics are maintained by site for Browser access and IP (*) access separately, “Downtime” for purposes of this Service Level applies to when * sites*  not available.  MD: N/A

•	• >[ ]% Availability; and • Max No. Outages: [ ]
•	• >[ ]% Availability; and • Max No. Outages: [ ]
Internet Distribution Channel Uptime	Outage date and times, Downtime minutes, reason for Outage and resolution for each of the redundant components.		T: Weekly and monthly scripts and system logs;* after * P: As stated above for Availability MD: N/A			*

1.3                               Online Application Response Time.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
* Response Time	• Response Time: < to [*] seconds for [*]% of transactions	Monthly	T: * P: TBD MD: TBD	*
* Response Time	• Response Time: < to [*] seconds for [*]% of transactions; and • Response Time: < to [] seconds for []% of transactions; and • Response Time: < to [*] seconds for [*]% of transactions* *	Monthly	T: * P: TBD MD: TBD	*
* Response Time	• Average Response Time: < to [*] second	Monthly	T:* and logs P: Monitor Response Time for selected transactions and overall Response Time for all transactions using. Average Response Time is measured by	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-1-1-3

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
dividing the total number of * for the month into the total* for the transactions MD: N/A
* Response Time	• Response Time: < to [*] seconds for [*]% of transactions	Monthly	T: * P: MD: N/A	*
* Response Time	• Average Response Time: < to [*] seconds during Prime Hours only	Monthly	T: System logs; time stamp log P: Average transaction Response Time is measured by* the total number of transactions completed for the month * the total processing time for the transactions. * MD:	*
* Response Time – Consumer Transactions	• Average Response Time: < to* seconds for *% of transactions	Monthly

T:  Web server logs P: Monitor Response * on activity logs for consumer transactions separately.  Average transaction Response Time is calculated * the total number of consumer transactions completed for the month * the total processing time (*) for such transactions. During the* analysis the Parties will reconcile the Service Level as written to be consistent with the current measurement process. MD: N/A

*
* Response Time – Commercial Transactions	• Average Response Time: < to* seconds for *% of transactions	Monthly	T: Web server logs P: Monitor Response Time * on activity logs for commercial transactions	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-1-1-4

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code

separately.  Average transaction Response Time is calculated * the total number of commercial transactions completed for the * total processing time * for such transactions.  During the* analysis the Parties will reconcile the Service Level as written to be consistent with the current measurement process. MD:  N/A

1.4                               * Service Levels.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
* Outages	No more than [ ] Outages per LPAR of any component that prevents all or any portion of production processing from initiation or completion. (*).	Monthly	T: System Logs P: MD: N/A	*
* Tape Subsystem Outages

•      No more than [  ] Outages of tape subsystem components per month that prevents any production processing from initiation or completion (*); and

•      No single Outage of a tape subsystem that prevents any production processing from initiation or completion (*) shall be greater than [  ] hours.

Monthly

As of the Commencement Date tape subsystems include * and all robotics associated with the same. * to include in* the addition of spare tape drive equipment to be paid * elects not to purchase the additional equipment then* will baseline on the current environment.

*
* DASD Subsystem Outages	No more than [ ] Outages of any DASD subsystem component per month that prevents any production processing from initiation or completion* .	Monthly	T: System Logs and problem management data P: Calculate Outages based on system logs and problem mgmt data MD: *	*
* Tape Mount Time	For on-site tapes:	Monthly	T/P: * /Measure to cover* ,	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-1-1-5

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
	• [ ]% of Tape Mount Times < [ ] minutes • [ ]% of Tape Mount Times < [ ]minutes • [ ]% of Tape Mount Times < [ ]minutes		* , and manual.
* Availability

•      [  ]% of requests for the removal of * media shall be fulfilled (including made available to *) within* hour for each block of* from the time of the submission of the removal form to the tape library; and

•      [  ]% of requests for * volumes shall be fulfilled (including made available for production processing) within* hour for each block of* from the time the request is submitting to the tape library.

		Monthly	T : Manual P: Calculate based on data from the tape removal forms MD: N/A	*

1.5                               General Operations

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Change Management Timeliness Rate	* []%	Monthly	T: TBD P: TBD MD: TBD	*
Change Success Rate	* []%	Monthly	T: TBD P: TBD MD: TBD	*
Release Implementation Timeframe Accuracy*	Less than [* ]%	Monthly	T: TBD P: TBD MD: TBD	*
Standards Implementation Accuracy*	* []%	Monthly	T: TBD P: TBD MD: TBD	*

*These Service Levels are objectives of and subject to certain of the IT Management Process transformation activities

1.6                               Pre-Commencement Date Service Levels

IBM shall monitor, measure, report and achieve the service levels set forth in Attachment B-1-7 that were applicable immediately prior to the Commencement Date (the “Pre-Commencement Date Service Levels”).   IBM shall continue to do so until the conclusion of the relevant applicable Baselining Periods for the Service Levels in this Section 1 applicable to the Services and/or Applications measured by the Pre-Commencement Date Service Levels.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-1-1-6

2.                                      VOICE NETWORK SERVICE LEVELS

2.1                               Voice Network Service Availability.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
* Systems(1) Uptime	Downtime: < [ ] minutes per month for each * system	Monthly	T/P: (*) pinging each device that has an * and is on a * or (*) duration tracked in Problem mgmt system for devices without * . MD: N/A	*
Voicemail Systems(3) Uptime	Downtime: < [ ] minutes per month for each voicemail system	Monthly	T/P: (*) pinging each device that has an * and is on a * or (*) duration tracked in Problem mgmt system for devices without * . MD:	*
Call Management Components(4) Availability	• > [ ]% for the call management components; and • no more than [ ] minutes of Downtime for any single call management component supporting a consumer call center	Monthly	T/P: (*) pinging each device that has an * and is on * or (*) duration tracked in Problem mgmt system for devices without * . MD: N/A	*

Notes:

(1) For purposes of this Service Level, the demarcations of measurement for “PBX system” shall begin at and include the Site telco interface (e.g., main distribution frame) and end at and include the station ports on the PBX Equipment, and shall include the PBX Equipment (excluding the handsets) and Software, as well as associated trunking Equipment and Software.  Scheduled Uptime for each PBX system shall be* hours per day,* days per week.

(2) Reserved

(3) For purposes of this Service Level, the demarcations of measurement for “voicemail system” shall begin at the interface to the corresponding PBX Equipment or the interface to the corresponding LAN switch, as applicable (but shall exclude such PBX Equipment and LAN switch), and shall include the voicemail Equipment and Software.  Scheduled Uptime for each voicemail system shall be* hours per day,* days per week.

(4) For purposes of this Service Level, a “call management component” shall mean any of the following Elements:  (i) ACD Server and Software; (ii) VRU Server and Software; and  (iii) CMS Servers/Services & Software; and (iv) call detail recorders.  Scheduled Uptime for each call management component shall be* hours per day,* days per week.

2.2                               Voice Grade of Service.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Voice Grade of Service	IBM shall monitor, analyze and report on Voice Grade of Service for an approximate* sample (rotating the sample) of the IT Infrastructure.	Monthly

T/P:  IBM shall measure performance against this Service Level by assessing Voice Grade of Service for each Site using automated traffic collection software to the extent available, or otherwise using a* process based involving requests for data from telco providers and data collection from * , systems. * are excluded. MD:  N/A

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-1-1-7

3.                                      DATA NETWORK SERVICE LEVELS (WAN, MAN AND LAN)

3.1                               Circuit and Site Availability, Outages and Latency.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Frame Relay Circuit Availability	• The aggregate Availability of the Frame-relay Circuits shall be > [ ]%; and • *	Monthly

T: IBM shall measure performance against these Service Level using Network management tools (including * and *) monitored real-time, tracking Downtime. P: The process in place as of the Commencement Date MD:  N/A

*
VPN Circuit Availability	• The aggregate Availability of the VPN Circuits shall be > [ ]%; and • *	Monthly	T: * P: The process in place as of the Commencement Date MD: N/A	*
Point to Point Circuit Availability	• The aggregate Availability of the Point to Point Circuits shall be > [ ]%; and • *	Monthly

T: IBM shall measure performance against these Service Level using Network management tools (including* and *) monitored real-time, tracking Downtime. P: The process in place as of the Commencement Date MD:  N/A

*
External Customer Provided Circuits	Downtime minutes by Outage event by External Customer	Monthly	T: Network monitoring tools P: Ability to measure an report subject to External Customer grant of access MD: N/A	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-1-1-8

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
ISDN Circuit Availability	IBM to test monthly each ISDN Circuit and report on failures.	Monthly	T/P: Network management tools; monitoring of * devices for carrier availability. MD: N/A	*
Latency for Frame Relay and VPN Circuits >56K (North America)	Average latency for all Frame Relay and VPN Circuits < to [ ] milliseconds	Monthly	T/P: Reports from * for VPN Circuits and* for Frame Relay MD: TBD	*
Latency for Frame Relay and VPN Circuits s <56K (North America)	Average latency for all Frame Relay and VPN Circuits < to [ ] milliseconds	Monthly	T/P: Reports from * for VPN Circuits and* for Frame Relay MD: TBD	*
Remote Access Availability	* > * []%	Monthly	T: TBD P: TBD MD: TBD	*
* / * Availability	* > []%	Monthly	T/P: Network management tools monitored real-time, tracking Downtime MD: N/A	*

Notes:

Scheduled Uptime for each Circuit shall be* hours per day,* days per week.

3.2                               LAN Backbone Failure Rate.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Backbone LAN Failure Rate	The Data Network Backbone Failure Rate shall be < [ ]2 per month.	Monthly	T/P: Monitoring and logging of Outages using problem management data; and * and* after * . MD: N/A	*

Notes:

Scheduled Uptime for the Backbone LAN shall be* hours per day,* days per week.

3.3                               Packet Error Rate.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Packet Error Rate	The Packet Error Rate shall be < to *%		T/P: VPN: * and then * after* MD: TBD	A-VPN only & *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-1-1-9

3.4                               Front-end Processor (FEP) Availability.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Front-end Processor Availability	Availability of each FEP shall be > [ ]%.		T/P: IBM shall measure performance against this Service Level using* and Problem Mgmt system.MD: N/A	*

3.5                               Internet Infrastructure Availability, Access and Capacity.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Availability of Internet Access	Availability of Internet Access at each Equifax Site shall be > [ ]%. “Internet Access” means outbound connectivity from the host at * Site to any ISP * .	Monthly	T/P: Scripting that logs and pages providing message and severity (* “”) in accordance with process in place as of the Commencement Date; and * after* .MD: N/A	*
Internet Infrastructure Availability	Availability of the Internet Infrastructure at each Site shall be > [ ]%. “Internet Infrastructure” means collectively the * Devices.	Monthly

T/P: * scripting that logs and pages providing message and severity in accordance with process in place as of the Commencement Date, however, during the * analysis the Parties will clarify which components measured by the* ; * after* .MD:  N/A

*
Internet Utilization	Percentage utilization of Internet Access (i) during peak periods and (ii) average during the Measurement Period.	Monthly	T/P: * if applicable in accordance with process in place as of the Commencement Date; * after * .MD: N/A	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-1-1-10

4.                                      CROSS-FUNCTIONAL SERVICE LEVELS

4.1                               Security Management.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Security Device & Active Intrusion Detection Device Availability

Availability each Security Device and active (rather than passive) Intrusion Detection Device shall be > [  ]%.  .A Security Device or Intrusion Detection Device is Available for purposes of this Service Level if either it or its redundant/backup device are Available.

		Monthly	T: Network monitoring tools P: Monitored real-time and calculated based on the actual number detected MD: *	*
* Attempts	Number of * Attempts during the Measurement Period.	Monthly	T: Network monitoring tools P: Monitored real-time and calculated based on the actual number detected MD: N/A	*
* Incidents	Number of * Incidents during the Measurement Period.	Monthly	T: Network monitoring tools P: Monitored real-time and calculated based on the actual number detected MD: N/A	*
High Risk Security Audit Findings	Number of High Risk Security Audit Findings during the Measurement Period.	Monthly	T/P: Manual MD: N/A	*
Password Reset Time	Less than* minutes for [*]% of requests.	Monthly	T: System logs; problem management data P: As defined. MD: *	*
Security Incident Reporting Time – Severity 1	< [*] minutes	Monthly	T: Problem management data P: As defined. MD: *	*
Security Incident Reporting Time – Severity 2	< [*] minutes	Monthly	T: Problem management data P: As defined. MD: *	*
Security Incident Reporting Time – Severity 3	< [*] minutes	Monthly	T: Problem management data P: As defined. MD: *	*

4.2                               Service Request Completion Times.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Service Request	< [*]% of each of the Service Request classifications set forth in	Monthly	T/P: IBM shall measure performance against	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-1-1-11

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Completion Time Percentages	Attachment B-1-3, except that the calculation shall exclude MAC “Projects”, the completion times for which shall be as agreed by the Parties.

 these Service Levels using existing tools, processes utilized by Equifax immediately prior to the Effective Date; provided, however, that if the existing tools are not capable of measuring these Service Levels, IBM shall implement a manual process using a flat file or spreadsheet. MD: N/A

4.3                               Service Desk.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
First Call Problem Resolution Percentage	The First Call Problem Resolution Percentage shall be greater than or equal to *% for External Customer calls.	.	T: Heat; IBM shall measure performance against this Service Level using * after Service Desk * P: As defined MD:*	*
	First Call Problem Resolution Percentage shall be greater than or equal to *% for Internal Customer calls.		T: Heat; IBM shall measure performance against this Service Level using * after Service Desk * P: As defined MD: N/A	*
Average Speed of Answer– External Customer	The Average Speed of Answer for External Customer calls shall be <* seconds		T: IBM shall measure performance against this Service Level using Symposium;* after Service Desk* . P: Average of calls from External Customers during the month. MD:	*
Average Speed of Answer –Internal Customer	The Average Speed of Answer for Internal Customer calls shall be <[ ] seconds		T: Symposium ;* after Service Desk * P: As defined MD: *	*
Abandon Rate – External Customer	The Abandon Rate shall be < to *% for External Customer calls.		T: Symposium ;* after Service Desk * . P: As defined.	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-1-1-12

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
MD: N/A
Abandon Rate –Internal Customer	The Abandon Rate shall be < to [ ]%for Internal Customer calls.		T: Symposium ;* after Service Desk * P: As defined MD:*	*
Customer Satisfaction Survey – Category 1	The Customer Satisfaction Survey – Category(1) scores shall be > [ ] for > *% of respondents.	Monthly	T: This Service Level is measured by a third party provided managed by Equifax. P: To be agreed during * MD:*	*
Customer Satisfaction Survey – Category 2	The Customer Satisfaction Survey score shall be [ ] for > [ ]% of the surveys completed during the Measurement Period.	Monthly	T:* after Service Desk * P: To be agreed during* * MD:	*
Customer Satisfaction Survey – Category 3	The Customer Satisfaction Survey – Category(3) scores shall be > [ ] for [each project].		T: This Service Level is measured by a third party provided managed by Equifax P: Sample of at least* projects per month; to be agreed during * . MD: *	*

4.4                               Problem Management.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Status Update Time – Severity 1	*% of Status Update Times shall be < to the following timeframes: (i) 15 minutes for each initial status update; and (ii)* minutes for each subsequent status update.	Monthly	T:* after Service Desk * P: As defined MD:*	*
Status Update Time – Severity 2	*% of Status Update Times shall be < to* hours.	Monthly	T:* after Service Desk * P: As defined MD:*	*
Status Update Time – Severity 3	*% of Status Update Times shall be < to* Business Day. This Service Level shall be measured for External Customers only.	Monthly	T:* after Service Desk * P: As defined MD:*	*
Escalation Time – Severity 1 and 2	*% of Escalation Times for the first level of escalation shall be < to* minutes.	Monthly	T:* after Service Desk * P: As defined MD:*	*
	*% of Escalation Times for the second level of escalation shall	Monthly	T:* after Service Desk *	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-1-1-13

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
	be < to* minutes.		P: As defined MD:*
	*% of Escalation Times for the third level of escalation shall be < to* minutes.	Monthly	T:* after Service Desk * P: As defined MD:*	*
Problem Response – Severity 1 and 2	*% of Problem Response Times shall be < to* minutes.	Monthly	T:* after Service Desk * P: As defined MD:*	*
Problem Response – Severity 3	*% of Problem Response Times shall be < to* Business Day. This Service Level shall be measured for External Customers only.	Monthly	T:* after Service Desk * P: As defined MD:*	*
Problem Resolution – Severity 1

Problem Resolution Times for Severity* problems shall meet the following requirements: (a) *% of Problem Resolution Times for Severity 1 problems shall be < to* minutes; and (b) *% of Problem Resolution Times for Severity 1 problems to be measured under part (a) shall be < to* minutes.

		Monthly	T: * after Service Desk * P: As defined MD:*	*
Problem Resolution – Severity 2

Problem Resolution Times for Severity* problems shall meet the following requirements: (a) *% of Problem Resolution Times for Severity 2 problems shall be < to* minutes; and (b) *% of Problem Resolution Times for Severity 2 problems to be measured under part (a) shall be < to* hours.

		Monthly	T:* after Service Desk * P: As defined MD:*	*
Problem Resolution – Severity 3

Problem Resolution Times for Severity 3 problems shall meet the following requirements: (a) *% of Problem Resolution Times for Severity 3 problems shall be < to* Business Days; and (b) *% of Problem Resolution Times for Severity 3 problems to be measured under part (a) shall be < to* Business Days.

		Monthly	T:* after Service Desk * P: As defined MD:*	*
Root Cause Analysis Time(3) – External Customer Impacting

*% of Root Cause Analysis Times shall be < to* hours Days for External Customer impacting Incidents and Problems regardless of Severity Level; provided, however, that if IBM is not responsible for resolution of the Problem, then the Problem resolution actor shall provide IBM the technical RCA input w/in* hours and IBM shall have 24 hours from receipt of the technical RCA to complete the External Customer RCA.  The External Customer RCA is a customer-friendly (rather than technical) report on the root cause of an Incident or Problem.

		Monthly	T: * after Service Desk * P: As defined; the content and form of the External Customer RCA shall be as performed by Equifax prior to the Commencement Date. MD:*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-1-1-14

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Root Cause Analysis Time – Internal Customer Impacting – Severity Level 1	*% of Root Cause Analysis Times shall be < to* Business Days for Severity Level 1 Incidents and Problems impacting Internal Customers only.	Monthly	T:* after Service Desk * P: As defined MD:*	*
Root Cause Analysis Time – Internal Customer Impacting – Severity Level 2	*% of Root Cause Analysis Times shall be < to* Business Days for Severity Level 2 Incidents and Problems impacting Internal Customers only.	Monthly	T:* after Service Desk * P: As defined MD:*	*
Root Cause Analysis Time – Internal Customer Impacting – Severity Level 3

*% of Root Cause Analysis Times shall be < to* Business Days for Severity Level 3 Incidents and Problems impacting Internal Customers only.RCAs for Severity 3 Incidents and Problems that do not affect* and do not relate to Service Level Defaults will be performed by IBM only upon request by Equifax.

		Monthly	T:* after Service Desk * P: As defined MD:*	*

4.5                               Project Management/Requirements

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Project On-Budget Accuracy	* ± * []%	Monthly	T/P: Manual MD: *	*
Project On-Time Delivery Accuracy	* [%]	Rolling 6 month period	T/P: Manual MD: *	*
Requirements Solution Customer Satisfaction	The Customer Satisfaction Survey score shall be [ ] for > [ ]% of the surveys.	Monthly	T/P: Manual MD: *	*

4.6                               Services Management.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Chargeback Information Accuracy	<* for chargeback data provided by Equifax within at least* Business Days before the last day of the calendar month	Monthly	T/P: Manual MD: *	*
Invoice Accuracy	>*%	Monthly	T/P: Manual MD: *	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-1-1-15

ATTACHMENT B-1-2

Critical Service Levels

SERVICE LEVEL	WEIGHTING FACTOR
* Availability	70
* Availability	46
* Availability	20
* Availability	0
* Availability	0
* Outages	0
* Availability	0
* Circuit Availability	16
* Circuit Availability	16
* Circuit Availability	8
* Availability	4
* Percentage	4
*	16
*	0
TOTAL:	200

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-1-2-1

ATTACHMENT B-1-3

Service Request Classifications and Completion Time Requirements

The Service Request classifications referenced in Section 4.2 above, and the corresponding “ Service Level Time Period” for each, shall be as set forth in the table below.

#

Service Request Classification

Service Level Time Period

1.	Desktop Data Network Connection	* Business Days
2.	Phone Move	* Business Days
3.	New Handset/ Headset	* Business Days
4.	Order Placement for New Office Phone Line	* Business Days
5.	Office Phone Software Change - PBX	* Business Days
6.	Office Phone Software Change - LEC	* Business Days
7.	Adhoc Telephone Reports/ Modifications	By agreed date
8.	New Voicemail Account	* Business Days
9.	Order Placement for New Calling Card Account	* Business Days
10.	Orders placement for provisioning connectivity or de-install	* Business Day
11.	Installation of a new Internet dedicated Circuit	* Business Days
12.	Installation of a new Frame Relay Circuit	* days
13.	Installation of a new PVC	* days
14.	Install time for Site-to-Site VPN Services1 at each VPN gateway location where customer provides connectivity, without regard to if customer or VPN provides the router	* (*) working days
15.	Install time for Site-to-Site VPN Services1 at each VPN gateway location where service provider provides connectivity	* days
16.	Circuit de-installs	* days
17.	External Customer Provided Circuit connection	* days
18.	* adds	* Days
19.	Equifax * changes	* Business Days

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-1-3-1

ATTACHMENT B-1-4

Problem Resolution Notification Process

“Problem Resolution Notification Process “ means:

(a)           (a)           For cases in which IBM must contact an end user regarding an Incident or Service Request (each an “End User Request”) that IBM believes, in good faith, has been resolved or completed (as applicable), the following process:

•                  IBM shall place the applicable End User Request in a “pending close” status, thereby stopping measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric.

•                  IBM will attempt to contact the end user via phone and, if the end user is unavailable, IBM will leave a voice mail seeking contact (or, if the end user does not have voicemail, IBM will send an e-mail to the end user).  At such time as the end user contacts IBM with respect to the End User Request, measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric for such End User Request will continue.

•                  If the end user does not respond to the voicemail or e-mail from IBM, IBM will make* additional attempts to contact the end user in a similar manner once on each of the next* Business Days.

•                  If, after such attempts, the end user has not contacted IBM, the End User Request will be closed no sooner than* Business Day after the final attempt and IBM will send an e-mail to the end user notifying him or her of such closure.

•                  If the end user subsequently notifies IBM within five Business Days of closure of the End User Request that the work associated with the initial End User Request was not completed, the End User Request will be reopened with the same ticket number and measurement of the applicable Problem Resolution Time metric or Service Request Completion Time metric for such End User Request will continue at that time; provided, however, that such reopening shall not cause a retroactive adjustment to: (A) Service Level reports corresponding to the preceding calendar month; or (B) the determination of IBM’s compliance with Service Levels for the preceding calendar month.  If the end user notifies IBM after the five Business Day period described above, a new Incident or Service Request ticket will be opened, as applicable.

(b)           For cases in which IBM must contact the end user regarding End User Requests that have not been resolved or completed (as applicable) and that require end user feedback in order for problem resolution or Service Request completion efforts to continue, the following process:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-1-4-1

•                  IBM shall place the applicable End User Request in a “pending contact” status, thereby stopping measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric.

•                  IBM will attempt to contact the end user via phone and, if the end user is unavailable, IBM will leave a voice mail seeking contact (or, if the end user does not have voicemail, IBM will send an e-mail to the end user). At such time as the end user contacts IBM with respect to the End User Request, measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric for such End User Request will continue.

•                  If the end user does not respond to the voicemail or e-mail from IBM, IBM will make* additional attempts to contact the end user in a similar manner once on each of the next* Business Days.

•                  If, after such attempts, the end user has not contacted IBM, the End User Request will be placed on hold and IBM will send an e-mail to the end user notifying him or her of such hold.  At such time as the End User Request is placed on hold (no sooner than* Business Day after the final attempt), measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric will be suspended.  At such time as the end user contacts IBM with respect to the End User Request, measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric for such End User Request will continue; provided, however that End User Requests placed on hold will be closed if, after* Business Days, the end user does not respond to IBM.  If the end user responds to IBM after such* Business Day period, a new problem or Service Request ticket will be opened, as applicable.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-1-4-2

ATTACHMENT B-1-5

Severity Level Classifications

“Severity Level” means, with respect to an Incident or Problem (referred to herein interchangeably with “problem”), the highest-priority level that is applicable based on the following classifications (such classifications are in descending order of priority):

1.             Severity 1

1.1           “Severity 1” means a critical Incident or Problem, including an Incident or Problem that causes or threatens to cause any of the following:

•                  A business critical problem with * impact as determined by * ;

•                  An external* to the Equifax * ;

•                  A* to Equifax, including any Problem adversely affecting the ability of Equifax * to receive and response to* ;

•                  A * ;

•                  An unauthorized * ;

•                  Scheduled * which have reached their* (i.e., exceeded the * ); or

•                  A problem that potentially affects a * of Equifax * .

1.2           Without limiting the generality of the foregoing, the following shall be deemed to be Severity 1 problems:

•                  A problem affecting the ability of * to * the * or an* .

2.             Severity 2

“Severity 2” means a serious problem, including a problem that causes or threatens to cause any of the following:

•                  An * (e.g., the failure of a * where the * available for use) affecting* ;

•                  A serious outage impacting a system utilized* ; or

•                  * of a major * .

Without limiting the generality of the foregoing, problems that are not classified as Severity 1 shall be deemed Severity 2 problems.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-1-5-1

3.             Severity 3

“Severity 3” means a limited problem, including a problem that causes or threatens to cause any of the following:

•                  A problem affecting a * ; or

•                  A low impact problem.

Without limiting the generality of the foregoing, all problems not classified as Severity 1 or Severity 2 problems shall be deemed Severity 3 problems.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-1-5-2

ATTACHMENT B-1-6

Customer Satisfaction Survey Procedures

1.             Customer Satisfaction - Category 1 and Category 3 are attached hereto.

2.             Customer Satisfaction - Category 2 to be agreed by the Parties during * .

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-1-6-1

ATTACHMENT B-1-7

Pre-Commencement Date Service Levels

[Attached]

B-1-7-1

ATTACHMENT B-2-1

PERFORMANCE STANDARDS

1.                                      APPLICATIONS SERVICE LEVELS

1.1                               Online Applications Uptime – Enterprise.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Prime Hours, if applicable	Maintenance Window	Code
Enterprise Server Systems Availability	The Performance Standard for Availability of the Enterprise Server Systems shall be as set forth in Attachment B-2-7 (Pre-Commencement Date Service Levels).	Monthly	T/P: As set forth in Attachment B-2-7 (Pre-Commencement Date Service Levels) MD: N/A	*	*	*

1.2                               Online Applications Uptime – Distributed Application Servers.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Prime Hours, if applicable	Maintenance Window	Code
Web Application Server Systems Availability	[ %] Availability of each Web Application	Monthly	T: TBD P: TBD MD: TBD	TBD	TBD	*
* Server Systems Uptime – Madrid	• Downtime (Madrid): < * Minutes per month • Non-Prime Hours Downtime (Madrid) < * Minutes per month	Monthly	T: Notes server logs P: Calculation of the application availability using the method in place as of the Commencement Date in the UK MD: N/A	* to * * to *		*
File/Print Server Uptime	• Prime Hours Downtime: < * Minutes per month • Non-Prime Hours Downtime < * Minutes per month	Monthly	T: File/Print Server logs P: Calculation of the average availability of the service per server MD: N/A	* to* – * to *		*
* Server Availability	• [ %] Availability	T: System logs P: As defined. MD: TBD	* to * –* to *			*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-2-1-1

1.3                               Online Application Response Time - Enterprise.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
* Response Time	The Performance Standard for* Response Time shall be as set forth in Attachment B-2-7 (Pre-Commencement Date Service Levels).	Monthly	T/P: As set forth in Attachment B-2-7 (Pre-Commencement Date Service Levels) MD: N/A	*

1.4                               Online Application Response Time – Distributed Applications Servers.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Web Application Logon Page Response Time	• < to* seconds for [*]% of transactions • < to* seconds for [*]% of transactions	Monthly	T: CURL tool log P: Measures the Response Time for at the logon page of the Web Application during the hours of * to* –* to* using the process in place of the Commencement Date. MD: *	*

1.5                               Successful Scheduled Batch Processing - Enterprise.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Scheduled Batch Failure Rate	• < to * %	Monthly	T: Batch processing scheduler logs and SMF data P: As defined. MD: N/A	*

1.6                               Successful Scheduled Batch Processing - Distributed Applications Servers.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Midrange Batch Failure Rate	• < to * %	Monthly	* *	*

1.7                               General Operations.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Change Management Timeliness Rate	* []%	Monthly	T: TBD P: TBD	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-2-1-2

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
MD: TBD
Change Success Rate	* []%	Monthly	T: TBD P: TBD MD: TBD	*
Release Implementation Timeframe Accuracy*	Less than [* ]%	Monthly	T: TBD P: TBD MD: TBD	*
Standards Implementation Accuracy*	* []%	Monthly	T: TBD P: TBD MD: TBD	*

*These Service Levels are objectives of and subject to certain of the IT Management Process transformation activities

2.                                      NETWORK SERVICE LEVELS

2.1                               VPN Tunnel Availability.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Iberian * Availability	Report on the number of Outages and Downtime minutes for each *	Monthly	T: TBD P: Periodic testing of the availability of the hardware and software running the * MD: N/A	*

2.2                               Voice Network Service Availability.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
PBX Systems(1) Uptime	Downtime: < [ ] minutes per month for each PBX system	Monthly	T/P: * monitoring and reporting. MD: N/A	*

2.3                               LAN Backbone Failure Rate.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Backbone LAN Failure Rate	The Data Network Backbone Failure Rate shall be < [ ] per month.	Monthly	T: * monitoring and reporting and* data after Transition.	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-2-1-3

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
MD: N/A

Notes:

Scheduled Uptime for the Backbone LAN shall be * hours per day,* days per week.

2.4                               Internet Infrastructure Availability.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Internet Infrastructure Availability	Availability of the Internet Infrastructure at each Site shall be > [ ]%. “Internet Infrastructure” means collectively the * Devices.	Monthly	T/P: * and network management tools MD: TBD	*

3.                                      CROSS-FUNCTIONAL SERVICE LEVELS

3.1                               Security Management.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Unauthorized Network Penetration Attempts	Number of Unauthorized Network Penetration Attempts during the Measurement Period.	Monthly	T: Firewall log P: Digest of the firewall log MD: N/A	*
High Risk Security Audit Findings	Number of High Risk Security Audit Findings during the Measurement Period.	Monthly	T/P: Manual MD: N/A	*
Password Reset Time	Less than* minutes for [* ]% of requests.	Monthly	T: System logs; problem management data P: As defined. MD: *	*
Security Incident Reporting Time – Severity 1	< [* ] minutes	Monthly	T: Problem management data P: As defined. MD: *	*
Security Incident Reporting Time – Severity 2	< [* ] minutes	Monthly	T: Problem management data P: As defined. MD: *	*
Security Incident Reporting Time – Severity 3	< [* ] minutes	Monthly	T: Problem management data P: As defined. MD: *	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-2-1-4

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Virus Signature File Deployment Completion Time	* < * [%]	Monthly	T: Change Management data P: As defined. MD: *	*

3.2                               Service Request Completion Times.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Service Request Completion Times

< [* ]% of each of the Service Request classifications set forth in Attachment B-2-3, except that the calculation shall exclude MAC “Projects”, the completion times for which shall be as agreed by the Parties.

Monthly

T/P:  IBM shall measure performance against these Service Levels using existing tools,* ; provided, however, that if the existing tools are not capable of measuring these Service Levels, IBM shall implement a * process using*
MD:  TBD

*

3.3                               Service Desk.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
First Call Problem Resolution Percentage	The First Call Problem Resolution Percentage shall be greater than or equal to [*]%.	Monthly	T:* after Service Desk Transition P: As defined MD: TBD	*
Average Speed of Answer	The Average Speed of Answer shall be <[*] seconds.	Monthly	T:* after Service Desk Transition P: As defined MD: TBD	*
Abandon Rate —Internal Customer	The Abandon Rate shall be < to [*]%.	Monthly	T:* after Service Desk Transition P: As defined MD: TBD	*
Customer Satisfaction Survey – Category 2	The Customer Satisfaction Survey score shall be [ ] for > [ ]% of the surveys completed during the Measurement Period.	Monthly	T:* after Service Desk Transition P: To be agreed during Transition MD: TBD	*

3.4                               Problem Management.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Status Update Time	[*]% of Status Update Times shall be < to the following	Monthly	T:* after Service Desk Transition	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-2-1-5

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
– Severity 1	timeframes: (i) * minute for each initial status update; and (ii) * minutes for each subsequent status update.		P: As defined MD: TBD
Status Update Time – Severity 2	[*]% of Status Update Times shall be < to [* ] hour.	Monthly	T:* after Service Desk Transition P: As defined MD: TBD	*
Status Update Time – Severity 3	[* ]% of Status Update Times shall be < to* hours.	Monthly	T:* after Service Desk Transition P: As defined MD: TBD	*
Escalation Time – Severity 1 and 2	[* ]% of Escalation Times for the first level of escalation shall be < to* minutes.	Monthly	T:* after Service Desk Transition P: As defined MD: TBD	*
	[* ]% of Escalation Times for the second level of escalation shall be < to* minutes.	Monthly	T:* after Service Desk Transition P: As defined MD: TBD	*
	[* ]% of Escalation Times for the third level of escalation shall be < to* minutes.	Monthly	T:* after Service Desk Transition P: As defined MD: TBD	*
Problem Response – Severity 1 and 2	[* ]% of Problem Response Times shall be < to* minutes.	Monthly	T:* after Service Desk Transition P: As defined MD: TBD	*
Problem Response – Severity 3	[* ]% of Problem Response Times shall be < to* Business Day.	Monthly	T:* after Service Desk Transition P: As defined MD: TBD	*
Problem Resolution – Severity 1

Problem Resolution Times for Severity 1 problems shall meet the following requirements: (a) [* ]% of Problem Resolution Times for Severity* problems shall be < to* minutes; and (b) * % of Problem Resolution Times for Severity* problems to be measured under part (a) shall be < to [* ].

		Monthly	T:* after Service Desk Transition P: As defined MD: TBD	*
Problem Resolution – Severity 2

Problem Resolution Times for Severity 2 problems shall meet the following requirements: (a)
[*]% of Problem Resolution Times for Severity* problems shall be < to* minutes; and (b) * % of Problem Resolution Times for Severity* problems to be measured under part (a) shall be < to [*].

		Monthly	T:* after Service Desk Transition P: As defined MD: TBD	*
Problem Resolution – Severity 3	Problem Resolution Times for Severity 3 problems shall meet the following requirements: (a) [* ]% of Problem Resolution Times for Severity * problems	Monthly	T:* after Service Desk Transition P: As defined MD: TBD	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-2-1-6

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
shall be < to * minutes; and (b) * % of Problem Resolution Times for Severity * problems to be measured under part (a) shall be < to [* ].
Desktop PC Problem Response and Resolution Times	Problem response and resolution statistics for Desktop PC Problems.	Monthly	T: Problem management data as of the Commencement Date and* after Transition P: Parties to agree content and format of reports subject to tool capability	*
Root Cause Analysis Time – Severity Level 1	[*]% of Root Cause Analysis Times shall be < to* Business Days for Severity Level 1 Incidents and Problems impacting Internal Customers only.	Monthly	T:* after Service Desk Transition P: As defined MD: TBD	*
Root Cause Analysis Time – Severity Level 2	[* ]% of Root Cause Analysis Times shall be < to* Business Days for Severity Level 2 Incidents and Problems impacting Internal Customers only.	Monthly	T:* after Service Desk Transition P: As defined MD: TBD	*
Root Cause Analysis Time – Severity Level 3

[* ]% of Root Cause Analysis Times shall be < to * Business Days for Severity Level 3 Incidents and Problems impacting Internal Customers only.  Formal root cause analysis for Severity 3 Incidents and Problems that do not affect * and do not relate to Service Level Defaults will be provided by IBM only upon request by Equifax.

		Monthly	T:* after Service Desk Transition P: As defined MD: TBD	*

3.5                               Project Management/Requirements

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Project On-Time Delivery Accuracy	* [%]	Rolling 6 month period	T/P: Manual MD: *	*
Project On-Budget Accuracy	* ± * []%	Monthly	T/P: Manual MD: *	*
Requirements Solution Customer Satisfaction	The Customer Satisfaction Survey score shall be [ ] for > [ ]% of the surveys.	Monthly	T/P: Manual MD: *	*

3.6                               Services Management.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Chargeback	< * for chargeback data provided by Equifax within at least * Business	Monthly	T/P: Manual	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-2-1-7

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Information Accuracy	Days before the last day of the calendar month		MD: *
Invoice Accuracy	>* %	Monthly	T/P: Manual MD: *	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-2-1-8

ATTACHMENT B-2-2

Critical Service Levels

SERVICE LEVEL	WEIGHTING FACTOR
* System Availability	80
* Server Systems Availability	0
* Response Time	60
* Response Time	0
* Rate	60
* Print Server Uptime	0
* Server Systems (Madrid) Uptime	0
* Rate	0
* Systems Availability	0
* Server Availability	0
TOTAL:	200

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-2-2-1

ATTACHMENT B-2-3

Service Request Classifications and Completion Time Requirements

The Service Request classifications referenced in Section 3.2 above, and the corresponding “Service Level Time Period” for each, shall be as set forth in the table below.

#

Service Request Classification

Service Level Time Period

1.	Physical IMACs of File/Print Servers, Desktop PCs, and Network Printers	*
2.	Physical IMACs: Telephone Standard Handsets	*
3.	Logical IMACs for File/Print Servers, Desktop PCs, Network Printers, and Telephone Standard Handsets	*
4.	Equifax* definitions changes/new, including associated RACF updates if needed.	*
5.	Voicemail: New Account/ Modifications	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-2-3-1

ATTACHMENT B-2-4

Problem Resolution Notification Process

“Problem Resolution Notification Process “ means:

(a)                                  For cases in which IBM must contact an end user regarding an Incident or Service Request (each an “End User Request”) that IBM believes, in good faith, has been resolved or completed (as applicable), the following process:

•                  IBM shall place the applicable End User Request in a “pending close” status, thereby stopping measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric.

•                  IBM will attempt to contact the end user via phone and, if the end user is unavailable, IBM will leave a voice mail seeking contact (or, if the end user does not have voicemail, IBM will send an e-mail to the end user).  At such time as the end user contacts IBM with respect to the End User Request, measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric for such End User Request will continue.

•                  If the end user does not respond to the voicemail or e-mail from IBM, IBM will make * additional attempts to contact the end user in a similar manner once on each of the next * Business Days.

•                  If, after such attempts, the end user has not contacted IBM, the End User Request will be closed no sooner than * Business Day after the final attempt and IBM will send an e-mail to the end user notifying him or her of such closure.

•                  If the end user subsequently notifies IBM within * Business Days of closure of the End User Request that the work associated with the initial End User Request was not completed, the End User Request will be reopened with the same ticket number and measurement of the applicable Problem Resolution Time metric or Service Request Completion Time metric for such End User Request will continue at that time; provided, however, that such reopening shall not cause a retroactive adjustment to: (A) Service Level reports corresponding to the preceding calendar month; or (B) the determination of IBM’s compliance with Service Levels for the preceding calendar month.  If the end user notifies IBM after the* Business Day period described above, a new Incident or Service Request ticket will be opened, as applicable.

(b)                                 For cases in which IBM must contact the end user regarding End User Requests that have not been resolved or completed (as applicable) and that require end user feedback in order for problem resolution or Service Request completion efforts to continue, the following process:

•                  IBM shall place the applicable End User Request in a “pending contact” status, thereby stopping measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric.

•                  IBM will attempt to contact the end user via phone and, if the end user is unavailable, IBM will leave a voice mail seeking contact (or, if the end user does not have voicemail,

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-2-4-1

IBM will send an e-mail to the end user). At such time as the end user contacts IBM with respect to the End User Request, measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric for such End User Request will continue.

•                  If the end user does not respond to the voicemail or e-mail from IBM, IBM will make * additional attempts to contact the end user in a similar manner once on each of the next * Business Days.

•                  If, after such attempts, the end user has not contacted IBM, the End User Request will be placed on hold and IBM will send an e-mail to the end user notifying him or her of such hold.  At such time as the End User Request is placed on hold (no sooner than* Business Day after the final attempt), measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric will be suspended.  At such time as the end user contacts IBM with respect to the End User Request, measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric for such End User Request will continue; provided, however that End User Requests placed on hold will be closed if, after * Business Days, the end user does not respond to IBM.  If the end user responds to IBM after such * Business Day period, a new problem or Service Request ticket will be opened, as applicable.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-2-4-2

ATTACHMENT B-2-5

Severity Level Classifications

“Severity Level” means, with respect to an Incident or Problem (both referred to interchangeably with “problem” in this Attachment B-2-5), the highest-priority level that is applicable based on the following classifications (such classifications are in descending order of priority):

1.                                      Severity 1

1.1                                 “Severity 1” means a critical Incident or Problem, including an Incident or Problem that causes or threatens to cause any of the following:

•                  A business critical problem with * impact as determined by* ;

•                  An external * to the Equifax * name;

•                  A * to Equifax;

•                  A* ;

•                  An unauthorized* ;

•                  Scheduled * which have reached their * (i.e., exceeded the* ); or

•                  A problem that potentially affects a * of Equifax* .

1.2                                 Without limiting the generality of the foregoing, the following shall be deemed to be Severity 1 problems:

•                  A problem affecting the ability of * to * the * or an * during* .

2.                                      Severity 2

“Severity 2” means a serious problem, including a problem that causes or threatens to cause any of the following:

•                  An * (e.g., the failure of a * where the * available for use) affecting* ;

•                  A serious * impacting a * utilized * by Equifax; or

•                  * of a major* .

Without limiting the generality of the foregoing, problems that are not classified as Severity 1 shall be deemed Severity 2 problems.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-2-5-1

3.                                      Severity 3

“Severity 3” means a limited problem, including a problem that causes or threatens to cause any of the following:

•                  A problem affecting* ; or

•                  A low impact problem.

Without limiting the generality of the foregoing, all problems not classified as Severity 1 or Severity 2 problems shall be deemed Severity 3 problems.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-2-5-2

ATTACHMENT B-2-6

Customer Satisfaction Survey Procedures

To be agreed by the Parties during* .

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-2-6-1

ATTACHMENT B-2-7

Pre-Commencement Date Service Levels

B-2-7-1

ATTACHMENT B-3-1

PERFORMANCE STANDARDS

1.                                      APPLICATIONS SERVICE LEVELS

1.1                               Online Applications Uptime - Enterprise.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Prime Hours, if applicable	Maintenance Window	Code
* Uptime	• Downtime: < * Minutes per month	Monthly	T: * via attribution P: Calculation of availability of the application (not individual client access).using calculation method in place as of the Commencement Date MD: N/A	* to * - * to * - to *		*

1.2                               Online Applications Uptime - Distributed Application Servers.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Prime Hours, if applicable	Maintenance Window	Code
* Uptime	• Downtime: <* Minutes per month	Monthly	T: EE system logs P: Calculation of the business product availability using the method in place as of the Commencement Date MD: N/A	* to * - * to * - * to *		*
* Weekly Availability Report	• Minutes of Downtime by application and customer	Weekly	Same	*
* Uptime	• Downtime: <* Minutes per month	Monthly	T:* system logs P: Calculation of the business product	* to * -* to *		*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-3-1-1

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Prime Hours, if applicable	Maintenance Window	Code
			availability using the method in place as of the Commencement Date MD: N/A	* -* to *
* Uptime Weekly Availability report	• Minutes of Downtime by application and customer	Weekly	Same			*
* (*) Uptime	• Downtime: <* Minutes per month	Monthly

T: Midrange System Logs and * App Logs
P: Calculation of the business product availability using the method in place as of the Commencement Date, including data collection activities performed by *
MD: N/A

				N/A		*
* Uptime	• Downtime: < * Minutes per month	Monthly	T: Midrange System Logs P: Calculation of the application availability using the method in place as of the Commencement Date MD: N/A	Daily - * to *		*
* Uptime	• Downtime: < * Minutes per month	Monthly	T: Midrange System Logs P: Calculation of the minutes of Downtime of the hardware and operating system MD: *	Daily - * to *		*
* Uptime - Bradford	• Prime Hours Downtime (Bradford): < * Minutes per month	Monthly	T: * server logs P: Calculation of the	* to * - *		*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-3-1-2

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Prime Hours, if applicable	Maintenance Window	Code
	• Non-Prime Hours Downtime (Bradford) < * Minutes per month		application availability using the method in place as of the Commencement Date MD: N/A	to *
* Uptime - London	• Downtime (London): < * Minutes per month • Non-Prime Hours Downtime (London) < * Minutes per month	Monthly	T: * server logs P: Calculation of the application availability using the method in place as of the Commencement Date MD: N/A	* to * - * to *		*
* Uptime - Bradford	• Prime Hours Downtime (Bradford): < * Minutes per month • Non-Prime Hours Downtime (Bradford) < * Minutes per month	Monthly	T: * Server logs P: Calculation of the average availability of the service per server at the site using the method in place as of the Commencement Date MD: N/A	* to* - * to *		*
* Uptime - London	• Downtime (London): < * Minutes per month • Non-Prime Hours Downtime (London) < * Minutes per month	Monthly	T: * logs P: Calculation of the average availability of the service per server at the site using the method in place as of the Commencement Date MD: N/A	* to* - * to *		*
* Uptime - Bradford	• Prime Hours Downtime (Bradford): < * Minutes per month • Non-Prime Hours Downtime (Bradford) < * Minutes per month	Monthly	T:* server logs P: Calculation of the average availability of the service per server at the site using the	* to* - * to *		*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-3-1-3

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Prime Hours, if applicable	Maintenance Window	Code
method in place as of the Commencement Date MD: N/A
* Uptime - London	• Downtime (London): < * Minutes per month • Non-Prime Hours Downtime (London) < * Minutes per month	Monthly	T: * server logs P: Calculation of the average availability of the service per server at the site using the method in place as of the Commencement Date MD: N/A	* to* -* to *		*

1.3                               Online Application Response Time - Enterprise.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
* Response Time	The * Response Time Service Measure consists of the following eight components:	Monthly	T: * via attribution P: Calculation using the method in place as of the Commencement Date MD: N/A	*
• *, Score and Chars, No * Requested - * % within* secs
• *, Score and Chars, 0 * Found - * % within * secs
• *, Score and Chars, * Found - * % within * secs
• *, Score and Chars, * Found - * % within * secs
• *, Score and Chars, No * Requested - * % within* secs
• *, Score and Chars, 0 * Found - * % within * secs
• *, Score and Chars, * Found - * % within * secs
• *, Score and Chars, * Found - * %

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-3-1-4

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
within * secs

1.4                               Online Application Response Time - Distributed Applications Servers.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
* Response Time –* and *	• < to * seconds for *% of transactions		T: * logs for Healthcheck Response Times P: Calculation of system response time (not customer perceived) using the method in place as of the Commencement Date MD: *	*
* Response Time –* Based and *	• < to * seconds for *% of transactions		T: * logs for Healthcheck Response Times P: Calculation of system response time (not customer perceived) using the method in place as of the Commencement Date MD: *	*
* Response Times	• < to * seconds for *% of transactions		T: * logs for Healthcheck Response Times P: Calculation of system response time (not customer perceived) using the method in place as of the Commencement Date MD: N/A	*
* (*) Response Times	• < to * seconds for *% of transactions		T: Midrange System Logs and Commercial App Logs P: Calculation of system response time (not customer perceived) using the method in place as of the Commencement Date MD: *	*

1.5                               Successful Scheduled Batch Processing - Enterprise.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Legislative Batch Misses	• <* Miss Per month	Monthly	T: * Logs and * data P: Calculation using the method in place	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-3-1-5

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
as of the Commencement Date MD: N/A
Billing Batch Misses	• <* Miss Per month	Monthly	T: * Logs and * data P: Calculation using the method in place as of the Commencement Date MD:	*
Scheduled Batch Failure Rate	• < to *%	Monthly	T:* Logs and* data P: Calculation using the method in place as of the Commencement Date MD: N/A	*
* Application Misses	• < to* Misses per calendar quarter	Quarterly	T: * Logs and* data P: Calculation using the method in place as of the Commencement Date MD: N/A	*

Equifax to provide * x * on-call Applications support for Severity* batch processing Incidents.

1.6                               Successful Scheduled Batch Processing & Media Operations - Distributed Applications Servers.

Application	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
* Tape Loading & Batch Processing*	• Data loaded to * by * on same day (providing tapes received before midday that day) < to* failure per quarter.	Quarterly	T: : Midrange System Logs and Commercial App Logs P: Calculation using the method in place as of the Commencement Date MD: N/A	*
Midrange Media Download	• IBM to respond to Problems relating to download of supported midrange media within 2 Business Days < to 1 failure per month	Monthly	T/P: Problem management system MD: *	*

*IBM shall not be responsible for a failure of this Service Level if and to the extent caused by Cap Gemini’s failure to perform provided that IBM used Commercially Reasonable Efforts to manage * performance.

1.7                               General Operations

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Change Management	* %	Monthly	T: TBD	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-3-1-6

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Timeliness Rate			P: TBD MD: TBD
Change Success Rate	*%	Monthly	T: TBD P: TBD MD: TBD	*
Release Implementation Timeframe Accuracy*	Less than *%	Monthly	T: TBD P: TBD MD: TBD	*
Standards Implementation Accuracy*	*%	Monthly	T: TBD P: TBD MD: TBD	*

*These Service Levels are objectives of and subject to certain of the IT Management Process transformation activities

2.                                      VOICE NETWORK SERVICE LEVELS

2.1                               Voice Network Service Availability.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
PBX Systems(1) Uptime	Downtime: < * minutes per month for each PBX system	Monthly	T/P: (1) pinging each device that has an * and is on a * or (2) duration tracked in Problem mgmt system for devices without an * . MD: N/A	*
Voicemail Systems(3) Uptime	Downtime: < * minutes per month for each voicemail system.	Monthly	T/P: (1) pinging each device that has * and is on * or (2) duration tracked in Problem mgmt system for devices without an* . MD:	*
Call Management Components (4) Availability	• > *% for the call management components; and • no more than * minutes of Downtime for any single call management component supporting a consumer or External Customer call center	Monthly	T/P: (1) pinging each device that has an * and is on * or (2) duration tracked in Problem mgmt system for devices without an* . MD: N/A	*
Consumer Call Center Voice Service	• > *% for the call management components; and • no more than * minutes of Downtime	Monthly	T/P: Problem management data and carrier reports. MD: N/A	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-3-1-7

Notes:

(1) For purposes of this Service Level, the demarcations of measurement for “PBX system” shall begin at and include the Site telco interface (e.g., main distribution frame) and end at and include the station ports on the PBX Equipment, and shall include the PBX Equipment (excluding the handsets) and Software, as well as associated trunking Equipment and Software.  Scheduled Uptime for each PBX system shall be * hours per day, * days per week.

(2) Reserved

(3) For purposes of this Service Level, the demarcations of measurement for “voicemail system” shall begin at the interface to the corresponding PBX Equipment or the interface to the corresponding LAN switch, as applicable (but shall exclude such PBX Equipment and LAN switch)], and shall include the voicemail Equipment and Software.  Scheduled Uptime for each voicemail system shall be * hours per day, * days per week.

(4) For purposes of this Service Level, a “call management component” shall mean any of the following Elements: (i) ACD Server and Software; (ii) VRU Server and Software; (iii) CMS Servers/Services & Software; and (iv) call detail recorders.  Scheduled Uptime for each call management component shall be * hours per day, * days per week.

2.2                               Voice Service Quality.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Voice Service Quality	IBM shall make available to Equifax (periodically and upon request) telco reports on the quality of the voice services	N/A	N/A	*

3.                                      DATA NETWORK SERVICE LEVELS (WAN, MAN AND LAN)

3.1                               Circuit and Site Availability, Outages and Latency.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Frame Relay Circuit Availability	• The aggregate Availability of the Frame-relay Circuits shall be > *%; and • IBM shall use * to restore each * as soon as possible.	Monthly

T: IBM shall measure performance against these Service Level using Network management tools (including * and *) monitored real-time, tracking Downtime.
P: The process in place as of the Commencement Date
MD: N/A

*
* Circuit Availability	• The aggregate Availability of the * Circuits shall be > *%; and • IBM shall use Commercially Reasonable Efforts to restore each Site Outage as soon as possible.	Monthly	T/P: TBD MD: Upon completion of the * circuit installation project; there are no * circuits as of the Commencement Date.	*
Point to Point Circuit Availability	• The aggregate Availability of the Point to Point Circuits shall be > *%; and • IBM shall use * Efforts to restore each * as soon as possible.	Monthly	T: IBM shall measure performance against these Service Level using Network management tools (including * and*) monitored real-time, tracking Downtime. P: The process in place as of the	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-3-1-8

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Commencement Date MD: N/A
External Customer Provided Circuits	Downtime minutes by Outage event by External Customer	Monthly	T: Use existing Network Management tools. P: Ability to measure an report subject to External Customer grant of access MD:	*
* Circuit Availability	IBM to test monthly each * Circuit and report on failures.	Monthly	T/P: Network management tools; monitoring of * devices for carrier availability. MD: N/A	*
Latency for Frame Relay Circuits	Average latency for all Frame Relay Circuit < to* milliseconds.	Daily from* to *	T/P: * service report MD: N/A	*
Monitoring of Utilisation of Frame Relay Circuits and Routers	Within * Business Day IBM to notify Equifax of each occurrence of Frame Relay circuit utilisation exceeding *% for greater than * during the hours of * to * r.	Exception Basis	T: TBD P: TBD MD: N/A	*
Remote Access Availability (including Dial IP)	Availability of Dail-up IP remote access (e.g., Tail Circuits, Routers and Radius Servers > *%	Monthly	T: TBD. P: TBD MD: TBD	*

Notes:

Scheduled Uptime for each Circuit shall be* hours per day,* days per week.

3.2                               LAN Backbone Failure Rate.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Backbone LAN Failure Rate	The Data Network Backbone Failure Rate shall be < *% per month.	Monthly	T: Problem management data; and* after Transition. MD: N/A	*

Notes:

Scheduled Uptime for the * shall be * hours per day,* days per week.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-3-1-9

3.3                               Packet Error Rate.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Packet Error Rate	The Packet Error Rate shall be < to *% during the hours of* to *	Monthly	T/P: IBM shall measure performance against this Service Level using network management tools (e.g., * ,* reports) and processes existing as of the Commencement Date, monitored real-time. MD: N/A	*

3.4                               Front-end Processor (FEP) Availability.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Front-end Processor Availability	Availability of each FEP shall be > *%.	Monthly	T: IBM shall measure performance against this Service Level using network management systems and problem management data. P: TBD MD: N/A	*

3.5                               Internet Infrastructure Availability, Access and Capacity.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Availability of Internet Access	Availability of Internet Access at each * shall be > *%. “Internet Access” means outbound connectivity from the host at * to any* router.	Monthly	T/P: Pinging routers using network management tools, measured at* (*) second intervals, and* reports. MD:	*
Internet Infrastructure Availability	Availability of the Internet Infrastructure at each Site shall be > *%. “Internet Infrastructure” means collectively the* .	Monthly	T/P: TBD MD: TBD	*
Internet Utilization	Percentage utilization of Internet Access (i) during * and (ii) average during * Period.	Monthly	T/P: TBD MD: TBD	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-3-1-10

4.                                      CROSS-FUNCTIONAL SERVICE LEVELS

4.1                               Security Management.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Security Device & Active Intrusion Detection Device Availability

Availability of the services delivered by each * and active (*) * Device shall be > * % %.  A Security Device or * is Available for purposes of this Service Level if either it or its * device are Available.

			T: Network monitoring tools P: Monitored real-time and calculated based on the actual number detected MD: *	*
Unauthorized Network Penetration Attempts	Number of * Attempts during the Measurement Period.	Monthly	T: Network monitoring tools P: Monitored real-time and calculated based on the actual number detected MD: N/A	*
Unauthorized Successful Network Penetration Incidents	Number of * Incidents during the Measurement Period.	Monthly	T: Network monitoring tools P: Monitored real-time and calculated based on the actual number detected MD: N/A	*
* Audit Findings	Number of * Audit Findings during the Measurement Period.	Monthly	T/P: Manual MD: N/A	*
Password Reset Time	Less than* Business Day for *% of requests.	Monthly	T: System logs; problem management data P: As defined. MD: *	*
Security Incident Reporting Time – Severity 1	<* minutes	Monthly	T: Problem management data P: As defined. MD: *	*
Security Incident Reporting Time – Severity 2	<* minutes	Monthly	T: Problem management data P: As defined. MD: *	*
Security Incident Reporting Time – Severity 3	<* minutes	Monthly	T: Problem management data P: As defined. MD: *	*
Virus Signature File Deployment Completion Time	* < *%	Monthly	T: Change Management data P: As defined. MD: *	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-3-1-11

4.2                               Service Request Completion Times.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Service Request Completion Time Percentages

< *% of each of the Service Request classifications set forth in Attachment B-3-3, except that the calculation shall exclude MAC “Projects”, the completion times for which shall be as agreed by the Parties.

Monthly

T/P: IBM shall measure performance against these Service Levels using existing tools, processes utilized by Equifax immediately prior to the Effective Date; provided, however, that if the existing tools are not capable of measuring these Service Levels, IBM shall implement a * process using a * or*
MD:

*

4.3                               Service Desk.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
First Call Problem Resolution Percentage	The First Call Problem Resolution Percentage shall be greater than or equal to *%.	Monthly	T: * after Service Desk Transition P: As defined MD: TBD	*
Average Speed of Answer	The Average Speed of Answer shall be < * seconds.	Monthly	T: * after Service Desk Transition P: As defined MD: TBD	*
Abandon Rate –Internal Customer	The Abandon Rate shall be < to *%.	Monthly	T: * after Service Desk Transition P: As defined MD: TBD	*
Customer Satisfaction Survey – Category 2	The Customer Satisfaction Survey score shall be * out of* for > * 0%.	Monthly	T/P: Tools and process in place as of the Commencement Date MD: N/A	*

4.4                               Problem Management.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Status Update Time – Severity 1	*% of Status Update Times shall be < to the following timeframes: (i) * minutes for each initial status update; and (ii) * minutes for each subsequent status update.	Monthly	T: * after Service Desk Transition P: As defined MD:*	*
Status Update Time – Severity 2	*% of Status Update Times shall be < to* hour.	Monthly	T: * after Service Desk Transition P: As defined MD:*	*
Status Update Time	*% of Status Update Times shall be < to* Business Day.	Monthly	T: * after Service Desk Transition	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-3-1-12

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
– Severity 3			P: As defined MD:*
Escalation Time – Severity 1 and 2	*% of Escalation Times for the first level of escalation shall be < to* minutes.	Monthly	T:* after Service Desk Transition P: As defined MD: *	*
	*% of Escalation Times for the second level of escalation shall be < to* minutes.	Monthly	T:* after Service Desk Transition P: As defined MD:*	*
	*% of Escalation Times for the third level of escalation shall be < to* minutes.	Monthly	T:* after Service Desk Transition P: As defined MD:*	*
Problem Response – Severity 1 and 2	*% of Problem Response Times shall be < to* minutes.	Monthly	T:* after Service Desk Transition P: As defined MD:*	*
Problem Response – Severity 3	*% of Problem Response Times shall be < to* Business Day.	Monthly	T:* after Service Desk Transition P: As defined MD: *	*
Problem Resolution – Severity 1

Problem Resolution Times for Severity* problems shall meet the following requirements: (a) *% of Problem Resolution Times for Severity* problems shall be < to* minutes; and (b) *% of Problem Resolution Times for Severity* problems to be measured under part (a) shall be < to* minutes.

		Monthly	T:* after Service Desk Transition P: As defined MD:*	*
Problem Resolution – Severity 2

Problem Resolution Times for Severity* problems shall meet the following requirements: (a) *% of Problem Resolution Times for Severity* problems shall be < to* minutes; and (b) *% of Problem Resolution Times for Severity* problems to be measured under part (a) shall be < to* hours.

		Monthly	T:* after Service Desk Transition P: As defined MD:*	*
Problem Resolution – Severity 3

Problem Resolution Times for Severity 3 problems shall meet the following requirements: (a) *% of Problem Resolution Times for Severity 3 problems shall be < to* Business Days; and (b) *% of Problem Resolution Times for Severity 3 problems to be measured under part (a) shall be < to* Business Days.

		Monthly	T: * after Service Desk Transition P: As defined. MD: *	*
Desktop PC Problem Response and Resolution Times	Problem response and resolution statistics for Desktop PC Problems.	Monthly	T: * database as of the Commencement Date and * after Transition	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-3-1-13

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
P: Parties to agree content and format of reports subject to tool capability
Root Cause Analysis Time – Internal Customer Impacting – Severity Level 1	*% of Root Cause Analysis Times shall be < to* Business Days for Severity Level* Incidents and Problems impacting Internal Customers only.	Monthly	T: * after Service Desk Transition P: As defined MD: *	*
Root Cause Analysis Time – Internal Customer Impacting – Severity Level 2	*% of Root Cause Analysis Times shall be < to* Business Days for Severity Level 2 Incidents and Problems impacting Internal Customers only.	Monthly	T: * after Service Desk Transition P: As defined MD: *	*
Root Cause Analysis Time – Internal Customer Impacting – Severity Level 3

*% of Root Cause Analysis Times shall be < to* Business Days for Severity Level 3 Incidents and Problems impacting Internal Customers only.  RCAs for Severity 3 Incidents and Problems that do not affect * and do not relate to Service Level Defaults will be performed by IBM only upon request by Equifax.

		Monthly	T:* after Service Desk Transition P: As defined MD:*	*

4.5                               Project Management/Requirements

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Project On-Budget Accuracy	* ± *%	Monthly	T/P: Manual MD: *	*
Project On-Time Delivery Accuracy	* %	Rolling 6 month period	T/P: Manual MD: *	*
Requirements Solution Customer Satisfaction	The Customer Satisfaction Survey score shall be [ ] for > *% of the surveys.	Monthly	T/P: Manual MD: *	*

4.6                               Services Management.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Chargeback Information Accuracy	< * for chargeback data provided by Equifax within at least* Business Days before the last day of the calendar month	Monthly	T/P: Manual MD: *	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-3-1-14

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Invoice Accuracy	> *%	Monthly	T/P: Manual MD: *	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-3-1-15

ATTACHMENT B-3-2

Critical Service Levels

§	SERVICE LEVEL	WEIGHTING FACTOR
1.1	* Uptime	20
1.2	* Uptime	6.2
1.2	* Uptime	6.2
1.2	* (*) Uptime	15.9
1.2	* Uptime	3
1.2	* Uptime	0
1.2	* Uptime (Bradford)	3
1.2	* Uptime (London)	3

1.2	* Availability (Bradford)	1
1.2	* Availability (London)	1

1.2	* Availability (Bradford)	1
1.2	* Availability (London)	1

1.3	* Response Time	20
1.4	* Response Time	6.3
1.4	* XML Response Time	0
1.4	* Screen Based Response Time	6.3
1.4	* (*) Response Time	0
1.5	* Batch Misses	2
1.5	* Batch Misses	2
1.5	* Batch * Rate	13.4
1.5	* Misses	8.3
1.6	* Tape Loading & Batch Processing	5.8
1.7	* Success Rate	0
2.1	* Systems Uptime	8.0
2.1	* Availability	6.1
3.1	* Circuit Availability	25
3.1	* Circuit Availability	5
3.1	* Frame Relay Circuits	5
3.1	* Availability	0
3.2	* Failure Rate	0
3.3	* Rate	1

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-3-2-1

3.4	* Availability	10
3.5	* Infrastructure Availability	0
4.4	*	14.54
TOTAL:		170

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-3-2-2

ATTACHMENT B-3-3

Service Request Classifications and Completion Time Requirements

The Service Request classifications referenced in Section 4.2 above, and the corresponding “ Service Level Time Period” for each, shall be as set forth in the table below.

#	Service Request Classification	Service Level Time Period
1.	Desktop Data Network Connection	* Business Days
2.	Physical IMACs of* , Desktop PCs, and Network Printers	* business days
3.	Physical IMACs: Telephone Standard Handsets	* Business Days
4.	Logical IMACs for* , Desktop PCs, Network Printers, and Telephone Standard Handsets	*
5.	Installation of New Office Phone Line Order Placement	* Business Days
6.	Office Phone Software including International Call Access	* Business Days
7.	New or Modified Home Exchange Line Order Placement	* Business Days
8.	Adhoc Telephone Reports/ Modifications	By Agreement
9.	New Voicemail Account/ Modifications	* Business Days
10.	Orders placement for provisioning connectivity or de-install	* after receiving all data necessary for provisioning connectivity or de-install
11.	Order fulfillment for requests for Dail-IP remote access	* Business Days
12.	Order fulfillment for requests for Frame Relay Circuit	* 0 Business Days
13.	Order fulfillment for requests for PVC	* Business Days
14.	Order fulfillment for requests for de-installs of circuits	* Business Days
15.	Connectivity to External Customer Provided Circuit	* Business Days
16.	IP address adds within current schema	* Business Days
17.	Equifax CICS definitions changes/new	* Business Days
18.	Availability of additional Internet capacity from time of request	* days

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-3-3-1

ATTACHMENT B-3-4

Problem Resolution Notification Process

“Problem Resolution Notification Process “ means:

(a)                                  For cases in which IBM must contact an end user regarding an Incident or Service Request (each an “End User Request”) that IBM believes, in good faith, has been resolved or completed (as applicable), the following process:

•                  IBM shall place the applicable End User Request in a “pending close” status, thereby stopping measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric.

•                  IBM will attempt to contact the end user via phone and, if the end user is unavailable, IBM will leave a voice mail seeking contact (or, if the end user does not have voicemail, IBM will send an e-mail to the end user).  At such time as the end user contacts IBM with respect to the End User Request, measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric for such End User Request will continue.

•                  If the end user does not respond to the voicemail or e-mail from IBM, IBM will make * additional attempts to contact the end user in a similar manner once on each of the next * Business Days.

•                  If, after such attempts, the end user has not contacted IBM, the End User Request will be closed no sooner than * Business Day after the final attempt and IBM will send an e-mail to the end user notifying him or her of such closure.

•                  If the end user subsequently notifies IBM within * Business Days of closure of the End User Request that the work associated with the initial End User Request was not completed, the End User Request will be reopened with the same ticket number and measurement of the applicable Problem Resolution Time metric or Service Request Completion Time metric for such End User Request will continue at that time; provided, however, that such reopening shall not cause a retroactive adjustment to: (A) Service Level reports corresponding to the preceding calendar month; or (B) the determination of IBM’s compliance with Service Levels for the preceding calendar month.  If the end user notifies IBM after the * Business Day period described above, a new Incident or Service Request ticket will be opened, as applicable.

(b)                                 For cases in which IBM must contact the end user regarding End User Requests that have not been resolved or completed (as applicable) and that require end user feedback in order for problem resolution or Service Request completion efforts to continue, the following process:

•                  IBM shall place the applicable End User Request in a “pending contact” status, thereby stopping measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric.

•                  IBM will attempt to contact the end user via phone and, if the end user is unavailable, IBM will leave a voice mail seeking contact (or, if the end user does not have voicemail, IBM will send an e-mail to the end user). At such time as the end user contacts IBM with

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-3-4-1

respect to the End User Request, measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric for such End User Request will continue.

•                  If the end user does not respond to the voicemail or e-mail from IBM, IBM will make * additional attempts to contact the end user in a similar manner once on each of the next * Business Days.

•                  If, after such attempts, the end user has not contacted IBM, the End User Request will be placed on hold and IBM will send an e-mail to the end user notifying him or her of such hold.  At such time as the End User Request is placed on hold (no sooner than * Business Day after the final attempt), measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric will be suspended.  At such time as the end user contacts IBM with respect to the End User Request, measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric for such End User Request will continue; provided, however that End User Requests placed on hold will be closed if, after * Business Days, the end user does not respond to IBM.  If the end user responds to IBM after such * Business Day period, a new problem or Service Request ticket will be opened, as applicable.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-3-4-2

ATTACHMENT B-3-5

Severity Level Classifications

“Severity Level” means, with respect to an Incident or Problem, the highest-priority level that is applicable based on the following classifications (such classifications are in descending order of priority):

1.                                      Severity 1

1.1                                 “Severity 1” means a critical Incident or Problem, including an Incident or Problem that causes or threatens to cause any of the following:

•                  A business critical problem with * impact as determined by * ;

•                  An external * to the Equifax * ;

•                  A * to Equifax;

•                  A * ;

•                  An unauthorized * ;

•                  Scheduled * which have reached their * (i.e., exceeded the* ); or

•                  A problem that potentially affects a * of Equifax * .

1.2                                 Without limiting the generality of the foregoing, the following shall be deemed to be Severity 1 problems:

•                  A problem affecting the ability of * to * the * or an * during * .

2.                                      Severity 2

“Severity 2” means a serious problem, including a problem that causes or threatens to cause any of the following:

•                  An * (e.g., the failure of a * where the * is available for use) affecting * ;

•                  A serious outage impacting a * utilized * by Equifax; or

* of a major * .

Without limiting the generality of the foregoing, problems that are not classified as Severity 1 shall be deemed Severity 2 problems.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-3-5-1

3.                                      Severity 3

“Severity 3” means a limited problem, including a problem that causes or threatens to cause any of the following:

•                  A problem affecting a* ; or

•                  A low impact problem.

Without limiting the generality of the foregoing, all problems not classified as Severity 1 or Severity 2 problems shall be deemed Severity 3 problems.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-3-5-2

ATTACHMENT B-3-6

Customer Satisfaction Survey Procedures

To be agreed by the Parties during * .

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-3-61

ATTACHMENT B-4-1

PERFORMANCE STANDARDS

1.                                      APPLICATIONS SERVICE LEVELS

1.1                               Online Applications Uptime - Enterprise.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Prime Hours, if applicable	Maintenance Window	Code
* (*) Application Uptime Prime Hours(1)

•                  Downtime: < * minutes per month; and

•                  Downtime: < * minutes during any rolling consecutive * month period; and

•                  Max No. Outages: * per month

•                  [minutes of Downtime for which credits have been paid do not count toward other service levels; application of credits delayed * month where the measuring tools/process are manual]

Monthly

T: *, System logs and Problem Mgmt
P: Measuring Downtime as the aggregate minutes that any of the following are not Available for Use: Dataserver, *, *, a minimum of * functional * connected to each *, associated CICS regions, including *, Modeling, and *, and peripheral logging devices.
MD: N/A

				*		*
* (*) Application Uptime Non-prime Hours(1)

•                  Downtime: < [    ] minutes per month; and

•                  Downtime: < [    ] minutes during any rolling consecutive[    ] month period; and

•                  Max No. Outages: * per month

•                  [minutes of Downtime for which credits have been paid do not count toward other service levels; application of credits delayed * month where the measuring tools/process are manual]

Monthly

T: *, System logs and Problem Mgmt
P: Measuring Downtime as the aggregate minutes that any of the following are not Available for Use: Dataserver, *, *, a minimum of * functional * connected to each *, associated CICS regions,

				*		*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-1-1

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Prime Hours, if applicable	Maintenance Window	Code
including *, Modeling, and *, and peripheral logging devices. MD: N/A
Exchange * Uptime	• Downtime: < [ ] minutes per month; and • Max No. Outages: [*]	Monthly	T: *, System logs and Problem Mgmt P: Measuring at the host MD: *	N/A	*
* Uptime	• Downtime: < * minutes per month; and • Max No. Outages: *	Monthly	T: *, System logs and Problem Mgmt P: Measuring at the host, Downtime is measured if one of the 4 CICS regions is down (*) MD: *	N/A	* 3rd * of Month	*
* Uptime	• Downtime: < * minutes per month; and • Max No. Outages: * annually	Monthly	T: *, System logs and Problem Mgmt P: Measuring at the host as Availability of the * Region. MD: *	N/A	*

(1) In most cases the Prime Hours and Non-Prime Hours Service Measures for a particular Application are components of a single Service Level, however, in the case of* (* ) Uptime only the Service Measures for Prime Hours and Non-Prime Hours are separate Service Levels.

1.2                               Online Applications Uptime - Distributed Application Servers.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Prime Hours, if applicable	Maintenance Window	Code
* Uptime	• Downtime: < * minutes per month; and • Max No. Outages: *	Monthly	T: Log tables, system logs, Prob Mgmt * (Unix O/S utilities *); and * P: Manual process for	N/A	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-1-2

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Prime Hours, if applicable	Maintenance Window	Code
measurement of the Application’s components that make the application available for customers to process transactions MD:
* Uptime	• Downtime: < * minutes per month; and • Max No. Outages: *	Monthly	T/P: *; robot computer runs scripts every * seconds and records sample.	N/A	None	*
* Uptime	• Downtime: < * minutes per month; and • Max No. Outages: *	Monthly	T/P: *; robot computer runs scripts every * seconds and records sample.	N/A	None	*
* Uptime	• Downtime: < * minutes per month; and • Max No. Outages: *	Monthly	T/P: *; robot computer runs scripts every * seconds and records sample.	N/A	None	*
Static Web Sites Uptime	• Aggregate Downtime: <[ ] minutes per month	Monthly	T/P: *; report of successful completion code	N/A	None	*
* Availability	• [ ]% Availability; and • Max No. Outages: *	Monthly	T: Log tables, system logs, Prob Mgmt * (Unix O/S utilities*); and * P: Calculated based on the Downtime minutes captured in the* Systems availability report MD:	N/A	None	*
* Uptime			T: Log tables, system logs, Prob Mgmt * (Unix O/S utilities *); and * P: Manual process for measurement of the Application Downtime MD:	*	None	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-1-3

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Prime Hours, if applicable	Maintenance Window	Code
• Non-Prime	• Downtime: <* minutes per month; and • Max No. Outages: *	Monthly
• Prime	• Downtime: <* minutes per month; and • Max No. Outages: *	Monthly
* Uptime			T: Log tables, system logs, * (Unix O/S utilities*); P: Measure is hardware and O/S only MD:	*
• Non-Prime	• Downtime: <* minutes per month; and • Max No. Outages: *	Monthly
• Prime	• Downtime: <* minutes per month; and • Max No. Outages: *	Monthly
* Uptime			T: Log tables, system logs, * (Unix O/S utilities*); P: Measure is hardware and O/S only MD:		None	*
• Non-Prime	• Downtime: < * minutes per month; and • Max No. Outages: *	Monthly		N/A
• Prime	• Downtime: < * minutes per month; and • Max No. Outages: *	Monthly		*
* Uptime			T: Log tables, system logs, * (Unix O/S utilities*); P: Measure is hardware and O/S only MD:		*
• Non-Prime	• Downtime: < * minutes per month • Max No. Outages: *	Monthly		N/A
• Prime	• Downtime: < * minutes per month; and • Max No. Outages: *	Monthly		*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-1-4

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Prime Hours, if applicable	Maintenance Window	Code
* Uptime	Downtime: < [ ] minutes per month		T/P: *; robot computer runs scripts every * seconds and records sample. MD: Baselining Period To be commenced following *			*
• Non-Prime	• Downtime: < * minutes per month	Monthly		TBD
• Prime	• Downtime: < * minutes per month; and • Max No. Outages: *	Monthly		TBD
* Uptime			T: Log tables, system logs, * (Unix O/S utilities*); P: Measure is hardware and O/S only MD: N/A	*
• Non-Prime	• Downtime: < * minutes per month; and • Max No. Outages: *	Monthly
• Prime	• Downtime: < * minutes per month; and • Max No. Outages: *	Monthly
* Uptime			T: Logs; * P: Measure is hardware and O/S only MD: *	*	* Last * of month	*
• Non-Prime	• Downtime: < * minutes per month; and • Max No. Outages: *	Monthly
• Prime	• Downtime: < * minutes per month; and • Max No. Outages: *	Monthly
* Uptime	Max No. Outages: *	Monthly	T: Logs; * P: Measure is hardware and O/S only MD: *		*
* Uptime			T: Logs; * P: Measure is hardware and O/S only MD: *	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-1-5

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Prime Hours, if applicable	Maintenance Window	Code
• Non-Prime	• Report Downtime minutes and Outages per month	Monthly
• Prime	• Report Downtime minutes and Outages per month	Monthly
* Uptime			T: Logs; * P: Measure is hardware and O/S only, including for * MD: *	*
• Non-Prime	• Report Downtime minutes and Outages per month	Monthly
• Prime	• Report Downtime minutes and Outages per month	Monthly
* Uptime			T: Logs; * P: Measure is hardware and O/S only MD: *	*
• Non-Prime	• Report Downtime minutes and Outages per month	Monthly
• Prime	• Report Downtime minutes and Outages per month	Monthly
* Uptime	• Report Downtime minutes and Outages per month	Monthly	T: Logs; * P: Measure is Downtime of the * Application MD: *	*
* Uptime	• Report Downtime minutes and Outages per month	Monthly	T: Logs; * P: Measure is hardware and O/S only MD: *	-* am -* (next day) - - - am - - - am - (next day) *	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-1-6

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Prime Hours, if applicable	Maintenance Window	Code

1.3                               Online Application Response Time - Enterprise.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Consumer Credit (*) Response Time	• Response Time: < to * second for * of transactions; and • Response Time: < to * seconds for* of transactions; and • Response Time: < to * seconds for* of transactions	Monthly	T:* P: Parties to agree measurement process; Baselining Period to be* mos. MD: *	*
* Exchange Response Time	• Response Time: < to* seconds for* of transactions	Monthly	T:* P: Parties to agree measurement process; Baselining Period to be* mos.] MD: TBD	*
* Response Time	• Response Time: < to* seconds for* of transactions; and • Response Time: < to* seconds for * of transactions; and • * Response Time: < to seconds for of transactions	Monthly	T:* P: Parties to agree measurement process; Baselining Period to be* mos. MD: TBD	*

1.4                               Online Application Response Time - Distributed Applications Servers.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
* Response Time	• Response Time: < to* seconds for* of transactions	Monthly	T/P: Application transaction log and process in place as of the Commencement Date MD: N/A	*
Consumer Products Response Time	• Response Time: < to* second for* of transactions; and • Response Time: < to second forof transactions; and	Monthly	*; robot computer runs scripts every * seconds and records sample.	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-1-7

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
• * Response Time: < to seconds for * of transactions
* Response Time	• Response Time: < to * second for * of transactions; and • Response Time: < to * second for * of transactions; and • Response Time: < to * seconds for * of transactions	Monthly	*; robot computer runs scripts every * seconds and records sample.	*
* Response Time	• Response Time: < to * second for * of transactions; and • Response Time: < to * second for * of transactions; and • Response Time: < to * seconds for * of transactions	Monthly	*; robot computer runs scripts every * seconds and records sample.	*
* Response Time	• Response Time: < to * seconds for * of transactions; and • Response Time: < to * seconds for * of transactions	Monthly	T/P: Application transaction log and process in place as of the Commencement Date MD: N/A	*
* Response Time	• Response Time: < to * second for * of transactions; and • Response Time: < to * seconds for * of transactions; and • Response Time: < to * seconds for * of transactions	Monthly	T/P: Application transaction log and process in place as of the Commencement Date MD: N/A	*
* Response Time	• Response Time: < to * second for * of transactions; and • Response Time: < to * seconds for * of transactions	Monthly	*
* Response Time	• Response Time: < to * seconds for * of transactions	Monthly	*
* Response Time	• Response Time: < to * second for * of transactions; and • Response Time: < to * second for * of transactions; and • Response Time: < to * seconds for * of transactions	Monthly	*
* Response Time	• Response Time: < to * seconds for * of transactions; and • Response Time: < to * seconds for * of transactions	Monthly	*
Zoot Response Time	• Response Time: < to [ ] seconds for [ ]% of transactions	Monthly	*
* Response Time	• Response Time: < to * seconds for * of transactions;	Monthly	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-1-8

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
and • Response Time: < to * seconds for * of transactions
•

1.5                               Successful Scheduled Batch Processing - Enterprise.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
* Batch Completion	*% or more of * s shall be completed during nightly scheduled batch cycle	Monthly	T: * and System Logs P: Measured as completion by close of schedule processing time MD: N/A	*
* – Batch Completion Category 1	• No more than * for daily processes; and • No more than * per monthly processes	• Monthly and • Annually

T: * and System Logs
P: Measured as completion by close of schedule processing time; US * and Canada * files are (i) polled by * daily, * days per week; (ii) processed is * days per week, plus month-end.  Success is documented by * production report * created by job *, specified by report line * .
MD: N/A

*
* – Batch Completion Category 2	• No more than* for daily processes; and • No more than * per monthly processes	• Monthly and • Annually

T: * and System Logs
P: Measured as completion by close of schedule processing time of each of the following:
- the daily jobs of*) (must be completed daily by *)
-* Batch, Back ups and Controls (*) (must be completed by * daily and * on the first day of the month)
- Image copy on-line batch control (*) (must be completed by * am daily)
-* runs * and is up by * am daily and completed processing no later than * the first day of the month
- * (must be completed by * am * and * on the first day of the month),
- * Invoice * after cycle cut off date and * on * of the month

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-1-9

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
-* needs to be available by * am * and completed running by * on the * of the month. MD: *
Exchange * Daily Batch Completion	• No more than * per month	• Monthly •	T: * and System Logs P: Measured as completion of the * batch job by close of scheduled processing time MD:* ]	*
* - Daily Batch Completion	No more than * per month for daily processes	• Monthly •

T: * and System Logs
P: Measured as completion by close of scheduled processing time for the nightly updates of the Accounts Payable, Accounts Receivable, General Ledger, IE, Payroll, Fixed Assets, and Financial controller
MD:*

*
* - Monthly Batch Completion	• No more than * per year on monthly processes	• • Annually

T: * and System Logs
P: Measured as completion by close of schedule processing time for the monthly updates of the Accounts Payable, Accounts Receivable, General Ledger, IE, Payroll, Fixed Assets, and Financial controller.
MD:*

*
Reappear/ Portfolio Retention Batch Completion	*% or more of initiated batches completed	Monthly	T: * and System Logs & Problem Mgmt P: Measured as completion of the daily batch processing to build the notifications,* . MD: *	*
ABNS Batch Completion	No more than * per month	Monthly	T: System Logs & Problem Mgmt P: Measured as successful completion of the bankruptcy notifications * by * for data received from* the previous day MD:*	*
* Batch Completion	No more than * per month	Monthly	T: System Logs & Problem Mgmt P: Measured as successful completion of * by * am daily * days a week. If job runs longer than * am * or * am on * or * am *, * Support to be notified immediately. MD:*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-1-10

1.6                               Successful Scheduled Batch Processing - Distributed Applications Servers.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Consumer Products Batch Completion	• No more than [ ] Miss per month	Monthly	T/P: * MD: *	*
* Batch Completion	• No more than [ ] Miss per month for daily processes; and • No more than [ ] Miss per year on monthly processes	Monthly and annually	T/P: Application, System and Job logs MD: *	*
* Batch Completion	The average number of records per second processed by * jobs and jobs partitions per month * records or more per second for Preformat transactions or * or more transactions a second	Monthly	T/P: Application, System and Job logs MD: *	*
GRID Batch Completion		*	TBD
* Batch Completion	* data submission updates or * data submission adds to the system with in * hours of submission.	Monthly	T/P: Application, System and Job logs MD: *	*
QDMT Batch Completion	No more than [ ] Miss per month	Monthly	T: Application, System and Job logs P: Measured as completion of Quality Data * daily feeds from the * updated database to a process that formats the data for loading into * by* MD:*

1.7                               Unscheduled Batch Processing.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
*	• [ ]% completed batch jobs within * hours of receipt of the job request	Monthly	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-1-11

1.8                               CMS Service Levels.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
* Outages	No more than [ ] Outages per LPAR of any component that prevents all or any portion of production processing from initiation or completion (e.g., *).	Monthly	T: System Logs P: MD: N/A	*
* Tape Subsystem Outages

•     No more than [    ] Outages of tape subsystem components per month that prevents any production processing from initiation or completion (*); and

•     No single Outage of a tape subsystem that prevents any production processing from initiation or completion (*) shall be greater than [    ] hours.

Monthly

T: System Logs and problem management data
P: Calculate Outages based on system logs and problem mgmt data; as of the Commencement Date tape subsystems include * and all robotics associated with the same.
MD: TBD; Equifax and IBM to address * the one-time addition of spare tape drive equipment the* .

*
* DASD Subsystem Outages	No more than [ ] Outages of any DASD subsystem component per month that prevents any production processing from initiation or completion (*).	Monthly	T: System Logs and problem management data P: Calculate Outages based on system logs and problem mgmt data MD: *	*
* Tape Mount Time	For on-site tapes: • [ ]% of Tape Mount Times < [ ] minutes • [ ]% of Tape Mount Times < [ ]minutes • [ ]% of Tape Mount Times < [ ]minutes	Monthly	T/P: * and manual. MD: *	*
Ship Cart / PRM Availability

•     [    ]% of requests for the removal of Shipcart / PRM media shall be fulfilled (including made available to *) within * hour for each block of * from the time of the submission of the removal form to the tape library; and

•     [    ]% of requests for * volumes shall be fulfilled (including made available for production processing) within * hour for each block of * from the time the request is submitting to the tape library.

		Monthly	T : Manual P: Calculate based on data from the tape removal forms MD: N/A	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-1-12

1.9                               General Operations.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Change Management Timeliness Rate	* []%	Monthly	T: TBD P: TBD MD: TBD	*
Change Success Rate	* []%	Monthly	T: TBD P: TBD MD: TBD	*
Release Implementation Timeframe Accuracy*	Less than [* ]%	Monthly	T: TBD P: TBD MD: TBD	*
Standards Implementation Accuracy*	* []%	Monthly	T: TBD P: TBD MD: TBD	*

*These Service Levels are objectives of and subject to certain of the IT Management Process transformation activities

1.10                        Pre-Commencement Date Service Levels.

IBM shall monitor, measure, report and achieve the service levels set forth in Attachment B-4-7 that were applicable immediately prior to the Commencement Date (the “Pre-Commencement Date Service Levels”).   IBM shall continue to do so until the conclusion of the relevant applicable Baselining Periods for the Service Levels in this Section 1 applicable to the Services and/or Applications measured by the Pre-Commencement Date Service Levels.

2.                                      VOICE NETWORK SERVICE LEVELS

2.1                               Voice Network Service Availability.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
PBX Systems(1) Uptime	Downtime: < [ ] minutes per month for each PBX system	Monthly	T/P: (1) pinging each device that has an IP address and is on a LAN or (*) duration tracked in Problem mgmt system for devices without an IP address. MD: N/A	*
Voicemail Systems(3) Uptime	Downtime: < [ ] minutes per month for each voicemail system.	Monthly	T/P: (1) pinging each device that has an IP address and is on a LAN or (2) duration	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-1-13

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
tracked in Problem mgmt system for devices without an IP address. MD:
Call Management Components (4) Availability	• < [ ]% for the call management components; and • no more than [ ] minutes of Downtime for any single call management component supporting a consumer or External Customer call center	Monthly	T/P: (1) pinging each device that has an IP address and is on a LAN or (2) duration tracked in Problem mgmt system for devices without an IP address. MD: N/A	*

Notes:

(1) For purposes of this Service Level, the demarcations of measurement for “PBX system” shall begin at and include the Site telco interface (e.g., main distribution frame) and end at and include the station ports on the PBX Equipment, and shall include the PBX Equipment (excluding the handsets) and Software, as well as associated trunking Equipment and Software.  Hours of Operation for each PBX system shall be * hours per day, * days per week.

(2) Reserved

(3) For purposes of this Service Level, the demarcations of measurement for “voicemail system” shall begin at the interface to the corresponding PBX Equipment or the interface to the corresponding LAN switch, as applicable (but shall exclude such PBX Equipment and LAN switch), and shall include the voicemail Equipment and Software.  Scheduled Uptime for each voicemail system shall be * hours per day, * days per week.

(4) For purposes of this Service Level, a “call management component” shall mean any of the following Elements: (i) ACD Server and Software; (ii) VRU Server and Software; (iii) CMS Servers/Services & Software; and (iv) call detail recorders.  Scheduled Uptime for each call management component shall be * hours per day, * days per week.

2.2                               Voice Grade of Service.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Voice Grade of Service	IBM shall monitor, analyze and report on Voice Grade of Service for an approximate * sample (rotating the sample) of the relevant IT Infrastructure.	Monthly

T/P: IBM shall measure performance against this Service Level by assessing Voice Grade of Service for each Site using automated traffic collection software to the extent available, or otherwise using a manual process based involving requests for data from telco providers and data collection from PBX, systems. *
MD: N/A

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-1-14

3.                                      DATA NETWORK SERVICE LEVELS (WAN, MAN AND LAN)

3.1                               Circuit and Site Availability, Outages and Latency.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Frame Relay Circuit Availability	• The aggregate Availability of the Frame-relay Circuits shall be > [ ]%; and • IBM shall use Commercially Reasonable Efforts to restore each Site Outage as soon as possible.	Monthly	T: IBM shall measure performance against this Service Level using Network management tools (*) monitored real-time, tracking Downtime. P: The process in place as of the Commencement Date MD: N/A	*
VPN Circuit Availability	• The aggregate Availability of the VPN Circuits shall be > [ ]%; and • IBM shall use Commercially Reasonable Efforts to restore each Site Outage as soon as possible.	Monthly	T: * P: The process in place as of the Commencement Date MD: N/A	*
Point to Point Circuit Availability	• The aggregate Availability of the Point to Point Circuits shall be > [ ]%; and • IBM shall use Commercially Reasonable Efforts to restore each Site Outage as soon as possible.	Monthly	T: IBM shall measure performance against this Service Level using Network management tools (*) monitored real-time, tracking Downtime. P: The process in place as of the Commencement Date MD: N/A	*
External Customer Provided Circuits	Downtime minutes by Outage event by External Customer	Monthly	T: Network monitoring tools P: Ability to measure an report subject to External Customer grant of access MD: N/A	*
ISDN Circuit Availability	IBM to test monthly each ISDN Circuit and report on failures.	Monthly	T/P: Network management tools; monitoring of * devices for carrier availability. MD: N/A	*
Latency for Frame Relay and VPN Circuits >56K (North America)	Average latency for all Frame Relay and VPN Circuits < to [ ] milliseconds	Monthly	T/P: Reports from * for VPN Circuits and * for Frame Relay MD: TBD	*
Latency for Frame Relay and VPN Circuits s <56K (North America)	Average latency for all Frame Relay and VPN Circuits < to [ ] milliseconds	Monthly	T/P: Reports from * for VPN Circuits and * for Frame Relay MD: TBD	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-1-15

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Remote Access Availability	* > * []%	Monthly	T: TBD P: TBD MD: TBD	*
ConnectDirect Availability

Report of process failures and recovery statistics.  Select statistics logs shall be monitored for process failures.Notification of process failures shall be issued to the owning Business Unit within * hours of the initial failure.  For transmissions in which Equifax is the*, the transmission failure shall be analyzed and restarted for successful transmission within * hours of the initial failure.

		Monthly	T/P: Network management tools monitored real-time, tracking Downtime	*

Notes:

Scheduled Uptime for each Circuit shall be * hours per day, * days per week.

3.2                               LAN Backbone Failure Rate.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Backbone LAN Failure Rate	The Data Network Backbone Failure Rate shall be < [ ] per month.	Monthly	T/P: Monitoring and logging of Outages using * and problem management data; and * and* after Transition. MD: N/A	*

Notes:

Scheduled Uptime for the Backbone LAN shall be * hours per day, * days per week.

3.3                               Packet Error Rate.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Packet Error Rate	The Packet Error Rate shall be < to *%	Monthly	T/P: VPN: * and then * after Transition MD: TBD	* VPN only & C-all other Circuits

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-1-16

3.4                               Front-end Processor (FEP) Availability.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Front-end Processor Availability	Availability of each FEP shall be > [ ]%.	Monthly	T:* and Problem Mgmt system. P: Manual	*

3.5                               Internet Infrastructure Availability, Access and Capacity.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Availability of Internet Access	Availability of Internet Access at each Equifax Site shall be > [ ]%. “Internet Access” means outbound connectivity from the host at the * .	Monthly	T/P: Pinging routers using * Network Management and Service Level Management Options, measured at * (*) second intervals, and ISP reports.	*
Internet Infrastructure Availability	Availability of the Internet Infrastructure at each Site shall be > [ ]%. “Internet Infrastructure” means collectively the *.	Monthly	T/P: * Network Management and Service Level Management Options, measured at * (*) second intervals.	*
Internet Utilization	Percentage utilization of Internet Access (i) during peak periods and (ii) average during the Measurement Period.	Monthly	T/P: * Network Management and Service Level Management Options, measured at * (*) second intervals.	*

4.                                      CROSS-FUNCTIONAL SERVICE LEVELS

4.1                               Security Management.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Security Device & Active Intrusion Detection Device Availability

Availability of each Security Device and active (rather than *) Intrusion Detection Device shall be >[* ]%.  A Security Device or Intrusion Detection Device is Available if it, or a redundant/backup device* .

			T/P:* Network Management and Service Level Management Options, measured at * (*) second intervals. MD: N/A	*
Unauthorized Network Penetration Attempts	Number of Unauthorized Network Penetration Attempts during the Measurement Period.	Monthly	T: Network monitoring tools P: Monitored real-time and calculated based on the actual number detected MD: N/A	*
Unauthorized Successful Network	Number of Unauthorized Successful Network Penetration Incidents during the Measurement Period.	Monthly	T: Network monitoring tools P: Monitored real-time and calculated	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-1-17

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Penetration Incidents			based on the actual number detected MD: N/A
High Risk Security Audit Findings	Number of High Risk Security Audit Findings during the Measurement Period.	Monthly	T/P: Manual MD: N/A	*
Password Reset Time	Less than * minutes for [* ]% of requests.	Monthly	T: System logs; problem management data P: As defined. MD: *	*
Password-ID Deactivation Time	< * minutes for [* ]% of requests; and < * minutes for *% of requests.	Monthly	T: System logs; problem management data P: As defined. MD: *	*
Security Incident Reporting Time – Severity 1	< [* ] minutes	Monthly	T: Problem management data P: As defined. MD: *	*
Security Incident Reporting Time – Severity 2	< [* ] minutes	Monthly	T: Problem management data P: As defined. MD: *	*
Security Incident Reporting Time – Severity 3	< [* ] minutes	Monthly	T: Problem management data P: As defined. MD: *	*

4.2                               Service Request Completion Times.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Service Request Completion Time Percentage

< [* ]% of each of the Service Request classifications set forth in Attachment B-4-3, except that the calculation shall exclude MAC “Projects”, the completion time for which shall be as agreed by the Parties.

T/P: * for* Requests; for all others, IBM shall measure performance against these Service Levels using existing tools, processes utilized by Equifax immediately prior to the Effective Date; provided, however, that if the existing tools are not capable of measuring these Service Levels, IBM shall implement a manual process using a flat file or spreadsheet. MD:

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-1-18

4.3                               Service Desk.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
First Call Problem Resolution Percentage	The First Call Problem Resolution Percentage shall be greater than or equal to *% for External Customer calls.	Monthly	T: Siebel; IBM shall measure performance against this Service Level using * after Service Desk * P: As defined MD: * with the parties to agree equitable weighting of the pre-Transition months	*
	First Call Problem Resolution Percentage shall be greater than or equal to *% for Internal Customer calls.	Monthly	T: * after Service Desk transition P: As defined MD: TBD	*
Average Speed of Answer– External Customer	The Average Speed of Answer for External Customer calls shall be £* seconds	Monthly	T: IBM shall measure performance against this Service Level using CentreVu Supervisor. * P:. MD:	*
Average Speed of Answer –Internal Customer	The Average Speed of Answer for Internal Customer calls shall be £[ ] seconds	Monthly	T: * after Service Desk transition P: As defined MD: TBD	*
Abandon Rate – External Customer	The Abandon Rate shall be < to *%.	Monthly	T: IBM shall measure performance against this Service Level using * . P: As defined. MD: N/A	*
Abandon Rate –Internal Customer	The Abandon Rate shall be < to [ ]%.	Monthly	T: * after Service Desk transition P: As defined MD: TBD	*
Customer Satisfaction Survey – Category 1	The Customer Satisfaction Survey – Category * scores shall average > [ ] for > *% of respondents.	Monthly	T: This Service Level is measured by a third party provided and managed by Equifax. P: Attached in Attachment B-4-6	*
Customer Satisfaction Survey – Category 2	The Customer Satisfaction Survey score shall be [ ] for > [ ]% of the surveys completed during the Measurement Period.	Monthly	T: * after Service Desk Transition P: As defined MD: TBD	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-1-19

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Customer Satisfaction Survey – Category 3	The Customer Satisfaction Survey – Category 3 scores shall average > [ ] for each project.	Monthly	T: This Service Level is measured by a third party provided and managed by Equifax P: Attached in Attachment B-4-6; sampling at least * projects per month.	*

4.4                               Problem Management.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Status Update Time – Severity 1	*% of Status Update Times shall be < to the following timeframes: (i) * minutes for each initial status update; and (ii) * minutes for each subsequent status update.	Monthly	T: * after Service Desk Transition P: As defined MD: TBD	*
Status Update Time – Severity 2	*% of Status Update Times shall be < to * hours.	Monthly	T: * after Service Desk Transition P: As defined MD: TBD	*
Status Update Time – Severity 3	*% of Status Update Times shall be < to * Business Day. This Service Level shall be measured for External Customers only.	Monthly	T: * after Service Desk Transition P: As defined MD: TBD	*
Escalation Time – Severity 1 and 2	*% of Escalation Times for the first level of escalation shall be < to * minutes.	Monthly	T: then * after Service Desk Transition P: As defined MD: TBD	*
	*% of Escalation Times for the second level of escalation shall be < to * minutes (i.e., it is incremental to the Escalation Time for the first level of escalation).	Monthly	T: then * after Service Desk Transition P: As defined MD: TBD	*
	*% of Escalation Times for the third level of escalation shall be < to* minutes (i.e., it is incremental to the Escalation Time for the second level of escalation).	Monthly	T: then * after Service Desk Transition P: As defined MD: TBD	*
Problem Response – Severity 1 and 2	*% of Problem Response Times shall be < to * minutes.	Monthly	T: then * after Service Desk Transition P: As defined MD: TBD	*
Problem Response –	*% of Problem Response Times shall be < to * Business Day.	Monthly	T: then * after Service Desk	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-1-20

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Severity 3	This Service Level shall be measured for External Customers only.		Transition P: As defined MD: TBD
Problem Resolution – Severity 1

Problem Resolution Times for Severity * problems shall meet the following requirements:
(a) *% of Problem Resolution Times for Severity * problems shall be < to * minutes; and
(b) *% of Problem Resolution Times for Severity * problems to be measured under part (a) shall be < to * minutes.

		Monthly	T: then * after Service Desk Transition P: As defined MD: TBD	*
Problem Resolution – Severity 2

Problem Resolution Times for Severity 2 problems shall meet the following requirements:
(a) *% of Problem Resolution Times for Severity 2 problems shall be < to * minutes; and
(b) *% of Problem Resolution Times for Severity 2 problems to be measured under part (a) shall be < to * hours.

		Monthly	T: then * after Service Desk Transition P: As defined MD: TBD	*
Problem Resolution – Severity 3

Problem Resolution Times for Severity * problems shall meet the following requirements:
(a) *% of Problem Resolution Times for Severity * problems shall be < to * Business Days; and
(b) *% of Problem Resolution Times for Severity * problems to be measured under part (a) shall be < to * Business Days.

		Monthly	T: then * after Service Desk Transition P: As defined MD: TBD	*
Root Cause Analysis Time(3) – External Customer Impacting

*% of Root Cause Analysis Times shall be < to * hours Days for External Customer impacting Incidents and Problems regardless of Severity Level; provided, however, that if IBM is not responsible for resolution of the Problem, then the Problem resolution actor shall provide IBM the technical RCA input w/in * hours and IBM shall have * hours from receipt of the technical RCA to complete the External Customer RCA.  The External Customer RCA is a customer-friendly (rather than technical) report on the root cause of an Incident or Problem.

Monthly

T: * and then * after Service Desk Transition
P: As defined; the content and form of the External Customer RCA shall be as performed by Equifax prior to the Commencement Date.
MD: * with the parties to agree equitable weighting of the pre-Transition months

*
Root Cause Analysis Time – Internal Customer Impacting – Severity Level 1	*% of Root Cause Analysis Times shall be < to * Business Days for Severity Level 1 Incidents and Problems impacting Internal Customers only.	Monthly	T: * after Service Desk Transition P: As defined MD: TBD	*
Root Cause Analysis Time – Internal	*% of Root Cause Analysis Times shall be < to * Business Days for Severity Level 2 Incidents and Problems impacting	Monthly	T: * after Service Desk Transition P: As defined	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-1-21

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Customer Impacting – Severity Level 2	Internal Customers only.		MD: TBD
Root Cause Analysis Time – Internal Customer Impacting – Severity Level 3

*% of Root Cause Analysis Times shall be < to * Business Days for Severity Level * Incidents and Problems impacting Internal Customers only.  RCAs for Severity * Incidents and Problems that do not affect * and do not relate to Service Level Defaults will be performed by IBM only upon request by Equifax.

		Monthly	T: * after Service Desk Transition P: As defined MD: TBD	*

4.5                               Project Management/Requirements

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Project On-Budget Accuracy	* ± * []%	Monthly	T/P: Manual MD: *	*
Project On-Time Delivery Accuracy	* [%]	Rolling 6 month period	T/P: Manual MD: *	*
Requirements Solution Customer Satisfaction	The Customer Satisfaction Survey score shall be [ ] for > [ ]% of the surveys.	Monthly	T/P: Manual MD: *	*

4.6                               Services Management.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Chargeback Information Accuracy	< * for chargeback data provided by Equifax within at least * Business Days before the last day of the calendar month	Monthly	T/P: Manual MD: *	*
Invoice Accuracy	> *%	Monthly	T/P: Manual MD: *	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-1-22

ATTACHMENT B-4-2

Critical Service Levels

SERVICE LEVEL	WEIGHTING FACTOR
* (*) Application Uptime Prime Hours	70
* (*) Application Uptime Non-prime Hours	10
* Availability	20
* Availability pursuant to the Pre-Commencement Date Service Levels	12
* Tape Subsystem pursuant to the Pre-Commencement Date Service Levels	4
* Uptime	10
* Uptime	10
* Uptime	5
* Batch – Category 1	2
* Uptime	7
* Circuit Availability	8
* Availability	8
* Circuit Availability	4
Average Speed of Answer *	16
Customer Satisfaction Survey *	4
* Uptime	5
* Uptime	5
TOTAL	200

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-2-1

ATTACHMENT B-4-3

Service Request Classifications and Completion Time Requirements

The Service Request classifications referenced in Section 4.2 above, and the corresponding “ Service Level Time Period” for each, shall be as set forth in the table below.

#	Service Request Classification	Service Level Time Period
1.	Desktop Data Network Connection	* Business Days
2.	Phone Move	* Business Days
3.	New Handset/ Headset	* Business Days
4.	Order Placement for New Office Phone Line	* Business Days
5.	Office Phone Software Change - PBX	* Business Days
6.	Office Phone Software Change - LEC	* Business Days
7.	Adhoc Telephone Reports/ Modifications	By agreed date
8.	New Voicemail Account	* Business Days
9.	Order Placement for New Calling Card Account	* Business Days
10.	Orders placement for provisioning connectivity or de-install	* Business Day
11.	Installation of a new Internet dedicated Circuit	* Business Days
12.	Installation of a new Frame Relay Circuit	* days
13.	Installation of a new PVC	* days
14.	Install time for Site-to-Site VPN Services(1) at each VPN gateway location where customer provides connectivity, without regard to if customer or VPN provides the router	* (*) working days
15.	Install time for Site-to-Site VPN Services(1) at each VPN gateway location where service provider provides connectivity	* days
16.	Circuit de-installs	* days
17.	External Customer Provided Circuit connection	* days
18.	IP address adds	* Days
19.	Equifax CICS changes (LU ADDS)	* Business Days

(1)IBM shall measure performance against this Service Level using Equifax support survey tools and Computer Associates Unicenter Network Management Option.

(2)IBM shall measure performance against this Service Level starting at the point at which the customer requests connectivity and it has been approved by Equifax.

(3) IBM shall measure performance against this Service Level starting at the point at which the Equifax requests said addresses.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-2-2

ATTACHMENT B-4-4

Problem Resolution Notification Process

“Problem Resolution Notification Process “ means:

(a)                                  For cases in which IBM must contact an end user regarding an Incident or Service Request (each an “End User Request”) that IBM believes, in good faith, has been resolved or completed (as applicable), the following process:

•                  IBM shall place the applicable End User Request in a “pending close” status, thereby stopping measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric.

•                  IBM will attempt to contact the end user via phone and, if the end user is unavailable, IBM will leave a voice mail seeking contact (or, if the end user does not have voicemail, IBM will send an e-mail to the end user).  At such time as the end user contacts IBM with respect to the End User Request, measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric for such End User Request will continue.

•                  If the end user does not respond to the voicemail or e-mail from IBM, IBM will make * additional attempts to contact the end user in a similar manner once on each of the next* Business Days.

•                  If, after such attempts, the end user has not contacted IBM, the End User Request will be closed no sooner than * Business Day after the final attempt and IBM will send an e-mail to the end user notifying him or her of such closure.

•                  If the end user subsequently notifies IBM within * Business Days of closure of the End User Request that the work associated with the initial End User Request was not completed, the End User Request will be reopened with the same ticket number and measurement of the applicable Problem Resolution Time metric or Service Request Completion Time metric for such End User Request will continue at that time; provided, however, that such reopening shall not cause a retroactive adjustment to: (A) Service Level reports corresponding to the preceding calendar month; or (B) the determination of IBM’s compliance with Service Levels for the preceding calendar month.  If the end user notifies IBM after the* Business Day period described above, a new Incident or Service Request ticket will be opened, as applicable.

(b)                                 For cases in which IBM must contact the end user regarding End User Requests that have not been resolved or completed (as applicable) and that require end user feedback in order for problem resolution or Service Request completion efforts to continue, the following process:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-4-1

•                  IBM shall place the applicable End User Request in a “pending contact” status, thereby stopping measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric.

•                  IBM will attempt to contact the end user via phone and, if the end user is unavailable, IBM will leave a voice mail seeking contact (or, if the end user does not have voicemail, IBM will send an e-mail to the end user). At such time as the end user contacts IBM with respect to the End User Request, measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric for such End User Request will continue.

•                  If the end user does not respond to the voicemail or e-mail from IBM, IBM will make * additional attempts to contact the end user in a similar manner once on each of the next* Business Days.

•                  If, after such attempts, the end user has not contacted IBM, the End User Request will be placed on hold and IBM will send an e-mail to the end user notifying him or her of such hold.  At such time as the End User Request is placed on hold (no sooner than * Business Day after the final attempt), measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric will be suspended.  At such time as the end user contacts IBM with respect to the End User Request, measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric for such End User Request will continue; provided, however that End User Requests placed on hold will be closed if, after * Business Days, the end user does not respond to IBM.  If the end user responds to IBM after such* Business Day period, a new problem or Service Request ticket will be opened, as applicable.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-4-2

ATTACHMENT B-4-5

Severity Level Classifications

“Severity Level” means, with respect to an Incident or Problem (which are referred to herein interchangeably with “problem”), the highest-priority level that is applicable based on the following classifications (such classifications are in descending order of priority):

1.                                      Severity 1

1.1                                 “Severity 1” means a critical Incident or Problem, including an Incident or Problem that causes or threatens to cause any of the following:

•                  A business critical problem with * impact as determined by Equifax;

•                  An external * to the Equifax*;

•                  A* to Equifax, including any Incident or Problem adversely affecting the ability of Equifax * to receive and response to*;

•                  A*;

•                  An unauthorized*;

•                  Scheduled * which have reached their * (i.e., exceeded the* ); or

•                  A problem that potentially affects a * of Equifax * .

1.2                                 Without limiting the generality of the foregoing, the following shall be deemed to be Severity 1:

•                  An Incident or Problem affecting the ability of * to * the * or an * during* .

2.                                      Severity 2

“Severity 2” means a serious Incident or Problem, including an Incident or Problem that causes or threatens to cause any of the following:

•                  An * (e.g., the failure of a * where the * is available for use) affecting*;

•                  A serious outage impacting a * utilized * by Equifax; or

•                  * of a major* .

Without limiting the generality of the foregoing, Incidents or Problems that are not classified as Severity 1 shall be deemed Severity 2 problems.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-5-1

3.                                      Severity 3

“Severity 3” means a limited Incident or Problem, including an Incident or Problem that causes or threatens to cause any of the following:

•                  A Incident or Problem affecting a*; or

•                  A low impact Incident or Problem.

Without limiting the generality of the foregoing, all Incidents or Problems not classified as Severity 1 or Severity 2 shall be deemed Severity 3.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-4-5-2

ATTACHMENT B-4-6

Customer Satisfaction Survey Procedures

1.                                       Customer Satisfaction - Category 1 and Category 3 Customer Satisfaction Survey Procedures are attached hereto.

2.                                       Customer Satisfaction - Category 2 Customer Satisfaction Survey Procedures to be agreed by the Parties during Transition.

B-4-6-1

ATTACHMENT B-4-7

Pre-Commencement Date Service Levels

B-4-7-1

ATTACHMENT B-5-1

PERFORMANCE STANDARDS

1.                                      APPLICATIONS SERVICE LEVELS

1.1                               Online Applications Uptime - Distributed Application Servers.

Application	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Prime Hours, if applicable	Maintenance Window	Code
* Uptime - *	• Downtime * : < * Minutes per month • Non-Prime Hours Downtime * < * Minutes per month	Monthly	T:* server logs P: Calculation of the application availability using the method in place as of the Commencement Date MD: N/A	* to* –* to *		*
* Server Uptime -*	• Downtime* : < * Minutes per month • Non-Prime Hours Downtime * < * Minutes per month	Monthly	T:* server logs P: Calculation of the average availability of the service per server at the site using the method in place as of the Commencement Date MD:	* to* –* to *		*
* Server Uptime - *	• Downtime* : < * Minutes per month • Non-Prime Hours Downtime * < * Minutes per month	Monthly	T: * server logs P: Calculation of the average availability of the service per server at the site using the method in place as of the Commencement Date MD: N/A	* to* –* to *		*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-5-1-1

1.2                               General Operations

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Change Management Timeliness Rate	*%	Monthly	T: TBD P: TBD MD: TBD	*
Change Success Rate	*%	Monthly	T: TBD P: TBD MD: TBD	*
Release Implementation Timeframe Accuracy*	Less than *%	Monthly	T: TBD P: TBD MD: TBD	*
Standards Implementation Accuracy*	*%	Monthly	T: TBD P: TBD MD: TBD	*

*These Service Levels are objectives of and subject to certain of the IT Management Process transformation activities

2.                                      VOICE NETWORK SERVICE LEVELS

2.1                               Voice Network Service Availability.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
PBX Systems(1) Uptime	Downtime: < * minutes per month for each PBX system	Monthly	T/P: (1) pinging each device that has an * and is on * or (2) duration tracked in Problem mgmt system for devices without an* . MD: N/A	*
Voicemail Systems(3) Uptime	Downtime: < * minutes per month for each voicemail system.	Monthly	T/P: (1) pinging each device that has an * and is on * or (2) duration tracked in Problem mgmt system for devices without* . MD:	*
Call Management Components (4) Availability	• > *% for the call management components; and • no more than 5 minutes of Downtime for any single call management component supporting a consumer or External Customer call center	Monthly	T/P: (1) pinging each device that has an IP address and is on a LAN or (2) duration tracked in Problem mgmt system for devices without an IP address. MD: N/A	*
Consumer Call Center Voice Service	• >*% for the call management components; and • no more than * minutes of Downtime	Monthly	T/P: Problem management data and carrier reports.	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-5-1-2

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
MD: N/A

Notes:

(1) For purposes of this Service Level, the demarcations of measurement for “PBX system” shall begin at and include the Site telco interface (e.g., main distribution frame) and end at and include the station ports on the PBX Equipment, and shall include the PBX Equipment (excluding the handsets) and Software, as well as associated trunking Equipment and Software.  Scheduled Uptime for each PBX system shall be * hours per day, * days per week.

(2) Reserved

(3) For purposes of this Service Level, the demarcations of measurement for “voicemail system” shall begin at the interface to the corresponding PBX Equipment or the interface to the corresponding LAN switch, as applicable (but shall exclude such PBX Equipment and LAN switch)], and shall include the voicemail Equipment and Software.  Scheduled Uptime for each voicemail system shall be * hours per day, * days per week.

(4) For purposes of this Service Level, a “call management component” shall mean any of the following Elements: (i) ACD Server and Software; (ii) VRU Server and Software; (iii) CMS Servers/Services & Software; and (iv) call detail recorders.  Scheduled Uptime for each call management component shall be * hours per day, * days per week.

2.2                               Voice Service Quality.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Voice Service Quality	IBM shall make available to Equifax (periodically and upon request) telco reports on the quality of the voice services	N/A	N/A	*

3.                                      DATA NETWORK SERVICE LEVELS (WAN, MAN AND LAN)

3.1                               Circuit and Site Availability, Outages and Latency.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Frame Relay Circuit Availability to *	• The aggregate Availability of the Frame-relay Circuits between * and the* location shall be > *%; and • *	Monthly

T: IBM shall measure performance against these Service Level using Network management tools (including * and*) monitored real-time, tracking Downtime.
|P: The process in place as of the Commencement Date
MD: N/A

*
•

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-5-1-3

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
•

* Availability	IBM to test monthly each * and report on failures.	Monthly	T/P: Network management tools; monitoring of * devices for carrier availability. MD: N/A	*
Latency for Frame Relay Circuits	Average latency for all Frame Relay < to * milliseconds	Daily from * to *	T/P: * service report MD: N/A	*
Monitoring of Utilisation of * and Routers	Within * Business Day IBM to notify Equifax of each occurrence of * utilisation exceeding *% for greater than * hour during the hours of * to * r.	Exception Basis	T: TBD P: TBD MD: N/A	*
Remote Access Availability (*)	Availability of * remote access (e.g., * Circuits, Routers and * Servers > *%	Monthly	T: TBD. P: TBD MD: TBD	*

Notes:

Scheduled Uptime for each Circuit shall be * hours per day,* days per week.

3.2                               LAN Backbone Failure Rate.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Backbone LAN Failure Rate	The Data * Rate shall be < *% per month.	Monthly	T: Problem management data; and * after* . MD: N/A	*

Notes:

Scheduled Uptime for the Backbone LAN shall be * hours per day, * days per week.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-5-1-4

3.3                               Packet Error Rate.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Packet Error Rate	The Packet Error Rate shall be < to *% during the hours of * to *	Monthly	T/P: IBM shall measure performance against this Service Level using network management tools (i.e., *,* reports) and processes existing as of the Commencement Date, monitored real-time. MD: N/A	*

3.4                               Internet Infrastructure Availability, Access and Capacity.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Availability of Internet Access	Availability of Internet Access at each * shall be > *%. “Internet Access” means outbound connectivity from the host at * to any* router.	Monthly	T/P: Pinging routers using network management tools, measured at * (*) second intervals, and* reports. MD: N/A	*
Internet Infrastructure Availability	Availability of the Internet Infrastructure at each Site shall be > *%. “Internet Infrastructure” means collectively the * Devices.	Monthly	T/P: TBD MD: TBD	*
Internet Utilization	Percentage utilization of Internet Access (i) during peak periods and (ii) average during the Measurement Period.	Monthly	T/P: TBD MD: TBD	*

4.                                      CROSS-FUNCTIONAL SERVICE LEVELS

4.1                               Security Management.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
* Device & Active * Device Availability

Availability of the services delivered by each * Device and active (rather than passive)* Device shall be >*%.  A * Device or* Device is Available for purposes of this Service Level if either it or its redundant/backup device are Available.

		Monthly	T: Network monitoring tools P: Monitored real-time and calculated based on the actual number detected MD: *	*
* Network * Attempts	Number of * Attempts during the Measurement Period.	Monthly	T: Network monitoring tools P: Monitored real-time and calculated	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-5-1-5

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
based on the actual number detected MD: N/A
* Successful Network * Incidents	Number of * Network * Incidents during the Measurement Period.	Monthly	T: Network monitoring tools P: Monitored real-time and calculated based on the actual number detected MD: N/A	*
* Audit Findings	Number of * Audit Findings during the Measurement Period.	Monthly	T/P: Manual MD: N/A	*
Password Reset Time	Less than * Business Day for *% of requests.	Monthly	T: System logs; problem management data P: As defined. MD: *	*
Security Incident Reporting Time – Severity 1	< * minutes	Monthly	T: Problem management data P: As defined. MD: *	*
Security Incident Reporting Time – Severity 2	< * minutes	Monthly	T: Problem management data P: As defined. MD: *	*
Security Incident Reporting Time – Severity 3	< * minutes	Monthly	T: Problem management data P: As defined. MD: *	*
Virus Signature File Deployment Completion Time	* < *%	Monthly	T: Change Management data P: As defined. MD: *	*

4.2                               Service Request Completion Times.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Service Request Completion Time Percentages

< *% of each of the Service Request classifications set forth in Attachment B-5-3, except that the calculation shall exclude MAC “Projects”, the completion times for which shall be as agreed by the Parties.

IBM shall measure performance against these Service Levels using existing tools, processes utilized by Equifax immediately prior to the Effective Date; provided, however, that if the existing tools are not capable of measuring these Service Levels, IBM shall implement a manual process using a flat file or spreadsheet.

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-5-1-6

4.3                               Service Desk.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
First Call Problem Resolution Percentage	The First Call Problem Resolution Percentage shall be greater than or equal to *%.	Monthly	T: * after Service Desk * P: As defined MD: TBD	*
Average Speed of Answer	The Average Speed of Answer shall be < * seconds.	Monthly	T: * after Service Desk * P: As defined MD: TBD	*
Abandon Rate –Internal Customer	The Abandon Rate shall be < to *%.	Monthly	T: * after Service Desk * P: As defined MD: TBD	*
Customer Satisfaction Survey – Category 2	The Customer Satisfaction Survey score shall be */* for > *%.	Monthly	T: * after Service Desk * P: To be agreed during * MD: TBD	*

4.4                               Problem Management.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Status Update Time – Severity 1	*% of Status Update Times shall be < to the following timeframes: (i) * minutes for each initial status update; and (ii) * minutes for each subsequent status update.	Monthly	T: * after Service Desk * P: As defined MD:*	*
Status Update Time – Severity 2	*% of Status Update Times shall be < to * hour.	Monthly	T: * after Service Desk * P: As defined MD:*	*
Status Update Time – Severity 3	*% of Status Update Times shall be < to * Business Day.	Monthly	T: * after Service Desk * P: As defined MD:*	*
Escalation Time – Severity 1 and 2	*% of Escalation Times for the first level of escalation shall be < to * minutes.	Monthly	T: * after Service Desk * P: As defined MD: *	*
	*% of Escalation Times for the second level of escalation shall be < to * minutes.	Monthly	T: * after Service Desk * P: As defined MD:*	*
	*% of Escalation Times for the third level of escalation shall be < to * minutes.	Monthly	T: * after Service Desk * P: As defined MD:*	*
Problem Response – Severity 1 and 2	*% of Problem Response Times shall be < to * minutes.	Monthly	T: * after Service Desk * P: As defined MD:*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-5-1-7

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Problem Response – Severity 3	*% of Problem Response Times shall be < to * Business Day.	Monthly	T: * after Service Desk * P: As defined MD: *	*
Problem Resolution – Severity 1

Problem Resolution Times for Severity * problems shall meet the following requirements: (a) *% of Problem Resolution Times for Severity * problems shall be < to * minutes; and (b) *% of Problem Resolution Times for Severity * problems to be measured under part (a) shall be < to * minutes.

		Monthly	T: * after Service Desk * P: As defined MD: *	*
Problem Resolution – Severity 2

Problem Resolution Times for Severity * problems shall meet the following requirements: (a) *% of Problem Resolution Times for Severity * problems shall be < to * minutes; and (b) *% of Problem Resolution Times for Severity * problems to be measured under part (a) shall be < to * hours.

		Monthly	T: * after Service Desk * P: As defined MD: *	*
Problem Resolution – Severity 3

Problem Resolution Times for Severity 3 problems shall meet the following requirements: (a) *% of Problem Resolution Times for Severity 3 problems shall be < to * working days; and (b) *% of Problem Resolution Times for Severity 3 problems to be measured under part (a) shall be < to * working days.

		Monthly	T: * after Service Desk * P: As defined. MD: *	*
Desktop PC Problem Response and Resolution Times	Problem response and resolution statistics for Desktop PC Problems.	Monthly	T: * database as of the Commencement Date and * after * P: Parties to agree content and format of reports subject to tool capability	*
Root Cause Analysis Time – Internal Customer Impacting – Severity Level 1	*% of Root Cause Analysis Times shall be < to * Business Days for Severity Level * Incidents and Problems impacting Internal Customers only.	Monthly	T: * after Service Desk * P: As defined MD: *	*
Root Cause Analysis Time – Internal Customer Impacting – Severity Level 2	*% of Root Cause Analysis Times shall be < to * Business Days for Severity Level 2 Incidents and Problems impacting Internal Customers only.	Monthly	T: * after Service Desk * P: As defined MD: *	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-5-1-8

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Root Cause Analysis Time – Internal Customer Impacting – Severity Level 3

*% of Root Cause Analysis Times shall be < to * Business Days for Severity Level 3 Incidents and Problems impacting Internal Customers only.  RCAs for Severity 3 Incidents and Problems that do not affect External Customers and do not relate to Service Level Defaults will be performed by IBM only upon request by Equifax.

		Monthly	T: * after Service Desk * P: As defined MD:*	*

4.5                               Project Management/Requirements

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Project On-Budget Accuracy	* ± *%	Monthly	T/P: Manual MD: *	*
Project On-Time Delivery Accuracy	*%	Rolling 6 month period	T/P: Manual MD: *	*
Requirements Solution Customer Satisfaction	The Customer Satisfaction Survey score shall be */* for > *% of the surveys.	Monthly	T/P: Manual MD: *	*

4.6                               Services Management.

Service Measure	Performance Standard	Measurement Period	Measurement Tool/Process & Measurement Date	Code
Chargeback Information Accuracy	< * for chargeback data provided by Equifax within at least * Business Days before the last day of the calendar month	Monthly	T/P: Manual MD: *	*
Invoice Accuracy	> *%	Monthly	T/P: Manual MD: *	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-5-1-9

ATTACHMENT B-5-2

Critical Service Levels

SERVICE LEVEL	WEIGHTING FACTOR
* Uptime	15
* Server Uptime	10
* Server Uptime	10
* Uptime	35
* Components Availability	35
*	35
Availability of *	15
* Availability	15
* Availability to *	15
Latency for *	15
TOTAL:	200

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-5-2-1

ATTACHMENT B-5-3

Service Request Classifications and Completion Time Requirements

The Service Request classifications referenced in Section 4.2 above, and the corresponding “ Service Level Time Period” for each, shall be as set forth in the table below.

#	Service Request Classification	Service Level Time Period
1.	Desktop Data Network Connection	* Business Days
2.	Physical IMACs of* Servers, Desktop PCs, and Network Printers	* business days
3.	Physical IMACs: Telephone Standard Handsets	* Business Days
4.	Logical IMACs for * Servers, Desktop PCs, Network Printers, and Telephone Standard Handsets	*
5.	Installation of New Office Phone Line Order Placement	* Business Days
6.	Office Phone Software including International Call Access	* Business Days
7.	New or Modified Home Exchange Line Order Placement	* Business Days
8.	Adhoc Telephone Reports/ Modifications	By Agreement
9.	New Voicemail Account/ Modifications	* Business Days
10.	Orders placement for provisioning connectivity or de-install	* Business day after receiving all data necessary for provisioning connectivity or de-install
11.	Order fulfillment for requests for Dail-IP remote access	* Business Days
12.	Order fulfillment for requests for Frame Relay Circuit	* Business Days
13.	Order fulfillment for requests for PVC	* Business Days
14.	Order fulfillment for requests for de-installs of circuits	* Business Days
15.	Connectivity to External Customer Provided Circuit	* Business Days
16.	IP address adds within current schema	* Business Days
17.	Equifax CICS definitions changes/new	* Business Days
18.	Availability of additional Internet capacity from time of request	* days

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-5-4-1

ATTACHMENT B-5-4

Problem Resolution Notification Process

“Problem Resolution Notification Process “ means:

(a)                                  For cases in which IBM must contact an end user regarding an Incident or Service Request (each an “End User Request”) that IBM believes, in good faith, has been resolved or completed (as applicable), the following process:

•                  IBM shall place the applicable End User Request in a “pending close” status, thereby stopping measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric.

•                  IBM will attempt to contact the end user via phone and, if the end user is unavailable, IBM will leave a voice mail seeking contact (or, if the end user does not have voicemail, IBM will send an e-mail to the end user).  At such time as the end user contacts IBM with respect to the End User Request, measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric for such End User Request will continue.

•                  If the end user does not respond to the voicemail or e-mail from IBM, IBM will make * additional attempts to contact the end user in a similar manner once on each of the next* Business Days.

•                  If, after such attempts, the end user has not contacted IBM, the End User Request will be closed no sooner than * Business Day after the final attempt and IBM will send an e-mail to the end user notifying him or her of such closure.

•                  If the end user subsequently notifies IBM within * Business Days of closure of the End User Request that the work associated with the initial End User Request was not completed, the End User Request will be reopened with the same ticket number and measurement of the applicable Problem Resolution Time metric or Service Request Completion Time metric for such End User Request will continue at that time; provided, however, that such reopening shall not cause a retroactive adjustment to: (A) Service Level reports corresponding to the preceding calendar month; or (B) the determination of IBM’s compliance with Service Levels for the preceding calendar month.  If the end user notifies IBM after the* Business Day period described above, a new Incident or Service Request ticket will be opened, as applicable.

(b)                                 For cases in which IBM must contact the end user regarding End User Requests that have not been resolved or completed (as applicable) and that require end user feedback in order for problem resolution or Service Request completion efforts to continue, the following process:

•                  IBM shall place the applicable End User Request in a “pending contact” status, thereby stopping measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-5-4-1

•                  IBM will attempt to contact the end user via phone and, if the end user is unavailable, IBM will leave a voice mail seeking contact (or, if the end user does not have voicemail, IBM will send an e-mail to the end user). At such time as the end user contacts IBM with respect to the End User Request, measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric for such End User Request will continue.

•                  If the end user does not respond to the voicemail or e-mail from IBM, IBM will make * additional attempts to contact the end user in a similar manner once on each of the next* Business Days.

•                  If, after such attempts, the end user has not contacted IBM, the End User Request will be placed on hold and IBM will send an e-mail to the end user notifying him or her of such hold.  At such time as the End User Request is placed on hold (no sooner than * Business Day after the final attempt), measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric will be suspended.  At such time as the end user contacts IBM with respect to the End User Request, measurement against the applicable Problem Resolution Time metric or Service Request Completion Time metric for such End User Request will continue; provided, however that End User Requests placed on hold will be closed if, after * Business Days, the end user does not respond to IBM.  If the end user responds to IBM after such* Business Day period, a new problem or Service Request ticket will be opened, as applicable.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-5-4-2

ATTACHMENT B-5-5

Severity Level Classifications

“Severity Level” means, with respect to an Incident or Problem, the highest-priority level that is applicable based on the following classifications (such classifications are in descending order of priority):

1.                                      Severity 1

1.1                                 “Severity 1” means a critical Incident or Problem, including an Incident or Problem that causes or threatens to cause any of the following:

•                  A business critical problem with * impact as determined by Equifax;

•                  An external * to the Equifax*;

•                  A* to Equifax;

•                  A*;

•                  An unauthorized*;

•                  Scheduled * which have reached their * (i.e., exceeded the* ); or

•                  A problem that potentially affects a * of Equifax* .

1.2                                 Without limiting the generality of the foregoing, the following shall be deemed to be Severity 1 problems:

•                  A problem affecting the ability of * to * the * or an * during* .

2.                                      Severity 2

“Severity 2” means a serious problem, including a problem that causes or threatens to cause any of the following:

•                  An * (e.g., the failure of a primary circuit where the * is available for use) affecting*;

•                  A serious outage impacting a * utilized * Equifax; or

•                  * of a major* .

Without limiting the generality of the foregoing, problems that are not classified as Severity 1 shall be deemed Severity 2 problems.

3.                                      Severity 3

“Severity 3” means a limited problem, including a problem that causes or threatens to cause any of the following:

•                  A problem affecting*; or

•                  A low impact problem.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-5-5-1

Without limiting the generality of the foregoing, all problems not classified as Severity 1 or Severity 2 problems shall be deemed Severity 3 problems.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-5-5-2

ATTACHMENT B-5-6

Customer Satisfaction Survey Procedures

To be agreed by the Parties during *.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

B-5-6-1

SCHEDULE C – CHARGES

TO

AGREEMENT FOR OPERATIONS SUPPORT SERVICES

BY AND BETWEEN

EQUIFAX INC.

AND

INTERNATIONAL BUSINESS

 MACHINES CORPORATION

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

SCHEDULE C - CHARGES

1. INTRODUCTION
1.1	General
1.2	No Additional Charges; Financial Responsibilities Matrix.

2. DEFINITIONS
2.1	Certain Definitions.
2.2	Other Terms.

3. CHARGES – GENERAL STRUCTURE

4. TRANSITION CHARGES, ONE-TIME CHARGES AND CREDITS
4.1	Transition Charges
4.2	One-Time Charge for Variable Charge Billing
4.3	One-time Credits.

5. MONTHLY SERVICE CHARGES/PRICES
5.1	By Country Location.
5.2	Components of Service Charges.

6. DETERMINATION OF MONTHLY SERVICE CHARGES
6.1	Total Monthly Charges.
6.2	Pass-Through Expenses.
6.3	Incidental Expenses.

7. INVOICING
7.1	General.
7.2	Timing.
7.3	Presentation of Invoices.
7.4	Records Retention.

8. PAYMENT
8.1	Payment by Equifax.
8.2	Disputed Charges/Credits.

9. MECHANISMS FOR CHANGING PRICES AND CHARGES
9.1	Economic Change Adjustment.
9.2	Adjustments to Charges.
9.3	Pricing Benchmark Study
9.4	Extraordinary Events
9.5	Gain-sharing.

10. POTENTIAL FUTURE CHARGES AND CREDITS
10.1	Prices and Charges for New Services.
10.2	Termination and Services Transfer Charges.

11. FINANCIAL RESPONSIBILITY AND THE TECHNOLOGY ENVIRONMENT
11.1	Responsibility for Capacity Needs
11.2	Platform Determination

12. MISCELLANEOUS
12.1	Applications Development and Maintenance Services
12.2	Applications Development and Maintenance Services Charging Methodology
12.3	Canada — Chargeable Project Support
12.4	U.K. – Chargeable Project Support
12.5	Desktops of Transferred Personnel

C - i

13. RESOURCE AND BUDGET PLANNING/FORECASTING
EXHIBITS

C-1	Canada Pricing Tables

C-2	Spain Pricing Tables

C-3	United Kingdom Pricing Tables

C-4	U.S. Pricing Tables

C-5	Ireland Pricing Tables

C-6	Variable Service * Resource *

C-7	Pass-Through Expenses

C-8	Termination Charges

C-9	Reserved

C-10	New Services T&M Labor Rates

C-11	Resource Baselines

C-12	Transition Charges

C-13	Equifax Prepaid Amounts

C-14	Financial Responsibilities Matrix

C-15	Equifax U.K. CPU Application Minute Recalibration

C-16	* Sensitivity Factors

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

C - ii

Schedule C

Charges

1.                                      INTRODUCTION

1.1                               General.

(a)                                  This Schedule C (which includes its attached Exhibits) describes the methodologies and processes for the pricing, charging, invoicing and payment related to the Services.  In addition, this Schedule describes the methodology for measuring and tracking the Resource Units utilized by Equifax for the purpose of calculating the Service Charges.

1.2                               No Additional Charges; Financial Responsibilities Matrix.

(a)                                  The Service Charges described or set forth in this Schedule C, as adjusted for inflation pursuant to Section 9.1 (Economic Change Adjustment) of this Schedule C, when aggregated with other charges specifically permitted under any other provisions of this Agreement under the relevant circumstances described in such provisions (“Permitted Charges”), shall compensate IBM for the resources used by it to provide the Services.  Equifax shall not be required to pay IBM any amounts for the Services in addition to the Permitted Charges.

(b)                                 Exhibit C-14 sets forth, under various circumstances, which Party is financially responsible for the cost of Service-related hardware, software, and certain third party services.  For items that are designated as IBM’s financial responsibility, the Permitted Charges compensate IBM for providing the item, and Equifax will not be required to pay IBM any amounts in addition to such Permitted Charges.  For items that are designated as Equifax’s financial responsibility, Equifax’s costs are not covered by the Permitted Charges, and Equifax is required to pay for such items in addition to the Permitted Charges (i.e., to a third party on a Pass Through Expense basis, directly to a third party, or directly to IBM in addition to the Permitted Charges).

2.                                      DEFINITIONS

2.1                               Certain Definitions.

As used in this Schedule C:

(a)                                  “Applicable Monthly RUs” has the meaning given in Section 5.2(a)(ii)(C)

(b)                                 “Adjusted New Services Charge” has the meaning given in Section 9.1(a)(vi).

(c)                                  “Base Year Index” has the meaning given in Section 9.1(a)(v)(A)(I).

(d)                                 “Benchmarked Level” has the meaning given in Section 9.3(c)(iii)(B).

(e)                                  “Benchmarked Services” has the meaning given in Section 9.3(b).

(f)                                    “Benchmarker” has the meaning given in Section 9.3(c)(i).

(g)                                 “Contract Year” has the meaning given in the Agreement.

(h)                                 “Country Locations” has the meaning given in Section 5.1(a).

(i)                                     * “” has the meaning given in Section 9.1(a)(vi).

(j)                                     * “” has the meaning given in Section 0.

(k)                                  * “” has the meaning given in Section 9.1(a)(v)(A)(I).

(l)                                     “* Year” has the meaning given in Section 9.1(a)(v)(A)(I).

(m)                               “Economic Change Adjustment” or “ECA” has the meaning given in Section 9.1(a)(ii).

(n)                                 “Economic Change Index” has the meaning given in Section 9.1(a)(iv).

(o)                                 “Equifax Canada” has the meaning given in Section 5.1(a)(i).

(p)                                 “Equifax Ireland” has the meaning given in Section 5.1(a)(i).

(q)                                 “Equifax Retained Functions” has the meaning given in the Agreement.

(r)                                    “Equifax Spain” has the meaning given in Section 5.1(a)(i).

(s)                                  “Equifax U.K.” has the meaning given in Section 5.1(a)(i).

(t)                                    “Equifax U.S.” has the meaning given in Section 5.1(a)(i).

(u)                                 “Equifax U.S. *” has the meaning given in Section 6.1(a)(ii)(B).

(v)                                 “Equifax U.S. SNA Packet Charge Amount” means the amount of aggregate monthly Service Charges for the following Equifax U.S. Resource Categories:  SNA Packet (Peak) and SNA Packet (Off-Peak).

(w)                               “Fixed Service Charges” has the meaning given in Section 5.2(a)(i).

(x)                                   “Fixed Transition Charges” has the meaning given in Section 4.1.

(y)                                 “IBM Fault” has the meaning given in Section 6.1(a)(ii)(B).

(z)                                   “IBM Monthly Charges” has the meaning given in Section 6.1.

(aa)                            * “” has the meaning given in Section 9.1(a)(v)(A)(I).

(bb)                          * “” has the meaning given in Section 0.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(cc)                            “Invoice Report Package” has the meaning given in Section 7.3(d).

(dd)                          “MicroLAN” has the meaning given in the Agreement.

(ee)                            “Milestone-Based Transition Charges” has the meaning given in Section 4.1.

(ff)                                “Network” has the meaning given in the Agreement.

(gg)                          “One-time Charges” has the meaning given in Section 3.

(hh)                          “Operations” has the meaning given in the Agreement.

(ii)                                  “Pass-Through Expenses” has the meaning given in Section 6.2(a).

(jj)                                  “Potential Future Charges” has the meaning given in Section 3.

(kk)                            “Price Benchmarking Process” has the meaning given in Section 9.3(a).

(ll)                                  “Pro Rata Monthly SNA Cap” has the meaning given in Section 6.1(a)(ii)(B).

(mm)                      “PxQ Calculation” has the meaning given in Section 5.2(a)(ii)(C).

(nn)                          “Representative Sample” has the meaning given in Section 9.3(c)(iii)(A).

(oo)                          “Resource Categories” means those selected categories of resources used by IBM in providing the Services, the usage of which will be measured to determine IBM’s monthly charges to Equifax and that have associated Resource Units, as set forth in Exhibit [C-6].

(pp)                          “Resource Unit” or “RU” means a unit of measure, defined in Exhibit C-6, with respect to each Resource Category, used to measure the volume of Service delivery resources consumed by Equifax during a billing period.

(qq)                          “Service Tower” has the meaning given in Section 5.1(b).

(rr)                                “Service Charges” has the meaning given in Section 3.

(ss)                            “Targeted Cost Additions” has the meaning given in Section 9.4(c).

(tt)                                “Targeted Cost Reductions” has the meaning given in Section 9.4(c).

(uu)                          “Targeted Resource Additions” has the meaning given in Section 9.4(c).

(vv)                          “Targeted Resource Reductions” has the meaning given in Section 9.4(c).

(ww)                      “Transition Charges” are the charges payable by Equifax to IBM for the Transition.  The Transition Charges are set forth in Exhibit [C-12].

(xx)                              “Unit Rates” has the meaning given in Section 5.2(a)(ii)(B).

(yy)                          “Variable Service Charges” has the meaning given in Section 5.2(a)(ii).

2.2                               Other Terms.

Capitalized terms used but not defined in this Schedule C shall have the meanings given them elsewhere in the Agreement.

3.                                      CHARGES – GENERAL STRUCTURE

There are three categories of charges under this Agreement:  (i) “Transition Charges” and “One-time Charges” – charges incurred in connection with the execution of this Agreement and the transfer of responsibility from Equifax to IBM for the in-scope functions, which are described in Section 4; (ii) “Service Charges” – the monthly charges for IBM’s ongoing provision of the Services during the Term, composed of Fixed Service Charges and Variable Service Charges, which are described in Section 5; and (iii) ”Potential Future Charges” – potential charges that may become payable upon the occurrence of certain events or the performance of activities by IBM outside the then-current scope of the Services, which are described in Section 10.

4.                                      TRANSITION CHARGES, ONE-TIME CHARGES AND CREDITS

4.1                               Transition Charges

Equifax has agreed to pay Transition Charges to IBM for IBM’s performance of the Transition.  The Transition Charges are payable according to the terms of Exhibit C-12 (Transition Charges), and include both (i) Transition Charges that are fixed as to timing and amount (“Fixed Transition Charges”), and (ii) Transition Charges the payment of which is subject to the achievement of certain milestones (“Milestone-Based Transition Charges”) identified in Exhibit C-12 (Transition Charges).

4.2                               * Charge for Variable Charge Billing

(a)                                  In recognition of IBM’s * on certain Variable Charges, Equifax U.S. shall pay to IBM a One-Time Charge (“Variable Billing Adjustment”) of * such will be invoiced by IBM on the first invoice provided to Equifax U.S. under this Agreement.

(b)                                 Upon termination or expiration of the Agreement, the amount of the * will be deducted from the * invoice to Equifax U.S. and if the amount of the * is not fully recovered by Equifax on such invoice, IBM will pay Equifax U.S. any * amounts by the payment due date of the* invoice.

4.3                               One-time Credits.

(a)                                  Subject to execution of this Agreement on or before July 31, 2003, IBM shall credit to each Country Location the following amounts:

(i)                                     Equifax U.S.*

(ii)                                  Equifax U.K.*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(iii)                               Equifax Canada:*

(iv)                              Equifax Spain:*

(b)                                 IBM shall credit to each Country Location the applicable amount set forth in Exhibit C-13 * in reimbursement for*

(c)                                  The credits set forth in this Sections 4.3 will be provided by IBM on the first invoice provided to Equifax under this Agreement.

5.                                      MONTHLY SERVICE CHARGES/PRICES

5.1                               By Country Location.

(a)                                  There are specific prices applicable in each country to which IBM will provide the Services to Equifax (the “Country Locations”).  Prices for each Country Location are in local currency.

(i)                                     As of the Execution Date, the Country Locations are:  United States (“Equifax U.S.”), Canada (“Equifax Canada”), United Kingdom (“Equifax U.K.”), Ireland (“Equifax Ireland”), and Spain (“Equifax Spain”).

(ii)                                  The determination of which Country Location incurs a particular Service Charge is based on the location where the related Services are received or used by Equifax, regardless of the location of the resources used by IBM to provide the Services. Pass Through Expenses will be attributed to the location where Equifax receives the related Services to the extent such expenses are invoiced as such by the third party vendor providing the service.

(b)                                 For each Country Location, the Service Charges are organized by Service Tower (i.e., Operations and Network) and Platforms within each Service Tower.

5.2                               Components of Service Charges.

(a)                                  The Service Charges for each Service Tower are composed of the following types of charges:

(i)                                     Fixed Service Charges:  “Fixed Service Charges” are Service Charges that do not vary with actual Resource Unit consumption.  Subject to Sections 9.2 and 9.4, the Fixed Service Charges shall be payable by Equifax to IBM without regard to Equifax’s actual level of resource usage.

(A)                              The Fixed Service Charges for each Service Tower within each Country Location are set forth, by Service Tower, in the “Pricing Tables” provided in the following Exhibits:  Exhibit C-1 (Equifax Canada Pricing Table), Exhibit C-2

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(Equifax Spain Pricing Table), Exhibit C-3 (Equifax U.K. Pricing Table), Exhibit C-4 (Equifax U.S. Pricing Table) and Exhibit C-5 (Equifax Ireland Pricing Table). .

(ii)                                  Variable Service Charges:  “Variable Service Charges” are Service Charges that vary with actual Resource Unit consumption.

(A)                              Exhibit C-6 (Variable Service Charges Resource Units) sets forth (I) a description of the various Resource Categories, (II) the methods for measuring, calculating, and tracking Equifax’s resource utilization (expressed as an amount of Resource Units), and (III) the resources, services and activities provided by IBM that are associated with each Resource Category.

(B)                                The unit rate prices applicable to each Resource Unit (the “Unit Rates”) within each Country Location are set forth in the Pricing Tables of Exhibits C-1 through C-5.

(C)                                For each Resource Category, the Variable Service Charges for a given month are calculated by multiplying (i) the number of applicable Resource Units consumed by Equifax * , as determined in accordance with the provisions of Exhibit C-6 and this Schedule C (“Applicable Monthly RUs”), by (ii) the Unit Rates for such Resource Units (referred to as a “PxQ Calculation”).

(D)                               Unless and except where this Schedule C expressly provides otherwise, the PxQ Calculations are intended to be the sole mechanism for increasing (and decreasing) the Service Charges to reflect increases (or decreases) in the volume of Services provided by IBM under the Agreement.

6.                                      DETERMINATION OF MONTHLY SERVICE CHARGES

6.1                               Total Monthly Charges.

The total monthly charges for Services are composed of (a) monthly Service Charges (i.e., monthly Fixed Service Charges and Variable Service Charges) from IBM (the “IBM Monthly Charges”),  (b) third-party charges incurred as Pass-Through Expenses, (c) charges as specified in Exhibit S-4 of Schedule S (Disaster Recovery Services) and (d) Taxes.  The IBM Monthly Charges shall be adjusted as applicable by* This Section describes the components of the total monthly charges and how each component is calculated.

(a)                                  IBM Monthly Charges.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(i)                                     Fixed Service Charges are invoiced * in amounts set forth or determined in accordance with the “Pricing Tables” provided in the following Exhibits:  Exhibit C-1 (Equifax Canada Pricing Table), Exhibit C-2 (Equifax Spain Pricing Table ), Exhibit C-3 (Equifax U.K. Pricing Table), Exhibit C-4 (Equifax U.S. Pricing Table), and Exhibit C-5 (Equifax Ireland Pricing Table ).

(ii)                                  Variable Service Charges

Variable Service Charges are invoiced * for those Resource Units that are identified * basis as set forth in Exhibit C-6.  * Variable Service Charges will be measured based on actual Resource Unit usage during each month and will be invoiced*.   As set forth in Section 5.2(a)(ii) above, Variable Service Charges related to a Resource Category generally are calculated by*.  However, there are certain exceptions to this general principle – e.g., for certain Resource Categories* of Variable Service Charges or Resource Units that may be taken into account in calculating the monthly Variable Service Charges.  This Section 6.1(a)(ii) sets forth the exceptions.

(A)                              * :

(I)                                    IBM commits, under certain circumstances, to * under certain circumstances, as described in this Section * IBM is making this commitment because it expects to* as of the Commencement Date.

(II)                                The * applies to * only.  Attachment C-11(a) of Exhibit C-11 sets forth a list of *.  For the avoidance of doubt, * and are not included.

(III)                            The * is set forth in Table 1 below.  These * are fixed.  * that IBM supports during the Term * are not subject to this* commitment.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Table 1: Summary of * Subject to IBM’s *

Contract Year	1	2	3	4	5	6	7	8	9	10
Supported * (Last Day)	*	*	*	*	*	*	*	*	*	*
Other Supported *

(IV)                            General

(a)                                  IBM will perform a * study on the * and identify candidates for*.

(b)                                 IBM and Equifax will jointly develop a business case which shall be approved by both parties; provided, however, that Equifax may withhold its approval if (1) * for Equifax would increase as a result of implementing such* , (2) such * would violate regulatory requirements, (3) such * would violate Equifax’s then-existing agreement with * or (4) such* would materially increase the risk of degraded performance of Equifax’s or IBM’s service delivery.

(c)                                  There shall be no adjustment to * if Equifax withholds such approval, in accordance with subsection (b) above (i.e., IBM’s charges to Equifax will be the same as if the * had taken place, even if Equifax withholds its approval for * pursuant to subsection (b) above).

(d)                                 Equifax shall reasonably cooperate with IBM to achieve * set forth in Table 1 above, by providing reasonable incentives for Equifax’s business and application owners to make necessary changes to enable *.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(V)                                Billing Commitment

(a)                                  Subject to subsection (A)(I) and (II) above, the * in Table 1 represent * that will be billed to Equifax for the following year.  To the degree that the * is not met (i.e., there are more * than what is required under the * ), Equifax will not be charged* that had been identified as * , but which have not been *.

(b)                                 If IBM reduces the * beyond those set forth in Table 1, Equifax will be charged based on the *.

(VI)                            Example

In this example for * , at the end of Contract Year 3, * exceeds the *.  Equifax would be charged* during the following Contract Year.

Contract Year	1	2	3	4	5	6	7	8	9	10
*	*	*	*	*	*	*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(B)                                * on U.S. SNA Packet Charges:

(I)                                    Through December 31, 2005, the “Equifax U.S. SNA Packet Charge Amount” billable to Equifax U.S. will be the *.  Beginning January 1, 2006, the Variable Service Charges related to SNA services will be based on PxQ Calculations for the SNA Cap Categories, which, if the Equifax U.S. SNA network * , the Parties expect will result in monthly Variable Service Charges of less than *.

(II)                                Notwithstanding the foregoing, if * by January 1, 2006, and if the failure to * is an “IBM Fault,” then the “Pro Rata Monthly SNA * ” (each as described below) applicable to such customer will remain in effect, such that the charges to Equifax in any given month related to * will remain in effect for a particular customer until the sooner of *

(a)                                  A * will not be an IBM Fault if (i) IBM is ready, willing and able to perform the * , (ii) IBM provides the necessary technical assistance within the scope of the Services to the customer and Equifax, and (iii) there has been a reasonable opportunity to perform the * while the conditions of clauses (i) and (ii) are being met.  However, if any of the conditions in clauses (i), (ii) or (iii) are not being met, then a failure to * will be deemed an IBM Fault.

(b)                                 For purposes of this Section, the * for any particular Equifax customer is based on the *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

*

(C)                                Equifax U.S. Circuit *

(I)                                    For circuits in the United States that * as part of the * “” set forth in Schedule I * , beginning on the * , the Variable Service Charges related to the * will cease, and the Variable Service Charges related to the * will begin.

(II)                                IBM’s charges under this Schedule C include an * IBM has assumed the risk of managing and completion *

(III)                            For * in excess of those that are part of the * , IBM will charge Equifax, and Equifax will be responsible for, all Variable Service Charges applicable to * ,  Charges for and will be prorated on a daily basis.

(iii)                               An * may be applicable to billing periods that start on or after the first anniversary of the Execution Date.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

* shall be calculated and applied as provided in Section 9.1.

(iv)                              Taxes

(A)                              This Section sets forth the division of responsibility for taxes between the Parties.  Taxes for which Equifax is responsible will be payable by Equifax in addition to the IBM Monthly Charge.

(B)                                If a services, value added or similar tax is assessed on IBM’s provision of the Services (or any New Services) to Equifax or on IBM’s charges to Equifax under this Agreement,* will be responsible for and pay the amount of any such tax.  For the avoidance of doubt, Equifax is responsible for payment of (1) applicable sales, use, excise and value-added taxes due on the Services and (2) federally mandated fees for telecommunications due on the Services (unless waived by the carrier, which waiver IBM will use reasonable efforts to secure), in addition to the charges described in this Schedule C.

(C)                                IBM will be responsible for any applicable sales, use, excise, personal property or other similar taxes attributable to the period on or after the Commencement Date to the extent based upon or measured by (i) IBM’s cost in acquiring or providing equipment, materials, supplies or third party services furnished to or used by IBM in providing and performing the Services, and (ii) all taxes payable by IBM with respect to its revenues, income and profit.

(D)                               Each Party shall bear sole responsibility for all taxes, assessments and other real or personal property-related levies on its owned or leased real property.

(E)                                 If a sales, use, excise, value added, services, consumption or other tax is assessed on the provision of any of the Services, the Parties shall work together to segregate the payments under this Agreement into three (3) payment streams, as follows:

(I)                                    those for taxable Services;

(II)                                those for which IBM functions merely as a payment agent for Equifax in receiving goods, supplies, or services (including leasing and licensing arrangements); and

(III)                            those for other nontaxable Services.

(F)                                 The Parties will also work together to segregate the Service Charges and other charges, reimbursements and amounts payable hereunder, into separate payment accounts charged under separate invoices, as appropriate, for Services and the

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

components of the Services (i.e., components that are taxable and nontaxable, including those for which a sales, use or similar tax has already been paid by IBM and for which IBM functions merely as a paying agent for Equifax in receiving goods, supplies or services including licensing arrangements that otherwise are nontaxable or have previously been subjected to tax, components that are capitalized, and components that are expensed).

(G)                                IBM shall promptly notify Equifax of, and consult with Equifax (upon Equifax’s request) regarding the response to and settlement of, any claim for taxes asserted by applicable taxing authorities for which Equifax and only Equifax (as opposed to any of IBM’s other customers) is responsible hereunder, it being understood that with respect to any claim arising out of a form or return signed by a Party to this Agreement, such Party shall have the right to elect to control the response to and settlement of the claim, but the other Party shall have all rights to participate in the responses and settlements that are appropriate to its potential responsibilities or liabilities.  If Equifax requests IBM to challenge the imposition of any tax, IBM shall not unreasonably deny such a request and IBM shall do so in a timely manner and Equifax shall reimburse IBM for the reasonable legal fees and expenses IBM incurs.  Equifax shall be entitled to any tax refunds or rebates granted to the extent such refunds or rebates are of taxes that were paid by Equifax.

(H)                               IBM will use Commercially Reasonable Efforts to keep Equifax informed of any taxes that may be applicable to Equifax’s receipt of the Services.

(v)                                 Credits

(A)                              Except as otherwise set forth in the Agreement, with respect to any amount to be paid or reimbursed by IBM to Equifax, IBM may satisfy such obligation either by (i) crediting the amount against the invoice for the time period during which the credit is due and payable to Equifax (or the next invoice, if IBM does not become aware of the credit until after the invoice has been prepared) or (ii) paying by check or wire transfer the amount to Equifax at the time such amount is due and payable to Equifax.  Notwithstanding the foregoing, if the amount to be so paid or reimbursed by IBM in any specific month exceeds the charges to Equifax for such month, IBM shall promptly pay any difference to Equifax by check or wire transfer during such month.  If IBM fails to pay any amount due and payable to Equifax or fails to apply a credit within * following the month such amount is due and payable, IBM shall pay or credit such amount together with interest thereon at a rate of * per * , or the maximum amount permissible

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

by law, whichever is less, on the unpaid balance until it is paid or credited in full.  Interest will begin accruing on * after the amount first * me due and payable to Equifax.

6.2                               Pass-Through Expenses.

(a)                                  In addition to the IBM Monthly Charges, the total monthly charges include Pass-Through Expenses.  “Pass-Through Expenses” are charges for which Equifax remains financially responsible under Equifax contracts with third parties for resources or services that Equifax makes available to IBM for use in providing the Services as part of the Equifax Retained Responsibilities.  A list of the Pass-Through Expenses for each Country Location is set forth in Exhibit C-7 (Pass-Through Expenses).

(b)                                 Pass-Through Expenses shall be administered by IBM on Equifax’s behalf.  Pass-Through Expenses will either be paid by IBM directly and reimbursed by Equifax, or, at Equifax’s election on an exception basis, paid by Equifax on the basis of receiving IBM’s certification that the invoice is ready for payment.

(i)                                     IBM will review the invoiced charges to determine whether such charges are proper, valid and should be paid.  If requested by Equifax with reasonable advance notice, IBM will provide Equifax with an opportunity to review a third party invoice prior to IBM’s payment of it.

(ii)                                  If any third party invoice for a Pass Through Expense (“PTE Invoice”) is not received by IBM within the time that it should have been, then IBM will contact the third party and work with the third party to resolve the issue.

(iii)                               IBM will review PTE Invoices reasonably promptly after receiving them and, if IBM determines that a PTE Invoice is incomplete, improper or inaccurate, then IBM will so inform the third party and work with the third party to resolve the issue.

(iv)                              In either case (ii) or (iii) above, IBM will (A) notify Equifax promptly, and in any event within the relevant billing cycle, of the problem, (B) keep Equifax informed of the status, and (C) provide Equifax with an estimate of the proper third party charges.

(v)                                 If IBM receives a PTE Invoice that is not payable within * days after the date on which IBM receives it, IBM will notify Equifax that it has received such invoice and provide Equifax with information regarding the amount of the invoice and the date on which payment is due.

(vi)                              IBM will carry out its responsibilities under this Section 6.2 in a diligent manner, so as to facilitate the timely payment of Pass Through Expenses.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(c)                                  Equifax will reimburse IBM for the actual amount paid by IBM to the third party, without mark-up, unless otherwise expressly stated in Exhibit C-7 (Pass-Through Expenses).

(d)                                 IBM shall use Commercially Reasonable Efforts to minimize the amount of Pass-Through Expenses.  There shall be no new Pass-Through Expenses without Equifax’s prior written consent, which Equifax may withhold in its sole discretion.

(e)                                  With respect to services or materials paid for on a Pass-Through Expenses basis, Equifax reserves the right to:  (i) obtain such services or materials directly from a third party; or (ii) review and approve the applicable Pass-Through Expenses before Equifax becomes obligated to pay such expenses on a going forward basis.

6.3                               Incidental Expenses.

(a)                                  Incidental expenses that IBM expects to incur in performing the Services (including travel and lodging, document reproduction and shipping, and long-distance telephone) are included in IBM’s charges set forth in this Schedule C.  Accordingly, such IBM expenses are not separately reimbursable by Equifax unless, on a case-by-case basis for *

(b)                                 Exceptions — incidental IBM expenses that are separately reimbursable:

*

(i)                                    * LAN Port Site Hourly Support travel and lodging expenses.

(ii)                                * Separately chargeable items in Exhibit S-4 of Schedule S (Disaster Recovery).

7.                                      INVOICING

This Section 7 sets forth the invoicing procedures and requirements (including timing) for IBM’s charges under the Agreement.

7.1                               General.

The invoices provided by IBM shall be timely, accurate, and valid.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

7.2                               Timing.

For each Country Location, between * of the then-current month (except August, 2003 when such invoice shall be delivered to Equifax by * 2003):

(a)                                  IBM shall invoice Equifax for any Transition Charges due;

(b)                                 IBM shall invoice Equifax in advance for the monthly Fixed Service Charges for the Services to be performed during that month (e.g., the January portion of the Fixed Service Charges are included in the January invoice);

(c)                                  IBM shall invoice Equifax * for those Resource Units set forth in Exhibit C-6 that are * (e.g., the Variable Service Charges * ).  All other Variable Service Charges will be invoiced * or later as may be agreed by the Parties.

(d)                                 IBM shall invoice Equifax for Pass-Through Expenses paid by IBM on Equifax’s behalf during the prior month;

(e)                                  IBM shall provide Equifax with any credits due Equifax under the Agreement;

(f)                                    IBM will provide Equifax U.S. with a separate invoice for the charges due in such month pursuant to Exhibit S-4 of Schedule S (Disaster Recovery Services).

7.3                               Presentation of Invoices.

(a)                                  IBM shall provide to each Country Location a separate monthly invoice.

(b)                                 Each Country Location invoice shall set forth the IBM Monthly Charges related to Services provided to such Country Location (calculated as described in Section 6) expressed in the local currency of such Country Location.

(c)                                  IBM shall attach to each Country Location invoice details regarding the Pass-Through Expenses attributable to such Country Location.

(d)                                 In addition to the monthly invoices for each Country Location, IBM shall provide Equifax U.S. with a monthly invoice package (the “Invoice Report Package”) between the * day of the month that provides both (i) a summary of all the Country Location invoices and Pass-Through Expenses, and (ii) a copy of each Country Location invoice.

(e)                                  Invoice Forms and Equifax Charge-Back Requirements

(i)                                     During the * following the Effective Date, the Parties will mutually determine (A) the forms of invoices (including all supporting

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

information) for each of the Country Locations based on a standardized format, and (B) the form of the Invoice Report Package.  The invoices for each Country Location, including the supporting detail provided with such invoices, will meet Equifax’s reasonable charge-back and other financial requirements in place as of the Effective Date.

(ii)                                  At any time after the forms of invoices and Invoice Report Package have been determined, upon Equifax’s reasonable request, IBM shall make * changes to the format and information contained in either the Country Location invoices or Invoice Report Package in order to meet Equifax’s charge-back and other financial requirements.  Such changes * shall be reflected in IBM’s monthly invoices no later * months following the Parties reaching agreement on the new form of invoice and Equifax’s approval of the change order.

(f)                                    The invoices will separately state applicable taxes owed by Equifax by tax jurisdiction.

7.4                               Records Retention.

During the Term and for * after the termination or expiration of this Agreement, or longer if required by Section 3.4 (Audits) of the Agreement, IBM shall maintain complete and accurate records of and supporting documentation for the amounts billable to and payments made by Equifax hereunder in accordance with generally accepted accounting principles applied on a consistent basis.  IBM agrees to provide Equifax with documentation and other information with respect to each invoice as may be reasonably requested by Equifax to verify accuracy and compliance with the provisions of this Agreement.

8.                                      PAYMENT

8.1                               Payment by Equifax.

(a)                                  At its election, Equifax will pay each invoice for charges under this Agreement either by wire funds transfer or other electronic means acceptable to IBM to an account specified by IBM or by bank check, within the calendar month in which such invoice is received by Equifax if Equifax receives such invoice on or before the * otherwise such payment shall be made within * after the date of Equifax’s receipt of the invoice.  If any undisputed invoiced payment is not received by IBM within * business days following the date specified for such payment herein, a late payment fee of * , or the maximum amount permissible by law, whichever is less, on the unpaid, overdue balance will be due and payable by Equifax to IBM from the date such payment became overdue through the date of payment to IBM.

(b)                                 Equifax will not be obliged to pay any invoiced amount from IBM that:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(i)                                     is received by Equifax more than * after the date by which it was due to have been received, if such due date is within the first Contract Year; or

(ii)                                  is received by Equifax more than * after the date by which it was due to have been received, if such due date is after the first Contract Year.

8.2                               Disputed Charges/Credits.

If Equifax disputes the accuracy or applicability of a charge or credit of any kind, Equifax shall notify IBM of such dispute as soon as practicable after the discrepancy has been discovered.  Equifax may withhold payment of particular charges that Equifax disputes in good faith provided, however, for each Country Location, (i) Equifax may not withhold an amount that is greater than * of the sum of all the charges for the month to which such charges correspond; and (ii) in no event shall Equifax withhold an amount in the aggregate equal to * of charges; and provided further, however, that notwithstanding the foregoing, the limitations described in clauses (i) and (ii) above shall not apply to any invoice submitted to Equifax that exceeds the average monthly amount of IBM’s invoices * such disputed invoice, but only to the extent of the variance of such disputed invoice over the * amount.  The Parties will investigate and resolve the dispute using the dispute resolution processes provided under Section 16 (Dispute Resolution) of the Agreement.  Any undisputed amounts contained in or applicable to an invoice will be paid by Equifax and any undisputed credit amounts will be promptly credited by IBM.  Upon request of either Party, Equifax in the case of a disputed charge, or IBM in the case of a disputed credit, shall place the disputed amount in * established for the benefit of the Parties, until such dispute is resolved.  Upon resolution of the dispute, the Parties shall be paid any interest having accrued on the disputed amounts held in the * in connection with such dispute in proportion to the amount received by each Party with respect to such dispute, and the Parties shall each pay a portion of the * attributable to the disputed amount in an inverse proportion to the percentage of the disputed amount paid to each Party.  Unpaid and un-credited monies that are in dispute and placed in * will not be considered a basis for monetary default under the Agreement.

9.                                      MECHANISMS FOR CHANGING PRICES AND CHARGES

This Section 9 sets forth the various mechanisms for changing IBM’s prices and charges for the Services during the Term.  Any such changes will be reflected in amendments to this Schedule C, as applicable.

9.1                               *.

(a)                                  General

(i)                                     IBM’s prices and charges set forth in this Schedule C do not *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(ii)                                  IBM will calculate and apply an adjustment to the IBM Monthly Charges for each Country Location based upon * in accordance with this Section 9.1.  The * will be payable on a prospective basis (for example, the * for the first Contract Year will determine the * for the second Contract Year, and so on).  The * will be determined as soon as practicable after the end of each Contract Year using the formulas set forth below.

(iii)                               * , if any, will become part of the IBM Monthly Charges beginning with the first billing period in the second Contract Year.  Prior to such time, there shall be no *.

(iv)                              Each Country Location is assigned an * or an  for purposes of determining * in that location, as indicated in the following tables:

1. * by Country
US:	Operations — * Network —*
Canada:	*
Spain:	*

Ireland:	*
2. Origin of * y Country
UK:	*

(A)                              If the applicable publishing entity stops publishing the * (or a component thereof) or substantially changes its content and format, Equifax and IBM will substitute a * published at least * by a mutually agreeable source.  If there becomes a different index that Equifax and IBM agree would be more representative than any of those referenced above, then the Parties will

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

replace the * with such new * (making any appropriate conversions). If the publishing entity merely redefines the base year for the * to another year, Equifax and IBM will continue to use the * , but will convert the * to the new base year by using an appropriate conversion formula.

(v)                                 Calculating the *.

(A)                              * for Country Locations with an *

(I)                                    Prior to the beginning of each Contract Year of the Term after the first Contract Year (the * for each Country Location with an index shall be determined by comparing (a) such country’s * for June of the Contract Year prior to the * to (b) the * for June, 2003 (the * ).

(II)                                Specifically, the * is calculated for each Service Tower in each Country Location as (a) *.

(III)                            If * is:

(a)                                  equal to the * , then the * shall be zero;

(b)                                 greater than the * , then the * shall be positive; or

(c)                                  less than the * , then the * shall be negative.

(IV)                            [Craig…moved to C below to cover both A&B]

(B)                                * for Country Locations with a Calculated *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(I)                                    Prior to the beginning of the second Contract Year of the Term the * for a Country Location with a calculated * shall be determined by adding one (1) to such Country Location’s current year * expressed as a decimal (e.g.* where * is the * expressed as a decimal for June 2003 to June 2004).

(II)                                Prior to the beginning of each subsequent Contract Year, beginning with the third Contract Year of the Term, the * the * for a Country Location with a calculated * shall be determined by adding one (1) to such Country Location’s current year * expressed as a decimal,  multiplying by each of the previous years * s and subtracting one (e.g. the * for 2006 would be calculated as * expressed as a * expressed as a * 1= * ).

(III)                            Subject to performing the * calculation in this subsection (B)(I) and (II) for Country Locations with a calculated * , the * in subsection (E) below applies .

(C)                                IBM will provide Equifax with its calculation of the * business days prior to invoicing Equifax for them.

(D)                               * Sensitivity

For each Country Location, Exhibit C–16 (* ) sets forth for each of certain categories of Services * a percentage that reflects the * impact  and  impact  on IBM’s delivery of such * Categories.

(E)                                 The * :

The * is calculated as follows

*

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

*

(vi)                              The Parties acknowledge that there may be New Services provided by IBM during the Term that result in incremental IBM Monthly Charges.  Since the prices quoted by IBM for providing any New Services will be current prices * at the time the New Services are added to the scope of the Agreement, IBM’s charges for such New Services will be adjusted to * by applying the following formula:* The  is calculated by the following formula:* Following adjustment to the charges by such formula, the * will be applied as stated in subsection (C) above.  The net result of this adjustment is that the sum of the * related to such charge * of the New Service charge would have been if *.  An example of how the * is calculated is provided below in Section 9.1(a)(vii).

(vii)                           Examples of *.

This Section provides examples of both (A) the general calculation of the * and (B) the calculation of the Adjusted New Services Charge.  THE ASSUMPTIONS PROVIDED FOR THE * CHARGES ARE FOR EXAMPLE PURPOSES ONLY AND ARE NOT INTENDED TO REFLECT THE DATA THAT WILL BE USED TO CALCULATE THE * .

(A)                              * calculation

(I)                                    This example calculates the * based upon the following assumptions:

(a)                                  a Country Effective Date of July 1, 2003;

(b)                                 a * of  for June 2003;

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(c)                                  * begins in July 2004;

(d)                                 * ;

(e)                                  the following *:

*
*	*	*
*	*	*

June 2004	June 2005

(f)                                    the July 2004 monthly Fixed Service Charge for * ; and

(g)                                 the July 2004 monthly Variable Service Charge for *.

(II)                                Given the above assumptions, the calculation will be as follows:

*
*	*	*

(III)

Example for July 2004 Charge

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

=
r	=
=
=
=
=
=
=
=
=
=
=
=
=

(IV)                            The * for each month of each year in which the * is due is calculated as above substituting the appropriate monthly moneys and the * based upon the actual information.

(B)                                *

(I)                                    The example below calculates the adjusted New Services charge (* ) based on the following assumptions:

(a)                                  a Country Effective Date July 1, 2003;

(b)                                 a * of the * for June 2003;

(c)                                  * begins in July 2004;

(d)                                 * of

(e)                                  the following * :

*
*	June 2004	June 2005
*	187.6	190

(f)                                    the New Services are provided in July 2005 and the charges for the *

(II)                                Given the above assumptions, the calculation will be as follows:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

*
Formula	=	*
Operations *	=
Operations * e	=
Operations *	=
Operations *	=
Operations *	=
Operations *	=

Network *	=
Network *	=
Network *	=
Network *	=
Network *	=
Network *	=

(III)                            Based on the above assumptions, the * for Operations would be * , and Network would be *.

9.2                               Adjustments to Charges.

(a)                                  Minimum Service Tower Charges

For each of the Service Towers under each of the Country Locations, if the total annual Service Charges (both Fixed Service Charges and Variable Service Charges) payable by Equifax throughout any calendar year are less than the applicable Minimum Service Tower Charges, Equifax will pay IBM in the beginning of the following calendar year *,

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

but only to the extent that such difference is attributable to a reduction in Variable Service Charges resulting from Equifax transferring Services away from IBM to either itself or another vendor.  For purposes of this Section 9.2(a), the “Minimum Service Tower Charges” for any particular Service Tower in any Country Location during any calendar year * that would have been incurred for such Service Tower had the volumes of Resource Units been at the levels set forth in Exhibit C-11 (Resource Baselines).

(b)           Canadian Mainframe Minimum Charges

(i)                                     In any  month beginning on the Commencement Date through 2008, if * set forth in Exhibit C-11 (Resource Baselines) for Equifax Canada and the Unit Rate for Application CPU Minutes applicable to such month, then Equifax will pay IBM *.

(ii)                                  In any month beginning in 2009, * for Equifax Canada and the Unit Rate for Application CPU Minutes applicable to such  month, then Equifax will pay IBM at the beginning of the following month the *.

(c)                                  Equifax U.K. CPU Application Minutes

Exhibit C-15 (Equifax U.K. CPU Application Minute Recalibration) to this Schedule C sets forth the principles that will govern the recalibration of the CPU Application Minutes and Operations Fixed Service Charges for Equifax U.K.

(d)                                 Equifax U.S. Mainframe Prime/Non-Prime Pricing Adjustment

(i)                                     The unit price for Equifax U.S.’s CPU Application Minute resource use provided by IBM is based on an assumption of the relative ratio of CPU Application Minutes used during “Prime” hours and CPU Application Minutes used during “Non Prime” hours.  For purposes of this Section 9.2(d), (i) “Prime” means the time from * hours to * hours, Eastern Time zone, Monday through Friday, including holidays, and (ii) “Non Prime” means the time from * hours to * hours, Monday through Friday, including holidays, and from Friday at * hours through Monday at * hours.  The Parties have agreed that, to the extent the ratio of “Prime” hours to “Non Prime” hours changes substantially,* pursuant to the terms of this Section 9.2(d).

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(ii)                                  At the end of each calendar year, IBM will *.  IBM will compare this ratio ( “Actual CPU Ratio”) to the ratio of Prime Application Minutes to Non Prime Application Minutes using the baseline numbers for the applicable calendar year, as set forth in Exhibit C-11 (Resource Baselines) (“Baseline CPU Ratio”).

(iii)                               The Baseline CPU Ratio will then be subtracted from the Actual CPU Ratio (“Application Minute Differential”).  *

(A)                              If the Application Minute Differential equals a percentage within a range * (i.e., if the differential is both (i) greater than or equal to * , and (ii) less than or equal to * , then there shall be no adjustment to Equifax’s charges.

(B)                                If the Application Minute Differential equals an amount greater than * , then Equifax will pay IBM an amount equal to (i)* IBM will invoice Equifax such amount, if any, on the * following IBM’s calculation (expected to be January or February of the following year).

(C)                                If the Application Minute Differential equals an amount that is less than * , then Equifax will pay IBM an amount equal to * the CPU Application Minutes were used.  IBM will invoice Equifax such amount, if any, on the first invoice following IBM’s calculation (expected to be January or February of the following year).

(iv)                              Notwithstanding the foregoing, if *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

then at Equifax’s option the event will be deemed an “Extraordinary Event,” as described in Section  9.4, for purposes of eliminating Targeted Resource Reductions and reducing  Fixed Service Charges based on Targeted Cost Reductions.

(v)                                 The following table provides several example scenarios of the adjustment and potential charges based on the Application Minute Differential:

Assumed Baseline CPU Ratio:  * Prime/Non-Prime

Scenarios	Assumed Actual CPU Ratio Calculation				Application Minute Differential	Result	Adjustment (if necessary)	Additional Charge
Scenario 1	*	Prime/Non-Prime	=	*	*	No adjustment necessary
Scenario 2		Prime/Non-Prime	=			No Adjustment necessary
Scenario 3		Prime/Non-Prime	=			Adjustment to Prime necessary	*	*
Scenario 4		Prime/Non-Prime	=			No Adjustment necessary
Scenario 5		Prime/Non-Prime	=			Adjustment to Non Prime necessary

(e)                                  If any of the Transition projects listed below, which are described in Schedule I (Transition/Transformation), does not occur as scheduled and the delay is not due to the fault of Equifax or its customers, then (i) to the extent the Service Charges to Equifax are greater than those that would have been applicable had

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

the Transition project been timely completed, Equifax will receive a credit against the actual amount of Service Charges in excess of the amount of Service Charges that would have been chargeable had the Transition occurred, and (ii) IBM shall give Equifax an additional credit against the Service Charges in an amount sufficient to reimburse Equifax for the continuing costs incurred by Equifax for third party hardware, software, and/or services that would not have been incurred if the affected Transition project had been timely completed, which costs Equifax has documented to IBM in writing, accompanied by copies of invoices from the third party vendors:

Project 001             Global Service Desk

Project 008             Canadian AS/400 Transition

Project 010             UK Mainframe

Project 011             UK & Ireland Midrange

Project 012             UK Web Hosting

Project 013             UK & Ireland Network Transition

Project 019             Network Services Transition

9.3                               Pricing Benchmark Study

(a)                                  Subject to the frequency limitations set forth in Section 9.3(b), Equifax reserves the right from time to time to undertake the price benchmarking process described in this Section 9.3 (such process the “Price Benchmarking Process”) at any time after the * of the Execution Date (except that the prices for voice and data transport services may be benchmarked beginning after the * of the Execution Date).

(b)                                 Equifax may repeat the Price Benchmarking Process for “Benchmarked Services” (which are (i) Operations Services collectively, (ii) Network Services collectively, and (iii) voice transport services); but may not repeat the Benchmarking Process for the Benchmarked Services more frequently than once * , except in the case of voice transport services, in which case Equifax may repeat the Benchmarking Process for such voice transport services *.  Notwithstanding the foregoing, Equifax may, at its election, undertake the Price Benchmarking Process of the Network Services more * ; provided, however, that the second Price Benchmarking Process within * shall be *.

(c)                                  The Price Benchmarking Process shall be as follows:

(i)                                     Upon Equifax’s election to undertake the Price Benchmarking Process, the benchmarking described in this Section shall be performed by an independent third party chosen by Equifax from a selection of third

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

parties mutually agreed to by the Parties (such independent third party, the “Benchmarker”).  IBM agrees in advance to the Benchmarker selected by Equifax if it is one of the following entities:  Gartner, Inc.; Compass America Inc. and Compass Management Consulting Ltd.; and Meta Group, Inc.  The Benchmarker shall be retained by both Parties.  * , expenses and costs of the Benchmarker for performing the benchmarking described in this Section as such charges, expenses and costs are invoiced.

(ii)                                  The Benchmarker shall benchmark the total charges, including any applicable * adjustment, applicable to the benchmarked Services, against the total charges applicable to similar services with respect to each of the selected entities comprising the Representative Sample (as defined below).  The Benchmarker shall normalize the data used to perform the benchmarking to accommodate differences between the volume of services, scope of services, service levels, financing or payment streams, costs, and other relevant factors pertaining to the Agreement and those applicable to the entities comprising the Representative Sample.

(iii)                               For the Benchmarking Process:

(A)                              “Representative Sample” for such Services shall mean a sample of at least * chosen by the Benchmarker, with the Parties’ direction to the Benchmarker being to choose entities from among the pool of potential entities that are most closely comparable in quality and quantity to the Benchmarked Service.  For each entity, the Benchmarker will disclose to Equifax and IBM the demographic data (e.g., the total number of Service resource units, a general description of the quality of services and service environment and other similar data) reasonably required for the Parties to review, comment and discuss whether the entities chosen by the Benchmarker comply with the requirements set forth in this Section 9.3.  Due to the confidential nature of data and nondisclosure agreements to which such data may be subject, the Benchmarker will not be required to disclose the names of the entities comprising the Representative Sample.

(B)                                “Benchmarked Level” shall mean the average total charges attributable to services being benchmarked for those entities within the lowest quartile of the Representative Sample as ranked by the total charges of those services being benchmarked pursuant to this Section.

(iv)                              If the Benchmarker determines that the charges under the Agreement for those Services being benchmarked are less than or equal to an amount that * above the Benchmarked Level, then there will be * adjustment to IBM’s prices for the benchmarked Services.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(v)                                 If the Benchmarker determines that the charges under the Agreement for those Services being benchmarked * above the Benchmarked Level, then IBM shall immediately reduce its charges for the benchmarked Services * If IBM’s charges remain * the Benchmark Target Amount following the reduction, then at the beginning of each following twelve-month period, IBM will again * , until IBM’s charges reach the Benchmark Target Amount.  For purposes of this paragraph, the determination of the amount of IBM’s charges for the benchmarked Services will include any * charges applicable to such Services.

(vi)                              Notwithstanding the foregoing, if at any time a reduction in IBM’s charges pursuant to Section 9.3(c)(v) would require IBM to provide the benchmarked Services at a cost to IBM * , then the charges will be reduced only to *.  At the end of the following twelve month period, IBM will reduce its charges by the lesser * ; provided, however, that if IBM will not be able to *.  If IBM so informs Equifax, Equifax will have the * the Agreement, or the benchmarked Services, and be obligated to reimburse IBM only * , but only to the extent that * , and of the applicable Services, or the completion of IBM’s * , whichever is later. In addition, Equifax will acquire from IBM, * , any hardware or software primarily dedicated to performing services for Equifax that cannot be redeployed by IBM using *.

(vii)                           Equifax may, at its option and expense, employ an accredited and independent auditor to verify that a reduction in IBM’s price pursuant to Section 9.3(c)(v) would require IBM to provide the benchmarked Services at a cost that is greater than its charges for such Services, provided that such auditor is not Equifax’s primary financial auditor.

(d)                                 IBM shall cooperate with reasonable requests by the Benchmarker for any information or data related to the Agreement to the extent necessary for the Benchmarker to perform the price benchmarking described in this Section.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Equifax shall cooperate with reasonable requests by the Benchmarker for any information or data related to the Service being benchmarked to the extent necessary for the Benchmarker to perform the price benchmarking described in this Section.  For the avoidance of doubt, IBM shall not be required to supply data relating to any other IBM customer.

9.4                               Extraordinary Events

(a)                                  For purposes of the Agreement, an “Extraordinary Event” means, with respect to a Resource Category that is subject to a Resource Unit baseline set forth in Exhibit C-11 (Resource Baselines), a circumstance in which Equifax’s actual usage of such resource varies or is expected to vary for the foreseeable future by * from either the applicable Resource Unit baseline or Equifax’s average monthly resource use over the preceding * period; provided in the case of a decrease in utilization that the decrease is not due to Equifax *.  Examples of circumstances that may trigger an Extraordinary Event include (i) changes in Equifax’s products or markets; (ii) mergers, acquisitions, divestitures or, (iii) changes in market priorities.

(b)                                 The decision whether or not to declare an Extraordinary Event and invoke the provisions of this Section 9.4 shall belong to Equifax, which Equifax may elect to exercise or not in its sole discretion.  In the case of notice by Equifax to IBM hereunder of an Extraordinary Event, IBM’s charges and resources (including Fixed Services Charges and Unit Rates as appropriate) shall be adjusted in accordance with this Section 9.4.  IBM’s adjustment in resources shall be in accordance with a plan prepared by IBM and approved by Equifax or, in the absence of such plan, as reasonably requested by Equifax.

(c)                                  As used in this Schedule C with respect to the period following an Extraordinary Event:  “Targeted Resource Reductions” shall mean those resources no longer required by IBM to provide the Services.  “Targeted Cost Reductions” shall mean the costs (including appropriate indirect and overhead costs) and related profit that can be * as and when the Targeted Resource Reductions are eliminated.  “Targeted Resource Additions” shall mean those new or modified resources newly required by IBM to provide the Services.  “Targeted Cost Additions” shall mean the costs (including appropriate indirect and overhead costs)* that would be incurred as and when the Targeted Resource Additions are placed in service.

(d)                                 IBM shall proceed to eliminate the Targeted Resource Reductions as quickly as feasible, but in no more than * , and IBM will proceed to deploy the Targeted Resource Additions as necessary.  As the Targeted Resource Reductions are eliminated, the Fixed Service Charges shall be reduced by the * of the Targeted Cost Reductions applicable to Targeted Resource Reductions.  As the Targeted Resource Additions are placed into service, the Fixed Service Charges will be * of the Targeted Cost Increases applicable to such Targeted Resource Additions.  Also, Resource Units

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

and Unit Prices shall be equitably adjusted, as applicable, to reflect the changed circumstances.

(e)                                  Equifax may, at its option and expense, employ an accredited and independent auditor to verify that IBM’s methodology for calculating the savings referenced above conforms to accepted accounting practices.

9.5                               *.

(a)                                  It is the intent of the Parties and IBM has agreed that, during the Term, IBM will proactively seek to identify and bring to the attention of Equifax initiatives that could be undertaken to reduce IBM’s cost of providing the Services, enabling * cost savings * Equifax *.  During the Term IBM shall, as part of the Services, seek to identify * and shall promptly notify Equifax of, and describe to Equifax, any * it identifies.  If  so requested by Equifax, IBM shall provide (i) an estimate of the investment (if any) that would be required of Equifax to engage IBM to perform a project to carry out an identified * ,  (ii) the amount of the contribution, if any, IBM proposes to make toward funding such project, (iii) the savings such * would produce,  and (iv) an analysis of how the * , if carried out, would affect Equifax’s ‘Total Cost of Ownership.’  Equifax may, in its sole discretion, elect to participate in and * of a project to carry out a * at any participation level up to *.  If Equifax elects not to participate in a * proposed by IBM, IBM shall be under no obligation to undertake such * , but, if IBM does undertake such * entirely at IBM’s expense, all savings resulting from such *. If the Parties agree to undertake a project to carry out a * , it shall be planned and carried out as a small “p” project or a big “P” Project, whichever is applicable, pursuant to Schedule N and the Parties shall agree upon and stipulate the total amount of * that will result from *.  For the purposes of this Section, “savings” shall mean the * by which IBM’s (and its Affiliates)* of performing the Services is projected to be * s a result of the implementation of a * , which amount shall be determined *.

(b)                                 Following the completion of a * , the stipulated savings, by calendar year, shall be *.

(c)                                  Any amount owed to Equifax by IBM pursuant to this Section 9.5 shall be credited or paid to Equifax in accordance with Section 5.1(a)(v).

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

10.                               POTENTIAL FUTURE CHARGES AND CREDITS

10.1                        Prices and Charges for New Services.

For purposes of the Agreement, a “New Service” means any functions that Equifax requests IBM to perform under the Agreement that are materially different from, and in addition to, the Services, and with respect to which the increase in Resource Units consumed by Equifax would be disproportionately different from the corresponding net change in the volume or composition of resources resulting from IBM’s performance of such additional functions.  IBM’s charges for performing such additional functions shall be determined as follows:

(a)                                  If the additional functions requested by Equifax do not constitute a New Service under the foregoing definition, then such additional functions shall be considered to be part of the Services, and IBM’s compensation for performing such additional functions shall be determined pursuant to the PxQ Calculations pursuant to Section 5.2(a)(ii).

(b)                                 If the additional functions requested by Equifax do constitute a New Service under the foregoing definition, promptly after receiving Equifax’s request for such New Services, IBM will provide Equifax a written proposal and price quote for such New Services containing at least the following information:

(i)                                     A brief description of the functions to be provided;

(ii)                                  A projection of the net increases and decreases in Equifax’s Resource Unit utilization, if any, that will be attributable to such New Services;

(iii)                               A description of the new or modified resources and expenses not reflected in clause (ii) above that would be required for IBM to provide the New Services;

(iv)                              A description of the resources, if any, that would no longer be required to be provided by IBM if it provided the New Services;

(v)                                 a brief description of the ramifications and impacts of such New Services on the Services (including the Service Levels); and

(vi)                              IBM’s price quote for the New Services.

(A)                              At Equifax’s request,* IBM’s price quote shall be itemized at a reasonable level of detail such that Equifax can properly evaluate and understand the components of IBM’s offer.  For example, if the New Service involves the provision of hardware, software, and personnel resources, and the charges for each category can be reasonably identified and separated, IBM will provide a proposed line item charge for each category.  In addition, IBM will break out its proposed charges for any third party hardware, software or services, if applicable to the New

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Service.  For purposes of clarity, IBM’s provision of itemized prices will not require IBM to offer the applicable services on an individual basis.

(B)                                IBM’s price quote shall be based upon the required proportional increase in personnel, System and other resources applicable to the New Services relative to the then-existing IBM Monthly Charges and shall take into account any resources and expenses of IBM for then-existing Services that would no longer be required once IBM begins performing the New Services.  IBM’s proposed prices for IBM personnel resources who would perform the New Services shall not be higher than such charges would be if performed on a time and materials basis for similar skills utilized in providing the Services at the rates set forth in Exhibit C-10 (New Services T&M Labor Rates).IBM’s proposed prices for any third party products to be acquired by IBM for use in performing the New Services shall not exceed *.

(c)                                  Equifax, upon receipt of IBM’s proposal, may elect to have IBM perform the New Services.  If it does, the Parties shall execute a “change order” documenting the New Services and the prices for them, and this Schedule C shall be adjusted accordingly.  Subject to Section 10.1(e), IBM shall not begin performing any New Services until Equifax has accepted IBM’s proposal for the New Services in writing.

(d)                                 Notwithstanding the foregoing, nothing herein shall be deemed to obligate Equifax to obtain New Services from IBM.  Equifax may elect in its discretion to solicit and receive bids from, or otherwise enter into agreements with, third parties to perform or to perform itself such New Services.  If Equifax so elects, IBM shall cooperate with Equifax and the third parties with respect to the provision of such functions.

(e)                                  If the Parties cannot agree whether a function requested by Equifax is part of the then-existing Services or would be a New Service, IBM shall nevertheless perform the disputed function if Equifax so requests pursuant to the change control procedures developed by the Parties.  Equifax shall pay IBM* of any charges proposed by IBM for the disputed function under this Section and, if requested by IBM,* of any charges for the disputed function under this Section shall be paid into an interest bearing escrow account with an escrow agent mutually chosen by the Parties, pending resolution of the dispute.  The Parties agree to endeavor to resolve the dispute within * , or otherwise as quickly as possible, using the principles set forth in the Dispute Resolution Process of Section [16] of the Agreement on an expedited basis.  Any amount of such disputed charge that had been paid by Equifax to either IBM or into escrow pursuant to this Section and that, after resolution of the applicable dispute, is due Equifax, shall be paid first from the amount in escrow and then by IBM.  All amounts not in escrow and payable directly by either Party to the other Party upon resolution of the dispute with

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

respect to which amounts are payable shall be paid promptly after resolution of the dispute, together with interest at the rate of * from the date the payment was originally due under the Agreement until the date of payment.

10.2                        Termination and Services Transfer Charges.

(a)                                  Termination Charges.

(i)                                     Exhibit  C-8 (Termination for Convenience and Change in Control Charges) of this Schedule C sets forth the charges payable by Equifax if Equifax terminates the Agreement or any Service Tower in any Country Location pursuant to either Section 12.1(c) (Termination for Convenience) or Section 12.1(d) (Termination for Change of Control or Equifax Sale) of the Agreement.  In addition to the termination charges set forth in Exhibit C-8 (Termination for Convenience and Change in Control Charges), if Equifax terminates the Agreement under either of the foregoing conditions, Equifax will acquire from IBM, at a cost equal to IBM’s net book value, any hardware or software primarily dedicated to performing services for Equifax that cannot be redeployed by IBM using Commercially Reasonable Efforts.  The termination charges set forth in Exhibit C-8 will be prorated according to the following formula:

Termination for Convenience and Change in Control:

Charge Proration Formula

Prorated Termination Charge	=	*
A	=	the termination charge for the Contract Year in which termination is effective.
B	=	the termination charge for the Contract Year after the Contract Year in which termination is effective.
C	=	the number of months remaining during the Contract Year in which termination is effective.

(ii)                                  If Equifax terminates the Operations Tower in Equifax U.K. pursuant to either Section 12.1(c) (Termination for Convenience) or Section 12.1(d) (Termination for Change of Control or Equifax Sale) of the Agreement, *.

(iii)                               If Equifax terminates the Agreement or any Service due to a Force Majeure Event pursuant to Section 17.3(c) of the Agreement, or if Equifax Spain terminates the Services provided to Equifax Spain because * ,” then Equifax will be required to reimburse IBM only for * , but  to minimize these costs,

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

and (B) those costs were incurred during the * following the termination of the applicable Services, or the completion of IBM’s Services Transfer Assistance, whichever is later.  In addition, Equifax will acquire from IBM, * s.  The Agreement” is the data license agreement between Equifax and *.

(iv)                              Except as set forth in Exhibit C-8 or as explicitly stated elsewhere in the Agreement, Equifax shall not be required to pay any termination charges or wind-down expenses.

(b)                                 Services Transfer Assistance

Upon Equifax’s request for Services Transfer Assistance pursuant to Section 12.3 (Services Transfer Assistance) of the Agreement, IBM shall provide such assistance:

(i)                                     prior to the effective date of such termination (in whole or in part) or expiration of the Agreement, or any other cessation of Services for which Services Transfer Assistance is to be provided,  as part of the monthly Fixed and Variable Service Charge; * and

(ii)                                  after the effective date of such termination (in whole or in part) or expiration of the Agreement, or any other cessation of Services for which Services Transfer Assistance is to be provided, at the rates set forth in Exhibit C-10 (New Services T&M Labor Rates) applicable to the types of skills being utilized for personnel resources, or, for non-personnel charges, to the rates applicable for the services being requested.  If no contract rate exists for the required services, IBM shall provide such services at *.

11.                               FINANCIAL RESPONSIBILITY AND THE TECHNOLOGY ENVIRONMENT

11.1                        Responsibility for Capacity Needs

Subject to operational planning procedures, for capacity (e.g., mainframe processing power) for which IBM is financially responsible pursuant to Exhibit C-14 (Financial Responsibilities Matrix), IBM shall provide the amount of capacity needed by Equifax to reasonably meet its business and technological needs, without degrading service delivery or performance, including with respect to applicable Service Levels.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

11.2                        Platform Determination

EFX shall have the right to determine which of the platforms operated and supported by IBM (e.g., Mainframe, Midrange, * Systems) will be used to provide the Services with regard to any particular Equifax workload.

12.                               MISCELLANEOUS

12.1                        * Services

Equifax has selected IBM as one of its providers of * Services.  Accordingly, Equifax shall utilize IBM * Services in the time periods and at the * specified for each time period as follows:

(a)                                  August 1, 2003 – July 31st, 2004                       *

(b)                                 January 1, 2004 – December 31st, 2004             *

(c)                                  January 1, 2005 – December 31st, 2005            *

12.2                        * Services Charging Methodology

(a)                                  Between August 1, 2003 and July 31st, 2004, Equifax shall purchase IBM * services at the negotiated hourly rates and terms contained in Exhibit C-10.  IBM will apply a * credit to the total * invoice each month, such total credit not to exceed * between August 1, 2003 and July 31, 2004. IBM will bill the remaining * percent on the monthly invoice and Equifax shall pay such invoice as set forth in Sections (Invoicing) and (Payment), respectively.

(b)                                 After Equifax has purchased the * services referred to in Section 12.2(a), between January 1, 2004 and December 31st, 2004, Equifax shall purchase IBM * services at the negotiated hourly rates and terms contained in Exhibit C-10.  IBM will apply a * credit to the total * each month, such credit not to exceed * between January 1, 2004 and December 31st, 2004, and will not exceed * between January 1, 2005 and December 31st , 2005.

12.3                        Canada  — Chargeable Project Support

IBM’s ‘solution’ and charges for providing the Services in Canada as of the Commencement Date include a built-in capacity to provide up to * , of  technical support to Equifax in support of special Projects.  If the average monthly usage of such resources is significantly * , then IBM and Equifax will agree on revised priorities or other measures to bring the utilization level of these resources back to agreed upon levels.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

12.4                        U.K. – Chargeable Project Support

IBM’s ‘solution’ for providing the Services in the U.K. as of the Commencement Date includes a built-in capacity to provide up to * of Project-related Services each Contract Year, which IBM has agreed to provide at billing rates  *.  This support will be provided where:

(a)                                  The skills provided are consistent with the skills of the resources utilized for the delivery of Services for the Mainframe Platform; and

(b)                                 Such support is to be provided during * only except where the skills are to be utilized for the resolution of Severity-1 problems.

Each Contract Year during the Term, the * ordered by Equifax relating to the Mainframe Platform in the U.K. will be invoiced by IBM and payable by Equifax at rates equal to * of the otherwise applicable hourly rates for such Services, as set forth in Exhibit C-10 (New Services T&M Labor Rates).  Any other Chargeable Project Support ordered by Equifax in the U.K. during a Contract Year will be billable under one of the pricing methodologies described in Section 5 of Schedule N (Projects).

12.5                        Desktops of Transferred Personnel

For Equifax employees hired by IBM, Equifax will make the Desktop PCs currently being used by those employees available to IBM until they are refreshed. Refreshed equipment will be the responsibility of IBM.  For the avoidance of doubt, IBM will be responsible for providing any necessary software for such Desktop PCs.

13.                               RESOURCE AND BUDGET PLANNING/FORECASTING

On a quarterly  basis, IBM will provide each Country Location with a twelve month forecast estimating, as applicable, the monthly (i) Fixed Service Charges, (ii) Variable Service Charges and Resource Unit use, (iii) Pass Through Expenses, by type (e.g., software maintenance) and Platform (e.g., Midrange), (iv) projects, statements of work, and other expected IBM charges, and (v) capital purchases (hardware and software) required by Equifax for which Equifax is financially responsible.

During the Equifax budget cycle, which typically begins * and runs through * , IBM will reasonably assist Equifax in forecasting in-scope technology related expenses for the next fiscal year.  The information and assistance required from IBM will be similar to that involved in the monthly forecast described above; however, the Parties expect that there may be additional detail, collaboration, and effort required for this process.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

EXHIBIT C-1:  EQUIFAX CANADA PRICING TABLES (in CDN $)

Equifax Canada Fixed Charges (Monthly)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Operations	*	*	*	*	*	*	*	*	*	*	*
Network
Voice Services
WAN & BSA Support
Total Network

TOTAL FIXED SERVICE CHARGES (MONTHLY)

Canada Mainframe Services Monthly Unit Prices

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Host CPU
(CPU*) - Prime	*	*	*	*	*	*	*	*	*	*	*
(CPU*) - NonPrime
Application DASD
($*per month)
Tape
Manual (per*)
$per *transferred
Offsite Storage ($per*)
Print
($per Impression)

Canada Midrange Services Monthly Unit Rates

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
SRU
MSRU	*	*	*	*	*	*	*	*	*	*	*

Canada Customer Service Center Services Unit Rates

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Customer Service Center
($per*)	*	*	*	*	*	*	*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

EXHIBIT C-2:  EQUIFAX SPAIN PRICING TABLES

(in EUROS)

Equifax Spain Fixed Charges (Monthly)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
TOTAL FIXED CHARGES (MONTHLY)	*	*	*	*	*	*	*	*	*	*	*

Mainframe Services Unit Rates

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Host CPU
Application*
Application DASD
*Application DASD
Tape
Manual Tape *(per month)

Midrange Services Unit Rates

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Servers
MSRU Price	*	*	*	*	*	*	*	*	*	*	*
Storage
Direct attached External (*installed) per * installed

Desktop Unit Rates

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Desktop
Support Cost per PC per month	*	*	*	*	*	*	*	*	*	*	*
Cost per IMAC
Cost per Premium IMAC

Customer Service Center Services Unit Rates

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Customer Service Center
(per*)	*	*	*	*	*	*	*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

EXHIBIT C-3:  EQUIFAX U.K. PRICING TABLES

(in GBP £)

*

*

*

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

*

*

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

*

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

*

Equifax U.K. Fixed Service Charges (Monthly)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Operations
Maximum Protected Batch Charge
Network
Support
Video Conference
PBX Ports
Overheads, Network and Bus support
Frame Fixed
LAN HW
Total Network

TOTAL FIXED SERVICE CHARGES (MONTHLY)

Mainframe Services Unit Rates

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Host CPU
CPU Application
Average Application DASD
(£ per month)
Tape
Manual Tape (£ per month)
Automated Tape (VTS) (£ per month)

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Midrange Services Unit Rates

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
MSRU
MSRU Price £ per month
Storage
Direct attached (per)

Desktop Unit Rates

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Desktop Services
Support Cost per PC per month
Cost per IMAC
Cost per Premium IMAC

Customer Service Center Services Unit Rates

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Customer Service Center (£)

Network Service Unit Rates

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Managed Frame Relay (PVC, Backup Inclusive)
Customer Site 64K+ 16k PVC
Customer Site 64K+ 24k PVC
Customer Site 64K+ 32k PVC
Customer Site 128K + 32k PVC
Customer Site 128K + 64k PVC
Customer Site 256K
Customer Site 512K
Customer Site 1024K + 256k PVC
Customer Site 2mb
Customer Site 4mbmb
Customer Site 8mb Efx Infrastructure

Additional PVC’s per Month
16 kbps
24 kbps
32kbps
64 kbps
128 kbps
256 kbps
384 kbps
512 kbps
1024 kbps
768 kbps
1544 kbps (T1)

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

OTC for New PVC Installs		A	B	C	D	E	F
Line	Frame Relay Config	MAC/PVC/R outer OTC (Price)	OTC ISDN 64k (Price)	OTC ISDN 128k (Price)	OTC ISDN 256k (Price)	OTC ISDN 512K (Price)	OTC DR (Price)
1
2
3
4
5
6
7
8

Note: Total OTC (price) = Column A + B/C/D/E (Depending on Cong) plus F
TBD — Special Bid price on request.

Network Unit Rates	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Local Area Network
Port Charge per Month

Charge per
(Excludes 0800 and dial, see call rates for dial up charges)
Voice
INBOUND
Inbound (UK)
0870
Inbound (UK to Eire)
0800
0845
0870
Inbound (UK)
0800
0845

OUTBOUND
Concert OUTBOUND (Eire to UK)
Outbound
International
National
Local
Mobile
Directory Assistance
Outbound
International
National
Local
Mobile
Directory Assistance

Homeworkers Dial Up
Telephone line Rental
ISDN Line Rental

Remote Access
Remote Dial Connection

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

EXHIBIT C-4:  EQUIFAX U.S. PRICING TABLES

(in US$)

Equifax U.S. Fixed Service Charges (Monthly)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Operations	*	*	*	*	*	*	*	*	*	*	*
Network
* MDNS
Managed Frame
* SNA Management
Leased Line and Data Dial Scvs
Virtual Private Network
Web Infrastructure Services/Fix
SNA & Host Mgmt Support
Carrier Management Charge
Hardware
Total Network

TOTAL FIXED SERVICE CHARGES (MONTHLY)

Mainframe Services Unit Rates

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Host CPU
CPU Application*	*	*	*	*	*	*	*	*	*	*	*

Application DASD
* Per month *

Tape
Manual (per mount)
Automated/VTS (per mount)
Offsite Storage (per*)

Print
($ per thousand LOP)

Midrange Services Unit Rates

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Servers
Per MSRU	*	*	*	*	*	*	*	*	*	*	*
*Systems ($K per FTP per month)
Naviant Systems (Per Image)
Web Hosting ($ per *)
Storage
Attached Storage ($ per gigabyte installed)

Customer Service Center Services Unit Rates

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Customer Service Center
($ per *)	*	*	*	*	*	*	*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Network Services Unit Rates

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
* MDNS
Management Access Connection Charge
56 kbps	*	*	*	*
128 kbps
192 kbps
256 kbps
512 kbps
768 kbps
1544 kbps (T1)
PVC - Committed Information Rate (CIR)
4 kbps
8 kbps
16 kbps
32 kbps
56 kbps
64 kbps
96 kbps
128 kbps
192 kbps
256 kbps
512 kbps
768 kbps
1024 kbps
Protocol Charge:
IP
SNA
* MDNS Site Backup
Dial Backup Gateway
ISDN Site Backup Connectivity (1B+D)
ISDN Site Backup Connectivity (2B+D)
ISDN Site Backup Connectivity (2 - 2B+D)
MDNS Transport: OTC for net new sites above commencement date counts
56 kbps & below
Greater than 56 kbps
ISDN as part of the MDNS Install

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Network Unit Rates (cont.)	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
MANAGED FRAME
Standard Site Management Charge:	*	*	*	*	*	*	*	*	*	*	*
Frame Transport
56 kbps
64 kbps
128 kbps
192 kbps
256 kbps
512 kbps
768 kbps
1544 kbps (T1)
Frame Burst Express
PVC - Committed Information Rate (CIR)
4 kbps
8 kbps
16 kbps
32kbps
64 kbps
128 kbps
256 kbps
384 kbps
512 kbps
768 kbps
1024 kbps
Manged Frame Site Backup
ISDN Site Backup Connectivity (1B+D)
ISDN Site Backup Connectivity (2B+D)
Manged Frame Relay Access
Per month/per mileage adder for circuits over 19 miles
- Only to new circuits added after Commencement Date
- Not applicable to individually priced point-to-point and host circuits
AGNS SNA Management
SNA Packet Charge Peak (per Kilobyte packet)
SNA Packet Charge Off Peak (per Kilobyte packet)
SNA Transport * circuits individually priced	(See Attachment C-4(a))
AGNS Internetworking 1.1
Site Connectivity Charge
56 kbps
128 kbps
Leased Line Services
Site Management Charge
Leased Line Services - circuits individually priced			(See Attachment C-4(a))
Host Circuits
Circuits individually priced	(See Attachment C-4(a))

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Network Unit Rates (cont.)	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Data - Dial Services
Transport
AGNS Remote Dial - # of hours	*	*	*	*
Customer Provided Connection Services
Site Services Charge-Shared Circuit Mgmt/Intercorp. PVC					*	*	*	*	*	*	*
Site Services Charge-Customer Provided End to End
Virtual Private Network
Site Charges:
VPN Site Tunnel Management Charge “Class A”
VPN Site Tunnel and Hardware Management “Class B”
VPN Site Tunnel/Circuit Management “Class C”
Direct Internet Access (DIA)Transport
DSL
56 kbps
128 kbps
192 kbps
256 kbps
384 kbps
512 kbps
768 kbps
1544 kbps (T1)
3 X T-1
DS-3
15Mps
VPN Back-up
ISDN Back-up
VPN Transport Access Charge
Per month/per mileage adder for circuits over 19 miles
- Only to new circuits added after Commencement Date
- Not applicable to individually priced point-to-point and host circuits
Customer Disaster Recovery Testing
Per Successful Test
Web Conferencing Services
Per minute usage
Local Area Network
Per Fully Supported Port
LAN IMAC Charge (after the first 200)
Local Director Management (per device includes Web devices)

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Network Unit Rates (cont.)	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Web Infrastructure Services
Checkpoint Firewall	*	*	*	*	*	*	*	*	*	*	*
Standalone PIX Firewall by Device
PIX Blade
IDS Blade
CSM Blade
SSL Blades
Router Blade
Router Devices
Voice Management Services
Voice Port Charges
Voice IMAC*
Premium Voice IMAC	(See T&M Rates in Schedule C)
Audio * Conferencing Services
Per minute based on feature set	(See Attachment C-4(b))
Voice Transport (per *)
Interstate
- On to On
- On to Off
- Off to Off
- Dedicated 800
- Switched 800

Intrastate On to On

Intrastate On to Off		See Attachment C-4(c) for all Voice Transport Rates

Intrastate Off to Off

Intrastate Dedicated 800

Intrastate Switched 800

International Outbound

International Dedicated 800

Calling Card
- Per *
- Per *
Directory Assistance

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

EXHIBIT C-5:  EQUIFAX IRELAND PRICING TABLES (IN EUROS)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Operations	*	*	*	*	*	*	*	*	*	*	*

TOTAL FIXED SERVICE CHARGES (MONTHLY)

Midrange Services Unit Rates

	*	*	*	*	*	*	*	*	*	*	*
Servers
MSRU	*	*	*	*	*	*	*	*	*	*	*

Customer Service Center Services Unit Rates

	*	*	*	*	*	*	*	*	*	*	*
Customer Service Center
(£ *)

Desktop Unit Rates

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Desktop Services
Support Cost	*	*	*	*	*	*	*	*	*	*	*
Cost per Desktop IMAC
Cost per Premium Desktop IMAC

US Fixed Charges
2003-6 mo
	*	*	*	*	*	*	*	*	*	*

*

2013-6 mo	TOTAL

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

EXHIBIT C-6:  Variable Service * Resource * Definitions

This Exhibit C-6 sets forth a description of the various Resource Categories, including methods for calculating Resource Units.  The “Applicability Table” in Section 6 of this Exhibit C-6 specifies when a Resource Category and its applicable Resource Units apply to Equifax U.S., Equifax Canada, Equifax U.K., Equifax Spain, or (v) Equifax Ireland.

For purposes of determining the Variable Service Charges, the Resource Units set forth in this Exhibit C-6 will be measured, tracked and reported on a monthly basis.

The following definitions are applicable to this Exhibit C-6:

a.  “First Day Counts” means the number of Resource Units that are operational and supported by IBM (e.g., excluding spares) on the first day of the applicable month (except with regard to August 2003, in which case the number of Resource Units will be counted on the 7th day of August, instead of the 1st day).  It is a method of counting Applicable Monthly RUs that is used for certain Resource Categories.  Thus, for applicable Resource Categories, a Resource Unit that is operational on the first day of a given month will be included in determining the Applicable Monthly Resource Units for such month, even if such Resource Unit is * during that month.  However, if a Resource Unit is not installed, activated or operational until after the * of the particular month, such Resource Unit will not be included in determining that month’s Applicable Monthly RUs.

b.  “Partial RUs” means a method of counting Resource Units for tracking, reporting and charging purposes that allows for partial, or fractional, Resource Units (e.g., 3.5, or 0.255), as opposed to rounding Resource Units to the nearest whole number.  The extent of the precision used to calculate partial, or fractional, Resource Units (e.g., using either 3.5, 3.48, or 3.481) will be determined based on the Parties’ practices prior to the Commencement Date, unless otherwise agreed by the Parties.  For Resource Categories measured in Partial RUs, the PxQ Calculation will be rounded to the nearest whole number for purposes of billing.

c. * “” means a * where an * or portion thereof operates as a * under the control of an *.  A * that is either * or may have more than one *.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

1

1.	MAINFRAME PLATFORM

	1.1	* CPU Minutes

	1.2	* Application *

	1.3	* Application *

	1.4	Manual Tape Mount

	1.5	Manual Tape Volume

	1.6	Tape GB Transferred (VTS)

	1.7	Automated Tape Mounts

	1.8	Automated Tape Volumes

	1.9	Off-site Tape Storage

	1.10	Print *

	1.11	Print *

2.	MIDRANGE PLATFORM

	2.1	Midrange Server Resource Units Resource Category.

	2.2	* Images

	2.3	* Systems FTPs

	2.4	Web Hosting *

	2.5	Attached Storage

	2.6	Direct Attached Storage

	2.7	Midrange Hardware Monthly Capital Expenditure

3.	SERVICE DESK TICKETS

4.	NETWORK SERVICES

	4.1	Wide Area Network (“WAN”) Resource Categories

	4.2	Local Area Network (“LAN”)

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

2

	4.3	Web Infrastructure Services Resource Categories

	4.4	Voice Services Resource Categories

5.	Desktop Services

	5.1	Desktop User Support

	5.2	Desktop IMACs

6.	Applicability Table

3

1.             MAINFRAME PLATFORM

This Section sets forth the Resource Categories and Resource Units applicable to the Mainframe Platform.

1.1          * CPU Minutes

(a)                                  “ * CPU Minutes” is a Resource Category.  Resource * for this category will be measured as the aggregate number of * CPU minutes ( * to and quoted in terms of equivalent model * minutes), utilized by IBM to run Applications Software

(b)                                 * CPU Minutes includes resource * related to the following:

(i)                                     application minutes;

(ii)                                  customer ID * minutes;

(iii)                               all minutes associated with data base management system and transaction system address spaces (e.g., * );

(iv)                              application driven backup minutes

(v)                                 TSO applications; and

(vi)                              application development and maintenance minutes.

(c)                                  * CPU Minutes excludes resource * attributable to “ *,” which includes resource usage associated with the following:

(i)                                     CPU outage or unavailability;

(ii)                                  CPU wait time;

(iii)                               CPU uncaptured time;

(iv)                              System level work, such as system operations, support and administrative personnel * ;

(v)                                 IBM caused lost batch * ;

(vi)                              the following system services, including products with different names providing equivalent functionality:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

4

(A)                              Basic operating system components ( * );

(B)                                System performance monitoring, capacity management, resource usage and billing data collection tools ( * ),

(I)                                    including processing related to the following MICs categories for Equifax U.S.:

(1)                                  * ;

(2)                                  * ;

(3)                                  * ;

(4)                                  * ;

(5)                                  * ;

(6)                                  * ;

(7)                                  * ;

(8)                                  * ;

(9)                                  * ;

(10)                            * ;

(11)                            * ;

(12)                            * ;

(13)                            * ;

(14)                            * ;

(15)                            * ;

(16)                            * ;

(17)                            * ;

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

5

(18)                            * ;

(19)                            * ; and

(II)                                For Equifax U.K., based on * Resource Groups, which include:

(1)                                  * (UNCPU)

(2)                                  * (SYSTEM_1)

(3)                                  * (SYSTC_1)

(4)                                  * (HK_BAT_H_1)

(5)                                  * (HK_BAT_M_1)

(6)                                  * (STCHI_1)

(7)                                  * (STCHIMED_1)

(8)                                  * (STCMED_1)

(C)                                IBM system operation and support tools ( * );

(D)                               IBM host-based network operations, support, access methods, and standard system print drivers ( * ); and

(E)                                 IBM system-managed storage tools ( * ).

(d)                                 Depending on the Country Location, IBM * CPU resource * will be measured either (i) during “All Times,” without distinction between * and *, or (ii) separately between * and *, in either case using the * or other mutually agreeable substitutes.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

6

(i)                                     * CPU minutes: Regular – means the hours from * hours to * hours Monday through Sunday, including Holidays.  *  equals one RU. This Resource Category is measured in * RUs.

(ii)                                  Prime Time * CPU minutes: Prime Time - means the hours from * hours to * hours, local time zone, * through *, including *.  equals one RU. This Resource Category is measured in * RUs.

(iii)                               Non-prime Time Application CPU minutes: Non-prime Time - means the hours from * hours to * hours, local time zone, * through *, and from * at * hours through * at * hours, Eastern time zone, including *. equals * RU. This Resource Category is measured in * RUs.

1.2          * Application DASD

(a)                                  “ * Application DASD” is a Resource Category.  Resource * for this category will be based on the * number of * application * of DASD allocated for storage of Equifax data related to Applications Software running on a mainframe host processor (“Application * ”).  In the UK and Spain, resource * for this category will be based on the * number of * application * of DASD allocated for storage of Equifax data related to Applications Software running on a mainframe and midrange host processor.

(b)                                 * Application GBs will be measured * using the * and * facilities or other mutually agreeable substitutes.

(i)                                     Application * will include:

(A)                              application space,

(B)                                Equifax employee space,

(C)                                temporary data sets,

(D)                               * DASD space,

(E)                                 application recovery logs/data sets, and

(F)                                 application development and maintenance space.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

7

(ii)                                  * Application * will exclude “Storage Systems Overhead,” which is storage used for CPU Systems Overhead, including storage attributable to:

(A)                              spare volumes,

(B)                                unallocated or “free” space,

(C)                                system product libraries,

(D)                               catalogs,

(E)                                 * control data sets *, DASD used for technology migration,

(F)                                 SORT and WORK (pools used for system temporary data sets),

(G)                                system space (page and swap space, spool space, system parameter and control data sets, error analysis space, etc.), and

(H)                               system operation, support and administration data sets (scheduler, * system maintenance and error analysis, * console logs, contract measurement and billing, system monitors, system service machine space, etc.).

(c)                                  The number of Applicable * RUs will be calculated pursuant to the following formula:

Applicable * RUs = * of * allocated Application * in applicable *, divided by * in applicable *

(d)                                 The data collection of * Application * will be done on a * basis.  * Application * of * equals * RU. This Resource Category is measured in * RUs in order to determine the * amount of Application *.

1.3          * Application DASD

(a)                                  “ * Application DASD” is a Resource Category.  Resource * for this category will be based on the * application * of DASD allocated for storage of Equifax data related to Applications Software running on a mainframe host processor (“Application * ”).

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

8

(b)                                 * Application * will be measured * using the * and * facilities or other mutually agreeable substitutes.

(i)                                     * Application * will include:

(A)                              application space,

(B)                                Equifax employee space,

(C)                                temporary data sets,

(D)                               * DASD space,

(E)                                 application recovery logs/data sets, and

(F)                                 application development and maintenance space.

(ii)                                  * Application * will exclude “Storage Systems Overhead,” which is storage used for CPU Systems Overhead, including storage attributable to:

(A)                              spare volumes,

(B)                                unallocated or “free” space,

(C)                                system product libraries,

(D)                               catalogs,

(E)                                 * control data sets, *, DASD used for technology migration,

(F)                                 SORT and WORK (pools used for system temporary data sets),

(G)                                system space (page and swap space, spool space, system parameter and control data sets, error analysis space, etc.), and

(H)                               system operation, support and administration data sets (scheduler, *, system maintenance and error analysis, *, console logs, contract measurement and billing, system monitors, system service machine space, etc.).

(c)                                  The number of Applicable * RUs will be calculated pursuant to the following formula:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

9

* Applicable * RUs = * allocated Application  * in applicable *

(d)                                 The data collection of Application GBs will be done on a  * basis.  * Application  * of  * equals * RU. This Resource Category is measured in  * RUs in order to determine the  * amount of Application *.

1.4          Manual Tape *

(a)                                  “Manual Tape * ” is a Resource Category.  Resource * for this category will be measured as the * of tape * performed * by IBM that is necessary to run the Applications Software.  Manual tape * are * for each application job name or user ID that invoked the tape * and include:

(i)                                     applications specific * ;

(ii)                                  application and user managed backups, journals and archives;

(iii)                               tape correspondence; and

(iv)                              application development and maintenance tape *.

(b)                                 Manual tape * resource * will be measured using the System Measurement Facility (SMF) Type * records, and * or a future equivalent.

(c)                                  Manual Tape * Resource Units will exclude manual tape * used by IBM for Storage Systems Overhead, including to (i) measure and calculate Equifax’s resource * ; (ii) to perform IBM billing functions, capacity planning studies, or reruns that are due to the fault of IBM; (iii)  (iv) perform tape initializations; (v) tape * to support system services, operations, maintenance, and administration; and (vi) system managed periodic full storage volume and incremental storage volume backups.

(d)                                 * equals one RU.

1.5          Manual Tape Volume

(a)                                  “Manual Tape * ” is a Resource Category.  Resource * for this category will be measured as the actual tape volumes used by IBM that are necessary to run the Applications Software. A tape volume is a physical tape or cartridge that has a unique volume *.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

10

(b)                                 Manual tape volume resource * will be measured using the System Measurement Facility (SMF) Type * records, and * or a future equivalent.

(c)                                  Manual Tape Volume Resource Units will exclude manual tape volumes used by IBM for Storage Systems Overhead, including to (i) measure and calculate Equifax’s resource * ; (ii) to perform IBM billing functions, capacity planning studies, or reruns that are due to the fault of IBM; (iii)  (iv) perform tape initializations; (v) tape volumes to support system services, operations, maintenance, and administration; and (vi) system managed periodic full storage volume and incremental storage volume backups.

(d)                                 * equals one RU.

1.6          Tape * Transferred (VTS)

(a)                                  “Tape * Transferred (VTS)” is a Resource Category.  Resource * for this category will be measured as the aggregate number of * data transferred between tape drive devices and mainframe CPU processors (both to and from) that is necessary to run the Applications Software.  Tape * Transferred is counted for each job name or user id which invoked the data transfer, and includes:

(i)                                     Application specified data; and

(ii)                                  Application and user managed backups, journals and archives.

(b)                                 Tape * Transferred (VTS) Resource Units will not include * of transferred data related to Storage Systems Overhead, including: catalogs, system space (system parameter and control data sets, and error analysis space); and system operation, support and administration data sets (scheduler, system maintenance and error analysis, console logs, contract measurement and billing, system monitors, and system service machine space).

(c)                                  Utilization of Tape * Transferred will be measured using the System Measurement Facility (SMF) and EREP log records and will reflect the number of * transferred at the channel (e.g., * ) from the mainframe CPU processors.

(d)                                 * equals one RU.  This Resource Category is measured in * RUs.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

11

(e)                                  This Resource Category is not tracked or measured as of the Effective Date.  To enable a common resource unit across all geographies, IBM intends to measure the * of transferred data during the Transition Period.  Upon completion of this measurement period, the resource Unit Price will be set to reflect  a “price * ” result to Equifax relative to the VTS * under Automated Tape * (Section 1.5 below), as mutually agreed by the Parties.

1.7          Automated Tape *

(a)                                  “Automated Tape * ” is a Resource Category.  Resource usage for this category will be measured as the total number of automated * performed by IBM that is necessary to run the Applications Software, including VTS.

(b)                                 Resource Units for Automated * will exclude * related to Storage Systems Overhead, including the following: catalogs, system space (system parameter and control data sets, and error analysis space); and system operation, support and administration data sets (scheduler, system maintenance and error analysis, console logs, contract measurement and billing, system monitors, and system service machine space).

(c)                                  Automated Tape * will be measured using the System Measurement Facility (SMF) Type * records and * or a future equivalent.  * equals * RU.

(d)                                 To enable a common resource unit across all geographies, IBM intends to migrate from an automated * RU to an automated * RU.  A Tape Volume is a physical tape or cartridge that has a * volume *.  IBM will perform a measurement of the Automated Tape volumes, excluding those for VTS, during the Transition Period.  Upon completion of the measurement period, the resource Unit Price will be reset to reflect tape volumes.  Such resetting, in combination with the resetting described in Section 1.4 above, will be “price * ” to Equifax, as mutually agreed by the Parties.

(e)                                  * equals one RU.

1.8          Automated Tape Volumes

(a)                                  “Automated Tape Volumes” is a Resource Category.  Resource * for this category will be measured as the actual tape volumes used by IBM that are necessary to run the Applications Software. A tape volume is a physical tape or cartridge that has a * volume *.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

12

(b)                                 Resource Units for Automated Tape Volumes will exclude tape volumes related to Storage Systems Overhead, including the following: catalogs, system space (system parameter and control data sets, and error analysis space); and system operation, support and administration data sets (scheduler, system maintenance and error analysis, console logs, contract measurement and billing, system monitors, and system service machine space).

(c)                                  Automated Tape Volumes will be measured using the System Measurement Facility (SMF) Type * records and * or a future equivalent. * automated * equals one RU.

(d)                                 * equals one RU.

1.9          Off-site Tape Storage

(a)                                  “Off-site Tape Storage” is a Resource Category.  Resource * for this category will be measured as the number of * by IBM in an off-site storage facility with a * or * utilized by Equifax, excluding * attributable to Storage Systems Overhead.

(b)                                 Tape stored off-site will be measured using Tape Management System reporting records and shall include total * from both the Mainframe Platform and the Midrange Platform.

The first * utilized in the Midrange Platform during each * will not be included as a billable Resource Unit for purposes of calculating the Applicable * RUs for such *.

(c)                                  * equals one RU.

1.10        Print KLOP

(a)                                  “Print KLOP” is a Resource Category.  Resource * for this category will be measured as the aggregate number of lines of printed output related to mainframe processing that is produced by IBM for Equifax .

(b)                                 Print utilization will be measured using the SMF/RMF and * facilities or other mutually agreeable substitutes.

(c)                                  * equal one RU.  This Resource Category is measured in * RUs.

1.11        Print Impressions

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

13

(a)                                  Resource * for this category will be measured as the total number of impressions produced by IBM for Equifax during the applicable measurement period.

(b)                                 * equals one RU.

2.             MIDRANGE PLATFORM

Section 2 sets forth the Resource Categories and Resource Units applicable to the Midrange Platform.

2.1          Midrange Server Resource Units Resource Category.

(a)                                  “Midrange Server Resource Units” or “MSRUs” is a Resource Category.  MSRUs are used to provide the * mechanism for * IBM for supporting midrange Server Images.

(b)                                 MSRUs are applicable only to Server Images that are “General Midrange Servers” (as defined in Schedule A) (“MSRU Server Images”), and exclude, for example, Server Images of the following types:  Enterprise Servers, * Servers, Parallel System Servers, and any Enabling Devices.  An MSRU for a Midrange Server Image is calculated using a formula that is based on the following factors:  (i) Operating System Factor, (ii) Environment Factor, and (iii) Complexity Factor.

(c)                                  Specifically, the “Operating System Factor” accounts for differences in operating systems (e.g., UNIX, NT) on an MSRU Server Image; the “Environment Factor” differentiates between development, test, and production MSRU Server Images; and the “Complexity Factor” accounts for differences in complexity associated with supporting an MSRU Server Image.

(d)                                 * equals one RU.  The MSRU attributable to each MSRU Server Image is calculated using the following formula, and can be represented in * RUs:

MSRU = *

(e)                                  The Applicable * RUs for this Resource Category is the * of MSRUs calculated for each of the MSRU Server Images based on * Counts, subject to the * described in Schedule C.

The following tables are used to calculate MSRUs:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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Operating System *

Operation System	*
*	*

Environment *

Environment	*
*	*

*

* Factor	*
*	*

* The “ * ” category for a particular MSRU Server Image will be reasonably determined by the Parties.  Except as expressly stated in the table above, Server Images that cross multiple usage categories will be assigned a * corresponding to the * category with the *. IBM will give consideration to * MSRUs where possible in *.

2.2          * Images

(a)                                  “ * Image” is a Resource Category.  Resource * for this category will be measured as the aggregate number of Server Images in the * environment.  * equals one RU.  Applicable * RUs will be determined based on * Counts.

2.3          * Systems FTPs

(a)                                  “ * Systems FTP” is a Resource Category.  Resource * for this category will be measured as the number of “FTPs” pre-authorized by

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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Equifax and required to support the * Systems.  An “FTP” is a level of effort equal to that provided by each person supporting the * Systems as of the Effective Date.  As of the Commencement Date, there will be * Systems FTP Resource Units that are deemed to be preauthorized by Equifax. IBM will not increase or decrease the number of FTPs during the Term without first obtaining Equifax approval. The parties will meet periodically to assess whether the scope of the support for the * Systems has increased or decreased and will determine whether an increase or decrease in FTPs is warranted.

(b)                                 * equals one RU.  The Parties may mutually determine that a “partial RU” (i.e., a person working to support the * Systems on less than a full time basis) is applicable for this Resource Category.

2.4          Web Hosting *

(a)                                  “Web Hosting * ” is a Resource Category.  Resource * for this category will be * performing production application support and configuration management for Web Hosting.

(b)                                 * equals one RU.  This Resource Category is measured in * RUs.

2.5          Attached Storage

(a)                                  “Attached Storage” is a Resource Category.  Resource * for this category will be measured as the number of installed * of disk storage that is attached externally to servers in the Midrange Platform, including either direct attached or, if applicable, using SAN (storage area network) technology.

(b)                                 Attached Storage will be measured using standard reporting tools or other mutually agreeable substitutes.

(c)                                  * equals one Resource Unit. Applicable Monthly RUs will be determined based on * Counts.

2.6          Direct Attached Storage

(a)                                  “Direct Attached Storage” is a Resource Category.  Resource * for this category will be measured as the number of installed * of disk storage that are directly attached externally to computing devices in the Midrange Platform.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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(b)                                 Direct Attached Storage will be measured using standard reporting tools or other mutually agreeable substitutes.

(c)                                  * equals one Resource Unit. Applicable Monthly RUs will be determined based on * Counts.

2.7          Midrange Hardware * Capital Expenditure.

(i)                                     “Midrange Hardware * Capital Expenditures” is a Resource Category for Midrange server hardware provided by IBM following the Commencement Date (i.e., this Resource Category excludes servers that are part of Equifax’s existing equipment prior to the Commencement Date, and servers that Equifax chooses to procure directly through third parties and not through IBM).  Midrange hardware equipment will be charged as per the following:

(ii)                                  The * for any server acquisition ( * Acquisition * ) will equal the following, for * beginning with the acquisition:

 *

Where “P” = the * for that *, where the amount of * equals the * of the * for servers and * (including all associated peripheral equipment), * (when procured with hardware), applicable * (but excluding * ), freight and, if applicable, the original equipment manufacturers’ * for such *.

Where “i” = * at the relevant time of Bank of *.  The Bank of * can be found at *.  This * used will be the effective * on the first business day of the month in which the hardware was purchased; and

“xx” is equal to personal property taxes of 0%.

Each * acquisition will use the same “i” for the entire * period.

3.             SERVICE DESK TICKETS

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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This Section 3 sets forth the Resource Categories and Resource Units applicable to the Service Desk supporting Equifax U.S.

(a)                                  “Service Desk Ticket” is a Resource Category.  Resource usage in this category will be measured by the number of requests for services or assistance received by IBM’s Service Desk that result in a * ticket being opened.  Requests for services or assistance may be received electronically or by telephone.

(b)                                 Service Desk Tickets will exclude the following:

(i)                                     status calls (regardless of whether or not the status call results in the generation of a ticket) including calls to the Service Desk regarding the status of orders, requests, or problems;

(ii)                                  calls from Equifax support groups or third parties to coordinate the provision of services by Equifax, IBM and such third parties including calls to obtain clarification or more information about calls that have been escalated, or generally to discuss technical or operational matters at the “technician to technician” level;

(iii)                               calls from IBM personnel; and

(iv)                              user calls that result in the re-opening of a ticket or the opening of a second or subsequent ticket for the same matter (including multiple users calling regarding the same matter, or the same user calling multiple times about the same matter).

(c)                                  * equals one Resource Unit.

4.             NETWORK SERVICES

This Section 4 sets forth the Resource Categories and Resource Units applicable to the Network Service Tower.

4.1          Wide Area Network (“WAN”) Resource Categories

Each of the WAN solutions provided by IBM has various Resource Categories, including categories that relate to site management, circuits and connections, bandwidth, and back-up connections, among others.  The specific WAN Resource Categories and Resource Units are described below.

(a)                                  * Managed Data Network Services

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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* Managed Data Network Services * are fully managed WAN frame relay services provided by *.  The following Resource Categories are associated with IBM’s provision of * :

(i)                                     Managed Access Connection

(A)                              Resource * in this category will be measured as the quantity of “Managed Access Connections,” which are the frame relay connections that connect all Equifax-authorized locations, except the *, *, *, *, *, *, and * campuses (“Authorized Locations”), to the *.

(B)                                * equals one RU.  Applicable * RUs will be determined based on * Counts.

(C)                                As set forth in the Pricing Exhibits, there are different Unit Prices applicable to this Resource Category depending on the associated port speed.  As such, there are separate PxQ Calculations for this Resource Category that multiply each different * Unit Rate (the “P”) to the applicable number of Resource Units utilizing that particular * (the “Q”).  Where indicated below, this principle is applied similarly to other Resource Categories that have multiple Unit Prices based on a particular *.

(ii)                                  Permanent Virtual Circuit (PVC)

(A)                              Resource usage in this category will be measured as the quantity of “Permanent Virtual Circuits,” or “PVCs,” provided through * Managed Data Network Services.

(B)                                * equals one RU.  Applicable * RUs will be determined based on * Counts.

(C)                                As set forth in the Pricing Exhibits, there are different Unit Prices applicable to this Resource Category depending on the associated *.

(iii)                               Protocol

(A)                              Resource * in this category will be measured as the quantity of * (e.g., * and

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

19

*, as listed in the Pricing Exhibits) associated with Managed Access Connections.

(B)                                * equals one RU.  Applicable * RUs will be determined based on * Counts.

(C)                                The * of Applicable * RUs for each * protocol will be * the applicable protocol’s Unit Rate for purposes of determining Variable Service *.

(iv)                              * Site Backup

(A)                              Resource * in this category will be measured as the quantity of backup connections to individual Managed Access Connections utilizing either the * dial backup gateway or ISDN site backup connectivity that are provisioned to an Equifax authorized service location for purposes of providing backup connectivity to the frame relay access circuit.  These * also include associated *.

(B)                                * equals one RU.  Applicable Monthly RUs will be determined based on * Counts.

(C)                                As set forth in the Pricing Exhibits, there are different Unit Prices applicable to this Resource Category depending on the * and * of * that are backing up a Managed Access Connection (i.e., * ).

(v)                                 MDNS Transport * (Only Applies if Service Is Requested * )

(A)                              If Equifax requests IBM to install a Managed Access Connection or an * site backup connection at any Authorized Location, IBM will charge Equifax a separate * for each new managed access connection and for each new * site backup connection installed during the applicable *. This * is not a *.

(B)                                Resource * for this category will be measured as the quantity of newly installed Managed Access Connections

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

20

and newly installed * site backup connections at a new site.

(C)                                * equals one RU.

(D)                               As set forth in the Pricing Exhibits, there are different * applicable to the new managed access connection and the new * site backup connection.

(b)                                 Managed Frame Relay

Managed frame relay is a frame relay service connecting to an Authorized Location.  The following Resource Categories are associated with IBM’s provision of managed frame relay services:

(i)                                     Standard Site Management

(A)                              Resource * in this category will be measured as the quantity of individual frame relay connections connecting the Authorized Locations with the frame relay backbone.  This includes management of connections to a * ( class, its functional equivalent, or below) or a * (greater than * class or its functional equivalent), including * CS/DS.  The * is based on the current * as set forth in Schedule E.   In the event of a substantial change to such *, IBM and Equifax agree to equitably adjust the charges to reflect the new *.

(B)                                * equals one RU.  Applicable * RUs will be determined based on * Counts.

(ii)                                  Frame Transport

(A)                              Resource * for this category will be measured as the quantity of  ports connecting Authorized Locations that are operated within the managed frame relay network.

(B)                                * equals one RU.  Applicable * RUs will be determined based on * Counts.

(C)                                As set forth in the Pricing Exhibits, there are different Unit Prices applicable to this Resource Unit depending on the associated *.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

21

(iii)                               Managed Frame Relay Access

(A)                              As set forth in the Pricing Exhibits, there is an incremental “Managed Frame Relay Access” * for managed frame relay connections that measure * between an Authorized Location and the applicable POP (“point of presence”).  The incremental * is assessed per * on each * above the first * (e.g., if the connection is * long, only * are subject to the incremental * ).  There will be no Managed Frame Relay Access * for connections that are less than *.

Notwithstanding the foregoing, the Managed Frame Relay Access * will not be applicable to managed frame relay connections resulting from the *, as outlined in *, of any connection for: * Managed Data Network Services, * SNA Management, * Internetworking 1.1, Leased Line Services, Host Circuits or Customer Provided Connection Services which are active on the Commencement Date.

(iv)                              Permanent Virtual Circuit (PVC)

(A)                              Resource * for this category will be measured as the * of “Permanent Virtual Circuits (PVCs)” that are operated within the managed frame relay network.

(B)                                * equals one RU.  Applicable * RUs will be determined based on * Counts.

(C)                                As set forth in the Pricing Exhibits, there are different Unit Prices applicable to this Resource Unit depending on the associated *.

(v)                                 Managed Frame Relay Site Backup

(A)                              Resource * for this category will be measured as the * of backup connections to an individual managed frame relay Authorized Location utilizing either Analog Dial Backup or ISDN Site Backup Connectivity that are provisioned to an Equifax authorized service location for purposes of providing backup connectivity to the frame relay access circuit.  The above * includes *.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

22

(B)                                * equals one RU.  Applicable * RUs will be determined based on * Counts.

(C)                                As set forth in the Pricing Exhibits, there are different Unit Prices applicable to this Resource Category depending on the * and * of * that are backing up a managed frame relay connection (i.e., one analog circuit, * ).

(c)                                  Managed Frame Relay (PVC, Backup Inclusive)

Managed frame relay is the monitoring and management of a frame relay connected to an Authorized Location.  The following Resource Categories are associated with IBM’s provision of managed frame relay services:

(i)            Standard Site Relay Frame Relay Management

(A)          Resource * in this category will be measured as the * and * of individual frame relay connections, initial PVC and ISDN backup connectivity (including * )

(B)                                * equals one RU.  Applicable * RU’s will be determined based on * Counts.

(C)                                As set forth in the Pricing Exhibits, there are different Unit Prices applicable to this Resource Category depending on the * and * of *.

(ii)           Permanent Virtual Circuit

(A)                              Resource * for this category will be measured as the * of “Permanent Virtual Circuits (PVCs)” that are operated within the managed frame relay network that are * those installed as a part of the initial standard site frame relay management connection.

(B)                                * equals one RU.  Applicable * RUs will be de-termined based on * Counts.

(C)                                As set forth in Pricing * Exhibits, there are different Unit Prices applicable to this Resource Unit depending on the associated *.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

23

(iii)          Standard Frame Relay Installation. (Only Applies if Service Is Re-quested by * )

(A)                              If * requests IBM to install a Managed Frame Relay, (PVC , Backup Inclusive) connection at any Authorized * Location, IBM will charge Equifax a separate * for each new managed access connection and for each new * site backup connection installed during the applicable *. This * is not a *.

(B)                                Resource * for this category will be measured as the * of newly installed Managed Frame Relay, (PVC , Backup Inclusive) connections at a new site.

(C)                                * equals one RU.

(D)                               As set forth in Pricing Exhibit, there are different * applicable to the new Managed Frame Relay, (PVC, Backup Inclusive) connections.

(d)                                 * SNA Management

The following Resource Categories are associated with IBM’s provision of * SNA management services:

(i)                                     SNA Packet *

(A)                              Resource * for this category will be measured as the quantity of * of SNA packets carried via the * SNA network during the hours from 0800 hours to * hours, Eastern Time zone, * through *, excluding *, as specified by *. If any portion of the session occurs during such hours, all of the resource use for that session will be included in this SNA Packet ( * ) measurement and excluded from the SNA Packet (Off- * ) measurement.

(B)                                * equals one RU.

(ii)                                  SNA Packet ( * )

(A)                              Resource * for this category will be measured as the quantity of * of SNA packets carried via the * SNA network during the hours from  * hours to  * hours, Eastern Time zone,  * through *,

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

24

and from  * at  * hours through  * at * hours, Eastern Time zone, and including *, as specified by *.

(B)                                * equals one RU.

(iii)                               SNA Transport

SNA Transport * specified in Attachment C-4(a) to Exhibit C-4. For new circuits which are not listed in such attachment and for which a list price is generally available for the circuit, including the requisite individual components (i.e. customer end equipment (CSU/DSU), customer-end demarc extension and cabling materials, customer-end Local Exchange Carrier circuit component, inter-exchange carrier component, host-end Local Exchange Carrier circuit component, host-end demarc extension and cabling materials and host end Equipment (CSU/DSU)), * will be equal to *. For new circuits which are not listed in Attachment C-4(a) to Exhibit C-4 and for which no list price is generally available for the total circuit, including the requisite individual components (i.e. customer end equipment (CSU/DSU), customer end demarc extension and cabling materials, Customer end Local Exchange Carrier circuit component, inter-exchange carrier component, Host end Local Exchange Carrier circuit component, Host end demarc extension and cabling materials and host end Equipment (CSU/DSU), IBM will offer a price equal to * percent. Not all new circuits will require all requisite components. In that event * will exclude those components from * calculation. IBM will provide Equifax with documentation in its proposal for new circuits documenting which approach was taken in the preparation of * and the supporting detail on the component cost where possible from the underlying circuit provider.

(e)           * Internetworking 1.1

(i)                                     * Internetworking 1.1 is a Resource Category.  It is a fully managed private IP service provided by *. Resource * for this category will be measured as the quantity of Authorized Locations utilizing this service.

(ii)                                  * equals one RU.  Applicable * RUs will be determined based on * Counts.

(f)                                    Leased Line Services

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

25

The following Resource Categories are associated with IBM’s provision of leased line services:

(i)                                     Leased Line Site Management

(A)                              Resource * for this category will be measured as the number of dedicated leased line connections at authorized Equifax locations.  The site management * includes management and associated maintenance at an authorized Equifax location.

(B)                                * dedicated * equals one RU.  * RUs will be determined based on * Counts.

(ii)                                  Leased Line Transport

Leased Line Transport * specified in Attachment C-4(a) of Exhibit C-4 are for the individual, circuits listed in such attachment.  For new circuits which are not listed in Attachment C-4(a) and for which a list price is generally available for the circuit, including the requisite individual components (i.e. customer end equipment (CSU/DSU), customer-end demarc extension and cabling materials, customer-end Local Exchange Carrier circuit component, inter-exchange carrier component, host-end Local Exchange Carrier circuit component, host-end demarc extension and cabling materials and host end Equipment (CSU/DSU)), * will be equal to * percent. For new circuits which are not listed in Attachment C-4(a) and for which no list price is generally available for the total circuit, including the requisite individual components (i.e. customer end equipment (CSU/DSU), customer end demarc extension and cabling materials, Customer end Local Exchange Carrier circuit component, inter-exchange carrier component, Host end Local Exchange Carrier circuit component, Host end demarc extension & cabling materials and host end Equipment (CSU/DSU), IBM will offer a price equal to * percent. Not all new circuits will require all requisite components. In that event * will exclude those components from the * calculation. IBM will provide Equifax with documentation in its proposal for new circuits documenting which approach was taken in the preparation of * and the supporting detail on the component cost where possible from the underlying circuit provider.

(g)                                 Host Circuits

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

26

(i)                                     Resource * for this category will be measured as the * of host circuits connecting the * campus to the wide area network using managed frame relay services.

(ii)                                  * equals one RU.  Applicable * RUs will be determined based on * Counts.

(iii)                               As set forth in the Pricing Exhibits, there are different Unit Prices applicable to this Resource Unit depending on the *.

(h)                                 Data – Dial Services

(i)                                     * Remote Dial Connection

(A)                              “ * Remote Dial Connection” is a Resource Category.  Resource * for this category will be measured as the number of hours used by an authorized Equifax user connected through the * using the *.

(B)                                * equals one RU.  This Resource Category is measured in * RUs.

(i)                                     Homeworkers Line Rental

(i)                                     * Telephone Line Rental for homeworkers.

(A)                              Resource * for this category will be measured as the * of * (authorized Equifax * ) connected through a * Network dedicated telephone line.

(B)                                * equals one RU.

(ii)                                  * ISDN Line Rental for homeworkers

(A)                              Resource * for this category will be measured as the * of * (authorized Equifax * ) connected through a * Network a dedicated ISDN line.

(B)                                * equals one RU.

(j)                                     * Provided Connection Services

The following Resource Categories are associated with IBM’s provision of services related to connections provided by Equifax * and

27

other Equifax-authorized third * and monitored and/or managed by IBM:

(i)                                     Site Services * – Shared Circuit Management / Intercorporate PVCs

(A)                              Resource usage for this category will be measured as the * of * circuits / intercorporate PVCs over Equifax * infrastructure, to an Authorized Location.

(B)                                * equals one RU.  Applicable * RUs will be determined based on * Counts.

(ii)                                  Site Services * - End to End *

(A)                              Resource * for this category will be measured as the * of * circuits.

(B)                                * equals one RU.  Applicable * RUs will be determined based on * Counts.

(k)                                  Virtual Private Network Services

The following Resource Categories are associated with IBM’s provision of virtual private network (“VPN”) services:

(i)                                     VPN Site Tunnel Management

(A)                              Resource * for this category will be measured as the number of Authorized Locations with VPN service where the third party provides the hardware, circuit and, if required, any backup (“VPN Class A Site”).  VPN Class A Sites are determined based upon the network uniqueness of remote, Internet routable, peering IP addresses.  A VPN Class A Site will be included in the Applicable Monthly RUs as long as the VPN Class A Site and its associated IP addresses are defined in the router.  The * include management of the tunnels to a single site where * provides the hardware, circuit and any backup.

(B)                                * equals one RU.  Applicable * RUs will be determined based on * Counts.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

28

(ii)                                  VPN Site Tunnel and Hardware Management (Equifax or IBM provided hardware and hardware maintenance; Customer provided circuit)

(A)                              Resource * for this category will be measured as the number of Authorized Locations with VPN services where * provides the circuit and IBM or Equifax provides the hardware and, if required any backup (“VPN Class B Site”). VPN Class B Sites are determined based upon the network uniqueness of remote, Internet routable, peering IP addresses.  A VPN Class B Site will be included in the Applicable * RUs as long as the VPN Class B Site and its associated IP addresses are defined in the router. The * include management of the tunnels to a single site and associated hardware management and maintenance. The * is based on the current * of * (, its functional equivalent, or below) to * (greater than * or its functional equivalent) as set forth in *. In the event of a substantial change to such *, IBM and Equifax agree to equitably adjust the * to reflect the new *.

(B)                                * equals one RU.  Applicable * RUs will be determined based on * Counts.

(iii)                               VPN Site Tunnel/Hardware/Circuit Management (Equifax or IBM provided hardware, hardware maintenance and circuit)

(A)                              Resource * for this category will be measured as the number of Authorized Locations with VPN service where IBM or Equifax provides the circuit, hardware and any backup(“VPN Class C Site,” and together with VPN Class A Sites and VPN Class C Sites, the “VPN Sites”). VPN Class C Sites are determined based upon the network uniqueness of remote, Internet routable, peering IP addresses.  A VPN Class C Site will be included in the Applicable * RUs as long as the VPN Class C Site and its associated IP addresses are defined in the router. The * include management of the tunnels to a single site, associated hardware management and maintenance. The * is based on the current * of * (, its functional equivalent, or below) to  * (greater than  * or its functional

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

29

equivalent) as set forth in *. In the event of a substantial change to such *, IBM and Equifax agree to equitably adjust the * to reflect the new *.

(B)                                * equals one RU.  Applicable * RUs will be determined based on * Counts.

(iv)                              DIA (Dedicated Internet Access) Transport

(A)                              Resource * for this category will be measured as the quantity of dedicated Internet access connections.

(B)                                * equals one RU.  Applicable * RUs will be determined based on * Counts.

(C)                                As set forth in the Pricing Exhibits, there are different Unit Prices applicable to this Resource Unit depending on the *.

(v)                                 Virtual Private Network ISDN Back-up

(A)                              Resource * for this category will be measured as the * of * backup connections to a VPN Site. The * includes *.

(B)                                * equals one RU.  Applicable * RUs will be determined based on * Counts.

(vi)                              Managed VPN Access

(A)                              As set forth in the Pricing Exhibits, there is an incremental “Managed VPN Access” * for VPN connections that measure more than * between an Authorized Location and the applicable point of presence (POP).  The incremental * is assessed per * on each * above the first * (e.g., if the connection is *, only * are subject to the incremental * ).  There will be no Managed VPN Access * for connections that are less than * long. Notwithstanding the foregoing, the Managed VPN Access * will not be applicable to managed VPN connections resulting from the *, of any connection for:  * Managed Data

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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Network Services, * SNA Management, * Internetworking 1.1, Leased Line Services, Host Circuits or Customer Provided Connection Services which are included in the * Counts on the Commencement Date.

(l)                                     Equifax Customer Disaster Recovery Testing

(i)                                     “Equifax Customer Disaster Recovery Testing” is a Resource Category.  Resource * for this category will be measured as the number of Equifax customer network disaster recovery tests conducted requiring IBM support. Network disaster recovery tests that are unsuccessful due to IBM’s failure to perform its responsibilities set forth in this Agreement shall not be considered a Resource Unit for purposes of counting Applicable * RUs. The Equifax customer network disaster recovery * includes IBM support for network disaster recovery testing for Equifax customer network connections as part of an Equifax customer disaster recovery test. This support shall include shipping the router, configuring the router, conducting the test and retrieving the router.

(ii)                                  * equals one RU.

(m)                               Web Conferencing Services

(i)                                     “Web Conferencing Services” is a Resource Category.  Resource * for this category will be measured as the * by Equifax to connect to the web conferencing service.

(ii)                                  * equals one RU.  This Resource Category is measured in * RUs.

4.2          Local Area Network (“LAN”)

The following Resource Categories are associated with IBM’s provision of LAN services:

(a)                                  LAN Port

(i)                                     Resource * for this category will be measured as the * of LAN ports supported by IBM that are located at Equifax locations, excluding LAN ports located at “LAN Hourly Support Sites” (defined below).  LAN Port * include the costs associated with LAN and MAN (e.g. NMLI support) services,

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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including maintenance, but shall exclude all * associated with *, LAN * and * for the * of the LAN *.

(ii)                                  * equals one RU.  Applicable * RUs will be determined based on * Counts.

(b)                                 LAN Port Site Hourly Support

Resource * for this category will be measured as the * to perform on-site support services on LAN ports at LAN Hourly Support Sites.  The “LAN Hourly Support Sites” are: * and the business unit at *. Support services are for * and are exclusive of * and *, which are retained by Equifax.

(i)                                     * equals one RU.  This Resource Category is measured in * RUs.

(ii)                                  For purposes of clarity, any time required by IBM to travel to or from a LAN Hourly Support Site will be excluded from the calculation of Resource Units.

(c)                                  LAN MAC

(i)                                     LAN MACs

(A)                              “LAN MACs” is a Resource Category.  “LAN MAC” means an Equifax-directed move, add or change of network LAN services.

(B)                                * equals one Resource Unit, subject to the provisions of this Section 4.2(c), including the LAN MAC Counting Rules.

(C)                                A LAN MAC includes:

(I)                                    the end-to-end implementation (including * but excluding * ) of such move, add or change within IBM’s scope of responsibility for the affected equipment and related peripherals, and

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

32

(II)                                the associated system and infrastructure changes within IBM’s scope of responsibility that may be required as a result of such move, add or change (e.g., software changes, moves/adds/changes to LAN switching hardware or software, database changes and partitioning), including performance of those activities described in Schedule A.

(D)                               LAN MACs do not include the following:

(I)                                    Any “Horizontal” cabling (wiring closet to location) requiring drilling or boring, including the connections required on either end of the cabling,

(II)                                The cable from the wall plate to the user equipment, and

(III)                            Activity performed during * or *, per Equifax request, where Equifax provided less than *.  These activities will be charged at the * rates specified in Exhibit C-10 for *.

(E)                                 LAN MACs may be bundled into a Project LAN MAC at Equifax’s discretion.

(I)                                    IBM will provide pricing offers for Project LAN MACs as requested, where such pricing will reflect cost advantages obtained from bundling the work and receiving advance notice of the work to be performed.

(II)                                Equifax will provide * days advance notice to IBM of the work to be performed. If such advance notice is not provided, Equifax will be charged according to the * rates specified in Exhibit C-10 for *.

(ii)                                  Non-Chargeable LAN Activities

The following activities are not separately chargeable to Equifax, and therefore are not counted as Resource Units:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

33

(A)          The first * LAN MACs in the U.S. and the first * LAN MACs in the U.K./Ireland in any given calendar month, as counted pursuant to the rules provided in Section4.2(c)(iii) below.  However, the Parties will reasonably discuss making an equitable increase to the number of LAN MACs that are not chargeable to Equifax U.K., if it is determined during the first * months after the Commencement Date that Equifax personnel transferred to IBM are performing significantly more than * per month.

(B)           Soft MACs. “Soft MAC” means any move, add, or change reasonably implementable, or actually implemented, primarily through remote electronic means, including any incidental follow-up or verification (e.g., remote enabling or distribution of software or data to voice or LAN equipment);

(C)           Moves, adds, removals or other change related activities carried out pursuant to IBM’s performance of problem management Services;

(D)          Moves, adds, removals or other changes of equipment, software, or services, other than as expressly defined as “LAN MACs” for which IBM is responsible for performing as part of the Services;

(E)           Any IBM-directed moves, adds, removals or changes for IBM personnel (including subcontractors);

(F)           Any moves, adds, removals or changes directed by third-party network providers or other third parties IBM is obligated to manage under the Agreement; and

(G)           Updating switch/hub software, i.e.: multiport vLAN changes, or adding a route to a routing module in wiring closets.

(H)          LAN MACs counted pursuant to Section 4.2 (c) (iii) below that are performed as a part of the transition/transformation activities set forth in Schedule I.

(iii)          LAN MAC Counting Rules

 * equals one RU, subject to the following rules:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

34

(A)          Inclusion of End-to-end Scope.  With respect to any particular network technology asset, a single LAN MAC includes all activities related to completion of the move, add, or change , including determining requirements, procurement, generating work orders, scheduling, testing, asset management and quality assurance;  Accordingly, each LAN MAC request and its fulfillment, to the extent otherwise chargeable to Equifax as a LAN MAC, may be counted only as a single LAN MAC, as applicable.

(B)           Multiple MACs.  If Equifax requests up to 5 individual MAC activities that are to be performed at the same site/location during a * , the fulfillment of such activities will constitute only one MAC;

(C)           Multiple MAC Requests. Multiple MAC Requests totaling more than * individual MAC activities for a single site/location * will comprise a project and may result in * ; and

(D)          Move.  To the extent any relocation of a network technology asset is chargeable to Equifax as a LAN MAC, such relocation shall only constitute a single LAN MAC as long as the removal and reinstallation occur during a single uninterrupted work effort.

(iv)          Examples:

(A)          In a move, the removal of a network technology asset from an existing work area, and the reinstallation of network technology asset in the new work area, constitute one LAN MAC only if the removal and reinstallation were to occur as a single uninterrupted work effort (i.e., in the same approximate timeframe at the request of Equifax).

(B)           In a move of a person from one workstation to another, a LAN MAC would only be counted if the port in the old location were to be deactivated, or the port in the new workstation were to be activated.  If both ports were active and left that way, no LAN MAC would be counted.

(C)           A LAN port is reported as not working.  If it was required to be active and supposed to be included in current * for service * , but out of order, no MAC will be counted.  However, if the port was supposed to have been inactive, and therefore not part of the then-current port

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

35

count, but needs to be activated, the “Add” will be counted as * LAN MAC Resource Unit.

(D)          A reconfiguration of a patch panel in a wiring closet that supports Equifax users at an Equifax site that is required as a result of a * request by Equifax for * or more moves or installations of Desktop PCs and/or LAN equipment attached to the same premises wire will be counted as * LAN MAC.

(E)           physical or logical installation or removal of * supported card.

(F)           physical installation/removal of a data communications component.

(G)           Switch move.

(H)          Each physical installation/removal of a Hub.

(I)            Hub move.

(J)            Configuration change of data communications equipment (modem, DSU, Hub, Router or Switch).

(v)           Local Director

(A)          Resource * for this category will be measured as the * of LAN local directors.

(B)           * equals one RU.  Applicable * RUs will be determined based on First Day Counts.

4.3          Web Infrastructure Services Resource Categories

The following Resource Categories are associated with IBM’s provision of Web infrastructure services.

(a)           * Firewall Images

(i)            Resource * for this category will be measured as the number of * Firewall images.

(ii)           * equals one RU.  Applicable * RUs will be determined based on * Counts.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

36

(b)           * Firewalls

(i)            Resource * for this category will be measured as the number of * Firewalls devices.

(ii)           * equals one RU.  Applicable * RUs will be determined based on * Counts.

(c)           * Switches

(i)            Resource * for this category will be measured as the quantity of * Switches.  As set forth in the Pricing Exhibits, there are different Unit Prices applicable to this Resource Unit depending on the category of * switch, as set forth below:

(A)          * Blade

(B)           * Blade

(C)           * Blade

(D)          * Blade

(E)           * Blade

(ii)           * equals one RU. Applicable * RUs will be determined based on First Day Counts.

(d)           Web Infrastructure Routers

(i)            Resource * for this category will be measured as the * of Router devices used to support web infrastructure Services (“Web Infrastructure Routers”).

(ii)           Web Infrastructure Routers exclude all routers used for any purpose besides support of Equifax’s web infrastructure.

(iii)          * equals one RU.  Applicable * RUs will be determined based on * Counts

4.4          Voice Services Resource Categories

(a)           Voice Management Services

The following Resource Categories are associated with IBM’s provision of Voice Management Services.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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(i)            Voice Ports

“Voice Ports” is a Resource Category.

(A)          “Voice Ports” mean an equipped * port installed for use by Equifax personnel and authorized by Equifax and for which Equifax requests that IBM provide standard voice network Services.

(B)           * equals one RU.  Applicable * RUs will be determined based on * Counts.

(ii)           Voice MAC

(A)          Voice MACs

(I)            “Voice MAC” is a Resource Category. * Resource Unit for this Resource Category shall be equal to * , subject to the provisions of this Section 4.4(a)(ii) and the Voice MAC Counting Rules.  “Voice MAC” means an Equifax user-directed move, add or change, of a telephone handset (either PBX or Centrex) or fax machine that is authorized by Equifax.  A Voice MAC includes without limitation:

(1)           the end-to-end implementation (including * but excluding * ) of such move, add or change for the affected equipment and related peripherals, and

(2)           the associated system and infrastructure changes within IBM’s scope of responsibility that may be required as a result of such move, add or change (e.g., software changes, moves/adds/changes to PBX or Centrex hardware or software, database changes, partitioning), including

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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performance of those activities described in Schedule A.

(II)           Voice MACs do not include the following:

(1)           any “Horizontal” cabling (wiring closet to location) requiring drilling or boring, including the connectors required on either end of the cabling,

(2)           the cable from the wall plate to the user equipment,

(3)           activity performed during weekend or after hours per Equifax request, where Equifax provided less than five business days’ advance notice, and

(4)           Voice MACs shall not include any Soft MACs or repair activities.

(III)         Voice MACs may be bundled into a Project Voice MAC at Equifax’s discretion.

(1)           IBM will provide pricing offers for Project LAN MACs as requested, where such pricing will reflect cost advantages obtained from bundling the work and receiving advance notice of the work to be performed.

(IV)         Equifax will provide * days advance notice to IBM of the work to be performed.

(B)           Non-Chargeable Voice Activities:

The following activities are not separately chargeable to Equifax as part of the Voice MAC * , and therefore are not counted as Resource Units:

(I)            Voice MACs. The first 50 Voice MACs in any given calendar month, as counted pursuant to the Voice MAC Counting Rules below;

(II)           Soft MACs “Soft MAC” means any move, add, or change reasonably implementable, or actually

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

39

implemented, primarily through remote electronic means, including any incidental follow-up or;

(III)         Moves, adds, removals or other changes related activities carried out pursuant to IBM’s performance of problem management Services;

(IV)         Moves, adds, removals or other changes of equipment, software, or services, other than as expressly defined, for which IBM is responsible for performing as part of the Services;

(V)           Any IBM-directed moves, adds, removals or changes for IBM personnel (including subcontractors);

(VI)         Any moves, adds, removals or changes directed by third-party network providers or other third parties IBM is obligated to manage under the Agreement;

(C)           Voice MAC counting rules

The following rules shall apply to counting Voice MAC Resource Units:

(I)            Inclusion of End-to-end Scope.  With respect to any particular technology asset, a single Voice MAC includes all activities related to the MAC, including determining requirements, procurement, generating work orders, scheduling, setup/staging, delivery, transfer of local data, testing, user orientation, asset management and quality assurance.  Accordingly, each Voice MAC request and its fulfillment, to the extent otherwise chargeable to Equifax as a Voice MAC, may be counted only as * Voice MAC, as applicable.

(II)           Multiple MACs.  If Equifax requests up to 5 individual MAC services that are to be performed at the same site/location during a * , the fulfillment of such activities will constitute only * MAC.

(III)         Multiple MAC Requests. Multiple MAC Requests totaling more than * individual MAC activities for

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

40

a single site/location * will comprise a project and may result in * .

(IV)         Replacements.  To the extent otherwise chargeable to Equifax as a Voice MAC, the replacement of a telephone handset (either PBX or Centrex) or fax machine that occurs at the same site shall constitute a Voice MAC.

(V)           Moves.  To the extent any move of a technology asset is chargeable to Equifax as a Voice MAC, such move shall constitute a single Voice MAC.  For example, if an Equifax employee is moved, the removal of that employee’s existing telephone handset from the existing work area, and the placement of a telephone handset in the employee’s new work area, will constitute one Voice MAC as long as the removal and reinstallation occur within * of each other.

Examples

(1)           The installation of the new handset or machine and/or removal of the existing handset or machine shall constitute * Voice MAC.

(2)           A request to move * people, that affects * telephone sets would require * Voice MACs.  However, if these people were at the same site, and the move could be performed within an * of the moves would be treated as one MAC for purposes of counting Resource Units utilized, and the remaining * moves would be treated as a * Voice MAC.

(3)           A handset is reported faulty and a replacement is delivered.  No Voice MAC will be counted.  However, if a handset upgrade is requested, a Voice MAC will be counted.

(4)           reconfiguration of a patch panel in a wiring closet supporting Equifax End Users at an

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

41

Equifax location that is (i) required as a result of * request by Equifax for * or more installations or moves of telephone handsets and (ii) performed by IBM under this Agreement, is counted as * Voice MAC.

(b)           Audio Conferencing Minutes

(i)            “Audio Conferencing Minutes” is a Resource Category.  Resource * for this category will be measured as the * minutes used for Audio Conferencing and is further based on features specified in the Pricing Exhibits to Schedule C.

(ii)           For purposes of measuring * for this Resource Category and all other Resource Categories below (except Voice Transport Directory Assistance), the * will begin when the call is answered.

(iii)          * equals one RU. This Resource Category is measured in * RUs.

(iv)          As set forth in the Pricing Exhibits, there are different Unit Prices applicable to this Resource Unit depending on the category of call.

(c)           Voice Transport

The following Resource Categories are associated with IBM’s provision of voice transport services. The voice features included in IBM’s voice services are set forth in Attachment C- 6 (a).

(i)            Voice Transport Interstate

(A)          Resource usage for this category will be measured as the * of minutes * for Voice Transport Interstate calls.

(B)           * equals one RU.  This Resource Category is measured in * RUs.

(C)           As set forth in the Pricing Exhibits, there are different Unit Prices applicable to this Resource Unit depending on the category of call.

(ii)           Voice Transport Intrastate

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

42

(A)          Resource * for this category will be measured as the * of minutes * for Voice Transport Intrastate calls.

(B)           * of * equals one RU. This Resource Category is measured in * RUs.

(C)           As set forth in the Pricing Exhibits, there are different Unit Prices applicable to this Resource Unit depending on the category of call.

(iii)          Voice Transport - International Outbound

(A)          Resource * for this category will be measured as the * of minutes * for Voice Transport International Outbound calls associated with US-originating calls to other countries.

(B)           * equals one RU. This Resource Category is measured in * RUs.

(C)           As set forth in the Pricing Exhibits, there are different Unit Prices applicable to this Resource Unit depending on the * of the * .

(iv)          Voice Transport - International Dedicated 800

(A)          Resource usage for this category will be measured as the * of minutes * for Voice Transport International Dedicated 800 calls associated with inbound 800 calls originating outside the US and terminating on dedicated 800 trunks.

(B)           * of * equals one RU. This Resource Category is measured in * RUs.

(v)           Voice Transport - Calling Card

(A)          “Voice Transport – Calling Card Calls”

(I)            Resource * for this category will be measured as the * of * made by Equifax that use a calling card (“Calling Card Call”) to access the IBM voice network.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

43

(B)           * equals one RU. This Resource Category is measured in * RUs.

(C)           “Voice Transport — Calling Card Minutes”

(I)            Resource * for this category will be measured as the * of minutes of * Calling Card Calls (“Calling Card Minutes”).

(II)           * equals one RU. This Resource Category is measured in * RUs.

(vi)          Voice Transport Directory Assistance

(A)          Resource * for this category will be measured as the * of*for directory assistance through the network services provided by IBM.

(B)           * equals one RU.

(d)           Voice Transport UK and Ireland

The Telephone Calls * incorporates minutes used by the following services for Equifax in the UK and Ireland.  The following Resource Categories are associated with IBM’s provision of the Telephone Calls* :

(i)            BT Inbound Calls (UK)

(A)          Resource * in this category will be measured as the * of minutes * on the * Inbound (0870) service.

(B)           * equals one RU.  This Resource Category is measured in * RU’s.

(ii)           Concert Inbound Calls (UK to Ireland)

(A)          Resource * in this category will be measured as the * of minutes * on the Concert Inbound (0800 / 0845 / 0870) services.

(B)           * equals one RU.  This Resource Category is measured in * RU’s.

(iii)          * Inbound Calls (UK)

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

44

(A)          Resource * in this category will be measured as the * of minutes * on the * Inbound (0800 / 0845 / 0870) services.

(B)           equals one RU.  This Resource Category is measured in RU’s..

(iv)          Outbound Calls

(A)          Resource in this category will be measured as the of minutes on the Outbound (International / National / Local / Directory Assistance) service.

(B)           * equals one RU.  This Resource Category is measured in * RU’s.*

(v)           * Outbound Calls

(A)          Resource in this category will be measured as the of minutes on the Outbound (International / National / Local / Directory Assistance) service.

(B)           *

* equals one RU*

*

*

* .  This Resource Category is measured in RU’s.

(vi)          Concert Outbound Calls

(A)          Resource * in this category will be measured as the * of minutes * on the Concert Outbound service.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

45

(B)           * equals one RU.  This Resource Category is measured in * RU’s.

(vii)         * Outbound Mobile Calls

(A)          Resource * in this category will be measured as the * of minutes to UK mobile providers on the * outbound service.

(B)           * equals one RU.  This Resource Category is measured in * RU’s.

(viii)        * Outbound Mobile Calls

(A)          Resource * in this category will be measured as the * of minutes to a * UK mobile provider on the * Outbound service.

(B)           * equals one RU.  This Resource Category is measured in * RU’s.

5.             DESKTOP SERVICES

5.1   Desktop User Support

(a)           “Desktop User Support” is a Resource Category.

(b)           Resource * in this category will be measured as the * of Desktop PCs at an Equifax location that are serviced by IBM. For purposes of this Resource Category, Desktop PCs shall mean both desktops and laptops which each include no more than one email user ID. For example, an individual that has both a desktop and a laptop will be considered to have* . In addition, an individual that has a desktop with * email user * will be considered to have* ; provided, however, that if an individual has an additional “view” on another user’s id (e.g., an administrative assistant on a supervisor’s Desktop PC), such additional view will not be * as a * Desktop PC.

(c)           * equals one RU. Applicable * RUs will be determined based on * Counts.

5.2   Desktop IMACs

(a)           “Desktop IMACs” is a Resource Category.  “Desktop IMAC” means an Equifax-directed install, de-install, move, add or change of a Desktop PC

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

46

(or a component of a Desktop PC) performed at an in-scope Equifax location.

(b)           * equals one Resource Unit, subject to the provisions of this Section 5.2 (c), including the Desktop IMAC Counting Rules.

(c)           A Desktop IMAC includes:

(i)            the end-to-end implementation (* but) of such move, add or change within IBM’s scope of responsibility for the affected equipment and related peripherals.

(ii)           Desktop IMACs do not include the following:

(iii)          The cable from the wall plate to the user equipment,

(iv)          Activity performed during * or, per Equifax request, where Equifax provided less than * days’ advance notice.  Under these circumstances, these activities will be charged per RU* .

(d)           Desktop IMACs may be bundled into a Project Desktop IMAC at Equifax’s discretion.

(i)            IBM will provide pricing offers for Project Desktop IMACs as requested, where such pricing will reflect cost advantages obtained from bundling the work and receiving advance notice of the work to be performed.

(ii)           Equifax will provide * days advance notice to IBM of the work to be performed under project Desktop IMACs where such work is greater than * IMACs.

(e)           Non-Chargeable Desktop Activities

The following activities are not separately chargeable to Equifax, and therefore are not counted as Resource Units:

(i)            Soft IMACs;

(ii)           Moves, adds, removals or other change related activities carried out pursuant to IBM’s performance of problem management Services;

(iii)          Moves, adds, removals or other changes of equipment, software, or services, other than as expressly defined as “Desktop IMACs” for which IBM is responsible for performing as part of the Services;

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

47

(iv)          Any IBM-directed moves, adds, removals or changes for IBM personnel (including subcontractors); and

(v)           Any moves, adds, removals or changes directed by third-party network providers or other third parties IBM is obligated to manage under the Agreement.

(f)            Desktop IMAC Counting Rules

(i)            * equals one RU, subject to the following rules:

(A)          Inclusion of End-to-end Scope.  With respect to any particular Desktop PC, a single Desktop IMAC includes all activities related to completion of the move, add, or change , including determining requirements, procurement, generating work orders, scheduling, testing, asset management and quality assurance.  Accordingly, each Desktop IMAC request and its fulfillment, to the extent otherwise chargeable to Equifax as a Desktop IMAC, may be counted only as a single Desktop IMAC, as applicable;

(B)           Multiple IMACs.  If Equifax requests up to 10 individual IMAC activities that are to be performed at the same site/location during a * Equifax may request a Project Desktop IMAC price given they have provided * days notice to IBM;

(C)           Multiple IMAC Requests. Multiple IMAC Requests totaling more than 20 individual IMAC activities for a single site/location * will comprise a project and may result in* ;

(D)          Move.  To the extent any relocation of a Desktop PC is chargeable to Equifax as a Desktop IMAC, such relocation shall only constitute a single Desktop IMAC as long as the removal and reinstallation occur during a single uninterrupted work effort;

(E)           Replacements.  To the extent otherwise chargeable to Equifax as a Desktop IMAC, the replacement of a Desktop PC that occurs at the same site shall constitute one Desktop IMAC; and

(F)           Desktop PC Components.  IMAC activities with regard to multiple components of the same Desktop PC during the

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

48

same site visit will be counted as one Desktop IMAC activity.

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6.             APPLICABILITY TABLE

(a)           The following table specifies which Resource Categories and their applicable Resource Units are applicable to each of Equifax U.S., Equifax Canada, Equifax U.K., Equifax Spain, and Equifax Ireland. In addition, for certain Resource Categories and applicable Resource Units for such specified Country Locations, there will be a * prior to such Resource Categories and applicable Resource Units* , as mutually agreed by the parties. An asterisk (“* ”) in the table below designates the specified country locations and the associated Resource Category and applicable Resource Units that are not * until * the* .  In some limited cases, the Resource Category and applicable Resource Units will be used as the charging methodology both during and after the* , but an * to the * and/or the * will still be made after the * in accordance with Schedule C and this Exhibit C-6, again as mutually agreed by the Parties. These cases are indicated by a double asterisk (“* * ”) in the table below.

(b)           For Equifax U.K. and Equifax Spain, the adjustments are described in Exhibit C-15.

(c)           For Equifax Canada and Equifax U.S., any adjustments to * and/or * related to applicable Resource Categories will be made such that the * (both already* , and projected to be* ) (“”) will be equal to those that would have been * based on the * set forth in * and the * set forth in * as of the Effective Date ( * “”) (i.e., there will be * “”); provided, however, that the Parties will make * for substantial * in, if required, such that the comparison of * and will be based on similar * of * .  Notwithstanding the foregoing, for * Application DASD for Equifax Canada, there will be an * to the * to achieve * “” only if the * (as determined after the* ) would be * than the * as for substantial * in (i.e., there will be no * to the * if the * on would be less than the* , as change).

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

50

(d)           In addition, for Equifax Canada, resource * for mainframe processing minutes during the * will be based on host CPU minutes (including both “application minutes” and minutes attributable to “system overhead”). At the end of the* , the * for * Application CPU Minutes and * Application CPU Minutes will be * and an * to the * () will be made in accordance with Schedule * and this Exhibit C-6, as mutually agreed by the Parties, to achieve “price * (i.e., * Based on * equaling* ) as described above.

(e)           For Resource Categories with a double asterisk (“* * ”), and for the Equifax Canada host CPU minutes, during each month of the * IBM will * Equifax a * that will be equal to the applicable Unit Prices during that* , multiplied by the * in Exhibit * for such Resource Category.  After the* , if the Parties determine that an * should be made to any of the * or the * that had been * during the* , IBM will * or * Equifax, as the case may be, for any such* .

(f)            For the avoidance of doubt, if no entry is made in the table below, it means the Resource Category and its applicable Resource Units are not applicable to that Country Location.

APPLICABILITY TABLE

	US	Canada	Spain	UK	Ireland
1. MAINFRAME PLATFORM
1.1 (e) (i) Regular Application CPU Minutes			*	*
1.1 (e) (ii) * Application CPU Minutes	*	*
1.1 (e) (iii) * Application CPU Minutes
1.2 * Application DASD
1.3 * Application DASD

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

51

	US	Canada	Spain	UK	Ireland
1.4 Manual *	*	*
1.5 Manual *			*	*
1.6 Tape * Transferred (VTS)
1.7 Automated Tape *
1.8 Automated*
1.9 Off-site Tape Storage
1.10 Print KLOP
1.11 Print Impressions
2. MIDRANGE PLATFORM
2.1 Midrange Server Resource Units Resource Category					*
2.2 * Images
2.3 * Systems FTPs
2.4 Web Hosting*
2.5 Attached Storage
2.6 Direct Attached Storage
2.7 Midrange Hardware * CapitalExpenditure
3. SERVICE DESK TICKETS
4. NETWORK SERVICES
4.1. a * Managed Data Network Services
4.1.b Managed Frame Relay Services
4.1.c Managed Frame Relay (PVC, Backup Inclusive)				*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

52

	US	Canada	Spain	UK	Ireland
4.1.d * SNA Management	*
4.1.e * Internetworking 1.1
4.1.f Leased Line Services
4.1.g Host Circuits
4.1.h Data Dial Services				*
4.1.i Homeworkers Line Rental
4.1.j * Provided Connection Services
4.1.k Virtual Private Network Services
4.1.l Customer Provided Disaster Recovery Testing
4.1.m Web Conferencing Services
4.2 Local Area Network (“LAN”)
4.3 Web Infrastructure Services Resource Categories
4.4 Voice Services Resource Categories
4.4.a Voice MACs
4.4.a Voice Management Services
4.4.b Audio Conferencing Minutes
4.4.c Voice Transport
4.4.d Voice Transport (UK & Ireland)
5. Desktop Services

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

53

	US	Canada	Spain	UK	Ireland
5.1 Desktop Support Services
5.2 Desktop IMACs			*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

54

EXHIBIT C - 7 – PASS-THROUGH EXPENSES

TO

SCHEDULE C – CHARGES

TO

AGREEMENT FOR OPERATIONS SUPPORT SERVICES

BY AND BETWEEN

EQUIFAX INC.

AND

INTERNATIONAL BUSINESS MACHINES CORPORATION

1

The following table sets forth the items that IBM will pay as a Pass-Through Expense in accordance with Section 6.3 of Schedule C. Only those items listed and annotated with “PTE” in the Third Party Contracts column or Third Party Maintenance Contracts column will be paid on a Pass-Through Expense basis.

Country (Equifax)	Vendor	Product Name & Description	Contract Type	Third Party Contracts	Third Party Maintenance Contracts
Canada	*	Maintenance for Call Storage Unit, Additional Call Storage Units and Software Support for Call Accounting	Maintenance and Technical Support Agreement	PTE	PTE
Canada	*	Maintenance for * ; System & Peripheral *	Maintenance Agreement	NA	PTE
Canada	*	Long distance services, including Toll-Free, * DataVPN*	Master Services Agreement	PTE	NA
Canada	*	* Maintenance Service/ Extended Warranty Plan for telecommunications equipment	Master Agreement- Maintenance Service/ Extended Warranty Plan	NA	PTE
Canada	*	* Maintenance Service/ Extended Warranty Plan for telecommunications equipment	Master Agreement- Maintenance Service/ Extended Warranty Plan	NA	PTE
Canada	*	Wireless mobile telephone service	Services Agreement- Corporate Service Agreement Addendum	PTE	NA
Canada	*	Maintenance provided for the *	Services Agreement	NA	PTE
Canada	*	Maintenance for telecommunications equipment	Maintenance Agreement	NA	PTE
Canada	*	Digital Server * Maintenance	Maintenance Agreement	NA	PTE

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

2

Country (Equifax)	Vendor	Product Name & Description	Contract Type	Third Party Contracts	Third Party Maintenance Contracts
Canada	*	* Maintenance	Maintenance Agreement	NA	PTE
Canada	*	* Maintenance	Maintenance Agreement	NA	PTE
Canada	*	* Subscription and consulting services	Master Product Acquisition Agreement	PTE	NA
Canada	*	Maintenance for air conditioning, air filters, and ventilation	Maintenance Agreement	NA	PTE
Canada	*	* Services	Master Agreement	PTE	NA
Canada	*	Maintenance coverage on computer equipment	Master Agreement - Maintenance	NA	PTE
Canada	*	Off-site storage facility		PTE	NA
Canada	*	DSU/CSU or WIC-ENET Card; Router	Services Agreement	PTE	PTE
Canada	*	DSU/CSU or WIC-ENET Card- Internet 10 Access	Services Agreement	PTE	PTE
Software
Canada	*	* Device License	License Agreement	PTE	PTE
Canada	*	*	License Agreement	PTE	PTE
Canada	*	*	Services Agreement (Memorandum of Understanding)	PTE	PTE
Canada	*	Maintenance For: *	Master Agreement	PTE	PTE

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

3

Country (Equifax)	Vendor	Product Name & Description	Contract Type	Third Party Contracts	Third Party Maintenance Contracts
* Maintenance for: * Maintenance for: *
Canada	*	* Support	License Authorization Grant	PTE	PTE
Canada	*	*	Master License Agreement	PTE	PTE
Canada	*	*	License Agreement	PTE	PTE
Canada	*	* Maintenance	Master Agreement- Maintenance	PTE	PTE
Canada	*	*	Master Agreement	PTE	PTE
Canada	*	*	License Agreement	PTE	PTE
Canada	*	* Upgrade for the MVS Operating System and maintenance	License Agreement	PTE	PTE
Canada	*	* Product Support and Update Subscription; Additional Support and Subscription	License Agreement and Master Agreement - Maintenance	PTE	PTE
Canada	*	* Support and Maintenance	Master Agreement- Maintenance	PTE	PTE
Canada	*	Support and maintenance * Development	Maintenance and Support Agreement	PTE	PTE

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

4

Country (Equifax)	Vendor	Product Name & Description	Contract Type	Third Party Contracts	Third Party Maintenance Contracts
Canada	*	Maintenance for: *	Maintenance Agreement	PTE	PTE
Canada	*	*	International Software Agreement	PTE	PTE
Canada	*	* Single Server Plus Maintenance	Maintenance Agreement	PTE	PTE
Canada	*	Support for: *	License Agreement and Maintenance Agreement	PTE	PTE
Canada	*	* Maintenance and * Monitor	Software Product License Agreement	PTE	PTE
Canada	*	* Manager software support	License Agreement	PTE	PTE
US	*	Voice/Data Services	Master Agreement- Services Agreement	PTE (until replaced by IBM Services on or before 6/30/04	NA
US	*	* Mbps- Standard Port; * provided * access; Digital link*	Services Agreement	PTE	NA
US	*	*	Services Agreement	PTE	NA
US	*	*	Services Agreement	PTE	NA

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

5

Country (Equifax)	Vendor	Product Name & Description	Contract Type	Third Party Contracts	Third Party Maintenance Contracts
Agreement
US	*	* Services for Internet connectivity.	Services Agreement	PTE (until replaced by IBM Transport on or before 12/31/05)	NA
US	*	Network connections	Services Agreement	PTE	NA
US	*	*	Services Agreement	PTE (until replaced by IBM Services on or before 12/31/05, except for dial services replaced by Fiberlink or remaining with Sprint. These dial service will remain as PTE)	NA
Global (Naviant)	*	IP LINK	Services Agreement- Internet	PTE	NA
US	*	* Network Services	Services Agreement	PTE	NA
US	*	Equipment maintenance*	Master Agreement	NA	PTE
US	*	Various * Equipment	Master Equipment Lease	PTE	PTE
US	*	Data Dial	Services Agreement	PTE	NA
US	*	*	Services Agreement	PTE	NA
US		Supply Mainframe Tape * [* See Note 1 below table]		PTE	NA
Software
US	*	*	License Agreement	PTE	PTE

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

6

Country (Equifax)	Vendor	Product Name & Description	Contract Type	Third Party Contracts	Third Party Maintenance Contracts
	*	*	Agreement
US	*	*	License Agreement	PTE	PTE
US	*	*	License Agreement	PTE	PTE
US	*	Support * Support	Maintenance Agreement	PTE	PTE
US	*	*	License Agreement	PTE	PTE
US	*	* Support Renewal (including Updates); * Support Renewal;* Support Renewal (including Updates)	Master Agreement	PTE	PTE
US	*	*	License Agreement	PTE	PTE
US	*	* Renewal Core)	License Agreement	PTE	PTE
US	*	*	License Agreement	PTE	PTE

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

7

Country (Equifax)	Vendor	Product Name & Description	Contract Type	Third Party Contracts	Third Party Maintenance Contracts
US	*	*	License and Maintenance AgreementP	PTE	PTE
US	*	*	Software License and Service Agreement	PTE	PTE
US	*	*	License Agreement	PTE	PTE
US	*	*	License Agreement	PTE	PTE
US	*	* Core Technology	Sale, Assignment and License Agreement	PTE	PTE
US	*	* Core Technology	Sale, Sublicense, Assignment and License Agreement	PTE	PTE
US	*	*	License Agreement	PTE	PTE
Global	*	Maintenance *	Master Agreement	PTE	PTE

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

8

Country (Equifax)	Vendor	Product Name & Description	Contract Type	Third Party Contracts	Third Party Maintenance Contracts
US	*	*	License Agreement	PTE	PTE
US	*	*	License Agreement	PTE	PTE
US	*	* Software * Support Software Support Services * *	License Agreement	PTE	PTE
US	*	* Software * Consulting	License Agreement	PTE	PTE
US	*	*	License Agreement	PTE	PTE
US	*	*	License Agreement	PTE	PTE
US	*	General Ledger System and Accounts Receivable	License Agreement	PTE	PTE
US	*	*	License Agreement	NA	PTE
US	*	*	Master Agreement	NA	PTE
US	*	*	License Agreement	PTE	PTE
US	*	Accounts Payable System; Online Data Entry/Inquiry; Special Report Writer	License Agreement	PTE	PTE

UK	*	Network Hardware Maintenance *	Rental Agreement	NA	PTE

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

9

Country (Equifax)	Vendor	Product Name & Description	Contract Type	Third Party Contracts	Third Party Maintenance Contracts
UK	*	Network Hardware Maintenance *	Rental Agreement	NA	PTE
UK	*	Midrange Hardware Maintenance *	Maintenance Agreement	NA	SPLIT PTE PER NOTE 2 BELOW* *
UK	*	Microlan Hardware Maintenance	Maintenance Agreement	NA	SPLIT PTE PER NOTE 2 BELOW* *
UK	*	Midrange File & Print Server Maintenance – London	Maintenance Agreement	NA	SPLIT PTE PER NOTE 2 BELOW* *
UK	*	Midrange File & Print Server Maintenance – Bradford	Maintenance Agreement	NA	SPLIT PTE PER NOTE 2 BELOW* *
UK	*	Midrange Site Hosting Facility	Maintenance Agreement	NA	PTE

Software
UK	*	Network License Rental *		NA	PTE
UK	*	Network Software Maintenance 1) * Information required: 1) Agreement/License no.	Software License & Maintenance	NA	PTE
UK	*	Helpdesk Hardware Maintenance * Helpdesk Support:		NA	PTE

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

10

Country (Equifax)	Vendor	Product Name & Description	Contract Type	Third Party Contracts	Third Party Maintenance Contracts
1. * 2. *
UK	*	Midrange Software Maintenance *	Software License & Maintenance	NA	PTE
UK	*	Midrange Software Maintenance *	Software License & Maintenance	NA	PTE
UK	*	Midrange Software Maintenance *	Software License & Maintenance	NA	PTE through 3/31/04 when IBM is intending to replace, if the software is needed after 3/31/04, the expense is IBM assumed.
UK	*	Midrange Software Maintenance *	Software License & Maintenance	NA	PTE through 3/31/04 when IBM is intending to replace, if the software is needed after 3/31/04, the expense is IBM assumed.
UK	*	Midrange Software Maintenance *	Software License & Maintenance	NA	PTE through 12/31/04 when IBM is intending to replace, if the software is needed after 12/31/03, the expense is IBM assumed.
UK	*	Midrange Software Maintenance *	Software License & Maintenance	NA	PTE
UK	*	Midrange Software Maintenance *	Software License	NA	PTE
UK	*	Midrange Software Maintenance *	Software License & Maintenance	NA	PTE

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

11

Country (Equifax)	Vendor	Product Name & Description	Contract Type	Third Party Contracts	Third Party Maintenance Contracts
UK	*	Midrange Software Maintenance *	Software License & Maintenance	NA	PTE
UK	*	Midrange Software Maintenance *	Software License & Maintenance	NA	PTE
UK	*	Midrange Software Maintenance *	Software License & Maintenance	NA	PTE
UK	*	Midrange Software Maintenance *	Software License & Maintenance	NA	PTE through 12/31/04 when IBM is intending to replace, if the software is needed after 12/31/04, the expense is IBM assumed.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

12

Country (Equifax)	Vendor	Product Name & Description	Contract Type	Third Party Contracts	Third Party Maintenance Contracts
UK	*	Midrange Software Maintenance *	Software License & Maintenance	NA	PTE
UK	*	Midrange Software Maintenance *	Software License & Maintenance	NA	PTE *

Note 1: US Mainframe tape media costs incurred by IBM for Equifax in excess of * per year shall be billed to Equifax by IBM with an * .

* *  Note 2:

a. IBM shall pay * of the charges associated with the * contracts for the * from the Commencement Date to the scheduled completion of * (see Schedule I, Transition/Transformation Plan) in accordance with Schedule I, such payments not to exceed, *

b. If the Transition of the affected project does not occur as scheduled and the delay is not due to the fault of Equifax or its customers, then IBM shall pay the continuing charges associated with the * contracts as applicable. If the Transition of the affected project does not occur as scheduled and the delay is due to the fault of Equifax or its customers, then Equifax shall pay the continuing charges associated with the * contracts as applicable.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

13

EXHIBIT C-8:  TERMINATION CHARGES

Contract Year	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10

ALL TERMINATION CHARGES ARE IN THE LOCAL CURRENCY OF THE COUNTRY LOCATION

Canada (in CND$)
Operations	*	*	*	*	*	*	*
Network

Spain (in EUROS)
Operations

UK (in UK£)
Operations
Network

United States (in US$)
Operations
Network

Ireland (in EUROS)
Operations

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

EXHIBIT C-10:  NEW SERVICES T&M RATES

PART I:  INFRASTRUCTURE SERVICES

The following is a description of some representative skills categories IBM may provide on an hourly rate basis as set forth in Schedule C:

1.  A project manager is an experienced individual who provides leadership to the technical team assigned to the project, organizes the effort required, establishes the staffing requirements and manages the staff and project budget.  A project manager typically has seven to ten years of practical experience in the technical field.

2.  A programmer is an experienced programmer with skills in the appropriate software environment to size, evaluate, design and program system and application software and projects and typically has three to five years of practical experience in the technical field.

3.  A senior technician is an experienced technician who has skills in either hardware, software or local area network management and administration, as required, and who may be responsible for installing, configuring, troubleshooting and supporting end user equipment and end user software products.  A senior technician typically has three to five years of practical experience in the technical field.

4.  An administrator or technician is responsible for general support services or assisting senior technicians or programmers in performing project tasks.  An administrator or technician typically has one year or more of practical experience in the required field.

5.  A junior administrator or junior technician is responsible for assisting in general support services provided by administrative or junior technician personnel in performing project tasks.  Typically this is a non-exempt position for personnel with one year or less of practical experience in the required field.

Skill Category	* Hourly Rate 2003 *	* Hourly Rate 2003 *	* Hourly Rate 2003*	* Hourly Rate 2003 *
1. Project Manager	*	*	*	*
2. Programmer
3. Senior Technician
4. Administrator or Technician
5. Junior Administrator or Junior Technician

The hourly rates set forth in the table above are subject to Economic Change Adjustment in accordance with Section 9.1 of Schedule C. The inflation sensitivity factor is * . The deflation sensitivity factor is * .

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

1

PART II*

INDIA

TYPE	LEVEL DESCRIPTION		EXPERIENCE	HOURLY RATE
*	Tier 1	*	*	*
Tier 2
Tier 3
Tier 4

*	Tier 1
Tier 2
Tier 3
Tier 4

Definitions

*

These rates apply to * Resources performing * .

These rates do not include:

* staffing where applicable

* resource staffing where applicable

Additional * which will be addressed via individual Statements of Work.

Travel * costs

All * for normal or after hour support

* required to support unique project requirements

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

2

*

*

* to achieve *

* work will be performed at * during normal business hours. Normal business hours are * a.m. to * p.m. local time * through * , excluding bank holidays.

* will be performed * facility cost to Equifax (aside from hardware, software or connectivity costs which will be billed separately).  Pricing *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

3

Skillsets

IBM can provide the skillsets listed on the table below under the proposed rates presented in this rate card.

Databases	*
Mainframe
Groupware/Middleware
Operating Systems
Web Technologies
Languages
Package Skills (excepting any functional skills)
Others
Testing Tools

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

4

EXHIBIT C-11:  RESOURCE BASELINES (EQUIFAX CANADA)

	Canada Mainframe Services Monthly Baselines
	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Host CPU
CPU *(000)- Prime	*	*	*	*	*	*	*	*	*	*	*
CPU *(000) - Non Prime

Peak Application DASD
(*per month)

Tape
Manual Tape*
Tape *Transferred (VTS)
Off-site Tape Storage

Print
Print Impressions

	Midrange Services Monthly Baselines
	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Midrange Server Resource Units
MSRU Baseline	*	*	*	*	*	*	*	*	*	*	*

	Customer Service Center Services Annual Baselines
	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Customer Service Center
Service Desk Tickets	*	*	*	*	*	*	*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

1

Spain

	Mainframe Services Monthly Baselines
	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Mainframe
Regular Application CPU (000’s) minutes	*	*	*	*	*	*	*	*	*	*	*

Allocation DASD
Average Application DASD

Tape
Manual Tape Volume

	Midrange Services Monthly Baselines
	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
MSRU	*	*	*	*	*	*	*	*	*	*	*

Storage
Direct attached Storage

	Desktop Baselines
	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Desktop Baselines
Desktop PC’s	*	*	*	*	*	*	*	*	*	*	*
Desktop IMAC’s

	Customer Service Center Annual Baselines
	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Customer Service Center
Service Desk Ticket	*	*	*	*	*	*	*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

1

	Mainframe Services Annual Baselines
	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Mainframe
Regular Application CPU minutes (000’s)	*	*	*	*	*	*	*	*	*	*	*
Maximum Protected Batch minutes (000’s)
DASD
Average Application DASD
Tape
Manual Tape Volume
Automated Tape Volumes

	Midrange Services Annual Baselines
	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
SRU
MSRU Baseline	*	*	*	*	*	*	*	*	*	*	*

Storage
Direct attached Storage

	Desktop Baselines
	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Desktop Baselines
Desktop User Support	*	*	*	*	*	*	*	*	*	*	*
Desktop IMAC’s

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

1

	Customer Service Center Annual Baselines
	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Customer Service Center

Service Desk Ticket	*	*	*	*	*	*	*	*	*	*	*

	Network Monthly Baselines
	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013

Managed Frame Relay (PVC, Backup Inclusive)
Customer Site 64K+ 16k PVC	*	*	*	*	*	*	*	*	*	*	*

Customer Site 128K + 32k PVC

Customer Site 256K
Customer Site 512K

Customer Site 1024K + 256k PVC

Customer Site 2mb
Customer Site 4mbmb

Permanent Virtual Circuit
16 kbps
24 kbps
32kbps
64 kbps
128 kbps
256 kbps

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

2

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

3

Local Area Network	*
Lan Port

Video Conferencing Services
Cart Based Service
Audio Conferencing Services
Audio Conferencing Minute
Voice Transport (per minute)
Inbound
BT ’Inbound Calls (UK)
0870
Concert Inbound (UK to Ireland)
0800
0845
0870
C&W Inbound Calls (UK)
0800
0845
0870
Outbound
Concert Outbound Calls (Ireland to UK)
BT Outbound
International
National
Local
BT Outbound Mobile Calls
Directory Assistance
C&W Outbound
International
National
Local
C&W Outbound Mobile Calls
Directory Assistance

Homeworkers Line Rental
Bt Telephone line Rental per month

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

4

Bt ISDN Line Rental per month

Remote Access
AT&T hours Dial up

5

RESOURCE BASELINES (EQUIFAX U.S.)

	Mainframe Services Baselines
	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
	Base Year	July - Dec	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Jan - June
Host CPU
Application (000’s) Minutes - Prime ANNUAL	*	*	*	*	*	*	*	*	*	*	*	*
Application (000’s) Minutes - NonPrime ANNUAL

Allocation DASD
Gigabytes (average per month) ANNUAL

Tape
Manual (mounts per month -MONTHLY
Automated/VTS (mounts per month - MONTHLY
Offsite Storage (annual storage slots) ANNUAL

Print
(KLOPs) ANNUAL

	Midrange Services Baselines
	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
	Base Year	July - Dec	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Jan - June
SRU (# Server month)
MSRU Baseline MONTHLY	*	*	*	*	*	*	*	*	*	*	*	*
US Naviant Images MONTHLY
Parallel Systems (FTE’s) ANNUAL
Web Hosting (Hours per Year)

Storage
Attached Storage (gigabytes installed) MONTHLY

	Customer Service Center Services Annual Baselines
	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
	Base Year	Nov - Dec	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Jan - June
Customer Service Center
Mainframe	*	*	*	*	*	*	*	*	*	*	*	*
ADS (Automated Delivery Services)
Total ANNUAL

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

1

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

2

	Network Baseline
	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
	Base Year	July - Dec	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Jan - June
AGNS MDNS (transport, remote site CPE - Router / CSU, and management included)

Management Access Connection Charge (# of connection months)
56 kbps
128 kbps
192 kbps
256 kbps
512 kbps
768 kbps
1544 kbps (T1)
PVC - Committed Information Rate (CIR) (# of PVC months)
4 kbps
8 kbps
16 kbps
32 kbps
56 kbps
64 kbps
96 kbps
128 kbps
192 kbps
256 kbps
512 kbps
768 kbps
1024 kbps

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

3

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

4

Protocol Charge: (# of protocol months)
IP
SNA
AGNS MDNS Site Backup (# of site back-up months)
Dial Backup Gateway (includes analog)
ISDN Site Backup Connectivity (1B+D)
ISDN Site Backup Connectivity (2B+D)
ISDN Site Backup Connectivity (2 - 2B+D)

5

	Network Baselines
	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
	Base Year	July - Dec	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Jan - June
Managed Frame
Standard Site Management Charge: (# of Frame Relay months)
Site Management (All Devices)
Frame Transport (# of Port months)
56 kbps
64 kbps
128 kbps
192 kbps
256 kbps
512 kbps
768 kbps
1544 kbps (T1)
Frame Burst Express
PVC - Committed Information Rate (CIR) (# of PVC months)
4 kbps
8 kbps
16 kbps
32kbps
64 kbps
128 kbps
256 kbps
384 kbps
512 kbps
768 kbps
1024 kbps
768 kbps
1544 kbps (T1)
Manged Frame Site Backup (# of site back-up months)
Analog Dial Backup
ISDN Site Backup Connectivity (1B+D)
ISDN Site Backup Connectivity (2B+D)
AGNS SNA Management
Peak # of Kbytes Transmitted
Off Peak # of Kbytes Transmitted
SNA Transport - circuits individually Priced (Circuit Month)
AGNS Internetworking 1.1 (transport, remote site CPE - Router / CSU, and management included)
Site Connectivity Charge (# of remote site months)
56 kbps
128 kbps
256 kbps
512 kbps
768 kbps
1544 kbps (T1)
Leased Line Services (Circuit Months)
Site Management Charge (# of leased line months)
Transport - circuits individually Priced
Host Circuits
Host circuits individually Priced
128 kbps
1544 kbps (T1)

6

*

Data - Dial Services this is Equifax Only no Authorized Users
Transport
AGNS Remote Dial - # of Hours

Customer Provided Connection Services (# of circuit months)
Site Services Charge-Shared Circuit Mgmt/Intercorp. PVC
Site Services Charge-Customer Provided End to End

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

7

	Network Baselines
	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
	Base Year	July - Dec	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Jan - June
Virtual Private Network (Circuit Months)
Site Charges:
VPN Site Tunnel Management Charge
VPN Site Tunnel and Hardware Management
VPN Site Tunnel/Circuit Management
Direct Internet Access (DIA) Transport
DSL
56 kbps
128 kbps
192 kbps
256 kbps
384 kbps
512 kbps
768 kbps
1544 kbps (T1)
3 X T-1
DS-3
15Mps
VPN Back-up (# of back-up months)
ISDN Back -up		*	*	*	*	*	*	*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

9

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

10

Customer Disaster Recovery Testing
# of tests

Web Conferencing Services
Per minute usage

Local Area Network (Monthly Count)
LAN Support Categroies	—	—	—
# of Ports full Support
# of Hours for “Time and Material” Sites
MAC Charge (per Hard MAC)
Local Director Management (per device includes Web devices)
Cabling Charge (pass thru)

Web Infrastructure Services (Monthly Count)
Checkpoint Firewall
Standalone PIX Firewall by Device
PIX Blade
IDS Blade
CSM Blade
SSL Blades
Router Blade
Router Devices

Internet Transport (Monthly Count)
T1
T3
OC3
OC12

Voice Management Services (Port Months)

11

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

12

Voice Port Charge (# of Port months)
MAC Charge (per MAC definition)
Cabling Charge

Audio Conferecing Services
Per minute based on feature set

Network Baselines

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Home	Base Year	July - Dec	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Full Year	Jan - June
Voice Transport (per minute annual) Note: Excludes Naviant
Interstate
- On to On
- On to Off / Off to On
- Off to Off
- Dedicated 800
- Switched 800
Intrastate & Intralata On to On
- Alabama . . .
Intrastate & Intralata On to Off / Off to On
- Alabama . . .
Intrastate & Intralata Off to Off
- Alabama . . .
Intrastate & Intralata Dedicated 800
- Alabama . . .
Intrastate & Intralata Switched 800
- Alabama . . .
International Outbound
- Albania . . .
International Dedicated 800
- Canada
- United States
Calling Card
- Per Call Surcharge
- Per Minute Surcharge
Directory Assistance # of Calls

13

EXHIBIT C-11:  RESOURCE BASELINES (EQUIFAX IRELAND)

Mainframe Services Annual Baselines
Ireland	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Host CPU
Allocation DASD

	Midrange Services Annual Baselines
	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
SRU
MSRU	*	*	*	*	*	*	*	*	*	*	*

	Desktop Baselines
	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Desktop Baselines
Desktop PC	*	*	*	*	*	*	*	*	*	*	*
IMACS per month	*	*	*	*	*	*	*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

2

EXHIBIT C-12:  Transition Charges

IBM’s Transition Charges will be billed on two different payment structures: monthly Fixed Transition Charges and Milestone Based Transition Charges.

Table 1 shows the Monthly Fixed Transition Charges by Country Location, by calendar year.  Monthly charge amounts will be invoiced in the applicable country each month in accordance with Schedule C (Charges). For example, for Equifax U.S., IBM will invoice Equifax *.

Table 1: Monthly Fixed Transition Charges

		2003		2004	2005	Total

Local Currency (000’s)	Months	*		*	*

United States	*Charges	USD$	*
United States	*Charge	USD$	*

Canada	*Charges	CDN$	*
Canada	*Charge	CDN$	*

United Kingdom	*Charges	£	*

United Kingdom	*Charge	£	*

Spain	*Charges	€	*
Spain	*Charge	€	*

Ireland	*Charges	£	*
Ireland	*Charge	£	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Table 2 shows the Milestone Based Charges, along with their respective target dates.  IBM will invoice Equifax for the amount shown on the target dates set forth below, or, if later, once the applicable milestone completion criteria have been met.  For example, upon meeting the completion criteria for the Delivery of * milestone for Equifax U.S. on January 23, 2004, IBM shall invoice Equifax U.S. *.

Table 2: Milestone Transition Charges

Country	Milestones	Target Date	Completion Criteria	Pricing US $(000’s)	Pricing CDN $(000’s)	Pricing UK £ (000’s)	Pricing Spain €(000’s)
US/UK/CA	*	Jan 23, 2004	*	*	*	*	*
United States		Feb 01, 2004
Global		Feb 01, 2004
United Kingdom/ Spain/ Ireland		May 03, 2004
United Kingdom		June 07, 2004
TOTALS

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

ATTACHMENT C-13(a):  INSIGHT DETAIL

Item Name	Serial Number	Begin Date	End Date	Annual List	List Prorated	Unit Price	Co/PAR	Monthly Amt	Months of Maint	Amt Owed by IBM	Post to EFX Expense	Total
*	*	*	*	*	*	*	*	*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

3

Item Name	Serial Number	Begin Date	End Date	Annual List	List Prorated	Unit Price	Co/PAR	Monthly Amt	Months of Maint	Amt Owed by IBM	Post to EFX Expense	Total
*	*	*	*	*	*	*	*	*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

4

Item Name	Serial Number	Begin Date	End Date	Annual List	List Prorated	Unit Price	Co/PAR	Monthly Amt	Months of Maint	Amt Owed by IBM	Post to EFX Expense	Total
*	*	*	*	*	*	*	*	*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

5

Item Name	Serial Number	Begin Date	End Date	Annual List	List Prorated	Unit Price	Co/PAR	Monthly Amt	Months of Maint	Amt Owed by IBM	Post to EFX Expense	Total
*	*	*	*	*	*	*	*	*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

6

Item Name	Serial Number	Begin Date	End Date	Annual List	List Prorated	Unit Price	Co/PAR	Monthly Amt	Months of Maint	Amt Owed by IBM	Post to EFX Expense	Total
*	*	*	*	*	*	*	*	*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

7

Item Name	Serial Number	Begin Date	End Date	Annual List	List Prorated	Unit Price	Co/PAR	Monthly Amt	Months of Maint	Amt Owed by IBM	Post to EFX Expense	Total
*	*	*	*	*	*	*	*	*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

8

Item Name	Serial Number	Begin Date	End Date	Annual List	List Prorated	Unit Price	Co/PAR	Monthly Amt	Months of Maint	Amt Owed by IBM	Post to EFX Expense	Total
*	*	*	*	*	*	*	*	*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

9

Item Name	Serial Number	Begin Date	End Date	Annual List	List Prorated	Unit Price	Co/PAR	Monthly Amt	Months of Maint	Amt Owed by IBM	Post to EFX Expense	Total
*	*	*	*	*	*	*	*	*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

10

Item Name	Serial Number	Begin Date	End Date	Annual List	List Prorated	Unit Price	Co/PAR	Monthly Amt	Months of Maint	Amt Owed by IBM	Post to EFX Expense	Total
*	*	*	*	*	*	*	*	*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

11

Item Name	Serial Number	Begin Date	End Date	Annual List	List Prorated	Unit Price	Co/PAR	Monthly Amt	Months of Maint	Amt Owed by IBM	Post to EFX Expense	Total
*	*	*	*	*	*	*	*	*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

12

EXHIBIT C-13:  PREPAID EXPENSES

US Supplier	Product	Platform	Licensee	Maint Paid	Maint Start Date	Maint End Date	Reimbursement due from IBM	No Mos
*	*	Mainframe	Equifax	*	05-May-03	*	*	*
		Mainframe	Equifax		22-Jan-03
		Network/Internet	Equifax		See Att. C-13(a)
U.S. TOTAL (in US$):

UK Supplier	Product	Platform	Licensee	Maint Paid	Maint Start	Maint End	Reimbursement due from IBM	No. mos
*	Software	*	Equifax	*	01-Jul-03	*	*	*
	Software		Equifax		01-Jan-03
	Software		Equifax		01-Jan-03
	Software		Equifax		23-Jun-03
	Software		Equifax		01-Jun-03
	Software		Equifax		01-Apr-03
	Software		Equifax		01-Mar-03
	Software		Equifax		01-Jan-03
	Software		Equifax		01-Apr-03
	Software		Equifax		01-May-03
	SW - DCE/TX Series		Equifax		01-Apr-03
	HW - LTO Maint		Equifax		01-Oct-02
	Hardware		Equifax		01-Apr-03
	Hardware		Equifax		01-Jan-03
	HW - Cisco Maint		Equifax		01-Jul-03
	HW - PCs, Laptops, Servers (UK sites)		Equifax		01-Jul-03

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

1

U.K. TOTAL (in UK Pounds Sterling):	*
Datapac TOTAL (in Euros)	Hardware (Wexford site)	Equifax	01-Jun-03
**Items require validation.

SPAIN TOTAL (in EUROS):	*

CANADA TOTAL (in CA$): (See Attachment C-13(b) for details*	*

Note 1:  * has agreed to * of the * for Reimbursement on the * * portion *for the following contracts.

Equifax Identified IBM Portion
*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

2

ATTACHMENT C-13(b):  CANADA PREPAIDS

Supplier	Product	Platform	Licensee	Maint Paid	Billing Frequency	Start Date	End Date	Pro-Rated Monthly Charge	# Months Remaining @ July 31, 2003	IBM to Reimburse	Comment
*	*	*	*	*	*	*	*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

1

EXHIBIT C-14:  FINANCIAL RESPONSIBILITIES MATRICES

1.  Introduction

This Exhibit C-14 sets forth the financial responsibilities, including guiding principles and limitations, for certain activities related to the Services described in Schedule A.  It does so by means of Financial Responsibility Models (“FRMs”) – matrices that map the “FRM Activities” (defined below) against the hardware and software elements comprising the Equifax Group’s IT infrastructure in each of the Country Locations.

Using color-coded matrices, the FRMs depict:

•                  the Span of Elements comprising the IT Infrastructure organized by classification, Country Location and location type;

•                  the FRM Activities applicable to each Span; and

•                  at each intersection of an Element and an FRM Activity, the identification by color code of the party that is financially responsible for that FRM Activity with regard to that Span Element.

Specifically, this Exhibit C-14 is organized as follows:

1.  Introduction

2.  Terminology

3.  FRM Designations

4.  General Principles

5.  Exceptions and Clarifications (by Country Location)

6.  Financial Responsibilities Matrices

2.  Terminology

The following table sets forth the definitions of the various terminologies used in the FRMs and this Exhibit C-14.

Terminology	Definition
Existing Equipment or Software	*
New (Additional) Equipment or Software	*
FRM Activities

Activities defined in this Exhibit and listed in the FRM.  The FRM activities for (i) Existing Equipment or Software and (ii) New (Additional) Equipment or Software include:

•     Pay Lease/License Agreement (for Existing Equipment or Software only)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

2

* The FRM Activities for Third Party Services include: *
Pay Lease/License Agreement; and Pay Purchase/Lease/License Agreement (together, “Purchase/Lease/License Responsibility”)	In either case, financial responsibility for any amounts owed *

Pay for Replacement: Unable to Maintain	Financial responsibility for any amounts owed for * Financial responsibility generally aligns with *
Pay for Replacement: Refresh	Financial responsibility for any amounts owed for * Financial responsibility generally aligns with *
Pay for Replacement or Upgrade: EFX Business Needs

Financial responsibility for any amounts owed for * Financial Responsibility is limited to * consistent with the

* Financial Responsibility for * in order to implement * will be determined by the *. Financial responsibility generally aligns with *.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

3

Pay for Replacement or Upgrade: IBM Technical Needs	Financial responsibility for any amounts owed for * In the case of existing equipment/software or new equipment/software * is financially responsible for * to the extent the * is consistent with *.

Pay for Maintenance Agreement	Financial responsibility for any amounts owed * covering any instances of *.

Pay for 3rd Party Installation Services	Financial responsibility for any amounts owed *. Generally aligns with *.

Pay for 3rd Party Break/Fix Services	Financial responsibility for any amounts owed for * Financial responsibility generally aligns with *.
Pay for 3rd Party Disposal Services at Refresh	Financial responsibility for any amounts owed for *. Financial responsibility generally aligns with *.
Pay for 3rd Party Disposal Services: EFX business needs	Financial responsibility for any amounts owed for *. Generally aligns with *.

Pay for 3rd Party Disposal Services: IBM technical needs	Financial responsibility for any amounts owed for *.

In-Price	Covered by and included in * as set forth in Schedule *.

Not-In-Price	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

4

3.  FRM Designations

Red	Equifax	Indicates charges for this item are * part of the charges as set forth in Schedule C

Blue	IBM	Indicated charges for this item are * part of the charges set forth in Schedule C.

Black	Not Applicable	There are no current or future financial costs and expenses related to the intersection of the FRM Activity and the Element.

Violet

Indicates charges for this item (i) for those instances of the element that are EFX owned/leased/licensed are * and (ii) for those instances of the element that are IBM owned/leased/licensed are *. Thus, responsibility aligns with Purchase/Lease/License Responsibility.

4.  General Principles

a.  The FRM Matrix applies to the Services as defined in Schedule A.  The FRM does not designate Financial Responsibility related to New Services.

b.  IBM shall not have financial responsibility for FRM Activities with respect to Elements that are not defined in Schedule A.  The FRMs are applicable on a Country Location by Country Location basis; therefore, in a particular Country Location, * for Elements that are defined in Schedule A but are not included in that Country Location’s FRM.

c.  * to pay for equipment * even if according to the FRM.

d.  Financial responsibility for HVAC and Electrical are as designated elsewhere in the Agreement.

e.  Existing Equipment Replacement/Upgrade: * Technical Needs
 * financial responsibility for replacement or upgrade of equipment/software owned by * is

f.  Software/Quality Assurance/Test Tools – In the Enterprise environment, * financial responsibility is * is financially responsible for *

g.  Software/Application Development Tools – IBM’s financial responsibility with regard to the Enterprise environment is *

5.  Exceptions and Clarifications (by Country Location)

The following sets forth certain exceptions and clarifications to the FRMs, by Country Location:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

5

A.  Equifax UK & Equifax Ireland

With respect to the UK FRM only, * financial responsibility for “Existing Equipment/Software – Pay Maintenance Agreement” and “Equipment Services/Pay for 3rd Party Break/Fix Services” with respect to the Enabling Elements existing as of the Commencement Date shall be *

With respect to the PBX, * financial responsibility for “Existing Equipment/Software – Pay Maintenance Agreement” is *

B.  Equifax U.S.

(i)  LAN Switch and LAN Hub Elements * financial responsibility for “Pay for Replacement: Unable to Maintain” with regard to these Elements is *

(ii)  Routers – * financial responsibility for Pay Purchase/Lease/License Agreement for new routers is *

C.  Equifax Canada

(i)  Distributed Systems Software

• * financial responsibility for Batch Processing Software in the Distributed Systems environment is *.

• * financial responsibility for Systems Management Software in the Distributed Systems environment *.

• * financial responsibility for O/S Software in the Distributed Systems * environment is

(ii)  Tandem – * financial responsibility is limited to *

(iii) AS/400 – * financial responsibility for “Pay for Maintenance Agreement” for this Element is *

(iv) AS/400 – The financial responsibility for “Pay for 3rd Party Break/Fix Services” will become * (and no longer * ) if * makes the decision to * equipment.

6.  Financial Responsibility Matrices

Attached are the FRMs for each Country Location.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

6

EXHIBIT C-15:

EQUIFAX U.K. AND SPAIN APPLICATION * RECALIBRATION

EQUIFAX UK

1.                                      GENERAL

1.1                               Current State

As of the Commencement Date, Equifax U.K. and IBM * Equifax U.K.’s * Application CPU * (as defined in Exhibit * ).  However, the Parties have agreed that, * IBM will measure, track, report on, and * Equifax U.K. based on the Application CPU * it uses, pursuant to Exhibit C-6 (Resource Definitions) and subject to this Exhibit C-15.

1.2                               Parties’ Goals

(a)                                  The Parties intend to use Application CPU * as a chargeable Resource Unit in a PxQ Calculation.

(b)                                 The Parties intend to develop a methodology such that utilizing a PxQ Calculation for actual Application CPU * together with the fixed Operations charges for Equifax U.K. will be * ““ to Equifax U.K. in each year of the Term, when compared with the following expected annual Service Charges (“Expected Annual CPU-Related Charges”), provided that Equifax’s * * are the * as set forth in Exhibit C-11:

Calendar Year	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Expected Annual CPU Related Charges (£’s)	*	*	*	*	*	*	*	*	*	*

(c)                                  The Parties intend to use the Unit Rates for Application CPU * set forth in Exhibit C-3 (U.K. Pricing), without adjustment.

(d)                                 Because certain batch work can be performed in a lower-cost environment (“Batch Only LPAR”), the Parties intend that (i) IBM will create such an LPAR to perform the work, and (ii) Equifax will receive a * that represents a * charge than the Unit Prices for Application CPU * generally.

(e)                                  Given these goals, the Parties recognize that a * may have to be made to the Fixed Service Charges in order to achieve the * described in Section 1.2(b) above.  The following Sections describe the charging methodology and this adjustment process related to CPU Application * and Operations Fixed Service Charges.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

7

2.                                      2003 CHARGES, RECALIBRATION METHODOLOGY AND CHARGE ADJUSTMENTS

2.1                               2003 Charges

During calendar year 2003, regardless of what is indicated in Exhibit C-3 (Equifax U.K. Pricing), the monthly charges to Equifax for both the Operations Fixed Service Charge and the Service Charge related to Application CPU * will * ..  The Parties agree that this amount will be considered a * Service Charge, and * ; provided, however, that if there is a * in Equifax’s * (e.g., ) (“Volume Change”) between the Commencement Date and the rest of calendar year 2003, the Parties agree to work together to ensure that * is made based on * .

2.2                               Recalibration Period

During a * period (“Recalibration Period”) mutually agreed by the Parties, but beginning no later than * , IBM will track and report on the number of Application CPU * used by Equifax during such time.  The Parties agree that such * period will include * runs of the * workload, which is performed * .  The Parties have estimated that the following number of Application CPU * will be required by Equifax during the Recalibration Period (“Estimated Recalibration * ”), as well as during each of the calendar years during the Term (to the degree the Recalibration Period overlaps with calendar year 2004, the related Application CPU * used during such overlapping period would be considered as both part of the Recalibration Period * as well as the 2004 * ).  The Parties recognize that the following figures of predicted Application CPU * (“Baseline Application * ”) are simply estimates based on available information, and require validation:

Estimated Recalibration *
*

Baseline Application * (by Calendar Year)	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
(in 000’s)	*	*	*	*	*	*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

8

2.3                               Recalibration Methodology

In order to implement the * described above, the Parties will make the calculations and adjustments described in this Section 2.3.  For the avoidance of doubt, these adjustments will be made as part of a * adjustment, performed promptly after the Recalibration Period has ended.

(a)                                  Application CPU * Adjustment

(i)                                     After the Recalibration Period is complete, Equifax and IBM will jointly determine and agree on the number of Application CPU * actually used during the Recalibration Period, based on the definitions provided in Exhibit C-6.

(ii)                                  Because the Parties intend to compare the Estimated Recalibration * to a number of actual Application CPU * that represents the same volume of workload, the Parties will jointly determine and agree on whether there was any Volume Change during the Recalibration Period.  Depending on whether there was any Volume Change, the Parties will make an equitable adjustment, as mutually agreed, to the actual Application CPU * for purposes of comparing the number of actual Application CPU * to the Estimated Recalibration * .  For purposes of this Exhibit 15, the actual Application CPU * used during the Recalibration, whether adjusted pursuant to this Section 2.3(a)(i) or not, will be deemed the “ *  Actual CPU * .”

(iii)                               To the degree the Adjusted Actual CPU * are higher or lower than the Estimated Recalibration * , the Baseline Application * in each calendar year will be adjusted up or down proportionally, as applicable (e.g., if the Adjusted Actual CPU * are * higher than the Estimated Recalibration * , the Baseline Application * in each calendar year will be * ) (“Adjusted Baseline Application * ”).  The Adjusted Baseline Application * will maintain the same year to year growth as the Baseline Application * set forth in Section 2.2 above.  If the Adjusted Actual CPU * equal the Estimated Recalibration * , adjustment to the Baseline Application * will be made.

(b)                                 Protected Batch *

(i)                                     The “Protected Batch * ” represent certain amounts of batch work, described in more detail below, that the Parties expect to be run in the Batch Only LPAR, as well as the “white space” of the other mainframe LPARs that run online applications.  The initial (i.e., pre-adjustment) amount of Protected Batch * in each calendar year, beginning in 2004 (“Annual Protected Batch * ”), are set forth in the table below.

(ii)                                  Once the * (if any) is made to the Baseline Application * pursuant to Section 2.3(a)(iii) above, the Parties will make an adjustment to the Annual Protected Batch * , by the same

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

9

proportion as the adjustment to the Baseline Application * (i.e., if the Baseline Application * were increased by 10%, the Protected Batch * will also be increased by 10%).  For purposes of the rest of this Exhibit 15, the Annual Protected Batch * , whether requiring adjustment pursuant to this Section 2.3(b)(ii) or not, will be deemed the “Adjusted Annual Protected Batch * .”

Annual Protected Batch * (by Calendar Year)	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
(in 000’s)	*	*	*	*	*	*	*	*	*	*

(c)                                  Recalibration of the Fixed Service Charges

For each calendar year within Schedule C, for purposes of recalibrating the Fixed Service * (and not for * purposes):

(i)                                     the Adjusted Annual Protected Batch * will be * the Adjusted Baseline Application * ;

(ii)                                  The amount of the difference between the Adjusted Baseline Application * and the Adjusted Annual Protected Batch * will then be multiplied by the Unit Rate applicable to such calendar year (“Expected CPU Variable Charge”);

(iii)                               The Expected CPU Variable Charge will be * the Expected Annual CPU Related Charges set forth in Section 1.2(b).

(iv)                              The * Expected Annual CPU Related Charges and the Expected CPU Variable Charge will * , Fixed Service Charges for each calendar year from 2004 onwards.  Accordingly, the monthly Fixed Service Charges in Exhibit C-3 as of the Commencement Date will be replaced with * charge amounts reflecting these new * figures.

3.                                      OTHER CHARGING PRINCIPLES

3.1                               Adjustment for Recalibration Period Charges

During any part of the Recalibration Period that takes place during calendar year 2004, IBM will charge Equifax a fixed charge of * representing its Operations Fixed Service Charge and Application CPU * Variable Services Charge; provided, however, that once the Recalibration Period is over and the adjustments described above have been made, Equifax will * IBM, or IBM will * Equifax * , based on the difference between the * per month and what the charges would have been given (i) the newly calculated Fixed Service Charges, (ii) the number of Protected Batch * as compared to the number of “IAM Batch * ” actually

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

10

used (as described more fully below), and (iii) the number of Application CPU * actually used.

3.2                               Non-Chargeable Batch *

(a)                                  In each month beginning in January 2004, there will be * Variable Service Charge to Equifax for CPU Application * that are “IAM Batch * ” if, over the * period ending in such month, the average monthly amount of such IAM Batch * (“Average Actual Monthly IAM Batch * ”) is equal to or less than the average monthly amount of Protected Batch * (i.e., the number of IAM Batch * will be compared to the number of adjusted Protected Batch * over * periods).  For purposes of this Exhibit 15, “IAM Batch * ” are certain types of Application CPU * (as defined in Exhibit C-6), that do not impact the CPU capacity required to deliver the fully chargeable Application CPU * (e.g., online production, etc), (i.e., IAM Batch * that cause an increase in capacity requirements will be charged at the full Application CPU * unit rate) and are limited to CPU * that are:

(A)                              Used for production batch usage jobs running within the Batch Only LPAR, for IAM batch jobs and associated utilities (e.g., sort and merge) required to manipulate the files processed against IAM flat file data sources, in so far as no new additional software is required; or

(B)                                Used for the same type of production batch usage jobs as described above, but that use the non utilized spare capacity within the then-current production and development LPARs that process fully chargeable Application CPU * .

(b)                                 For purposes of determining the amount of Protected Batch * in each month, (i) the number of Annual Protected Batch * for each calendar year set forth in Section 2.3(b)(ii) is divided by 12 (the results of which are set forth in the table below), and (ii) the results will be adjusted by the same proportion as the adjustment to the Annual Protected Batch * , as described in Section 2.3(b)(ii).

Pre-adjusted Monthly Protected Batch * (by Calendar Year)	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
	*	*	*	*	*	*	*	*	*	*

(c)                                  The average amount of adjusted Protected Batch * during any * rolling period depends on the timing of such * period.  If the * period occurs within the same calendar year, the average monthly amount of

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

11

adjusted Protected Batch * would be equal to the number of monthly * set forth in the table above, applicable such calendar year, as adjusted.  If the * period crosses over multiple calendar years, the average monthly amount of adjusted Protected Batch * would be based on (i) the number of * in the table above for each of the applicable calendar years, and (ii) the proportion of months falling within each calendar year (e.g., the average monthly amount of Protected Batch * for the * rolling period ending in March 2005 *  would be less than the average Protected Batch * for the * rolling period ending in April 2005 * .

(d)                                 Where the Average Actual Monthly IAM Batch * is greater than the average monthly amount of adjusted Protected Batch * over a * rolling period, then IBM will charge Equifax for the difference between such averages, at the average Unit Rate over the * rolling period.

(e)                                  Notwithstanding the foregoing, during the first * of calendar year 2004, instead of comparing rolling * of adjusted Protected Batch * to Average Actual Monthly IAM Batch * , the Parties will make a one-time comparison of (i) the total Protected Batch * during such period (i.e., the 2004 monthly Protected Batch * in the table above, as adjusted, multiplied by * ) to (ii) the total actual IAM Batch * used during such period.  If the actual IAM Batch * are greater than the adjusted Protected Batch * , then Equifax will pay IBM the difference, multiplied by the applicable Unit Rate.  Beginning in July 2004, the Parties will use the * rolling average methodology described above.

(f)                                    For the avoidance of doubt, the Non Batch Application * will be billed as per actual usage. These * are not subject to the * rolling average calculation for billing purposes. The * rolling average is used only to calculate the IAM Batch Application * , if any, that will be chargeable over and above the maximum Protected Batch * .

3.3                               Batch LPAR Fixed Charges

In addition to the Fixed Service Charges described above, Equifax will pay IBM a fixed charge of * , plus a One-Time Charge of * to for the Protected Batch * .

3.4                               Example of Methodology

The attached table sets forth the adjustment methodology in more detail, including providing examples.

4.                                      MISCELLANEOUS

IBM agrees that, for purposes of counting, tracking, measuring and recalibrating Application CPU * , the determination of what constitutes a Regular Application CPU * (including in terms of volume of work) will not change based on the platform in which IBM is performing Mainframe operations (e.g., the move to a * processor will not alter this analysis).

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

12

EQUIFAX SPAIN

As of the Commencement Date, Equifax Spain and IBM * Equifax Spain’s * “Application CPU * .”  However, the Parties have agreed that, similar to Equifax U.K., (i) * IBM will measure, track, report on, and charge Equifax Spain based on the Application CPU * it uses, pursuant to Exhibit C-6 and (ii) this change in pricing methodology will be * to Equifax Spain.  Thus, the Parties will employ a methodology similar to that described above to achieve * by making adjustments, if necessary, to the Application CPU * baselines and Operations Fixed Service Charges based on the results of a “recalibration period” during which actual Application CPU * will be measured and compared to the estimated baseline amount during such period.  Notwithstanding the foregoing, however,  there are no Protected Batch * applicable to Equifax Spain.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

13

EXHIBIT C-15:  RECALIBRATION EXAMPLES

Extract from UK Pricing Tables

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Regular CPU Application *	*	*	*	*	*	*	*	*	*	*	*
Billable
Maximum Protected Batch *

Annual Growth Forecast
Percent Batch
Fixed Services Charges
Application * Rates
Variable Services Charges
Batch LPAR Charge
Total CPU Related Charges excluding Batch Fixed price

Case 1:
Actual Usage during recalibration period
Recalibration of Baselines
Billable
Maximum Protected Batch *
Check relationship holds
Total Regular CPU Application * - Revised
Baseline
Application * Rates
Variable Services Charges Baseline
Rate (Batch Only LPAR)
Final Fixed Service Charge
Total CPU Related Charges excluding Batch Fixed price

Case 2:
Actual Usage during recalibration period
Recalibration of Baselines
Billable
Maximum Protected Batch *
Check relationship holds
Total Regular CPU Application * - Revised
Baseline
Application * Rates
Variable Services Charges Baseline
Rate (Batch Only LPAR)
Final Fixed Service Charge
Total CPU Related Charges including Batch Fixed price

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

EXHIBIT C-16:   * SENSITIVITIES

Country Locations and ECA Service Categories	*
Equifax U.S.

Operations Fixed Service Charges	*
Mainframe Variable Service Charges
Midrange Variable Service Charges
Service Desk
Network

Equifax Canada

Operations Fixed Service Charges
Mainframe Variable Service Charges
Midrange Variable Service Charges
Service Desk
Network

Equifax U.K.

Operations Fixed Service Charges
Mainframe Variable Service Charges
Midrange Variable Service Charges
Service Desk
Network

Equifax Spain

Operations Fixed Service Charges
Mainframe Variable Service Charges
Midrange Variable Service Charges
Service Desk
Network

Equifax Ireland

Operations Fixed Service Charges
Mainframe Variable Service Charges
Midrange Variable Service Charges
Service Desk
Network

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Attachment C-4(a):

INDIVIDUAL CIRCUIT PRICING (LEASED LINES, SNA TRANSPORT, AND HOST CIRCUITS)

LEASED LINES

Leased Line Unit Rates for Net New
*	*

New Db ID	Location Name	Site Address	City	State	Co	Affiliate	Par	Billing Service Type	Network ID	Circuit ID	Carrier	Circuit Size	Monthly Charge
*	*	*	*	*	*	*	*	*	*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

SNA TRANSPORT

SNA Transport Unit Rates for Net New
*	*

New Db ID	Location Name	Site Address	City	State	Co	Affiliate	Par	Billing Service Type	Network ID	Circuit ID	Carrier	Circuit Size	Monthly Charge
*	*	*	*	*	*	*	*	*	*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

HOST CIRCUITS

New Db ID	Location Name	Site Address	City	State	Co	Affiliate	Par	Billing Service Type	Network ID	Circuit ID	Carrier	Circuit Size	Monthly Charge
*	*	*	*	*	*	*	*	*	*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

ATTACHMENT C-4(b): AUDIO CONFERENCING RATES

Call Type	Bridge Charge	Transport Charge	Total Charge	Explanation

CORPORATE PRICING
Operator Dial Out	*	*	*	* Operator dials participant(s) and adds to call
Operator Assisted Toll Free Dial In				Operator greets caller & obtains name, phone, location
Operator Assisted Toll-Free Dial-In from Canada				Operator greets Canadian callers dialing a U.S.Toll-Free number and obtains name, phone, and location
Toll Free Dial In				Callers dial Toll-Free number and are automatically connected after entering Code
Toll-Free Dial-In from Canada				Callers from Canada dial a U.S.Toll-Free number and are automatically connected after entering Code
Reservationless Toll Free Dial In				Callers dial a Toll-Free number and are connected after Host arrives
Reservationless Toll Free Dial In from Canada				Callers from Canada dial a U.S. Toll-Free number and are connected after the Host arrives
Operator Assisted Caller Paid Dial In				Callers dial a toll number (pay their own Long Distance charge) and the Operator greets caller & obtains name, phone, location
Operator Assisted Caller Paid Dial-In from Canada				Canadian callers dial a US toll number, Operator greets caller & obtains name, phone and location
Caller Paid Dial In				Callers dial a toll number (pay their own Long Distance charge for the call) and are connected after entering Code
Caller Paid Dial In from Canada				Callers from Canada dial a U.S. Long Distance phone number and pay their own Long Distance charges. They are automatically connected after entering Code
Reservationless Caller Paid Dial In				Callers dial a toll number (pay their own Long Distance charge for the call) and are connected after the Host arrives
Reservationless Caller Paid Dial In from Canada				Callers from Canada dial a U.S. Long Distance phone number and pay their own Long Distance charges. They are connected after the Host arrives.
Host Dial Out				Host dials out to another participant and adds them to the conference call
Operator Dial Out conference calls to Canada, Mexico and International countries *				Operator dials out to participants in international locations and adds them to the conference call
Operator Assisted conference calls from Canada, Mexico and International countries *				Operator greets callers from international locations, obatins their name, phone and location

EXECUTIVE PRICING				Calls with >200 participants and/or calls that need a Moderator, screening, communications line, etc.
Call Type
Domestic Operator Dial Out				AT&T Operator dials participant(s) and adds to call
Domestic Toll Free Dial In				Callers dial a Toll-Free number and are greeted by an Operator
Domestic Caller Paid Dial In				Callers dial a toll number (pay their own Long Distance charge for the call) and are greeted by an Operator
EVENT PRICING				Calls with > 200 participants but do not need Moderator or any Advanced Features. Callers are automatically connected
Call Type				* Operator dials participant(s) and adds to call
Domestic Operator Dial Out				Callers dial a Toll-Free number and are automatically connected after entering Code
Domestic Toll Free Dial In				Callers dial a toll number (pay their own Long Distance charge for the call) and are connected after entering Code
Domestic Caller Paid Dial In
PREMIER PRICING
Call Type

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

		*	* Operator dials participant(s) and adds to call
Domestic Operator Dial Out			Callers dial a Toll-Free number and are greeted by an Operator
Domestic Toll Free Dial In			Callers dial a toll number (pay their own Long Distance charge for the call) and are greeted by an Operator
Domestic Caller Paid Dial In

OPTIONAL FEATURES
Multi-Location billing	*
*
Memo Billing
*
Translation/Interpretation Service
Recording
*

Transcription Service
*

Prenotification
Digitized Replay

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Attachment C-4(c):  Voice Rates

Domestic - Interstate

	*	*
*
On-On (outbound + calling card)
Day	*	*
Even
Night

On-Off, Off-On (outbound + calling card)
Day
Even
Night

Off-Off (outbound)
Day
Even
Night

Dedicated 800
Day
Even
Night

Sw800
Day
Even
Night

Day:  *

Even:  *

*

Night:  *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Domestic - Intrastate InterLata On-On

PPM
	DAY	EVEN
Alabama	*	*
Arizona
Arkansas
California
Colorado
Connecticut
Delaware
Florida
Georgia
Hawaii
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada
New Hampshire
New Jersey
New Mexico
New York
North Carolina
North Dakota
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas
Utah
Vermont
Virginia
Washington
West Virginia
Wisconsin
Wyoming

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Domestic - Intrastate InterLata
On-Off

PPM
	DAY	EVEN
Alabama	*	*
Arizona
Arkansas
California
Colorado
Connecticut
Delaware
Florida
Georgia
Hawaii
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada
New Hampshire
New Jersey
New Mexico
New York
North Carolina
North Dakota
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas
Utah
Vermont
Virginia
Washington
West Virginia
Wisconsin
Wyoming

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Domestic - Intrastate
InterLata Off-Off

PPM
	DAY	EVEN
Alabama	*	*
Arizona
Arkansas
California
Colorado
Connecticut
Delaware
Florida
Georgia
Hawaii
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada
New Hampshire
New Jersey
New Mexico
New York
North Carolina
North Dakota
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas
Utah
Vermont
Virginia
Washington
West Virginia
Wisconsin
Wyoming

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Domestic - Intrastate
InterLata Ded. 800

	*			*
PPM
	DAY	EVEN	N/WE	ANYTIME
Alabama	*	*	*	*
Arizona
Arkansas
California
Colorado
Connecticut
Delaware
Florida
Georgia
Hawaii
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada
New Hampshire
New Jersey
New Mexico
New York
North Carolina
North Dakota
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas
Utah
Vermont
Virginia
Washington
West Virginia
Wisconsin
Wyoming

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Domestic - Intrastate InterLata Sw 800

	*			*
PPM
	DAY	EVEN	N/WE	ANYTIME
Alabama	*	*	*	*
Arizona
Arkansas
California
Colorado
Connecticut
Delaware
Florida
Georgia
Hawaii
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada
New Hampshire
New Jersey
New Mexico
New York
North Carolina
North Dakota
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas
Utah
Vermont
Virginia
Washington
West Virginia
Wisconsin
Wyoming

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Domestic - IntraLata On-On

PPM
	DAY	EVEN
Alabama	*	*
Arizona
Arkansas
California
Colorado
Connecticut
Delaware
Florida
Georgia
Hawaii
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada
New Hampshire
New Jersey
New Mexico
New York
North Carolina
North Dakota
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas
Utah
Vermont
Virginia
Washington
West Virginia
Wisconsin
Wyoming

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Domestic – IntraLata
On-Off

PPM
	DAY	EVEN
Alabama	*	*
Arizona
Arkansas
California
Colorado
Connecticut
Delaware
Florida
Georgia
Hawaii
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada
New Hampshire
New Jersey
New Mexico
New York
North Carolina
North Dakota
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas
Utah
Vermont
Virginia
Washington
West Virginia
Wisconsin
Wyoming

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Domestic - IntraLata Off-Off

PPM
	DAY	EVEN
Alabama	*	*
Arizona
Arkansas
California
Colorado
Connecticut
Delaware
Florida
Georgia
Hawaii
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada
New Hampshire
New Jersey
New Mexico
New York
North Carolina
North Dakota
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas
Utah
Vermont
Virginia
Washington
West Virginia
Wisconsin
Wyoming

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Domestic - IntraLata Ded. 800

*
	PPM			*
	DAY	EVEN	N/WE	ANYTIME
Alabama	*	*	*	*
Arizona
Arkansas
California
Colorado
Connecticut
Delaware
Florida
Georgia
Hawaii
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada
New Hampshire
New Jersey
New Mexico
New York
North Carolina
North Dakota
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas
Utah
Vermont
Virginia
Washington
West Virginia
Wisconsin
Wyoming

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Domestic - IntraLata Sw 800

*
	PPM			*
	DAY	EVEN	N/WE	ANYTIME
Alabama	*	*	*	*
Arizona
Arkansas
California
Colorado
Connecticut
Delaware
Florida
Georgia
Hawaii
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada
New Hampshire
New Jersey
New Mexico
New York
North Carolina
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas
Utah
Vermont
Virginia
Washington
West Virginia
Wisconsin
Wyoming

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

International Outbound

PPM
	Ded	Switched
Albania	*	*
Algeria
American Samoa
Andorra
Angola
Anguilla
Antarctica (Casey)
Antarctica (Scott)
Antigua
Argentina
Armenia
Aruba
Ascension Island
Australia
Austria
Azerbaijan
Bahamas
Bahrain
Bangladesh
Barbados
Belarus
Belgium
Belize
Benin
Bermuda
Bhutan
Bolivia
Bosnia
Botswana
Brazil
British VI
Bruneo
Bulgaria
Burkina
Burma (Myanmar)
Burundi
Cambodia
Cameroon
Canada
Cape Verde Isle
Cayman Islands
Central Africa
Chad
Chile
China
Christmas & Coco Isl
Colombia
Comoros
Congo
Cook Islands
Costa Rico
Croatia
Cuba
Cyprus
Czech
Denmark
Diego Garcia
Djibouti

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Dominica	*	*
Dominican Republic
Ecuador
Egypt
El Salvador
Equatorial Guinea
Eritrea
Estonia
Ethiopia
Faeroe Islands
Falkland
Fed. States Micronesia
Fiji
Finland
France
French Antilles
French Guyana
French Polynesia
Gabon
Gambia
Georgia
Germany
Ghana
Gibraltar
Greece
Greenland
Grenada
Guadeloupe
Guam
Guantanamo
Guatemala
Guinea Bissau
Guinea
Guyana
Haiti
Honduras
Hong Kong
Hungary
Iceland
India
Indonesia
Iran
Iraq
Ireland
Israel
Italy
Ivory Coast
Jamaica
Japan
Jordan
Kazakhstan
Kenya
Kiribati
Korea, North
Korea, Republic of
Kuwait
Kyrgyzstan
Laos
Latvia
Lebanon
Lesotho
Liberia
Libyan
Liechtenstein
Lithuania
Luxembourg

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Macao	*	*
Macedonia
Madagascar
Malawi
Malaysia
Maldives
Mali
Malta
Marshall Island
Mauritania
Mauritius
Mayotte Island
Moldova
Monaco
Mongolian
Montserrat
Morocco
Mozambique
Namibia
Nauru
Nepal
Netherlands
Netherlands Antilles
Nevis
New Caledonia
New Zealand
Nicaragua
Niger Republic
Nigeria
Niue
Norfolk Island
Norway
Oman
Pakistan
Palau
Panama
Papua New Guinea
Paraguay
Peru
Philippines
Poland
Portugal
Qatar
Reunion Island
Romania
Russia
Rwanda
San Marino
Sao Tome
Saudi Arabia
Senegal
Seychelles
Sierra Leone
Singapore
Slovakia
Slovenia
Solomon Islands
Somali
South Africa
Spain
Sri Lanka
St Helena
St Kitts
St Lucia
St Pierre & Miquelon
St Vincent

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Sudan	*	*
Surinam
Swaziland
Sweden
Switzerland
Syrian
Taiwan
Tajikistan
Tanzania
Thailand
Togo
Tongo
Trinidad
Tunisia
Turkey
Turkmenistan
Turks
Tuvalu
Uganda
Ukraine
United Arab
UK
Uruguay
Uzbekistan
Vanuatu
Vatican City
Venezuela
Vietnam
Wallis
Western Samoa
Yemen
Yugoslavia
Zaire
Zambia
Zimbabwe

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

International On-Net (On - On Internationally)

NOTE:  These rates apply to company international outbound calls under 7 digit dial plans, and would be applicable if Equifax establishes a 7 digit plan for calling specified Equifax international offices from the United States.

PPM
Australia	*
Belgium
Brazil
Canada
Chile
Finland
France
Germany
Hong Kong
Indonesia
Ireland
Italy
Japan
Korea
Netherlands
New Zealand
Norway
Singapore
Spain
Sweden
Switzerland
Taiwan
United Kingdom

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

International Outbound - Mexico and Puerto Rico IntraIsland

Mexico

DEDICATED PPM		SWITCHED PPM
Peak	Off Peak	Peak	Off Peak
*	*	*	*

Puerto Rico IntraIsland

PPM
Day	*
Evening
Night

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

International 800 - Option Specific Costs

(Calls originating in the following countries and terminating in the U.S.)

PPM DEDICATED
Argentina	*
Australia
Bolivia
Brazil
Canada
Chile
Colombia
Ecuador
France
Germany
Hong Kong
Italy
Japan
Netherlands
Panama
Peru
Spain
UK
Uruguay
Venezuela

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

International 800

(Dedicated Termination)

(Calls originating in the following countries and terminating in the U.S.)

PPM DEDICATED
America Samoa	*
Anguilla
Antiqua
Aruba
Bahamas
Bahrain
Barbados
Belgium
Bermuda
British Virgin Islands
Cayman Islands
China
Costa Rica
Cyprus
Denmark
Dominica
Dominican Rebulic
Ecuador
El Salvador
Finland
Greece
Grenada
Guam
Guatemala
Hungary
India
Indonesia
Ireland
Israel
Jamaica
Korea, Republic of
Luxembourg
Malaysia
Marshall Islands
Montserrat
Netherlands Antilles
New Zealand
Norway
Philippines
Poland
Portugal
St. Kitts and Nevis
St. Vincent
Singapore
South Africa
Sweden
Switzerland
Taiwan
Thailand
Trinidad
Turkey
Turks and Caicos Islands

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

International Inbound - Mexico

Zone	PPM
Mexico 1	*
Mexico 2
Mexico 3
Mexico 4

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Calling Card and Directory Assistance

CALLING CARD

Remote access type	Per call	Per min

ATT NRA I/NRA II, “Type I”, toll free dialed access
Domestic to Domestic	*	*
Domestic to International
Canadian Origination, US termination
International Origination, US termination
International Origination, International termination

ATT NRA I/NRA II, “Type II”, or “0+ calling”, or 1-800-CALL-ATT, operator assisted
Domestic to Domestic
Domestic to International
International Origination, US termination
International to International

ATT NRA IV, Virtual Office Connection
Domestic to Domestic
Domestic to International

Not truly a remote access type but sometimes associated with remote access

ATT USADirect
Usage
One time installation per TFN
Monthly recurring charge per TFN

Directory Assistance

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

International 800

(Switched Termination)

PPM SWITCHED
America Samoa	*
Anguilla
Antigua
Argentina
Aruba
Australia
Bahamas
Bahrain
Barbados
Belgium
Bermuda
Bolivia
Brazil
British Virgin Islands
Cayman Islands
Chile
China
Columbia
Costa Rica
Cyprus
Denmark
Dominica
Dominican Rebulic
Ecuador
El Salvador
Finland
France
Germany
Greece
Grenada
Guatemala
Hong Kong
Hungary
India
Indonesia
Ireland
Israel
Italy
Jamaica
Japan
Korea, Republic
Luxembourg
Malaysia
Marshall Islands
Montserrat
Netherlands
Netherlands Antilles
New Zealand
Norway
Panama
Peru
Philippines
Poland
Portugal
St. Kitts and Nevis
St. Vincent

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Singapore	*
South Africa
Spain
Sweden
Switzerland
Taiwan
Thailand
Trinidad
Turkey
Turks and Caicos Islands
United Kingdom
Uruguay
Venezuela

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

International 800 - Canada

(Switched Termination)

(Mileage is between call origination point in Canada and call termination point)

PRICE PER MINUTE
Mileage	Day	Eve	Night
*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

ATTACHMENT C-*4(*d):  SNA Prorated Caps by LU

#	Originating LU	* Average	% of Total	Pro Rata Monthly Cap
		(US$)		(US$)
*	*	*	*	*
2
3
*

14
*

17
*

24
25
*
27
*

39
40
41
*

44
*

Attachment C-4(d)	Equifax/IBM Confidential
FINAL	July 31, 2003

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

14

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

15

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

16

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

17

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

18

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

19

Attachment C-6(a):  Voice Features UK & Ireland Only

Off Net Termination Overflow

Allows calls to automatically overflow off-net for completion when all dedicated terminating lines are busy.

*

Flexible Re-Routing

Alternately routes calls destined for on-net locations within the network whenever unusual situations occur, such as weather conditions, office moves or crisis situations. Not applicable within the current scope of services.

*

Contingency Routing

This feature prepares a business for planned and unexpected events, which could disable operations, by establishing an alternate path or paths when an event occurs.

*

If the PBX/ISDN 30 at  *, London fails then the calls are automatically re-routed to *, this is done at exchange level.

If the Fax Server in  *, London fails * make a change to route the traffic directly to *.

Dialed Number Identification Service (DNIS)

Allows the specific toll-free number dialed by the calling party to be identified by the customer.

*

Routing by Area Code

This feature lets a network manager decide where to route calls based on Numbering Plan Area (NPA) sets.  An NPA set includes one or more area codes grouped together..

Calls originating within these area codes are routed to the same terminating locations at all times.

*

Time of Day Routing

This feature lets a network manager route calls based on the time of day.  Taking advantage of

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

time-zone differences, calls can be distributed to different sites throughout the 24-hour day

The time schedule follows Daylight Savings Time.

*

Day of Week Routing/Passthrough

This feature distributes calls by the days of the week.  For example, on weekends, a business can direct all calls to one center or location and close others.

*

Routing by Date

This feature routes calls based on a specific day; Christmas, Mother’s Day, etc.

*

Percentage Routing

This feature lets a business match call volume to center capacity when the size of an operation does not warrant a more sophisticated call distribution system.

Enables a business to send a percentage of calls to branch locations to take advantage of under used personnel and communications facilities.

*

Routing by Country Code

Country code sets can be defined as well, allowing calls from international locations to route to specific locations.

*

Regional Routing

This feature can separate calls from different exchanges within an area code and route them to different termination points using both the area code and the exchange – 6 digit routing.

*

Toll Free Number Referral

Routes incoming calls to in intercept announcement if the toll-free number has been changed or disconnected. –

*

Shared Access Routing

Allows use of the same channel for both inbound and outbound calling.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

*

Origination Location Screening

Identifies specific telephone numbers that cannot be called from dedicated access locations.

*

Originating Call Screening

Allows the grouping of network users with the same on-net, off-net and international calling privileges,

And assigning callers different privileges at different times.

*

Stored Routing

Allows alternate routing plans, one active and up to five pending, to be stored for each toll free number.

*

Trunk Group Overflow

Allows a busy trunk group to overflow incoming calls to another trunk group in the same city for call completion.

*

Primary Number Routing

Allows calls to a single toll free number to be directed to two or more arrangements or telephone  numbers within a routing pattern.

*

Blind Transfer

Allows receiver of a call to transfer the call to another destination number and then hang up without waiting to determine the outcome of the call.

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Attachment C-6(a):  Voice Features

Voice Features (Carrier A - *)

No Additional Charge Features:

Off Net Termination Overflow

Allows calls to automatically overflow off-net for completion when all dedicated terminating lines are busy.

*

*

Flexible Re-Routing

Alternately routes calls destined for on-net locations within the network whenever unusual situations occur, such as weather conditions, office moves or crisis situations.

Contingency Routing

This feature prepares a business for planned and unexpected events, which could disable operations, by establishing an alternate path or paths when an event occurs.

Dialed Number Identification Service (DNIS)

Allows the specific toll-free number dialed by the calling party to be identified by the customer.

Routing by Area Code

This feature lets a network manager decide where to route calls based on Numbering Plan Area (NPA) sets.  An NPA set includes one or more area codes grouped together.

Calls originating within these area codes are routed to the same terminating locations at all times.

Time of Day Routing

This feature lets a network manager route calls based on the time of day.  Taking advantage of time-zone differences, calls can be distributed to different sites throughout the 24-hour day.

The time schedule follows Daylight Savings Time.

Day of Week Routing

This feature distributes calls by the days of the week.  For example, on weekends, a business can direct all calls to one center or location and close others.

Routing by Date

This feature routes calls based on a specific day; Christmas, Mother’s Day, etc.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

U.S.-1

Percentage Routing

This feature lets a business match call volume to center capacity when the size of an operation does not warrant a more sophisticated call distribution system.

Enables a business to send a percentage of calls to branch locations to take advantage of under used personnel and communications facilities.

Routing by Country Code

Country code sets can be defined as well, allowing calls from international locations to route to specific locations.

Regional Routing

This feature can separate calls from different exchanges within an area code and route them to different termination points using both the area code and the exchange – 6 digit routing.

Toll Free Number Referral

Routes incoming calls to in intercept announcement if the toll-free number has been changed or disconnected.

The announcement does not provide any media-related information or service other than number referral.

The same announcement is provided to callers from all service areas.

Minimum subscription period of 1 month.

* If referred to another ATT toll free number.

Disconnected Number Referral Service to another carrier: *

Shared Access Routing

Allows use of the same channel for both inbound and outbound calling.

Origination Location Screening

Identifies specific telephone numbers that cannot be called from dedicated access locations.

Originating Call Screening

Allows the grouping of network users with the same on-net, off-net and international calling privileges,

 And assigning callers different privileges at different times.

Stored Routing

Allows alternate routing plans, one active and up to five pending, to be stored for each toll free number.

Trunk Group Overflow

Allows a busy trunk group to overflow incoming calls to another trunk group in the same city

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

U.S.-2

for call completion.

Primary Number Routing

Allows calls to a single toll free number to be directed to two or more arrangements or telephone numbers within a routing pattern.

Chargeable Features

Blind Transfer *

Allows receiver of a call to transfer the call to another destination number and then hang up without waiting to determine the outcome of the call.

Voice Features (Carrier B *)

Toll Free Enhanced Features:

Alternate Call Routing:

OTC Install: no charge

Monthly Recurring: *

Changes: *

Time of Day Routing:

OTC Install: *

Monthly Recurring: *

Changes: *

Day of Week Routing:

OTC Install: *

Monthly Recurring: *

Changes: *

Day of Year (Holiday) Routing

OTC Install: *

Monthly Recurring: *

Changes: *

Dial Number Identification Services:

OTC Install: no charge

Monthly Recurring: no charge per 8XX number

Changes: no charge

Direct Termination Overflow:

OTC Install: *

Monthly Recurring: *

Changes: *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

U.S.-3

EZ Route:

OTC Install: *

Monthly Recurring: *

Changes: *

Surcharge: *

Extended Call Coverage:

OTC Install: *

Monthly Recurring: *

Changes: *

Geographic Routing (GeoRouting):

OTC Install:  *

Monthly Recurring: *

Changes:  *

Industry Toll Free Directory Assistance:

OTC Install: *

OTC Install: *

Monthly Recurring: *

Changes: *

Changes: *

Menu Routing:

OTC Install: *

Monthly Recurring: *

Changes: *

Surcharge: *

Percent Allocation Routing:

OTC Install: *

Monthly Recurring: *

Changes: *

Project Account Codes: verified and non verified on Switched and Dedicated

OTC Install: *

Monthly Recurring: *

Changes: *

[IBM:  please verify this change.]

Real Time ANI:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

U.S.-4

OTC Install: *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

U.S.-5

Monthly Recurring: *

Changes: *

Tailored Call Coverage:

OTC Install: *

Monthly Recurring: *

Changes: *

Service Disconnect

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

U.S.-6

ATTACHMENT C-11(a):  SERVERS SUBJECT TO *

#	CONS. TARGET?	Type System	System Name	Application	OS Factor		Env Factor		Complexity Factor		MSRU
1	*	*	*	*	*	*	*	*	*	*	*
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

7

#	CONS. TARGET?	Type System	System Name	Application	OS Factor		Env Factor		Complexity Factor		MSRU
56	*	*	*	*	*	*	*	*	*	*	*
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

8

#	CONS. TARGET?	Type System	System Name	Application	OS Factor		Env Factor		Complexity Factor		MSRU
111	*	*	*	*	*	*	*	*	*	*	*
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

9

#	CONS. TARGET?	Type System	System Name	Application	OS Factor		Env Factor		Complexity Factor		MSRU
160	*	*	*	*	*	*	*	*	*	*	*
161
162
163
164
165
166
167
168
169
170
171
172
173
174
175
176
177
178
179
180
181
182
183
184
185
186
187

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

10

#	CONS. TARGET?	Type System	System Name	Application	OS Factor		Env Factor		Complexity Factor		MSRU
188	*	*	*	*	*	*	*	*	*	*	*
189
190
191
192
193
194
195
196
197
198
199
200
201
202
203
204
205
206
207
208
209
210
211
212
213
214

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

11

#	CONS. TARGET?	Type System	System Name	Application	OS Factor		Env Factor		Complexity Factor		MSRU
215	*	*	*	*	*	*	*	*	*	*	*
216
217
218
219
220
221
222
223
224
225
226
227
228
229
230
231
232
233
234
235
236
237
238
239
240
241
242
243
244
245
246
247
248
249
250
251
252
253
254
255
256
257
258
259
260
261
262
263

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

12

#	CONS. TARGET?	Type System	System Name	Application	OS Factor		Env Factor		Complexity Factor		MSRU
264	*	*	*	*	*	*	*	*	*	*	*
265
266
267
268
269
270
271
272
273
274
275
276
277
278
279
280
281
282
283
284
285
286
287
288
289
290
291
292
293
294
295
296
297
298
299
300
301
302
303
304
305
306
307
308
309
310
311
312
313
314
315
316
317
318

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

13

#	CONS. TARGET?	Type System	System Name	Application	OS Factor		Env Factor		Complexity Factor		MSRU
319	*	*	*	*	*	*	*	*	*	*	*
320
321
322
323
324
325
326
327
328
329
330
331
332
333
334
335
336
337
338
339
340
341
342
343
344
345
346
347
348
349
350
351
352
353
354
355
356
357
358
359
360
361
362
363
364
365
366
367
368
369
370
371
372
373

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

14

#	CONS. TARGET?	Type System	System Name	Application	OS Factor		Env Factor		Complexity Factor		MSRU
374	*	*	*	*	*	*	*	*	*	*	*
375
376
377
378
379
380
381
382
383
384
385
386
387
388
389
390
391
392
393
394
395
396
397
398
399
400
401
402
403
404
405
406
407
408
409
410
411
412
413
414
415
416
417
418
419
420
421
422
423
424
425
426
427
428

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

15

#	CONS. TARGET?	Type System	System Name	Application	OS Factor		Env Factor		Complexity Factor		MSRU
429	*	*	*	*	*	*	*	*	*	*	*
430
431
432
433
434
435
436
437
438
439
440
441
442
443
444

Starting Web Images

Starting MR Images

Legend:

MR Image in Consolidation

Web Image in Consolidation

Not in Consolidation

16

Equifax/IBM Confidential

SCHEDULE D — HUMAN RESOURCES

TO

AGREEMENT FOR OPERATIONS SUPPORT SERVICES

BY AND BETWEEN

EQUIFAX INC.

AND

INTERNATIONAL BUSINESS MACHINES CORPORATION

D-1

SCHEDULE D
HUMAN RESOURCES

This Schedule D sets forth certain special terms and procedures relating to the Transferred Employees.  The provisions of each Exhibit to this Schedule D are specific to the relevant Country Location and are governed by the terms of the Agreement and Schedule Q (Country Specific Terms), unless expressly stated otherwise.

D-2

Equifax/IBM Confidential

EXHIBIT D-1
HUMAN RESOURCES — CANADA

The individuals listed in Attachment D-1-1 (the “Transferred Employees”) shall transfer to IBM in accordance with this Exhibit D-1. Except where this Exhibit D-1 expressly provides otherwise, all * and * by * in connection with the transfer of the employment of the Transferred Employees shall be the responsibility of IBM.  This provision shall be applicable to any employees of the Equifax Group transferred by the Equifax Group to IBM and/or its Affiliates in connection with this Agreement.

1              Transferred Employees

(a)  Equifax agrees that Attachment D-1-1 of this Exhibit “D-1” is a true, correct and complete list of the Transferred Employees and their respective job titles and hire dates (“IBM Hire Date”). All Transferred Employees are * as of the IBM Hire Date.

(b)  Each offer of employment to a Transferred Employee shall include:

(i)  an initial * not * than the * each such Transferred Employee currently * and equivalent * ; and

(ii)  the * available to * IBM * and in compliance with the requirements of Section 3 below.

(c)   The Commencement Date is the IBM Hire Date for the Transferred Employees, unless indicated otherwise in Attachment D-1-1.  For those Transferred Employees whose IBM Hire Date is not the Commencement Date, such Transferred Employees will be hired by IBM on the IBM Hire Date indicated in Attachment D-1-1.

(i) For those Transferred Employees whose IBM Hire Date is September 1, 2003, IBM will reimburse Equifax for the * arising from the * of such Transferred Employees for the time period between the Execution Date and the IBM Hire Date.

(ii)  For Transferred Employees whose IBM Hire Date is after September 1, 2003 * will be * for the * of such Transferred Employees until the IBM Hire Date.

2              * of *

At least * days prior to the IBM Hire Date, IBM will make to each of the Transferred Employees a * and will provide * , effective on the IBM Hire Date, to each of the Transferred Employees. The * and * of * of each Transferred Employee will be * in the * to those * by * to the IBM Hire Date.   The contents of Equifax’s * have been communicated to IBM prior to the date hereof. Each such * will be subject to Equifax’s prior review to ensure consistency with the

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-1-1

provisions of this Section 2. Equifax will inform IBM without delay of any inconsistency in any such * .

3              Comparable *

Each such offer of employment will, effective on the IBM Hire Date, include a * to that represented by the Equifax * , as determined by IBM.

4              *

On or prior to the IBM Hire Date, Equifax will provide IBM with the final * of each of the Transferred Employees.

5              *

Equifax is responsible for the payment of the prorated component of * for the period of * up to the employee IBM Hire Date, together with all * associated with these payments, for distribution to those employees who have accepted employment with IBM.  IBM will provide Transferred Employees with * consistent with IBM 2003 * for the period from the IBM Hire Date to December 31, 2003.

6              *

All * made by Equifax to Transferred Employees prior to the IBM Hire Date who accept IBM offers of employment will remain the responsibility of Equifax.

7              * Conditions

Recognizing that Equifax Transferred Employees will * to IBM’s * of * on the date of hire and that other differences in the * may exist, IBM will provide a * in December of 2003.  This * will be made in lieu of providing notice of the changing * .

8              *

a)       Equifax will calculate the * of each of the Transferred Employee as of the IBM Hire Date and will * the * for any * for service up to the IBM Hire Date.

b)       IBM agrees that each Transferred Employee on an * will be * the * he or she would have been * prior to the IBM Hire Date. In 2003, that * effective the IBM Hire Date.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-1-2

9              * of *

Except as provided for below in Section 12, * will * the * of each of the Transferred Employees with Equifax up to the IBM Hire Date under IBM * where * is a * or for the purposes of * , * and * .

10           *

If * Transferred Employee (other than * , including * or * of the * of * ), such employee shall receive a * equal the * and any * by such * (or any of its Affiliates) in connection with such * shall be subject to Section 13(b) below.  If the amount of such * is less than such * would have received under * given * with * had he or she remained an * until the date of his or her * of * with IBM, IBM shall provide such employee with an * so as to make the * of * by * to such employee * such employee would have received under * had he or she remained an * until the * of his or her * of * with IBM.   For the purposes of  Schedule D, "*" does not include * or * in * by * .

11           * and *

a)      All * under the Equifax * will cease to * Transferred Employees as of the IBM Hire Date and * of said Transferred Employees under such * will be determined according to the * provisions of * and the federal and provincial rules, regulations and legislation applicable to such * in the context of the transaction with * .

b)      Equifax will * responsibility for all * which will * up to the IBM Hire Date or become * thereafter in respect of * IBM Hire Date * for the Transferred Employees who * IBM’s * under Section 2 in accordance with the terms of Equifax * and the federal and provincial rules, regulations and legislation applicable to such * .

c)      As of the IBM Hire Date, IBM will provide * and other * to the Transferred Employees in accordance with the provisions of Section 3. * will be responsible for complying with all * and other requirements in respect of IB * and IBM * and for taking all other necessary steps in order to give effect to the foregoing.

d)      * will be responsible for all future * of the Transferred Employees who accept * of * under Section 2 * from and after the IBM Hire Date.  As determined by * , some Transferred Employees will be provided with a * for the * of the * and assuming their continued * with *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-1-3

during that period to * for * from their * .

e)      * to the Transferred Employees under * will be taken into account for * of * and * of * under IBM * .

f)       Subject to the provisions of Section 12(g), * of all Transferred Employees under the * will * the first day the Transferred Employee * to * at * and Transferred Employees who * IBM’s * of * under Section 2 will be * by IBM’s * as of the first day the Transferred Employee * to * following the IBM Hire Date. Membership in the * for Transferred Employees will become effective the first day the Transferred Employee * to * coincident with, or next following, the IBM Hire Date.

g)      Provided that such * are covered by * , Equifax will remain responsible under * for any and all * of the Transferred Employees in respect of the period prior to the IBM Hire Date. Provided that such * are covered by * , IBM will be responsible for any and all * of the Transferred Employees under the * in respect of the period commencing on the IBM Hire Date.  * under the IBM * will begin for the Transferred Employees on the IBM Hire Date, with no exclusions due to * .

i) For the purpose of this Section 12(g), a * will be deemed to exist:

•    with respect to all * or * , on the actual date of * or of * ;

•    with respect to all * , other than * for * and * , on the day the Transferred Employee became, * and was unable to * as determined in accordance with the applicable * . This excludes any * which is a recurrence of a * which occurred within the * period prior to the IBM Hire Date;

•    with respect to * and * , on each day for which * become * to the * ,

with respect to all * , * , * or * , on the date the service or supply was purchased or received by the Transferred Employee or * .

ii)             Where a * includes more than one service or supply, each of which occurs at a single point in time (for example, a series of * related to a * ), each such service or supply will result in a * incurred as of the date on which the service or supply was purchased or received.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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iii) Where a * is incurred after the fast day that the Transferred Employee actively * , notwithstanding that the date of occurrence of an * of an * of an * , or any other event which gives rise to such a * or a series of related * , is prior to the first * the, Transferred Employee * to * at IBM, IBM will be responsible for such * .

12           Other than *

* retains the responsibility of compensating * for any * obligations with regard to providing the opportunity to the Transitioned Employees * from * with * .  In * Equifax * of the Transferred Employees, Equifax agrees to provide a * to IBM corresponding to the IBM * determine under * as of the IBM Hire Date, as agreed to by the * of this obligation and in accordance with the * and the * of the Transferred Employees accepting * .  IBM * the similar obligation to provide * for these * effective the * of * .

13           Discharge of liabilities

a) As provided in Section 14.2 of the Agreement, Equifax will indemnify and hold each member of IBM (and its Affiliates) and their respective officers, directors, employees, agents, successors, contractors, and assigns (each an “Indemnitee”) harmless from and against any and all Losses incurred by any of them arising from or in connection with Claims by a Transferred Employee arising out of * with the Equifax Group * the IBM Hire Date and/or the * of * with the Equifax Group including, without limitation, any * or * , * , * , * , * , * , * , * , * , *  or any * under applicable employment standards or * legislation, except to the extent, if any, that such * is attributable to a wrongful act of IBM (or its Affiliate).

b) As provided in Section 14.1 of the Agreement, IBM will indemnify and hold each member of the Equifax Group and their respective officers, directors, employees, agents, successors, contractors, and assigns (each an “Indemnitee”) harmless from and against any and all Losses incurred by any of them arising from or in connection with Claims by a Transferred Employee arising out of or in connection with the * of * from Equifax to IBM, * with IBM (or its Affiliates) on or following the IBM Hire Date and/or the * of * with IBM (or its Affiliates) including, without limitation, any * or * , * in * , * , * , * , * , * , * , * , * or any * under applicable employment standards or * legislation, except to the extent, if any, that such * is attributable to a wrongful act of a member of the Equifax Group.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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14           No other *

In the event that any one or more of the Transferred Employees * of * from * , then IBM will be under no further obligation to * to any other * of Equifax.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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ATTACHMENT D-1-1

TRANSFERRED EMPLOYEES - CANADA

Employee No.	Employee Name	Job Title	Location	Hire Date	Years of Service
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-1-1-1

Equifax/IBM Confidential

EXHIBIT D-2

HUMAN RESOURCES- SPAIN

1.     Introduction

This Exhibit D-2 describes the responsibilities of  IBM and Equifax with respect to the  Transferred Employees. The individuals listed in Attachment D-2-1 (the “Transferred Employees”) to this Exhibit D-2 shall transfer to IBM in accordance with this Exhibit D-2. Except where this Exhibit D-2 expressly provides otherwise, all costs and expenses incurred by IBM in connection with the transfer of the employment of the Transferred Employees shall be the responsibility of IBM.  This provision shall be applicable to any employees of the Equifax Group transferred by the Equifax Group to IBM and/or its Affiliates in connection with the Agreement.

2.     Definitions

2.2. Transfer Date means the date on which a Equifax employee becomes a Transferred Employee.  The Transfer Date will be on a day after the Execution Date and before or on August 18, 2003.

2.3. Transferred Employees means the individuals who have accepted employment with IBM as of the Transfer Date and who are listed in Attachment D-2-1 (Transferred Employees)..

2.4. * means the IBM letter received by the * .

2.5. Primary Prescribed Particulars means the minimum of employee details set out in this Exhibit D-2-2 to be provided to IBM in respect of each of the Transferred Employees, * of the Transferred Employees.

3.     Employment Principles

3.1.  Equifax will provide IBM with, at least, the Primary Prescribed Particulars which to Equifax knowledge, information and belief, are true and correct. To the extent that the Primary Prescribed Particulars are inaccurate in any material regarding a Transferred Employee, Equifax and IBM agree an equitable adjustment to the charges under the Agreement.

3.2.  IBM will provide * to all the Transferred Employees prior to the Hire Date. Such * will include * , initial total * and * which are * to those which as the Transfer Date are * , which together will be * the Transferred Employees * , * and * and will * with the Equifax Group for the purposes of * (*).  If a Transferred Employee * an * , then IBM shall use Commercially Reasonable Efforts to gain the Transferred Employee’s * of the * .

3.3. Except with the prior consent of IBM, Equifax shall not:

3.3.1. give notice of * , or * the of any Transferred Employee or * any * for * for or in connection with the provision of Services; or

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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3.3.2. make or propose any changes to the * of * of the Equifax Transferred Employees.

3.4. Equifax will promptly notify IBM of the * , for whatever reason, of the * of any  Transferred Employee which is to take effect on or before the relevant Transfer Date and the * deemed to have been * Attachment D-2-1.

3.5. For the avoidance of doubt, all * to or in relation to the Transferred Employees (including, but without limitation, * and other * , * , * , * and * and * to * ) shall be borne by Equifax up to the Commencement Date and all necessary * shall be made.   IBM will reimburse Equifax for the * and * of the Transferred Employees for the time period between the Execution Date and the Transfer Date.

3.6 For each Transferred Employee, IBM shall provide:

1.    an * each such Transferred Employee * from Equifax and * ;

2.    the * available to * IBM * ;

3.    a * of * (*) * , unless * for * ; and

4.    * from * with Equifax Group.

3.7 If any of the Transferred Employees * IBM’s * , * may request * to make such * available for a period of * in order for * to accomplish * from such * as required by the applicable projects set forth in Schedule I (Transition/Transformation).

4.     Management of Transferred Employees until Transfer Date

Until Transfer Date, the Transferred Employees will * under * and * and will continue to * for all purposes.

5.     Other Responsibilities

5.1. Unless an Transferred Employee * IBM * , Equifax will not enter into any new or amend any existing * or * , * or * , with or regarding any Transferred Employee’s * or * provided by Equifax. * is responsible for any * made by * to the Transferred Employees regarding IBM’s * , * , * and * .

5.2. Equifax warrants that it shall have satisfied all its obligations by the Transfer Date with respect to all accrued liabilities in respect to the Transferred Employees, including, but without limitation, all the wages, pension contributions, vacation/holiday remuneration, income tax payments and Social Security contributions.

5.3. Equifax warrants that to the extent required by Law, Transferred Employees have * .

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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5.4. Equifax warrants that, other than notified to IBM in writing, prior to the Transfer Date, there are no * from * to any of the Transferred Employees.

5.5. Except as disclosed by Equifax to IBM in writing, prior to the Transfer Date, Equifax warrants that none of the Transferred Employees is * or is due to * under any * or * , and to the knowledge and belief of Equifax, there are no * or * or any circumstances which may * to * a * by any of the Transferred Employees * in respect of any * , * , * or * .

5.6. Except as disclosed by Equifax to IBM in writing, prior to the Transfer date, that there are no current * in relation to any of the Transferred Employees or * for * by any * , or, to the knowledge, information and belief of Equifax, facts that may give rise to the same, and Equifax has, within the requisite time period, complied with its obligations to inform and consult * .

5.7. Except as disclosed by Equifax to IBM in writing, prior to the Transfer Date, Equifax warrants that it is not * of the * of * of any of the Transferred Employees nor so far as Equifax is aware is any Transferred Employee in * of his * of * .

5.8. Except as disclosed by Equifax to IBM in writing, prior to the Transfer Date, Equifax warrants that, to its knowledge, information and belief, none of the Transferred Employees has * or * of * of his * nor is any of the Transferred Employees the subject of any * nor is any Transferred Employee * in any * , nor is Equifax engaged in relation to any Transferred Employee in any * , * or * , whether arising under * or * or arising out of or relating to any * .

5.9.  Equifax warrants that, to its knowledge, information and belief, * existing as at the Transfer Date which are material in relation to the Transferred Employees have been disclosed to IBM.

6.     Defence and Indemnities

6.1. As provided in Section 14.2 of the Agreement, Equifax will indemnify and hold each member of IBM (and its Affiliates) and their respective officers, directors, employees, agents, successors, contractors, and assigns (each an “Indemnitee”) harmless from and against any and all Losses incurred by any of them arising from or in connection with Claims by a Transferred Employee arising from the period prior to the Transfer Date, even if such Claim arises after the Transfer Date, whether in contract or tort or under statute for any damages, including, but without limitation, any Claim pursuant to * , including any * or * due to * or * or * , * or * at * , to the extent it relates to the * or * thereof  of any Transferred Employee prior to the Transfer Date, except to the extent, if any, that such * is attributable to a wrongful act of IBM (or its Affiliate).

6.2.  As provided in Section 14.1 of the Agreement, IBM will indemnify and hold each member of the Equifax Group and their respective officers, directors, employees, agents, successors, contractors, and assigns (each an “Indemnitee”) harmless from and against any and all Losses incurred by any of them arising from or in connection with the * including any * made by a Transferred Employee based on facts, circumstances or situations occurring prior to the Transfer Date and related

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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with the * or arising from  the period after the Transfer Date, whether in * or * or under * for * , including, but without limitation, any * pursuant to * , including any * due to * or * or * ,* or * at * , to the extent it relates to the * or * thereof  of any Transferred Employee after the Transfer Date, except to the extent, if any, that such * is attributable to a wrongful act of the Equifax Group.

7.     Indemnification Procedures

If any * (whether or not an * ) brings a Claim against Equifax or IBM, the Parties will comply with Section 14.6 of the Agreement, subject to mandatory local law.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-2-4

ATTACHMENT D—2-1

TRANSFERRED EMPLOYEES — SPAIN

Employee No.	Employee Name	Job Title	Hire Date	Years of Service
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-2-1-1

Attachment D –2-2

Primary Prescribed Particulars

“Primary Prescribed Particulars” means in respect of each of the Transferred Employees:

a.  * and *

b.  *

c.  *

d.  *

e.  * of *

f.   *

g.  Date of * of * with Equifax

h.  * date (* Reference date)

i.   * year (where it differs from * year in the country and companies)

j.   *

k.  Total *

l.   *

m. * (* , * , * , * , etc.)

n.  *

o.  * (as currently exists)

p.  Brief Description of *

q.  *

r.   * (if applicable)

s.  Relevant * (*)

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-2-2-1

Equifax/IBM Confidential

EXHIBIT D-3

HUMAN RESOURCES – UNITED KINGDOM

The individuals listed in Attachment D-3-1 (the “Transferred Employees”) to this Exhibit D-3 shall transfer to IBM in accordance with this Exhibit D-3 and in accordance with the Transfer Regulations (as defined in this Exhibit D-3).  Except where this Exhibit D-3 expressly provides otherwise, all * and * incurred by IBM in connection with the transfer of the employment of the Transferred Employees shall be the responsibility of IBM.  This provision shall be applicable to any employees of the Equifax Group transferred by the Equifax Group to IBM and/or its Affiliates in connection with the Agreement.

1.0  DEFINITIONS

For purposes of the Agreement and the Enabling Agreement UK, the following terms shall have the following meanings:

a.     “Employee List” means the list of Transferred Employees in the United Kingdom set forth on Attachment D-3-1 to this Exhibit D-3.

b.     “Primary Prescribed Particulars” means such particulars as are set forth in Attachment D-3-2 to this Exhibit D-3.

c.     “Relevant Personnel Documentation” means all documents, manuals, codes, handbooks, procedure guides, publications and * (including collective *) that relate to the * and * of * and * of the Transferred Employees.

d.     “Secondary Particulars” means, with respect to each of the Transferred Employees, any further information relevant to and which updates the Primary Prescribed Particulars, * records and/or * details, and any original documents being *.

e.     “Employee Transfer Date” has the meaning given in Section 2.0 below.

f.      “Transfer Regulations” means the * (* of *) * , as amended or replaced from time to time.

g.     "*" means the * and *.

2.0  STAFF TRANSFER

The Parties declare that they each consider the transaction referred to herein to constitute the transfer of an undertaking for the purpose of the Transfer Regulations and agree that the * of each Transferred Employee shall be * under and in accordance with applicable laws including, but not limited to, the Transfer Regulations as of the Employee Transfer Date for each such Transferred Employee as set out in Attachment D-3-1 (which shall be known as the “Employee Transfer Date”) and such * shall have effect as if * between the Transferred Employee and IBM (except with respect to the provision of a * providing * for *, * or * ).

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-3-1

3.0  EQUIFAX RESPONSIBILITIES

a.     Not later than * ( * ) weeks prior to the Employee Transfer Date, Equifax shall provide IBM with the Employee List substantially in the manner set forth in Attachment D-3-1 to this Exhibit D-3, and shall deliver to IBM the Primary Prescribed Particulars of the Transferred Employees substantially in the manner set forth in Attachment D-3-2 to this Exhibit D-3, and the Relevant Personnel Documentation.

b.     No later than * ( * ) weeks after the Employee Transfer Date, Equifax shall deliver to IBM the Secondary Particulars of the Transferred Employees.

c.     Except with the prior written consent of IBM, (which consent shall not be unreasonably withheld) Equifax shall not, following the delivery of the Employee List:

                1)             give notice to * , or * the * of any Transferred Employee or * any * for * for, or in connection with, the provision of Services; or

                2)             make or propose any changes to the * and * of * of the Transferred Employees.

d.     Equifax will promptly notify IBM of any * of * received from any Transferred Employee and shall, unless authorized to the contrary by IBM, require the employee * to * of * as directed by IBM prior to the Employee Transfer Date.

e.     Equifax will promptly notify IBM of the * , for whatever reason, of the * of any Transferred Employee which is to * on or after the date of delivery of the Employee List, but before the Employee Transfer Date and the * of any such Transferred Employees shall be deemed to have been * from the Employee List.

f.      If and when reasonably required by IBM, during the * following the Employee Transfer Date, Equifax shall advise IBM concerning the interpretation and application of the Relevant Personnel Documentation.  Any reasonable * and * by Equifax as a result of its obligations under this paragraph shall be * by IBM.

g.     Except as provided Section 4(b) of this Exhibit D-3, all * to or in relation to the Transferred Employees (including, without limitation, * and other * , * , * , * and * and * to * ) shall be * by Equifax up to and including the Employee Transfer Date.

4.0  IBM RESPONSIBILITIES

a.     For purposes of enabling Equifax to comply with its obligations pursuant to * of the Transfer Regulations and section * of * , IBM shall give such information in writing as Equifax may reasonably request and shall provide such copies of documents as Equifax may reasonably require.

b.      All * to or in relation to the Transferred Employees (including, without limitation, * and other * , * , * , * and * and

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-3-2

* to *) shall be borne by IBM after the Employee Transfer Date; provided that IBM will reimburse Equifax for the * and * of such Transferred Employees for the time period between the Execution Date and the Employee Transfer Date.

c.     For each Transferred Employee, IBM shall provide each Transferred Employee with * and * (other than * provided under an * for * , * or * and * ) as will be * , * than those * by the Transferred Employees * the Employee Transfer Date.

d.    If IBM makes a Transferred Employee * (other than for * , including * or * of the * of * ) prior to the * of the * of * , such employee shall * a * equal to the * based upon * with Equifax combined with the * with IBM (until the date of * with IBM within * ) and any * by such employee * Equifax (or any of its Affiliates) in connection with such * shall be subject to Section 5 (Indemnification) below.  For the purposes of this Schedule D, " * " does not include * or * by IBM. If IBM makes a Transferred Employee * (other than for * , including * or * of the * of * ) on or after the end of the * of his * , such employee shall receive a * based on IBM’s * available at the time.

e.     IBM will * to * Transferred Employees designated in Attachment D-3-3.

f.     IBM will provide not less than * ( * ) days written notice prior to the effective date of * to those Transferred Employees IBM intends to * ; provided however, that no prior written notice is required when IBM * a Transferred Employee for * .  However, prior to any such * of * , other than for * , IBM shall use Commercially Reasonable Efforts to * such * .

5.0  INDEMNITIES AND WARRANTIES

a.     As provided in Section 14.2 of the Agreement, Equifax will indemnify and hold each member of IBM (and its Affiliates) and their respective officers, directors, employees, agents, successors, contractors, and assigns (each an “Indemnitee”) harmless from and against any and all Losses incurred by any of them, except to the extent, if any, that such Claim is attributable to a wrongful act of IBM (or its Affiliates), arising out of or in connection with:

1)             any Claim by a Transferred Employee (whether in contract or in tort or under statute (including the * and any directives made under authority of that * ) for any remedy including, without limitation, for * , * , * , * , * , * , * or * , * of * under the * , or for * of * or of any other nature) as a result of anything * or * to be * in relation to the Transferred Employee’s * prior to and including the Employee Transfer Date; and

2)             any Claim by any * other than a * relating to that * with Equifax or any member of the Equifax Group.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-3-3

b.     As provided in Section 14.1 of the Agreement, IBM will indemnify and hold each member of the Equifax Group and their respective officers, directors, employees, agents, successors, contractors, and assigns (each an “Indemnitee”) harmless from and against any and all Losses incurred by any of them, except to the extent, if any, that such Claim is attributable to a wrongful act of a member of the Equifax Group arising out of or in connection with:

1)             any Claim by a Transferred Employee (whether in contract or in tort or under statute (including the * and any directives made under authority of that * ) for any remedy including, without limitation, for * , * , * , * , * , * , * or * , * under the * , or for * of * or of any other nature) as a result of anything * or * to be * in relation to the Transferred Employee’s * after the Employment Transfer Date; and

2)             any Claim by any * other than a * relating to that * with IBM or its Affiliates; and

3)             any Claim by any person who * to * in accordance with the Transfer Regulations as a result of a * to * of * by IBM, which will take effect after the Employee Transfer Date.

c.     If any * , (whether or not an * on the * ) brings a claim against Equifax, any member of the Equifax Group or IBM arising out of or in connection with the transfer of  the Transferred Employees to IBM, then Equifax and IBM shall give to each other as soon as practicable after any request therefore, all information which may reasonably be relevant to such claims and shall render to each other such assistance and co-operation as either shall reasonably require in contesting, settling or dealing with any such claim.

d.     Equifax warrants that the individuals on the Employee List are the only people in respect of whom IBM will inherit liabilities under the Transfer Regulations, and that they are * or * in the provision of Equifax internal IT services.

e.     Equifax warrants that all Transferred Employees are employed by one or more members of the Equifax Group and, to Equifax’s knowledge, none of the Transferred Employees are * in the * of * for * .

f.      Equifax warrants that no * under the * and * is being * by it in relation to the Transferred Employees.

g.     Equifax warrants that full and accurate details of all the Transferred Employee’s * and * of * (including without limitation, any * ) together with copies of all * have been disclosed to IBM, and that all * by Equifax to the Transferred Employees at the Employee Transfer Date have been disclosed to IBM and no changes to these have been proposed by either Equifax or its employees.

h.     Equifax warrants that the Primary Prescribed Particulars, the Secondary Particulars, the Relevant Personnel Documentation and the Employee List are complete and accurate in all respects. Equifax warrants to the best of it’s knowledge that the following Primary Prescribed Particulars, * , * , * and * above * for each Transferred

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-3-4

Employee are complete and accurate in all respects.

i.      Equifax warrants that none of the Transferred Employees are receiving or are due to receive * under any Equifax provided * or * or any * and there are no * by any of the Transferred Employees * Equifax in respect of any * , * , * or * .

j.      Equifax warrants that there are no * from Equifax or any of its Affiliates to any of the Transferred Employees.

k.     Equifax warrants that it has not recognised any * or * of * or any other * of * for the purpose of * in relation to any of the Transferred Employees and, there is no * or other * or * in force with any * or association of * or any other * and that there are no current * in relation to any of the Transferred Employees or, to Equifax’s knowledge, * for * by any * , or facts that may give rise to the same.

l.      Equifax warrants that it is not * of the * of * of any of the Transferred Employees nor so far as Equifax is aware is any Transferred Employee * of their * of * .

m.    Equifax warrants that it has performed all material obligations and duties required to be performed by it whether arising under contract, statute, at common law or otherwise in respect of each of the Transferred Employees and there are no * or * to any of the Transferred Employees and no liability has been incurred by Equifax which remains undischarged for * of any * of * or for * , * or otherwise, (including * ) or for * or any * under any * legislation or regulations or for * or * or otherwise and no order has been made at any time for the * or * of any of the Transferred Employees.

n.     Equifax warrants that none of the Transferred Employees has given Equifax or received * from Equifax nor are any of the Transferred Employees the subject of any * nor are any Transferred Employees engaged in any * , nor is Equifax engaged in relation to any Transferred Employee in any * , * or * , whether arising under contract or common law or arising out of or relating to any statute including, without limitation, the provisions of the * , * , * , * , * , * and * , the * and * , the * , the * to * , the* , the* , the* , the* , the* , the * or any Directive made by the Council of the European Economic Community and there is no matter or fact in existence which can be reasonably foreseen as likely to give rise to the same.

o.     Equifax warrants that there are no * or * engaged in the provision of the Services.  Equifax agrees at its own * to continue to make available under the

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-3-5

same * and * as available to Equifax * , * , and * for the Transferred Employees while * at Equifax * under this Agreement.

p.     * shall indemnify * (and its Affiliates) in respect of any costs or claims arising from any failure by * to provide the information which it is obliged to provide to and/ or consult with * in accordance with * of the Transfer Regulations and section * of * , other than where such failure to provide such information and/or consult is caused by * .

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-3-6

ATTACHMENT D-3-1

TRANSFERRED EMPLOYEES — UNITED KINGDOM

Employee No.	Employee Name	Job Title	Location	Employee Transfer Date	Years of Service
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-3-1-1

ATTACHMENT D-3-2

PRIMARY PRESCRIBED PARTICULARS

 “Primary Prescribed Particular” means with respect to each Transferred Employee, the following:

 *

 *

 * Number

 *

 *

 * Date of

 * date for *

 * (Start and finish)

 *

 *

 * (* , etc)

 *

 *

 *

 *

 * commitment

 * (as of 1 January 2000)

Average *

 *

 *

 * of *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-3-2-1

ATTACHMENT D-3-3

*	*	*
*	*	*
*	*	*
*	*	*
*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-3-3-1

Equifax/IBM Confidential

EXHIBIT D-4

HUMAN RESOURCES — UNITED STATES

The individuals listed in Attachment D-4-1 (the “Transferred Employees”) shall transfer to IBM in accordance with this Exhibit D-4.  Except where this Exhibit D-4 expressly provides otherwise, all * and * incurred by IBM in connection with the transfer of the employment of the Transferred Employees shall be the responsibility of IBM.  This Exhibit D-4 provides a description of the Human Resource related procedures and practices that IBM will apply to the U.S. Transferred Employees under this Agreement.

1.0          Staff

There will be a personnel transition period beginning on the Commencement Date for any Transferred Employees and continuing as outlined in Section 3.0 of this Exhibit D-4 (the “Personnel Transition Plan”).  During the personnel transition period:

a.       IBM will make employment offers that are contingent upon execution of the Agreement to the Transferred Employees not later than July 24, 2003 for the Transferred Employees who are employed by Equifax as of the date the offer is made.

IBM will be solely responsible for making any hiring offers to the Transferred Employees and such Transferred Employees must * the * from IBM * from the date the * is made;

b.       All Transferred Employees remaining on Equifax’s payroll until formally transferred to IBM employment (the “Transfer Date”) shall perform their duties under the direction and control of Equifax and will be treated as Equifax employees for all purposes; provided, however, that nothing herein shall be interpreted so as to relieve IBM of its obligations to provide the Services as of the Commencement Date.  IBM shall reimburse Equifax for the salaries of the Transferred Employees for the time period between the Execution Date and the Transfer Date;

c.       IBM will * Transferred Employees designated in Attachment D-4-2;

d.       Each offer of employment to a Transferred Employee shall include:

1.   an * than the * each such Transferred Employee * from * and * ;

2.   the * available to * ; and

3.   a minimum * of * , unless * for * .

e.       * for * will be determined using the Transferred Employee’s * with Equifax and IBM;

f.        If IBM * a Transferred Employee (other than for * , including * or * of the * of * ) prior to the end of * , such employee shall receive a * equal to the * and any * by such employee * Equifax (or any of its Affiliates) in connection with such * shall be subject to Section 4.0(b) below.  If the amount of such * is * such employee would have received * given his or her * with Equifax had he or she * until the date of his or her *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-4-1

of * with IBM, IBM shall provide such employee with * so as to * the * of * by IBM to such employee * such employee would have * under * had he or she * an * of * until the date of his or her * of * with IBM. For the purposes of this Schedule D, "*"does not include position * or * by IBM;

g.       After the * of * , Transferred Employees will be eligible for the IBM * based on their * with IBM;

h.       Transferred Employees will receive * towards any * or * requirement of IBM’s * , * and * for calendar year 2003 any * or * paid during calendar year 2003 prior to the Transfer Date by the Transferred Employees and their respective * under * , * and * . IBM * (* , * and * ) will begin on September 1, 2003 and there will be * in * due to * . Equifax’s service credit will be provided for the * for access to IBM * ;

i.        IBM will provide not less than * days written notice prior to the effective date of * to those Transferred Employees IBM intends to * at the * of their * with IBM; provided however, that no prior written notice is required when IBM * a Transferred Employee for * .  However, prior to any such * , other than for * , IBM shall use Commercially Reasonable Efforts to * such * ;

j.        Subject to the Agreement and Schedule O (Services Transfer Assistance), neither Party shall knowingly * of the other Party who is associated with the Agreement during the Term unless otherwise agreed in writing by the Parties.  If the * of any Transferred Employee that is * by IBM is * for any reason, Equifax or its designee shall have the right to * .  Equifax or IBM employee’s * or * resulting from * will be exempted from this provision;

k.       All * and * that are included within the Services and are * by Transferred Employees shall be * ; and

l.        IBM will provide an on-site Human Resources Executive to manage personnel transition activities for IBM and act as a single focal point to Equifax regarding Human Resource issues.

2.0          TRANSFERRED EMPLOYEES

A listing of the Equifax employees hired as a result of IBM providing the Services to Equifax is attached as Attachment D-4-1.

3.0          PERSONNEL TRANSITION PLAN

a. Following is a schedule for the transitioning of personnel from Equifax to IBM:

1.	Contract signed	July 31, 2003

2.	Equifax and IBM Press Releases	[date]

3.	Personnel transition meetings for managers	July 23, 2003

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-4-2

(a)     Equifax executive comments

(b)     Equifax transition highlights

      (i)        Introduction to IBM

    (ii)       IBM transition highlights

(c)   Introduction to IBM Personnel Transition Team

(iii)      IBM information packages delivered

(iv)      Including contingent *

4.	Identify Transferred Employees

5.	Personnel transition kickoff meetings	July 24, 2003

(a)   Equifax transition highlights

(b)   Introduction to IBM

(c)   IBM transition highlights

(d)   Equifax and IBM information packages delivered

6.	Employee information sessions	July 28, 2003

(a) Employment process review

(b) * overview

(c) * practices

(d) IBM Human Resources executive

(e) IBM transition * available

(f)  * returned to *

(g)   Equifax corporate and *

7.	* by Equifax	[date]

8.	Information verifications

9.	* discussion

10.	* confirming * delivered	[date]

11.	* due	July 30, 2003

12.	Preparation/payroll processing	July 30, 2003

13.	Date of hire with IBM	August 7, 2003

b. During the transition process:

1.     Transferred Employees will remain Equifax employees until the effective date of hire with IBM.  IBM will provide an on-site personnel executive who will:

(a)   act as the IBM transition period focal point for Equifax employees being hired by IBM;

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-4-3

(b) provide announcement day support; and

(c) coordinate IBM * exchanges.

2.     IBM will provide assistance with internal and external communications.

3.     IBM will provide all Transferred Employees with a tailored * plan which:

(a) provides IBM information to Transferred Employees;

(b) provides guidance through the employment process;

(c) introduces the IBM on-site personnel executive;

(d) prepares the Transferred Employees for employment with IBM; and

(e) prepares the Transferred Employees for separation from Equifax.

4.0 INDEMNITIES ON TRANSFER

(a) As provided in Section 14.2 of the Agreement, Equifax will indemnify and hold each member of IBM (and its Affiliates) and their respective officers, directors, employees, agents, successors, contractors, and assigns (each an “Indemnitee”) harmless from and against any and all Losses incurred by any of them, except to the extent, if any, that such Claim is attributable to a wrongful act of IBM (or its Affilites), arising out of or relating to any Claim by any * of either party arising as a result of any act or omission of Equifax relating to such * with a member of the Equifax Group prior to the Transfer Date;

(b) As provided in Section 14.1 of the Agreement, IBM will indemnify and hold each member of the Equifax Group and their respective officers, directors, employees, agents, successors, contractors, and assigns (each an “Indemnitee”) harmless from and against any and all Losses incurred by any of them, except to the extent, if any, that such Claim is attributable to a wrongful act of a member of the Equifax Group arising out of or relating to any Claim or on behalf of any * which arises or is alleged to arise as a result of any act or omission of IBM relating to the * such Transferred Employee was * to, or * with, IBM (or its Affiliate) or such * with IBM (or its Affiliate) on and after the Transfer Date.  Notwithstanding the foregoing, IBM shall not be responsible to indemnify Equifax or any successor against any Claim described in the preceding sentence to the extent IBM can demonstrate such Claim is attributable to * prior to the Transfer Date to the Transferred Employee by a member of the Equifax Group regarding the trms of such Transferred Employee’s * with IBM (or its Affiliate) where such * were not based on information provided to the Equifax Group member by IBM (or its Affiliate).

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-4-4

ATTACHMENT D-4-1

TRANSFERRED EMPLOYEES—UNITED STATES

Employee No.	Employee Name	Job Title	Transfer Date	Years of Service
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-4-1-1

*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-4-1-2

*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-4-1-3

ATTACHMENT D-4-2

*	*	*
*	*	*
*	*	*
*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-4-2-1

Equifax/IBM Confidential

EXHIBIT D-5

HUMAN RESOURCES—IRELAND

The individuals listed in Attachment D-5-1 (the “Transferred Employees”) shall transfer to IBM in accordance with this Exhibit D-5 and in accordance with the Transfer Regulations (as defined in this Exhibit D-5).  Except where this Exhibit D-5 expressly provides otherwise, all * and * incurred by IBM in connection with the transfer of the employment of the Transferred Employees shall be the responsibility of IBM. This provision shall be applicable to any employees of the Equifax Group transferred by the Equifax Group to IBM and/or its Affiliates in connection with the Agreement.

1.0  DEFINITIONS

For purposes of this Agreement and the Enabling Agreement Ireland, the following terms shall have the following meanings:

a.     “Employee List” means the list of Transferred Employees in Ireland set forth on Attachment D-5-1 to this Exhibit D-5.

b.     “Primary Prescribed Particulars” means such particulars as are set forth in Attachment D-5-2 to this Exhibit D-5.

c.     “Relevant Personnel Documentation” means all documents, manuals, codes, handbooks, procedure guides, publications and * (including collective *) that relate to the current * of * and * of the Transferred Employees.

d.     “Secondary Particulars” means, with respect to each of the Transferred Employees, any further information relevant to and which updates the Primary Prescribed Particulars, * records and/or * details, and any original documents being *.

e.     “Employee Transfer Date” has the meaning given in Section 2.0 below.

f.      “Transfer Regulations” means the European Communities (*) *, as amended or replaced from time to time.

2.0  STAFF TRANSFER

The Parties declare that they each consider the transaction referred to herein to constitute the transfer of an undertaking for the purpose of the Transfer Regulations and agree that the * of each Transferred Employee shall be * under and in accordance with applicable laws including, but not limited to, the Transfer Regulations as of the Employee Transfer Date for each such Transferred Employee as set out in Attachment D-5-1 (which shall be known as the “Employee Transfer Date”) and such * shall have effect as if * between the Transferred Employee and IBM (except with respect to the provision of a * providing for *, * or *).

3.0  EQUIFAX RESPONSIBILITIES

a.     Not later than * weeks prior to the Employee Transfer Date, Equifax shall provide IBM with the Employee List substantially in the manner set forth in Attachment D-5-1 to this Exhibit D-5, and shall deliver to IBM the Primary Prescribed Particulars of the Transferred Employees substantially in the manner set forth in Attachment D-5-2 to this Exhibit D-5, and the Relevant Personnel Documentation.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-5-1

b.     No later than * weeks after the Employee Transfer Date, Equifax shall deliver to IBM the Secondary Particulars of the Transferred Employees.

c.     Except with the prior written consent of IBM, (which consent shall not be unreasonably withheld) Equifax shall not, following the delivery of the Employee List:

1)             give notice to *, or * the * of any Transferred Employee or * any * for * for, or in connection with, the provision of Services; or

2)             make or propose any changes to the * and * of * of the Transferred Employees.

d.     Equifax will promptly notify IBM of any * of * received from any Transferred Employee and shall, unless authorized to the contrary by IBM, require the employee * to * of * as directed by IBM prior to the Employee Transfer Date.

e.     Equifax will promptly notify IBM of the *, for whatever reason, of the * of any Transferred Employee which is to * on or after the date of delivery of the Employee List, but before the Employee Transfer Date and the * of any such Transferred Employees shall be deemed to have been * from the Employee List.

f.      If and when reasonably required by IBM, during the * following the Employee Transfer Date, Equifax shall advise IBM concerning the interpretation and application of the Relevant Personnel Documentation.  Any reasonable * and * by Equifax as a result of its obligations under this paragraph shall be * by IBM.

g.     Except as provided Section 4(b) of this Exhibit D-5, all * to or in relation to the Transferred Employees (including, without limitation, * and other * , *, *, * and * and * to *) shall be * by Equifax up to and including the Employee Transfer Date.

4.0  IBM RESPONSIBILITIES

a.     For purposes of enabling Equifax to comply with its obligations pursuant to the Transfer Regulations, IBM shall give such information in writing as Equifax may reasonably request and shall provide such copies of documents as Equifax may reasonably require.

b.     All * to or in relation to the Transferred Employees (including, without limitation, * and other *, *,* , * and * and * to *) shall be borne by IBM after the Employee Transfer Date; provided that IBM will reimburse Equifax for the * and * of such Transferred Employees for the time period between the Execution Date and the Employee Transfer Date.

c.     For each Transferred Employee, IBM shall provide each Transferred Employee with * and * (other than * provided under an * for *, * or * and *) as will be * , * than those * by the Transferred Employees * the Employee Transfer Date.

d.     If IBM makes a Transferred Employee * (other than for *, including * or * of the * of *), such employee shall receive a * under IBM * then available based upon * (until the date of * of *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-5-2

with IBM) and any * by such * against Equifax (or any of its Affiliates) in connection with such * shall be subject to Section 5 (Indemnification) below.  For the purposes of this Schedule D, “*” does not include * or * by IBM.

5.0  INDEMNITIES AND WARRANTIES

a.     As provided in Section 14.2 of the Agreement, Equifax will indemnify and hold each member of IBM (and its Affiliates) and their respective officers, directors, employees, agents, successors, contractors, and assigns (each an “Indemnitee”) harmless from and against any and all Losses incurred by any of them, except to the extent, if any, that such Claim is attributable to a wrongful act of IBM, arising out of or in connection with:

1)             any Claim by an Transferred Employee (whether in contract or in tort or under statute (including the * and any directives made under authority of that *) for any remedy including, without limitation, for * of *, *, *, *, *, *, * or * or other *, * of * under the *, *, or for * of * or of any other nature) as a result of anything * or * to be * in relation to the Transferred Employee’s * prior to and including the Employee Transfer Date; and

2)             any Claim by any * other than an * relating to that * with Equifax or any member of the Equifax Group.

b.     As provided in Section 14.1 of the Agreement, IBM will indemnify and hold each member of the Equifax Group and their respective officers, directors, employees, agents, successors, contractors, and assigns (each an “Indemnitee”) harmless from and against any and all Losses incurred by any of them, except to the extent, if any, that such Claim is attributable to a wrongful act of a member of the Equifax Group arising out of or in connection with:

1)             any Claim by an Transferred Employee (whether in contract or in tort or under statute (including the * and any directives made under authority of that *) for any remedy including, without limitation, for * of *, *, * , *, *, *, * or * or other *, * of * under the *, *, or for * of * or of any other nature) as a result of anything * or * to be * in relation to the Transferred Employee’s * after the Employment Transfer Date;

2)             any Claim by any other * than an * relating to that * with IBM or its Affiliates; and

3)             any Claim by any person who * to * in accordance with the Transfer Regulations as a result of a * to his or her * by IBM, which will take effect after the Employee Transfer Date.

c.     If any * , (whether or not an * on the *) brings a claim against Equifax, any member of the Equifax Group or IBM arising out of or in connection with the transfer of  the Transferred Employees to IBM, then Equifax and IBM shall give to each other as soon as practicable after any request therefor, all information which may reasonably be relevant to such claims and shall render to each other such assistance and co-operation as either shall reasonably require in contesting, settling or dealing with any such claim.

d.     Equifax warrants that the individuals on the Employee List are the only people in respect of

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-5-3

whom IBM will inherit liabilities under the Transfer Regulations, and that they are employed * or * in the provision of Equifax internal IT services.

e.     Equifax warrants that all Transferred Employees are employed by one or more members of the Equifax Group and, to Equifax’s knowledge, none of the Transferred Employees are currently * in the *.

f.      Equifax warrants that no * under the * and * is being * in relation to the Transferred Employees.

g.     Equifax warrants that full and accurate details of all the Transferred Employee’s * and * of * (including without limitation, any *) together with copies of all * have been disclosed to IBM, and that all * by Equifax to the Transferred Employees at the Employee Transfer Date have been disclosed to IBM and no changes to these have been proposed by either Equifax or its employees.

h.     Equifax warrants that the Primary Prescribed Particulars, the Secondary Particulars, the Relevant Personnel Documentation and the Employee List are complete and accurate in all respects.  Equifax warrants to the best of it’s knowledge that the following Primary Prescribed Particulars, * , *, * and * for each Transferred Employee are complete and accurate in all respects.

i.      Equifax warrants that none of the Transferred Employees are receiving or are due to receive * under any Equifax provided * or * or any similar * and there are no * by any of the Transferred Employees * Equifax in respect of any *, *, * or *.

j.      Equifax warrants that there are no * from Equifax or any of its Affiliates to any of the Transferred Employees.

k.     Equifax warrants that it has not recognised any * or * of * or any other * of * for the purpose of * in relation to any of the Transferred Employees and, there is no * or other * or * in force with any * or * of * or any other * and that there are no current * in relation to any of the Transferred Employees or, to Equifax’s knowledge, claims for * by any *, or facts that may give rise to the same.

l.      Equifax warrants that it is not in * of the * of * of any of the Transferred Employees nor so far as Equifax is aware is any Transferred Employee * of their * of *.

m.    Equifax warrants that it has performed all material obligations and duties required to be performed by it whether arising under contract, statute, at common law or otherwise in respect of each of the Transferred Employees and there are no * or * to any of the Transferred Employees and no liability has been incurred by Equifax which remains undischarged for * of any * of * or for *, * or otherwise, (including *) or for * or any * under any * legislation or regulations or for * dismissal or * or otherwise and no order has been made at any time for the * or * of any of the Transferred Employees.

n.     Equifax warrants that none of the Transferred Employees has given Equifax or received * from Equifax nor are any of the Transferred Employees the subject of any * nor are any Transferred Employees engaged in any

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-5-4

*, nor is Equifax engaged in relation to any Transferred Employee in any * , * or *, whether arising under contract or common law or arising out of or relating to any statute including, without limitation, the *, *; *, *; the * , *; the *; the *, *; the *, *; the *; the * , all as maybe amended or replaced from time to time, the * or any Directive made by the Council of the European Economic Community and there is no matter or fact in existence which can be reasonably foreseen as likely to give rise to the same.

o.     Equifax warrants that there are no * or * engaged in the provision of the Services.  Equifax agrees at its own * to continue to make available under the same * and * as available to *, *, and * for the Transferred Employees while they are * at Equifax * under the Agreement.

p.     * shall indemnify * in respect of any costs or Claims arising from any failure by * to provide the information which it is obliged to provide to and/or consult with * or their * in accordance with * of the Transfer Regulations, other than where such failure to provide such information and/or consult is caused by *.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-5-5

ATTACHMENT D-5-1

TRANSFERRED EMPLOYEES—IRELAND

Employee No.	Employee Name	Job Title	Location	Employee Transfer Date	Years of Service
*	*	*	*	*	*
*	*	*	*	*	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-5-1-1

ATTACHMENT D-5-2

PRIMARY PRESCRIBED PARTICULARS

 “Primary Prescribed Particular” means with respect to each Transferred Employee, the following:

*

*

* Number

*

*

Date of *

* date for *

* (Start and finish)

*

*

* (*, *, *, etc)

*

*

*

*

Training/Sponsorship commitment

* ( as of 1 January 2000)

Average *

*

*

* of *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

D-5-2-1

Equifax/IBM Confidential

SCHEDULE E – MACHINES

TO

AGREEMENT FOR OPERATIONS SUPPORT SERVICES

BY AND BETWEEN

EQUIFAX INC.

AND

INTERNATIONAL BUSINESS MACHINES CORPORATION

E-1

Equifax/IBM Confidential

EXHIBIT E-1

MACHINES - CANADA

1.                                      NETWORK SERVICE TOWER

1.1                               Equifax Provided Hardware

*

(i)                                     IBM is responsible for the accuracy of the information contained in this table:

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-1

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-2

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(ii)

(iii)                               Equifax is responsible for the accuracy of the information contained in this table:

E-1-3

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-4

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-5

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-6

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-7

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-8

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-9

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-10

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-11

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-12

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-13

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-14

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-15

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-16

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-17

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-18

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-19

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-20

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*

(iv)                              IBM is responsible for the accuracy of the information contained in this table:

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-21

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(v)

(vi)                              Equifax is responsible for the accuracy of the information contained in this table:

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-22

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*

(vii)                           IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(viii)                        Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-23

1.2                               IBM Machines

*

(i)                                     IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(ii)                                  Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-24

(b)           * IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(ii)                                  Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-25

(c)                                  *

(i)                                     IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(ii)                                  Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-26

1.3                               Equifax Provided Office Furniture

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

2.                                      OPERATIONS SERVICE TOWER

2.1                               Equifax Provided Hardware

*

(i)                                     IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-27

(ii)                                  Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(iii)                               * IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(iv)                              Equifax is responsible for the accuracy of the information contained in this table:

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-28

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-29

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-30

*
Ref Number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-31

(b)                                 *

(i)                                     IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(ii)                                  Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-32

(c)                                  *

(i)                                     IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(ii)                                  Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-33

(d)                                 *

(i)                                     IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(ii)                                  Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-34

2.2                               IBM Machines

(a)                                  *

(i)                                     IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-35

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(ii)

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-36

(iii)                               Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(iv)                              * IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(v)

(vi)                              Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-37

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(vii)                           * IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(viii)                        Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(ix)                                * IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-38

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-39

(x)                                   Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(xi)                                * IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-40

(xii)                             Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-1-41

Equifax/IBM Confidential

EXHIBIT E-2
MACHINES - SPAIN

1.                                      NETWORK SERVICE TOWER

1.1          Equifax Provided Hardware

*

(i)                                     IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(ii)                                  Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(iii)                               * IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-2-1

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(iv)                              Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(v)                                 * IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(vi)                              Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-2-2

1.2                               IBM Machines

*

(i)                                     IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(ii)                                  Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(iii)                               * IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-2-3

(iv)                              Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(v)                                 * IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(vi)                              Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-2-4

1.3                               Equifax Provided Office Furniture

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

2.                                      OPERATIONS SERVICE TOWER

2.1                               Equifax Provided Hardware

*

(i)                                     IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(ii)                                  Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(iii)                               * IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-2-5

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(iv)                              Equifax is responsible for the accuracy of the information contained in this table:

*

Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-2-6

Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

(v)                                 IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

NONE EXISTING AS OF THE COMMENCEMENT DATE

(vi)                              Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

NONE EXISTING AS OF THE COMMENCEMENT DATE

(vii)                           * IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-2-7

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

NONE EXISTING AS OF THE COMMENCEMENT DATE

(viii)                        Equifax is responsible for the accuracy of the information contained in this table:

Equifax Provided Hardware – MicroLan

Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

(b)                                 Service Desk

(i)                                     IBM is responsible for the accuracy of the information contained in this table:

Equifax Provided Hardware – Service Desk

Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

NONE EXISTING AS OF THE COMMENCEMENT DATE

(ii)                                  Equifax is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-2-8

Equifax Provided Hardware – Service Desk

Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

NONE EXISTING AS OF THE COMMENCEMENT DATE

2.2                               IBM Machines

(a)                                  Mainframe

(i)                                     IBM is responsible for the accuracy of the information contained in this table:

IBM Machines –Mainframe

Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

(ii)                                  Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-2-9

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(iii)                               * IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(iv)                              Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(v)                                 * IBM is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-2-10

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(vi)                              Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(vii)                           * IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(viii)                        Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-2-11

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(ix)                                * IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(x)                                   Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-2-12

Equifax/IBM Confidential

EXHIBIT E-3
MACHINES - UNITED KINGDOM

1.                                      NETWORK SERVICE TOWER

1.1                               Equifax Provided Hardware

*

(i)                                     IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(ii)                                  Equifax is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-1

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*

(iii)                               IBM is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-2

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-3

(iv)                              Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-4

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-5

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-6

(v)                                 IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(vi)                              Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-7

1.2                               IBM Machines

*

(i)                                     IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(ii)                                  Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(iii)                               * IBM is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-8

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(iv)                              Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-9

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-10

(b)                                 IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(i)                                     Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

1.3                               Equifax Provided Office Furniture

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-11

2.                                      OPERATIONS SERVICE TOWER

2.1                               Equifax Provided Hardware

*

(i)                                     IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-12

(ii)                                  Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(iii)                               * IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(iv)                              Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-13

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-14

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-15

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-16

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*

(v)                                 IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-17

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(vi)                              Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(vii)                           * IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(viii)                        Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-18

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-19

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-20

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-21

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-22

(b)                                 IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(i)                                     Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-23

2.2                               IBM Machines

*

(i)                                     IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-24

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-25

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-26

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-27

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-28

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-29

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-30

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-31

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(ii)                                  Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-32

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-33

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-34

(b)                                 IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(i)                                     Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-35

(c)                                  *

*              IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(i)                                     Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-36

(d)                                 *

*                                         IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(i)                                     Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-37

(e)                                  *

*                                         IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(i)                                     Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-3-38

Equifax/IBM Confidential

EXHIBIT E-4
MACHINES - UNITED STATES

1.                                      NETWORK SERVICE TOWER

1.1                               Equifax Provided Hardware

*

(i)                                     IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-1

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-2

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-3

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-4

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-5

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-6

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-7

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-8

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-9

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-10

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-11

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-12

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-13

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-14

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-15

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-16

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-17

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-18

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(ii)

(iii)                               Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-19

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-20

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-21

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-22

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-23

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-24

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-25

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-26

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-27

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-28

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-29

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(iv)                              IBM is responsible for the accuracy of the information contained in this table:

*
Facility	Circuit ID	City	State

*

(v)                                 Equifax is responsible for the accuracy of the information contained in this table:

*
Facility	Circuit ID	City	State

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-30

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-31

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-32

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-33

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-34

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-35

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-36

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-37

*

(vi)

(1)  NOTE:  These VPN connections are monitored and managed .

*

(vii)                           IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-38

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-39

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(viii)                        Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-40

(b)                                 Web/Internet

(i)                                     IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(ii)                                  Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-41

1.2                               IBM Machines

*

(i)                                     IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-42

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-43

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-44

(ii)

(iii)                               Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(iv)                              IBM is responsible for the accuracy of the information contained in this table:

*
Facility	Circuit ID	City	State

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-45

*
Facility	Circuit ID	City	State

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-46

*
Facility	Circuit ID	City	State

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-47

*
Facility	Circuit ID	City	State

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-48

*
Facility	Circuit ID	City	State

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-49

*
Facility	Circuit ID	City	State

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-50

*
Facility	Circuit ID	City	State

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-51

*
Facility	Circuit ID	City	State

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-52

*
Facility	Circuit ID	City	State

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-53

*
Facility	Circuit ID	City	State

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-54

*
Facility	Circuit ID	City	State

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-55

*
Facility	Circuit ID	City	State

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-56

*
Facility	Circuit ID	City	State

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-57

*
Facility	Circuit ID	City	State

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-58

*
Facility	Circuit ID	City	State

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-59

*
Facility	Circuit ID	City	State

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-60

*
Facility	Circuit ID	City	State

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-61

*
Facility	Circuit ID	City	State

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-62

*
Facility	Circuit ID	City	State

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-63

*
Facility	Circuit ID	City	State

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-64

*
Facility	Circuit ID	City	State

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-65

*
Facility	Circuit ID	City	State

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-66

*
Facility	Circuit ID	City	State

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-67

*
Facility	Circuit ID	City	State

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-68

*
Facility	Circuit ID	City	State

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-69

*
Facility	Circuit ID	City	State

*

(v)                                 Equifax is responsible for the accuracy of the information contained in this table:

*
Facility	Circuit ID	City	State

*

*

(vi)                              IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(vii)                           Equifax is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-70

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(viii)                        * IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-71

(ix)                                Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

1.3                               Equifax Provided Office Furniture

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-72

2.                                      OPERATIONS SERVICE TOWER

2.1                               Equifax Provided Hardware

*

(i)                                     IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(ii)                                  Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-73

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-74

(b)                                 IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(i)                                     Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-75

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-76

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-77

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-78

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-79

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-80

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-81

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-82

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-83

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-84

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-85

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-86

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-87

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-88

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-89

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-90

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-91

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-92

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-93

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-94

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-95

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-96

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-97

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*

(ii)                                  IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-98

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(iii)                               Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-99

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-100

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-101

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-102

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-103

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-104

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-105

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-106

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-107

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-108

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-109

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-110

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-111

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-112

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-113

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-114

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-115

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-116

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-117

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-118

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-119

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-120

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-121

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-122

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-123

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-124

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-125

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-126

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-127

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-128

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-129

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-130

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-131

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-132

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-133

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-134

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-135

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-136

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-137

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-138

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-139

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-140

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-141

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-142

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-143

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-144

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-145

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-146

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-147

(c)                                  IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(i)                                     Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-148

(d)                                 *

*                                         IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(i)                                     Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-149

2.2                               IBM Machines

*

(i)                                     IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-150

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-151

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-152

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-153

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-154

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-155

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-156

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-157

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-158

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-159

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-160

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-161

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-162

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-163

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-164

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-165

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-166

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-167

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-168

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-169

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-170

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-171

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-172

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-173

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-174

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-175

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-176

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-177

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-178

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-179

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-180

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-181

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-182

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-183

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(ii)                                  Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*

(i)                                     IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-184

(ii)                                  Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(iii)                               * IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-185

(iv)                              Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(v)                                 * IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-186

(vi)                              Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

(vii)                           * IBM is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-187

(viii)                        Equifax is responsible for the accuracy of the information contained in this table:

*
Ref number	Device Type	Asset Tag No.	Manufacturer	Model	Serial Number	Location	Schedule G Ref(s)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E-4-188

SCHEDULE F – SOFTWARE

TO

AGREEMENT FOR OPERATIONS SUPPORT SERVICES

BY AND BETWEEN

EQUIFAX INC.

AND

INTERNATIONAL BUSINESS MACHINES CORPORATION

F-1

SCHEDULE F

SOFTWARE

The attached Exhibits comprise the Software used to provide the Services under the Agreement for each Country Location as of the Commencement Date.  The use of such Software is limited to the specified Country Location, unless expressly stated otherwise in the applicable Exhibit or expressly permitted by the applicable license agreement.

F-2

EXHIBIT F-1

SOFTWARE - CANADA

1.                                      NETWORK SERVICE TOWER

*

*

*

(A)                              IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(B)                                Equifax is responsible for the accuracy of the information contained in this table:

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-1

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-2

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(C)                                IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(D)                               Equifax is responsible for the accuracy of the information contained in this table

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-3

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Agreement(2)		Maintenance Contract Responsibility(1)

							License Type	Licensee	Finan.	Customer
*

(ii)                                  * Applicaztions Software – Equifax

(A)                              IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Agreement(2)		Maintenance Contract Responsibility(1)

							License Type	Licensee	Finan.	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-4

(B)                                Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Agreement(2)		Maintenance Contract Responsibility(1)

							License Type	Licensee	Finan.	Customer
*

(C)                               * IBM is responsible for the accuracy of the information contained in this table:

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-5

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(D)                               Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-6

(iii)                               * Applications Software – Equifax

(A)                              IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(B)                                Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-7

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(C)                                * IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-8

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(D)                               Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-9

*

(E)                                 * IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(F)                                 Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-10

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(G)                                * IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-11

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(H)                               Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(b)                                 Voice

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-12

(i)                                     Applications Software – IBM

(A)                              IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(B)                                Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-13

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(C)                                * IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-14

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(D)                               Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-15

(E)                                 * IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(F)                                 Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-16

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(G)                                * IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(H)                               Equifax is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-17

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

2.                                      OPERATIONS SERVICE TOWER

*

*

(i)                                     Applications Software – Equifax

(A)                              IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-18

(B)                                Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

ii)                                      Systems Software

(A)                              IBM is responsible for the accuracy of the information contained in this table:

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-19

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-20

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-21

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

B)

(C)                                Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-22

*

(D)                               * IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

E)                                     Equifax is responsible for the accuracy of the information contained in this table:

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-23

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-24

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-25

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

F)

(iii)                               * IBM is responsible for the accuracy of the information contained in this table:

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-26

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer

*

(A)                              Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-27

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-28

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*

*

(B)                                IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-29

(C)                                Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(D)                               * IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-30

(E)                                 Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*

(F)                                 * IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-31

(G)                                Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(H)                               * IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-32

(I)                                    Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*

(J)                                   * IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-33

(K)                               Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(L)                                 * IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-34

(M)                            Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*

*

(N)                               * IBM is responsible for the accuracy of the information contained in this table:

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-35

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(O)          Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(P)           * IBM is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-36

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-37

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-38

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-39

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(Q)          Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-40

(R)           *  IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(S)           Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-41

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(T)           * IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-42

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-43

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-44

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(U)

(V)           Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-45

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

 *

(W)         *  IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-46

(X)          Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(Y)           * IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-47

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(Z)           Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

 *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-48

(AA)       *  IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(BB)        Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-49

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(CC)        * IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(DD)       Equifax is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-50

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

 *

(EE)         * IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-51

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(FF)         Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(GG)        * IBM is responsible for the accuracy of the information contained in this table:

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-52

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(HH)       Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-53

(1)  This column specifies each party’s financial and customer responsibility for the software maintenance contract.   Financial responsibility for maintenance contracts falls in one of three categories:  IBM Assumed (“IA”); Pass-Through Expense (“PTE”) (i.e., expenses that would be managed by IBM but paid directly by Equifax or by reimbursement of IBM); or Equifax Retained (“ER”).  If responsibility in a particular case for such functions is not the same as for the underlying hardware asset, this exception should be specifically identified.   The Customer column specifies whether Equifax (“E”) or IBM (“I”) is the party to the maintenance contract.  “ER” (suspended) indicates that Equifax has suspended their license and is now under the relevant IBM agreement. The licenses will be transferred back to Equifax when the agreement ends/terminates.

(2)  This column specifies each party’s financial and legal responsibility for the license agreement.  Financial responsibility for license agreement falls in one of three categories:  IBM Assumed (“IA”); Pass-Through Expense (“PTE”) (i.e., expenses that would be managed by IBM but paid directly by Equifax or by reimbursement of IBM); or Equifax Retained (“ER”).  If responsibility in a particular case for such functions is not the same as for the underlying hardware asset, this exception should be specifically identified.  The Licensee column specifies whether Equifax (“E”) or IBM (“I”) is the party to the license agreement.  “ER” (suspended) indicates that Equifax has suspended their license and is now under the relevant IBM agreement. The licenses will be transferred back to Equifax when the agreement ends/terminates.

To Be Determined (“TBD”) may be used in any column, if necessary and applicable.

Not Applicable (“NA”) may be used in any column, if necessary and applicable.

Note: US and Canada license type may not indicated and licenses may or may not be perpetual.

Unavailable (“U”) may be used in the Agreement/Lic# column if agreement number is not available or is not applicable to the indicated agreement.

Canada Note:  *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-1-54

EXHIBIT F-2

SOFTWARE - SPAIN

1.                          NETWORK SERVICE TOWER

 *

 *

(i)                                   * Equifax

(A)                           IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contrac Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(B)                            Equifax is responsible for the accuracy of the information contained in this table:

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-1

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*

(A)                           IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(B)                            Equifax is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-2

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(iii)                             * Equifax

(A)                           IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-3

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*
*

(B)                            Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(C)                            * IBM is responsible for the accuracy of the information contained in this table:

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-4

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(D)                           Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(iv)                            * Equifax

(A)                           IBM is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-5

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(B)                            Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(C)                            * IBM is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-6

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(D)                           Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

 *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-7

 *

(E)                             * IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(F)                              Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-8

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(G)                            * IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(H)                           Equifax is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-9

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

 *

(I)                                 * IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-10

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(J)                                Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(K)                           * IBM is responsible for the accuracy of the information contained in this table:

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-11

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(L)                             Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

 *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-12

(M)                         * IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(N)                           Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-13

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(O)                           * IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(P)                             Equifax is responsible for the accuracy of the information contained in this table:

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-14

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

2.                          OPERATIONS SERVICE TOWER

 *

 *

(A)                               * IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-15

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(B)                            Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

 *

(C)                            IBM is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-16

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(D)                           Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-17

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(E)                             IBM is responsible for the accuracy of the information contained in this table:

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-18

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(F)                              Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*

*

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-19

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-20

*

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-21

*

*

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-22

*

*

*

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-23

*

*

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-24

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*

*

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-25

*

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(G)                            * IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-26

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

H)                                Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Assetz Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-27

2.2.                            IBM Software

A)                                IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

B)                                 Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-28

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(C)                            * IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-29

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-30

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(D)

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-31

(E)                             Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*

(F)                              *IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-32

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(G)                            Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(H)                           *IBM is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-33

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(I)                                 Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-34

(J)                                *IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(K)                           Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-35

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(L)                             *IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(M)                         Equifax is responsible for the accuracy of the information contained in this table:

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-36

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*

(N)                           *IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-37

(O)                           Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(P)                             *IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-38

(Q)                           Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*

(R)                            *IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-39

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(S)                              Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(T)                             *IBM is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-40

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

(U)                           Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-2-41

(1) This column specifies each party’s financial and customer responsibility for the software maintenance contract.   Financial responsibility for maintenance contracts falls in one of three categories:  IBM Assumed (“IA”); Pass-Through Expense (“PTE”) (i.e., expenses that would be managed by IBM but paid directly by Equifax or by reimbursement of IBM); or Equifax Retained (“ER”).  If responsibility in a particular case for such functions is not the same as for the underlying hardware asset, this exception should be specifically identified.   The Customer column specifies whether Equifax (“E”) or IBM (“I”) is the party to the maintenance contract.  “ER” (suspended) indicates that Equifax has suspended their license and is now under the relevant IBM agreement. The licenses will be transferred back to Equifax when the agreement ends/terminates.

(2) This column specifies each party’s financial and legal responsibility for the license agreement.  Financial responsibility for license agreement falls in one of three categories:  IBM Assumed (“IA”); Pass-Through Expense (“PTE”) (i.e., expenses that would be managed by IBM but paid directly by Equifax or by reimbursement of IBM); or Equifax Retained (“ER”).  If responsibility in a particular case for such functions is not the same as for the underlying hardware asset, this exception should be specifically identified.  The Licensee column specifies whether Equifax (“E”) or IBM (“I”) is the party to the license agreement.  “ER” (suspended) indicates that Equifax has suspended their license and is now under the relevant IBM agreement. The licenses will be transferred back to Equifax when the agreement ends/terminates.

To Be Determined (“TBD”)  maybe used in any column, if necessary and applicable.

 Not Applicable (“N/A”)may be used in any column, if necessary and applicable.

F-2-42

EXHIBIT F-3

SOFTWARE - UNITED KINGDOM

1.                          NETWORK SERVICE TOWER

*

(i)                                   *

(A)                           IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer

*

(B)                            Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-1

*

(C)                            *IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-2

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer

*

(D)                           Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-3

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer

*

*

(E)                             *IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-4

(F)                              Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer

*

(G)                            *IBM is responsible for the accuracy of the information contained in this table:

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-5

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer

*

(H)                           Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer

*

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-6

(I)                                 *IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer

*

(J)                                Equifax is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility(1)

								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-7

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	MaintenanceVendor	Schedule G Ref(s)	License Type	License Agreement [2]		Maintenance Contract Responsibility [1]
								Financial	Licensee	Financial	Customer

                (K)          * IBM is responsible for the accuracy of the information contained in this table:

*

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	MaintenanceVendor	Schedule G Ref(s)	License Type	License Agreement [2]		Maintenance Contract Responsibility [1]
								Financial	Licensee	Financial	Customer
		*	*	*	*					*	*
*
			*				*	*	*
*
*

                (L)           Equifax is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-8

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	MaintenanceVendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility [1]
								Financial	Licensee	Financial	Customer

*

*

*

*

                *

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	MaintenanceVendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility [1]
								Financial	Licensee	Financial	Customer

*

*

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-9

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	MaintenanceVendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility [1]
								Financial	Licensee	Financial	Customer

*

*

*
*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	MaintenanceVendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility [1]
								Financial	Licensee	Financial	Customer
		*	*	*	*		*	*	*	*	*
		*	*	*	*		*	*	*	*	*
		*	*	*	*		*	*	*	*	*
		*	*	*	*		*	*	*	*	*

*

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-10

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	MaintenanceVendor	Schedule G Ref(s)	License Type	License Agreement [2]		Maintenance Contract Responsibility [1]
								Financial	Licensee	Financial	Customer

*

*

*

                *

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	MaintenanceVendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility [1]
								Financial	Licensee	Financial	Customer

*

                *

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-11

Equifax/IBM Confidential

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-12

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-13

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(M)         * IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(N)          * Equifax is responsible for the accuracy of the information contained in this table:

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-14

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

2.             OPERATIONS SERVICE TOWER

*

(A)          * IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-15

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(B)           * Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(C)           * IBM is responsible for the accuracy of the information contained in this table:

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-16

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-17

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-18

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(D)

(E)           * Equifax is responsible for the accuracy of the information contained in this table:

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-19

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*

(F)           * IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-20

(G)           * Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(H)          * IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-21

(I)            * Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-22

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-23

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-24

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-25

(J)            * IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(K)          * Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-26

(L)           * IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(M)         * Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-27

(N)          * IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(O)          * Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-28

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-29

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-30

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-31

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(P)           * IBM is responsible for the accuracy of the information contained in this table:

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-32

Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(Q)          * Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(R)           * IBM is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-33

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(S)           * Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(T)           * IBM is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-34

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(U)          * Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-35

(V)           * IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(W)         * Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-36

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(X)          IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-37

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-38

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-39

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-40

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-41

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-42

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-43

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(Y)

(Z)           Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(AA)       IBM is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-44

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(BB)        Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(CC)        Systems Software - IBMIBM is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-45

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(DD)       Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-46

(EE)         IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(FF)         Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-47

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(GG)        IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(HH)       Equifax is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-48

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(II)           IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-49

(JJ)          Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(KK)       IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-50

(LL)         Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(MM)     IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-51

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(NN)       Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(OO)       IBM is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-52

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(PP)         Equifax is responsible for the accuracy of the information contained in this table: into this category.]

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-3-53

(1)  This column specifies each party’s financial and customer responsibility for the maintenance contract.    Financial responsibility for maintenance contracts falls in one of three categories:  IBM Assumed (“IA”); Pass-Through Expense (“PTE”) (i.e., expenses that would be managed by IBM but paid directly by Equifax or by reimbursement of IBM); or Equifax Retained (“ER”).  If responsibility in a particular case for such functions is not the same as for the underlying hardware asset, this exception should be specifically identified.   The Customer column specifies whether Equifax (“E”) or IBM (“I”) is the party to the maintenance contract.

(2)  This column specifies each party’s financial and legal responsibility for the license agreement.  Financial responsibility for license agreement falls in one of three categories:  IBM Assumed (“IA”); Pass-Through Expense (“PTE”) (i.e., expenses that would be managed by IBM but paid directly by Equifax or by reimbursement of IBM); or Equifax Retained (“ER”).  If responsibility in a particular case for such functions is not the same as for the underlying hardware asset, this exception should be specifically identified.  The Licensee column specifies whether Equifax (“E”) or IBM (“I”) is the party to the license agreement.

F-3-54

Equifax/IBM Confidential

EXHIBIT F-4

SOFTWARE - UNITED STATES

1.             NETWORK SERVICE TOWER

*

(A)                              IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-1

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

(B)                                Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-2

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-3

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-4

*

(C)                                IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-5

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

(D)

(E)                                 Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-6

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*

(F)                                 * IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(G)                                Equifax is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-7

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(H)                               * IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(I)            Equifax is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-8

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*

(J)            * IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(K)          Equifax is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-9

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(L)           * IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(M)                            Equifax is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-10

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

1.2.         IBM Software

*

(A)                              IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-11

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(B)           Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(C)           * IBM is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-12

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-13

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

(D)          Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-14

(E)           * IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(F)           Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-15

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(G)           * IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(H)          Equifax is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-16

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*

(I)            * IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-17

(J)            Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(K)          * IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-18

(L)           Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

2.             OPERATIONS SERVICE TOWER

*

(A)                              IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-19

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(B)                                Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(C)                                * IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-20

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-21

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-22

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-23

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-24

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-25

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-26

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-27

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-28

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-29

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-30

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-31

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

(D)                               Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-32

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*

(E)                                 IBM is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-33

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(F)                                 Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-34

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-35

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-36

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-37

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*

(G)                                IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

(H)                               Equifax is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-38

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-39

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*

(ii)                                  Applications Software — Equifax

(A)                              IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(B)                                Equifax is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-40

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(iii)                               Systems Software

(A)                              IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

(B)                                Equifax is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-41

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(b)                                 MicoLan

(i)                                     Applications Software – Equifax

(A)                              IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-42

(B)                                Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(C)                                * IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-43

(D)                               Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*

(E)                                 * IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-44

(F)                                 Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(G)                                * IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-45

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(H)                               Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-46

(I)                                    * IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(J)                                   Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-47

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(K)                               * IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-48

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-49

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-50

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-51

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-52

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-53

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-54

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-55

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-56

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-57

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-58

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-59

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-60

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-61

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-62

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-63

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)	Maintenance Contract Responsibility (1)

*

(L)

(M)                            Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-64

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*

(N)                               IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-65

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(O)                               Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(P)                                 * IBM is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-66

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(Q)                               Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-67

(R)                                * IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(S)                                 Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-68

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(T)                                * IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(U)                               Equifax is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-69

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*

(V)                                * IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-70

(W)                           Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(X)                               * IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-71

(Y)                                Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*

(Z)                                * IBM is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-72

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(AA)                    Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(BB)                        * IBM is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-73

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

(CC)                        Equifax is responsible for the accuracy of the information contained in this table:

*
Ref. No.	Asset Tag No.	Manufacturer	Product Name & Release / Version	Platform / Configuration	Maintenance Vendor	Schedule G Ref(s)	License Type	License Agreement(2)		Maintenance Contract Responsibility (1)
								Financial	Licensee	Financial	Customer

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

F-4-74

(1)  This column specifies each party’s financial and customer responsibility for the software maintenance contract.   Financial responsibility for maintenance contracts falls in one of three categories:  IBM Assumed (“IA”); Pass-Through Expense (“PTE”) (i.e., expenses that would be managed by IBM but paid directly by Equifax or by reimbursement of IBM); or Equifax Retained (“ER”).  If responsibility in a particular case for such functions is not the same as for the underlying hardware asset, this exception should be specifically identified.   The Customer column specifies whether Equifax (“E”) or IBM (“I”) is the party to the maintenance contract.  “ER” (suspended) indicates that Equifax has suspended their license and is now under the relevant IBM agreement. The licenses will be transferred back to Equifax when the agreement ends/terminates.

(2)  This column specifies each party’s financial and legal responsibility for the license agreement.  Financial responsibility for license agreement falls in one of three categories:  IBM Assumed (“IA”); Pass-Through Expense (“PTE”) (i.e., expenses that would be managed by IBM but paid directly by Equifax or by reimbursement of IBM); or Equifax Retained (“ER”).  If responsibility in a particular case for such functions is not the same as for the underlying hardware asset, this exception should be specifically identified.  The Licensee column specifies whether Equifax (“E”) or IBM (“I”) is the party to the license agreement.  “ER” (suspended) indicates that Equifax has suspended their license and is now under the relevant IBM agreement. The licenses will be transferred back to Equifax when the agreement ends/terminates.

To Be Determined (“TBD”) may be used in any column, if necessary and applicable.

Not Applicable (“NA”)may be used in any column, if necessary and applicable.

Note: US and Canada license type may not indicated and licenses may or may not be perpetual.

F-4-75

Equifax/IBM Confidential

SCHEDULE G – THIRD PARTY AGREEMENTS

TO

AGREEMENT FOR OPERATIONS SUPPORT SERVICES

BY AND BETWEEN

EQUIFAX INC.

AND

INTERNATIONAL BUSINESS MACHINES CORPORATION

G-1

SCHEDULE G

THIRD PARTY AGREEMENTS

The attached Exhibits compose the Third Party Agreements used to provide the Services under the Agreement for each Country Location as of the Commencement Date.  The use of the services under such Third Party Agreements is limited to the specified Country Location, unless expressly stated otherwise in the applicable Exhibit or expressly permitted by the applicable license, lease or services agreement.

2

EXHIBIT G - 1

THIRD PARTY AGREEMENTS - *

* IBM is responsible for the accuracy of the information contained in this table:

Ref. No.	*		Contract Type	Agmnt/ Lic #	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description			Financial	Legal	Financial	Legal
SERVICES
*
SOFTWARE
*
	Merril	*
	MVS Solutions	*
	Princeton	*
	Princeton	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G-1-1

Ref. No.	*	Contract Type	Agmnt/ Lic #	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description		Financial	Legal	Financial	Legal
	SoftSystems	*
	Software AG	*
	Sterling Commerce	*
	Syncsort	*
	BMC	*
	Candle	*
	Candle	*
	CNT	*
	Computer Associates	*
	Diversified	*
	GT Software	*
	SAS	*
	HP	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G-1-2

Ref. No.	*		Contract Type	Agmnt/ Lic #	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description			Financial	Legal	Financial	Legal
*

(a)           * Equifax is responsible for the accuracy of the information contained in this table:

Ref. No.	*		Contract Type	Agmnt/ Lic #	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description			Financial	Legal	Financial	Legal
SERVICES
*
	Accord/Cygnal	*
	AT&T Canada	*
	Bell Canada	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G-1-3

Ref. No.	*		Contract Type	Agmnt/ Lic #	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description			Financial	Legal	Financial	Legal
*
Bell Canada
Mobility Canada
Williams (Telus)
Genicom Canada
Hewlett Packard
Hewlett Packard
Hewlett Packard
Network Associates
Black and McDonald
Hawkeye Information Systems
Cycom

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G-1-4

Ref. No.	*	Contract Type	Agmnt/ Lic #	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description		Financial	Legal	Financial	Legal
*
	Data Protection Service Agreement	*
	Videotron	*
	Videotron	*
	Iron Mountain	*
	Recal	*
	Prodata	*
	SOFTWARE	*
	Internet Security System	*
	Syncsort	*
	Zero Attrition	*
	Sterling Commerce	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G-1-5

Ref. No.	*	Contract Type	Agmnt/ Lic #	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description		Financial	Legal	Financial	Legal
*
	Network Associates	*
	SAS	*
	SSA	*
	Applications Solutions Inc	*
	IBM	*
	Ascent Solution Inc. (PKWare of Ohio Princeton)	*
	Oracle	*
	Omtool	*
	Mindbox	*
	Hummingbird	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G-1-6

Ref. No.	*	Contract Type	Agmnt/ Lic #	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description		Financial	Legal	Financial	Legal
	FirstLogic (PostalSoft)	*
	ESI Security (RSA Security Software)	*
	Cognos	*
	Advanced Systems Concepts	*
	Tripwire	*
	Mornet	*
	Adtran	*
	HelpSys	*
	Cisco	*
	Quest Software	*
	HP (DEC)	*
	IBM	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G-1-7

*This column specifies each party’s financial and legal responsibility for the Third Party Agreement (i.e. Services, Software License, Support). Legal responsibility is one of these categories:  Equifax Retained (“ER”) or IBM license (“I”). Financial responsibility falls in one of these categories:  IBM Assumed (“IA”); Pass-Through Expense (“PTE”) (i.e., expenses that would be managed by IBM but paid directly by Equifax or by reimbursement of IBM); IBM license (“I”)  Equifax Retained (“ER); “ER (suspended)” indicates that Equifax has suspended their license and is now under the IBM agreement. The licenses will be transferred back to Equifax when the agreement ends/terminates.

**This column specifies each party’s financial and legal responsibility for the Third Party Maintenance Agreements.  The Legal column specifies whether Equifax Retained (“ER”) or IBM (“I”), is the party to the maintenance contracts.  Financial responsibility for maintenance contracts falls in one of these categories:  IBM Assumed (“IA”);  Pass-Through Expense (“PTE”) (i.e., expenses that would be managed by IBM but paid directly by Equifax or by reimbursement of IBM); Equifax Retained (“ER”); IBM license (“I”) or; “ER (suspended)” indicates that Equifax has suspended their license and is now under the IBM agreement. The licenses will be transferred back to Equifax when the agreement ends/terminates.

*** This column specifies whether the indicated agreement will continue to be used by IBM during the Term of the Agreement to provide the Services.  If the product or services under the third party agreement will not be utilized by IBM after the Commencement Date of the Agreement then IBM should indicate so by marking “yes” in the appropriate  column.

To Be Determined (“TBD”) may be used in any column, if necessary and applicable.

Not Applicable (“NA”) may be used in any column, if necessary and applicable.

Unavailable (“U”) may be used in the Agreement/Lic# column if agreement number is not available or is not applicable to the indicated agreement.

G-1-8

EXHIBIT G-2

THIRD PARTY AGREEMENTS *

(a)           IBM is responsible for the accuracy of the information contained in this table:

Ref. No.	*		Contract Type	Agmnt/ Lic #	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description			Financial	Legal	Financial	Legal

None Existing as of the Commencement Date

(b)           Equifax is responsible for the accuracy of the information contained in this table:

Ref. No.	*		Contract Type	Agmnt/ Lic #	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description			Financial	Legal	Financial	Legal
	Software	*
	Software AG	*
	Indra Sistemas	*
	Sun	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G-2-1

Ref. No.	*	Contract Type	Agmnt/ Lic #	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description		Financial	Legal	Financial	Legal
	Oracle (EFX US)	*
	IBM (Beechtle)	*
	Checkpoint (Beechtle)	*
	AT&T	*
	Telefonica	*
	Microsoft	*
	Captarys / Comunycarse	*
	Symantec / EFX US	*
	NAI	*
	CA	*
	Alcatel	*
	Services	*
	Top Services	*
	Hardware	*
	Sun	*
	Compaq	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G-2-2

Ref. No.	*		Contract Type	Agmnt/ Lic #	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description			Financial	Legal	Financial	Legal
*

*This column specifies each party’s financial and legal responsibility for the Third Party Agreement (i.e. Services, Software License, Support). Legal responsibility is one of these categories:  Equifax Retained (“ER), IBM license (“I”) or Not Applicable (“NA”). Financial responsibility falls in one of these categories:  IBM Assumed (“IA”); Pass-Through Expense (“PTE”) (i.e., expenses that would be managed by IBM but paid directly by Equifax or by reimbursement of IBM); IBM license (“I”) Equifax Retained (“ER); “ER” (suspended) indicates that Equifax has suspended their license and is now under the IBM agreement. The licenses will be transferred back to Equifax when the agreement ends/terminates.

**This column specifies each party’s financial and legal responsibility for the Third Party Maintenance Agreements.  The Legal column specifies whether Equifax Retained (“ER”) or IBM (“I”) is the party to the maintenance contracts.  Financial responsibility for maintenance contracts falls in one of these categories:  IBM Assumed (“IA”); Pass-Through Expense (“PTE”) (i.e., expenses that would be managed by IBM but paid directly by Equifax or by reimbursement of IBM); or Equifax Retained (“ER”); IBM license (“I”); “ER” (suspended) indicates that Equifax has suspended their license and is now under the IBM agreement. The licenses will be transferred back to Equifax when the agreement ends/terminates.

*** This column specifies whether the indicated agreement will continue to be used by IBM during the Term of the Agreement to provide the Services.  If the product or services under the third party agreement will not be utilized by IBM after the Commencement Date of the Agreement then IBM should indicate so by marking “yes” in the appropriate column.

To Be Determined (“TBD”) may be used in any column, if necessary and applicable.

Not Applicable (“N/A”) may be used in any column, if necessary and applicable.

UK/Spain Note: Assumes all licenses are perpetual.

Unavailable (“U”) may be used in the Agreement/Lic# column if agreement number is not available or is not applicable to the indicated agreement.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G-2-3

SCHEDULE G

THIRD PARTY CONTRACTS *

3.                                      IBM is responsible for the accuracy of the information contained in this table:

Ref. No.			Contract Type	Agmnt/ Lic #***	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***

	Vendor	Product Name & Description			Financial	Legal	Legal	Financial
*
*
*
*
*
*
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G - 3 - 1

Ref. No.			Contract Type	Agmnt/ Lic #***	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description			Financial	Legal	Legal	Financial
*
*
*

*
*
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G - 3 - 2

Ref. No.			Contract Type	Agmnt/ Lic #***	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description			Financial	Legal	Legal	Financial
		*	*	*
*
*
*
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G - 3 - 3

(b)           Equifax is responsible for the accuracy of the information contained in this table:

Ref. No.			Contract Type	Agmnt/ Lic #***	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description			Financial	Legal	Legal	Financial
*
*
*
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G - 3 - 4

Ref. No.			Contract Type	Agmnt/ Lic #***	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description			Financial	Legal	Legal	Financial
*
*
*
*
*
*
*
*
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G - 3 - 5

Ref. No.			Contract Type	Agmnt/ Lic #***	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description			Financial	Legal	Legal	Financial
*
*
*
*
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G - 3 - 6

Ref. No.			Contract Type	Agmnt/ Lic #***	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description			Financial	Legal	Legal	Financial
*
*
*
*
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G - 3 - 7

Ref. No.			Contract Type	Agmnt/ Lic #***	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description			Financial	Legal	Legal	Financial
*
*
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G - 3 - 8

Ref. No.			Contract Type	Agmnt/ Lic #***	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description			Financial	Legal	Legal	Financial
*
*
*
*
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G - 3 - 9

Ref. No.			Contract Type	Agmnt/ Lic #***	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description			Financial	Legal	Legal	Financial
*
*
*
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G - 3 - 10

Ref. No.			Contract Type	Agmnt/ Lic #***	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description			Financial	Legal	Legal	Financial
*
*
*
*
*
*
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G - 3 - 11

Ref. No.			Contract Type	Agmnt/ Lic #***	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description			Financial	Legal	Legal	Financial
*
*
*
*
*
*
*
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G - 3 - 12

Ref. No.			Contract Type	Agmnt/ Lic #***	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description			Financial	Legal	Legal	Financial
*
*
*
*
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G - 3 - 13

Ref. No.			Contract Type	Agmnt/ Lic #***	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description			Financial	Legal	Legal	Financial
*
*
*
*
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G - 3 - 14

Ref. No.			Contract Type	Agmnt/ Lic #***	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description			Financial	Legal	Legal	Financial
*
*
*
*
*

*This column specifies each party’s financial and legal responsibility for the Third Party Agreement (i.e. Services, Software License, Support). Legal responsibility is one of these categories:  Equifax Retained (“ER), IBM license (“I”) or Not Applicable (“NA”). Financial responsibility falls in one of these categories:  IBM Assumed (“IA”); Pass-Through Expense (“PTE”) (i.e., expenses that would be managed by IBM but paid directly by Equifax or by reimbursement of IBM); IBM license (“I”) Equifax Retained (“ER); “ER” (suspended) indicates that Equifax has suspended their license and is now under the IBM agreement. The licenses will be transferred back to Equifax when the agreement ends/terminates.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G - 3 - 15

**This column specifies each party’s financial and legal responsibility for the Third Party Maintenance Agreements.  The Legal column specifies whether Equifax Retained (“ER”) or IBM (“I”) is the party to the maintenance contracts.  Financial responsibility for maintenance contracts falls in one of these categories:  IBM Assumed (“IA”); Pass-Through Expense (“PTE”) (i.e., expenses that would be managed by IBM but paid directly by Equifax or by reimbursement of IBM); or Equifax Retained (“ER”); IBM license (“I”); “ER” (suspended) indicates that Equifax has suspended their license and is now under the IBM agreement. The licenses will be transferred back to Equifax when the agreement ends/terminates.

*** This column specifies whether the indicated agreement will continue to be used by IBM during the Term of the Agreement to provide the Services.  If the product or services under the third party agreement will not be utilized by IBM after the Commencement Date of the Agreement then IBM should indicate so by marking “yes” in the appropriate  column.

Where an Agreement or License reference is not currently available, this is denoted as “U”.

UK/Spain Note: Assumes all licenses are perpetual.  US and Canada license type is not indicated and licenses may or may not be perpetual.

(1) Indicates that the Third Party Agreement is a Pass-Through Expense until the completion of the Transition program as set forth in Schedule I, at which time IBM has planned for termination of such Third Party Agreement.  In the event that the Software under such Third Party Agreement continues to be utilized as part of the Services, IBM will be financially responsible for additional monthly charges where charges are paid monthly and may be due under the Third Party Agreement.

G - 3 - 16

EXHIBIT G -4

THIRD PARTY AGREEMENTS *

(a)           IBM is responsible for the accuracy of the information contained in this table:

Ref. No.	*	Contract Type	Agmnt/ Lic #	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description		Financial	Legal	Financial	Legal
*
*
*
*
*
*
*
*
*
*
*
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G-4-1

Ref. No.	*	Contract Type	Agmnt/ Lic #	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description		Financial	Legal	Financial	Legal
*
*
*
*
*
*
*
*
*
*
*
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G-4-2

Ref. No.	*	Contract Type	Agmnt/ Lic #	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description		Financial	Legal	Financial	Legal
*
*
*
*
*
*
*
*
*
*
*
*
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G-4-3

Ref. No.	*		Contract Type	Agmnt/ Lic #	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description			Financial	Legal	Financial	Legal
*
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G-4-4

Ref. No.	*		Contract Type	Agmnt/ Lic #	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description			Financial	Legal	Financial	Legal
*
*
*
*
*
*
*
*
*

(b)           Equifax is responsible for the accuracy of the information contained in this table:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G-4-5

Ref. No.	*	Contract Type	Agmnt/ Lic #	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description		Financial	Legal	Financial	Legal
*
*
*
*
*
*
*
*
*
*
*
*
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G-4-6

Ref. No.	*	Contract Type	Agmnt/ Lic #	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description		Financial	Legal	Financial	Legal
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G-4-7

Ref. No.	*	Contract Type	Agmnt/ Lic #	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description		Financial	Legal	Financial	Legal
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G-4-8

Ref. No.	*		Contract Type	Agmnt/ Lic #	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description			Financial	Legal	Financial	Legal
*
*
*
*
*
*
*
*
*
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G-4-9

Ref. No.	*		Contract Type	Agmnt/ Lic #	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description			Financial	Legal	Financial	Legal
*
*
*
*
*
*
*
*
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G-4-10

Ref. No.	*		Contract Type	Agmnt/ Lic #	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description			Financial	Legal	Financial	Legal
*
*
*
*
*
*
*
*
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G-4-11

Ref. No.	*		Contract Type	Agmnt/ Lic #	Third Party Contracts*		Third Party Maintenance Contracts**		Agmt No Longer Required***
	Vendor	Product Name & Description			Financial	Legal	Financial	Legal
*
*
*
*

*This column specifies each party’s financial and legal responsibility for the Third Party Agreement (i.e. Services, Software License, Support). Legal responsibility is one of these categories:  Equifax Retained (“ER”) or IBM license (“I”). Financial responsibility falls in one of these categories:  IBM Assumed (“IA”); Pass-Through Expense (“PTE”) (i.e., expenses that would be managed by IBM but paid directly by Equifax or by reimbursement of IBM); IBM license (“I”) , Equifax Retained (“ER); “ER” (suspended) indicates that Equifax has suspended their license and is now under the IBM agreement. The licenses will be transferred back to Equifax when the agreement ends/terminates.

**This column specifies each party’s financial and legal responsibility for the Third Party Maintenance Agreements.  The Legal column specifies whether Equifax Retained (“ER”) or IBM (“I”),  is the party to the maintenance contracts.  Financial responsibility for maintenance contracts falls in one of these categories:  IBM Assumed (“IA”); Pass-Through Expense (“PTE”) (i.e., expenses that would be managed by IBM but paid directly by Equifax or by reimbursement of IBM); or Equifax Retained (“ER”); IBM license (“I”); “ER” (suspended) indicates that Equifax has suspended their license and is now under the IBM agreement. The licenses will be transferred back to Equifax when the agreement ends/terminates.

*** This column specifies whether the indicated agreement will continue to be used by IBM during the Term of the Agreement to provide the Services.  If the product or services under the third party agreement will not be utilized by IBM after the Commencement Date of the Agreement then IBM should indicate so by marking “yes” in the appropriate  column.

To Be Determined (“TBD”) may be used in any column, if necessary and applicable.

Not Applicable (“N/A”)can be used in any column, if necessary and applicable.

Unavailable (“U”) may be used in the Agreement/Lic# column if agreement number is not available or is not applicable to the indicated agreement.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

G-4-12

Equifax/IBM *

SCHEDULE H – FACILITIES

TO

AGREEMENT FOR OPERATIONS SUPPORT SERVICES

BY AND BETWEEN

EQUIFAX INC.

AND

INTERNATIONAL BUSINESS MACHINES CORPORATION

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

H-1

SCHEDULE H

OPERATIONS FACILITIES

Function	Address	Country
Data Center	*	Canada
Data Center	*	Spain
Data Center	*	England
Data Center	*	USA
Data Center	*	USA
Disaster Recovery Site	*	Canada
Disaster Recovery Site	*	Canada
Disaster Recovery Site	*	USA *
Disaster Recovery Site	*	Spain
Disaster Recovery Site	*	England
Disaster Recovery Site	*	USA
Call Center	*	Canada
NOC	*	Canada
NOC	*	USA

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

H-2

Equifax / IBM Confidential

SCHEDULE I – TRANSITION/TRANSFORMATION PLAN

TO

AGREEMENT FOR OPERATIONS SUPPORT SERVICES

BY AND BETWEEN

EQUIFAX INC.

AND

INTERNATIONAL BUSINESS MACHINES CORPORATION

SCHEDULE I - TRANSITION/TRANSFORMATION PLAN

1.0	PROJECT 001: GLOBAL SERVICE DESK PROJECT DESCRIPTION
1.1	Scope Definition
1.2	Project Completion Criteria
1.3	Key Work Streams
1.4	Milestones and Key Dates
1.5	Dependencies
2.0	PROJECT 002: OPERATIONS PROCEDURES MANUAL
2.1	Scope Definition
2.2	Project Completion Criteria
2.3	Milestones and Key Dates
2.4	Requirements from Equifax
3.0	PROJECT 003: GLOBAL SYSTEM MANAGEMENT CONTROLS (SMC) PROJECT DESCRIPTION
3.1	Scope Definition
3.2	Project Completion Criteria
3.3	Key Work Streams
3.4	Milestones and Key Dates
3.5	Dependencies
3.6	Assumptions
4.0	PROJECT 004: * INFRASTRUCTURE TRANSITION
4.1	Scope Definition
4.2	Project Completion Criteria
4.3	Asset Management/IMAC
4.4	HelpNow! Entry and ID Admin
4.5	Milestones and Key Dates
4.6	Dependencies
4.7	Risks
5.0	PROJECT 005: CENTRALIZED GLOBAL OPERATIONS
5.1	Scope Definition
5.2	Project Completion Criteria
5.3	Key Work Streams
5.4	Milestones and Key Dates
5.5	Dependencies
6.0	PROJECT 006: WEB HOSTING TRANSITION
6.1	Scope Definition
6.2	Project Completion Criteria
6.3	Key Work Streams
6.4	Milestones and Key Dates
6.5	Dependencies
7.0	PROJECT 007: NORTH AMERICA MIDRANGE PROJECT DESCRIPTION
7.1	Scope Definition
7.2	Project Completion Criteria
7.3	Key Work Streams
7.4	Milestones and Key Dates
7.5	Dependencies
8.0	PROJECT 008: * TRANSITION

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

8.1	Scope Definition
8.2	Project Completion Criteria
8.3	Key Work Streams
8.4	Milestones and Key Dates
8.5	Dependencies
9.0	PROJECT 009: * MAINFRAME
9.1	Scope Definition
9.2	Project Completion Criteria
9.3	Key Work Streams
9.4	Milestones and Key Dates
9.5	Dependencies
10.0	PROJECT 010: * MAINFRAME PROJECT DESCRIPTION
10.1	Scope Definition
10.2	Project Completion Criteria
10.3	Key Work Streams
10.4	Migrate Disk Storage to IBM Disk
10.5	Build Knowledge Base
10.6	Build batch-only LPAR
10.7	Milestones and Key Dates
10.8	Requirements from Equifax
11.0	PROJECT 011: UK & IRELAND MIDRANGE PROJECT DESCRIPTION
11.1	Scope Description
11.2	Key Work Streams
11.3	Deliverables and Milestones
11.4	Milestones and Key Dates
11.5	Dependencies
12.0	PROJECT 012: UK WEB HOSTING PROJECT DESCRIPTION
12.1	Scope Definition
12.2	Key Work Streams
12.3	Deliverables and Milestones
12.4	Milestones and Key Dates
12.5	Requirements from Equifax
13.0	PROJECT 013: * NETWORK TRANSITION
13.1	Scope Definition
13.2	Key Work Streams
13.3	Deliverables and Milestones
13.4	Milestones and Key Dates
13.5	Dependencies
14.0	PROJECT 014: * DESKTOP PROJECT DESCRIPTION
14.1	Scope Definition
14.2	Key Work Streams
14.3	Deliverables and Milestones
14.4	Milestones and Key Dates
14.5	Dependencies
15.0	PROJECT 015: INTENTIONALLY LEFT BLANK
16.0	PROJECT 016: * DESKTOP
16.1	Scope Definition
16.2	Key Work Streams
16.3	Deliverables and Milestones
16.4	Milestones and Key Dates
16.5	Dependencies
17.0	PROJECT 017: * MIDRANGE TRANSITION AND COMPARATIVE PLATFORM ANALYSIS
MIDRANGE TRANSITION:
17.1	Scope Description
17.2	Key Work Streams

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

17.3	Deliverables and Milestones
17.4	Milestones and Key Dates
17.5	Dependencies
17.6	Scope Description
17.7	Key Work Streams – Mainframe Platform Optimization
17.8	Milestones and Key Dates
17.9	Dependencies
17.10	Comparative Platform Analysis
*
18.0	PROJECT 018: INFORMATION SECURITY TRANSITION
18.1	Scope Definition
18.2	Project Completion Criteria
18.3	Key Work Streams
18.4	Milestones and Key Dates
18.5	Dependencies
19.0	PROJECT 019: NETWORK SERVICES TRANSITION
19.1	Scope Definition
19.2	Project Completion Criteria
19.3	Key Work Streams
19.4	Milestones and Key Dates
19.5	Dependencies
20.0	PROJECT 020: STEADY STATE * SERVICES
20.0	PROJECT 020: STEADY STATE * SERVICES
20.1	Scope Definition
20.2	Project Completion Criteria
20.3	Key Work Streams
20.4	Milestones and Key Dates
21.0	PROJECT 021: *
21.1	Scope Definition
21.2	Key Work Streams
21.3	Milestones and Key Dates
22.0	PROJECT 022: SOFTWARE CURRENCY CONFIRMATION
22.1	Scope Definition
22.2	Project Completion Criteria
22.3	Key Work Streams
22.4	Milestones and Key Dates

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

SCHEDULE I

TRANSITION/TRANSFORMATION PLAN

Introduction

The Transition/Transformation Plan represents an overarching program consisting of a suite of projects designed to meet three major objectives:

•                  The smooth and effective reassignment of operational responsibility for significant portions of the Equifax IT Infrastructure from Equifax to IBM

•                  Realignment or replacement of specific components of the Infrastructure to bring them up to date, improve manageability and/or reduce the level of IT investment and on-going operating costs

•                  Restructuring and redesigning IT Management Processes and the linkages between them to improve control, timeliness and efficiency and reduce friction between the Actors

Approach

The overall program has been sub-divided into projects.  This allows for more granular control over a large initiative and offers the opportunity for establishment of Completion Criteria for each of the projects.   It also allows for an accurate representation of the roles each of the Actors will play in the successful completion of the overall Transition/Transformation program.   In each of the projects the responsible delivery Actor is IBM. The activities that Equifax needs to perform for IBM to be successful are specified in each project.

For each of the plans a standard set of information is provided consisting of a project description, high-level activities and the responsible Actor, deliverables, milestone events and dates and dependencies on each Actor.  In some cases Completion Criteria are specified; in the case of more complex projects the Parties have thirty days following the Commencement Date to agree to the Completion Criteria.  IBM is expected to carry out the projects in accordance with detailed project plans to be developed during the first sixty (60) days after the Commencement Date.

Each of the projects is to be managed by IBM in accordance with the governance and project management provisions set forth in the Agreement, with overall coordination performed by the IBM Project Management Office.  All activities undertaken in pursuit of these projects are to undertaken within the boundaries and under the guidance set forth in the Scope Models described in Schedule A and any relevant Interaction Models.

A.  EQUIFAX TRANSITION – SUITE OF PROJECTS

Project No.	Project Title
001	Service Desk Project Description
002	Operations Procedure Manual
003	Global System Management Controls (SMC) Project
004	e-ESM Infrastructure Transition
005	Centralized Global Operations
006	Web Hosting Transition
007	North American Midrange Project Description
008	Canadian AS/400 Transition
009	Canadian Mainframe
010	UK Mainframe Project Description
011	UK and Ireland Midrange Project Description
012	UK Web Hosting Project Description
013	UK and Ireland Network Transition
014	European Desktop Project Description
015	Intentionally Left Blank
016	Spain Desktop
017	Spain Platform Analysis – Mainframe migration to Midrange

018	Information Security Transition
019	Network Services Transition
SNI v3 Installation
VPN
Web Infrastructure
WAN Migration
Canadian WAN/LAN Monitoring
UK WAN/LAN Monitoring
Vitalnet Product Installation
Web Conferencing
Directory Assistance Rerouting
020	Steady State Security Services
021	*
022	Software Currency Confirmation

B.  FINANCIAL MILESTONE SUMMARY

Table 1 – contains each milestone that is associated with a specific financial payment.

Further details about each milestone are contained within the section associated with project number in Schedule I.

Table 1

Country	Milestones	Target Date	Completion Criteria
UKUS/CA/UK	IBM delivery of Security Manuals	*

•     Completed IAS Project Definition report delivered to Equifax

•     Completed IAS Transition Project plan delivered to Equifax

•     Final Information Security Controls documentation delivered to Global Project Executive and Equifax from IBM transition team

•     Deliver security non-compliance documentation to Equifax and IBM Project Office

United States	IBM Delivery of Server Operations Transition (Project 5 and 7)	*	• Transfer of the current Equifax * and * monitoring environment to the * environment • See Completion criteria under each workstream

Global	IBM Delivery of Server and Network Monitoring (Project 5)	*	• Transfer of the current Equifax * and * monitoring environment to the * environment • See Completion Criteria under each workstream

United Kingdom/Spain/Ireland	Build and Test Standard Images (Project 14)	*	1. * Hardware and software lists agreed upon by IBM and Equifax

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Country	Milestones	Target Date	Completion Criteria
2. * Rollout plan agreed upon by IBM and Equifax 3. * Rollout completed

United Kingdom	Test Port of Web Hosting Applications (Project 12)	*	4. * Migration of * 5. * Migration of * 6. * Porting of * 7. * Porting of *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

1.0                     PROJECT 001:  GLOBAL SERVICE DESK PROJECT DESCRIPTION

1.1                     Scope Definition

By December 1, 2003, IBM will consolidate the existing Equifax ADS help desks in * , along with the internal Equifax end user help desk * and the current IBM mainframe network and voice help desks in * into a single consolidated Service Desk.  As a part of this project, IBM will assume the responsibility of the current ADS help desk from Equifax, install the network and telephony infrastructure to support the consolidated Service Desk, provide input to the call management tool, develop call management processes and procedures, develop and build a knowledge base, develop and deliver process and tool training to Service Desk agents, develop and test call and problem flows, and develop Service Desk related reporting.  At the completion of the Service Desk transition, Service Desk will be managed from * Service Desk * .

1.2                     Project Completion Criteria

This project will be considered complete with the successful transfer of the Equifax help desk responsibilities as defined in Schedule A to the Agreement, as evidenced by Equifax customers and end users being able to contact the IBM Service Desk * for assistance for a period of thirty (30) days without major disruption.

An Equifax verification test will be conducted prior to cutover where Equifax personnel will have the opportunity to call the help desk with simulated problems and/or requests for service.

1.3                     Key Work Streams

Establish Service Desk Processes & Procedures

These activities reflect the work efforts required to transfer and customize the Equifax processes and procedures to operate within the IBM Service Desk environment.

1.               Major Activities:

(a)          Obtain and update existing Equifax help desk policy and procedures

(b)         Develop Equifax-specific procedures including

(c)          Help desk procedure

(d)         IMAC processes

(e)          Vendor processes

(f)            Call flows

(g)         Call variance procedures

(h)         Develop the Knowledge authoring process

(i)             Test and verify processes

2.               Completion Criteria:

(a)          Complete testing and verification of processes

(b)         Delivery of documentation to Equifax

(c)          Successful Operation of the processes from the consolidated IBM Service Desk in * for a period of thirty (30) consecutive days

b.              Develop Customized Call Management Tool

Establish the basic call management infrastructure and initialize it with Equifax account information. Create the operational base by establishing agent Ids and Equifax standard report information and customizations.

1.               Major Activities:

(a)          Acquire Equifax call management information

(b)         Populate call management system

(c)          Create, distribute and test agent IDs

(d)         Customize to meet reporting criteria

(e)          Configure and install call management system

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(f)            Test and verify call management tools

(g)         Acquire Equifax standard report information and customizations

2.               Completion Criteria:

(a)          Verification of completed Equifax account and call management information by IBM

(b)         Distribution of final agent ID’s by IBM and Equifax

(c)          Complete testing of Call Management Tools by IBM

(d)         Reports produced and delivered to Equifax by IBM

(e)          Equifax approval of standard and customized reports content and accuracy

c.               Build Knowledge Base

These activities reflect the work efforts involved to transfer the knowledge base resident within the current help desks to the IBM Service Desk.  This knowledge is comprised of documented call scripts, operational procedures, historical data, some of which is formally cataloged in established data repositories and some of which is represented by the individual knowledge and skill of experienced Equifax help desk agents.  A work plan must be developed for each Equifax help desk entity being transferred (US ADS help desk, Canada ADS help desk, US mainframe help desk, Canada mainframe help desk, European end user desk help desk, and UK mainframe help desk) that when successfully executed will capture this knowledge and prepare it for and institutionalize it within the knowledge management infrastructure at the Consolidated IBM Service desk.. The knowledge base will be transferred and consolidated through:

1.               Major Activities:

(a)          Development of Knowledge Transfer work plan

(b)         Review of Equifax current procedures

(c)          On-site observation, and interviews of current agents at the current Equifax help desk location by IBM transition team

(d)         Assimilation of existing historical data, documentation, observations, and interview notes

(e)          Select tool(s) for data reformatting for loading

(f)            Load data into the new Equifax knowledge database

(g)         Verify contents of the database through record counts and other appropriate methods

2.               Completion Criteria:

(a)          Verification of knowledge database content by IBM

(b)         Complete testing of the knowledge database by IBM

(c)          Successful execution of the Knowledge Transfer work plan

d.              Build Help Desk Infrastructure

These activities reflect the work efforts required to establish the designated infrastructure needed to support the IBM Service Desk.  These include the routing and management of * customer calls and the necessary linkages with Equifax vendors, and the implementation of multi-language support (English, French, and Spanish).

1.               Major Activities:

(a)          Establish key telephone contact numbers (i.e. customer, hotline/escalation)

(b)         Develop and document call flows

(c)          Develop and document Voice Response Units (VRU) Scripts

(d)         Customize management processes and procedures

(e)          Test VRU connectivity and branches

(f)            Establish and verify network linkages to Equifax vendors

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(g)         Team with Equifax to build the communication vehicle required to maintain ongoing support

2.               Completion Criteria:

(a)          Key telephone contact numbers (i.e. customer, hotline/escalation) established

(b)         Complete testing of VRU script logic and phone numbers for each geography covered

(c)          Implementation of call flows

(d)         Loading of documentation into the call management database

(e)          Approval of call flows by Equifax

e.               Training

Provide the required training to enable IBM’s Service Desk agents and management to provide Service Desk support for Equifax.  This includes database maintenance and use, Equifax process and procedures and documentation.

1.               Major Activities:

(a)          An Equifax led Train the trainer session for IBM training developers

(b)         Review of existing Equifax training module and documentation

(c)          Establishment of Equifax training module for the Service Desk

(d)         Training of IBM Service Desk agents covering use of:

(i)                                     Knowledge database

(ii)                                  Call management tool

(iii)                               Help desk infrastructure

(iv)                              Documented process and procedures

(v)                                 Testing of Service Desk agents with test call scenario’s

(vi)                              Certification of individual Service Desk agents

2.               Completion Criteria:

(a)          Establishment of IBM Service Desk training module for Equifax

(b)         Certification of all Service Desk agents

1.4                     Milestones and Key Dates

Project	Milestones	Target Date
Successful Conversion of Equifax Help Desk to IBM		*

	Establish Service Desk Processes & Procedures	*

	Develop Customized Call Management Tool	*

	Build Knowledge Base	*

	Build Service Desk Infrastructure	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Project	Milestones	Target Date
	Service Desk Agent and Management Training	*

1.5                     Dependencies

Requirements from Equifax:

a.                                       Allow IBM to implement * and provide IBM with access to the Equifax network for such implementation.

b.                                      Provide scripts for customized applications.  For those customized applications that do not have scripts, IBM may consult with Equifax to acquire the knowledge required to develop scripts.

c.                                       Participate in knowledge transfer activities to extent required to allow IBM to understand help desk applications and processes.  Provide to IBM the existing scripts used by Equifax Service Desk agents used to route problem tickets to Equifax retained support groups.

d.                                      Integrate Equifax processes to allow retained support groups to receive problem tickets via * .

e.                                       Provide a list of customer accounts which require * support and provide monthly updates to such list.

f.                                         Provide initial update of Human Resources and Customer data (e.g. Name, Dept #, Phone #, Location ID, Unique Identifier) in electronic format mutually agreed to by Equifax and IBM

g.                                      Current Equifax help desk analysts will be available until the in-scope help desk functions are transitioned to IBM.

h.                                      Existing Equifax vendors and agreements will remain in place.

i.                                          Equifax will assist IBM in obtaining agreement from its relevant vendors to effect connectivity to IBM’s problem management tools (connectivity or bridges between tools).

j.                                          Equifax will assist IBM in obtaining agreement from its relevant vendors to follow IBM problem management processes and adhere to Service Levels set forth in the Agreement.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

2.0                     PROJECT 002:  OPERATIONS PROCEDURES MANUAL

2.1                     Scope Definition

Deliver the Equifax Operations Procedures Manual and engage Equifax in joint development and review leading to the First Edition of the Operations Procedures Manual.  The First edition of the manual will reflect the operations as of the Commencement Date and any changes required by implementation of transition activities prior to the publication date.

The Operations Procedures Manual will contain a chapter for each of the IBM support organizations (“towers”) providing the Services to Equifax.  Each chapter will contain high-level information about the provision of Services, a guide to key activities, and pointers to where more detailed documentation is stored. The information in each chapter will be:

1.               Scope

2.               Objectives

3.               References/dependencies

4.               IBM support team responsibilities

5.               Equifax’s responsibilities

6.               Key high level activities and steps performed by IBM

7.               Inputs/outputs and key interfaces from/to Equifax

8.               Problem and change management

9.               Contacts

10.         Pointer to where detailed documentation is stored

2.2                     Project Completion Criteria

This project will be considered complete when Equifax Senior Operational Management approves the First Edition of the Operations Procedures Manual as drafted by IBM.

Equifax will participate with IBM to the extent required to develop the procedures required to document the interaction between IBM, Equifax and Equifax’s third party suppliers.

1.               Major Activities:

The following activities are within IBM’s project scope and will be detailed in the sub-project’s transition activity plan:

(a)          Develop a work plan for the implementation of this activity

(b)         Establish the Operations Procedures Manual scope (chapters)

(c)          Document acceptance criteria and deliver to Equifax

(d)         Review and agree upon acceptance criteria with Equifax

(e)          Obtain Operations Procedures Manual source input from support teams

(f)            Develop initial draft

(g)         Obtain IBM internal management reviews and approvals on draft

(h)         Incorporate IBM edits to draft

(i)             Deliver draft to Equifax and obtain feedback

(j)             Incorporate edits to create the First Edition

(k)          Document rationale for omitted edits, if any

(l)             Obtain IBM internal management reviews and approvals on final/1st edition

(m)       Deliver First edition to Equifax for review and Approval

2.               Completion Criteria:

Equifax Senior Operational Management approves the First Edition of the Operations Procedures Manual as drafted by IBM.

2.3                     Milestones and Key Dates

Project	Milestones	Target Date
Equifax Operations Procedure Manual		*

	Deliver acceptance criteria document to Equifax	*

	Deliver of draft version of the Operations Procedures Manual to Equifax	*

	Delivery of First Edition of the Operations Procedures Manual in Adobe Acrobat PDF format to Equifax	*

2.4                     Requirements from Equifax

Equifax participation with IBM to the extent required to develop the procedures required to document the interaction between IBM, Equifax and Equifax’s third party suppliers.

Reviews, feedback and approvals for Operations Procedures Manual acceptance criteria, draft edition and First Edition Operations Procedures Manual.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

3.0                     PROJECT 003:  GLOBAL SYSTEM MANAGEMENT CONTROLS (SMC) PROJECT DESCRIPTION

3.1                     Scope Definition

IBM will implement a standard set of tools, processes and procedures used to provide structure to the overall management and support of the IT environment for problem and change. By the end of this project, the following services for SMC Problem/Change Management will be in place: IBM’s Service Delivery Center (SDC) Problem and Change Processes, standard Problem and Change reports, documentation and procedures for Problem/Change and * and Problem/Change meetings. IBM support personnel will be responsible for the installation of * for the support of the Equifax environment..

3.2                     Project Completion Criteria

This project will be considered complete with the successful completion of the following:

a.               Problem and Change Management Processes (in PDF form) provided to and approved by Equifax

b.              Implemented for steady state operations and continuous improvement by IBM

c.               * customer session in production and available to support organizations

d.              * User Id’s and workgroups created, communicated and verified by IBM

e.               * data documented, reviewed and loaded into tool by IBM

f.                 Standard reports available to Deputy Project Executive (DPE) and identified Equifax personnel

g.              Problem and Change Management meetings established and facilitated by IBM DPE

h.              Develop and IBM to deliver training to Equifax on Problem/Change Processes and *

i.                  Equifax has approved the components of the processes that (i) impact the timeliness or quality of the problem and change activities and (ii) interact with retained Equifax organization units.

3.3                     Key Work Streams

a.               Administer Problem and Change Management processes in accordance with the * current process documents.

1.               Equifax Problem and Change SMC personnel identified

2.               Deliver to Equifax focal point via * and Change Processes

b.              IBM will create and administer user access to the organizational standard Problem and Change tool for support personnel. User Id’s and workgroups created.

c.               Customer SCIM data requirements will be collected, validated and updated for the standard Problem and Change Management tool, * provided by the IBM transition team and validated by SMC transition manager

d.              Standard Problem and Change reports provided

e.               Availability reporting will be provided using data collected from * for * application.  Measurements packages are delivered to the DPE for customer review.

f.                 Problem and Change meetings will be established and facilitated by the DPE

g.              Procedures Manual SMC Problem and Change chapter documented and delivered to Procedure Manual transition manager

h.              * Customer Call

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

3.4                     Milestones and Key Dates

Project	Milestones	Target Date
Successful Conversion of Equifax to SMC Problem/Change Management	Procedures manual chapter developed and approved	*

	* User Id’s and Workgroups created	*

	* data identified and loaded	*

	* training delivered	*

	Measurements established	*

	Standard reports produced	*

	* first customer call	*

3.5                     Dependencies

User ID, workgroups and * data received from all transition tower managers.

3.6                     Assumptions

The Problem/Change Management solution is dependent upon the following elements being in-scope:

a.               * Hub Infrastructure Service

b.              Standard Problem and Change Reports

c.               Standard tools for logical access control for User ID administration

d.              IBM personnel will manage IMAC’s only, in Europe only

e.               IBM SMC will provide ‘train-the-trainer’ training for Equifax trainers in each geography

f.

g.              Equifax will provide training for the employees of its retained support organization units and its end users.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

4.0                     PROJECT 004:  * INFRASTRUCTURE TRANSITION

4.1                     Scope Definition

The objectives of the eESM Infrastructure support team are to install and maintain a single and stable * environment for global use in supporting the Equifax account in call, problem, change and management.  At the completion of the * transition, all calls, problems, and changes will be managed from the * repository located * .

4.2                     Project Completion Criteria

This project will be considered complete when (i) IBM can demonstrate to Equifax that all activities of this project have been successfully completed, (ii) all operational activities have been in successful operation at * and (iii) Equifax designated support personnel have access to relevant features and functions of the * Service for a period of * calendar days.

Key Work Streams

a.               Establish * call/problem/change management infrastructure

These activities reflect the work efforts required to build the Equifax * problem and change management environment within * .

1.               Major Activities

(a)          Hardware/Software procurement as required

(b)         Acquire Equifax problem and change management information

(c)          Acquire standard report distribution requirements

(d)         Acquire human resource data in predefined format

(e)          Acquire Service Desk * data input requirements

(f)            Populate human resource data

(g)         Populate problem and change management information

(h)         Populate Service Desk * data input

(i)             Create, distribute and test customer Ids

(j)             Automated problem records (PR) generated automatically as a result of predefined conditions met when a batch job abends on an MVS system solutioned

(k)          Provide Equifax with a list of * customizable fields

2.               Completion Criteria:

(a)          Equifax access verified by Equifax and IBM

(b)         Standard report distribution lists verified by IBM

(c)          Human resource data loaded, update intervals defined, delivery mechanism tested by IBM

(d)         Automated PR (MVS Batch Abends) tested and verified by IBM

4.3                     Asset Management/IMAC

Initial load to * database of Equifax provided asset (desktop, server, printer, etc.) information. IMAC models created.

a.               Major Activities:

1.               Acquire asset data in predefined format

2.               Asset data loaded to * database

3.               Acquire IMAC model requirements

4.               Development IMAC models

b.              Completion Criteria:

1.               Successful load of asset data to * database by IBM

2.               Completion of IMAC models by IBM

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

4.4                     * Entry and ID Admin

These activities reflect the work efforts involved to customize the * entry ( * only) and Id admin applications for the Equifax account.

a.               Major Activities:

1.               Review of * entry and ID admin requirements

2.               Hardware/Software procurement as required

3.               Acquire Equifax entry and ID admin data input

4.               Application customization (entry and ID admin)

5.               Create, distribute and test Equifax Ids

6.               Test and verify

b.              Completion Criteria:

1.               Equifax access verified by IBM and Equifax

2.               Acceptance testing completed by Equifax and IBM

4.5                     Milestones and Key Dates

Project	Milestones	Target Date
Successful * Conversion of Equifax Call, Problem, Change Management to IBM
	Establish * Call/Problem/Change Management Infrastructure	*
	Simple Asset Management/IMAC	*
	* Entry and ID Admin	*

4.6                     Dependencies

a.               Network connectivity must be in place to connect the Equifax premise network to the * Network infrastructure.  Equifax access to the network is via * ..  This needs to be in place at least one month prior to production.

b.              Human resource data feed must be provided by Equifax for an initial load into * database.  After the initial feed, there will be a requirement to have periodic updates provided, to update any changes to the human resource data in * .  For asset tracking, it is required that network connectivity fully integrates with * .

1.               Several dedicated pieces of equipment will need to be procured by IBM for the * solution to be delivered.

2.               In order to create the * solution, it will be necessary to obtain valid * data for servers and applications from Equifax.  The * data is the four level hierarchies used to define problems, changes and calls. This data is gathered during the transition process.  IBM, with Equifax assistance, will gather and finalize the * data from and for the equipment elements for which it has operational responsibility as defined in the Scope Models within Schedule A.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

c.               UserID and workgroup requests must be submitted in order to gain access to * from SMC, Service Desk, IMAC, ITS and asset.  User ID and workgroup data is gathered during the transition process.  Equifax will provide user and workgroup information for its retained employees who need access to the * system as per the template provided by IBM.

d.              Service Level criteria will need to be provided.  Standard Service Level definitions are reviewed during the transition process.  If necessary customer-unique Service Level definitions are provided during the transition process and implemented.

4.7                     Risks

a.               Network connectivity not being in place in an adequate amount of time to meet production requirements

b.              Human resource and data feeds not provided in a timely manner

c.               * Equifax must provide IBM a complete midrange inventory for baseline.  IBM assumes that Equifax will provide the asset information that is to qualify as break fix eligible at the Service Desk.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

5.0                     PROJECT 005:  CENTRALIZED GLOBAL OPERATIONS

5.1                     Scope Definition

The primary objective and scope of the Centralized Global Operations Transition is to implement a global plan to * manage the operation (monitoring and alerting) of Equifax’s * servers and custom monitoring scripts.  Locations include Spain, Ireland, UK, US and Canada.

Global Operations will migrate console operations for the IBM supported Equifax servers to a * IBM monitoring facility * .  * Global Distributed Systems Monitoring (DSM) Operations technicians will monitor the server environment on a 24 x 7 x 365 basis. Whenever a problem (potential or real) is detected, Global DSM Operations will, utilizing processes and procedures developed during transition, begin immediate problem determination and recovery including:

a.               Documenting the problem in *

b.              Executing predefined operational processes and procedures to restore the environment to normal operations

c.               Engaging supplemental support groups to aid in the restoration of normal operations

d.              Notifying appropriate management teams of customer affecting problems

IBM will perform monitoring for the Naviant and * Systems from the Equifax site in Alpharetta,  Monitoring will be performed Monday through Friday from 7:00am to 5:00pm , excluding Equifax holidays.

5.2                     Project Completion Criteria

This project will be considered complete with the transfer of the current Equifax midrange and web hosting monitoring environment to the new IBM Centralized Global Operations environment.  The responsibilities of this new structure are defined in Schedule A of the Agreement.

5.3                     Key Work Streams

a.               Technical Operations Transition

1.               Major Activities

(a)          Integrate 370 * from the UK, Canada, US, Ireland and Spain into the Global Operations 24 x 7 x 365 monitoring and support

(b)         Integrate Global alerting detection and process flow to minimize impact to Equifax and end users

(c)          Integrate procedures into a global management model

(d)         Build Equifax specific * maps for each country

(e)          Test and verify that alerts (Traps) are routed appropriately

(f)            Integrate Alpharetta monitoring team with Global processes and procedures

(g)         Test and verify FATAL and CRITICAL event monitoring

(i)             FATAL = Severity 1, problem record to be created by DSM Ops, and then South’s Recovery Management process will be followed

(ii)          CRITICAL = Severity 2, problem record to be created by DSM Ops and transferred to the appropriate Level 3 support group, no page outs

2.               Completion Criteria:

(a)          Integration of IBM processes into the IBM management system

(b)         Verification of closed loop global monitoring process by IBM

b.              Global Operations Facilities

1.               Major Activities

(a)          Build global monitoring area in * Command Center

(b)         Verify that team members have proper access, IDs and authority to perform day-to-day functions

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(c)          Test connections between the * Command Center and Equifax servers

2.               Completion Criteria:

 * Command Center and personnel are prepared for Equifax global systems event monitoring.

c.               Monitoring at Equifax Alpharetta, GA facility

1.               Major Activities

(a)          Visit and verify that Equifax’s Alpharetta, GA facilities will meet scope of work requirements for continued monitoring of Equifax’s * Systems

(b)         Verify that team members have appropriate connectivity and procedures

(c)          Train team members on IBM procedures

2.               Completion Criteria:

(a)          Verification that Equifax’s facilities in Alpharetta, GA meet monitoring requirements

(b)         IBM staff are trained by IBM

5.4                     Milestones and Key Dates

Project	Milestones	Target Date
Centralized Global Operations	IBM Delivery of Server Operations Transition	*

	Provide Server Management server operations support and perform console monitoring activities	*

	Document Processes and procedures for processing operations	*

	Provide global computer room operations support and perform console-monitoring activities for in scope servers, applications and databases.	*

	Operational Readiness Checklist created	*

5.5                     Dependencies

Requirements from IBM:

a.               Provide * Infrastructure available by *

b.              Provide * infrastructure for monitoring UP / Down status

c.               Provide * monitoring for applications and databases

d.              Develop systems maintenance schedule to be agreed upon by IBM and Equifax during the Transition period

e.               Requirements from Equifax:

None

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

6.0                     PROJECT 006:  WEB HOSTING TRANSITION

6.1                     Scope Definition

a.               Overall Web Hosting Objectives:

IBM web hosting will implement the capability to manage and support a heterogeneous complement of server equipment.  Initially, IBM will be assigned responsibility for * based on * and * servers * technology in the US and Canada.

This project will address the servers currently in * .  There will be * between * sites.  There will be a server refresh and consolidation to minimize expense.

b.              Hosting Starting Baseline

Server Location:

 *

 *

 *

 *

Server Roles:

 *

 *

 *

 *

 *

 *

Server OS:

 *

 *

 *

 *

6.2                     Project Completion Criteria

This project will be considered complete with the transfer of the current Equifax web hosting environment to the new IBM web hosting environment.  The responsibilities of this new structure are defined in Schedule A to the Agreement.

6.3                     Key Work Streams

a.               Security Services

1.               Major Activities:

Perform services using the customer’s current tools, processes and procedures

2.               Completion Criteria:

Integration of processes into the IBM hosting management system by IBM

b.              Web Application Support:

1.               Major Activities

(a)          Adherence to the overall change management process, with special consideration to the dynamic nature of web hosting environments

(b)         Implementation and ongoing support of web hosting middleware products

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(c)          Processes and procedures to provide emergency response to application or tool patches and fixes needed to respond to threats and exposures resulting from viruses, denial of service attacks, security intrusions

(d)         Support services for components such as * , caching, reverse proxy and load balancing

(e)          Enhanced port monitoring of hosting ports such as *

(f)            Provide middleware product support to Equifax, to include:  *

2.               Completion Criteria:

(a)          Network connectivity established from the IBM network into the Equifax network so systems management can take place

(b)         Identified middleware products are brought up to current * levels by IBM

(c)          Identified services are managed and monitored by IBM eb application support

(d)         IBM Change Management process is in place and adhered to

c.               Configuration Management

1.               Major Activities:

(a)          Manage and maintain the Permanent Virtual Circuit and * configuration repositories for developers

(b)         Manage and write deployment scripts for applications to enable reliable deployment through each application’s lifecycle

(c)          Manage and maintain applications so that applications are “friendly” to each other and common object names and database sources are not overwritten

(d)         Deploy and manage “heavy client” versions of application code repository software where such instances are required.  Provide Service Desk support for those clients.

2.               Completion Criteria:

(a)          Network connectivity established from the IBM network into the Equifax network to enable systems management

(b)         IBM assumes the managing and monitoring of web application support

(c)          The Change Management process is in place and adhered to

d.              Email Broadcasting Application Support

1.               Major Activities:

(a)          Manage change control process once out of development into quality assurance/functional testing, quality assurance/load testing, and into staging/production certification environments and finally into production.

(b)         Manage web server digital certificate installation and renewals

(c)          Design, develop and implement troubleshooting tools for application problems, including providing information to system monitoring staff on errors that may be coming out of the system and what actions to take, if any, upon alert of those errors

(d)         Troubleshoot and work with the IBM Service Desk relating to * systems in order to provide information regarding global application outages and/or widespread customers issues

(e)          Debug/troubleshoot application related problems based upon Java virtual machine usage and other unusual problems related to code

(f)            Debug/troubleshoot web server related problems based upon customer discussions.  *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(g)         Develop and manage database migration efforts with the development and database administration teams

(h)         Provide capacity planning based upon transactional information from the system, with feedback to database and systems team

(i)             Develop and manage infrastructure code migrations

(j)             Coordinate disaster recovery testing with customers

2.               Completion Criteria:

(a)          Identified services are managed and monitored by IBM

(b)         Integration of current * operations monitoring procedures by IBM

(c)          Network connectivity established from the IBM network into the Equifax network to enable systems management

6.4                     Milestones and Key Dates

Project	Milestones	Target Date
Equifax US / Canadian Web Hosting Transition		*

	Hosting SDM/DPE Signoff	*

	Delivery Architect Signoff	*

	Security Services	*

	Web Application Support	*

	Configuration Management	*

	Email Broadcasting App Support	*

6.5                     Dependencies

a.               * will be responsible for hand & feet support as well as for hardware and hardware maintenance for servers in *

b.              The * team will provide server support for * web servers

c.               Monitoring for Internet servers will be accomplished by supporting Equifax’s current implementation * will be forwarded to the Global Operations Center resulting in a single operations console.

d.              IBM Network tower or Equifax will provide any front-end (Internet) or backend (WAN) connectivity

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

7.0                     PROJECT 007:  NORTH AMERICA MIDRANGE PROJECT DESCRIPTION

7.1                     Scope Definition

This definition describes IBM’s solution to manage Equifax’s midrange environment. This information, coupled with the midrange responsibilities set forth in Schedule A to the Agreement, encompasses the services IBM will provide for the midrange environment.  Unless specified in this document, the * midrange environments will be managed and supported by * .

IBM will take over the operational and technical support responsibilities of Equifax’s midrange operations in * . The initiative will include:

a.               Centralized Systems Management in * .  The services will include:

1.               Operations monitoring (See Project 005)

2.               CISC and RISC systems administration

3.               Batch monitoring / production control

4.               Database support

5.               Storage Management *

6.               Storage Management (backup / restore)

7.               Tape handling management

b.              Single world-wide toolset will enable IBM to monitor distributed systems as well as:

 *

 *

 *

1.               * Inventory management

2.               * Performance and capacity monitoring

3.               * Remote systems administration capability *

c.               Regional support including * will consist of:

1.               Tape operation (offsite movement, tape * )

2.               On-site server support (hands and feet)

3.               Hardware maintenance – break/fix/replacements

7.2                     Project Completion Criteria

This project will be considered complete with the transfer of the current Equifax midrange and web hosting monitoring environment to the new * environment.  The responsibilities of this new structure are defined in Schedule A to the Agreement.

7.3                     Key Work Streams

a.               * and * Server Administration

1.               Major Activities

(a)          Finalize the transition plan and review w/ Equifax

(b)         Analysis of server supportability based on due diligence efforts

(c)          Install / configure monitoring agents on Equifax systems referred to as “Core Systems”

(d)         Understand and document the Equifax systems referred to as “ * Systems”

(e)          Understand and document the Equifax Core Systems

(f)            Identify and manage * of local attached disk

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(g)         Identify and close operating system supportability issues

(h)         Provide specific IBM Systems Management tools education to the IBM team

(i)             Perform a pilot to test key server support requirements

2.               Completion Criteria:

(a)          Equifax Core Systems servers documented by IBM team

(b)         Monitoring agents installed on Equifax Core Systems servers

(c)          Equifax * Systems documented by the IBM transition team

(d)         Server supportability issues resolved

(e)          IBM support procedures are in place and appropriately documented by the IBM transition team

(f)            IBM internal support checklists completed by IBM

(g)         IBM staff education completed by IBM transition team

b.              * Management (DISK)

1.               Major Activities:

(a)          Review existing system support documentation

(b)         Identify and document current disk administration techniques

(c)          Understand current disk projects in process

(d)         Perform equipment audit to verify completeness of documentation

(e)          Modify documentation to address deltas

(f)            Work with the * and * Server teams to assess and analyze the disk administrator’s role during a full system recovery

(g)         Educate support team employees on procedures and support of toolsets

(h)         Document and comply with security requirements

(i)             Document procedures

2.               Completion Criteria:

(a)          Support procedures documented by IBM

(b)         System recovery roles and responsibilities documented by IBM

(c)          Staff education completed by IBM transition team

c.               * Management (Backup and Recovery)

1.               Major Activities:

(a)          Understand current tape projects in process

(b)         Obtain and review existing technical procedural documentation from IBM team

(c)          Obtain system requirements from IBM * and * systems teams

(d)         Obtain application/data requirements

(e)          Identify reporting requirements

(f)            Obtain existing and review requirements for scheduling/procedures

(g)         Verify and update existing scheduling, procedures, reporting and automation including procedures for support at non-IBM staffed sites

(h)         Educate support team employees on procedures and support of toolsets

(i)             Document and comply with security requirements

(j)             Develop and document procedures to support relevant backup and recovery activities as set forth in Schedule A to the Agreement

2.               Completion Criteria:

(a)          Deliver updated backup file listings to Equifax

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(b)         Present Equifax with updated backup schedule

(c)          Support procedures in place and appropriately documented

(d)         Security requirements are met or action plans established by IBM to address deltas

(e)          Staff education completed by IBM transition team

d.              * Physical and Logical Database

1.               Major Activities

(a)          Validate list of database instances rendered by Equifax and identify what databases’ are associated with Equifax web servers, * Systems, Core Systems and * Systems

(b)         Identify current monitoring techniques and integrate * monitoring on Equifax Core Systems.  This will enable:

(i)             Database up / down processing monitoring

(ii)          Database file space monitoring

(c)          Implement standard procedures for physical and logical database administrator (DBA) support, as set forth in Schedule A of the Agreement

(d)         Identify support gaps (for example, specialized skills, alternative DBMS’s, custom support procedures and test environment support)

(e)          Create proposed action plans, as appropriate, to address identified gaps

(f)            Educate support team employees on procedures and tools

(g)         Document and comply with security requirements, including evaluation of access controls with support from Equifax retained application staff

(h)         Document new DBA procedures

2.               Completion Criteria:

(a)          Database inventory verified and complete

(b)         Support procedures are in place and appropriately documented by IBM

(c)          Action plans developed, as appropriate, to address identified gaps, including timetables for resolution

(d)         Security requirements are met or action plans established by IBM to address deltas

(e)          Staff education completed by IBM transition team

e.               * Unit Rate Billing

1.               Major Activities:

As part of the Equifax * project IBM will * for the Equifax mainframe and midrange environments.

2.               Completion Criteria:

(a)          * for the mainframe environment

(i)             * transferred

(ii)          * storage

*

(iii)       * Tape * (automated and manual)

(iv)      * Offsite tape storage

(v)         * KLOP for print

(b)         * for the midrange environment

See Schedule C-6 to the Agreement for full detail

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

f                    * Performance and Capacity Management

1.               Major Activities

(a)          Track availability and capacity of specified file systems during stated service hours

(b)         Load Server Resource Management (SRM) database with global revenue producing server information

(c)          Obtain from Equifax requirements for views of the SRM web site

(d)         Update the SRM web site access control list

(e)          Begin performance and capacity monitoring

2.               Completion Criteria:

(a)          Verification that performance and capacity statistics are captured on the SRM Web Site

(b)         Verification that Equifax can view data on SRM web site

g.              * Production Control

1.               Major Activities

(a)          Integrate batch jobs into planned/existing cycles and windows of batch system

(b)         Initiate standard jobs

(c)          Print hardcopy schedules

(d)         Maintain schedules for * minimum and * maximum for audit and Root Cause Analysis (RCA)

(e)          Modify the batch scheduler if required

(f)            Examine existing procedural documentation and integrate current procedures into IBM Systems Management procedures

(g)         Recommend and implement process improvements

(h)         Identify issues/exposures to development, account leads, account managers, and project managers

(i)             Maintain current job setup requirements documentation

(j)             Verify job setup requirements meet site standards for efficiency

(k)          Interface with IBM operations in regard to batch setup, ADHOC scheduling, problem escalation, and monitoring

(l)             Educate IBM support team employees on procedures and tools

2.               Completion Criteria:

(a)          The production schedules are operational and placed in the production cycle as specified by Equifax

(b)         Job / batch scheduling events are being monitored by the IBM operations team

(c)          Staff education completed by IBM transition team

h.              US Physical Tape Management

1.               Major Activities

(a)          Obtain and review existing technical procedural documentation

(b)         Identify and correct any inconsistencies or inaccuracies in the documentation

(c)          Bring corrected documentation into compliance with IBM standard documentation

(d)         Verify physical tape inventory

(e)          Educate IBM support team employees on procedures and support of toolsets

(f)            Establish procedures for tape management and operations at non-staffed sites

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(g)         Document procedures and comply with security requirements

2.               Completion Criteria:

(a)          Support procedures in place and appropriately documented (tape library and inventory management)

(b)         Physical inventory verified

(c)          Compliance with security requirements or action plans are established to address gaps

(d)         Staff education completed by IBM transition team

7.4                     Milestones and Key Dates

Project	Milestones	Target Date
Equifax * Midrange Servers	IBM Delivery of Server Operations Transition	*

	* / * Servers under IBM Systems Management Controls	*

	* Storage Management (Disk and Backup / Recovery) under IBM Systems Management Controls	*

	* Physical DBA under IBM Systems Management Controls	*

	* under IBM Systems Management Controls	*

	* and Capacity under IBM Systems Management Controls	*

	* Production Control under IBM Systems Management Controls	*

	Regional Tape Management under IBM Systems Management Controls	*

7.5                     Dependencies

a.               IBM Dependencies

1.               Network connectivity availability from the IBM network to the Equifax network

2.               * Infrastructure available

3.               * infrastructure for monitoring up / down status

4.               * monitoring established for applications and data bases

5.               A systems maintenance schedule to be agreed on by IBM and Equifax during the Transition period

6.               Access to documented processes and procedures

7.               Service Desk readiness within * days of the Commencement Date

b.              Equifax Dependencies

1.               Participation in the change control process

2.               Review and approve updated procedures

3.               Decision maker for issues emanating from changes or proposed changes and associated risk management and mitigation

4.               Provide facilities access

5.               Assist IBM in gathering relevant documentation

6.               Provide IBM with the information required to support * via *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

8.0                     PROJECT 008:  * TRANSITION

8.1                     Scope Definition

IBM will assume the operational and technical support responsibilities of Equifax’s * equipment in * .

The operating system will be upgraded to a supported level, at the same time as the hardware is upgraded, so that the fax function is not impacted. (The old fax cards are incompatible with the new OS, thus creating the requirement for a new hardware base).

In addition, monitoring and automation tools will be added to the * and the processes and procedures for * operation will be documented.

8.2                     Project Completion Criteria

This project will be considered complete when

a.               IBM is performing the * responsibilities defined in Schedule A to the Agreement;

b.              The hardware and software upgrades are completed by IBM

c.               The monitoring and automation tools are operational

d.              When production operations have been successfully operational for * calendar days and the existing * has been removed from productive use.

8.3                     Key Work Streams

a.               Establish * Processes & Procedures (Document the procedures)

These activities reflect the work efforts required to transfer and customize the Equifax processes and procedures required to operate within the IBM environment.

1.               Major Activities

(a)          Obtain and update Equifax’s existing * environment documentation

(b)         Develop Equifax specific procedures, if any

2.               Completion Criteria

 * processes and procedures updated by IBM

b.              Upgrade * Operating System and Hardware

These activities reflect the work efforts required to upgrade the * environment to a supported level.

1.               Major Activities

(a)          Verify hardware and software configurations of the existing environment

(b)         Produce detailed target configuration

(c)          Order required hardware and software

(d)         Develop implementation plan

(e)          Install the hardware and software

(f)            Customize as necessary

(g)         Test hardware, operating system and applications

2.               Completion Criteria:

Hardware and software upgrade completed successfully and in production

c.               Implement Automation and Monitoring tools

Install and test software tools that will allow improved automation and monitoring of the * environment.

1.               Major Activities:

(a)          Order monitoring software products

(b)         Plan and schedule monitoring implementation and tests

(c)          Install and configure monitoring tools

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(d)         Test and implement monitoring

2.               Completion Criteria:

Software tools successfully tested by IBM and in production

8.4                     Milestones and Key Dates

Project	Milestones	Target Date
* transition		*

	Establish * Processes & Procedures	*

	Upgrade * Operating System and Hardware	*

	Implement Automation and Monitoring tools	*

8.5                     Dependencies

a.               Requirements from Equifax:

1.               Equifax will be responsible for funding the hardware required for upgrade.

2.               Equifax will allow IBM to implement * and provide IBM with access to the Equifax network for such implementation.

3.               Equifax will provide adequate knowledge transfer, including Equifax applications and processes. Such knowledge transfer will include * related disaster recovery activities, procedures and the * Disaster Recovery Plan.

4.               Current * support staff will be available until the in-scope functions set forth in Schedule A to the Agreement are transitioned to IBM.

5.               Equifax will participate in tests to validate upgrades and installations, as appropriate.

6.               Equifax and IBM will negotiate windows of unavailability to allow for the timely implementation of changes described above.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

9.0                     PROJECT 009:  * MAINFRAME

9.1                     Scope Definition

IBM manages the existing Mainframe in * . Under the transition scope, two major projects will be implemented to modernize the environment. They are - *

The end date specified with each work stream represents the completion date of that activity.  The schedules will be adjusted to accommodate existing in-flight projects (e.g. the conversion to * and Disaster recovery test).  The existing change management process will also be invoked to schedule testing required to seamlessly implement the projects.

9.2                     Project Completion Criteria

This project will be considered complete when:

a.               The hardware installations are successfully completed by IBM; and

b.              New sub-systems are operational and delivered to Equifax

c.               An Equifax verification test will be conducted prior to cutover where Equifax personnel will have the opportunity to test the key applications whereby IBM demonstrates to Equifax Senior Operational Management the successful operation of the replacement components followed by successful operation for a period of * calendar days.

9.3                     Key Work Streams

 *

These activities reflect the Steps required to covert to a * from the existing * environment.

1.               Major Activities

(a)          Verify configuration, order and obtain required hardware

(b)         Site Preparation and installation and verification *

(c)          Apply required maintenance upgrades for operating system (OS390, DFSMS etc.)

(d)         Install required software

(e)          * on test system logical partition (LPAR)

 *

(f)            * Date analysis and testing of applications

(g)         * Copy physical cartridges to * application

(h)         * Remove old equipment and produce * reports

2.               Completion Criteria:

(a)          Hardware and software upgrade successfully completed by IBM and in production

(b)         Eligible data identified and transferred *

(c)          Operational procedures modified and documented by IBM

(d)         Required changes to production JCL completed, tested and implemented by IBM

b.              Installation of * disk sub-system

Convert existing * disk to * ..

1.               Major Activities:

(a)          Verify configuration, order and obtain required hardware

(b)         Site Preparation and installation and verification of Hardware

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(c)          Installation and testing of the * software to facilitate uninterrupted copying of disk storage

(d)         Verify capacity and performance

(e)          Start phased conversion activity of the following:

(i)             Non-SMS (Storage Management Sub-system) volumes

(ii)          SMS managed volume

(f)            Final verification of cutover

(g)         Delete * disk storage data

(h)         Remove * storage

2.               Completion Criteria:

(a)          Hardware and software upgrade successfully completed by IBM and in production

(b)         Data transferred to new devices by IBM

(c)          Data deleted from * storage devices by IBM

(d)         Operational procedures modified and documented by IBM

9.4                     Milestones and Key Dates

Project	Milestones	Target Date
Successful Conversion of *		*

	Confirm Configuration and order equipment	*

	Complete Installation and testing	*

	Successful conversion *	*

	*	*

Note:                   Milestone end dates represent the milestone completion date.  Activities will be scheduled using existing change management process.

9.5                     Dependencies

Requirements from Equifax:

a.               Participation in testing key applications

b.              Participation in the migration process and coordinate with end users

c.               Assist in obtaining maintenance windows, if needed, through change management process

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

10.0              PROJECT 010:  * MAINFRAME PROJECT DESCRIPTION

10.1              Scope Definition

The mainframe transition project includes four major projects:

a.               * the existing Equifax mainframe systems from * to a *

b.              Build a * Logical Partition (LPAR) to enable the * migration to the mainframe

c.               Migrate the existing disk storage environment to * disk storage

d.              A new batch-only LPAR will be built

As part of these projects, IBM will create project plans containing the activities that IBM will perform along with activities that Equifax will perform.  IBM will be responsible for the overall project management of the projects along with the ordering of hardware and software, installing and customizing hardware and software and migration of the environments.  Equifax will be responsible for project managing, planning and executing the acceptance and user testing plans and activities as well as coordinating business users.

10.2              Project Completion Criteria

This project will be considered complete when:

a.               Equifax has * the new * processor

b.              Equifax’s disk storage is * to * disks

c.               Equifax has a * LPAR ready for the * applications

d.              Equifax’s new batch-only LPAR is completed

e.               An Equifax verification test will be conducted * where Equifax personnel will have the opportunity to test the key applications whereby IBM demonstrates to Equifax Senior Operational Management the successful operation of * components followed by successful operation for a period of * calendar days.

10.3              Key Work Streams

a.               * to new processor

These activities reflect the work efforts required * the new * :

b.              Major Activities

1.               Plan processor * :

2.               Plan the hardware configuration

3.               Order the hardware

4.               Install the hardware

5.               Configure the hardware

6.               Document the hardware configuration

7.               Prepare * the LPARs to the new processor

8.               Perform required system software changes, such as new software passwords, that are required as part of the move

c.               Completion Criteria:

1.               Completed LPARs are * to the new * and operating normally by IBM

2.               Testing is completed by IBM and the services are * IBM operations with no outstanding problems

10.4              * Disk Storage to IBM Disk

 * the existing disk storage environment to IBM’s * disk storage

a.               Major Activities:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

1.               Plan disk * :

2.               Plan the hardware configuration

3.               Order the hardware

4.               Install the hardware

5.               Configure the hardware

6.               Document the hardware configuration

7.               Prepare * the new * disks into productions

b.              Completion Criteria:

1.               The * disks are * and operating normally

2.               Testing is completed by IBM and the services are * IBM operations with no outstanding problems

10.5              Build Knowledge Base

Build a * Logical Partition (LPAR) to enable the * to the mainframe:

a.               Major Activities:

1.               Build plans for the hardware configuration

2.               Prepare the implementation pands

3.               Build the *

b.              Completion Criteria:

1.               Completion of the * implementation by IBM

2.               Successful testing of the * by IBM

3.               * the new * to the IBM operations team with no outstanding issues

10.6              Build batch-only LPAR

A new batch-only LPAR will be built

a.               Major Activities:

1.               Plan the new batch-only LPAR hardware configuration

2.               Prepare the batch-only LPAR implementation plans

3.               Complete the batch-only LPAR build

b.              Completion Criteria:

1.               Implementation of the batch-only LPAR by IBM

2.               Testing of the Batch LPAR is complete and * the operation team with no outstanding issues

10.7              Milestones and Key Dates

Project	Milestones	Target Date
* Mainframe Project		*

	Batch Only LPAR configured by IBM and ready for Equifax use	*

	Mainframe ordered, installed and configured by IBM	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Project	Milestones	Target Date
	* Disk hardware ordered, installed and configured by IBM	*

	* Disk data * completed by IBM	*

	*	*

10.8              Requirements from Equifax

a.               Produce project and resource plans for business and user testing

b.              Provide resources for business and user testing

c.               Produce Equifax test plans, approve IBM test plans

d.              Provide * resource in support of the testing plan

e.               Participate in project planning and project meetings

f.                 Participate in the cutover of the applications where required to ensure successful operations or to mitigate the risk of improper operation

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

11.0              PROJECT 011:  UK & IRELAND MIDRANGE PROJECT DESCRIPTION

11.1              Scope Description

The UK and Ireland midrange transition project includes the * onto * and the * of the * servers to * servers. In preparation for this * , the project will check and certify the servers as suitable for business as usual, document the software levels and identify required upgrades, document the hardware and software inventory, identify candidates for early refresh and produce detailed * .

At the end of the project, Equifax will have * and the * will be * to * servers.

Completion Criteria

This project will be considered complete when:

a.               An Equifax verification test will be conducted * where Equifax personnel will have the opportunity to test the key applications whereby IBM demonstrates to Equifax Senior Operational Management the successful operation of * components followed by successful operation for a period of * calendar days.

11.2              Key Work Streams

a.               Document software levels

1.               Major Activities:

IBM will check and verify the software and versions of software on each server Software which requires upgrading will be identified and a plan for upgrading the software will be produced.

2.               Completion Criteria:

A software list is produced and an upgrade plan agreed upon by Equifax and IBM.

b.              Document hardware configuration

1.               Major Activities:

IBM will check and verify the hardware configuration on each server. A hardware configuration list will be produced.

2.               Completion Criteria

A hardware configuration list is produced and delivered to Equifax.

c.               Produce * plans

1.               Major Activities

IBM will produce * plans in conjunction with Equifax.

2.               Completion Criteria

 * plans are agreed upon by IBM and Equifax and are ready for execution.

d.              *

1.               Major Activities

IBM will plan the hardware configuration, order the hardware, install the hardware, configure the hardware, document the hardware configuration, prepare * to the * .

2.               Completion Criteria

The servers are moved and operating normally, testing is completed and signed-off and the services are assumed by IBM.

e.               *

1.               Major Activities

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

IBM will plan the hardware configuration, order the hardware, install the hardware, configure the hardware, document the hardware configuration, prepare * to the * .

2.               Completion Criteria

The * and operating normally, all testing is completed and signed-off and the services are assumed by IBM.

11.3              Deliverables and Milestones

a.               Deliverables

1.               Software list

2.               Hardware configuration list

3.               * plans

4.               *

5.               *

b.              Milestones

1.               Software list produced

2.               Hardware configuration produced

3.               * plans produced

4.               *

5.               *

11.4              Milestones and Key Dates

Project	Milestones	Target Date
UK & Ireland Midrange Project Description

	Software list produced	*

	Hardware configuration produced	*

	* plans produced	*

	*	*

	*	*
	Test port of web hosting	*

11.5              Dependencies

Requirements from Equifax:

a.               Produce project and resource plans for business and end user testing

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

b.              Provide resources for business and end user testing

c.               Provide * resource

d.              Produce Equifax test plans, approve IBM test plans

e.               Provide * resource in support of the testing plan

f.                 Participate in project planning and project meetings

g.              Participate in the * of the applications where required to ensure successful operations or to mitigate the risk of improper operation

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

12.0              PROJECT 012:  UK WEB HOSTING PROJECT DESCRIPTION

12.1              Scope Definition

Currently, Equifax’s web hosting environment resides on a * servers. These servers are currently supported by * . This project will * the application servers to a * . This will involve IBM * porting the applications to this new environment.

At the end of the project Equifax’s web hosting environment will be operated on * and managed by IBM at IBM sites.

Completion Criteria

This project will be considered complete when:

a.               An Equifax verification test will be conducted * where Equifax personnel will have the opportunity to test the key applications whereby IBM demonstrates to Equifax Senior Operational Management the successful operation of the replacement components followed by successful operation for a period of * calendar days.

12.2              Key Work Streams

a.               Build * .

1.               Major Activities

IBM ebHS build * environments and install software.

2.               Completion Criteria

The software is installed and tested.

b.              Port Consumer Applications

1.               Major Activities

Install Equifax specific software and configure development environment.  Perform functional testing.

2.               Completion Criteria

The software is installed, configured and tested.

c.               * Applications

1.               Major Activities

Install * .

2.               Completion Criteria

Equifax and customers test and sign off functionality and data accuracy.

d.              Cutover * Applications

1.               Major Activities

Make necessary infrastructure and application changes and data loads to cutover customers to * ..

2.               Completion Criteria

Infrastructure and application changes completed

e.               Port * Applications

1.               Major Activities

Install Equifax specific software and configure development environment.  Perform functional testing.

2.               Completion Criteria

Testing completed.

f.                 * Applications

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

1.               Major Activities

Install * Environment.

2.               Completion Criteria

Equifax and customers test and sign off functionality and data accuracy.

g.              Cutover * Applications

1.               Major Activities

Make necessary infrastructure and application changes and data loads to cutover customers to *

2.               Completion Criteria

Infrastructure and application changes completed.

h.              Port *

Install Equifax specific software and configure development environment.  Perform functional testing.

1.               Major Activities

Install Equifax specific software and configure development environment.  Perform functional testing.

2.               Completion Criteria

The software is installed, configured and tested..

i.                  *

1.               Major Activities

Install * Environment.

2.               Completion Criteria

Equifax and customers test and sign off functionality and data accuracy.

j.                  Cutover *

1.               Major Activities

Make necessary infrastructure and application changes and data loads to cutover customers to *

2.               Completion Criteria

Infrastructure and application changes completed.

k.               Port * Applications

Install Equifax specific software and configure development environment.  Perform functional testing.

1.               Major Activities

Install Equifax specific software and configure development environment.  Perform functional testing.

2.               Completion Criteria

The software is installed, configured and tested..

l.                  * Applications

1.               Major Activities

Install * Environment.

2.               Completion Criteria

Equifax and Customers test and sign off functionality and data accuracy.

m.            Cutover * Applications

1.               Major Activities

Make necessary infrastructure and application changes and data loads to cutover customers to *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

2.               Completion Criteria

Infrastructure and application changes completed.

12.3              Deliverables and Milestones

a.               Deliverables

1.               Migration of * applications

2.               Migration of * applications

3.               Porting of *

4.               Porting of * applications

b.              Milestones

1.               *  applications

2.               *  applications

 *

3.               * Porting of * applications

12.4              Milestones and Key Dates

Project	Milestones	Target Date
UK Web Hosting Project Description

	* applications	*

	* applications	*

	Porting of *	*

	Porting of *	*

12.5              Requirements from Equifax

a.               Produce project and resource plans for business and end user testing

b.              Provide resources for business and end user testing

c.               Produce Equifax test plans, approve IBM test plans

d.              Provide Equifax AD/M resource where required

e.               Provide AD/M resource in support of the testing plan

f.                 Participate in project planning and project meetings

g.              Participate in the cutover of the applications where required to ensure successful operations or to mitigate the risk of improper operation

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

13.0              PROJECT 013:  * NETWORK TRANSITION

13.1              Scope Definition

The * network transition project includes the * of the current * provider to * assessment study and * and converge the * and * PBX to *

At the end of the projects, Equifax’s network will have * at * and * and associated equipment will have migrated to * .

Each component of this * will be subject to consistent management practices and tools in the areas of:

a.               Problem management

b.              Change management

c.               Capacity planning

d.              Performance reporting

e.               System monitoring and alerting

f.                 Housekeeping and backups

g.              Callout and escalation procedures

h.              Security Policies and Access Requests

i.                  Disaster recovery (where applicable)

13.2              Key Work Streams

a.               * provision to *

1.               Major Activities

IBM will * the current provision of * , *

2.               Completion Criteria

The network services are * and that notification to terminate contracts are sent to other * network providers by IBM.

b.              * assessment study

1.               Major Activities

(a)          * study will be carried out to assess strategy * in the *

(b)         This project will investigate the benefits of full * versus a hybrid solution taking into account * , savings in calls and the business benefits such as flexibility and staff mobility.

2.               Completion Criteria

An assessment study is delivered to Equifax.

 *

3.               * Major Activities

This project involves the replacement of the customer’s current * environment with a new * with the * network infrastructure that will * assessment study project above)

4.               * Completion Criteria

 *

c.               * PBX Convergence

1.               Major Activities

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(a)          This project involves the replacement of the current Equifax and BTCR leased PBX equipment from * and replace with * converged PBX.

(b)         This will bring * in-line with the current set-up at * and will mean that sites are owned and managed by * for IBM.

2.               Completion Criteria

The sites have * and the same capabilities as current * (with a software level refresh where appropriate).

13.3              Deliverables and Milestones

a.               Deliverables

1.               * provision *

2.               * assessment study delivered to Equifax

 *

3.               * to be fully converged for voice services.

b.              Milestones

 *

1.               * assessment study complete

2.               * refreshed

3.               * to be converged * sites

13.4              Milestones and Key Dates

Deliverable	Milestones	Target Date
* Network Transition

* provision from *	*	*

	*	*

	* refreshed with * capability if required	*

PBX Convergence - *	PBX and associated services are migrated to * .	*

13.5              Dependencies

Requirements from Equifax:

a.               Produce project and resource plans for business and end user testing

b.              Provide resources for business and end user testing

 *

c.               * Produce Equifax test plans, approve IBM test plans

d.              * in support of the testing plan

e.               * Participate in project planning and project meetings

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

f                    * Participate in the cutover of the applications where required to ensure successful operations or to mitigate the risk of improper operation

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

14.0              PROJECT 014:  * DESKTOP PROJECT DESCRIPTION

14.1              Scope Definition

The * desktop transition project includes the design and rollout of a standard desktop and laptop platform.  As part of this project, standard procedures will be implemented, a basic inventory created and a rollout and implementation plan agreed.

At the end of the project, Equifax will have moved to a standard hardware and software desktop and laptop platform.

14.2              Key Work Streams

a.               Agree Hardware Platform

1.               Major Activities

IBM and Equifax will agree upon standard hardware platform for desktops and laptops.

2.               Completion Criteria

A standard hardware platform is agreed upon by IBM and Equifax.

b.              Agree Software Platform

1.               Major Activities

IBM and Equifax will agree upon a standard software platform that is compatible with the hardware platform.

2.               Completion Criteria

A software platform is agreed upon by IBM and Equifax.

c.               Rollout Standard Platform

1.               Major Activities

A rollout schedule for implementing the standard platforms will be agreed upon by IBM and Equifax and implemented.

2.               Completion Criteria

The standard platform has been rolled out and new procedures put in place by IBM.

14.3              Deliverables and Milestones

a.               Deliverables

1.               Hardware platform list delivered to Equifax

2.               Software platform list delivered to Equifax

3.               Rollout plan delivered to Equifax

4.               Rollout implemented by IBM

b.              Milestones

1.               Hardware and software lists agreed upon by IBM and Equifax

2.               Rollout plan agreed upon by IBM and Equifax

3.               Rollout completed

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

14.4              Milestones and Key Dates

Project	Milestones	Target Date
* Desktop Project Description

	A software list is produced and agreed	*

	A hardware list is produced and agreed	*

	Rollout plans produced and agreed.	*

	Rollout Completed	*

14.5              Dependencies

a.               Produce project and resource plans for business and end user testing

b.              Provide resources for business and end user testing

 *

c.               * Produce Equifax test plans, approve IBM test plans

d.              * resource in support of the testing plan

e.               * Participate in project planning and project meetings

f.                 * Participate in the cutover of the applications where required to ensure successful operations or to mitigate the risk of improper operation

g.              * Participate in the rollout of the desktops and laptops.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

15.0              PROJECT 015:  INTENTIONALLY LEFT BLANK

16.0              PROJECT 016:  * DESKTOP

16.1              Scope Definition

The * desktop transition project includes the design and rollout of a standard desktop and laptop platform.  It is IBM’s intention to assure a single platform across Equifax users in order to reduce service incidents and optimize service. As part of this project, standard procedures will be implemented, an inventory created and a rollout and implementation plan agreed. In order to implement agreed plan, Equifax must provided required hardware and Software. Transition and Rollout will be limited to Consumer users Desktops.

At the end of the project, Equifax will have moved to a standard hardware and software desktop and laptop platform.

Completion Criteria

The project will be considered complete when all desktops have been installed by IBM and individually accepted by Equifax users.

16.2              Key Work Streams

a.               Agree Hardware Platform

1.               Major Activities

IBM and Equifax will agree a standard hardware platform for desktops and laptops.

Equifax must provide required Hardware and Software versions which support agreed upon platform requirements, including hardware refresh when needed, within the transition project timeframes.

2.               Completion Criteria

A standard hardware platform is agreed upon by IBM and Equifax.

b.              Agree Software Platform

1.               Major Activities

IBM and Equifax will agree upon a standard software platform that is compatible with the hardware platform.

2.               Completion Criteria

A software platform is agreed upon by IBM and Equifax.

c.               Rollout Standard Platform

1.               A basic inventory (hardware and software) will be created jointly by IBM and Equifax.

2.               Major Activities

A rollout schedule for implementing the standard platforms to the inventoried workstations will be agreed upon by IBM and Equifax and implemented.

3.               Completion Criteria

The standard platform has been rolled out to the full Equifax inventory and new procedures put in place by IBM.

16.3              Deliverables and Milestones

a.               Deliverables

1.               Hardware platform list delivered to Equifax

2.               Software platform list delivered to Equifax

3.               Rollout plan delivered to Equifax

4.               Rollout implemented by IBM

b.              Milestones

1.               Hardware and software lists agreed upon by IBM and Equifax

2.               Rollout plan agreed upon by IBM and Equifax

3.               Rollout completed

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

16.4              Milestones and Key Dates

Project	Milestones	Target Date
* Desktop Project Description

	A software list is produced and agreed	*

	A hardware list is produced and agreed	*

	Rollout plans produced and agreed.	*

	Rollout Completed	*

16.5              Dependencies

a.               Produce project and resource plans for business and end user testing

b.              Provide resources for business and end user testing

c.               Produce Equifax test plans, approve IBM test plans

d.              * in support of the testing plan

e.               Participate in project planning and project meetings

f.                 Participate in the cutover of the applications where required to ensure successful operations or to mitigate the risk of improper operation

g.              Install new pre-configured desktop systems at the users specific workplace

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

17.0              PROJECT 017:  * MIDRANGE TRANSITION AND COMPARATIVE PLATFORM ANALYSIS

MIDRANGE TRANSITION:

17.1              Scope Description

The * midrange transition project includes the * under scope to the * data center located at * .  Transition will be limited to * supporting * business.

Equifax main location * will be connected to the * data center * to * link, so the movement of the * will be almost transparent to the final users. In preparation for * , the project will check and certify the * as suitable for business as usual, document the software levels and identify required upgrades, document the hardware and software inventory, identify candidates for early movement and produce detailed * .

Completion Criteria

This project will be considered complete when:

a.               An Equifax verification test will be conducted * where Equifax personnel will have the opportunity to test the key applications whereby IBM demonstrates to Equifax Senior Operational Management the successful operation of the replacement components followed by successful operation for a period of * calendar days.

17.2              Key Work Streams

a.               Document software levels

1.               Major Activities:

IBM will check and verify the software and versions of software on each server Software which requires upgrading will be identified and a plan for upgrading the software will be produced.

2.               Completion Criteria:

A software list is produced and an upgrade plan agreed upon by Equifax and IBM.

b.              Document hardware configuration

1.               Major Activities:

IBM will check and verify the hardware configuration on each server. A hardware configuration list will be produced.

2.               Completion Criteria

A hardware configuration list is produced and delivered to Equifax.

c.               Produce equipment transportation and migration plans

1.               Major Activities

IBM will produce transportation * plans in conjunction with Equifax. As previously talked with Equifax, * will be done by road, and hardware duplicity will not exist at IBM location.

2.               Completion Criteria

Transport * are agreed upon by IBM and Equifax and are ready for execution.

d.              Transportation of  *

1.               Major Activities

IBM will plan the movement of the * enabling elements, creating testing plan in order to check the correct * to the IBM site, checking the correct backups before the transport ….

2.               Completion Criteria

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

The * are moved and operating normally, testing is completed and signed-off and the services are assumed by IBM.

17.3              Deliverables and Milestones

a.               Deliverables

1.               Software list

2.               Hardware configuration list

3.               Transport  * plans

 *

 *

b.              Milestones

1.               Software list produced

2.               Hardware configuration produced

3.               Trasnport * plans produced

 *

 *

17.4              Milestones and Key Dates

Project	Milestones	Target Date
* Midrange Project Description

	Software list produced and agreed upon by BM and Equifax	*

	Hardware configuration list and delivered to Equifax	*

	Transport * plans produced and agreed upon by IBM and Equifax	*

	Enabling Elements ready in order to begin the transport	*

	* relocated	*

17.5              Dependencies

Requirements from Equifax:

a.               Produce test plans

b.              Check correct backup method

c.               Participate in project planning and project meetings

d.              Participate in the customer of the projects where required

e.               SIgn-off test plans where required

COMPARATIVE PLATFORM ANALYSIS:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

17.6              Scope Description

 *

17.7              Key Work Streams - Mainframe Platform Optimization

a.               Adapt service to reflect sale of the * service.

1.               1 production * less

2.               Data Base * reduction to * of current size:

3.               On-line batch workload, is expected to * significantly, this effect being captured by CPU utilization measurements.

b.              * off hours support to Development

c.               * subsystems *

d.              Transfer from IBM to Equifax of the Printing services (local printing in IBM) and Letter handling, currently provided by IBM.

17.8              Milestones and Key Dates

Project	Milestones	Target Date
* Mainframe Platform Optimization

	Print services transfer to Equifax	*

	Letter handling transfer to Equifax	*

	Other technical transformation activities	*

17.9              Dependencies

:

a.               Sale of *

b.              Equifax subcontractor for Printing services and Letter services available by *

17.10       Comparative Platform Analysis

Within * days after the Commencement Date, IBM will submit for Equifax review and approval a proposed project plan for the * .  IBM shall revise the project plan as necessary to address any reasonable comments or suggestions of Equifax.  Provided IBM receives comments from Equifax within * calendar days after submitting the proposed project plan to Equifax, IBM shall conduct and complete the * in accordance with the agreed plan by * , or such later date as Equifax may agree to.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

18.0              PROJECT 018:  INFORMATION SECURITY TRANSITION

18.1              Scope Definition

By January 23, 2004, IBM will complete the GSD331 Information Security Controls and the GSD331 Implementation Manual for each Country Location. The GSD331 Information Security Controls document defines the security policies and standards to be implemented and maintained on customers systems and servers. The GSD331 Implementation Manual documents the platform specific controls and settings to be implemented and maintained on the customers systems and servers.  These specific controls satisfy the security policies and standards as documented in the GSD331 Information Security Controls document.

18.2              Project Completion Criteria

This project will be considered complete with the approval of the Information Security Controls (GSD331) document by Equifax for each Country Location.

A document listing out of compliance items will be provided to Equifax based on the completed concurrence with the Information Security Controls document.

18.3              Key Work Streams

a.               Establish GSD331 Security documents.

These activities reflect the work efforts required to transfer and customize the Equifax security policies and standards to be implemented on the Equifax * .

1.               Major Activities

(a)          Obtain the existing Equifax security policy and procedures

(b)         Develop the GSD331 Information Security Controls document

(c)          Develop the GSD331 Implementation Manual

(d)         Obtain IBM Global Project Executive approval for the GSD331 Information Security Controls document

(e)          Obtain Equifax approval for the GSD331 Information Security Controls document

(f)            Obtain IBM Global Project Executive approval for the GSD331 Implementation Manual

(g)         Document * items

(h)         Obtain IBM Global Project Executive and Equifax approval on * items to be implemented and those that may remain as * to the security policy.

2.               Completion Criteria:

(a)          Completed IAS Project Definition report delivered to Equifax

(b)         Completed IAS Transition Project plan delivered to Equifax

(c)          Final Information Security Controls documentation delivered to Global Project Executive and Equifax from IBM transition team

(d)         Deliver security * documentation to Equifax and IBM Project Office

b.              Training

The following activities involve training of IBM and Equifax staff on the content of the GSD331.

1.               Major Activities:

Present GSD331 Overview Presentation

2.               Completion Criteria:

Presentations completed by IBM

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

18.4              Milestones and Key Dates

Project	Milestones	Target Date
Successful Completion of GSD331 Information Security Controls and GSD331 Implementation Manual		*

18.5              Dependencies

Requirements from Equifax:

a.               Equifax will provide their Information Security Controls Policies and Procedures.

b.              Equifax will provide their Security Requirements and participate in determining the ‘Agreed to Values’ of GSD331 documents.

c.               Equifax will promptly review and provide timely feedback on the GSD331 Information Security Controls document and documented non-compliant items.

d.              Equifax will promptly provide their concurrence to the GSD331 Information Security Controls document and documented * items.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

19.0              PROJECT 019:  NETWORK SERVICES TRANSITION

19.1              Scope Definition

IBM currently provides Equifax with a wide variety of networking solutions that span * networking. Today’s network environment at Equifax is * and * of technologies.  Some technologies * , while others are * to the consumer and business environment.

As a key part of the implementation IBM will deploy for Equifax * and have that segment attached to * . Equifax will have audit rights * and * that allow access into the Equifax * ..

To maintain its position of leadership, Equifax needs to achieve new levels of manageability, flexibility, and cost effectiveness in its network while retaining its commitment to deliver high quality services to its customers.

IBM has designed a network solution for Equifax aimed at improving IT productivity and reliability while reducing costs.  IBM will deliver the following benefits through our network services:

a.               * into a * platform *

b.              Provide improved transport model

c.               Provide more economical access approaches

d.              Leverage new technology

19.2              Project Completion Criteria

This project will be considered complete when:

a.               In-scope device listing verified by IBM

b.              Support tools and procedures are in place and appropriately documented

c.               Data network and IP telephony under management of IBM

d.              * network installed and under management of IBM

e.               When WAN/LAN monitoring of * is being performed

f.                 When LAN monitoring of the * is being performed.

g.              Compliance with security requirements by IBM

h.              New contract has been negotiated for Web conferencing and maintained by IBM

i.                  Contract has been negotiated for directory assistance and maintained by IBM

j.                  IBM staff education completed by IBM

k.               Each circuit has been successfully migrated by IBM

19.3              Key Work Streams

a.               Install Network Solutions Tools

These activities reflect the work efforts required to monitor and provide reporting for the Equifax circuits and network devices.

1.               Major Activities

(a)          Configure * for network monitoring

(i)             Receive accurate device list

(ii)          Load devices into *

(iii)       Verify alerts to the console

(b)         Install * for network reporting

(c)          Assign project owner

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(d)         Order equipment and software

(e)          Install software and load data

(f)            Implement measurement tool

(g)         Analyze and verify data as accurate.

(h)         Develop * tool to track circuits and network devices

(i)             Receive circuit and device list in proper format

(j)             Load information into *

(k)          Verify data flows from *

(l)             Verify procedure for adds and deletes

2.               Completion Criteria:

(a)          Circuit or devices outages are being captured by * alarms

(b)         Reports have been reviewed and verified as correct by IBM

(c)          The circuit and device listing in * has been verified as accurate by IBM

(d)         Deliver network solutions to Equifax

b.              * Solution

IBM will assume responsibilities for * and * , including the management of * used to deliver these services. Additional equipment and circuits will be required to address Equifax’s request to provide * services

1.               Major Activities:

(a)          Assume responsibility for Equifax’s * environment

(b)         Order equipment for the proposed *

(c)          Install and configure equipment

(d)         Create new * connections

(e)          Verify and test * connectivity

(f)            Remove *

2.               Completion Criteria:

(a)          IBM verification that the * connections are up and stable

(b)         Verification that response times are acceptable by Equifax

(c)          Verification that * have been * by IBM and *

(d)         Complete and pass testing

 *

Connectivity from * offering will be provided to allow IBM service delivery personnel to support Equifax’s network, mainframe, application, midrange and web hosting environments, as well as allow midrange device management using * and access to a dedicated * and * installation. The * connections will also allow IBM service delivery personnel in the * to utilize * and * .

3.               * Major Activities:

(a)          * project owner assigned

(b)         * ports assigned and configured

(c)          Connectivity established to the Equifax network

(d)         Submit firewall rules request to *

(e)          Load rules into the *

(f)            Test connectivity from the appropriate teams through the *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

4.               * Completion Criteria:

(a)          IBM verification that rules needed have been added to *

(b)         IBM verifications that teams can connect through the *

(c)          Complete and pass testing *

Web Infrastructure

Provides the * infrastructure and support for the delivery of * . Support services include the design, installation, configuration, maintenance, and problem determination for aspects of the * .

5.               * Major Activities:

(a)          Assume responsibility for Equifax’s existing *

(b)         Document procedures to support the * by IBM

(c)          Test connectivity jointly with Equifax

6.               * Completion Criteria:

(a)          IBM verification that * services are being performed

(b)         IBM verification that support procedures have been documented

 *

IBM will manage the * from prepackaged vendor managed * .  Following a * template covering * months (including the annual * ), IBM will * of these connections to * .  Since IBM will be * of these connections to * , the current infrastructure will need to be augmented.  Specifically, IBM will need to go to an * where applicable to support these additional connections.  IBM will use Equifax’s current * .  This hardware will require upgrading by Equifax to allow for * . In addition, if Equifax continues to * or similarly equipped * will need to be provided by Equifax.  Currently, Equifax has a * .

*

*

*

*

*

*

 * (a) Test Connectivity and response times

*

7.               * Completion Criteria:

*

(a)          * Network testing has been completed

(b)         * Network sites have cutover to the new connections

(c)          * have been removed by IBM and *

(d)         * Delivery of * complete

c.               * Monitoring & * Monitoring

IBM will consolidate the * function for the * into a * network management model delivered from * .  MAC activity and support requiring resources on-site will be delivered through in-country resources in * . Note: IBM will monitor *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

1.               Major Activities:

(a)          Receive accurate list of * and * devices

(b)         Receive accurate of * devices

(c)          Load devices into *

(d)         Verify connectivity to devices

(e)          Verify Flow of alerts to *

2.               Completion Criteria:

(a)          IBM has assumed responsibility for monitoring * and * devices.

(b)         IBM has assumed responsibility for monitoring of * devices

(c)          The device list has been verified.

(d)         The flow of alerts to the * consoles has been verified.

(e)          Signoff from Equifax

 *

IBM has negotiated a new contract with a third party vendor * for * services

3.               * Major Activities:

(a)          raft instructions to Equifax of how to schedule a * with the start date, who to call, and problem resolution

(b)         Provide date when the new * comes into effect

(c)          Provide a number to call to schedule a *

(d)         Provide a number to call for problem resolution

(e)          Verify that * in functioning properly

4.               * Completion Criteria:

(a)          IBM has negotiated a new contract for * for Equifax

(b)         IBM has assumed responsibility for * for Equifax

(c)          New information has been provided to Equifax from IBM

(d)         The new * has been successfully tested by IBM

Note: Equifax to provide a contact that the network services team will work with to discuss and resolve network issues and provide information to that Equifax will need. That contact will be responsible to distribute the information to Equifax.

 *

g.

IBM has negotiated a new contract with a third party vendor * to provide * to Equifax.

5.               * Major Activities:

(a)          Negotiate a new contract with * for *

(b)         Place order to * for dedicated toll free number for Equifax

(c)          Create draft instructions for Equifax with toll free number and date when it will commence for * calls.

(d)         Provide a date when the new contract will begin and what prompts will be heard

(e)          Provide a number to call for problem resolution.

(f)            Make PBX routing changes

(g)         Test and verify new number

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

6.               * Completion Criteria:

(a)          When * has assumed responsibility for providing * to Equifax

(b)         New information has been provided to Equifax

(c)          The new * has been successfully tested by IBM

(d)         Delivery of * to Equifax

19.4              Milestones and Key Dates

Project	Milestones	Target Date
Successful installation on IBM tools and * and * to an IBM management platform		*

	IBM Network Services will provide connectivity from the * to the * via * offering	*

	IBM to assume management of currently held contracts.	*

	Establish remote network policies and procedures between *	*

	IBM to implement * tool, which will provide for greater control of asset management.	*

	IBM to implement * tool, which will provide for greater control and reporting.	*

	Rerouting of Directory assistance to *	*

	* completed when the updates have been loaded and validated	*

	*	*

19.5              Dependencies

Requirements from Equifax:

a.               Equifax is responsible for software license management for Equifax-provided software for which legal responsibility has not been assigned to IBM per the Agreement. Equifax

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

will provide agent rights to IBM for the purpose of obtaining code and support directly from the vendors of such software, if applicable. Equifax is responsible to obtain required consents as required by the Agreement.

b.              Equifax will permit IBM to connect to their * via the * solution.

c.               Equifax will provide an on-site contact for basic * troubleshooting assistance at remote in-scope sites for which IBM does not provide on-site support.

d.              Equifax will allow qualified and authorized IBM personnel access to locations to inventory in-scope devices.

20.0

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

PROJECT 020:  STEADY STATE * SERVICES

20.1              Scope Definition

In February 2004 IBM will install * services which include: * and * analysis.  In addition, IBM will schedule * and * activities.  IBM’s * will coordinate all of these activities for Equifax.

20.2              Project Completion Criteria

 * requirements being met by IBM * services

20.3              Key Work Streams

Install * Services

a.               Major Activities:

1.               Install client code on servers

2.               Install and configure * and appliances

3.               Integrate reporting from * into IBM’s *

4.               Discontinue existing *

b.              Completion Criteria:

Equifax formally certifies that its * have been successfully met, such certification to be provided within * days of IBM’s request to provide such certification.

20.4              Milestones and Key Dates

Project	Milestones	Target Date
*	*	*

	* Advisor assigned to support Equifax	*

	Installation of *	*

	Complete * Procedures	*

	Schedule *	To Be Scheduled

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

21.0              PROJECT 021:  *

21.1              Scope Definition

IBM will conduct an * study starting in * . Based on the final results of that study an * plan will be finalized.  IBM will review possible * candidates throughout the contract term.  The work conducted in executing this project is to be conducted using the process articulated in the * .

Project Completion Criteria

Individual * projects are completed when the * have been successfully tested and are in production for a period of * calendar days

21.2              Key Work Streams

a.               IBM completes * study

b.              IBM and Equifax create the business case to analysis * impacts

c.               Jointly approve business case for *

d.              Complete * plan

e.               Execute *

21.3              Milestones and Key Dates

Project	Milestones	Target Date
*		Ongoing

	Complete * study	*
	Execute * plan	Ongoing (See * matrix in Schedule C)

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

22.0              PROJECT 022:  SOFTWARE CURRENCY CONFIRMATION

22.1              Scope Definition

Equifax has a business need to run certain applications which * .

Beginning October 1, Equifax will undertake a project to examine the requirements of its applications in terms of * . IBM will advise Equifax on System Software and Machine requirements based on the results of this project.  This project will determine which systems are candidates for Software upgrades to become n-1.

22.2              Project Completion Criteria

The creation of a final mutually agreed upon list of software version requirements ..

22.3              Key Work Streams

a.               Equifax analyzes its applications in terms of * ..  IBM will advise Equifax on System Software and Machine requirements

b.              Equifax determines the applications having * and decides which * and which * .

c.               IBM creates list of System Software upgrades and hardware refreshes based on output from Key Work Stream #2.

d.              IBM and Equifax agree on the final System Software and hardware refresh plan.

22.4              Milestones and Key Dates

Project	Milestones	Target Date
Software Currency Confirmation		*

	Analyze software currency requirements	*

	Complete and approve final software currency requirements	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Equifax / IBM Confidential

SCHEDULE J

IT MANAGEMENT PROCESS IMPROVEMENT PROGRAM

This Schedule J sets forth the programs for transforming the Equifax IT Environment that have been identified as of the Commencement Date.

1.1                               Mission.

By October 1, 2005, the Parties will * Processes (as defined in Schedule A) used by IBM and Equifax to * the Equifax IT Environment (the “IT Management (ITM) Processes”), including the linkages between Equifax Retained Functions and the IBM Services, based on IBM’s * developed through its network of * and industry standard best practices processes.

This * will occur through a collaborative effort driven by IBM as part of the * (the “ITM Program”) with oversight and direction provided by the Equifax Program Management Office.  The ITM Program will consist of a number of defined projects with interim deliverables to be provided before *, as well as a program of continuous improvement and evolution throughout the term.

IBM shall have primary responsibility for conducting and facilitating the activities described below, production of project deliverables, Project Management and, with assistance from Equifax, obtaining Equifax input, approvals (if necessary), participation and stakeholder buy-in.

1.2                               Objectives:

The objectives of the ITM Program are to:

(a)                                  Develop a single global ITM Process model with limited local variation

(b)                                 Leverage the * and industry standard best practices processes as a basis for * ITM Processes at Equifax as well as to optimize the linkages between Equifax and IBM processes

(c)                                  Obtain maximum utility from * and industry standard best practices as they apply to IBM operated ITM Processes

(d)                                 Recognize and address in the ITM Processes the differences in maturity and velocity of change between different segments of the * in order to continue to support Equifax business requirements

(e)                                  Recognize and address in the ITM Processes the level of business benefits and operational risk based on an * role in the *

(f)                                    Globally deploy * that directly support the improved ITM Processes of IBM and Equifax

1.3                               Activities:

In order to achieve the objectives above, the ITM Program will include the following activities:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(a)                                  Global joint ITM Process development workshops to develop a global Procedures Manual (as described in Section 6.3 (Procedures Manual) of the Agreement) based on the global ITM Processes model

(b)                                 Local joint ITM Process development workshops by Country Location to localize global procedures in the Procedures Manual to individual geographies.  The sequence in which the Country Locations are to be pursued is:

(i)                                     United States

(ii)                                  Canada

(iii)                               United Kingdom and The Republic of Ireland

(iv)                              Spain

(c)                                  Local joint education and training workshops with impacted IT Actors (including Equifax’s applications groups and third party service providers) to support deployment of the ITM Processes, Procedures Manual and supporting *

1.4                               Deliverables:

The ITM Program deliverables will include the following:

(a)                                  ITM Program Project Roadmap and supporting workplans

(b)                                 Interim Procedures Manual reflecting the “as-is, where-is” procedures for the Services

(c)                                  Interim Management and Operations Reports defined

(d)                                 Global ITM Process model

(e)                                  Global Procedures Manual

(f)                                    Local Procedures Manual addendums by Country Location as follows:

(i)                                     United States

(ii)                                  Canada

(iii)                               United Kingdom and The Republic of Ireland

(iv)                              Spain

(g)                                 Improved and integrated * globally deployed

1.5                               Timescales:

(a)                                  The activities and deliverables identified above will be completed by *.  The first deliverable will be the ITM Program Project Roadmap and supporting workplans.  IBM will create this deliverable jointly with the Equifax PMO and it will identify with specificity the parties’ the interim deliverables, including prioritization of each by Process and Country Location as required to meet the * final milestone.

(b)                                 The ITM Program will also include the following interim milestones:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(i)                                     *:  ITM Program Project Roadmap and supporting workplans*

(ii)                                  *:  Initial Draft of Interim Procedures Manual

(iii)                               *:  Final Version of Interim Procedures Manual

(iv)                              *:  Interim Management and Operations Reports defined

* It is critical that this milestone is achieved in order to align with the Equifax budget and planning process.

2.                                      SERVICE LEVEL TRANSFORMATION PROGRAM

The Parties will work together to * the current “componentized” * regime into one that focuses on * “” measures of * by Equifax * and *.  This * will require coordination with IBM * projects, including the * and the deployment of enterprise * and *.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Equifax / IBM Confidential

SCHEDULE K – OPERATIONAL REPORTS

TO

AGREEMENT FOR OPERATIONS SUPPORT SERVICES

BY AND BETWEEN

EQUIFAX INC.

AND

INTERNATIONAL BUSINESS MACHINES CORPORATION

K-1

SCHEDULE K- OPERATIONAL REPORTS

1.             REPORTING REQUIREMENTS AND OBJECTIVES

1.1                               Introduction.

(a)                                  This Schedule K describes the operational reports that IBM will provide Equifax in connection with its provision of the Services (“Reports”).

(b)                                 As of the Commencement Date, IBM will provide Equifax with (i) the same Reports it was providing Equifax prior to such date, and (ii) the same Reports that were generated prior to such date by Equifax resources (e.g., personnel) that have been transferred to, or are otherwise operated by, IBM pursuant to the Agreement.

(c)                                  During the Transition, Equifax and IBM will jointly determine the complete set of Reports, including the format and contents of each.  In this regard, Reports described in Section 1.1(b) above may be modified, deleted or replaced as a result of this process.  IBM will begin providing each of the Reports to Equifax as soon as is commercially practicable, including those set forth in Section 2 below.

(d)                                 Reports will be provided to each Country Location, as applicable.

1.2                               Additions, Deletions and Changes to Reports

As is reasonably required, the Parties will meet to review the Reports.  The Parties recognize that the Reports may change in order to meet Equifax’s operational and business objectives, which may include the addition, deletion and modification of Reports.  Such changes may constitute New Services.

1.3                               Delivery

(a)                                  Reports will be delivered in accordance with the following principles:

(i)                                     for daily Reports, by * of the *;

(ii)                                  for weekly Reports, by close of business on the * business day of the * of the scheduled interval; and

(iii)                               for monthly and annual Reports, by the applicable due date in accordance with *.

(b)                                 Reports may be delivered by electronic means.

(c)                                  Equifax will determine the distribution lists for all Reports.

1.4                               Equifax Access to Report Data

Upon Equifax’s reasonable request, prior to the delivery of any Report, IBM will provide Equifax with any data or information (“Report Data”) that will be the subject of such Report.  In addition, IBM will provide Equifax with real-time access to Report Data if such access is possible, and the Parties will work together to mutually determine the types of Report Data for which such real time access is available.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

K-1

1.5                               Repository

IBM will maintain, and provide Equifax with access to prior Reports provided throughout *.

2.             EXPECTED REPORTS

The following table sets forth a summary of the Reports that are known to be required as of the Effective Date, using terminology applicable to Equifax U.S. (and therefore local modifications may be necessary in other Country Locations).  The specific content and formats of such Reports will be developed by the Parties during *. These Reports are expected to be a subset of the total set of Reports to be provided by IBM.

No.	Category	Report Name	Frequency	Description
1.	*
2.	*
3.	*
4.	*
5.	*
6.	*
7.	*
8.	*
9.	*
10.	*
11.	*
12.	*
13.	*
14.	*
15.	*
16.	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

K-2

Equifax / IBM Confidential

schedule L

Governance

Introduction

This Schedule L provides an overview of the global relationship and contract governance model and processes IBM and Equifax have agreed to follow:

•                  to support and facilitate IBM’s provision of the Services in a consistent, integrated manner globally across all Service Towers and Country Locations.

•                  to provide leadership and direction for the relationship over the Term;

•                  to define and forecast the resources required to be allocated by IBM to perform and deliver the Services pursuant to the procedures and processes for the preparation and updating of the Operations Procedures Manual;

•                  to define and evaluate the objectives, substance and performance of the Services and pricing of New Services;

•                  to provide an escalation path and process and for the resolution of issues that the line managers are unable to resolve; and

•                  to report to Equifax and IBM regarding each of the foregoing areas.

The * Parties will identify and develop global processes, procedures, and interaction protocols as necessary to implement the roles and responsibilities described in this Schedule L.  These global processes, procedures, and interaction protocols will be developed for consistent application in all Country Locations.  These processes and procedures will be documented in the Operations Procedures Manual.

Key Organizational Roles

*

The * shall (i) serve as the single point of accountability for IBM for the Services and IBM’s relationship with Equifax under the Agreement; (ii) have day-to-day authority and responsibility for customer (i.e., Equifax) satisfaction; (iii) work directly with Equifax’s Global Program Manager, Chief Technology Officer and other information technology executives; (iv) develop and maintain a keen understanding of Equifax’s business requirements and applications; and (v) serve as Equifax’s technology advisor as well as an advocate for Equifax’s interests within IBM.

The * supports the execution of all key contract responsibilities and is the integration point for human resources, overall relationship and contract financial management, audit readiness, change management, global metrics and reporting, and contract management.  A principal objective of the *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

will be to integrate and manage the activities of the IBM service delivery teams in the different Country Locations in such a manner that they present a consistent, cohesive face to Equifax.

In view of the *’s responsibility for a significant portion of Equifax’s IT operations, the * will function as a virtual direct report to the Equifax CTO/CIO.

*

In support of the *, IBM will appoint Regional Project Executives (Regional PEs) as it deems necessary to support the Services. IBM may * Country Locations to *. As of the Commencement Date, there are *.  Each Regional PE performs two roles.  First, this executive is responsible for the integration of day-to-day operations and service performance for all Equifax systems and IT personnel within the respective geographic region. The Regional PE serves as the primary point of contact and escalation for all service and contract related issues.

The second role is to provide consistency in processes, delivery systems architecture, tools deployments, infrastructure deployment, alert management, and the consistency of all cross-functional services to the extent reasonably possible. This mission also includes the deployment of consistent technologies within the regional IT structures.

The IBM Regional PEs are accountable to and subject to the direction and supervision of the IBM *.

IBM Delivery Project Executives

IBM will also appoint regional Delivery Project Executives (DPEs) responsible for the day-to-day operations and service performance for all Equifax systems and IT personnel within their respective regions. This includes regional service operations, quality of service, customer satisfaction, Service Level measurements, achievement and reporting, alert management, cross-functional elements, and partnerships with other suppliers, as required, to achieve the required level of performance within the context of managing-the-whole. These executives also have responsibilities for all IT personnel within their respective regions. To best provide customer visibility and responsiveness and so that employees have access to a local IBM executive, the regional DPEs will reside in their respective geographical regions.

IBM may assign multiple DPEs within a region to focus on key Service Towers or Platforms to provide appropriate attention to specific service delivery issues.

As determined by the scope and scale of services, IBM may assign additional roles to the regional organization structures to provide consistent and focused attention to service deliverables and Service Levels.

The IBM DPEs are accountable to and subject to the direction and supervision of their respective IBM Regional PEs and the IBM Global PE.

Equifax * will appoint a Global Program Manager to serve as the primary Equifax counterpart to the IBM *.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

2

*

Equifax will designate a Regional Program Manager (Regional PM) for each of the Country Locations.  Equifax may assign multiple Country Locations to a single Regional PM.  The Equifax Regional PMs will serve as the primary Equifax counterparts to the IBM Regional PEs.  As such, the Regional PMs serve as the primary points of contact and escalation for all service and contract-related issues within their respective geographies.

The Equifax Regional PMs are accountable to and subject to the direction and supervision of the Equifax Global PM.

Organizational Structure

Following is a prototype description of certain organizational structures the Parties may establish and use as input into their identification and development of global governance bodies, processes, procedures, and interaction protocols as described above.  In particular, the Parties may elect to establish jointly staffed Program/Project Management Offices instead of maintaining separate organizations.

*

The Parties will appoint an * to facilitate oversight and management of the overall relationship between Equifax and IBM.  The * will include:

•                  *

•                  *

•                  *

•                  *, as needed

•                  *

•                  *

•                  *, as needed

Responsibilities:

•                  Discuss the evolving business agenda of both companies

•                  Review and refresh the strategic goals and objectives for the relationship

•                  Approve and recommend significant changes to the IT Environment

•                  Identify change on the horizon that will need to be managed

•                  Review performance against the strategic goals and objectives (business and relationship)

•                  Explore ways to extend the relationship to solve new business challenges

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

3

•                  Review and discuss how the Parties can leverage new skills, techniques, and knowledge gained by IBM through research and development initiatives and experiences with other customers

•                  Communicate the strategic intent and relationship factors to the operational personnel of Equifax, both IT and business units, who are responsible for carrying out the relationship

Objectives:

•                  Align business and IT direction and architecture strategically

•                  Set strategic priorities for use of IT resources

•                  Appropriately use technology to support changing Equifax business needs

*

The * will manage the global business and contractual relationship between Equifax and IBM.  The * will include:

•                  *

•                  *

The * will meet monthly or as otherwise agreed by the Parties to review IBM’s Service delivery performance and discuss objectives, plans, issues and opportunities.

Responsibilities:

•                  Develop global strategies to meet goals set by the *

•                  Develop regional objectives to meet global goals

•                  Address any systemic contractual or management issues

•                  Periodically assess the quality of the working relationship and plans appropriate actions to strengthen the relationship

•                  Identify and resolve conflict

•                  Identify and manage impending change

•                  Review business volumes and service performance

•                  Investigate new opportunities to deliver business value

•                  Make recommendations to the * on significant changes to objectives, strategies or the contract

•                  Define the procedures and practices to be followed by the *

•                  Develop and document strategy and tactics; keeping IT capabilities aligned with business user needs as they evolve over time – maintaining desired flexibility for transformation and change

•                  Scope management

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

4

•                  Cost and resource allocation management

•                  Risk management

•                  Communications management

•                  Contract management (compliance, amendments)

•                  Integration management

•                  Quality management

Objectives:

•                  Manage IBM’s fulfillment of all commitments as the service provider

•                  Develop, monitor and maintain high level processes such as project management, quality management, and contract management.

•                  Provide for audit integrity of financial processes and procedures

•                  Set requirements, inspect appropriately and leverage the relationship

*

IBM will create a single *, under the leadership of the *, designed to address contractual needs across all Country Locations. This * will align contract management processes so that there are synergies in place to support all Country Locations.

Equifax will assign personnel responsible for related functions, under the leadership of the Equifax Global PM, to coordinate with and complement the * as necessary to administer/manage the Agreement and the related Services.

Key processes managed by the * include, but are not limited to:

•                  Contract Management

•                  Compliance with the terms and conditions of the contract (procedural compliance)

•                  Monitor deliverable commitments

•                  Track fulfillment of deliverables

•                  Maintain reasonable auditability of service provider processes

•                  Provide early warning for key delivery problems

•                  Manage benchmark activities to monitor vendor performance against industry standards.

•                  Third-party contract management

•                  Contract Change Management

•                  Financial Management

•                  Maintain the accuracy and auditability of l related financial transactions and to maintain proper financial controls for the term of the agreement.

•                  Establish and manage overall IT budgets and charges forecasts

•                  Review business case for all projects to assess financial viability

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

5

•                  Manage and track monthly charges to maintain accuracy of IBM charges, retained expenses, and pass-through expenses.

•                  Service Level Credits

•                  Provide regular IT financial reporting including budgeted v. actual expenses, forecasts, and financial trend analyses.

•                  Manage anticipated and agreed upon service provider financial responsibilities such that they are not inadvertently converted to retained or pass-through expenses.

•                  Investigate variances in forecasted expenses or usage

•                  Establish and maintain the charge back process and systems

•                  Service Level Management

•                  Performance Monitoring

•                  Forecasting Service Volumes

•                  Problem Management/Escalation

•                  Change Management

•                  Service Levels

•                  Staffing (Key)

•                  Scope

•                  Schedule

•                  Cost

•                  Process/Procedure

•                  New Business Requests

•                  Consolidated Global Reports

•                  Issues Management

*

The * will focus on managing alignment of local IT services with business requirements, service quality and the local business relationship.  Each * will include:

•                  *

•                  *

•                  Equifax Regional Program Manager

•                  IBM Regional Program Manager

The * will meet bi-weekly or as otherwise agreed by the parties.

Responsibilities:

•                  Develop strategies to meet Regional objectives set by the *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

6

•                  Address any systemic contractual or management issues

•                  Periodically assess the quality of the working relationship and plans appropriate actions to strengthen the relationship

•                  Identify and resolve conflict

•                  Identify and manage impending change

•                  Review business volumes and service performance

•                  Investigate new opportunities to deliver business value

•                  Make recommendations to * on significant changes to objectives, strategies or the contract

•                  Define the procedures and practices to be followed by the Operational Management Team

•                  Tracking and identifying business user needs; establishing action plans to meet those needs customer feedback to ensure that the contract is not viewed as a constraint by the business community

Objectives:

•                  Maintain tactical control of quality and effectiveness

•                  Manage technology such that it does not interrupt business processes

•                  Predictive problem and risk management

Operations Teams (Regional)

Operations Teams will focus on infrastructure management and service management (service delivery and service support).  The function of the Operations Teams is to maintain Service Levels and continually improve them in accordance with Schedule B and that problems with day-to-day delivery of the Services are minimized.  Each Operations Team will include

•                  Equifax Regional Program Manager, and key team leaders as needed

•                  IBM Regional Project Executive

•                  IBM Delivery Project Executive(s), and key team leaders as needed

Responsibilities:

•                  Identify and address day-to-day service and change management issues

•                  Prepare reports for the * to highlight service issues

•                  Identify upcoming events that may result in changes in service demand

•                  Review and discuss customer satisfaction and service quality improvements.

•                  Review monthly reports and Service Level attainment

•                  Continually review the support processes, tools and methodologies

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

7

•                  Reconcile projected resource utilization with actual utilization

•                  Establish, track IBM performance and ensure business viability of Service Levels

•                  Define and implement Service Level reporting for business units

•                  Provide communication/alerts to Equifax management regarding degrading or missed Service Levels

•                  Review and monitor problem management process and escalation procedures

•                  As operational problems occur, review vendor recovery and permanent fix plans

•                  Define and maintain business resumption plan to provide for business continuance

•                  Schedule management (planning and control)

•                  HR management

•                  Change management

•                  Acceptance testing and approval

•                  Status and Service Level Reporting

•                  Architectural advice and consent

•                  Standard Setting

•                  Procedures Manuals

The Operations Teams will meet weekly or as otherwise agreed by the parties.

*

The * will be responsible for monitoring all IT projects and maintaining a master project plan to monitor all projects in progress.

The IBM Project Managers will be responsible for monitoring and reporting to the * the status of all big “P” Project, as defined in Schedule N. The IBM Projects Managers will be responsible for coordinating project activities between the service provider, third parties and internal Equifax organizations.

Primary Responsibilities:

•                  Maintain master project plan to monitor all active projects.

•                  Review and approve all IT project plans.  Identify weak project plan points and potential points of failure.

•                  Assess project risk in conjunction with Equifax business units.

•                  Assist in the development of risk mitigation plans for projects

•                  Communicate the status of all projects to the appropriate account manager, business unit, and corporate management.

•                  Conduct checkpoints and evaluate critical path variances to ensure projects remain on target, within cost and scope commitments.

•                  Track and resolve project issues, tasks, and change orders.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

8

•                  Maintain and coordinate coordinated project plans for key projects

•                  Participate in design reviews and in the development of major deliverables such as business process prototypes, work flow diagrams and process models.

•                  Develop and maintain the IT project management methodologies for Equifax

•                  Monitor productivity in each phase.

Operational Reports

Within * days after the Commencement Date, the Parties shall determine an appropriate set of periodic reports to be issued by IBM to Equifax.  Such reports shall (i) be no less comprehensive than the internal Equifax reporting by Transferred Employees and/or current IBM reporting prior to the Commencement Date and shall, at a minimum, include the reports listed in Schedule K (Operational Reports).

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

9

Equifax/IBM Confidential

SCHEDULE M – EXISTING IBM-EQUIFAX AGREEMENTS SUPERSEDED BY THE AGREEMENT

TO

AGREEMENT FOR OPERATIONS SUPPORT SERVICES

BY AND BETWEEN

EQUIFAX INC.

AND

INTERNATIONAL BUSINESS MACHINES CORPORATION

M-1

SCHEDULE M

EXISTING IBM-EQUIFAX AGREEMENTS SUPERSEDED BY THE AGREEMENT

The agreements listed below are superseded by the Agreement as of the Execution Date.  Any issues or claims under such agreements arising out of or relating to events that occurred before the Execution Date are governed by the terms and conditions of the relevant agreement, as in effect at the relevant time.  For the avoidance of doubt, no termination charges are payable under any of such agreements by reason of or in connection with their being superseded by the Agreement.

Contract Name	Execution Date	Scope
Master Agreement for Operations Support Services and its Schedules and Amendments 1 and 2	Effective Date - January 1, 1998	Global
Global Network Transaction Document #00-03 to the Master Agreement for Operations Support Services and its Schedules and Amendment 1	April 1, 2000	Global
Country Transaction Document #01-01 to the Master Agreement for Operations Support Services (Mainframe) and its Schedules and Amendments (1 through 5); Assignment and Acknowledgement Agreements	Execution Date - March 15, 2001	UK
Country Transaction Document #00-03 to the Master Agreement for Operations Support Services (Network) and its and Schedules and Amendment 1	December 31, 2000	UK
Outsourcing Agreement between Equifax Iberica and IBM and its Schedules and Amendments (1 through 9)	December 30, 1994	Spain
Outsourcing Agreement between Equifax Canada and ISM Société de gestion des systèmes d’information and its Exhibits and Amendment 1	May 17, 1993	Canada
Transaction Document #98-01 to the Master Agreement for Operations Support Services (Mainframe) and its Schedules and Amendments (1 through 13)	Execution Date - June 1, 1998	US
Disaster Recovery Transaction Document 03-01 to the Master Agreement for Operations Support Services and its Attachments and Amendment 1	December 20, 2002	US
Country Transaction Document #00-03 (US) to the Global Network Transaction Document under the Master Agreement for Operations Support Services and its Schedules and Amendments (1 through 4 )	May 1, 2000	US

Any agreements between Equifax and IBM (or any of their respective Affiliates) not listed in this Schedule M are unaffected by the Agreement.

M-2

Schedule N

Projects

1.                                      INTRODUCTION

(a)                                  This Schedule N sets forth special terms and conditions applicable to projects, including definitions for small “p” and big “P” projects, a methodology for determining when and to what extent IBM may be due labor charges, in addition to IBM’s total monthly charges under Schedule C (Charges), for performing project-related work, and a project management process.

(b)                                 The Services to be performed by IBM under the Agreement include both routine, repetitive day-to-day activities that are not considered to be ‘projects,’ as well as activities that are considered to be ‘projects’ because they span multiple days, weeks or months and build cumulatively toward the achievement of defined target outcomes or objectives.  Projects have characteristic life-cycle phases and typically involve written project plans with defined interim milestones and/or deliverables to mark their progress toward achievement of their objectives.  The principal purpose of this Schedule N is to establish a methodology for distinguishing different types of projects and determining when IBM is entitled to additional compensation (and how much) for project-related work.

(c)                                  The Parties will utilize the terms set forth in this Schedule N to address the following:

(i)                                     The process for determining if a project is a small “p” project or a big “P” Project;

(ii)                                  Clarification of IBM’s responsibilities for both small “p” and big “P” projects;

(iii)                               Identification of the elements of a particular big “P” Project that may have separate support charges;

(iv)                              The charging mechanisms associated with such separately chargeable project support; and

(v)                                 Terms associated with all projects, including big “P” Projects.

2.                                      GENERAL CHARGING RULES FOR IBM PROJECT-RELATED WORK

(a)                                  As a general rule, IBM is responsible for performing project-related work associated with its provision of the Services as part of the Services at no incremental charge to Equifax beyond the total monthly charges payable to IBM under Schedule C (hereinafter referred to as “In-Price” work).  The preceding sentence is subject to Equifax fulfilling its responsibility to fund the purchase of certain types of resources required by IBM to perform the project-related work in circumstances where the Financial Responsibilities Matrix set forth as Exhibit C-13 (Financial Responsibilities Matrix) of Schedule C (Charges) has designated Equifax as the Actor having such financial responsibility.

(b)                                 This Schedule N provides a process to determine whether a given project is a small “p” project or a big “P” Project.  If a project in IBM is a small “p” project, IBM’s project-related work shall be In-Price.

1

(c)                                  If a project qualifies as a big “P” Project, then certain of IBM’s Project-related work may be subject to incremental charges (referred to as “Chargeable Project Support”) using the applicable professional services rates set forth in Exhibit C-10 (New Services T&M Labor Rates) of Schedule C (Charges) or as otherwise agreed (e.g., a firm-fixed price or not-to-exceed price).  In order to identify those activities to be performed by IBM in relation to a big “P” Project that may have an incremental charge (and to clarify which activities to be performed by IBM in relation to a big “P” Project are In-Price), the Parties have agreed to the Project Life-Cycle Matrix set forth in Section 4 below.

3.                                      PROJECT CLASSIFICATION.

(a)                                  As a project is identified or defined, the Parties will assess the nature of the project to determine whether the project is a small “p” project or a big “P” Project. The presumption is that all projects are small “p” projects unless the project qualifies as a big “P” Project pursuant to Section 3(b) below.  “Business As Usual” (“BAU”) projects – that is, projects consisting of the kinds of activities performed within the skill sets and capacity of the IBM Personnel assigned to perform Services for the Equifax Group’s account (i.e., projects consisting of performing the Processes set forth in the Scope Models attached as Exhibits A-2 with respect to the Elements for which IBM is designated as the Actor), – shall be considered small “p” projects, as shall “IT Infrastructure” projects – that is, projects related to supporting, maintaining, enhancing or refreshing the Equipment, Software or other elements of the IT Infrastructure used by IBM to deliver the Services as required to meet IBM’s obligations under the Agreement, including as necessary to meet Service Levels and refresh requirements.  An example of a BAU project is a project involving installs, moves, adds and changes (IMACs) of data processing and/or network equipment of a scale that was customarily performed by the * prior to the Commencement Date (i.e., during the time they were *).

(b)                                 A project will be considered a big “P” Project (hereinafter “Project”) only if, and to the extent that, it meets all of the following criteria:

(i)                                     It is requested by an Equifax Group member;

(ii)                                  It is not a Business As Usual project (or if it is a BAU project, it cannot reasonably be performed within the skill sets and capacity, including reasonable amounts of overtime work of the IBM Personnel assigned to perform Services for the Equifax Group’s account);

(iii)                               It is not an IT Infrastructure project; and

(iv)                              It has been approved and funded by an Equifax Business Unit (including Equifax IT).

(c)                                  There may be circumstances in which a project has elements of both project types.  In that case, all small “p” project elements shall be considered In-Price and the big “P” Project elements shall be considered * Chargeable Project Support as indicated in the Project Life-Cycle Matrix in Section 4 below.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

2

(d)                                 As a further aid to the Parties in determining the kinds of projects that are Business As Usual projects, set forth in Exhibits N-1 to N-5 attached hereto are examples of ongoing Business As Usual projects that are in flight as of the Commencement Date.

4.                                      CHARGEABLE PROJECT SUPPORT IDENTIFICATION — PROJECT LIFE CYCLE MATRIX

The following Project Life-Cycle Matrix is structured to incorporate the Project Process project life-cycle phases and deliverables across the top row.  The applicable IT Value Chain Processes (defined in Schedule A) are identified along the left-hand column.  Within each of the cells of the Project Life-Cycle Matrix, the Parties have identified which activities are included In-Price as part of the Services and which activities would be considered * Chargeable Project Support.  This table shall only be referenced if the particular project qualifies as a big “P” Project in accordance with the project classification scheme set forth in Section 3 above.  Any other relevant activities or phases in a Project’s life-cycle (including those not specifically addressed in the table below) of the same broad type of services shall be included as * work.

Project Life-Cycle Matrix

Concept/Proposal	Initiation	Planning	Execution/Closure
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

3

5.                                      CHARGEABLE PROJECT SUPPORT CHARGING MECHANISMS

(a)                                  As referred to above, “Chargeable Project Support” shall mean the specific categories of Equifax-approved labor efforts IBM provides in connection with a big “P” Project that are identified as such in the Project Life-Cycle Matrix above.  The Equifax-approved Chargeable Project Support labor efforts shall only be based upon approved discretionary spending as determined and requested by Equifax in accordance with the Project Process Interaction Model set forth in Attachment A-4-2 (Project Process Interaction Model) of Schedule A (Scope of Services) and the Change Management process.

(b)                                 Once a determination has been made in accordance with the Project Life-Cycle Matrix above that a particular big “P” Project does have Chargeable Project Support activities, the Parties will determine the associated time that is required to perform the Chargeable Project Support for each phase of the Project phase (the sizing of such activities will be included in the related Project deliverables).  The Parties will also determine whether or not the time to be spent by IBM Personnel on such labor activities will be *.  IBM shall not commence a Project phase involving Chargeable Project Support or invoice Equifax for any such support, prior to receiving Equifax’s written authorization.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

4

(c)                                  As stated above, the Project Life-Cycle Matrix identifies within each Project phase those activities that are * work and those activities that are considered *.  For the avoidance of doubt, except as identified in the Project Life-Cycle Matrix, all other labor-based Project support as set forth in the Agreement shall be considered * work.  IBM acknowledges and agrees that any and all IBM Personnel training and time-tracking associated with a Project are included in the * associated with the Services and Chargeable Project Support and are not separately chargeable.

(d)                                 IBM’s charges set forth in Schedule C (Charges) for the U.K. and Canada include provisions for a certain amount of labor capacity to perform Project-related work.  That Project capacity is documented in Schedule C (Charges)..

(e)                                  If IBM time and resource estimates for a time and materials Project, as agreed by Equifax, are exceeded, then Equifax will have the option to reprioritize, manage, stop or suspend any of the work being done as part of such Project.  IBM will provide Equifax with monthly reports on such Project work, including ‘actual vs. Budget’ tracking of Chargeable Project Support, in order for the Parties to continually evaluate the status of the Project.  For * Projects, IBM will provide Project progress reports in order for the Parties to continually evaluate the status of the Project.

(f)                                    For each project (both small “p” projects and big “P” Projects) that Equifax elects to have IBM perform, IBM shall perform and manage such project in accordance with Exhibit N-7 (Project Management Process). As part of IBM’s Project Management responsibilities, IBM is responsible for making efficient use of resources to perform project-related work, limiting the amount of idle resources to a reasonable level.  If so requested, IBM shall provide Equifax with a proposed strategy to adjust IBM’s capacity to perform project-related in order to minimize the need to utilize Chargeable Project Support for Projects.

6.                                      GENERAL TERMS

(a)                                  All projects (both small “p” and big “P” projects) must be approved in advance by Equifax.

(b)                                 From time to time during the Term of the Agreement, Equifax, in its sole discretion, may elect to perform any project (both small “p” and big “P” projects) as a retained function, or may select IBM or a third party services provider to perform project-related work.  If Equifax elects to perform any project on its own behalf or engages a third party services provider to perform a project, IBM shall nevertheless perform, at no additional charge to Equifax, the Services required to support such project, including as defined in the Agreement and the Project Life-Cycle Matrix, and coordination and integration activities reasonably related to the Services as may be required in connection with the performance of the project by Equifax or any Equifax-engaged third party services provider

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

5

(c)                                  IBM acknowledges and agrees that Equifax shall have the right to make changes in priorities for Projects, which changes may include new Equifax-requested and Equifax-approved Projects (including Chargeable Project Support) and the cancellation of Projects (including the associated Chargeable Project Support).  If Equifax cancels a Project, Equifax will use its reasonable efforts to provide as much advance notice as it can regarding the cancellation, and reasonable efforts to provide at least * days notice if such cancellation would result in IBM removing IBM Personnel performing work on such Project from the Equifax account but shall not be contractually obliged to provide a specific amount of advance notice.  Equifax shall not be obligated to pay IBM any additional compensation associated with the cancellation of a Project following Equifax’s notice of the Project cancellation.  IBM shall cease providing the Chargeable Project Support labor efforts as of the date specified in such notice.  With regard to such labor efforts, IBM shall only be entitled to charge Equifax for the actual labor efforts provided by IBM up to the date specified in Equifax’s notice of cancellation using the professional services rates set forth in Exhibit C-10 (New Services T&M Labor Rates) of Schedule C (Charges) or other agreed pricing methodology for such Chargeable Project Support, but in no event more than the applicable Chargeable Project Support * for such Chargeable Project Support.

7.                                      PROJECT INTERACTION MODEL.

(a)                                  As of the Commencement Date, the Parties have agreed to follow an Interaction Model for projects (set forth at Attachment A-4 to Schedule A (Interaction Models) that:

(i)                                     leverages IBM’s adoption of a project management methodology based upon the Project Management Institute’s (PMI) Project Management Body of Knowledge (PMBOK);

(ii)                                  provides a process flow for the specific interactions (including the identification of deliverables and dependencies) between Equifax as the Program Management Process Actor and IBM as the Project Management Actor; and

(iii)                               provides criteria for determining the appropriate level of formal project methodology applicable to projects for which IBM is the Project Management Actor.

(b)                                 IBM will be responsible for adhering to the Project Process, as such Process may be modified or changed from time-to-time during the term of the Agreement.  To the extent IBM modifies or changes its project management methodology, the Parties will make equitable adjustments to the Project Process and the provisions of this Schedule N to take into account changes that may be made to the project life-cycle phases and associated deliverables with the intent that Equifax will receive the same level and quality of project work included as In-Price work as of the Commencement Date.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

6

Introduction to Exhibits N-1 – N-4

The Parties acknowledge and agree that the Projects listed in Exhibits N-1 - N-4 are BAU projects that are currently in process by the Transferred Employees and which, accordingly, are within the scope of the Services to be performed and completed by IBM.  The End Dates shown in Exhibits N-1 – N-4 are target completion dates for such projects.  The Parties agree to work together during the first thirty (30) days after the Commencement Date to discuss the target completion dates and mutually agree which of them represent firm completion dates based on Equifax Business needs. In the meantime, IBM will continue to perform the listed projects at their current respective levels of effort.

N-1-1

EXHIBIT N-1
IN-FLIGHT PROJECTS *

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

N-1-2

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

N-1-3

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

N-1-4

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

N-1-5

*

Project Name	Start Date	End Date	Headcount	Person Days	Description	Resources IBM In Scope? Y/N	Resources Project Specific? Y/N	Third Party Suppliers
	5/15/2003	9/1/2003	2	7
	5/15/2003	9/1/2003	2	7		Y
	9/1/2003	10/1/2003	3	7		Y
	1/1/2003	2/1/2004	3	30		Y
	6/3/2003	9/1/2003	4	10		Y
	5/1/2003	12/31/2003	6	90		Y
	6/3/2003	12/15/2003	4	10		Y
	5/15/2003	9/30/2003	4	90		Y

	4/3/2003	9/30/2003	6	15		Y
	Already in progress	1/1/2006	2	1300		Y	N
	Already in progress	On-going	3	N/A		Y	N
						Y	N
	2-Aug	Ongoing	1	N/A		Y	N
						Y
						Y
	November-02	8/1/03				Y
	September-02	9/30/03				Y

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

N-1-6

Project Name	Start Date	End Date	Headcount	Person Days	Description	Resources IBM In Scope? Y/N	Resources Project Specific? Y/N	Third Party Suppliers
	July-03	12/1/03				Y
	May-03	9/30/03				Y
	May-03	9/30/03				Y
	May-03	10/1/03				Y
	Jul-03	12/1/03				Y
	Mar-03	10/1/03				Y
	Jun-03	9/1/03				Y
	Apr-03	11/1/03				Y
	May-03	11/30/03				Y
	May-03	12/31/03				Y
	May-03	12/31/03				Y
	Jun-03	12/31/03	1	3		Y Both in the UK and US	N
	Jun-03	8/1/03				Y
		Ongoing	3			Yes	No
	7/2003	7/2003				Yes	No
		10/1/2003				Yes	No
		TBD				Yes	No
		TBD				Yes	No
		TBD				Yes	No
		TBD				Yes	No
		8/1/2003				Yes	No
		3/1/2004				Yes	No
		10/1/2003				Yes	No
		Various				Yes	No
		10/1/2003				Yes	No
	7/1/2003	10/1/2003				Yes	No
		8/30/2003				Yes
		9/31/03				Yes
		8/30/2003				Yes
		11/1/2003				Yes

N-1-7

EXHIBIT N-2
IN-FLIGHT PROJECTS – SPAIN

Project Name	Start Date	End Date	Head- count	Person Days	Estimated Work to Complete	Resouce Assigned	Description (Project purpose/driver, scope, participants, status, etc.)
*	6/16/2003	11/16/2003	2	80	64	*	*
*	6/1/2003	9/30/2003	3	90	22	*	*
*	8/1/2003	8/31/2003	1	15	15	*	*
*	7/1/2003	8/15/2003	1	5	3	*	*
*	9/1/2003	10/1/2003	1	10	10	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

N-2-1

EXHIBIT N-3
IN-FLIGHT PROJECTS *

*
*
*	4	4	*
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

N-3-1

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

N-3-2

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

N-3-3

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

N-3-4

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

N-3-5

*
*	4		*
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

N-3-6

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

N-3-7

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

N-3-8

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

N-3-9

*

Project Name	Start Date	End Date	Head- count	Person Days	Description	Resources IBM In Scope Y/N?	Resources Project SpecificY/N?	Third Party Suppliers
	10/1/2002	9/1/2003	2	5		Y	N
	6/1/2003	8/15/2003	4	4		Y	N
	7/1/2002	12/31/2003	8	20		Y	N
	7/14/2003	8/11/2003	1	8		Y	N
	16-Jun-03	30-Aug-03	1	15		Y	N
	16-Jun-03	30-Sep-03	1	22		Y	N

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

N-3-10

Project Name	Start Date	End Date	Head- count	Person Days	Description	Resources IBM In Scope Y/N?	Resources Project SpecificY/N?	Third Party Suppliers
	1-May-03	30-Sep-03	1	45		Y	N
	4-Aug-03	30-Sep-03	1	30		Y	N
	1-Jun-03	30-Sep-03	1	3		Y	N
			4	TBD		Y	N
	1-Jun-03	no drop dead date but working towards end Nov 03	1	30		Y	N
	7/2/2003	9/30/2003	2	12		Y	N
	6/23/2003	9/28/2003	1	5		Y	N
	4/1/2003	9/28/2003	1	2		Y	N
	1-Sep-02	1-Dec-03	1	50		Y	N
		1-Sep-03	1	50		Y	N
	1-Jul-03	1-Dec-03	1			Y	N
	1-Jul-03	1-Dec-04	1	50		Y	N
	1-Jan-02	1-Dec-04	0	?		Y	N
	1-Mar-03	1-Nov-03	1	5		Y	N
	1-Jun-03	31-Dec-03	2	50		Y	N
	1-Jun-03	31-Dec-03	1	50		Y	N
	1-Jun-03	1-Aug-03	1	10		Y	N

N-3-11

EXHIBIT N-4
IN-FLIGHT PROJECTS - US

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

N-4-1

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

N-4-2

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

N-4-3

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

N-4-4

*

Project Name	Start Date	End Date	Headcount	Person Days	Description	Resources IBM In Scope? Y/N	Resources Project Specific? Y/N	Third Party Suppliers
	3/1/2003	9/22/2003	4	45		Y	N

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

N-4-5

6/1/2003	9/30/2003	1	25	Y	N
5/1/2003	8/30/2003	1.5	75	Y	N
7/1/2003	9/30/2003	1	15	Y	N
3/1/2003	6/30/2004	5	210	Y	N
6/2/2003	9/30/2003	1	10	Y	N
1/1/2003	9/30/2003	10	300	Yes	No
7/1/2003	8/31/2003	2	20	Yes	No
4/1/2003	9/30/2003	1	30	Yes	No
6/1/2003	8/31/2003	2	10	Yes	No
3/1/2003	10/31/2003	4	140	Yes	No
1/1/2003	12/31/2003	2	225	Yes	No
8/1/2003	11/30/2003	2	90	Yes	No
6/1/2003	10/31/2003	2	75	Yes	No
7/1/2003	9/30/2003	1	15	Yes	No
8/1/2003	10/31/2003	2	60	Yes	No
7/1/2003	8/31/2003	2	40	Yes	No
9/1/2003	11/30/2003	1	20	Yes	No
9/1/2003	11/29/2003	5	40	Yes
5/11/2003	9/31/03	5	30	Yes
9/1/2003	9/8/2003	2	5	Yes
7/1/2003	10/15/2003	1	60	Yes
10/3/2003	6/1/2004			Yes
9/1/2003	10/15/2003	3	20	Yes
3/1/2003	9/30/2003	2	45	Yes	No
3/1/2003	On-going	4	2 per week	Yes	No
4/1/2003	10/31/2003	6	510	Yes	No
3/1/2003	On-Going	1	20	Yes	No
1/2003	8/31/2003			Yes	No
tbd	tbd			Yes	No
5/2003	10/2003			Yes	No
	Ongoing			Yes	No
6/2003	9/15/2003			Yes	No
6/2003	11/15/2003			Yes	No
6/2003	11/15/2003			Yes	No
6/2003	9/15/2003			Yes	No
2/2003	10/1/2003			Yes	No
6/2003	10/1/2003			Yes	No
6/2003	10/1/2003			Yes	No

N-4-6

6/2003	11/15/2003	Yes	No
6/2003	11/15/2003	Yes	No
tbd	4/1/2004	Yes	No
7/2001	9/1/2003	Yes	No
7/2003	9/15/2003	Yes	No
tbd	4/1/2004	Yes	No
6/2002	6/1/2004	Yes	No
5/2003	10/10/2003	Yes	No
tbd	6/1/2004	Yes	No
5/2003	10/1/2003	Yes	No
tbd	4/30/2003	Yes	No

N-4-7

Exhibit N-5

Project Management Process

This Exhibit supplements the Agreement by setting forth certain additional terms and conditions applicable to small “p” and big “P” Projects performed by IBM under the Agreement.  The terms set forth in this Exhibit that pertain to charges apply only to big “P” Projects.  With respect to each project that is performed under the Agreement, the terms and conditions set forth in the Agreement and this Exhibit shall also be supplemented by the applicable Statement of Work for the project.

Section references used in this Exhibit shall be to sections of this Exhibit unless otherwise indicated.

1.                                      DEFINITIONS

As used in this Exhibit:

(a)                                  “Budget” shall mean, for a Time and Materials Project, the authorized total of IBM’s charges to Equifax for the Project, including fees for Services and any other reimbursable charges and expenses, including taxes.

(b)                                 “Final Acceptance” shall mean Equifax’s written indication to IBM that it has accepted all Deliverables for a Project and that all Milestones for the Project have been achieved.

(c)                                  “Fixed Price” shall mean the total firm, fixed price for a Project.

(d)                                 “Fixed Price Project” shall mean a Project that is performed for a firm, fixed price.

(e)                                  “Not-to-Exceed Price” shall mean the maximum amount that IBM will be paid for performing a Project.

(f)                                    “Not-to-Exceed Price Project” shall mean a Project, that is performed for an amount that shall not exceed the agreed Not-to-Exceed Price.

(g)                                 “Project Documents” shall mean, collectively, the Statement of Work for a Project, together with the Project Plan and Staffing Plan.

(h)                                 “Project Plan” shall have the meaning given in Section 2.3(b)

(i)                                     “Staffing Plan” shall have the meaning given in Section 2.4(a).

(j)                                     “Time and Materials Project” shall mean any Project that is not a Fixed Price Project or a Not-to-Exceed Price Project.

N-5-1

1.2.                            Other Terms.

(a)                                  Capitalized terms used but not defined in this Exhibit shall have the meanings given them elsewhere in the Agreement.

2.                                      PERFORMANCE OF PROJECTS

2.1.                            General.

(a)                                  IBM will perform any projects commissioned under the Agreement in accordance with the Agreement, this Exhibit and the applicable Project Documents, including the Statement of Work, the Project Plan, the Staffing Plan and, in the case of Time and Materials Projects, the Budget.

(b)                                 IBM will complete each Fixed Price Project and Not-to-Exceed Price Project in accordance with its Project Schedule and will * complete each Time and Materials Project in accordance with its Project Schedule.

2.2.                            Statements of Work.

(a)                                  For each project IBM will prepare for Equifax review and approval a Statement of Work.

(b)                                 For each Fixed Price Project, the Statement of Work shall specify the Fixed Price and the associated payment Milestones and payment amounts.

(c)                                  For each Not-to-Exceed Price Project, the Statement of Work shall specify the Not-to-Exceed Price.

(d)                                 For each Time and Materials Project, the Statement of Work shall specify the Budget.

2.3.                            Project Plan and Project Schedule.

(a)                                  For each project, IBM will prepare for Equifax review and approval a Project Plan.

(b)                                 For this purpose the term “Project Plan” means a document that describes the tasks to be undertaken by each of the Parties to complete a Project, which at a minimum shall:

(i)                                     include a detailed list of the Milestones and Deliverables;

(ii)                                  include a detailed Project Schedule;

(iii)                               include a detailed list of tasks and responsibilities to be retained by Equifax;

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

N-5-2

(iv)                              identify any third party products, including software, that may be embedded within any Deliverables;

(v)                                 identify any third party products that Equifax may require in order to make use of any Deliverable;

(vi)                              identify software and tools IBM will use to complete the Project;

(vii)                           identify the project management reports that will be provided;

(viii)                        describe any assumptions made in compiling the Project Plan;

(ix)                                identify any dependencies; and

(x)                                   contain such other information as may be appropriate or reasonably required by Equifax.

(c)                                  IBM shall update the Project Plan on a continuous basis until Equifax’s Final Acceptance of the Project; provided, however, that IBM’s obligation to update the Project Plan shall not relieve IBM of responsibility for timely performance in accordance with the Project Schedule approved by Equifax.

2.4.                            Staffing Plan.

(a)                                  For each Project, IBM will prepare for Equifax review and approval an integrated staffing plan describing the IBM Personnel resource requirements and Equifax personnel resource requirements to adequately staff and complete the Project in accordance with the Project Schedule (the “Staffing Plan”).  Upon approval by Equifax, the Staffing Plan will be incorporated into the applicable Statement of Work.

(i)                                     IBM will staff the project in accordance with the terms of the Staffing Plan applicable to *.

(ii)                                  IBM shall not reduce the number of personnel resources it uses for a project below the number set forth on the approved Staffing Plan unless IBM demonstrates to Equifax’s reasonable satisfaction that IBM will be able to complete the project in accordance with the Project Schedule using fewer resources.  Moreover, in the case of a Time and Materials Project, IBM shall not increase the number of resources it uses above the number set forth in the approved Staffing Plan without Equifax’s prior approval.  For the avoidance of doubt, in the case of a Fixed Price Project or a Not-to-Exceed Project, IBM shall bear all costs for or associated with any such increase in the number of personnel resources used (except in cases where the increase in personnel is provided pursuant to a Change

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

N-5-3

Order signed by Equifax authorizing an increase in the Fixed Price or Not-to-Exceed Price of the Project).

(iii)                               In the case of a Fixed Price Project or Not-to-Exceed Project, if the level of personnel resources specified in the Staffing Plan is insufficient to complete any project tasks in accordance with the Project Schedule, IBM shall promptly add additional qualified IBM Personnel resources to the performance of the affected tasks in an amount sufficient to complete performance of the project in accordance with the Project Schedule.  In the case of Time and Materials Projects, IBM shall promptly notify Equifax and provide Equifax a detailed explanation of the need for additional resources, but IBM shall not add such additional resources without Equifax’s prior approval.

(iv)                              Equifax will provide the Equifax personnel resources described in the approved Staffing Plan.  Equifax shall not be obligated to provide any personnel resources except as specifically set forth in an approved Staffing Plan.

2.5.                            Budget.

(a)                                  For each Time and Materials Project, IBM will prepare for Equifax review and approval a detailed Budget setting forth in detail, by major task and Milestone, IBM’s proposed time and materials charges and any other costs that will be borne by Equifax (the “Budget”).

(b)                                 Upon approval by Equifax, the Budget will be incorporated into the applicable Statement of Work and will constitute the authorization limit for such Statement of Work, which IBM may not exceed without Equifax’s prior written consent.

3.                                      PROJECT MANAGEMENT

3.1.                            Project Management Responsibility.

(a)                                  IBM shall have overall responsibility for managing and successfully performing and completing each project, subject to the overall strategic direction of Equifax, and with the participation and support of Equifax as specified in the applicable Statement of Work.

(i)                                     IBM’s Project Management duties will include monitoring and reporting on Equifax’s performance of its retained Equifax responsibilities, as well as IBM’s performance of its own responsibilities, and providing early notice to Equifax if Equifax’s failure to perform its retained Equifax responsibilities in accordance with the applicable Statement of Work or Work Order is likely to delay the timely completion and acceptance of any

N-5-4

Deliverables or the timely achievement of any Project Milestones.

3.2.                            Reports and Meetings.

The following provisions supplement the provisions of the Agreement and Schedule K (Reports) with respect to projects:

(a)                                  Reports.  IBM shall provide a monthly performance report, which shall be delivered to Equifax * after the end of each month, describing IBM’ performance of each Project in the preceding month (the “Monthly Performance Report”).  Such Monthly Performance Report, shall:

(i)                                     describe in detail the status of each Project against the relevant Project Plan, including the Project Schedule;

(ii)                                  report on personnel resources expended against the Staffing Plan;

(iii)                               for time and materials Projects, report on the charges incurred with respect to the Project as compared to the applicable Budget; and

(iv)                              describe any circumstances IBM anticipates will impair the on-time, on-budget or quality completion of the Project.

(b)                                 Meetings.  The Parties shall meet monthly to, among other things, review the Monthly Performance Report.  IBM shall prepare and circulate an agenda sufficiently in advance of each such meeting to give participants an opportunity to prepare for the meeting.  IBM shall incorporate into such agenda items that Equifax desires to discuss.  At Equifax’ request only, IBM shall prepare and circulate minutes promptly after a meeting.

3.3.                            Inspections of Work in Progress.

(a)                                  Upon reasonable notice to IBM, Equifax’s representatives shall be allowed to inspect, monitor, or otherwise evaluate the work being performed.  IBM must provide reasonable facilities and assistance for Equifax’s representatives carrying out such inspection, monitoring and evaluation activities.

3.4.                            Cost Over-run Risk on Fixed Price Projects and Not-to-Exceed Price Projects.

(a)                                  IBM shall bear the risk of cost over-runs on Fixed Price Projects and Not-to-Exceed Price Projects and shall complete such Projects without charging Equifax more than the agreed Fixed Price or Not-to-Exceed Price, as the case may be, unless otherwise authorized by Equifax.  If IBM believes that Equifax is responsible for * from * a Fixed Price Project or Not-to-Exceed Price Project according to its agreed

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

N-5-5

time and resource schedule, IBM * that Equifax *, as the case may be, for the Project.

3.5.                            Management of Time and Materials Projects Against the Budget.

(a)                                  At such time that IBM’s total charges for a Time and Materials Project equal * of the Budget, IBM will notify Equifax in writing whether or not it believes the total charges at the completion of the Project will exceed the Budget, describing the basis for its conclusions.

(b)                                 If IBM notifies Equifax that the total charges at the completion of the Project are likely *, IBM shall recommend alternatives to Equifax for avoiding or minimizing * and shall perform no further work and bill for no more time without first obtaining Equifax’s prior approval.

(c)                                  If further Project Services are approved by Equifax, IBM will perform them.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

N-5-6

Equifax/IBM Confidential

SCHEDULE O — SERVICES TRANSFER ASSISTANCE

TO

AGREEMENT FOR OPERATIONS SUPPORT SERVICES

BY AND BETWEEN

EQUIFAX INC.

AND

INTERNATIONAL BUSINESS MACHINES CORPORATION

SCHEDULE O

SERVICES TRANSFER ASSISTANCE

The Services Transfer Assistance to be provided by IBM in accordance with the provision of Section 12.3 (Services Transfer Assistance) of the Agreement shall include the assistance described in this Schedule O and Section 12.3 (Services Transfer Assistance) of the Agreement in the event of the termination or expiration of the Agreement or in the event of a reduction of the Services in accordance with Section 8.5 of the Agreement (Alternate Providers).

1.             GENERAL

IBM’s general responsibilities with respect to Services Transfer Assistance shall include the following:

(a)                                  IBM shall cooperate with Equifax or its designee and shall assist in the preparation and implementation of a plan for the transfer of the Services from IBM to Equifax or to its designee.

(b)                                 IBM shall provide to applicable personnel of Equifax and its designee training in the performance of the Services that are to be transferred, including the use as permitted under the Agreement of IBM’s Software.

(c)                                  IBM shall provide Equifax or its designee with information regarding the Services to support Equifax or its designee in assuming responsibility for, and continuing the performance of, the Services in an orderly manner.  Such information shall include identifying key support contacts (names and telephone numbers) of Service Employees and third party providers, subject to applicable privacy laws and regulations.

(d)                                 The provisions of this paragraph shall be subject to applicable local law requirements. Notwithstanding Section 8.4(b) of the Agreement, Equifax or Equifax’s designee shall be permitted to begin the process of making offers to hire any Service Employees (as defined in Section 12.5(g) of the Agreement) primarily performing the Services as of the date of notice of termination, or, in the case of expiration, within the six (6) month period prior to expiration provided such offer and hiring activities do not unduly interfere with IBM’s performance of the Services.  Equifax shall have reasonable access to such Service Employees for interviews, evaluation and recruitment.  IBM shall not attempt to enforce, and shall use its reasonable efforts to cause each of its applicable subcontractors to refrain from enforcing its rights, if any, under non-competition or similar types of contracts with such personnel restricting the ability of such personnel to be recruited or hired by Equifax or Equifax’s designee.

2.             PRE-TRANSFER SERVICES

IBM’s pre-transfer responsibilities with respect to Services Transfer Assistance shall include the following:

(a)                                  Providing to Equifax or its designee current data and information of the types set forth in Schedules E, F and G, respectively, concerning the Machines, Software and Third Party Agreements then being used in providing the Services.

(b)                                 Identifying, recording and providing to Equifax or its designee release levels and maintenance release levels for Systems Software.

(c)                                  Reviewing the test and production Software libraries with Equifax’s or its designee’s operations staff.

(d)                                 Assisting Equifax or its designee in the analysis of the space required for Software libraries.

(e)                                  Providing materials in IBM’s possession or control relating to any Software to be provided by IBM to Equifax or its designee pursuant to Section 12.5 (Services Transfer Assistance) of the Agreement.

(f)                                    Assisting Equifax or its designee in transferring and understanding naming conventions, including, as requested by Equifax, providing documentation regarding the naming conventions used by IBM in providing the Services.

(g)                                 Identifying Systems Software changes in process, and unless otherwise requested by Equifax, freezing Systems Software changes other than maintenance modifications necessary to address processing problems or to implement regulatory changes.

(h)                                 As requested by Equifax, providing to Equifax or its designee multiple tape copies of Equifax’s storage volumes, including, as applicable, files, data sets, programs, load modules, libraries and script files.

(i)                                     Providing asset listings for the Machines, including maintenance and firmware levels.

(j)                                     Providing and coordinating assistance to Equifax or its designee in notifying relevant vendors of the procedures to be followed during the transfer.

(k)                                  The provisions of this paragraph shall be subject to applicable local law requirements. Providing Equifax, subject to the appropriate confidentiality undertakings being given by Equifax, within twenty-one (21) days of Equifax’s request for the same, for itself or any potential designee notified to IBM, with such appropriate information concerning Service Employees as Equifax shall reasonably stipulate (“Service Employee Information”).  Such Service Employee Information may include, non-personally identifiable information concerning the number of Service Employees by function, remuneration and benefits packages, and additionally with respect to individual Service Employees following a decision by Equifax or its designee to hire or offer to hire them, individual information regarding their respective ages and dates of commencement of employment, contractual periods of notice and any outstanding or potential financial obligations to such Service Employee.  Where Service Employee Information has been provided, IBM will as soon as practicable (but in any event within twenty-one (21) days):

(i)                                     Inform Equifax of any material change to the same;

(ii)                                  Use its reasonable efforts to clarify any matter on which clarification is reasonably requested by Equifax; and

(iii)                               Use its reasonable efforts to co-operate with any other reasonable requests made by Equifax concerning Service Employee Information.

(l)                                     Providing to Equifax or its designee reasonable access to Service Employees performing (or who were performing) the Services and to an IBM representative familiar with the provision of the relevant Services, in order that these personnel may answer Equifax or its designee’s questions.

(m)                               Providing to Equifax or its designee one (1) copy of documentation in hardcopy and if available in softcopy, including the Procedures Manual and the IT Management Processes, that is used by IBM in performing the Services.

(n)                                 Reviewing and explaining the Procedures Manual to Equifax’s or its designee’s operations staff.

(o)                                 Providing for the orderly hand-off of ongoing projects as requested by Equifax.

(p)                                 Providing to Equifax or its designee the end user profiles from the Service Desk and the requested problem management records, as these exist as of the effective date of the termination or expiration.

(q)                                 Providing to Equifax or its designee the plans and status of current and pending projects.

(r)                                    Cooperating with Equifax or its designee in the preparation for and conduct of migration testing.

(s)                                  In conjunction with Equifax, conducting rehearsal(s) of the transfer prior to cutover at times reasonably designated by Equifax.

(t)                                    Providing an inventory of the documentation and media stored off-site.

(u)                                 Providing an inventory of telephone numbers being used by IBM in conjunction with performing the Services.

3.             TRANSFER SERVICES

IBM’s transfer responsibilities with respect to Services Transfer Assistance shall include the following:

(a)                                  In conjunction with Equifax or its designee, assist in conducting the cutover of the Services and supporting Equifax’s or its designee’s commencement of the operations.

(b)                                 Unloading requested Company Information and other Equifax Information from the systems used to provide the Services; returning to Equifax or providing to its designee Equifax Data and other Equifax Information.

(c)                                  Transferring responsibility to Equifax or its designee for off-site tape and document storage.

(d)                                 Delivering tapes or other media containing Equifax-requested data files (with content listing) and printouts of control file information to Equifax or its designee.

(e)                                  Providing assistance to Equifax or its designee in loading the data files.

(f)                                    Providing assistance to Equifax or its designee with the turnover of operational responsibility, including providing assistance and cooperation in the execution of parallel operation testing.

(g)                                 Porting telephone numbers to Equifax or its designee.

4.             POST-TRANSFER SERVICES

IBM’s post-transfer responsibilities with respect to Services Transfer Assistance shall include the following:

(a)                                  Providing additional assistance as requested by Equifax to assist Equifax in its continuity of operations.

(b)                                 Returning to Equifax remaining property of Equifax in IBM’s possession, including remaining reports, data and other Equifax Information (alternatively, as required by Equifax, IBM shall destroy such property).

(c)                                  Certifying that Company Information has been removed from IBM’s systems, premises and control and returned or destroyed.  Notwithstanding the foregoing, IBM may retain copies of such Company Information in, but only in, its legal department.

(d)                                 Vacating Equifax’s premises in an orderly manner.

(e)                                  Providing to Equifax or its designee reasonable access to Service Employees to address questions or issues with respect to IBM’s prior performance and transfer of the Services.

Equifax/IBM Confidential

SCHEDULE P – DATA PROTECTION

TO

AGREEMENT FOR OPERATIONS SUPPORT SERVICES

BY AND BETWEEN

EQUIFAX INC.

AND

INTERNATIONAL BUSINESS MACHINES CORPORATION

P-1

SCHEDULE P

DATA PROTECTION

1.             DATA PROTECTION

The Exhibits to this Schedule P set forth the terms for Data Protection for each Country Location.

Exhibit Q-1   Canada

Exhibit Q-2   Spain

Exhibit Q-3   United Kingdom

Exhibit Q-4   United States

Exhibit Q-5   Ireland

P-2

Equifax/IBM Confidential

EXHIBIT P-1

DATA PROTECTION - CANADA

1.1                                 Data Protection

(a)                                  Data Protection Legislation

(i)                                     Defined Terms

Terms which are defined in the relevant country’s Data Protection Legislation (as defined in subsection (iii)(A) below) as amended from time to time and used in this Section 1.1 have the same meanings in this Section 1.1 as in the Data Protection Legislation.

(ii)                                  The Parties’ Roles

The Parties acknowledge that:

(A)                              IBM may process personal data in providing the Services (“Processed Data”).

(B)                                Equifax, either alone or jointly with third parties, will determine the purposes and means of processing of the Processed Data and will therefore be the Data Controller (or one of joint Data Controllers) of the Processed Data.

(iii)                               General Compliance with Data Protection Legislation

(A)                              Without prejudice to the generality of Section 4.10 of the Agreement (Legal and Regulatory Compliance), each Party warrants that it shall comply with the applicable law or regulation in any jurisdiction (the “Data Protection Legislation”), in relation to the Processed Data and any registration and notification requirements thereunder. In the case of IBM this shall in each case be to the extent that this is consistent with its role as Data Processor.

(B)                                Nothing in the Agreement shall be construed as preventing either Party from taking such steps as are necessary to comply with applicable Data Protection Legislation.

(C)                                To the extent that IBM is acting as a Data Processor, IBM undertakes that it shall process personal data under the Agreement in accordance with Equifax’s instructions from time to time subject to compliance with applicable Data Protection Legislation. Equifax generally instructs IBM to perform such processing as IBM reasonably considers necessary to perform the Agreement.

(D)                               IBM shall ensure that only such of its employees who may at IBM’s discretion be required by IBM to assist it in meeting its obligations under the Agreement shall have access to Processed Data.  IBM shall ensure

P-1-1

that all employees used by it to provide the Services undergo training in the Data Protection Legislation and in the care and handling of Processed Data from time to time to the extent necessary to enable IBM to comply with its obligations under this Section 1.1.

(E)                                 IBM undertakes not to disclose Processed Data to a third party in any circumstances other than at the specific request of Equifax unless required to do so by law or in order to provide the Services under the Agreement.

(iv)                              Security Measures

IBM’s security obligations in relation to the Processed Data are set out in this Schedule P (Data Protection) to the Agreement, the security plan to be developed pursuant to Schedule T (Security Procedures), the Procedures Manual, and Article 11 (Confidentiality) of the Agreement.

Equifax acknowledges that it is its own responsibility to ensure that the security measures which IBM is required to have in place under the Agreement:

(A)                              constitute appropriate technical and organizational measures to protect the Processed Data against unauthorized or unlawful processing and against accidental loss or destruction of, or damage to, Processed Data; and

(B)                                ensure a level of security appropriate to the risks represented by the processing to be carried out in the provision of the services and the nature of the Processed Data.

IBM shall comply with all instructions in connection with security measures properly given from time to time by Equifax. Such instructions shall be handled pursuant to the Change Management process set out in Section 6.4 (Change Management Process) of the Agreement.

Subject to the provisions of this Section 1.1(a)(iv), IBM is not obliged to take any security measures in relation to the Processed Data other than those specified in the Agreement,.

(v)                                 *

(A)                              If under the Agreement IBM is required to * any Processed Data *, Equifax shall ensure that, subject to Subsection (v)(B) of this Section 1.1, the * does * applicable Data Protection Legislation.

(B)                                Subsection (v)(A) of this Section 1.1 does not apply to * of applicable Data Protection Legislation which arises because, before the relevant *, IBM has, in relation to that Processed Data, * the applicable Data Protection Legislation.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

P-1-2

(vi)                              Subject Access Requests

If:

(A)                              under the Data Protection Legislation, Equifax is required to provide information to a data subject in relation to Processed Data which are in the possession or under the control of IBM; and

(B)                                Equifax informs IBM in writing that this is the case,

then, provided Equifax complies with Subsection (vii) of this Section 1.1, IBM shall promptly provide reasonable cooperation to Equifax in meeting that requirement, including making copies of that Processed Data available to Equifax and Equifax shall pay IBM’s reasonable costs.

(vii)                           Information

Each Party shall provide the other, as soon as practicable, with such information in relation to the Processed Data and its processing as the other Party may reasonably request in writing and that Party may reasonably be able to provide in order for that Party to:

(A)                              comply with its obligations under the Data Protection Legislation; and

(B)                                assess whether the processing of that personal data in connection with this Enabling Agreement is breaching or may breach the Data Protection Legislation.

(viii)                        Subcontractors

(A)                              Any subcontractor IBM uses in the provision of the Services and which is not an IBM Affiliate or to which IBM is required or authorized by Equifax to transfer any Processed Data across a country border (other than where IBM is required to do so under the Agreement) shall, in relation to any Processed Data it processes, be required to enter an agreement with IBM including terms no less stringent than this Section 1.1.

(B)                                Any IBM Affiliate used by IBM in the provision of the Services or to which IBM is required or authorized by Equifax to transfer any Processed Data across a country border (other than where IBM is required to do so under the Agreement) shall be instructed by IBM to comply with the terms of this Section 1.1.

(ix)                                Data Controller

Where Equifax is not the Data Controller and is acting on behalf of a third party, Equifax represents and warrants that it is expressly authorized to require IBM to perform the Services under the Agreement.

P-1-3

Equifax/IBM Confidential

EXHIBIT P-2

DATA PROTECTION - SPAIN

1.1           Data Protection

(a)                                  Data Protection Legislation

(i)                                     Defined Terms

Terms which are defined in Spain’s “Ley Orgánica 15/1999 de 13 de Diciembre, de Protección de Datos de Carácter de Personal” as amended from time to time (“the LOPD”) and used in this Section 1.1 have the same meanings in this Section 1.1 as in the LOPD.

(ii)                                  The Parties’ Roles

The Parties acknowledge that:

(A)                              IBM may process personal data in providing the Services (“Processed Data”).

(B)                                Equifax, either alone or jointly with third parties, will determine the purposes and means of processing of the Processed Data and will therefore be the Data Controller (or one of joint Data Controllers) of the Processed Data.

(iii)                               General Compliance with Data Protection Legislation

(A)                              Without prejudice to the generality of Section 4.10 of the Agreement (Legal and Regulatory Compliance with Laws), each Party warrants that it shall comply with the Act and any similar applicable law or regulation in any jurisdiction (the “Data Protection Legislation”), in relation to the Processed Data and any registration and notification requirements thereunder. In the case of IBM this shall in each case be to the extent that this is consistent with its role as Data Processor.

(B)                                Nothing in the Agreement shall be construed as preventing either Party from taking such steps as are necessary to comply with applicable Data Protection Legislation.

(C)                                To the extent that IBM is acting as a Data Processor, IBM undertakes that it shall process personal data under the Agreement in accordance with Equifax’s instructions from time to time subject to compliance with applicable Data Protection Legislation. Equifax generally instructs IBM to perform such processing as IBM reasonably considers necessary to perform the Agreement.

P-2-1

(D)                               IBM shall ensure that only such of its employees who may at IBM’s discretion be required by IBM to assist it in meeting its obligations under the Agreement shall have access to Processed Data.  IBM shall ensure that all employees used by it to provide the Services undergo training in the Data Protection Legislation and in the care and handling of Processed Data from time to time to the extent necessary to enable IBM to comply with its obligations under this Section 1.1.

(E)                                 IBM undertakes not to disclose Processed Data to a third party in any circumstances other than at the specific request of Equifax unless required to do so by law or in order to provide the Services under the Agreement.

(iv)                              Security Measures

IBM’s security obligations in relation to the Processed Data are set out in this Schedule P (Data Protection) to the Agreement, the security plan to be developed pursuant to Schedule T (Security Procedures), the Procedures Manual, and Article 11 (Confidentiality) of the Agreement.

Equifax acknowledges that it is its own responsibility to ensure that the security measures which IBM is required to have in place under the Agreement and Article 11 (Confidentiality) of the Agreement:

(A)                              constitute appropriate technical and organizational measures to protect the Processed Data against unauthorized or unlawful processing and against accidental loss or destruction of, or damage to, Processed Data; and

(B)                                ensure a level of security appropriate to the risks represented by the processing to be carried out in the provision of the services and the nature of the Processed Data.

IBM shall comply with all instructions in connection with security measures properly given from time to time by Equifax. Such instructions shall be handled pursuant to the Change Management process set out in Section 6.4 (Change Management Process) of the Agreement.

Subject to the provisions of this Section  1.1(a)(iv), IBM is not obliged to take any security measures in relation to the Processed Data other than those specified in this Enabling Agreement, the Agreement and any associated documentation detailing security standards.

(v)                                 *

(A)                              If under this Enabling Agreement IBM is required to * any Processed Data *, Equifax shall ensure that, subject to Subsection (v)(C) of this Section 1.1, the * does * applicable Data Protection Legislation.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

P-2-2

(B)                                If IBM is required or authorized by Equifax to * any Processed Data * (other than where IBM is required to do so under this Enabling Agreement), IBM shall ensure that, subject to Subsection (v)(C) of this Section  1.1, if that * would otherwise * applicable Data Protection Legislation, prior to such * adequate * are implemented with respect to the * and as regards the exercise of the * in relation to that Processed Data after the *.

(C)                                Subsections (v)(A) and (v)(B) of this Section 1.1 do not apply to a * of applicable Data Protection Legislation which arises because, before the relevant *, IBM (in the case of Subsection (v)(A)) or Equifax (in the case of  Subsection (v)(B)) has, in relation to that Processed Data, * the applicable Data Protection Legislation.

(vi)                              Subject Access Requests

If:

(A)                              under the Data Protection Legislation, Equifax is required to provide information to a data subject in relation to Processed Data which are in the possession or under the control of IBM; and

(B)                                Equifax informs IBM in writing that this is the case,

then, provided Equifax complies with Subsection (vii) of this Section 1.1, IBM shall promptly provide reasonable cooperation to Equifax in meeting that requirement, including making copies of that Processed Data available to Equifax and Equifax shall pay IBM’s reasonable costs.

(vii)                           Information

Each Party shall provide the other, as soon as practicable, with such information in relation to the Processed Data and its processing as the other Party may reasonably request in writing and that Party may reasonably be able to provide in order for that Party to:

(A)                              comply with its obligations under the Data Protection Legislation; and

(B)                                assess whether the processing of that personal data in connection with this Enabling Agreement is breaching or may breach the Data Protection Legislation.

(viii)                        Subcontractors

(A)                              Any subcontractor IBM uses in the provision of the Services which is not an IBM Related Company shall, in

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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relation to any Processed Data it processes, be required to enter an agreement with IBM including terms no less stringent than this Section 1.1.

(B)                                Any IBM Related Company used by IBM in the provision of the Services shall be instructed by IBM to comply with the terms of this Section 1.1.

(ix)                                Data Controller

Where Equifax is not the Data Controller and is acting on behalf of a third party, Equifax represents and warrants that it is expressly authorised to require IBM to perform the Services under this Enabling Agreement.

P-2-4

Equifax/IBM Confidential

EXHIBIT P-3

DATA PROTECTION – UNITED KINGDOM

1.1          Data Protection

(a)                                  Data Protection Act

(i)                                     Defined Terms

Terms which are defined in the United Kingdom’s Data Protection Act 1998 as amended from time to time (“the Act”) and used in this Section 1.1 have the same meanings in this Section 1.1 as in the Act.

(ii)                                  The Parties’ Roles

The Parties acknowledge that:

(A)                              IBM may process personal data in providing the Services (“Processed Data”).

(B)                                Equifax, either alone or jointly with third parties, will determine the purposes and means of processing of the Processed Data and will therefore be the Data Controller (or one of joint Data Controllers) of the Processed Data.

(iii)                               General Compliance with Data Protection Legislation

(A)                              Without prejudice to the generality of Section 4.10 of the Agreement (Legal and Regulatory Compliance), each Party warrants that it shall comply with the Act and any similar applicable law or regulation in any jurisdiction (the “Data Protection Legislation”), in relation to the Processed Data and any registration and notification requirements thereunder. In the case of IBM this shall in each case be to the extent that this is consistent with its role as Data Processor.

(B)                                Nothing in the Agreement shall be construed as preventing either Party from taking such steps as are necessary to comply with applicable Data Protection Legislation.

(C)                                To the extent that IBM is acting as a Data Processor, IBM undertakes that it shall process personal data under the Agreement in accordance with Equifax’s instructions from time to time subject to compliance with applicable Data Protection Legislation. Equifax generally instructs IBM to perform such processing as IBM reasonably considers necessary to perform the Agreement.

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(D)                               IBM shall ensure that only such of its employees who may at IBM’s discretion be required by IBM to assist it in meeting its obligations under the Agreement shall have access to Processed Data.  IBM shall ensure that all employees used by it to provide the Services undergo training in the Data Protection Legislation and in the care and handling of Processed Data from time to time to the extent necessary to enable IBM to comply with its obligations under this Section 1.1.

(E)                                 IBM undertakes not to disclose Processed Data to a third party in any circumstances other than at the specific request of Equifax unless required to do so by law or in order to provide the Services under the Agreement.

(iv)                              Security Measures

IBM’s security obligations in relation to the Processed Data are set out in this Schedule P (Data Protection) to the Agreement, the security plan to be developed pursuant to Schedule T (Security Procedures), the Procedures Manual, and Article  11 (Confidentiality) of the Agreement.

Equifax acknowledges that it is its own responsibility to ensure that the security measures which IBM is required to have in place under the Agreement and Article 11 (Confidentiality) of the Agreement:

(A)                              constitute appropriate technical and organizational measures to protect the Processed Data against unauthorized or unlawful processing and against accidental loss or destruction of, or damage to, Processed Data; and

(B)                                ensure a level of security appropriate to the risks represented by the processing to be carried out in the provision of the services and the nature of the Processed Data.

IBM shall comply with all instructions in connection with security measures properly given from time to time by Equifax. Such instructions shall be handled pursuant to the Change Management Process set out in Section 6.4 Change Management Process) of the Agreement.

Subject to the provisions of this Section  1.1(a)(iv), IBM is not obliged to take any security measures in relation to the Processed Data other than those specified in this Enabling Agreement, the Agreement and any associated documentation detailing security standards.

(v)                                 *

(A)                              If under this Enabling Agreement IBM is required to * any Processed Data *, Equifax shall ensure that, subject to Subsection (v)(C) of this Section 1.1, the * does * applicable Data Protection Legislation.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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(B)                                If IBM is required or authorized by Equifax to * any Processed Data * (other than where IBM is required to do so under this Enabling Agreement), IBM shall ensure that, subject to Subsection (v)(B) of this Section 1.1, if * would otherwise * applicable Data Protection Legislation, prior to such * adequate safeguards are implemented with respect to the * and as regards the exercise of the * in relation to that Processed Data after *.

(C)                                Subsections (v)(A) and (v)(B) of this Section 1.1. do not apply to * applicable Data Protection Legislation which arises because, before the relevant *, IBM (in the case of Subsection (v)(A)) or Equifax (in the case of  Subsection (v)(B)) has, in relation to that Processed Data, * the applicable Data Protection Legislation.

(vi)                              Subject Access Requests

If:

(A)                              under the Data Protection Legislation, Equifax is required to provide information to a data subject in relation to Processed Data which are in the possession or under the control of IBM; and

(B)                                Equifax informs IBM in writing that this is the case,

then, provided Equifax complies with Subsection (vii) of this Section 1.1., IBM shall promptly provide reasonable cooperation to Equifax in meeting that requirement, including making copies of that Processed Data available to Equifax and Equifax shall pay IBM’s reasonable costs.

(vii)                           Information

Each Party shall provide the other, as soon as practicable, with such information in relation to the Processed Data and its processing as the other Party may reasonably request in writing and that Party may reasonably be able to provide in order for that Party to:

(A)                              comply with its obligations under the Data Protection Legislation; and

(B)                                assess whether the processing of that personal data in connection with this Enabling Agreement is breaching or may breach the Data Protection Legislation.

(viii)                        Subcontractors

(A)                              Any subcontractor IBM uses in the provision of the Services which is not an IBM Related Company shall, in

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

P-3-3

relation to any Processed Data it processes, be required to enter an agreement with IBM including terms no less stringent than this Section 1.1.

(B)                                Any IBM Related Company used by IBM in the provision of the Services shall be instructed by IBM to comply with the terms of this Section 1.1.

(ix)                                Data Controller

Where Equifax is not the Data Controller and is acting on behalf of a third party, Equifax represents and warrants that it is expressly authorised to require IBM to perform the Services under this Enabling Agreement.

P-3-4

Equifax/IBM Confidential

EXHIBIT P-4

DATA PROTECTION – UNITED STATES

1.1                               Data Protection

(a)                                  Data Protection Legislation

(i)                                     Defined Terms

Terms which are defined in the relevant country’s Data Protection Legislation (as defined in Section (iii)(A) below) as amended from time to time and used in this Section 1.1 have the same meanings in this Section 1.1 as in the Data Protection Legislation.

(ii)                                  The Parties’ Roles

The Parties acknowledge that:

(A)                              IBM may process personal data in providing the Services (“Processed Data”).

(B)                                Equifax, either alone or jointly with third parties, will determine the purposes and means of processing of the Processed Data and will therefore be the Data Controller (or one of joint Data Controllers) of the Processed Data.

(iii)                               General Compliance with Data Protection Legislation

(A)                              Without prejudice to the generality of Section 4.10 of the Agreement (Legal and Regulatory Compliance with Laws), each Party warrants that it shall comply with the applicable law or regulation in any jurisdiction (the “Data Protection Legislation”), in relation to the Processed Data and any registration and notification requirements thereunder. In the case of IBM this shall in each case be to the extent that this is consistent with its role as Data Processor.

(B)                                Nothing in this Agreement shall be construed as preventing either Party from taking such steps as are necessary to comply with applicable Data Protection Legislation.

(C)                                To the extent that IBM is acting as a Data Processor, IBM undertakes that it shall process personal data under this Agreement in accordance with Equifax’s instructions from time to time subject to compliance with applicable Data Protection Legislation. Equifax generally instructs IBM to perform such processing as IBM reasonably considers necessary to perform this Agreement.

P-4-1

(D)                               IBM shall ensure that only such of its employees who may at IBM’s discretion be required by IBM to assist it in meeting its obligations under this Agreement shall have access to Processed Data.  IBM shall ensure that all employees used by it to provide the Services undergo training in the Data Protection Legislation and in the care and handling of Processed Data from time to time to the extent necessary to enable IBM to comply with its obligations under this Section 1.1.

(E)                                 IBM undertakes not to disclose Processed Data to a third party in any circumstances other than at the specific request of Equifax unless required to do so by law or in order to provide the Services under this Agreement.

(iv)                              Security Measures

IBM’s security obligations in relation to the Processed Data are set out in this Schedule P (Data Protection) to this Agreement, the security plan to be developed pursuant to Schedule T (Security Procedures), the Procedures Manual, and Article 11 (Confidentiality) of the Agreement.

Equifax acknowledges that it is its own responsibility to ensure that the security measures which IBM is required to have in place under the Agreement:

(A)                              constitute appropriate technical and organizational measures to protect the Processed Data against unauthorized or unlawful processing and against accidental loss or destruction of, or damage to, Processed Data; and

(B)                                ensure a level of security appropriate to the risks represented by the processing to be carried out in the provision of the services and the nature of the Processed Data.

IBM shall comply with all instructions in connection with security measures properly given from time to time by Equifax. Such instructions shall be handled pursuant to the Change Management Process set out in Section 6.4 (Change Management Process) of the Agreement.

Subject to the provisions of this Section 1.1 (i)(a)(iv), IBM is not obliged to take any security measures in relation to the Processed Data other than those specified in the Agreement,.

(v)                                 *

(A)                              If under this Agreement IBM is required to * any Processed Data *, Equifax shall ensure that, subject to Subsection (v)(C) of this Section 1.1, * does * applicable Data Protection Legislation.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

P-4-2

(B)                                If IBM is required or authorized by Equifax to * any Processed Data * (other than where IBM is required to do so under this Agreement), IBM shall ensure that, subject to Subsection (v)(C) of this Section 1.1, if * would otherwise * applicable Data Protection Legislation, prior to such * adequate * with respect to the * and as regards the * in relation to that Processed Data after the *.

(C)                                Subsections (v)(A) and (v)(B) of this Section 1.1 do not apply to * of applicable Data Protection Legislation which arises because, before the relevant *, IBM (in the case of Subsection (v)(A)) or Equifax (in the case of Subsection (v)(B)) has, in relation to that Processed Data, * the applicable Data Protection Legislation.

(vi)                              Subject Access Requests

If:

(A)                              under the Data Protection Legislation, Equifax is required to provide information to a data subject in relation to Processed Data which are in the possession or under the control of IBM; and

(B)                                Equifax informs IBM in writing that this is the case,

then, provided Equifax complies with Subsection (v) of this Section 1.1, IBM shall promptly provide reasonable cooperation to Equifax in meeting that requirement, including making copies of that Processed Data available to Equifax and Equifax shall pay IBM’s reasonable costs.

(vii)                           Information

Each Party shall provide the other, as soon as practicable, with such information in relation to the Processed Data and its processing as the other Party may reasonably request in writing and that Party may reasonably be able to provide in order for that Party to:

(A)                              comply with its obligations under the Data Protection Legislation; and

(B)                                assess whether the processing of that personal data in connection with this Enabling Agreement is breaching or may breach the Data Protection Legislation.

(viii)                        Subcontractors

(A)                              Any subcontractor IBM uses in the provision of the Services which is not an IBM Related Company shall, in

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

P-4-3

relation to any Processed Data it processes, be required to enter an agreement with IBM including terms no less stringent than this Section 1.1.

(B)                                Any IBM Related Company used by IBM in the provision of the Services shall be instructed by IBM to comply with the terms of this Section 1.1.

(ix)                                Data Controller

Where Equifax is not the Data Controller and is acting on behalf of a third party, Equifax represents and warrants that it is expressly authorized to require IBM to perform the Services under this Agreement.

P-4-4

Equifax/IBM Confidential

EXHIBIT P-5

DATA PROTECTION - IRELAND

1.1          Data Protection

(a)                                  Data Protection Act

(i)                                     Defined Terms

Terms which are defined in the Ireland’s Data Protection Act 1988 as amended from time to time (“the Act”) and used in this Section 1.1 have the same meanings in this Section 1.1 as in the Act.

(ii)                                  The Parties’ Roles

The Parties acknowledge that:

(A)                              IBM may process personal data in providing the Services (“Processed Data”).

(B)                                Equifax, either alone or jointly with third parties, will determine the purposes and means of processing of the Processed Data and will therefore be the Data Controller (or one of joint Data Controllers) of the Processed Data.

(iii)                               General Compliance with Data Protection Legislation

(A)                              Without prejudice to the generality of Section 4.10 of the Agreement (Legal and Regulatory Compliance), each Party warrants that it shall comply with the Act and any similar applicable law or regulation in any jurisdiction (the “Data Protection Legislation”), in relation to the Processed Data and any registration and notification requirements thereunder. In the case of IBM this shall in each case be to the extent that this is consistent with its role as Data Processor.

(B)                                Nothing in the Agreement shall be construed as preventing either Party from taking such steps as are necessary to comply with applicable Data Protection Legislation.

(C)                                To the extent that IBM is acting as a Data Processor, IBM undertakes that it shall process personal data under the Agreement in accordance with Equifax’s instructions from time to time subject to compliance with applicable Data Protection Legislation. Equifax generally instructs IBM to perform such processing as IBM reasonably considers necessary to perform the Agreement.

(D)                               IBM shall ensure that only such of its employees who may at IBM’s discretion be required by IBM to assist it

P-5-1

in meeting its obligations under the Agreement shall have access to Processed Data.  IBM shall ensure that all employees used by it to provide the Services undergo training in the Data Protection Legislation and in the care and handling of Processed Data from time to time to the extent necessary to enable IBM to comply with its obligations under this Section 1.1.

(E)                                 IBM undertakes not to disclose Processed Data to a third party in any circumstances other than at the specific request of Equifax unless required to do so by law or in order to provide the Services under the Agreement.

(iv)                              Security Measures

IBM’s security obligations in relation to the Processed Data are set out in this Schedule P (Data Protection)  to the Agreement, the security plan to be developed pursuant to Schedule T (Security Procedures) , the Procedures Manual, Article 11 (Confidentiality) of the Agreement.

Equifax acknowledges that it is its own responsibility to ensure that the security measures which IBM is required to have in place under the Agreement and Article 11 (Confidentiality) of the Agreement:

(A)                              constitute appropriate technical and organizational measures to protect the Processed Data against unauthorized or unlawful processing and against accidental loss or destruction of, or damage to, Processed Data; and

(B)                                ensure a level of security appropriate to the risks represented by the processing to be carried out in the provision of the services and the nature of the Processed Data.

IBM shall comply with all instructions in connection with security measures properly given from time to time by Equifax. Such instructions shall be handled pursuant to the Change Management Process set out in Section 6.4 [Change Management Process) of the Agreement.

Subject to the provisions of this Section   1.1(a)(iv), IBM is not obliged to take any security measures in relation to the Processed Data other than those specified in this Enabling Agreement, the Agreement and any associated documentation detailing security standards.

(v)                                 *

(A)                              If under this Enabling Agreement IBM is required to * any Processed Data *, Equifax shall ensure that, subject to Subsection (v)(C) of this Section 1.1, the * does * applicable Data Protection Legislation.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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(B)                                If IBM is required or authorized by Equifax * any Processed Data * (other than where IBM is required to do so under this Enabling Agreement), IBM shall ensure that, subject to Subsection (v)(C) of this Section 1.1, if * would * applicable Data Protection Legislation, prior to such * are implemented with respect to * and as regards the * in relation to that Processed Data after the *.

(C)                                Subsections (v)(A) and (v)(B) of this Section 1.1 do not apply to * of applicable Data Protection Legislation which arises because, before the relevant *, IBM (in the case of Subsection (v)(A)) or Equifax (in the case of Subsection (v)(B)) has, in relation to that Processed Data, * the applicable Data Protection Legislation.

(vi)                              Subject Access Requests

If:

(A)                              under the Data Protection Legislation, Equifax is required to provide information to a data subject in relation to Processed Data which are in the possession or under the control of IBM; and

(B)                                Equifax informs IBM in writing that this is the case,

then, provided Equifax complies with Subsection (vii) of this Section 1.1, IBM shall promptly provide reasonable cooperation to Equifax in meeting that requirement, including making copies of that Processed Data available to Equifax and Equifax shall pay IBM’s reasonable costs.

(vii)                           Information

Each Party shall provide the other, as soon as practicable, with such information in relation to the Processed Data and its processing as the other Party may reasonably request in writing and that Party may reasonably be able to provide in order for that Party to:

(A)                              comply with its obligations under the Data Protection Legislation; and

(B)                                assess whether the processing of that personal data in connection with this Enabling Agreement is breaching or may breach the Data Protection Legislation.

(viii)                        Subcontractors

(A)                              Any subcontractor IBM uses in the provision of the Services which is not an IBM Related Company shall, in

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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relation to any Processed Data it processes, be required to enter an agreement with IBM including terms no less stringent than this Section 1.1.

(B)                                Any IBM Related Company used by IBM in the provision of the Services shall be instructed by IBM to comply with the terms of this Section 1.1.

(ix)                                Data Controller

Where Equifax is not the Data Controller and is acting on behalf of a third party, Equifax represents and warrants that it is expressly authorised to require IBM to perform the Services under this Enabling Agreement.

P-5-4

Equifax/IBM Confidential

SCHEDULE Q – COUNTRY SPECIFIC LEGAL TERMS

TO

AGREEMENT FOR SYSTEMS OPERATIONS SERVICES

BY AND BETWEEN

EQUIFAX INC.

AND

INTERNATIONAL BUSINESS MACHINES CORPORATION

Q-1

SCHEDULE Q
COUNTRY SPECIFIC LEGAL TERMS

1.             COUNTRY SPECIFIC LEGAL TERMS

The terms contained in the Exhibits to this Schedule Q expressly modify the referenced Sections of the Agreement for Services being provided under each applicable Local Enabling Agreement.

Exhibit Q-1   Canada

Exhibit Q-2   Spain

Exhibit Q-3   United Kingdom

Exhibit Q-4   [Reserved]

Exhibit Q-5   Ireland

Q-2

Equifax/IBM Confidential

EXHIBIT Q-1

COUNTRY SPECIFIC LEGAL TERMS - CANADA

1.             INTRODUCTION

The following terms expressly modify the referenced Sections of the Agreement for Support Services being provided under the Local Country Enabling Agreement for Canada

1.1          Canada Specific Legal Terms

(a)                                  Section 8.3 (Appointment as Attorney in Fact) is modified as follows: All occurrences of “attorney-in-fact” are replaced with “agent”.

(b)                                 The last paragraph of Section 14.1 (Indemnities) is deleted in its entirety.

(c)                                  The last paragraph of Section 14.2 (Indemnities) is deleted in its entirety.

(d)                                 The last sentence of paragraph a) of Section 15.3 (Mutual Waiver of Subrogation) is replaced with the following:

(i)                                     Each property policy of IBM and its Affiliates, contractors and subcontractors shall be endorsed to provide a waiver of any and all rights of subrogation against the Equifax Group and their respective directors, officers, employees, agents, contractors and subcontractors for loss resulting from operations in connection with the Agreement.

(e)                                  Section 17.7 (Governing Law) of Agreement is modified as follows:

(i)                                     Where mandatory law applies, the laws of the Province of Ontario will govern.  Venue and jurisdiction with respect to any legal proceeding governed by mandatory law of the Province of Ontario will lie in the Province of Ontario and courts sitting therein.

Q-1-1

Equifax/IBM Confidential

EXHIBIT Q-2

COUNTRY SPECIFIC LEGAL TERMS - SPAIN

1.             INTRODUCTION

The following terms expressly modify the referenced Sections of the Agreement for Support Services being provided under the Local Country Enabling Agreement for Spain.

1.1          Spain Specific Legal Terms

(a)                                  Section 8.3 (Appointment as Attorney in Fact) of the Agreement is modified  as follows: All occurrences of “attorney-in-fact” are replaced with representative.

(b)                                 Section 17.7 (Governing Law) of Agreement is modified to the extent that where mandatory law applies the laws of Spain will govern.  Venue and jurisdiction with respect to any legal proceeding governed by mandatory law of Spain will lie in Spain and courts sitting therein.

Q-2-1

Equifax/IBM Confidential

EXHIBIT Q-3

COUNTRY SPECIFIC LEGAL TERMS - UNITED KINGDOM

1.             INTRODUCTION

The following terms expressly modify the referenced Sections of the Agreement for Support Services being provided under the Local Country Enabling Agreement for the United Kingdom.

1.1          United Kingdom Specific Legal Terms

(a)                                  Section 8.3 (Appointment as Attorney in Fact) of the Agreement is modified together with the Section heading as follows: All occurrences of “attorney-in-fact” are replaced with “representative.”

(b)                                 Section 17.7 (Governing Law) of Agreement is modified to the extent that where mandatory law applies the laws of England will govern.  Venue and jurisdiction with respect to any legal proceeding governed by mandatory laws of England will lie in England and courts sitting therein.

Q-3-1

Equifax/IBM Confidential

EXHIBIT Q-5

COUNTRY SPECIFIC LEGAL TERMS - IRELAND

1.             INTRODUCTION

The following terms expressly modify the referenced Sections of the Agreement for Support Services being provided under the Local Country Enabling Agreement for Ireland.

1.1          Ireland Specific Legal Terms

(a)                                  Section 8.3 (Appointment as Attorney in Fact) of the Agreement is modified  as follows: All occurrences of “attorney-in-fact” are replaced with “representative”.

(b)                                 Section 17.7 (Governing Law) of the Agreement is modified to the extent that where mandatory law applies the laws of Ireland will govern. Venue and jurisdiction with respect to any legal proceeding governed by mandatory laws of Ireland will lie in Ireland and courts sitting therein.

Q-5-1

Equifax/IBM Confidential

SCHEDULE R — LISTED SUBCONTRACTORS

TO

AGREEMENT FOR OPERATIONS SUPPORT SERVICES

BY AND BETWEEN

EQUIFAX INC.

AND

INTERNATIONAL BUSINESS MACHINES CORPORATION

SCHEDULE R

LISTED SUBCONTRACTORS

Subcontractor Name	Service to be Performed	Affected Service Towers

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Subcontractor Name	Service to be Performed	Affected Service Towers

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Equifax/IBM Confidential

SCHEDULE S – DISASTER RECOVERY

TO

AGREEMENT FOR OPERATIONS SUPPORT SERVICES

BY AND BETWEEN

EQUIFAX INC.

AND

INTERNATIONAL BUSINESS MACHINES CORPORATION

S-1

SCHEDULE S

DISASTER RECOVERY

Introduction

This Schedule S describes the Disaster Recovery Services that shall be provided by IBM to Equifax under the Agreement on a country by country basis.  The Disaster Recovery Services described herein for each Country Location are specific to that Country Location unless otherwise indicated.  The Disaster Recovery Services formerly provided by IBM under the agreements listed in Schedule M (Existing Agreements Superseded by the Agreement) are incorporated into and subsumed by this Schedule S and the Agreement, and this Schedule S shall not be construed in a manner that would limit IBM’s provision Disaster Recovery Services to less than was provided under the relevant country agreement in the twelve (12) months prior to the Execution Date, unless otherwise expressly stated in the Agreement.

In accordance with Schedule A (Scope of Services), IBM is responsible for providing general operational support for the planning, testing and execution of the Disaster Recovery Services and providing notice to Equifax in the event that additional software or equipment is necessary for the provision of the Disaster Recovery Services under the Agreement.

As part of the Services provided by IBM under the Agreement, IBM shall be solely responsible for providing disaster recovery and business recovery services for any shared-customer IBM Facility used by IBM in performing the Services, including the IBM Network Operations Center and the IBM Call Centre in Toronto, Canada.

S-1

EXHIBIT S-1

DISASTER RECOVERY SERVICES -CANADA

1.              Introduction

This Exhibit S-1 to Schedule S describes the Disaster Recovery Services provided by IBM to Equifax under the Agreement in Canada.  The Disaster Recovery Services described herein are specific to Canada, unless otherwise indicated.

IBM will be responsible for the provision of Disaster Recovery Services to Equifax, as outlined herein, based on the Configurations identified in Attachments S-1-1 and S-1-2 and included in the Disaster Recovery Plan (as defined herein).

IBM will be responsible for Disaster Recovery Services to Equifax *

IBM shall provide Disaster Recovery Services to Equifax as described herein, at a level of performance described herein, which will allow Equifax to restore and continue using those covered functions during a declared Outage Emergency.

For *, IBM is responsible to provide the configurations identified in Attachment S-1-1 (“Configurations”) as well as the support and services described herein, which consist of restoring, maintaining and operating Equifax’s *.  IBM is responsible to restore the applications. Once IBM has restored the application environment, it is Equifax’s responsibility to ensure that the Equifax applications are functional.

For *, IBM is responsible to provide the Configuration identified in Attachment S-1-2 as well as the support and services described herein, which consist of restoring, maintaining and operating. For, IBM is responsible for recovering, restoring and maintaining Equifax’s client/server platforms, as described in Attachment S-1-3).

Definitions

Terms capitalized herein but not defined herein shall have the meaning set forth in the Agreement.  Terms capitalized and defined herein shall have the meaning set forth herein.

a.               “Cold Site” means an alternate site provided by IBM, having electrical power, lighting, air conditioning, and safety and security systems in which Equifax may install its own machines and equipment.  It does not have installed computer hardware or network equipment.

b.              “Covered Address” means a location where information processing is performed by or for Equifax, and is identified in a Supplement.  This address may represent an Equifax facility in a single building, or a physical campus.  The locations covered under this Exhibit S-1 are: *

c.               “Declare” means notifying IBM, by calling the toll-free number IBM provides, that Equifax is experiencing an Outage Emergency.

d.              “Disaster Recovery Plan” means the mutually agreed upon plan for recovering Equifax’s *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-1-1

e.               “Environment” means the technology platform and cluster of services.

f.                 “Outage Emergency” means any unplanned interruption of Equifax’s * business and information processing at a Covered Address, resulting from causes beyond Equifax’s control, that significantly impairs Equifax’s ability to operate its business.

g.              “Recovery Site” means IBM provided facilities used for Recovery Exercises and the recovery of services in the event of an Outage Emergency

2.              Disaster Recovery Plan

2.1       The Disaster Recovery Plan will include, but not be limited to, the following:

a.               a brief description of the critical services and functions;

b.              the agreed upon recovery objectives;

c.               a description of IBM’s and Equifax’s recovery responsibilities;

d.              contact listings of Equifax and IBM key personnel on the recovery management team;

e.               identification of recovery teams;

f.                 Outage Emergency declare process;

g.              names of those IBM individuals who are authorized to declare an Outage Emergency;

h.              names of those Equifax individuals who are authorized to approve a declaration of Outage Emergency;

i.                  backup process and components;

j.                  the schedule for the periodic *;

k.               the location and schedule for off-site storage of the *;

l.                  notification procedures;

m.            recovery information, detailed procedures, schedules, etc.;

n.              procedures for maintaining the Disaster Recovery Plan;

o.              a complete description of the Configurations; and

p.              processes and procedures necessary for change management, capacity planning, testing and acceptance criteria, and plan maintenance.

2.2       Disaster Recovery Exercise

The * and * Disaster Recovery Services are presently provided by *. IBM intends to provide equivalent services by *. These services will be equivalent to those provided by, based on existing configurations at such time.

The Disaster Recovery Services include the provision of time and services to exercise the Disaster Recovery Plan, (“Recovery Exercise” or “Exercise”).  For each Recovery Exercise, IBM makes the Configuration available in contiguous * blocks, scheduled as the Parties mutually agree *.

Any travel and living expenses incurred by IBM in support of any Exercise will be the responsibility of IBM.

Any travel and living expenses incurred by Equifax in support of any Exercise will be the responsibility of Equifax

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-1-2

Exercises may be announced or unannounced.

IBM may reschedule Equifax’s Exercise to serve another customer who has declared an Outage Emergency.  If Equifax requests additional hours or additional Exercises, beyond Equifax’s annual Recovery Exercise Allowance, IBM will provide it on an “as available” basis *.

2.3       IBM Responsibilities

IBM will:

a.               provide a representative who is knowledgeable in Disaster Recovery planning and the Disaster Recovery Plan (the “IBM Disaster Recovery Coordinator”) to serve as a single point of contact for Equifax’s Outage Emergency related communications and activities.  The IBM Disaster Recovery Coordinator will be responsible for the development, maintenance, documentation and testing of the Disaster Recovery Plan and will ensure that the Plan is stored in an off-site location;

b.              in cooperation with Equifax, review and update if necessary, the Disaster Recovery Plan on no less than * basis, or as reasonably warranted by business and/or technical changes to ensure compatibility with Equifax’s and IBM’s overall Outage Emergency strategies and related plans;

c.               in cooperation with Equifax, exercise the Disaster Recovery Plan to ensure the Disaster Recovery Plan remains practicable and current;

d.              jointly exercise, during scheduled Exercises, the Disaster Recovery Plan as mutually agreed and in accordance with this Schedule.  IBM will provide Equifax with a detailed written status report within * following each Exercise, which report shall include recommendations and an action plan to correct any deficiencies;

e.               provide overall project management during a scheduled Exercise;

f.                 verify that problem resolution during Exercises is performed in a timely manner and in conjunction with Equifax.  More in depth root cause analyses will be performed, if and where appropriate, and discussed with Equifax subsequent to the tests.  Resolutions and/or corrective actions will be delivered to Equifax within * of the completion of the Exercise;

g.              schedule Exercises, including unannounced Exercises in accordance with Section 3.2 above, at dates and times acceptable to both Equifax and IBM.  IBM agrees to cooperate with Equifax’s reasonable requests to enable Equifax to schedule an unannounced Exercise as a dry run for Equifax’s staff for an actual Outage Emergency response. Unannounced Exercises will require a minimum of * notice to allow for adequate scheduling of staff and resources; and

h.              be responsible for the management and configuration of *during an Exercise.

2.4       Equifax Responsibilities

Equifax will provide a representative who is knowledgeable in Disaster Recovery planning and the Disaster Recovery Plan (the “Equifax Disaster Recovery Coordinator”) to serve as a single point of contact for Equifax and who will:

a.               act as the primary interface to IBM’s Disaster Recovery Coordinator;

b.              be available on a continuous basis in the event an Outage Emergency is Declared;

c.               assist IBM in the development of the Disaster Recovery Plan;

d.              in cooperation with IBM, exercise the Disaster Recovery Plan;

e.               provide the IBM Disaster Recovery Coordinator with Equifax’s updates to the Disaster

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-1-3

Recovery Plan to ensure the Disaster Recovery Plan remains current;

f.                 approve Exercise success criteria before each Exercise;

g.              coordinate the development of a Disaster Recovery Plan for Equifax to cover those items for which Equifax has a responsibility;

h.              in cooperation with IBM, review and update if necessary, the Disaster Recovery Plan on no less than a * basis, or as warranted by business and/or technical changes to ensure compatibility with Equifax’s and IBM’s overall Outage Emergency strategies and related plans.

Additionally, during an Exercise, Equifax will:

a.               be responsible for providing any equipment, software, workspace, and/or telecommunications services Equifax needs that are outside the scope of the Disaster Recovery Services, and not included in the Configurations specified in the Attachments; and

b.              follow procedures and instructions, including those for safety and security, IBM provides Equifax for (i) scheduling and preparation for Exercises, (ii) an Event, and (iii) use of the Recovery Site.

3.                                      Recovery

3.1                               Declaration of a Outage Emergency / Recovery Site Availability

a.               Either Party may declare an Outage Emergency.  An Equifax representative will approve the declaration, if applicable. The process for the Declaration and approval of an Outage Emergency and a list of the representatives designated by IBM and Equifax as authorized to declare or approve, respectively, such Outage Emergency is specified in the Disaster Recovery Plan.  The list of representatives will be reviewed and updated, if necessary, on a quarterly basis.

b.              Upon Declaration of an Outage Emergency, IBM will begin to prepare, without delay, the Recovery Site facilities.

c.               Following Declaration of an Outage Emergency, the Recovery Site may be occupied for up to * after IBM and Equifax are afforded access to the Recovery Site.

d.              In the event of an extended Disaster, IBM and Equifax will work together during the first * following the declaration of an Outage Emergency to develop and implement a planned move from the Recovery Site to an alternate site or the primary site.

e.               In the event of an Outage Emergency, access to the Recovery Site to provide the Disaster Recovery Services, or such access to another recovery facility, will be on a * and such facility may be shared with other subscribers also experiencing an Outage Emergency.  Equifax will have priority access to the Configuration over any IBM customer, except one who has declared before Equifax.

f.                 If the primary Recovery Site specified in the Disaster Recovery Plan is not available when an Outage Emergency is Declared, Disaster Recovery Services will be provided at another Recovery Site or at an IBM internal information processing facility.

4.2                               IBM Responsibilities

In the event of a Declared Outage Emergency, IBM will:

a.               begin implementation of the Disaster Recovery Plan for the restoration of Equifax’s Mainframe and  Midrange Environments, and/or Network Environment;

b.              use Commercially Reasonable Efforts to complete the restoration of Equifax’s Mainframe and Midrange operations, and/or Network Environment, in accordance with the time frames specified in Section 6.0 herein;

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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c.               create connectivity descriptions and, where applicable, a document that defines how the equipment in Equifax’s Configuration is mapped to the equipment IBM provides;

d.              have management * responsibility for providing the Configuration to the Cold Site facility and the subsequent permanent facility;

e.               pay all costs associated with off-site storage, during an Outage Emergency;

f.                 pay all travel and living expenses incurred by IBM personnel in the performance of IBM’s Outage Emergency responsibilities;

g.              provide Mainframe and Midrange system recovery to the * available from * to the *;

h.              provide overall project management in the event of a Outage Emergency;

i.                  where applicable, provide reasonable office space at the Recovery Site for technical support teams to conduct recovery operations (business resumption space is not included); and

j.                  be responsible for the management and configuration of the network  during a recovery Event.

4.3                               Equifax Responsibilities

In the event of a declared Outage Emergency, Equifax will:

a.               perform its Outage Emergency responsibilities as set forth in this Exhibit S-1 and the Disaster Recovery Plan;

b.              pay any Recovery Charges;

c.               furnish all supplies, materials, and storage media not included as part of the Disaster Recovery Services (e.g., fresh tapes, cartridges, paper, toner, etc.);

d.              pay all travel and living expenses incurred by Equifax personnel in the performance of Equifax’s Outage Emergency responsibilities;

e.               be responsible for all Authorized User recovery services, including any costs associated with connectivity and support not included in the scope of the Disaster Recovery Services;

h.              be responsible for providing during a recovery Event any equipment, software, workspace, and/or telecommunications services Equifax needs that is outside the scope of the Disaster Recovery Services, and not included in the Configurations specified in the Attachments; and

i.                  follow procedures and instructions, including those for safety and security, IBM provides Equifax for (a) an Event, and (b) use of the Recovery Site.

5.0                             New Services

New Services beyond that specified in this Exhibit S-1 will be added at the request of Equifax pursuant to Schedule C (Charges).

6.0          Time Table

Recovery Time Frames

a.  Mainframe

Equifax’s applications, which will be restored on the Environments supported by the Configuration listed in Attachment S-1-1, are listed in the Disaster Recovery Plan.

IBM will restore the operations (including  operating system, software, applications and the data) within * hours following the declaration of an Outage Emergency. Once IBM has restored the application environment, it is Equifax’s responsibility to ensure that the Equifax applications are functional.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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b.  Midrange

Equifax’s applications, which will be restored on the Environments supported by the Configuration listed in Attachment S-1-2, are listed in the Disaster Recovery Plan.

IBM will restore the operations (including operating system, software, applications and the data) within * hours following the declaration of an Outage Emergency. Once IBM has restored the application environment, it is Equifax’s responsibility to ensure that the Equifax applications are functional.

c.  Client/Server

Equifax’s applications, which will be restored on the Environments supported by IBM, are listed in the Disaster Recovery Plan.

IBM will restore the operations (including operating system, software, applications and the data) within the associated platform turnaround time following the declaration of an Outage Emergency as described in Attachment S-1-3.  Once IBM has restored the application environment, it is Equifax’s responsibility to ensure that the Equifax applications are functional.

7.0 Configuration

IBM agrees that for the Mainframe and Mid-Range Environments and associated network,  the Configurations described by Attachments S-1-1 and S-1-2 describe all Machines, equipment, other software, workspace, telecommunications services, and other services necessary to restore the Environment within the timeframes described and to otherwise provide Disaster Recovery Services in the manner described in this Exhibit S-1.

8.0 Responsibilities Matrix

Disaster Recovery Responsibilities Matrix	Responsibility
	IBM	Equifax
General
Develop declaration, application and network scope requirements for Outage Emergency		*
Provide overall Outage Emergency project management	*
Provide Business Resumption Services to continue Equifax operations		*
Disaster Recovery Planning
Review and update the Applications list periodically	*
Review Network coverage periodically	*
Review list of *periodically	*
Document, if applicable, Network additions and deletions made under contract provisions	*
Develop Outage Emergency Declaration processes and procedures	*
Conduct Plan reviews and updates	*
Disaster Recovery Plan Management
Assign an IBM Disaster Recovery Coordinator to maintain the Disaster Recovery Plan	*
Assign an Equifax Disaster Recovery Coordinator and maintain plans for non-covered systems and processes		*
Provide planning for the recovery of the Equifax Mainframe, Midrange and Network covered by the Disaster Recovery Plan	*
Provide planning for the recovery of the Equifax Applications covered by the Disaster Recovery Plan		*
Disaster Recovery Exercise
Develop Outage Emergency Exercise plan	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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Disaster Recovery Responsibilities Matrix	Responsibility
	IBM	Equifax
Provide overall coordination effort for the recovery Exercise	*
Approve Exercise success criteria	*
Produce written status report of Exercise results after each Exercise	*
Review Exercise results for plan updates as appropriate	*
IBM travel and living expenses associated with any Exercise	*
Equifax travel and living expenses associated with any Exercise	*
Equifax incremental travel and living expenses associated with IBM’s election to relocate the Recovery Site	*
Complete recovery of network infrastructure to allow customer access to Applications	*
Disaster Recovery Operations
Alert Recovery Site of Outage Emergency situation	*
Recovery of mainframe, midrange and network Environments	*
Recovery of Applications	*
In the event of an extended Outage Emergency, develop and implement a plan to move to an alternate site or the primary/permanent facility	*
During the occupation of an alternate site facility, develop and implement a plan to move to the permanent facility	*
Provide the Configuration to the Recovery Site, alternate site facility and subsequent permanent facility	*
Responsible for Recovery Site daily usage fees associated with an actual Outage Emergency		*
Responsible for Equifax’s travel and living expenses associated with Outage Emergency operations during the disaster		*
Responsible for IBM’s travel and living expenses associated with Outage Emergency operations during the disaster	*
Responsible for costs associated with off-site storage, up to the current Baseline at the time of the Outage Emergency	*
Responsible for costs associated with off-site data storage, above the current Baseline set forth in the Supplement, during a Outage Emergency		*
Responsible for the Configuration, software and Hardware management facilities.	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-1-7

Attachment S-1-1

• Disaster Recovery Services - *

Hardware configuration - *

*

Hardware configuration -

Hardware configuration -

*

Hardware configuration -

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-1-1

Attachment S-1-2

 Disaster Recovery Services - IBM

Customer supported Configuration(s) at Recovery Centre

*

Quantity of Units	Machine or Product	Model Product	Description

Minimum Software Required: *

Network

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-1-2-1

EQUIPMENT SELECTED FOR TEMPORARY TRANSFER

*

TEST TIME ALLOWANCE: SYSTEM “A” CONFIGURATION

First Year: * Total

Following Years: 24 * Total Per *

*

WORK AREA AT RECOVERY CENTRE

Customer Operations and I/O Suite:	End User Work Area:
*	*

Local Access Centre (Y/N): *

Uniques: None

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-1-2

Attachment S-1-3

 Disaster Recovery Services - IBM

1.0  * DISASTER SITE ACTIVATION GUIDELINES

*

RECOVERY GUIDELINES	RESTORATION GUIDELINES

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-1-3-1

2.0  * DISASTER SITE ACTIVATION GUIDELINES

*

RECOVERY GUIDELINES	RESTORATION GUIDELINES

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-1-3-2

EXHIBIT S-2

DISASTER RECOVERY SERVICES – SPAIN

This Exhibit S-2 to Schedule S describes the Disaster Recovery Services provided by IBM to Equifax under the Agreement in Spain.  The Disaster Recovery Services described herein are specific to the mainframe platform and associated Services in Spain, unless otherwise indicated.  This Exhibit S-2 subsumes the Disaster Recovery Services described in the Outsourcing Agreement between Equifax Iberica and IBM and its Schedules and Amendments (1 through 9) listed in Schedule M (Existing IBM-Equifax Agreements Superseded by the Agreement) to the Agreement.

IBM agrees to resort to a recovery plan of its own in case of catastrophes so that start up of Asnef/Equifax service through IBM’s’ alternative center can be restored within 24 hours in case of disaster at IBM’s Processing Center where it is habitually processed.

IBM will be responsible for:

Periodic backups.

Transport of turnover.

Recovery procedures.

HW, SW and communications requirement at the alternative center

Identification of responsible personnel.

Performance of one annual test of the Plan.

Management of coordination with the client for any modification or test.

Production of test reports.

Service level

Objectives

Fulfillment of test plans established.

Fulfillment of recovery plan when required.

Reporting

Report on each test indicating:

S-2-1

Incidents

Conclusions

Measures to take

S-2-2

EXHIBIT S-3

DISASTER RECOVERY SERVICES – UNITED KINGDOM

This Exhibit S-3 and its Attachments to Schedule S describe the Disaster Recovery Services provided by IBM to Equifax under the Agreement in the United Kingdom.  The Disaster Recovery Services described herein are specific to the United Kingdom, unless otherwise indicated.  This Exhibit S-3 subsumes the Disaster Recovery Services described in Country Transaction Document #01-01 to the Master Agreement for Operations Support Services  (Mainframe) and its Schedules and Amendments (1 through 5) and Country Transaction Document #00-03 to the Master Agreement for Operations Support Services  (Network) and its and Schedules and Amendment 1 for the United Kingdom.

S-3-1

EXHIBIT S-4
DISASTER RECOVERY SERVICES – UNITED STATES

1.0                               Introduction

This Exhibit S-4 and its Attachments set forth the Disaster Recovery Services and related charges for Equifax’s United States Environments located at the * in (“Site”).  IBM began providing the Disaster Recovery Services to Equifax on *.  The Disaster Recovery Services (as defined herein) to be provided hereunder will be provided under the terms and conditions of the Agreement.  Exhibit S-4 unique terms and conditions, if any, are set forth in Section 4 below.  In the event of a conflict between the provisions of this Exhibit S-4 and the Agreement, the provisions of the Agreement shall be controlling except for the conflicting provisions set forth in Section 4 and Section * herein, which will control over the provisions of the Agreement. Charging provisions in this Exhibit S-4 and its Attachments are in addition to those in Schedule C.  If there is a conflict between the general provisions of Schedule C and the specific provisions of Exhibit S-4, Exhibit S-4 prevails.

2.0                               Definitions

Terms capitalized herein but not defined herein shall have the meaning set forth in the Agreement.  Terms capitalized and defined herein shall have the meaning set forth herein.

Aggregate Minimum Total Monthly Charge	has the meaning given in Exhibit S-4, Section 4.10 B.
Additional Recovery Exercise time, per 4-hr block	has the meaning given in Exhibit S-4, Section 4.13.
Additional Recovery Exercises, *	has the meaning given in Exhibit S-4, Section 4.13.
Application Server	means a Machine, installed in hot standby mode at the * on which Equifax applications have been installed, used with Equifax applications.
Archive Logging	means the continuous electronic transmission of archive logs and other data (if applicable), from one * system to another.
* Site	has the meaning given in Exhibit S-4, Section 1.0.
Attachment(s)

means a Supplement or an Attachment S-4- or other document that is attached hereto and referenced herein that describes, among other things, the Disaster Recovery Services, responsibilities, Charges, scope, and obligations to which the Parties agree to be bound for the provision and receipt of the Disaster Recovery Services.  The Attachments are listed in Exhibit S-4, Section 6.0.

Catcher System

means a Machine, installed in * mode at the * and used with the * Standby Database portion of the Rapid Recovery Services, to which Equifax archive logs and data have been sent from a Production System(s).  The Catcher System connects to a standby database to which it applies the logs received from Equifax Production System(s).

Change Authorization	has the meaning given in Attachment S-4- 2, Section 9.0.
Charge per Additional *	has the meaning given in Exhibit S-4, Section 4.09.A.d.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-1

Charges	has the meaning given in Exhibit S-4, Section *.0
Cold Site

means an alternate site provided by IBM, having electrical power, lighting, air conditioning, and safety and security systems in which Equifax may install its own machines and equipment.  It does not have installed computer hardware or * equipment.

Cold-Site Daily Charge	has the meaning given in Exhibit S-4, Section *4..
Configuration

means the Machines, Software, equipment, other software, workspace, and telecommunications services designated in an Attachment S-4- or Supplement.  What IBM provides may not be identical to the Configuration, however, it will be compatible with, and will offer capacity and functionality equivalent to or greater than that of the Configuration.

Cost per Additional *	has the meaning given in Exhibit S-4, Section 4.09.A.c.
Covered Address

means a location where information processing is performed by or for Equifax, and is identified in a Supplement.  This address may represent an Equifax facility in a single building, or a physical campus.

Declare	means notifying IBM, by calling the toll-free number IBM provides, that Equifax is experiencing an Outage Emergency.
Disaster Recovery Plan	means the mutually agreed upon plan for recovering Equifax’s * Applications, * Applications and network Environment, as described herein, with respect to Exhibit S-4.
Disaster Recovery Services

means:

(i)    for the *, * and * Environments, in the event of a Disaster, the performance by IBM of the Disaster Recovery Plan and the provision by IBM of the Configurations to restore and continue certain functions of such Environments, and

(ii)   to the extent not covered in item (i) above, the functions, responsibilities, tasks and activities specifically described in the Attachments.

* Plan	has the meaning given in Exhibit S-4, Section *4.7.
* Internet Access Services	has the meaning given in Exhibit S-4, Section *4.7.
Emergency DR Retest	has the meaning given in Exhibit S-4, Section 4.16
End Date	has the meaning given in Exhibit S-4, Section 4.01.
Equifax Disaster Recovery Coordinator	has the meaning given in Attachment S-4- 3, Section 4.4.
Equifax Project Manager	has the meaning given in Attachment S-4- 2, Section 4.1.
Environment	means the technology platform and cluster of services.
Event	means a Recovery Exercise or recovery activities following the declaration of an Outage Emergency.
Failed DR Test	has the meaning given in Exhibit S-4, Section 4.16.
Final Migration Date	has the meaning given in Exhibit S-4, Section 4.09 C.1.
ftp	has the meaning given in Attachment S-4- 4, Section 1.0.
IBM Continuity Project Manager	has the meaning given in Attachment S-4- 2, Section 3.1.a.
IBM Direct Damages Cap	has the meaning given in Exhibit S-4, Section 5.08.
IBM Disaster Recovery Coordinator	has the meaning given in Attachment S-4- 3, Section 4.3.a.
IBM’s Acceptable Use Policy	has the meaning given in Exhibit S-4, Section 4.17.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-2

Internet Protocol or IP	has the meaning given in Exhibit S-4, Section 4.17.
Internet service provider or ISP	has the meaning given in Exhibit S-4, Section 4.17.
Island Recovery	means the recovery, in the event of an Outage Emergency, of * the midrange applications. Island Recovery specifically excludes the * mainframe Environment and applications.
Limited Use Equipment	has the meaning given in Exhibit S-4, Section 4.09 c.
Minimum Total * Charge

means the minimum amount payable by Equifax to IBM and specified in each Supplement for the provision by IBM for the Machines, Software, equipment, other software and services covered by such Supplement.

*	means the continuous electronic data transmission of applications and data from one disk array to another.
* Target Device	means a disk storage device, installed at the *, used as a backup storage device, on which Equifax data will be or has been *.
Nonstandard Equipment or NSE	has the meaning given in Exhibit S-4, Section 4.10 A.3.
NSE Conversion Date	has the meaning given in Exhibit S-4, Section 4.10 A.3.
NSE * Charge	has the meaning given in Exhibit S-4, Section 4.10 A.3.
Number of Refreshes per Year	has the meaning given in Exhibit S-4, Section 4.09 A.1.c
Oracle Standby Database	means a remote copy of the Oracle database that is updated periodically.
Outage Emergency or Disaster	means any * and information processing at a Covered Address, resulting from *, that * Equifax’s ability to operate its business.
Policy	has the meaning given in Exhibit S-4, Section 4.17.
Primary Server

means a machine, installed at the Covered Address and used with the * portion of the Rapid Recovery Services, which will execute the Equifax application software, and utilize the data that has been or will be * to a * Target Device.

Production System	means a Machine residing at the Covered Address and used with the * Standby Database portion of the Rapid Recovery Services, from which Equifax archive logs and data will be * to a *.
Project Change Control Procedures	has the meaning given in Attachment S-4- 2, Section 2.0.b.
Rapid Recovery Coordinator	has the meaning given in Attachment S-4- 3, Section 4.3.b.
Rapid Recovery Covered Address

means a location where information processing is performed by or for Equifax, and is identified in Attachment S-4- 5.  This address may represent an Equifax facility in a single building, or a physical campus.

Rapid Recovery Hardware Configuration

consists of the Machines, equipment, Programs and facility space provided by IBM to support the Rapid Recovery Services for the Covered Address.  The Rapid Recovery Hardware Configuration is identified in the Rapid Recovery Solution in the tables named “Hardware Configuration for the Server and *” and “Hardware Configuration for the Server * and * Standby Database Environment”.

Rapid Recovery Services	has the meaning given in Attachment S-4- 4, Section 1.0.
*	means an IBM designated facility where IBM provides the services described in Attachment S-4- 4.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-3

Rapid Recovery Software

means one or more software products IBM provides as part of the Rapid Recovery Services (in object, executable, or other machine-readable form) and includes any programming aid, routine, subroutine, translation, compiler, diagnostics, internal code or firmware and all related documentation.  The Rapid Recovery Software is identified in Attachment S-4- 5 in the tables named “Software Required for the Server and * Environment” and “Software Required for the Server * and * Standby Database Environment”.

Rapid Recovery Solution	refers to Attachment S-4- * and pertains to the services provided under Attachment S-4- 4.
Rapid Recovery Telecommunications Services

are the telecommunications components that provide * capability between the Covered Address and the *.  The Rapid Recovery Telecommunications Services are identified in Attachment S-4- * in the tables named “Telecommunications Services for the Server and * Environment” and “Telecommunications Services for the Server * and * Standby Database Environment”.

Recovery Charges	has the meaning given in the Supplements.
Recovery Exercise or Exercise	has the meaning given in Attachment S-4- 3.
Recovery Exercise Charges	has the meaning give in the Supplements.
Recovery Site

means IBM provided facilities used for Recovery Exercises and the recovery of Equifax’s * Applications in the event of an Outage Emergency.  When applicable, IBM will designate in a Supplement a primary Recovery Site which, if available, is the site at which IBM intends to provide the services described in Exhibit S-4.

Services Hourly Support Minimum Hours	has the meaning given in Exhibit S-4, Section 4.09 A.1.d.
Services Hourly Support Rate	has the meaning given in Exhibit S-4, Section 4.09 A.1.d.
Services Monthly Charge

means the amount payable by Equifax to IBM and specified in Attachment S-4- 5 for the provision by IBM of the Machines, Software, equipment, other software and services covered by such Attachment S-4- 5.

Services Monthly Support Allowance Hours	has the meaning given in Exhibit S-4, Section 4.09 A.1.d.
Specified Date	has the meaning given in Exhibit S-4, Section 4.10 B.
Statements of Work

means Attachments S-4-2, 3 and 4 to this Exhibit S-4 describing certain services, responsibilities and tasks to be performed by IBM and certain dependencies to be performed by Equifax as part of the Disaster Recovery Services.  The Statements of Work as of the Effective Date are entitled “Business Continuity Program Management,”  “Responsibilities Attachment” and “Statement of Work for Custom Services, Rapid Recovery Solution for Equifax Inc.”, respectively.

Subscription	means an order for recovery services.
Supplement	means an Attachment to Exhibit S-4 describing specific groupings of Machines to be provided by IBM as part of the Disaster Recovery Services.
Switched Condition	is the process of accessing Equifax applications and data from the Target Server.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-4

Target Server

is a Machine, installed in * mode at the *, on which Equifax application software is installed, and which will utilize the data that has been *.  The Target Server is used with the * portion of the Rapid Recovery Services and with Equifax applications.

Termination Charge	has the meaning given in Exhibit S-4, Section 5.01.A.
*

means the machines, software, equipment, other software and services specified in this Exhibit S-4 that are necessary to restore the * Applications (as defined in Attachment S-4- 3 attached hereto) in the manner required by this Exhibit S-4 and within the timeframes specified in Attachment S-4- 3.  The Disaster Recovery Services for * refers to Attachment S-4- 4.

* Applications	means applications designated by Equifax as illustrated in the Time Table in Attachment S-4- 3, Section 9.0.
*

means the machines, software, equipment, other software and services specified in this Exhibit S-4 that are necessary to restore the * Applications (as defined in Attachment S-4- 3) and the * Environment in the manner required by this Exhibit S-4 and within the timeframes specified in Attachment S-4- 3.

* Applications	means applications designated by Equifax as illustrated in the Time Table in Attachment S-4- 3, Section 9.0.
Total * Charge	means the amount specified in each Supplement for the Machines, Software and services provided by IBM under such Supplement.
Transition Plan	has the meaning given in Exhibit S-4, Section 4.03.
*	has the meaning given in Attachment S-4- 4, Section 1.0.

3.0                               Disaster Recovery Services

IBM will provide to Equifax the Disaster Recovery Services for the *, * and * Environments described in this Exhibit S-4 and its Attachments.

As part of these Disaster Recovery Services, IBM provides Machines, Software, equipment and software, support services, telecommunications services, and a facility, in the combinations specified in Attachment S-4-5 and the Supplements, to assist Equifax’s recovery of critical business and information processing activities in the event of an Outage Emergency.

For the purposes of this Exhibit S-4, the scope of the U.S. Disaster Recovery Services and the responsibilities of the Parties with respect to each Environment are detailed in the Agreement, Schedule A (Scope of Services) this Exhibit S-4 and its Attachments hereto.

Any New Services to be provided in the future under this Exhibit S-4 for which IBM will be responsible will be described in a separate document executed between the Parties in advance of the commencement of such New Services, which New Services will be priced in accordance with Exhibit S-4 and will be added to this Exhibit S-4 in accordance with Section 6.4 and *7.2 of the Agreement..

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-5

4.0                               Transaction Unique Terms and Conditions

4.01                        Term

The term of this Exhibit S-4 began on * and shall end at midnight on *, unless earlier terminated in accordance with the terms of this Exhibit S-4 or the Agreement, in which case the term shall end as of the effective date of termination (the “End Date”).

4.02                        Disaster Recovery Services Transition Plan

As part of the Disaster Recovery Services, IBM has developed a transition plan describing the transition of the portions of the services described in this Exhibit S-4 that relate to the recovery of Equifax’s *, and * Environments to the Disaster Recovery Services described herein (the “Disaster Recovery Services Transition Plan”), and shall be accomplished in concert with Attachment S-4-2 attached hereto.

IBM will manage the Disaster Recovery Services Transition Plan under this Exhibit S-4.  IBM will assign a dedicated Continuity Program Manager under the Business Continuity Program Management Statement of Work to manage the transition process.  The Disaster Recovery Services Transition Plan shall include a description of the transition process tasks and task ownerships in detail, a detailed schedule of task start and end date milestones, service implementation, environmental readiness evaluation, acceptance testing, and service cut over to the design solution. The IBM Continuity Program Manager shall manage the Disaster Recovery Services Transition Plan including planning, directing, and monitoring all Disaster Recovery Services Transition Plan activities.  The IBM Continuity Program Manager shall develop the detailed Disaster Recovery Services Transition Plan in conjunction with and subject to the approval of the Equifax Project Manager. The IBM Continuity Program Manager shall execute and manage the transition process to the Disaster Recovery Services Transition Plan.

Equifax shall designate a Project Manager who shall be the single point of contact and who will have the authority to act on behalf of Equifax in all matters pertaining to the Disaster Recovery Services Transition Plan with the exception of contractual endorsement. The Equifax Project Manager shall work with the IBM Continuity Program Manager to successfully develop, implement and manage the Disaster Recovery Services Transition Plan and serve as the interface between the transition team members and Equifax’s business functions, units, or Affiliates participating in the Disaster Recovery Services Transition Plan.

Equifax agrees to participate and utilize all reasonable efforts to assist in the service transition and perform its responsibilities in accordance with this Exhibit S-4 and the Disaster Recovery Services Transition Plan.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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4.03                        [Reserved]

4.04                        [Reserved]

4.05                        [Reserved]

4.06                        Geographic Scope

The Machines and Software provided by IBM and/or Equifax under this Exhibit S-4 are for use within the United States.

4.07                        Configuration

IBM agrees that, as of the end of the Configuration Assessment Period, for the mainframe Environment and associated network the Configurations described by Attachment S-4-5 and the Supplements contained and described all Machines, Software, equipment, other software, workspace, telecommunications services, and other services necessary to restore the * Applications, the * Applications, and the in-scope network Environment (excluding the midrange Environment, with respect to which Equifax and IBM jointly determined the Configuration) within the time frames specified therefor and to otherwise provide Disaster Recovery Services in the manner described in this Exhibit S-4.

4.08                        Supplements

During the term of this Exhibit S-4, IBM shall perform the Disaster Recovery Services described in the Attachments in accordance with the terms set forth herein and therein unless the Disaster Recovery Services described in any Attachment are earlier terminated in accordance with the provisions of Section 4.13 or Section 5.01 hereof or under Section 3.3 (Disaster Recovery) of the Agreement.

Attachment S-4-2, Attachment S-4-5 and the Supplement(s) contain the charges to Equifax which shall be invoiced to Equifax monthly in accordance with Section 5.05 herein.

At any time during the term of this Exhibit S-4, Equifax may change any detail of a Supplement upon * written notice to IBM, subject in the case of * Disaster Recovery Services to the provisions of Section 4.10(B) hereof and in the case of the * Disaster Recovery Services to the provisions of Section 4.11 hereof.  IBM shall confirm the change by sending Equifax an amendment to this Exhibit S-4 or a revised Supplement in lieu of an amendment, including a revised Supplement specifying the effective date of the change and the adjusted charge.  The amendment or revised Supplement shall be signed by both Parties prior to becoming effective.

In the performance of Disaster Recovery Services under this Exhibit S-4, with respect to the services IBM is providing, IBM will employ the * and procedures set forth in Schedules A and T to the Agreement and this Exhibit S-4.  Additionally, IBM agrees that Equifax will have the flexibility to revise the solution provided under this Exhibit S-4 to comply with regulatory requirements (for example, Gramm-Leach-Bliley).  Any modifications to such solution must be mutually agreeable to both Parties, and will be at *, and may result in * to Equifax.  IBM agrees to implement any mutually agreeable revisions to the solution.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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In the event of an Outage Emergency, Equifax or IBM may, in accordance with Attachment S-4-3, Declare an Outage Emergency for the Configurations contained in each individual Supplement, or any combination of Supplements, as required, to restore Equifax’s critical business and information processing that has been affected by an Outage Emergency.  An Outage Emergency may also be declared for specific Equifax applications resulting in an Island Recovery in accordance with Attachment S-4-4.

4.09                        Charges and Pricing Adjustment Provisions Applicable to * Disaster Recovery Services

A.                                    Charges and Pricing for * Disaster Recovery Services

1.                                       For the * Disaster Recovery Services, Equifax shall pay:

a.                                       the Services * Charge specified in the Rapid Recovery Solution (Attachment S-4-5);

b.                                      charges associated with any refreshes to the Configuration requested by Equifax, beyond the * allowance included in Attachment S-4-5 and the Supplements (if applicable, the yearly allowance is identified in Attachment S-4-5 as “Number of * per Year”).  Such charge will equal the actual number of additional refreshes performed times the charge per additional refresh (identified in Attachment S-4-5 as “Cost per Additional *” and in the Supplement as “Charge per Additional *”);

c.                                       charges associated with any technical support and assistance hours, performed by IBM at the * Site requested by Equifax, beyond the * allowance included in Attachment S-4-5 (identified in such Attachment S-4-5 as “Services * Support Allowance Hours”).  Such charge will equal (i) the * of additional support and assistance requested by Equifax and provided by IBM, or the * identified in such Attachment S-4-5 as “Services Hourly Support Minimum Hours”, whichever is greater, times (ii) the * identified in such Attachment S-4-5 as “Services Hourly Support Rate”; and

d.                                      * incurred by IBM personnel when * is required to provide such technical support and assistance to Equifax.

2.                                       At any time during the term of this Exhibit S-4, Equifax may request additions to the Configuration associated with the * Disaster Recovery Services.  The adjustment to the Services * Charge for any such additions will be calculated as:

(*) +  of this amount for *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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Where:

1.                                       *

2.                                       *

3.                                       *

4.                                       *

The above calculation and each component of such calculation will be separately identified by IBM for each asset proposed to be acquired by IBM pursuant to this Section 4.09(A)(2).

B.                                    Configuration Changes for * Disaster Recovery Services

Equifax may request a change to the * Configuration with * written notice.  Notwithstanding the preceding sentence, any request involving Limited Use Equipment will have * written notice.  If IBM agrees, IBM will confirm the change in a revised Attachment S-4-5 with *.  Such revised Attachment S-4-5 will show the effective date of the change.  IBM will not unreasonably withhold its agreement.  For any assets removed from the Configuration, IBM shall calculate the reduction to the Services * Charge of the associated Attachment S-4-5 in a manner similar to that described in Section 4.09(A)(2) or in Section 4.09(C), and will provide to Equifax the amount of the reduction.  The quote IBM provides will describe the * reduction amount and, if the infrastructure portion of such reduction amount is less than the infrastructure portion of the * charge increase amount when such asset was added to the Configuration, the quote will also include a description of the infrastructure costs that were part of the * charge increase amount that are not included in the quoted * reduction amount.

C.                                    Limited Use Equipment

“Limited-Use Equipment”, as used herein, means any and all Machines and equipment and network lines which IBM acquires (by lease, purchase, or otherwise, from any source) specifically for the purpose of providing * Disaster Recovery Services to Equifax under this Exhibit S-4.

If Attachment S-4-5 is revised before * pursuant to the Section 4.09(B) above entitled “Configuration Changes for * Disaster Recovery Services”, and such revision deletes any or all Limited Use Equipment from such Supplement, then:

1.                                       IBM will make reasonable, good faith efforts, from the effective date of revision or termination, until the date which is * from such effective date of revision or termination (hereinafter termed the “Final Mitigation Date”), to redeploy, dispose of, or at IBM’s discretion, provide Equifax with the option to purchase, the deleted Limited-Use Equipment; and

2.                                       promptly after the Final Mitigation Date, the amount of a Termination Charge shall be calculated.  Such a Termination Charge is applicable only to that

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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Limited-Use Equipment which IBM was not able to redeploy or dispose of, and will be equal to (i) the lesser of a) the total amount of the lease payments for such Limited-Use Equipment from the Final Mitigation Date through the End Date or the end of the current lease period, whichever comes first, or b) the termination penalty for the lease, if any, added to (ii) any costs IBM incurs directly relating to the discontinuance and/or disposal of such Limited-Use Equipment.

4.10                        Charges and Pricing Adjustment Provisions Applicable to * Disaster Recovery Services

A.                                    Charges and Pricing for * Disaster Recovery Services

1.                                       Charges for additions and deletions for * Disaster Recovery Services

At any time during the term of this Exhibit S-4, Equifax may request any or all of the Configuration additions or deletions set forth in the table of charges below; provided, however, that:

a.                                       any additional capacity being requested is available to IBM’s general subscriber base at the primary Recovery Site; and

b.                                      the annual Recovery Exercise Allowance (numbers of hours and Exercises) for each Supplement is *.

For the purpose of deletions from Supplements related to the * Disaster Recovery Services, the reductions in Total * Charges or Minimum Total * Charges resulting from such change requests are as set forth in the following table.  Any such reductions are subject to the provisions of Section 4.10(B) herein.

IBM will use its standard measurement of MIPS (millions of instructions per second) and GB (gigabytes) when calculating such adjustments.

Table of Charges for Configuration Additions and Deletions - Pricing (subject to the provisions set forth in this subsection)

*

MIP

Disk Storage	*

IBM 3490E or 3590 Tape Drive	*

IBM * Tape Drive	*

*	*

Processor
Disk Storage	*

Tape Drive	*

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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2.                                       Total * Charge for * Disaster Recovery Services

Beginning as of the Effective Date, Equifax agrees to pay the Total * Charge specified in each Supplement for each * during the remainder of the term of this Exhibit S-4 unless (a) such Supplement is terminated in accordance with the provisions of Section 4.13 hereof, (b) Equifax requests and IBM implements a deletion to the Configuration in the manner described in Section 4.10(A)(1), or (c) this Exhibit S-4 is terminated pursuant to Section 5.01 hereof.

3.                                       Nonstandard Equipment

If, in connection with a request for additions to the Configuration of a Supplement relating to * Disaster Recovery Services and in order to support Equifax’s requirements for Machines or equipment that is in low demand or no demand by IBM’s general subscriber base (called “Nonstandard Equipment” or “NSE”), IBM acquires such Machines or equipment, then the following provisions shall apply.

Equifax shall pay a specific charge for such NSE (called the “NSE * Charge”) that will be added to such Supplement’s Total * Charge until a date specified by IBM (called the “NSE Conversion Date”) is reached.  IBM shall specify such date in an Addendum for Nonstandard Equipment to the Supplement to which the NSE relates.

The NSE * Charge for each acquisition of Nonstandard Equipment shall be * of the amount incurred by IBM to acquire such Nonstandard Equipment without regard to the number of * remaining in the term of this Exhibit S-4.

If, before any NSE Conversion Date identified in an Addendum for NSE, Equifax:

a.                                       terminates such Supplement, except for a termination by Equifax pursuant to Section 4.13(a) or Section 4.13(d) hereof, or

b.                                      requests to remove such Nonstandard Equipment from such Supplement’s Configuration,

Equifax shall nonetheless pay such NSE Monthly Charge through the *.  In such case, Equifax may * of the.

On an * and at Equifax’s request, IBM will review the factors associated with IBM’s acquisition of Nonstandard Equipment for the Supplements.  If such factors have changed since such Nonstandard Equipment was acquired, IBM will make a good faith effort to adjust the NSE * Charge specified in an Addendum for NSE and the related Total * Charge, taking such updated factors into consideration.  In such case, IBM will issue Equifax a revised Supplement to this Exhibit S-4 to reflect such changes and any applicable adjustment in charges.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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The Parties will mutually agree on the date(s) and location of such review sessions.

4.                                       Guaranteed Total * Charges for * Disaster Recovery Services

During the period beginning on the Effective Date through the End Date, the Total * Charges for * Disaster Recovery Services described herein and in the applicable Attachments will be fixed and firm unless Equifax requests changes (that is, additions and/or deletions) to a Configuration in accordance with Section 4.08 hereof, in which case IBM will adjust the Total * Charge subject to the requirements of Section 4.10(B) below.  Any such adjustment will be based on the charges for additions and deletions specified in Section 4.10(A)(1).

Additionally, the following charges will be fixed and firm during the period beginning on the Effective Date through the End Date for the * Disaster Recovery Services:

a.                                       *

b.                                      *

c.                                       *

B.                                    Aggregation of * Disaster Recovery Services Charges

The Aggregate Minimum Total * Charge shall be determined by calculating the * set forth in the Supplements applicable to * Disaster Recovery Services in effect as of the Effective Date.  Thereafter, the Aggregate Minimum Total * Charge shall * by Equifax pursuant to Section 4.13.a or 4.13.c by the Minimum Total * Charge amounts set forth in such * Supplement(s).  Thereafter, the Aggregate Minimum Total * Charge shall be * of this Exhibit S-4 that involve New Services.

At all times during the term of this Exhibit S-4, Equifax shall pay IBM an amount * pursuant to this Section, for the provision by IBM of the * Disaster Recovery Services.

Accordingly, at any time during the term of this Exhibit S-4, Equifax *, that as of the date specified in the Equifax request (“the Specified Date”),

a.                                       the Configuration(s) identified on * or more Supplements be changed, with the effective date of the change being the Specified Date, and/or

b.                                      the Supplements of * or more other Subscriptions be terminated, with the last day in force being the day before the Specified Date,

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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and IBM shall promptly give effect to such Supplement change or Supplement termination and the Total * Charges for the affected Supplements shall be correspondingly reduced provided that, after giving effect to such Supplement change or termination,*.  Neither the changes described in paragraph a. above or the termination described in paragraph b. above shall require Equifax * and IBM shall give effect to such change without regard to any * set forth in an affected Supplement; provided, however, that if any of the changes described in paragraph a. above or the termination described in paragraph b. above involve Nonstandard Equipment, and if such Nonstandard Equipment is not added to the Configuration(s) of other Subscription(s), then *.

4.11                        Charges and Pricing Adjustment Provisions Applicable to Network Disaster Recovery Services

The provisions of Sections 4.09(A) through (C) as they apply to * Disaster Recovery Services shall also apply to the network components of the Disaster Recovery Services.  Additionally, the provision of Section 4.10(B) as it applies to * Disaster Recovery Services shall also apply to Network Disaster Recovery Services, except that, if there is only one Supplement covering Network Disaster Recovery Services, the * and the shall be the * and the * respectively, contained in such Supplement.

4.12                        Product Removal

IBM shall give Equifax * written notice of its intent to no longer provide an item in the Configuration. IBM shall, however, use commercially reasonable efforts to provide a compatible substitute item that offers equal or greater capacity and functionality and have the ability to perform the required tasks utilizing the same versions of the Software as the item that can no longer be provided, at no additional charge to Equifax.  If IBM is unable to provide a compatible substitute item that offers equal or greater capacity or functionality, the Parties shall * and the * applicable to such Supplement.  In addition, Equifax may terminate the applicable Supplement, upon * written notice, provided that such notice is given by Equifax within * (*) year of such notification by IBM.

In the event that IBM will no longer provide multiple items in the Configuration and also not provide compatible substitute items that offer equal or greater capacity and functionality, the Parties will utilize the Change Control process in accordance with Section 6.4 of the Agreement.

4.13                        Termination of One or More Supplements/Extension of Exhibit S-4

At any time during the term of this Exhibit S-4, Equifax may terminate any Supplement for the following reasons:

a.                                       Equifax shall have the right to terminate a Supplement if IBM has failed to cure, after Equifax has given written notice to IBM, a material breach of IBM’s obligations with respect to such Supplement; or

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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b.                                      Notwithstanding anything to the contrary in this Exhibit S-4, Equifax may terminate * or more Supplements, at any time and without Termination Charges, provided, however, that any termination of a Supplement related to * Disaster Recovery Services shall be subject to the provisions of Section 4.10(B) hereof and any termination of a Supplement related to * Disaster Recovery Services shall be subject to the provisions of Section 4.11 hereof; or

c.                                       Under the circumstances described in Section 4.12 hereof.

d.                                      In the case of Attachment S-4-2, Equifax may terminate the Attachment immediately upon notice.

At least (*) * prior to the End Date of this Exhibit S-4, Equifax may request an extension of * (*) * of the Disaster Recovery Services.  Equifax shall have * (*)such optional extension periods.  Upon receipt of such request for extension, the Parties will enter into an amendment to this Exhibit S-4 with the End Date changed accordingly.  The charges applicable during the Extension Period shall be the same as the charges specified herein and in Attachment S-4-5 and the Supplements unless Equifax requests changes to Equifax’s Subscription(s) that are to become effective on the start date of such Extension Period.  During such Extension Period, Equifax may also purchase additional Recovery Exercise hours and/or additional Recovery Exercises on a “first come first served” basis and for a charge to be negotiated by the Parties.  Such charge is identified in a Supplement as  “Additional Recovery Exercise time, per * block” and “Additional Recovery Exercises, per Exercise”.

4.14                        Recovery Charges

In addition to the Total * Charge, upon the declaration of an Outage Emergency by Equifax, Equifax shall * and a.  The Initial Recovery Charge is incurred when * for use in response to Equifax’s declaration of an Outage Emergency.  For this charge, IBM makes the Configuration available at the Recovery Site for the number of days specified in the Supplement.  Thereafter, for each day, or part thereof, that IBM provides the Configuration, the *. The Charges described in this Section are subject to Section 5.05 of this Exhibit S-4.

4.15                        Additional Charges

Equifax agrees to pay:

a.                                       any associated charges for *;

b.                                      charges for * may schedule * specified in the Supplements, except those hours needed for an Exercise in accordance with Section 6.0 of Attachment S-4-3 if IBM was responsible for the failure described therein;

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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c.                                       charges for * beyond that described herein and in the applicable Supplement, that IBM agrees to provide during an Event, in response to an Equifax written request;

d.                                      charges for *, for use of items such as *; and

e.                                       a charge for *, Equifax uses the * of use after an Equifax Declare.  Such * (called *”) is specified in a Supplement.

4.16                        Scheduled * Recovery Exercises

With respect to the * Recovery Exercises, the Parties agree as follows:

The Parties shall schedule and perform the first * Recovery Exercise in the * calendar * of calendar year * subject to and in accordance with the provisions of this Exhibit S-4, including, but not limited to, Section 4.2 of Attachment S-4-3, with the exception of “surprise” Exercises.  Thereafter, the Parties shall schedule and perform subsequent * Recovery Exercises when and as permitted by Attachment S-4-3 but, in no event, less then *.

The Parties agree to jointly develop, document in writing and sign, a minimum of * prior to the start of a scheduled * Exercise, mutually agreeable and achievable exercise objectives for such * Exercise, including performance objectives and success criteria.  Notwithstanding anything to the contrary in this Exhibit S-4, in the event that any * Recovery Exercise performed by the Parties during the term of this Exhibit S-4 fails to meet the primary objectives of the agreed upon Recovery Exercise success criteria (hereinafter such failed * Recovery Exercise is referred to as a “Failed DR Test”) except where such failures are reasonably beyond IBM’s direct control, the Parties shall promptly schedule a subsequent * Recovery Exercise which shall be performed by the Parties within * calendar * of the Failed DR Test (hereinafter such subsequent * Recovery Exercise is referred to as an “Emergency DR Retest”).  The Recovery Exercise scope and success criteria for the Emergency DR Retest shall be the same as the scope and success criteria for the Failed DR Test unless otherwise agreed by the Parties.  In addition, the time required to perform the Emergency DR Retest shall not count against or be deemed to apply to either (a) the * available test hours dedicated to the performance of Recovery Exercises hereunder or (b) the * Recovery Exercises agreed to be performed by the Parties hereunder.

Prior to performing the Emergency DR Retest, IBM shall prepare and deliver to Equifax a detailed written status report, which report shall include recommendations and an action plan to correct any deficiencies that created or gave rise to the Failed DR Test.  If the action plan requires IBM to procure additional hardware or equipment and/or third party products or services in order to successfully perform the Emergency DR Retest, IBM shall procure such additional hardware or equipment and/or third party products or services as soon as reasonably practicable after the Failed DR Test.  If IBM will not be able to obtain the necessary hardware or equipment and/or third party products or services within a time frame that will enable IBM to perform the Emergency DR Retest by the date required by this subsection, the Parties shall instead perform the Emergency DR Retest as soon as reasonably practicable after the Failed DR Test.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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If the Emergency DR Retest also fails to meet the applicable Recovery Exercise success criteria, IBM shall grant to Equifax a credit in the next * invoice for Disaster Recovery Services equal to the Charges required to be paid by Equifax to IBM for all portions of the Disaster Recovery Services related to * Applications set forth in this Exhibit S-4.  Further, in such event, the Emergency DR Retest shall also be deemed a Failed DR Test and all of the provisions applicable to Failed DR Tests shall also apply to the Emergency DR Retest.  IBM shall continue to grant to Equifax such credits until IBM performs an Emergency DR Retest that satisfies the applicable Recovery Exercise success criteria.  All credits required to be made by IBM pursuant to this subsection 4.16 shall be deemed Service Level Credits for all purposes under the Agreement.  The amount of any such credit shall be * charge payable by Equifax to IBM for all portions of the Disaster Recovery Services related to * Applications prorated by the number of days between the failure of the Emergency DR Retest and the date that an Emergency DR Retest is performed that satisfies the applicable Recovery Exercise success criteria.

4.17                        * Access

In order to establish an * connection during Recovery Exercises or recovery activities associated with the Subscription identified by Supplement Number CFTY2MJ/7X64902-6, IBM shall provide access (called “* Access Services”) from the Recovery Site to an * connection location of a mutually agreed upon * (called “*”).  The * (called “*”) address(es) required for * Access Services may be supplied by Equifax or by IBM.  All charges associated with the provision of * Access Services are included in the charges contained in the Supplements.

IBM Responsibilities for e-BRS /* Access:  IBM furnishes the following * Access Services whether * are supplied by Equifax or by IBM, by providing:

1.                                       local access and network interface equipment for connection from the Recovery Site to the * connection location;

2.                                       an * router at the Recovery Site with * wide area * interface,* ethernet interface, and * token-ring interface;

3.                                       development, documentation, and maintenance of a detailed plan about Equifax’s * requirements (called “* Plan”) within * calendar * of the Effective Date; and

4.                                       during a Recovery Exercise or an Outage Emergency recovery activities, configuration of the * at the Recovery Site to announce *, supplied by Equifax or by IBM, to the ISP’s * from the Recovery Site.

Additionally,

1.                                       when the * are supplied by IBM, IBM will provide at least * registered * for each addressable Machine included in the Supplements; and

2.                                       when the * are supplied by Equifax, IBM will provide:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-16

•                                          coordination with the * to enable Equifax * traffic to be directed to the Recovery Site; and

•                                          upon completion of a Recovery Exercise or an Outage Emergency recovery activities, termination of such announcement of Equifax * to the * from the Recovery Site.

Equifax Responsibilities for * Access:  For * Access Services, whether * are supplied by Equifax or by IBM, Equifax agrees to:

1.                                       provide IBM with the configuration information IBM requires, if IBM does not already possess such information through IBM’s provision of services under the Agreement, to provide * Access Services to Equifax;

2.                                       provide IBM reasonable technical assistance regarding IBM’s provision of these services, upon IBM’s reasonable request;

3.                                       provide a focal point who is knowledgeable about the Equifax * recovery requirements, and who will be IBM’s primary point of contact when IBM provides * Access Services to Equifax; and

4.                                       be responsible for communicating to IBM, in a timely manner, any changes in the Equifax * Environment that may require a modification to the *.

Additionally, for * supplied by Equifax, Equifax agrees:

1.                                       to provide written authorization to the * that allows IBM to act as Equifax’s agent with such * during the term of this Exhibit S-4, and to announce Equifax * to the * from the Recovery Site;

2.                                       to make arrangements with the * to allow Equifax * to be announced to the * from both the Covered Address and the Recovery Site during the term of this Exhibit S-4;

3.                                       to provide for termination of the announcement of Equifax selected * to the * from the Covered Address during a Recovery Exercise or following an Equifax declaration of an Outage Emergency; and

4.                                       that performance of * traffic redirection is subject to the * scheduled periods of maintenance.

Further, whether * are supplied by Equifax or by IBM, Equifax understands and agrees:

1.                                       that prior to IBM’s completion of the * Plan, IBM will provide * Access Services using commercially reasonable efforts;

2.                                       to be solely responsible for the content of any transmissions using * Access Services or any other use of * Access Services by Equifax

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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or by any other person or entity Equifax permits to use * Access Services;

3.                                       that neither IBM nor the * is responsible for any network service outage that results from misuse of * Access Services;

4.                                       that the * has no obligation to * the * Access Services.  However, the * may * the * Access Services and disclose information gained from such monitoring only in order to satisfy any law, regulation or other governmental request, to operate the * Access Services properly or to protect itself or its subscribers;

5.                                       to defend and indemnify IBM from and against any and all liabilities and costs (including reasonable attorney’s fees) arising from any and all claims by any person based upon the content of any transmission, or any other use of * Access Services by Equifax or any person or entity Equifax permits to use * Access Services; and

6.                                       that * Access Services ARE PROVIDED ON AN “AS-IS” AND “AS AVAILABLE” BASIS WITHOUT WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO WARRANTIES OF TITLE, NON INFRINGEMENT OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.  NO ADVICE OR INFORMATION GIVEN BY IBM’s, OR THE *, EMPLOYEES, AGENTS OR CONTRACTORS SHALL CREATE A WARRANTY.  UNDER NO CIRCUMSTANCES SHALL IBM BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES THAT RESULT FROM EQUIFAX OR EQUIFAX USERS’ RELIANCE ON OR THE USE OF INFORMATION, SERVICES OR MERCHANDISE PROVIDED ON OR THROUGH THE SERVICE, OR THAT RESULT FROM MISTAKES, OMISSIONS, INTERRUPTIONS, DELETION OF FILES, ERRORS, DEFECTS, DELAYS IN OPERATION, OR TRANSMISSION, OR ANY FAILURE OF PERFORMANCE.

4.18                        Data Privacy

Equifax agrees to allow IBM and its subsidiaries to *.  Solely in connection with providing the services described under this Exhibit S-4, Equifax’s * to acting on IBM’s behalf, Business Partners, and assignees of IBM and its subsidiaries *.  IBM agrees to allow Equifax to *.  Solely in connection with the services described under this Exhibit S-4, IBM’s * to acting on Equifax’s behalf, Equifax’s business partners, and assignees of Equifax and Equifax’s subsidiaries *.  Such will be processed and used in connection with the business relationship between Equifax and IBM under this Exhibit S-4.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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4.19                        Service Levels

The following Service Levels and associated Service Level Credits shall apply to the Disaster Recovery Services under this Exhibit S-4 once IBM begins to measure such Service Levels when and as set forth below:

1.                                       Following the declaration of an Outage Emergency involving an Environment, IBM will begin to measure the Uptime Service Level of the affected * Applications set forth in paragraph 9.0.a and 9.0.b of Attachment S-4-3 on the day of running operations from the * and will report the performance achieved * thereafter.  The * Application is listed in Section 1.1 of Attachment B-4-1 to Schedule B (Service Levels).  * Applications * and * are listed in Section 1.2 of Attachment B-4-1 to Schedule B (Service Levels).

2.                                       If Equifax elects to operate a lesser capacity processor for the recovery of an Environment than that used in the production Environment, then the Parties agree to reduce the Service Level objectives by in the same ratio as the difference between the capacity of the Environments.

3.                                       In the event it is necessary to move an Environment to a Cold-Site, IBM will begin measurement of Service Levels on the * day of running a production Environment from such Cold-Site, and will report the performance achieved * thereafter.  During the period of time that the Cold-Site is being used for production Environments, changes to the Cold-Site configurations and the potential associated downtime will not be included in the calculation of Service Levels.

4.20                        Sufficiency of Recovery Equipment for * Applications

IBM commits that if IBM has other subscribers to IBM’s Multivendor Information Technology Recovery Services with Subscriptions that specify a Covered Address of * and a primary Recovery Site of * or any other successor locations that IBM will not oversubscribe its recovery assets such that IBM would have less than sufficient recovery assets available to support multiple declarations of an Outage Emergency from such address in *.

5.0                               Deviations From Terms of the Agreement

5.01                        Termination

A.                                    Termination for Convenience or Change of Control

Section 12.1(c) and (d) and the definition of Termination Charge of the Agreement are amended for purposes of this Exhibit S-4 to the extent inconsistent with the following:

“Termination Charge” means the amount set forth in this Section 5.01 and payable by Equifax to IBM upon Termination for Convenience or Change of Control.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-19

Equifax may terminate this Exhibit S-4 pursuant to Sections 12.1(c) or 12.1(d) of the Agreement, at any time during the term, by giving to IBM * prior written notice.

If Equifax decides to terminate this Exhibit S-4 for Convenience or Change of Control pursuant to either Section 12.1(c) or (d) of the Agreement and the effective date of such termination will occur before *, then the following applies:

1.                                       Equifax may terminate this Exhibit S-4, provided that Equifax pays to IBM a Termination Charge in an amount equal to the Total * Charges Equifax would have paid under the Supplements through *, had Equifax not terminated this Exhibit S-4*;

2.                                       If Equifax terminates this Exhibit S-4 on or after *, and on or before *, the Termination Charge Equifax shall pay will be an amount equal to * commencing on the effective date of termination and ending on *.

After *, Equifax may terminate this Exhibit S-4 and all of its Attachments for * upon written notice and without the payment of any Termination Charges, Wind-Down Expenses or other charges, however described, with the *.

The Parties agree that the Termination Charges specified in this Section 5.01(A)(1) and 5.01(A)(2) are based on this Exhibit S-4 and Attachments as they exist on the Effective Date, and that such Termination Charges * S-4 and/or Attachments * during the term of this Exhibit S-4, allowing the Termination Charges *.

B.                                    Termination for Failure to Recover upon Declaration of Disaster

Equifax may terminate this Exhibit S-4 for breach pursuant to Section 3.3 of the Agreement if IBM fails to provide the Disaster Recovery Services to the extent and in accordance with the time tables and time period set forth in Attachment S-4-3 and Supplements.

C.                                    Termination for Breach of this Exhibit S-4

Equifax may terminate this Exhibit S-4, without giving effect to any notice or cure periods and without the payment of any Termination Charges, Wind-Down Expenses, fees or charges, however described, upon a material breach by IBM of this Exhibit S-4 and subsequent termination by Equifax.

Any termination of this Exhibit S-4 pursuant to this Section 5.01, (B), (C) or (D) or pursuant to Section 4.13 shall not result in the payment by Equifax to IBM of any Wind-Down Expenses or other charges not specifically described in this Section 5.01 or in Section 4.13.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-20

5.02                        [Reserved]

5.03                        Required Consents

Management, administrative and financial responsibility for Required Consents necessary to provide the Disaster Recovery Services as of the Effective Date of the Agreement will be addressed pursuant to Section 8.2 of the Agreement.

5.04                        Structure of this Exhibit S-4

The Disaster Recovery Services to be provided by IBM to Equifax hereunder will cover the Environment specified in Section 3.0 hereof.  This Exhibit S-4 is comprised of this document and the Attachments to this Exhibit S-4 set forth in Section 6.0 herein.

5.05                        Charges

Section 7.0 of Schedule C of the Agreement is amended for the purposes of this Exhibit S-4 to the extent inconsistent with the following:

The Parties agree that any Total * Charges, Recovery Charges, Recovery Exercise Charges, Services * Charges, Telecommunication, recurring charges, Termination Charges, fees, rates, fixed price, and expenses however described in any Attachment under this Exhibit S-4 (the “Charges”) will be invoiced by IBM and paid by Equifax in accordance with Schedule C, Section 7 (Invoicing) and Section 8 (Payment), of the Agreement.

5.06                        Further Exceptions from the Agreement

Section 3.7 and Section 6.2(a), do not apply to this Exhibit S-4.

“Services” shall, for purposes of this Exhibit S-4, refer to the Disaster Recovery Services described herein.

5.07                        Security

IBM will * practices and procedures to * while they are in Recovery Sites.  Such protection includes providing security at the Recovery Site that allows access only to those persons authorized either by IBM or by Equifax and IBM.  This security will be in place twenty-four (24) hours a day, seven (7) days a week.

5.08                        Limitation of Liability

For purposes of this Exhibit S-4, the following provision supersedes subsection 13.1(a)(i) in the Agreement.

(i)                                     The * payable by IBM (“IBM *”) shall be as follows:

i.                              if relating to the * or * Environment, to * incurred by Equifax and its Affiliates equal to the * for the Disaster Recovery Services under this Exhibit S-4 during the * immediately prior to the first event (or if * have not elapsed in the term of this Exhibit S-4 at the time of the

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-21

first such event, * for the Services set forth in this Exhibit S-4 during the first * of the term of this Exhibit S-4) * for the Services under the Operations Service Tower during the * immediately prior to the first event which is the subject of the first claim;

ii.                           if relating to the * Environment, to * incurred by Equifax and its Affiliates * for the Disaster Recovery Services under this Exhibit S-4 during the * immediately prior to the first event (or if * have not elapsed in the term of this Exhibit S-4 at the time of the first such event, * for the Services set forth in this Exhibit S-4 during the first * of the term of this Exhibit S-4) * under the * Service Tower during the * calendar * immediately prior to the first event which is the subject of the first claim.

5.09                        Recovery Site Access

On an annual basis, Equifax may request to review IBM’s Recovery Site facilities procedures as they relate to the protection of Equifax’s data, including access to the Recovery Site, provided that:

a.                                       the request is made with reasonable advance notice, preferably not less than *;

b.                                      the review will be conducted between the hours of *  and *,  through *, excluding national holidays and other * when IBM’s facility is closed;

c.                                       Equifax’s personnel conduct such review or accompany those conducting such review;

d.                                      a list of the items to be reviewed is provided to IBM as soon as possible after the request for a review is accepted, and such list does not include requests for access to any information IBM considers confidential or proprietary, including pricing algorithms and related matters; and

e.                                       * for performing such review.  Upon receipt of Equifax’s request for a review, the requirements for such review will be reviewed by both Parties, and both Parties will mutually agree upon *.

The Parties agree that IBM reserves the right to cancel or reschedule any review appointment, if, in IBM’s sole judgment, such activity would interfere with the activities of another IBM customer.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-22

5.10                        Taxes

Schedule C to the Agreement is amended for purposes of this Exhibit S-4 to the extent inconsistent with the following:

All Charges in this Exhibit S-4 exclude applicable federal, state and local taxes attributable to the period on or after the Effective Date.

5.11                        Timeframes for Recovery During Outage Emergency

In the event that IBM exceeds its committed recovery time at the primary Recovery Site by greater than * for * Applications or by * for * Applications, then, at Equifax’s sole discretion, the terms and conditions set forth in Section 3.3 of the Agreement shall prevail.

IBM’s obligations and Equifax’s rights under this subsection 5.11 will be suspended under the following situations:

1.                                       in the event of * (e.g., significant * of either Party); or

2.                                       in the event IBM is unable to recover network Environments in support of * Applications due to the * in the Configuration that is caused by the declaration of an Outage Emergency *.

6.0                               Attachments

This Exhibit S-4 contains the following Attachments as of the Effective Date.  Attachment 1 is a Summary Document which provides a summary of the Equifax applications associated with the various Attachments, and the overall * charges associated with the Attachments, as of the Effective Date.  Existing Attachments may be revised, and other Attachments may be added to this Exhibit S-4 when mutually agreed in writing by the Parties.

List of Attachments

Attachment Title

Attachments applicable to * and * Services

•                            Attachment S-4-1 - Summary Document

•                            Attachment S-4-2 - Statement of Work for Business Continuity Program Management

•                            Attachment S-4-3 - Statement of Work Responsibilities Attachment

Attachments applicable to *

•                            Attachment S-4-4 - Statement of Work for Custom Services, Rapid Recovery Solution for Equifax Inc.

•                            Attachment S- * - Rapid Recovery Solution for Equifax Inc.

Attachments applicable to *

•                            Supplement Numbers:

CFTBSYJ / 7M 7400	CFTKD1K
CFTBSQJ	CFTBSXJ
CFTBGMJ	CFTKD2K / 7X 820-3
CFTY0HJ	CFTKD3K / 7X 8207-3

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-23

CFTKDWK	CFTY0JJ / 7X 4009-4
CFTKDXK / 7X 8202-3	CFTY2CJ / 7X 4901-5
CFTKDYK	CFT9DJJ / 7X 4008-4
*

Attachments applicable to *

•                            Supplement Name:

CFTY2MJ / 7X 2-*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-24

IBM BUSINESS CONTINUITY & RECOVERY SERVICES

SUPPLEMENT FOR

MULTIVENDOR INFORMATION TECHNOLOGY RECOVERY SERVICES

FOR

Equifax

1525 Windward Concourse

Alpharetta, GA  30005

SUBMITTED BY:

Attn:  BCRS Contract Operations

IBM Corporation

PO Box 700

Suffern, NY 10901-0700

Supplement Number:  CFT9DJJ

Sequence Number/Version:  7X64008-4

Date Generated:  09/11/03

This offer is good until 12/10/03.

1

Supplement for Multivendor Information Technology Recovery Services

This Supplement is issued under Schedule S.

Customer Name and Address:	REFERENCE NUMBERS
Equifax	Agreement:
	Customer:	2842952
1525 Windward Concourse	Enterprise:	7576000
Alpharetta, GA 30005	CONTRACT PERIOD:
	Start Date:	See Sch. S
IBM Address for Notices:	End Date:	See Sch. S
Attn: BCRS Contract Operations	SUPPLEMENT
IBM Corporation	Number:	CFT9DJJ
PO Box 700	effective date:	09/01/03
Suffern, NY 10901-0700	Revision (yes/no):	Yes
	Renewal (yes/no):	No
Covered Address:
1525 Windward Concourse	Primary Recovery Site
Alpharetta, GA 30005	Sterling Fst C/S, NY

MONTHLY CHARGES
Total Monthly Charge:	$947
Minimum Total Monthly Charge:	$852
RECOVERY CHARGES
Initial Recovery Charge:	$1,000
Day(s) Included in Initial Recovery Charge:	2
Daily Recovery Charge per day thereafter:	$710
RECOVERY EXERCISE
Initial Contract Period Year 1 - Total Hours:	192
Number of Exercises:	2
Each subsequent twelve-month period - Total Hours:	192
Number of Exercises:	2
Additional Recovery Exercise time, per 4-hr block:	$284
Additional Recovery Exercises, per exercise:	$1,288
TELECOMMUNICATIONS
One-Time Charge:	N/A
Usage charges are billed separately:
GENERAL
Cold-Site Daily Charge:	$189
Work area space allocated at time of Event:

2

EQUIPMENT CONFIGURATION

Customer Name: Equifax Configuration
Number: 2842952 Processor: CLIENTSRV CPU
Address: 1525 Windward Concourse
Alpharetta, GA 30005
Recovery Site: Sterling Fst C/S, NY
Supplement Number: CFT9DJJ

Quantity or Units	Machine or Product	Model	Product Description
IBM Equipment:
7	CPQML570A	BASE Compaq Server ML570A P3-700
	Item:	Compaq Proliant ML570 Server
	Includes:	PCI Architecture (6 Slots)
1 700MHZ Pentium III XEON Processor
512MB Memory
1 36.4 GB SCSI Hard Drive
3.5” Diskette Drive
CD-ROM Drive
1 NC3134 Dual 10/100MB PCI Ethernet Adapter
1 IBM 16/4 Token Ring PCI Adapter
1 Dual Wide-Ultra2 SCSI Adapter
1 Smart Array 4200 RAID Controller
1 Adaptec Single Ended SCSI Adapter
1 Adaptec Differential SCSI Adapter
	Note:	This equipment cannot be selected for temporary transfer.
4	IBMX360A	IBM Server x360A MP-1.5Ghz
	Item:	BASE IBM x360 Server
	Includes:	PCI Architecture (6 Slots)
1 Intel 1.5GHZ Xeon MP Processor
512 MB Memory
1 73.4 GB SCSI Hard Drive
3.5” Diskette Drive
CD-ROM Drive
1 Integrated 10/100MB Ethernet Adapter
1 IBM 16/4 PCI Token Ring Adapter
1 IBM 4Mx ServerRAID SCSI Controller
1 Adaptec Single Ended SCSI Controller
1 Adaptec Differential SCSI Adapter
Note: This equipment cannot be selected for temporary transfer.
Network Lines:		NONE
Non-IBM Equipment:
7		QUDLLT8000 000 Quantum LVD DLT 40/80GB TpDr
This tape device is not attachable AS/400 or iSeries.

3

Quantity or Units	Machine or Product	Model	Product Description
4	QUSDLT320	LVD Quantum SDLT 160/320GB *LVD
This tape device is not attachable to AS/400, iSeries.

4

ATTACHMENT S-3-1

DISASTER RECOVERY SERVICES – UNITED KINGDOM

Mainframe Platform

1.0                               INTRODUCTION

1.1                                 IBM will provide Mainframe Disaster Recovery Services in the United Kingdom for Equifax as described within this Attachment S-3-1.  This Attachment S-3-1 is intended to describe all aspects of the services to be provided and include the roles and responsibilities of both Equifax and IBM in planning, testing and supporting Disaster Recovery for the Systems and the applications.

1.2                                 IBM will be responsible for the provision of Disaster Recovery Services to Equifax based on the roles and responsibilities in Appendix S-3-1-1, the Disaster Recovery Responsibilities Matrix.

1.3                                 The Parties’ Disaster Recovery Services responsibilities shall include, but not be limited to, the following:

1.3.1.                     IBM and Equifax will discuss and agree on the readiness of the Equifax Disaster Recovery Plan which includes both System and Application Recovery procedures, and is owned and updated by IBM;

1.3.2.                     IBM will provide access to the Standby Production Services and the defined network infrastructure as agreed at the backup site;

1.3.3.                     IBM will design, implement system backup and recovery processes and procedures;

1.3.4.                     With the assistance of Equifax to the extent that Equifax are required to provide assistance as relates to DR Policy and Application Recovery, IBM will implement application and database backup and recovery processes;

1.3.5.                     It is the intent of both Parties that the * Applications Systems and target recovery times as identified in Appendix S-3-1-2 will be the goals of the jointly developed Disaster Recovery Plan, and both Parties agree to work together to achieve these targets;

1.3.6.                     The Parties will be jointly responsible for the initiation, support and execution of the testing and performance of the IBM Maintained Recovery Plan with the Parties respective roles being consistent with the roles set forth in this Attachment S-3-1;

1.3.7.                     In the event of a Disaster declaration, IBM and Equifax will jointly support the execution of the Restoration; and

1.3.8.                     The Service Levels defined in Schedule B will be subject to the Force Majeure clause in Section 17.3 of the Agreement.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-3-1-1

2.0                               DEFINITIONS

For the purposes of this Attachment S-3-1:

2.1                                 “Cold Site” means a fully constructed facility that provides all Hot-Site physical services and utilities necessary to support Equifax’s computer environment.  It does not have installed computer hardware or network equipment.

2.2                                 “* Application Systems” means the applications specified by Equifax to support Equifax * in the event of a Disaster.  The * Application Systems are set forth in Appendix S-3-1-2 hereto.

2.3                                 “* System Process” means any application process that is required to support the * Applications Systems.

2.4                                 “Disaster” means any unplanned interruption of information processing for Equifax, which * or Equifax to perform the Services and to operate the Critical Business Application Systems at the Data Center facility.

2.5                                 “Disaster Recovery” means the Restoration, at a location other than the Data Center, of Critical Business Application Systems, Critical System Processes and related Network connectivity following a declared Disaster.

2.6                                 “Disaster Recovery Plan” or “Plan” means the mutually agreed upon plan that is maintained by IBM for recovering Equifax’s * Application Systems necessary for continuation of the * processes of Equifax.

2.7                                 “Equifax Configuration” means the hardware, software and/or Data Network equipment requested by Equifax as part of the Standby Production Service.

2.8                                 “Hot-Site” means a fully equipped data center environment, which contains the IBM Configuration.

2.9                                 “IBM Configuration” means the hardware and software provided by IBM, as set forth in the Disaster Recovery Plan, designated for support of the * Application Systems during a declared Disaster.

2.10                           “Recovery Center” means the facility from which IBM provides Disaster Recovery Services.

2.11                           “Restoration” means the point in time at which the Critical Business Application Systems have all data files recovered, the System and Applications Software are reinstated after the declaration of a Disaster and is ready for the * Application Systems to begin processing as agreed to be sufficient to allow achievement of the Service Levels identified in Schedule B (Service Levels).

2.12                           “Recovery Times” means the Recovery Times for Critical Business Application Systems set forth in Appendix S-3-1-2 hereto, within which both IBM and Equifax will work together to achieve recovery of the Systems and the Applications Software - Equifax.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-3-1-2

2.13                           “Standby Production Service” means the Services requested by Equifax as required to support the Recovery of the Applications as described in the Resource Baselines for Standby Production Services and the roles and responsibilities defined in this Attachment S-3-1.

3.0                               DISASTER RECOVERY PLAN

3.1                                 The Disaster Recovery Plan will include, but will not be limited to, the following:

3.1.1.                     a brief description of the Critical Systems Process and functions;

3.1.2.                     a listing of the * Application Systems;

3.1.3.                     the agreed target recovery times for each * Application Systems;

3.1.4.                     the hardware equipment comprising the IBM Configuration used for Disaster Recovery;

3.1.5.                     IBM’s and Equifax’s recovery responsibilities;

3.1.6.                     copies of the System recovery plans and procedures;

3.1.7.                     copies of the Applications Software - Equifax recovery, which are incorporated into the IBM maintained plan;

3.1.8.                     escalation processes and critical staff list for both IBM and Equifax;

3.1.9.                     contact listings of Equifax and IBM key personnel on the recovery management team;

3.1.10.               identification of recovery teams;

3.1.11.               Disaster declaration process;

3.1.12.               names of those Equifax individuals who are authorized to declare a Disaster;

3.1.13.               backup processes and components;

3.1.14.               the schedule for the periodic * of Application Systems which is owned by IBM;

3.1.15.               the location and schedule for off-site storage of the * as provided by IBM;

3.1.16.               notification procedures;

3.1.17.               recovery information, procedures, schedules, etc.; and

3.1.18.               IBM procedures for maintaining the Disaster Recovery Plan.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-3-1-3

4.0                               IBM’S DISASTER RECOVERY PLAN RESPONSIBILITIES

4.1                                 As part of its Disaster Recovery responsibilities, IBM shall:

4.1.1.                     provide a representative who is knowledgeable in Disaster Recovery planning and the Disaster Recovery Plan (the “IBM Disaster Recovery Coordinator”) to serve as a single point of contact for Equifax’s Disaster Recovery related communications and activities.  The IBM Disaster Recovery Coordinator will be responsible for the development, maintenance, documentation and testing of the System Disaster Recovery Plan and the inclusion of the Equifax Application Disaster Recovery requirements in the IBM maintained Disaster Recovery Plan;

4.1.2.                     in cooperation with Equifax, review, and update if necessary, the Disaster Recovery Plan on an annual basis or as warranted by business and/or technical changes to ensure compatibility with Equifax’s and IBM’s overall Disaster Recovery strategies and related plans;

4.1.3.                     provide and support the Standby Production Service infrastructure as requested by Equifax;

4.1.4.                     provide the System backup and recovery plans as required to meet the agreed recovery requirements and timetable;

4.1.5.                     in cooperation with Equifax, test the Disaster Recovery Plan annually to ensure the Disaster Recovery Plan remains practicable and current;

4.1.6.                     provide as much time is as required for IBM to execute the Disaster Recovery Plan and provide Equifax with adequate time to validate the application functionality and provide Equifax with a detailed written status report within * following each Disaster Recovery test as well as recommendations and an action plan to correct any deficiencies;

4.1.7.                     provide System recovery * rotated to the off-site storage location;

4.1.8.                     provide overall project management in the event of a Disaster or scheduled test;

4.1.9.                     verify that problem resolution during tests is performed in a timely manner;

4.1.10.               ensure that adequate staff resources are available to support the Restoration of the System at all times;

4.1.11.               schedule at least * per year as required by the Disaster Recovery Plan, which shall be coordinated by IBM on a mutually agreed upon date and which shall be common for all services that are provided on a shared CPU environment;

4.1.12.               work with Equifax to review, and update if necessary, the * Application Systems lists on an ongoing basis and present the results to the IPT.  The IPT will resolve any financial implications that may result from such review and update;

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-3-1-4

4.1.13                  provide application and database recovery (based on the agreed policy) to the last backup cycle available from tapes rotated to the off-site storage location; and

4.1.14                  provide project management for recovery of the Applications in the event of a Disaster or scheduled test.

5.0                                 EQUIFAX’S DISASTER RECOVERY PLAN RESPONSIBILITIES

5.1                                 Equifax’s responsibilities:

5.1.1.                     Equifax will provide a representative who is knowledgeable in Disaster Recovery planning and the Disaster Recovery Plan (the “Equifax Disaster Recovery Coordinator”) to serve as a single point of contact for Equifax’s Disaster Recovery related communications and activities.  The Equifax Disaster Recovery Coordinator will be responsible for the development, maintenance, documentation and testing of the Application Disaster Recovery Plan;

5.1.2.                     in cooperation with IBM, review, and update if necessary, the Disaster Recovery Plan on an * or as warranted by business and/or technical changes to ensure compatibility with Equifax’s and IBM’s overall Disaster Recovery strategies and related plans;

5.1.3.                     ensure that the Standby Production Services Baselines are sufficient to meet the Disaster Recovery requirements of the Applications Software, in terms of the support of the recovery and in terms of the ability of the System to meet the agreed Service Levels as defined in Schedule B (Service Levels);

5.1.4.                     provide input to the Application backup and recovery plans as required to meet the agreed recovery requirements and timetable;

5.1.5.                     in cooperation with IBM, test the Disaster Recovery Plan annually to ensure the Plan remains practicable and current;

5.1.6.                     provide resources to support the testing of the Plan;

5.1.7.                     provide the IBM Disaster Recovery Coordinator with sufficient information to support the reporting of the Disaster Recovery test as well as recommendations and an action plan to correct any deficiencies;

5.1.8.                     provide project management for testing of the Applications in the event of a Disaster or scheduled test;

5.1.9.                     request additional test time if required to develop and test the Plan;

5.1.10.               ensure that adequate staff resources are available to support the Application Disaster Recovery at all times;

5.1.11.               provide the interface for auditing entities that require review of the Disaster Recovery Plan and/or test results;

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-3-1-5

5.1.12.               schedule at least * per year as provided in Section 4.1.11 of this Attachment S-3-1; and

5.1.13.               work with IBM to review and update if necessary, the * Application Systems lists on a * basis and present the results to the IPT.  The IPT will resolve any financial implications that may result from such review and update.

6.0                                 DATA CENTER DISASTER DECLARATION AND RECOVERY

6.1                                 The key responsibilities in the event of a Disaster are:

6.1.1.                     Equifax shall, with IBMs assistance, be responsible for declaring a Disaster.  The process to declare a Disaster and a list of the Equifax representatives authorized to declare such Disaster are specified in the Disaster Recovery Plan.  The list of representatives will be reviewed and updated, if necessary, on a quarterly basis.

6.1.2.                     In the event of a Disaster declaration, IBM will take immediate action to alert the Standby Production Services and grant Equifax access to those services for restoring all other hardware and software components that comprise the services as documented in the Plan.  In any and all events, IBM is obligated under this Attachment S-3-1 to restore all hardware and software components that comprise the services, as documented in the Plan, within * from the declaration of a Disaster, as described in Table 1 of Appendix S-3-1-2.

6.1.3.                     If the primary recovery center specified in the Disaster Recovery Plan is not available when a Disaster is declared, IBM will * to provide Disaster Recovery services at another IBM recovery center without additional charge.

6.1.4.                     IBM will undertake restoration of the * Application Systems as documented within the Plan.

6.1.5.                     The Parties will cooperate to achieve Restoration in accordance with Appendix S-3-1-2 hereto.

6.1.6.                     In the event of a Disaster declaration, IBM will restore the number of * and * provided to Equifax under this Attachment S-3-1 to the levels defined in the Disaster Recovery Plan and subject to changes to the levels set out in the Supplement to support the requirements of the production services as soon as practicable.

6.2                                 IBM’s Data Center Disaster Recovery responsibilities

IBM responsibilities for Disaster Recovery will include without limitation:

6.2.1.                     perform its Disaster Recovery responsibilities as set forth in this Attachment S-3-1 and the Disaster Recovery Plan;

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-3-1-6

6.2.2.                     retrieve and transport any required offsite stored media including data and software to the Recovery Center;

6.2.3.                     begin the recovery process for the System as specified in the Disaster Recovery Plan to support Equifax’s * Application Systems;

6.2.4.                     recover the Applications with the assistance of Equifax;

6.2.5.                     operate the * Application Systems on the IBM and Equifax Configurations at the Recovery Center;

6.2.6.                     provide adequate office space at the Recovery Center for technical support teams and Equifax application support teams to conduct recovery operations; and

6.2.7.                     provide and pay for:

a.                                       the interface for auditing entities that require review of the Disaster Recovery Plan and/or test results; and

b.                                      living expenses incurred by IBM personnel in the performance of the IBM Disaster Recovery responsibilities.

6.3                                 Equifax’s Data Center Disaster Recovery Responsibilities

In the event of a declared Disaster, Equifax will:

6.3.1.                     perform its Disaster Recovery responsibilities as set forth in this Attachment S-3-1 and the Disaster Recovery Plan;

6.3.2.                     assist with the Applications Software recovery and confirm that all restored Applications Software - Equifax are at a level that can support the Service;

6.3.3.                     ensuring that the Equifax * are informed of the situation and for all liaison external agencies;

6.3.4.                     assist with the restoration of the Applications Software - Equifax and reinstatement of the Equifax services to the *;

6.3.5.                     comply with Recovery Center procedures, including those for safety and security; and

6.3.6.                     pay all travel and living expenses incurred by Equifax personnel in the performance of Equifax’s Disaster Recovery responsibilities.

7.0                               DISASTER RECOVERY PLAN TEST FAILURE

7.1                                 If a failure occurs in the testing of the Disaster Recovery Plan and such failure results in the need for an additional test, all labor and offsite storage costs associated with the additional test will be borne by *.

7.2                                 The evaluation of whether a test was a failure will be jointly determined in accordance with the jointly developed success criteria developed by the IPT.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-3-1-7

8.0                               DATA CENTER RECOVERY FAILURE

8.1                                 In the event that IBM exceeds its committed recovery time for the IBM Configuration, * by greater than *, then, at Equifax’s sole discretion, the terms and conditions set forth in the Section 17.3 (Force Majeure) of the Agreement shall prevail.

9.0                               NEW DISASTER RECOVERY REQUIREMENTS

9.1                                 Additional services, functions or capacity beyond that specified in this Attachment S-3-1 as of the Commencement Date will be added at the request of Equifax subject to Section 10.1 (New Services) Schedule C (Charges).

9.2                                 Nothing stated in this Attachment S-3-1 shall be construed to modify or alter the Parties’ responsibilities with respect to the Services, the Systems Software, the Applications Software, or the Machines as specifically set forth elsewhere in the Agreement.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-3-1-8

APPENDIX S-3-1-1

Disaster Recovery – United Kingdom

Mainframe Platform

Responsibilities Matrix

R= Identify Requirements	A = Assist	X = Perform	P = Primary	S = Secondary

RESPONSIBILITY
DISASTER RECOVERY RESPONSIBILITIES MATRIX			IBM	Equifax
1.0	General
	A.	Develop requirements for Disaster Recovery	*
	B.	Provide, test and implement Applications Software - Equifax and dependent data recovery plans	*
	C.	Provide, test and implement System recovery plans	*
	D.	Provide overall Disaster Recovery project management	*
	E.	Provide Applications Software - Equifax recovery support and project management		*
	F.	Recovery of Systems and processes not covered in contract	*
	G.	Provide Applications Software - IBM recovery support and project management	*
2.0	Disaster Recovery Planning
	A.	Review the * Application Systems		*
	B.	Review * Applications	*
	C.	Update, if necessary, the * Application Systems list	*
	D.	Develop Disaster declaration processes and procedures	*
	E.	IPT will conduct * Plan reviews and updates	*
	F.	Provide required capacity plan for Standby Production Services	*
	G.	Plan for System recovery	*
	H.	Ensure required staff are available to support recovery processes	*
	I.	Provide escalation processes for the System	*
	J.	Provide escalation processes for the Applications Software - Equifax		*
	G.	Plan for recovery	*
3.0	Disaster Recovery Plan Management
	A.	Assign an IBM Disaster Recovery Coordinator to maintain the System Disaster Recovery Plan	*
	B.	Provide the capacity as agreed in the Standby Production Services	*
	C.	Define the resource requirements for recovery	*
	D.	Assign an Equifax Disaster Recovery Coordinator to assist with the Applications Software component of the DR Plan.		*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-3-1-1-1

4.0	Disaster Recovery Test
	A.	Develop * Disaster Recovery test plans	*
	B.	Provide overall coordination effort for the annual recovery test(s)	*
	C.	Approve test success criteria	*
	D.	Produce written status report of conducted test results within *	*
	E.	Review Disaster Recovery test results for Disaster Recovery Plan updates as appropriate	*
	F.	Responsible for travel expenses incurred by IBM staff to support the test	*
	G.	Responsible for travel expenses incurred by Equifax staff to support the test	*
5.0	Disaster Operations
	A.	Declaration of Disaster	*
	B.	Establish and conduct Recovery Coordination Center	*
	C.	Perform recovery of the Applications Software - Equifax and the required data as per the plan	*
	D.	Perform recovery of the System	*
	E.	Complete recovery as described in Appendix S-3-1-2.	*
	F.	Management and financial responsibility for providing the IBM Configuration	*
	G.	Payment of the IBM * Charge for the Services	*
	H.	Responsible for travel expenses incurred by IBM staff to support the recovery	*
	I.	Perform recovery of the Application Software – IBM	*
	J	Responsible for travel expenses incurred by Equifax staff to support the recovery	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-3-1-1-2

APPENDIX S-3-1-2

Disaster Recovery – United Kingdom

Mainframe Platform

* Application Systems Target Recovery Time Frames

1.                                       * Application Systems supported by the IBM Configuration listed in the Disaster Recovery Plan and the associated Disaster Recovery time frames are listed below and have been included as part of the Disaster Recovery Plan.

2.                                       The times for recovery are agreed targets that both IBM and Equifax will seek to achieve full recovery of the Services and Applications Software within.  The achievement of these targets is seen to be a joint responsibility in which IBM is responsible for the provision of the Services and the restoration of the Applications Software - Equifax. Equifax will test and verify the Applications Software – Equifax.

3.                                       In the event that a new or additional * Application System is added to the list below Equifax will have the responsibility for defining the Disaster Recovery requirements for such additional or new * Application System.

4.                                       The Parties shall perform a Disaster Recovery Test to the extent necessary, for such additional or new Critical Business Application System prior to production implementation.

Table 1.  Recovery of * Applications

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-3-1-2-1

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-3-1-2-2

*

Applications	Recovery Times

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-3-1-2-3

ATTACHMENT S-3-2

DISASTER RECOVERY SERVICES – UNITED KINGDOM

Network Service Tower

This Attachment S-3-2 provides for the Network Disaster Recovery Services that IBM will perform in the United Kingdom under the Agreement.

1.0                     INTRODUCTION

IBM will be responsible for the network portion of Disaster Recovery Services to Equifax based on the IBM and Equifax Configurations (as described below) identified in the Network Disaster Recovery Plan.  The Disaster Recovery scope covers the Equifax Network Service Tower as of the Commencement Date.

It is IBM’s intent to provide Disaster Recovery Services for connectivity to the * under the Agreement at a level of performance which will allow Equifax to restore and continue those covered functions which are vital to the continuation of Equifax’s business operations during a declared Disaster.

IBM will * to meet Service Levels during a Disaster declaration.

2.0                     DEFINITIONS

For the purposes of this Attachment S-3-2:

a.               “Cold Site” means a fully constructed facility that provides all Hot Site physical services and utilities necessary to support Equifax’s environment.  A Cold Site does not have installed network equipment.

b.              “*” means the * specified by Equifax under this Attachment S-3-2 as requiring * to the Disaster Recovery Center in the event of a Disaster.  The * list is set forth in the Disaster Recovery Plan.

c.               “Disaster” means any unplanned interruption of information processing for Equifax, due to causes beyond the control of Equifax or IBM, which * to provide * communication to and for * including transmitting data to operations centers.  Examples are, but not limited to:

1.               loss of the building to fire;

2.               loss of power to the facility due to tornado damage; and

3.               inability to access the facility due to a chemical spill, etc.

d.              “Disaster Recovery” means the restoration, at a location other than the primary Equifax site, of connectivity to the * following a declared Disaster and their subsequent connectivity restoration at the repaired/restored original (or new alternative) Equifax site.

e.               “Network Disaster Recovery Plan(s)” means the mutually agreed upon plan(s) for recovering Equifax’s * in the United Kingdom receiving services under  this Attachment S-3-2 in order to ensure continuation of the vital business processes of Equifax.

f.                 “Equifax Agents” means, for the purposes of this Attachment S-3-2, other organizations with whom Equifax has contractual relationships with regard to Disaster Recovery Services.

g.              “Equifax Configuration” means the Data Network equipment provided by Equifax to the Recovery Center for support of the * during a declared Disaster, as of the date the Disaster is declared.  The Equifax Configuration is set forth in the Network Disaster Recovery Plan.

h.              “Equifax Disaster Recovery Coordinator” shall have the meaning set forth in Section 3.0.e herein.

i.                  “IBM Configuration” means the Data Network equipment provided by IBM,  to the Recovery Center for support of the * during a declared Disaster as of the date the Disaster is declared.  Such IBM Configuration is set forth in the Disaster Recovery Plan.

k.               “IBM Disaster Recovery Coordinator” shall have the meaning set forth in Section 3.0.d.1 herein.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-3-2-4

l.                  “Disaster Recovery Center” means the facility from which IBM provides Disaster Recovery Services.

3.0                               NETWORK DISASTER RECOVERY PLAN

a.               The Network Disaster Recovery Plan is to be jointly developed by IBM and Equifax UK as a Project for implementation.  IBM will undertake Disaster Recovery “As  Exists” and as modified for the applicable projects implemented under Schedule N (Projects) to the Agreement until the completion of Transition Period and  through the date of implementation of the Disaster Recovery Plan to be developed in accordance with this Attachment 3-2-2.

b.              The Equifax site-specific Network Disaster Recovery Plan(s) will include, but not be limited to, the following:

1.               a brief description of the critical services and functions, including a listing of the *;

2.               the agreed upon recovery times and network capacity for each *;

3.               the network equipment and software comprising the Equifax Agent or IBM Configuration used to provide Disaster Recovery Services for the Equifax Network;

4.               the network equipment comprising the Equifax Configuration used to provide Disaster Recovery Services;

5.               a description of IBM’s and Equifax’s and Equifax’s Agents’, if any, recovery responsibilities;

6.               contact listings of Equifax, Equifax Agents and IBM key personnel on the recovery management team;

7.               identification of recovery teams;

8.               Disaster declaration process;

9.               names of those individuals who are authorized by each Party to declare a Disaster;

10.         backup process and components;

11.         notification procedures;

12.         recovery information, procedures, schedules, etc.; and

13.         procedures for maintaining the Network Disaster Recovery Plan.

c.               The network will provide an enabling framework for either * or to act as a Disaster Recovery Center.

d.              IBM Responsibilities

IBM will:

1.               provide a representative who is knowledgeable in Disaster Recovery planning and the Network Disaster Recovery Plan (the “IBM Disaster Recovery Coordinator”) to serve as a single point of contact for all communications and activities related to the Disaster Recovery Services provided by IBM hereunder.  The IBM Disaster Recovery Coordinator will be responsible for the development, maintenance, documentation and testing of the Network Disaster Recovery Plan(s) and will ensure that the Network Recovery Plan(s) is/are stored in an off-site location;

2.               in cooperation with the IPT, review and update if necessary, the Network Disaster Recovery Plan(s) on an annual basis or as warranted by business and/or technical changes to ensure compatibility with Equifax’s and IBM’s overall Disaster Recovery strategies and related plans;

3.               in cooperation with Equifax, test the Network Disaster Recovery Plan(s) annually to ensure the Network Disaster Recovery Plan(s) remains practicable and current;

4.               provide Equifax with a detailed written status report within * following each Disaster Recovery test as well as recommendations and an action plan to correct any deficiencies;

5.               provide overall project management in the event of a Disaster or scheduled test;

6.               verify that problem resolution during tests is performed in a timely manner;

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-3-2-5

7.               schedule tests at dates and times acceptable to both Equifax, Equifax Agents and IBM;

8.               work with Equifax to review and update if necessary, the * list on a * basis and present the results to the IPT.  The IPT will resolve any financial implications that may result from such review and update;

9.               provide the network portion of Disaster Recovery Services to Equifax based on the IBM and Equifax configurations identified in the Network Disaster Recovery Plan.

e.               Equifax Responsibilities

Equifax will provide a representative who is knowledgeable in Disaster Recovery planning and the Network Disaster Recovery Plan (the “Equifax Disaster Recovery Coordinator”) to serve as a single point of contact for Equifax and who will:

1.               act as the primary interface to IBM’s Disaster Recovery Coordinator;

2.               be available on a continuous basis in the event a Disaster is declared;

3.               assist IBM in the development of the Network Disaster Recovery Plan;

4.               in cooperation with IBM, test the Network Disaster Recovery Plan;

5.               provide the IBM Disaster Recovery Coordinator with Equifax’s updates to the Network Disaster Recovery Plan to ensure the Network Disaster Recovery Plan remains current;

6.               work with the IPT to review the * lists under this Attachment S-3-2 on a * basis;

7.               approve test success criteria before each test; and

8.               coordinate the development of a Network Disaster Recovery Plan for Equifax to cover those items for which Equifax has responsibility.

4.0                     DATA NETWORK RECOVERY

a.               During the Data Network conversion, the Data Network recovery plan will provide for connectivity after a Disaster is declared to the * identified under in the Network Disaster Recovery Plan.

b.              After the Data Network conversion plan is completed, the Data Network portion of the Network Disaster Recovery Plan will provide for connectivity and restoration of Services to all * implemented on the IBM managed Equifax Network.

c.               Recovery of Equifax * listed in the Network Disaster Recovery Plan(s) and other * will be managed according to this Attachment S-3-2.

d.              IBM Responsibilities

In the event of a declared Disaster, IBM will:

1.               begin the restoration of connectivity to Equifax’s * within * after Disaster declaration based on the IBM Configuration and Equifax Configuration resources specified in the Network Disaster Recovery Plan to support Equifax’s *;

2.               complete the restoration of connectivity to Equifax’s * according to the requirements contained in this Attachment S-3-2.

3.               pay all travel and living expenses incurred by IBM personnel in the performance of IBM’s Network Disaster Recovery responsibilities.

e.               Equifax Responsibilities

In the event of a declared Disaster, Equifax will:

1.               perform its disaster recovery responsibilities as set forth in this Attachment S-3-2;

2.               have financial responsibility for providing the Equifax Configuration to the Recovery Center, the Cold Site facility and the subsequent permanent facility;

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-3-2-1-6

3.               pay all travel and living expenses incurred by Equifax personnel in the performance of Equifax’s Disaster Recovery responsibilities; and

4.               be responsible for all Authorized User recovery services, including any costs associated with connectivity and support..

5.0                               NETWORK DISASTER RECOVERY PLAN TEST FAILURE

If a failure occurs in the testing of the Network Disaster Recovery Plan and such failure results in the need for an additional test, all costs associated with the additional test will be borne by the Party responsible for the failure.

6.0                     DATA NETWORK RECOVERY FAILURE

In the event that IBM exceeds its committed recovery time at the primary Recovery Center by greater than * then, at Equifax’s sole discretion, the terms and conditions set forth in Section 3.3 of the Agreement shall prevail.

7.0                     RESOURCES AND GROWTH

The resources for Disaster Recovery Services are the capacities of the IBM and Equifax Configurations listed in this Attachment S-3-2 and the Network Disaster Recovery Plan.

8.0                     NEW SERVICES

Additional services, functions or capacity beyond that specified in this Attachment S-3-2 will be added at the request of Equifax subject to the New Services Section of Schedule C (Charges).

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-3-2-7

APPENDIX S-3-2-1

Responsibilities Matrix

Responsibility
Disaster Recovery Responsibilities Matrix	IBM	Equifax
General
Develop requirements for Equifax Network Disaster Recovery		*
Provide Equifax Network Disaster Recovery project management	*
Recovery of systems and processes not covered in Attachment S-3-2		*
Provide Business Resumption Services to continue Equifax operations		*
Disaster Recovery Planning
Review the * list annually and present the results to the IPT	*
Update, if necessary, the * list annually	*
Develop Disaster declaration processes and procedures	*
IPT will conduct annual Network Disaster Recovery Plan reviews and updates	*
Disaster Recovery Plan Management
Assign an IBM Disaster Recovery Coordinator to maintain the Network Disaster Recovery Plan	*
Provide for the recovery of the Equifax * at the time of a Disaster as defined in Attachment S-3-2	*
Assign an Equifax Disaster Recovery Coordinator and maintain plans for non-covered systems and processes		*
Disaster Recovery Test98
Develop annual Network Disaster Recovery Plan test	*
Assist in development of annual Network Disaster Recovery Plan		*
Provide overall coordination effort for the annual Equifax Network recovery test	*
Approve test success criteria		*
Produce written status report of test results within * after each disaster recovery test	*
Review Equifax Network disaster recovery test results for plan updates as appropriate	*
Responsible for travel expenses associated with the annual Equifax Network disaster recovery test (travel and expense supplies for IBM employees).	*
Responsible for travel expenses associated with the annual Equifax Network disaster recovery test (travel and expense supplies for Equifax employees)		*
Disaster Operations
Declaration of Disaster	As set forth in the Disaster Recovery Plan
Alert Recovery Center of Disaster situation
Begin recovery of the connectivity to the * at the assigned Recovery Center within * after the declaration of a Disaster	*
Complete recovery of the connectivity to the * at the assigned Recovery Center according to Attachment S-3-2	*
In the event of an extended Disaster, develop and implement a plan during the following the Disaster declaration, to move network connectivity to the Cold Site facility	*

In the event of an extended Disaster, assist IBM in the development and implementation of a plan, during the * following the Disaster declaration, to move network connectivity to the Cold Site facility

*
During the occupation of the Cold Site facility, develop and implement a plan to move network connectivity to the permanent facility	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-3-2-1-1

Responsibility
Disaster Recovery Responsibilities Matrix	IBM	Equifax
During the occupation of the Cold Site facility, assist IBM in the development and implementation of a plan to move network connectivity to the permanent facility		*

Management and financial responsibility for providing the Equifax and Equifax Agent configuration to the Recovery Center, the Cold Site facility and subsequent permanent facility according to Attachment S-3-2

*
Management and financial responsibility for providing the IBM configuration to the Recovery Center, the Cold Site facility and subsequent permanent facility according to Attachment S-3-2	*
Responsible for travel expenses associated with provision of Disaster Recovery Services for IBM employees during the Disaster	*
Responsible for travel expenses for Equifax employees associated with Equifax’s responsibilities for Disaster Recovery		*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-3-2-1-2

ATTACHMENT S-3-3

DISASTER RECOVERY SERVICES – UNITED KINGDOM

Midrange Platform

Subject to availability and capacity, IBM will provide and support the critical business applications listed below in the event of an outage or other service interruption in a manner similar to the responsibilities held by Equifax prior to the Commencement Date (e.g., receive weekly shipments of tapes from Equifax UK).  In the event of an outage or service interruption, IBM will use Commercially Reasonable Efforts to meet the recovery times listed below.  IBM will use in-scope resources in the United States in order to provide failover ability for such applications.

* Applications	Recovery Times
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-3-3-3

ATTACHMENT S-4-1

SUMMARY DOCUMENT

Contract Document	Application	Monthly Charge
Objective Rapid Recovery Statement of Work (Attachment S-4-4) and Rapid Recovery Solution for Equifax Inc. (Attachment S-4-5)

*Recovery Time Objective		*
*
S51814/8E01814-51	*
CFTBSYJ/7M74006-5	*
CFTBSQJ	*
CFTBGMJ	*
CFTY0HJ	*
CFTKDWK	*
CFTKDXK/7X82602-3	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-4

Contract Document	Application	Monthly Charge
CFTKDYK	*
CFTKD1K	*
CFTBSXJ	*
CFTKD2K/7X82606-3	*
CFTKD3K/7X82607-3	*
CFTY0JJ/7X64009-4	*
CFTY2CJ/7X64901-5	*
CFT9DJJ	*
Network
CFTY2MJ/7X64902-6	*

Business Continuity Program Management
Business Continuity Program Management Statement of Work		*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-5

ATTACHMENT S-4-2

STATEMENT OF WORK FOR BUSINESS CONTINUITY PROGRAM MANAGEMENT

1.0	Statement of Work
2.0	General Assumptions
3.0	IBM Responsibilities
3.1	Project Management
3.2	Disaster Recovery Services Transition Plan
3.3	Business Continuity Program Management Assistance
4.0	Equifax Responsibilities
4.1	Equifax Project Manager
4.2	Office Space and Other Facilities
4.3	Other Terms and Conditions
5.0	Estimated Schedule
6.0	Deliverable Materials
7.0	Completion Criteria
8.0	Charges
9.0	Project Change Control Procedures
10.0	Deliverable Guidelines
10.1	Status Report
10.2	Disaster Recovery Services Transition Plan
11.0	Termination for Convenience

S-4-2-1

1.0                     Statement of Work

a.               This Statement of Work (the “SOW”) defines the scope of work to be accomplished by IBM under the terms and conditions of the Agreement. The tasks to be performed by IBM are defined and an estimated schedule is provided.  In addition, the responsibilities of Equifax are listed.

b.              The SOW includes the following subsections:

1.               General assumptions

2.               IBM responsibilities

3.               Equifax responsibilities

4.               Estimated schedule

5.               Deliverable materials

6.               Completion criteria

7.               Charges

c.               Changes to this SOW will be processed in accordance with the procedure described in Section 9.0, (Project Change Control Procedures) herein.  The implementation of changes may result in modifications to the estimated schedule, charges, or other terms of this SOW.

2.0                     General Assumptions

a.               This SOW is based on the following assumptions:

1.               This SOW addresses only *

2.               This SOW addresses the environment identified in Section 4.07 of Exhibit S-4.

3.               Some billable IBM activities on this project may be performed on IBM premises.

4.               An IBM subcontractor may perform some of the services.

5.               Charges are based upon continuous performance according to the project schedule in the Project Workplan (as defined herein).  If there is a material delay or break in performance *, their agents, vendors, subcontractors, or suppliers, and IBM can demonstrate that the material delay caused delays or break in performance in the Project Workplan then: (i) IBM and Equifax shall meet to determine, by mutual agreement, if the delay can be made up during the remainder of the Project Workplan and if the Parties agree and * is realized by IBM, if any, * authorized in advance and the Project Workplan will be modified in accordance with the Change Authorization process, or (ii)  if the material delay cannot be made up as stated in (i) above, the Parties will agree to modify this SOW, including the Project Workplan, through use of the Project Change Control Procedures, or (iii) if the Parties do not reach mutual agreement and IBM can demonstrate that the material delay caused material delays or impact on IBM’s ability to perform its responsibilities under this SOW, * and this SOW shall be terminated, and Equifax shall not be liable for any future payments.

b.              If any assumptions change or become invalid, the charges, estimated schedule and other terms and conditions may change through the invocation of the “Project Change Control Procedures” set forth in Section 9.0).

3.0                     IBM Responsibilities

The specific services to be provided under this SOW are described in this section.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-2-2

3.1                       Project Management

a.               Description: To assign an individual (“IBM Continuity Project Manager”) to provide direction and control of IBM project personnel, and to establish a framework for project communications, reporting, procedural and contractual activity.

1.               The sub tasks are:

(a)          Maintain project communications through the Equifax Project Manager.

(b)         Establish documentation and procedural standards for the development of this project.

(c)          Conduct project status meetings.

(d)         Prepare and submit Status Reports weekly.

(e)          Review and administer Project Change Control with the Equifax Project Manager.

b.              Completion Criteria:  This task is complete when the other tasks identified under IBM Responsibilities have been completed, according to their completion criteria, or IBM has met the criteria defined in the Completion Criteria section of this SOW and the final Status Report has been delivered to the Equifax Project Manager.  At this time, Equifax will have * to accept and sign off on a deliverable or IBM will assume acceptance.

c.               Deliverables:

Description	Deliverable Due Date
Status Report	* for the duration of the SOW

3.2                       Disaster Recovery Services Transition Plan

IBM and Equifax have developed a detailed Disaster Recovery Services Transition Plan and identified key members of IBM and Equifax to participate in each phase of the project.  The Disaster Recovery Services Transition Plan includes a description of the transition process tasks including the following:

a.               Task ownership

b.              Task start and end dates/milestones

c.               Service implementation

d.              Infrastructure support

e.               Operational support and readiness

f.                 Acquisitions

g.              Hardware and software installation and design solution

h.              A recovery exercise/acceptance testing

i.                  Business function coordination

3.3                       Business Continuity Program Management Assistance

a.               Description: Provide assistance in the direction and coordination of the implementation of Project Workplan and Disaster Recovery Services Transition Plan, by utilizing an IBM consultant who will act as the IBM Continuity Project Manager.

The sub tasks are:

1.               The IBM Continuity Project Manager along with additional IBM subject matter experts, as required, will lead the design, development and implementation of the new recovery

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-2-3

solution at Equifax, including assisting in the acceptance testing required under the Disaster Recovery Services Transition Plan.

2.               The IBM Continuity Project Manager will facilitate the development and implementation of new testing methodologies to validate the solution and the recovery objectives. Testing methodologies will be developed that will increase in sophistication to integrate the business units into the process thereby demonstrating the highest level of integrated business continuity for Equifax.

3.               The IBM Continuity Project Manager will facilitate the development and implementation by IBM, subject to Equifax review and acceptance, of the proper processes and procedures for the solution to reach a steady state and ensure it remains in synch with critical business processes over the years.  These processes will take form in disciplines such as change management, capacity planning, problem management and through a disciplined interaction with existing and future critical business functions.

4.               The IBM Continuity Project Manager will facilitate * continuity and recovery reviews that will entail reporting of capabilities and measurements against critical success factors in support of executive management, auditing and Equifax vendor relations.

5.               The IBM Continuity Project Manager will project manage the Project Workplan and the Disaster Recovery Services Transition Plan.

b.              Completion Criteria: This task will be considered complete per Section 7.0 (Completion Criteria).

Deliverables: None

c.               Assumptions:

This task is based on the following assumptions, in addition to those listed in Section 2.0 (General Assumptions) of this SOW:

1.               Participation from IBM and Equifax Information Technology (IT) resources as well as associated departments management or team leads will be required to establish an understanding of the required contingency planning need organizational responsibilities.

2.               Direction and involvement from IBM and Equifax resources will be essential to ensure the success of Equifax’s business recovery objectives, initiatives, and corporate responsibilities.

4.0                     Equifax Responsibilities

The responsibilities listed in this section and those listed in Section 3.0 - (IBM Responsibilities) are in addition to those responsibilities specified in Exhibit S-4 and are to be provided by Equifax at no charge to IBM.  IBM’s performance is predicated upon the following responsibilities being fulfilled by Equifax.

An Executive Sponsor will be identified who will be responsible to approve results and, if required, to make “tie breaker” decisions when consensus cannot be reached among Equifax staff.

4.1                       Equifax Project Manager

Prior to the start of this SOW under Exhibit S-4, Equifax will designate a person, called the “Equifax Project Manager”, to whom IBM communications will be addressed and who has the authority to act for Equifax in all aspects of the contract with the exception of contractual endorsements.

The Equifax Project Manager’s responsibilities include:

a.               Serve as the interface between IBM and all Equifax departments, organizations and sites participating in this project.

b.              With the IBM Continuity Project Manager, administer Project Change Control.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-2-4

c.               Ensure the Executive Sponsor is available during the orientation and review sessions.

d.              Attend project status meetings.

e.               Report status to the Executive Sponsor.

f.                 Obtain and provide information, data, decisions and approvals, within * working days of IBM’s request, unless both IBM and Equifax agree to an extended response time.  IBM may require the following documentation/information for the systems/functions covered by this SOW.  The Party responsible for providing the documentation/information for either the mainframe, midrange or network environment is shown in the associated columns.  (E = Equifax, I = IBM, I/E = joint Equifax and IBM responsibility)

ENVIRONMENT
TASK	Mainframe	Midrange	Network
Mission and Objectives Statement		*
Current Organization Charts		*
Corporate/Business Function		*
Management Information Systems / Information Technology		*
List of key vendors and/or service providers		*
A prioritized list of Equifax Corporation critical business functions, applications and resources		*
Documented assumptions from an internally-conducted Business Impact Analysis:		*
Estimated costs of specific outage intervals		*
Financial, tangible and intangible impacts of specific outage intervals		*
Critical supporting resources (facilities, systems, applications and vital records)		*
Recovery Time Objective (RTO)		*
Recovery Point Objective (RPO)		*
Prioritized sequence of recovery tasks		*
Service Level Performance:		*
Total System		*
Response Time Requirements		*
Up-time Objectives		*
Hours of System/LAN availability		*
Copy of current Continuity Procedures, including:		*
Backup and Recovery for systems, databases and applications		*
User relocation and/or continuity		*
Tape Management		*
Job Scheduling		*
Off-site Storage		*
Operations		*
Data Center Security		*
Data Center Emergency		*
Building/Office Emergency		*
Problem and Change Management Procedures		*
Alternate processing/hot-site agreements		*
Data Center Layout		*
Configuration Documentation		*
Network/Data Communications		*
Voice Communications		*
Network Topology diagram		*
System diagram		*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-2-5

ENVIRONMENT
TASK	Mainframe	Midrange	Network
DASD and Tape Inventory		*
Software Identification and Version		*
System software		*
Network software		*
Security software		*
Database software		*
Application software		*
Inventory Lists		*
Insurance Coverage for		*
Business Interruption		*
Earthquake		*
Fire		*
Liability		*
Documentation required for a Facilities Risk Assessment:		*
Facility, electrical and mechanical line-drawings		*
Physical network diagrams, computer room power profile information		*
Prior study or site analysis information, if available		*
Disaster Notification Plans and Business Continuity Plans, if available		*

g.              Identify members of Equifax to participate in each phase of this project and assign them to reserve the required amount of time.

h.              Schedule facilities and personnel for IBM interviews and meetings, as required.

i.                  Help resolve project issues and escalate issues within the Equifax organization, as necessary.

4.2                       Office Space and Other Facilities

a.               Provide machine time, related services, and supplies for project planning, tracking, documentation, and reporting activities.

b.              Provide security clearance and building access for IBM project personnel.  Most of the work involved in this project will be performed during normal working hours (* to *).  However, on some occasions, Equifax may need to provide access to facilities outside of these hours.

4.3                       Other Terms and Conditions

a.               Equifax is solely responsible for the actual content of any data file, selection and implementation of controls on its access and use, and security of the stored data, only to the extent such responsibilities are not part of IBM’s responsibilities under the Agreement or Exhibit S-4.

b.              Equifax will identify and make the interpretation of any applicable Federal, state and local laws, regulations and statutes and ensure that deliverables of the project meet those requirements.

5.0                     Estimated Schedule

Estimated Start Date = *

Estimated End Date  = *

The Parties agree to make reasonable efforts to carry out the respective responsibilities according to the Project Workplan developed by the Parties during the Project Initiation phase of this SOW.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-2-6

The estimated duration of each phase of this engagement is listed below.  Completion dates for the IBM deliverables described in this SOW are dependent upon availability of Equifax personnel to attend scheduled workshops and/or interviews and to provide requested information.

Engagement Phase	Estimated Duration
Business Continuity Program Management Assistance	*

6.0                     Deliverable Materials

The following items will be delivered to Equifax under this SOW, and will be governed by Section 10 of the Agreement.

a.               Status Report

b.              Disaster Recovery Services Transition Plan

7.0                     Completion Criteria

Fixed-Price SOW

IBM shall have fulfilled its obligations under this SOW when any of the following first occurs:

a.               IBM accomplishes the IBM tasks described under IBM Responsibilities, including delivery of Materials defined in Section 10.0 (Deliverable Guidelines) and the Configuration (as defined in Schedule S) has been completely migrated in accordance with the requirements of the Disaster Recovery Services Transition Plan and successfully tested, in accordance with mutually agreed upon success criteria and exercise objectives; or

b.              Equifax notifies IBM, in writing, that further services are not required; or

c.               Equifax or IBM terminates this SOW in accordance with the provisions of the Agreement

8.0                     Charges

Fixed-Price SOW

Based on the above tasks and assumptions, IBM will provide the above services at a * which will be invoiced in equal amounts of *, in arrears.

The IBM Continuity Project Manager is committed as full time for the duration of this SOW.

Applicable federal, state and local taxes are not included in these charges.

Section 6.4 of Schedule C (Charges) notwithstanding, *, as incurred under this Attachment S-4-2 will not * without the Equifax Project Manager’s prior written approval.

Upon termination of this SOW by Equifax in accordance with Section 11.0 prior to IBM completion of the tasks required herein, * period covered in the last invoice by IBM to the *, a * of *

9.0                     Project Change Control Procedures

When the Parties agree to a change in this SOW, a written description of the agreed change (called a “Change Authorization”) will be prepared, which both Parties must sign.  The Change Authorization will describe the change, the rationale for the change, and specify any change in the charges, estimated schedule, or other terms.  Depending on the extent and complexity of the requested changes, * When necessary in order to * will provide a * and begin the analysis on written authorization by the Equifax Project Manager. The terms of a mutually agreed

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

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upon Change Authorization will prevail over those of this SOW or any previous Change Authorization.

10.0              Deliverable Guidelines

10.1                 Status Report

a.               Purpose:  IBM will provide “Status Reports” during the project to describe the activities that took place during that period. Significant accomplishments, milestones, and problems will be described.

b.              Delivery:  One hard copy will be delivered * to the Equifax Project Manager within * following the reporting period.

c.               Content:  The report will consist of the following, as appropriate:

1.               Activities performed during the reporting period

2.               Activities planned for the next reporting period

3.               Major milestones and target dates planned for the remainder of the project

4.               Project change control activity

5.               Problems, concerns, and recommendations

10.2                 Disaster Recovery Services Transition Plan

The requirements of the Disaster Recovery Services Transition Plan are outlined in Exhibit S-4-.

11.0              Termination for Convenience

Equifax may terminate this SOW for convenience upon notice to IBM. * any at the * provided in Section *.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-2-8

ATTACHMENT S-4-3

STATEMENT OF WORK RESPONSIBILITIES ATTACHMENT

1.0       [Reserved]

2.0       Introduction

IBM will be responsible for the provision of Disaster Recovery Services to Equifax as outlined herein, based on the Configurations identified in Attachment S-4-5 and the Supplements and included in the Disaster Recovery Plan (as defined herein). The Configuration is provided in Exhibit S-4 and will be incorporated into the Disaster Recovery Plan. There is one Disaster Recovery Plan for the * and * Environments.

IBM shall provide Disaster Recovery Services for the * Applications and * Applications and the * Environment as described herein and in the other Attachments to Exhibit S-4 at a level of performance described herein, which will allow Equifax to restore and continue those covered functions during a declared Outage Emergency.

For * recovery, during the term of Exhibit S-4, IBM is responsible for the provision of the Configurations identified in Attachment S-4-5 and the Supplements and the support and services described herein to restore, maintain and operate Equifax’s * Environment.

For * recovery, during the term of Exhibit S-4, IBM is responsible for the provision of the Configurations identified in Attachment S-4-5 and the Supplements and the support and services described herein to restore, maintain and operate Equifax’s * Environment.  .

For * recovery, during the term of Exhibit S-4, IBM is responsible for the provision of the Configuration identified in Attachment S-4-5 and the Supplement and the support and services described herein necessary to restore and operate the * Environment required for the continuation of Equifax’s business operations in conjunction with restoration of the mainframe Environment and the * Environment, including the restoration of Equifax customer connectivity as identified in the Supplements, Attachment S-4-5 and in Exhibit S-4 .

Using Configurations in the Supplements, Attachment S-4-5 and the Disaster Recovery Services described herein and in Exhibit S-4, IBM will satisfy Section 4.19 Service Levels of Exhibit S-4, and will * meet all other Service Levels contained in Schedule B (Service Levels) during a declared Outage Emergency.

3.0       [Reserved]

4.0       Disaster Recovery Plan

4.1         The Disaster Recovery Plan will include, but not be limited to, the following:

a.               a brief description of the critical services and functions, including a listing of the * Applications and * Applications and the Configuration;

b.              the agreed upon recovery objectives for each * and * Application and *;

c.               a description of IBM’s and Equifax’s recovery responsibilities;

d.              contact listings of Equifax and IBM key personnel on the recovery management team;

e.               identification of recovery teams;

f.                 Outage Emergency declare process, including the process for declaring an Outage Emergency that requires an Island Recovery;

g.              names of those individuals who are authorized by each Party to declare an Outage Emergency;

h.              backup process and components;

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-3-1

i.                  the schedule for the periodic * of * Applications;

j.                  the location and schedule for off-site storage of the * ;

k.               notification procedures;

l.                  recovery information, detailed procedures, schedules, etc.;

m.            procedures for maintaining the Disaster Recovery Plan;

n.              a complete description of the Configuration;

o.              the * Plan, as defined in Exhibit S-4; and

p.         processes and procedures necessary for change management, capacity planning, testing and acceptance criteria, and plan maintenance.

4.2       Disaster Recovery Exercise

The Disaster Recovery Services includes the provision of time and services to exercise the Disaster Recovery Plan, (“Recovery Exercise”, “Exercise”).  For each Recovery Exercise, IBM makes the Configuration available in contiguous * blocks, scheduled as the Parties mutually agree.

A total of * are provided annually at the Recovery Site to perform Recovery Exercises.  Of this time, up to * can be used for any combination of Tier 1 and Tier 2 applications, in no more than * separate Recovery Exercises per year.  Additionally, up to * can be used to perform * Recovery Exercises, in no more than * .

Any * in support of any Exercises beyond the * in the annual Recovery Exercise Allowance will be * .

* Exercises may be announced or unannounced.  However, the Parties agree that Equifax will * ” Exercise prior * .

Equifax agrees IBM may reschedule an Equifax Exercise to serve another customer who has declared an Outage Emergency.  If Equifax requests additional hours or additional Exercises, beyond it’s annual Recovery Exercise Allowance, IBM will * that is specified in the Supplement.

4.3         IBM Responsibilities

IBM will:

a.               provide a representative who is knowledgeable in Disaster Recovery planning and the Disaster Recovery Plan (the “IBM Disaster Recovery Coordinator”) to serve as a single point of contact for Equifax’s Outage Emergency related communications and activities.  The IBM Disaster Recovery Coordinator will be responsible for the development, maintenance, documentation and testing of the Disaster Recovery Plan and will ensure that the Plan is stored in an off-site location;

b.              designate a representative who will be IBM’s focal point for all communications and will have the authority to act on IBM’s behalf in matters regarding the Rapid Recovery Services (the “Rapid Recovery Coordinator”);

c.               in cooperation with the IPT, review, maintain and update if necessary, the Disaster Recovery Plan on no less than a * basis, or as reasonably warranted by business and/or technical changes to ensure compatibility with Equifax’s and IBM’s overall Outage Emergency strategies and related plans;

d.              in cooperation with Equifax, exercise the Disaster Recovery Plan to ensure the Disaster Recovery Plan remains practicable and current;

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-3-2

e.               jointly exercise, during scheduled Exercises, the Disaster Recovery Plan as mutually agreed and in accordance with the Attachments and Exhibit S-4.  IBM will provide Equifax with a detailed written status report within * following each Exercise, which report shall include recommendations and an action plan to correct any deficiencies;

f.                 provide overall project management during a scheduled Exercise;

g.              verify that problem resolution during Exercises is performed in a timely manner and in conjunction with Equifax.  More in depth root cause analyses will be performed, if and where appropriate, and discussed with Equifax subsequent to the tests.  Resolutions and/or corrective actions will be delivered to Equifax within * of the completion of the Exercise;

h.              remove Equifax data and software from the * Configuration following an Exercise involving the * Environment, unless otherwise specified in Exhibit S-4;

i.                  be responsible for the management and configuration of * during an Exercise;

j.                  schedule Exercises, including “surprise” * Exercises in accordance with Section 4.2 above, at dates and times acceptable to both Equifax and IBM.  IBM agrees to cooperate with Equifax’s reasonable requests, provided by Equifax to IBM with at least * notice, to enable Equifax to schedule a “surprise” Exercise as a dry run for Equifax’s staff for an actual Outage Emergency response; and

k.               work with Equifax to review and update if necessary, the * Applications and * Applications lists and network coverage on a * basis and present the results to the IPT.  The IPT will resolve any * implications that may result from such review and update.

4.4         Equifax Responsibilities

Equifax will provide a representative who is knowledgeable in Disaster Recovery planning and the Disaster Recovery Plan (the “Equifax Disaster Recovery Coordinator”) to serve as a single point of contact for Equifax and who will:

a.               act as the primary interface to IBM’s Disaster Recovery Coordinator;

b.              be available on a continuous basis in the event an Outage Emergency is Declared;

c.               assist IBM in the development of the Disaster Recovery Plan;

d.              in cooperation with IBM, Exercise the Disaster Recovery Plan;

e.               provide the IBM Disaster Recovery Coordinator with Equifax’s updates to the Disaster Recovery Plan to ensure the Disaster Recovery Plan remains current;

f.                 work with IBM to review the * Applications and * Applications lists and * coverage on a * basis; approve Exercise success criteria before each Exercise;

g.              coordinate the development of a Disaster Recovery Plan for Equifax to cover those items for which Equifax has a responsibility;

h.              in cooperation with the IPT, review and update if necessary, the Disaster Recovery Plan on no less than a * basis. or as warranted by business and/or technical changes to ensure compatibility with Equifax’s and IBM’s overall Outage Emergency strategies and related plans.

Additionally, during an Exercise, Equifax will:

a.               be responsible for providing during an Exercise any equipment, software, workspace, and/or telecommunications services that it needs that is outside the scope of the Disaster Recovery Services, and not included in the Configurations specified in the Exhibits or Supplements;

b.              supply (if Equifax has not already previously supplied to IBM) appropriately licensed

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-3-3

software, at a release level for which the manufacturer then currently provides support, necessary for an Exercise involving the * Environment, unless otherwise specified in Exhibit S-4.  IBM’s ability to make use of the Configuration IBM provides may be dependent on Equifax’s fulfillment of this responsibility, unless otherwise specified in Exhibit S-4;

c.               furnish supplies, materials, and * storage media necessary for the Exercise; and

d.              follow procedures and instructions, including those for safety and security, IBM provides for (a) scheduling and preparation for Exercises, (b) an Event, and (c) use of the Recovery Site.

5.0                               Recovery

5.1         Declaration of a Outage Emergency / Recovery Site Availability

a.               A representative of either Party may declare an Outage Emergency.  The process for the declaration of an Outage Emergency and a list of the representatives designated by IBM and Equifax as authorized to declare such Outage Emergency is specified in the Disaster Recovery Plan.  The list of representatives will be reviewed and updated, if necessary, on a * basis.

b.              If, in the opinion of a Party, an Outage Emergency is imminent, such Party may declare an Outage Emergency.  Such declaration and resulting charges are subject to the provisions of Section 5.2(j) and 5.3(b) below.

c.               Upon declaration of an Outage Emergency, IBM will begin to prepare, without delay, the Recovery Site facilities.  Equifax may have immediate access to the Recovery Site.

d.              Following declaration of an Outage Emergency on the * Environment, the Recovery Site may be occupied for up * after IBM and Equifax are afforded access to the Recovery Site.  There is no limitation regarding the length of time Equifax may use the Rapid Recovery Site for recovery purposes following the declaration of an Outage Emergency on the * Environment.

e.               Following the use of, or in place of using, a Recovery Site, Equifax may request IBM to provide a Cold-Site.  IBM will give Equifax priority access to a Cold-Site, within * of Equifax’s request, over other customers who subsequently request a Cold-Site.  Equifax may use a Cold-Site for * at no additional charge above the Total Monthly Charge specified in the Supplement.  Cold-Site use beyond * is available for an additional charge which is specified in the Supplement (“Cold-Site Daily Charge”).  Such space shall be adequate to install the Configuration and Equifax equipment, if any, as set forth in the Disaster Recovery Plan.

f.                 In the event of an extended Disaster, IBM and Equifax will work together during the * following the declaration of an Outage Emergency to develop and implement a planned move to the Cold Site facility from the Recovery Site.

g.              Equifax will have * for providing the Configuration to the Cold Site facility and the subsequent permanent facility for the * Environment.  IBM will have management and financial responsibility for providing the Configuration to the Cold Site facility and the subsequent permanent facility for the * and * Environments; provided, however, that the Agreement is still in effect.  During the occupation of the Cold Site facility, the Parties will work together to develop and implement a plan to move to the permanent facility.

h.              In the event of a Outage Emergency, access to the Recovery Site to provide the Disaster Recovery Services related to * recovery, or such access to another recovery facility, will be on a first-come-first-served basis, and such facility may be shared with other subscribers also experiencing an Outage Emergency. *

i.                  If the primary Recovery Site specified in the Disaster Recovery Plan is not available for *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-3-4

recovery when an Outage Emergency is declared, Disaster Recovery Services will be provided at another Recovery Site or at an IBM internal information processing facility.

5.2.      IBM Responsibilities

In the event of a declared Outage Emergency, IBM will:

a.               begin implementation of the Disaster Recovery Plan for the restoration of Equifax * Applications and * Applications and associated * ;

b.              use Commercially Reasonable Efforts to complete the restoration of Equifax’s * Applications and associated * , and * Applications and associated * Environment in accordance with the time frames specified in Section 9.0 herein.  This section does not modify IBM’s obligations under Section 5.11 of Exhibit S-4;

c.               for the * Applications, deliver the data and software archived in off-site storage to the Recovery Site designated in the Disaster Recovery Plan or at such other location as may be established by IBM thereafter;

d.              operate the * Applications and * Applications on the Configuration upon restoration at the Recovery Site;

e.               create connectivity descriptions and, where applicable, a document that defines how the equipment in the Equifax Configuration is mapped to the equipment IBM provides;

f.                 have management and financial responsibility for providing the Configuration to the Cold Site facility and the subsequent permanent facility excluding the * Environment;

g.              * associated with off-site storage, up to the current Baseline set forth in Schedule C (Charges), during a Outage Emergency for * Applications;

h.              * in the event an Outage Emergency is declared if IBM is the Party declaring the Outage Emergency, as set forth in Section 5.1(b) of this Attachment S-4-3;

i.                  provide * and * system recovery to the last backup cycle available from * rotated to the * location for * recovery or from the * process for * recovery;

k.               provide overall project management in the event of a Outage Emergency;

l.                  remove Equifax data and software from the Configuration following a recovery Event involving the * Environment, unless otherwise specified in Exhibit S-4; and

m.            be responsible for the management and configuration of * during a recovery Event.

j.                  provide reasonable office space at the Recovery Site for technical support teams to conduct recovery operations (business resumption space is not included in this solution); and

k.               * in the performance of IBM’s Outage Emergency responsibilities.

5.3                                 Equifax Responsibilities

In the event of a declared Outage Emergency, Equifax will:

a.               perform its Outage Emergency responsibilities as set forth in this Attachment S-4-3 and the Disaster Recovery Plan;

b.              * in the event of a declared Outage Emergency if Equifax is the Party declaring the Outage Emergency, as set forth in Section 5.1(b) of this Attachment S-4-3;

c.               * for providing the Configuration for the midrange Environment to the Cold-Site facility and the subsequent permanent facility;

d.              * supplies, materials, and * storage media not included as part of the

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-3-5

Disaster Recovery Services;

e.               comply with Recovery Site procedures, including those for safety and security;

f.                 * associated with off-site data storage, * Baseline set forth in Schedule C (Charges), during a declared Outage Emergency and * associated with the offsite storage of the * Environment, if any;

g.              * incurred by Equifax personnel in the performance of Equifax’s Outage Emergency responsibilities;

h.              be responsible for all Authorized User recovery services, including any costs associated with connectivity and support not included in the scope of the Disaster Recovery Services;

n.              be responsible for providing during an recovery Event any equipment, software, workspace, and/or telecommunications services Equifax needs that is outside the scope of the Disaster Recovery Services, and not included in the Configurations specified in the Supplements;

o.              supply (if Equifax has not already previously supplied to IBM) all appropriately licensed software,  at a release level for which the manufacturer then currently provides support, necessary for a recovery Event involving the * Environment, unless otherwise specified in Exhibit S-4;

p.              follow procedures and instructions, including those for safety and security, IBM provides Equifax for (a) an Event, and (b) use of the Recovery Site;

6.0          Island Recovery

Equifax may declare an Outage Emergency requiring an Island Recovery by following the procedures included in the Disaster Recovery Plan. Provisions of this Section 6.0 override any conflicting provisions in Schedule C.

6.1   In the event of a declared Outage Emergency for an Island Recovery, Equifax will:

a.               * additional * in support of an Island Recovery in excess of the Services Monthly Support Allowance Hours and at the * contained in Attachment S-4-5;

b.              furnish all supplies, materials, and storage media that are not included as part of the Configuration provided by IBM but are necessary for Equifax recovery of the affected * Application(s);

c.               * associated with offsite data storage during an Island Recovery, if any;

d.              * incurred by Equifax personnel in the performance of Equifax’s Island Recovery responsibilities;

e.               be responsible for all Authorized User recovery services, including any * not included in the scope of the Disaster Recovery Services;

f.                 be responsible for providing during an Island Recovery event any equipment, software, workplace and/or telecommunications services Equifax needs that are outside the scope of the Disaster Recovery Services, and not included in the Configurations specified in Attachment S-4-5 and the Supplements;

g.              supply all appropriately licensed software (if Equifax has not already previously supplied to IBM) at a release level for which the manufacturer then currently provides support, necessary for an Island Recovery event, unless otherwise specified in Exhibit S-4;

h.              follow procedures and instructions, including those for safety and security, IBM provides to Equifax for (a) an Event, and (b) use of the Recovery Site;

6.2   In the event of a declared Outage Emergency for an Island Recovery, IBM will:

a.               restore Equifax’s * Environment required for the Island Recovery of the applicable * application(s) and associated * Environment.  This section does not

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-3-6

modify IBM’s obligations under Section 5.11 of Exhibit S-4;

b.              utilize the connectivity descriptions contained in the Disaster Recovery Plan to define how the equipment in the Equifax Configuration is mapped to the equipment IBM provides;

c.               provide reasonable office space at the Recovery Site for technical support teams to conduct recovery operations (business resumption space is not included in this solution); and

d.              pay all travel and living expenses, if any, incurred by IBM personnel in the performance of IBM’s Outage Emergency responsibilities.

e.               be responsible for the operation of Equifax’s * Environment;

f.                 be responsible for resumption of the normal backup of an application used during an Island Recovery event once production has resumed at the Covered Address;

g.              be responsible for migration of an application used during an Island Recovery event back to the Covered Address; and

h.              be responsible for the management and configuration of * during an Island Recovery event.

7.0          Reserved

8.0          New Services

Additional services or functions beyond that specified in this Attachment S-4-3 will be added at the request of Equifax subject to Section 10.1 of Schedule C.

9.0          Time Table

Recovery Time Frames

a.  Mainframe - * and *

Equifax’s * and * mainframe Applications supported by the Configuration listed in Attachment S-4-5 and the Supplements and included in the Disaster Recovery Plan and the associated Disaster Recovery time frames are listed below and have been included as part of the Disaster Recovery Plan.  The Disaster Recovery time frame is based on the completion of the recovery effort after declaration of an Outage Emergency.

TIME TABLE

* Applications	Recovery Time Frame
*

* Applications	Recovery Time Frame
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-3-7

b.  Midrange - * and *

Equifax’s * and * Applications, which will be recovered by IBM on the Environments supported by the Configuration listed in Attachment S-4-5 and the Supplement and included in the Disaster Recovery Plan, and the associated Disaster Recovery time frames are listed below and have been included as part of the Disaster Recovery Plan.  The Disaster Recovery time frame is based on the completion of the recovery effort after declaration of an Outage Emergency.

* Applications	Recovery Time Frame
*

* Applications	Recovery Time Frame
*

c. *

The * Environment supported by the Configuration listed in Attachment S-4-5 and the Supplements and included in the Disaster Recovery Plan and to be recovered as part of the Disaster Recovery Services will be recovered in the timeframes required to support the associated * Applications and * Applications and in the timeframes that allow the continuation of Equifax’s business operations that are covered by these Disaster Recovery Services upon restoration of the Environments and/or applications in accordance with the timeframes specified above during a declared Outage Emergency.

The management and configuration of * is the responsibility of IBM.

* Environment required for * (as defined in Attachment S-4-4) will be available *

10.0 Responsibilities Matrix

Responsibility
Disaster Recovery Responsibilities Matrix	IBM	Equifax
General
Develop declaration, application and * scope requirements for Outage Emergency	*
Provide overall Outage Emergency project management	*
Recovery of * systems and processes	*
Island Recovery of * systems and processes	*
Provide Business Resumption Services to continue Equifax operations	*
Disaster Recovery Planning

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-3-8

Responsibility
Disaster Recovery Responsibilities Matrix	IBM	Equifax
Review the * Applications and * Applications list on a * basis and present the results to the IPT	*
Update, if necessary, the * Applications and * Applications list on a * basis	*
Review network coverage on a * basis and present results to the IPT	*
Review list of supported customers on a * basis and present results to the IPT	*
Document, if necessary, * additions and deletions made under contract provisions	*
Develop Outage Emergency Declaration processes and procedures	*
IPT will Conduct * Plan reviews and updates	*
Disaster Recovery Plan Management
Assign an IBM Disaster Recovery Coordinator to maintain the Disaster Recovery Plan	*
Provide for the recovery of the Equifax * Applications and * Applications in place at the time of a Outage Emergency in this Statement of Work	*
Provide for the recovery of the Equifax * at the time of a Outage Emergency as defined in this Attachment S-4-3	*
Assign an Equifax Disaster Recovery Coordinator and maintain plans for non-covered systems and processes	*
Disaster Recovery Exercise
Develop annual Outage Emergency Exercise plan, unless otherwise scheduled	*
Develop * section of the Outage Emergency Exercise plan	*
Assist in development of * Disaster Recovery Plan	*
Provide overall coordination effort for the recovery Exercise	*
Approve Exercise success criteria	*
Produce written status report of Exercise results within * after each Exercise for mainframe and *	*
Produce written status report of Exercise results within * after each Exercise for *	*
Review Exercise results for plan updates as appropriate	*
Responsible for travel expenses associated with the annual Exercise (travel and expense supplies for IBM employees).	*
Responsible for travel expenses associated with the annual Exercise (travel and expense supplies for Equifax employees)	*
Complete recovery of * infrastructure to allow * access to * and * Applications	*
*
Alert Recovery Site of Outage Emergency situation	*
Begin recovery of * mainframe at the assigned Recovery Site upon declaration of an Outage Emergency	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-3-9

Responsibility
Disaster Recovery Responsibilities Matrix	IBM	Equifax
Begin recovery of * at the assigned Recovery Site upon declaration of an Outage Emergency	*
Begin recovery of * mainframe at the assigned Recovery Site upon declaration of an Outage Emergency	*
Being recovery of * at the assigned Recovery Site upon declaration of an Outage Emergency	*
Complete recovery of * infrastructure to allow customer access to * and * Applications	*
Begin recovery of * at the assigned Recovery Site upon declaration of an Outage Emergency	*
Complete recovery of * Applications within * after the declaration of an Outage Emergency.	*
Complete recovery of * Applications within * after the declaration of an Outage Emergency	*
Complete recovery of the * at the assigned Recovery Site	*
Complete recovery of * firewall infrastructure at the assigned Recovery Site	*

Upon Equifax request, provide Cold Site for up to for up to * following move from the Recovery Site or in place of using a Recovery Site	*
In the event of an extended Outage Emergency, develop and implement a plan, during the * following the Outage Emergency declaration, to move to the Cold Site facility	*
In the event of an extended Outage Emergency, assist IBM in the development and implementation of a plan, during the * following the Outage Emergency declaration, to move to the Cold Site facility	*
During the occupation of the Cold Site facility, develop and implement a plan to move to the permanent facility	*
During the occupation of the Cold Site facility, assist IBM in the development and implementation of a plan to move to the permanent facility	*
Financial responsibility for providing the Configuration to the Recovery Site, the Cold Site facility and subsequent permanent facility for the mainframe and * Environments.	*
Financial responsibility for providing the Configuration to the Cold Site facility and subsequent permanent facility for the * Environment	*
Financial responsibility for providing the Configuration to the Recovery Site for the * Environment	*
Management responsibility for providing the Configuration to the Cold Site facility and subsequent permanent facility with respect to mainframe and * Environment	*
Management responsibility for providing the Configuration to the Cold Site facility and subsequent permanent facility with respect to the * Environment	*
Responsible for Recovery Site daily usage fees associated with an actual Outage Emergency if IBM declares the Outage Emergency for mainframe,	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-3-10

Responsibility
Disaster Recovery Responsibilities Matrix	IBM	Equifax
* or * Environment.
Responsible for Recovery Center daily usage fees associated with if an actual Outage Emergency if Equifax declares the Outage Emergency for the mainframe, * or * Environment.	*
Responsible for travel expenses associated with Outage Emergency operations for IBM employees during the disaster	*
Responsible for travel expenses associated with Outage Emergency operations for Equifax employees during the disaster	*
Responsible for costs associated with off-site storage, up to the current Baseline at the time of the Outage Emergency	*
Responsible for costs associated with off-site data storage, above the current Baseline set forth in the Supplement, during a Outage Emergency	*
Responsible for maintaining the minimum * required to run the machines (Supplement CFTY2MJ/7X64902-6)	*
Responsible for working with customers that have the * to reroute and recover capabilities (Supplement CFTY2MJ/7X64902-6)	*
Responsible for arranging for the rerouting of calls with the long distance carriers (Supplement CFTY2MJ/7X64902-6)	*
Responsible for implementing and initiating * or * Relay recovery with * (Supplement CFTY2MJ/7X64902-6)	*
Responsible for establishing PVC’s with carrier to be directed to the recovery frame port for the * connection. (Supplement CFTY2MJ/7X64902-6)	*
Responsible for the Configuration, software and Hardware management facilities. (Supplement CFTY2MJ/7X64902-6)	*
Island Recovery for *
Begin Island Recovery of * at the assigned Recovery Site in the event of application failure at the Covered Address	*
Complete Island Recovery of * at the assigned Recovery Site	*
Operate * applications at the assigned Recovery Site during an Island Recovery event	*
Provide operations support, as requested by Equifax	*
Assume financial responsibility for requested operations support (to the extent that the provision of such operations support is outside the scope of the Services under the Agreement)	*
At conclusion of Island Recovery event, migrate * applications to Covered Address	*
At conclusion of migration back to Covered Address, re-establish and validate the backup	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-3-11

ATTACHMENT S-4-4

STATEMENT OF WORK FOR CUSTOM SERVICES, RAPID RECOVERY SOLUTION FOR
EQUIFAX INC.

1.0                               SCOPE OF SERVICES

Under this Attachment S-4-4, IBM provides services to allow Equifax to do continuous electronic data transfer of (i) its * Applications and related data and (ii) its * archive logs from the Covered Address to the Rapid Recovery Site so that stored applications and data may be fully recovered in the event an Outage Emergency affects the Covered Address (the “Rapid Recovery Services”).  The Rapid Recovery Services provided under this Attachment S-4-4 relate to Disaster Recovery Services for * Applications as set forth in Exhibit S-4 and Attachment S-4-3

These elements of this solution include:

*

*

*

The details for these Rapid Recovery Services will be described in Attachment S-4-5 (called the “Rapid Recovery Solution”).

2.0                               SUPPLEMENT; PREREQUISITES

1.               The Rapid Recovery Services are provided through the use of the Rapid Recovery Hardware Configurations and Rapid Recovery Telecommunications Services identified in the Rapid Recovery Solution.  The Rapid Recovery Solution also specifies the address of the Rapid Recovery Site at which such Configurations are to be installed, Monthly Charge Start Date when applicable, Services Monthly Charge, Services Monthly Support Allowance Hours, and any other applicable rates and charges.

2.               The Parties acknowledge that Attachment S-4-5 identifies the Configurations and services necessary for full performance of, and full benefit from, the Rapid Recovery Services to be provided under this Attachment S-4-4.  Such Exhibit(s) must specify, as the “Covered Address”, the same address as that shown as “Covered Address” in the Rapid Recovery Solution.

3.               Unless otherwise agreed by the Parties, IBM agrees to use the * only for the provision of network connectivity limited to the dedicated network * circuits for * relating to Rapid Recovery Services.  IBM will not use the * in any other situation (such as for a recovery exercise or for recovery following Equifax’s declaration of an Outage Emergency) without Equifax written authorization.

3.0                               [RESERVED]

4.0                               IBM RESPONSIBILITIES

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-4-1

IBM will install and customize the Rapid Recovery Software, identified in the Disaster Recovery Services Transition Plan, onto the * Target Device and IBM will perform the activities described in Sections 4.1 and 4.2:

4.1 Implementation

1.               work with Equifax to define and document the acceptance test and validation criteria to be included in the Disaster Recovery Services Transition Plan; and

2.               execute the acceptance test in the Disaster Recovery Services Transition Plan and validate whether it was successful using the validation criteria.

4.2  Ongoing Support

After completion of IBM’s Implementation responsibilities, IBM will:

1.               provide Equifax with a telephone number to call for assistance with the Rapid Recovery Services;

2.               make the Rapid Recovery Services available 24 hours per day, 7 days per week *

3.               keep the Target Server in “installed hot ready mode” * “Installed hot ready mode” means the equipment is in a powered-on active state.  Such state includes maintaining, when applicable, the physical capabilities that allow the equipment to be used with the * portion of the Rapid Recovery Services;

4.               keep the Machines and equipment identified in the Rapid Recovery Solution and installed at the Rapid Recovery Site in a powered-on active state 24 hours a day, 7 days a week *

*

*

5.               use reasonable efforts to minimize the frequency of planned interruptions caused by IBM, and keep such interruptions as short as possible.  IBM will provide Equifax with * notice of any planned activity of IBM’s which will result in an interruption of Rapid Recovery Services;

6.               use reasonable efforts to minimize the relocation of the equipment located at the Rapid Recovery Site.  If relocation is required, the Parties will work to reduce/eliminate potential exposures;

7.               include the Rapid Recovery Hardware Configuration and Rapid Recovery Telecommunications Services, located at the Rapid Recovery Site, in the Rapid Recovery Site facility’s problem tracking and change management processes;

8.               promptly notify Equifax of any unplanned interruption, and promptly restore the Rapid Recovery Services as soon as feasible;

9.               maintain Machines in the Rapid Recovery Hardware Configuration which are installed at the Rapid Recovery Site in good working order and repair;

10.         maintain the mainframe * Rapid Recovery Software, including financial and operational responsibility for (a) ensuring the software maintenance agreements are kept current, and (b) the replacement of the mainframe * Rapid Recovery Software for which vendor support has been discontinued; provided, however, that the Agreement is still in effect;

11.         maintain LAN connectivity for the Rapid Recovery Hardware Configuration;

12.         maintain, in conjunction with Equifax, the * Environment between the Covered Address and the Rapid Recovery Site;

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-4-2

13.         provide technical problem resolution assistance, via IBM Project Office personnel at the Covered Address and through a single-point-of-contact help desk, on the Rapid Recovery Hardware Configuration and Rapid Recovery Telecommunications Services upon telephone request, 24 hours per day, 7 days per week.  The help desk will manage the problem call, escalate problems as appropriate following established procedures, coordinate additional support involvement, communicate status, and place service calls to the appropriate hardware or software vendor for hardware or system operating problems;

14.         provide monitoring for the Machines residing at the Rapid Recovery Site;

15.         during each scheduled Recovery Exercise, follow IBM’s responsibilities as described in the current set of documented testing procedures;

16.         for the * Database portion of these Rapid Recovery Services, perform the number of refreshes identified in the Rapid Recovery Solution as “Number of Refreshes per Year”, and according to the current documented refresh process.  If Equifax requires additional refreshes beyond such number, IBM will provide them on an “as available” basis for the charge specified in the Rapid Recovery Solution (called “Cost per Additional Refresh”);

17.         for a Recovery Exercise or recovery activities following the declaration of an Outage Emergency involving the * portion of the Rapid Recovery Services and the dedicated mainframe server, and only at the Rapid Recovery Site identified in the Rapid Recovery Solution:

a.               create a * of the mirrored data;

b.              * the * containing such * to the dedicated mainframe server; and

c.               establish connectivity between the dedicated mainframe server and the network provided through the associated network Supplement;

18.         for a Recovery Exercise or recovery activities following the declaration of an Outage Emergency involving the * Database portion of the Rapid Recovery Services and the associated Exhibits and Supplements;

a.               create a * of the * data for the * Database;

b.              * the * containing such * copy to the dedicated midrange server(s); and

c.               establish connectivity between the dedicated midrange server(s) and the network provided through the associated network Supplement;

19.         have local/on-site support at the Covered Address to provide:

a.               continued mainframe support of expanded scope *, remote hardware and change control complexities; and

b.              continued network support of additional dedicated gear to monitor, maintain, configure and apply changes to:

1.     maintain and update the * for the midrange Environment;

2.     be responsible for the execution of any Island Recovery of any of the * midrange applications;

3.     during each scheduled Recovery Exercise, follow IBM’s responsibilities as described in the current set of documented testing procedures; and

4.     following a declaration of an Outage Emergency, and using the * Database portion of the Rapid Recovery Services at the Rapid Recovery Site identified in the Rapid Recovery Solution:

(a)           log into the * Database and approve the final updates, and notify Equifax that these steps have been performed;

(b)           transfer the secondary copy of the * databases to the disks of the dedicated servers in the Rapid Recovery Configuration, log in and activate the databases; and

(c)           Notify Equifax of completion of activities.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-4-3

Completion Criteria:

The Rapid Recovery Services described above constitute ongoing support.  IBM’s responsibilities under this Section 4.0 are complete after the End Date, or upon termination of this Attachment S-4-4 or Exhibit S-4.

5.0                               EQUIFAX RESPONSIBILITIES

For this Attachment S-4-4, Equifax agrees to:

1.               designate a representative who will be the focal point for all project communications and will have the authority to act on Equifax’s behalf in all matters regarding the Rapid Recovery Services;

2.               be responsible for the security of data during transmission and for correcting transmission errors and data corruption problems, except as may be covered by IBM responsibilities under the Agreement or Exhibit S-4;

3.               understands and acknowledges that the *, and identified in the Rapid Recovery Solution will be available for exercise and/or recovery activities only at the Rapid Recovery Site identified in the Rapid Recovery Solution;

4.               provide a single point of contact, and a single telephone number, * in the event IBM needs Equifax technical assistance about the Rapid Recovery Services;

5.               furnish supplies, materials, and midrange storage media which are not included in these Rapid Recovery Services.  (Storage for the mainframe Environment will be provided by IBM in accordance with the provisions of the Agreement);

6.               take all reasonable precautions to protect programs and machines under Equifax control from infection by computer virus;

7.               provide IBM * written notice of any plan to relocate any Primary Server(s);

8.               promptly notify IBM by telephone of any unplanned interruption of the Rapid Recovery Services on any Primary Server;

9.               provide IBM * written notice when Equifax will require IBM to schedule modifications to the Rapid Recovery Hardware Configuration and/or Rapid Recovery Telecommunications Services to support changes Equifax plans to make to machines and/or programs at the Covered Address;

10.         coordinate with IBM the change management control that includes a change process to help ensure coordination of any changes to the Rapid Recovery Services Environment at the Covered Address with the Rapid Recovery Services Environment at the Rapid Recovery Site;

11.         be responsible for providing timely, accurate information, on which IBM may rely, in order for IBM to maintain dedicated, technically adequate, network line(s) in support of the * processing for the midrange Environment;

12.         as applicable during the term of Exhibit S-4 to enable the ongoing operation and support of the Rapid Recovery Services, perform, or provide for the performance of, maintenance, upgrades, and the application of all necessary corrective fixes for both software and hardware, for all Production Systems and Primary Servers;

13.         work with IBM to maintain the * images at the Covered Address and the Rapid Recovery Site;  and

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-4-4

14.         provide the information and data necessary for IBM to perform refreshes of the * Database at the frequency specified in the Rapid Recovery Solution, and according to the current documented refresh process.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-4-5

ATTACHMENT S-4-5

RAPID RECOVERY SOLUTION FOR EQUIFAX INC.

Rapid Recovery Solution for Equifax Inc.

The terms of the Agreement, Exhibit S-4, and Attachment S-4-4 (Statement of Work for Custom Services Rapid Recovery Solution for Equifax Inc.) apply to this transaction.

Customer Name and Address: Equifax Inc. *	Agreement Number: Statement of Work Number: * Customer Number: * Enterprise Number: *

Rapid Recovery Covered Address: Equifax Inc. *	Contract Period: Contract Period Start Date: * Contract Period End Date: * Monthly Charge Start Date: *

And

*

Rapid Recovery Site: * * *	Revised Schedule (Yes or No): * Renewal Schedule (Yes or No): * Renewal Contract Period (Years): * Schedule Effective Date: *

Services * Charge:	*
Services * Support Allowance Hours:	*
Services * Support Rate:	*
Services * Support Minimum Hours:	4
Services Configuration Space:	*
Services Exercise Time Allowance:	*
Services Additional Exercise Time Cost:	*
* per Year:	4
Cost per Additional *:	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-5-1

Hardware Configuration for the Server and * Environment (to be installed at Rapid Recovery Site):

*

Quantity	Type/Model	Description

Telecommunications Services for the Server and * Environment:

*

Quantity	Network Lines /Functions	Description

4

Software Required for the Server and *Environment:

Software	Description
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-5-2

Hardware Configuration for the Server * and * Database Environment (to be installed at Rapid Recovery Site):

*

Quantity	Type/Model	Description

4

4

4

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-5-3

Telecommunications Services for the Server * and * Database Environment:

Quantity	Network Lines /Functions	Description
*

Software Required for the Server * and * Database Environment:

Software	Description
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

S-4-5-4

SCHEDULE T – SECURITY PROCEDURES

TO

AGREEMENT FOR OPERATIONS SUPPORT SERVICES

BY AND BETWEEN

EQUIFAX INC.

AND

INTERNATIONAL BUSINESS MACHINES CORPORATION

SCHEDULE T

SECURITY PROCEDURES

1.                                      INTRODUCTION

This Schedule T supplements Schedule A (Scope of Services) by setting forth certain special terms relating to the Parties’ respective responsibilities regarding security procedures.  Accordingly, this Schedule T shall be interpreted in conjunction with Schedule A, which defines each Party’s responsibilities relating to security in general, and shall be interpreted and applied in a manner that is consistent with the allocation of responsibility between the Parties as set forth in Schedule A.  In general, IBM shall, in performing the Services, comply with the reasonable security policies and procedures established by Equifax from time to time and communicated to IBM in writing.  It is the intention of the Parties that the mutually agreed documentation of the security policies and procedures to be followed by the Parties will be set forth, for each Country Location, in a GSD-331 document in a form substantially similar to Exhibit T-7, which shall be produced by IBM as part of its development of the Procedures Manual.

2.                                      SECURITY MANAGEMENT

(a)                                  IBM will:

(i)                                     in conjunction with Equifax, review security policies and procedures for effectiveness and recommend improvements in accordance with monthly reviews;

(ii)                                  develop, maintain and update a GSD-331 security procedures manual for all Platforms with each Country Location; and

(iii)                               notify Equifax immediately on IBM personnel changes that require removal or change in access to Equifax systems or Equifax Data.

(b)                                 Equifax will:

(i)                                     provide IBM with Equifax’s most recent security standards and practices, including updates as they occur; and

(ii)                                  in conjunction with IBM, review security policies and procedures for effectiveness and recommend improvements.

3.                                      PHYSICAL SECURITY

(a)                                  IBM will for facilities, or areas in facilities, controlled by IBM:

*

(i)                                     * conduct * for and perform *

(ii)                                  * which protect * while under *

(iii)                               * provide * including, * under *; and

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

(iv)                              * Manage * for all * including the issuing of *

(b)                                 Equifax will for facilities, or areas in facilities, controlled by Equifax:

(i)                                     provide * by:

(A)                              providing * support;

(B)                                providing *;

(C)                                conduct *; and

(D)                               providing *.

(ii)                                  provide IBM periodic and reasonable * for the *;

(iii)                               protect * from unauthorized access (e.g. *, ); and

(iv)                              be responsible for the authorization of * for all *.

4.                                      LOGICAL SECURITY

(a)                                  IBM will:

(i)                                     * associated with system and * and share them with Equifax’s security organization;

(ii)                                  * only to the extent necessary to perform activities required by the Agreement and its Schedules, Exhibits, Appendices and Supplements;

(iii)                               cooperate with Equifax in Equifax’s definition and performance * with all ;

(iv)                              authorize through Equifax’s systems security department, dependent on proper registration to appropriate IBM personnel, * and and on the ;

(v)                                 immediately notify Equifax of * that may exist within *, including * and;

(vi)                              notify Equifax of any * that may *, with recommendations on *;

(vii)                           perform daily reviews of * for, both *;

(viii)                        maintain * for all environments to the recommended level of *, except as otherwise directed by Equifax;

(ix)                                conduct regular reviews of the * for or and perform follow-up

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

activities when necessary, where * and );

(x)                                   * and associated system capabilities on IBM managed environment;

(xi)                                perform * and at required intervals;

(xii)                             be responsible for * for all * and and ();

(xiii)                          administer and * (i.e., those with * ); and

(xiv)                         conduct and report on * should occur at least * against the * from an *.  These * should be done utilizing *.

(b)                                 Equifax will:

(i)                                     operate the * in the United States;

(ii)                                  provide safeguards designed to deter and prevent intentional or accidental security violations on the mainframe environment;

(iii)                               determine * to and associated * on the *;

(iv)                              perform reviews of systems and data access authorization at required intervals;

(v)                                 provide Authorized Users with unique employee and customer identifiers to the extent necessary;

(vi)                              conduct regular reviews of the * report for * or and perform follow-up activities when necessary, where *;

(vii)                           review and respond to the * to Equifax security policies and procedures;

(viii)                        keep abreast of the latest concepts and techniques associated with physical site security;

(ix)                                be responsible for maintaining data security policies for all * and access to * development systems and libraries;

(x)                                   be responsible for Equifax’s systems security department’s on-line security file administration responsibility to authorize the *, and * to and (i.e., * line responsibility to * ) and authorize the granting of * defined as belonging to Equifax business applications (i.e., * ), dependent on proper registration whether it be *; and

(xi)                                manage high level * (i.e., those with * ).

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

5.                                      OTHER SECURITY PROCEDURES

(a)                                  Background And Credit Checks

* shall not Equifax Data or Software utilized in support * unless such person has been subject to * as permitted and in accordance with * (as described in applicable * provided, however, * not be who have been assigned to provide * prior to the *.

* To the extent that * have already * that are, at a minimum, * be obligated to perform the * provided that if * a portion of the * will be required to perform the additional portion * prior to the * having *.

* Subject to Section 5(a)(ii) above, in the event that * with the potential to * has provided * (included but not limited to, * to have been * such person’s assignment to provide the * as the case may be.  * will have no * to any third party * as a result of the *.

*

In addition to the responsibilities described in Exhibit T-6 to this Exhibit, * from time to time regarding the *  as it exists in the United States, and communicated to *.

(b)                                 * System Management Mailbox Review and Response

IBM shall at appropriate frequency * and, with respect to each *, either * or of the need to respond in accordance with established procedures.  Such responses and notifications shall be *. For the avoidance of doubt, IBM shall not be obligated to respond to any message if such response would constitute *

(c)                                  * Calling Card Fraud

* not hold Equifax responsible * (as defined below) on any and all * provided that any and all * reserve the right to * including but not limited to * immediately upon * in connection with such *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

means the following the * that was not * by an usage occurring before * any carrier in question.

* will be responsible for * will report to * in a format acceptable to both Parties, either * occurrences of *.

* shall be distinguished from * for which * shall be *  The term * means the * when such usage was initially * by the * (e.g., the transfer of the *

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

EXHIBIT T-1

BACKGROUND CHECKS - CANADA

* shall not utilized in support of the * unless such person has been * in accordance with *.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

T-1-1

EXHIBIT T-2

BACKGROUND CHECKS- SPAIN

* shall not utilized in support of the * unless such person has been * in accordance with *.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

T-2-1

EXHIBIT T-3

BACKGROUND CHECKS - UNITED KINGDOM

(a)                        * shall not utilized in support of the * unless such person has been * in accordance with *.

(b)                       * shall perform * for employment upon being *, however such * may only occur on * has submitted a * for the request in writing.  Such * are conducted upon the * will on only as specifically requested by * in a *.

(c)                        * are required to sign an * upon *.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

T-3-1

EXHIBIT T-4

BACKGROUND CHECKS - UNITED STATES

In accordance with the provisions of Schedule T, Section 5(a), IBM will perform Background Checks for certain employees (“Candidates”) in accordance with Sections 1.1 and 1.2 below.

1.1.                  Background Screening

(a)                        In order to have access to Equifax Data, the Candidate is required to take a drug test. * If the results of the drug test are *, the Background Check *, and the Candidate may *.  If the results are *, the Candidate must pass through the remaining steps of the Background Check described below.

(b)                       At the same time as the drug test is administered, IBM will order a background check on the Candidate. *

(c)                        For any Candidate providing Services after the Commencement Date, IBM will use * to obtain * prior to the Candidate’s first day of work on the Equifax account. If not, the Candidate is assigned to provide the Services contingent upon the *.

(d)                       All Candidates are required to have signed an * upon commencing employment with IBM.

1.2.                  Credit Screening Criteria

While performing the background screening process described Section 1.1, IBM will perform a *.  IBM may not authorize or permit any Candidates to have or gain access to Equifax Data or Software utilized in support of the Services with any of the following results of a credit screening:

* If there are * or any combination thereof, that occurred within the *, then the Candidate *; provided that prior * as criteria to *. If any * occurred * before a *, then such criteria should * IBM’s evaluation.

* If there is a current status with a * that is less than one * from the date of last activity.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

T-4-1

* If there are more than * with a * status within the past year, the Candidate is * unless such * exempt from * should be considered as *.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

T-4-2

EXHIBIT T-5

BACKGROUND CHECKS- IRELAND

* shall not utilized in support of the * unless such person has been * in accordance with *.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

T-5-1

EXHIBIT T-6

SPECIAL PROCEDURES RELATING TO * SYSTEMS

By executing the Agreement, IBM agrees to comply with  the * under the *  dated July 19, 2002 and the * dated November 15, 2002 (“ * Agreements”) as set forth in Attachments T-6-1 and T-6-2 to this Exhibit T-6.  Equifax is permitted to disclose certain information relating to the * systems under the agreements between * and Equifax, subject to certain *, which are set forth in Attachments T-6-1 and T-6-2 to this Exhibit T-6.  IBM agrees to abide by and comply with such restrictions and to instruct and direct its employees and subcontractors who will have access to information concerning the * systems accordingly.  In the event that IBM has a need to access the * system in order to provide the Services, IBM will contact Equifax with its request prior to any taking any action.

Equifax agrees that it will not provide IBM with access to * from * systems.  Should an event arise that would necessitate IBM having access to such *, Equifax agrees it will be provided to IBM under a separate agreement.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

T-6-1

ATTACHMENT T-6-1

Confidentiality Provisions of Sale, Assignment and License Agreement effective as of July 19, 2002, between Equifax Inc. and *

Section 11 Confidentiality

(a)                        Equifax and * each acknowledge that the other Party possesses and shall continue to possess information, that has commercial value in such other Party’s business and that is not in the public domain.  Such information has been created, discovered, developed by such other Party or provided to it by a third party, and such other Party holds property rights in such information by assignment, license or otherwise.

(b)                       Equifax and * each shall refrain from disclosing, shall hold as confidential and shall use the same level of care to prevent disclosing to third parties, the Company Information of the other Party as it employs to avoid disclosure, publication or dissemination of its own information of a similar nature, but in no event less than a reasonable standard of care.  Notwithstanding the foregoing, either Party may disclose Company Information of the other Party as required by law and Equifax may disclose Company Information of * to third party contractors/service providers engaged by Equifax where: (i) such disclosure is necessary to permit Equifax, or third party contractors/service providers engaged by Equifax, to perform services or functions in the * Scope or outsourcing services * from an Equifax Data Center, (ii) third party contractors/service providers engaged by Equifax agree in writing to observe the confidentiality and restricted use and disclosure covenants and standards of care set forth in this Section 11, and (iii) Equifax in the case of Company Information received by Equifax from * and disclosed by it as permitted herein, assumes full responsibility for the acts or omissions of third party contractors/service providers engaged by Equifax no less than if the acts or omissions were those of Equifax.

(c)                        Neither Equifax nor * shall use the Company Information of the other Party except (i) in the case of *, in connection with the performance its obligations under this Agreement and as otherwise specifically permitted in this Agreement, and (ii) in the case of Equifax, or third party contractors/service providers engaged by Equifax, to perform services or functions in the CMS Scope or outsourcing services * from an Equifax Data Center and as otherwise specifically permitted in this Agreement.  * shall ensure that its employees comply with this Section 11 and Equifax shall ensure that its employees and third party contractors/service providers engaged by Equifax comply with this Section 11.

(d)                       Without limiting the generality of the foregoing, neither Party shall publicly disclose the terms of this Agreement, except to the extent permitted by this Section 11 and to enforce the terms of this Agreement, without the prior written consent of the other.  Furthermore except as contemplated by this Agreement, neither * nor Equifax shall make any use of the Company Information of the other Party, acquire any right in or assert any lien against the other Party’s Company Information except as contemplated by this Agreement, or refuse to promptly return, provide a copy of or destroy such Company Information upon the request of the disclosing Party.

(e)                        All of Equifax’s Company Information (including, without limitation, data, records and reports related to Equifax’s business) whether in existence at the Effective Date or compiled thereafter, is the exclusive property of Equifax and the furnishing of such information, data, records and reports to, or access to such items by, * shall not

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

T-6-1-1

grant any express or implied license to or interest in * relating to such information, data, records and reports except as required by * to perform its obligations pursuant to this Agreement.  Upon request by Equifax at any time and from time to time and without regard to the default status of the Parties under the Agreement, * shall promptly deliver to Equifax Equifax’s Company Information (including without limitation all data, records and related reports related to Equifax’s business, but excluding any information provided by Equifax to * pursuant to the Restated Data Purchase and Sale Agreement) in electronic (tape) format and in such hard copy as existing on the date of the request by Equifax.

(f)                          All of * Company Information (including, without limitation, data, records and reports related to * business) whether in existence at the Effective Date or compiled thereafter, is the exclusive property of * and the furnishing of such information, data, records and reports to, or access to such items by, Equifax shall not grant any express or implied license to or interest in Equifax relating to such information, data, records and reports except as required by Equifax to perform its obligations and exercise its rights pursuant to this Agreement.

Definitions

(i)                                     Application Software means the applications level portions (both object code and source code) of the * System developed by or for Equifax and/or * with respect to the * System, and all patent, copyrights, trademarks and other intellectual property rights applicable thereto, including but not limited to all derivatives, enhancements or modifications to such applications level portions of the * System and which is identified in Section B of Schedule 2.

(ii)                                  * System means the total of the Equipment, the Commercial Software, * and the Application Software.

(iii)                               Company Information means collectively the Confidential Information and Trade Secrets of a Party.  Company Information also includes information which has been disclosed to such Party by a third party, which Party is obligated to treat as confidential or secret.

(iv)                              Confidential Information means with respect to a Party, any and all proprietary business information of the disclosing Party and/or of third parties in the possession of the disclosing Party treated as secret by the disclosing Party (that is, it is the subject of efforts by the disclosing Party that are reasonable under the circumstances to maintain its secrecy) that does not constitute a Trade Secret (defined below), including, without limitation, any and all proprietary information in the possession of such disclosing Party of which the receiving Party becomes aware as a result of its access to and presence at the other Party’s facilities.

(v)                                 Equifax Data Center means a data center location operated and controlled by Equifax; provided however, a third party contractor/service provider under contract with Equifax may operate the * System from such a data center location.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

T-6-1-2

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

T-6-1-3

Attachment T-6-2

Confidentiality Provisions of Sale, Sublease, Assignment and License Agreement effective as of November 15, 2002, between Equifax Inc. and * re *

13.          Confidentiality

(a)                        Equifax and * each acknowledge that the other Party possesses and shall continue to possess information, that has commercial value in such other Party’s business and that is not in the public domain.  Such information has been created, discovered, developed by such other Party or provided to it by a third party, and such other Party holds property rights in such information by assignment, license or otherwise.

(b)                       Equifax and * each shall refrain from disclosing, shall hold as confidential and shall use the same level of care to prevent disclosing to third parties, the Company Information of the other Party as it employs to avoid disclosure, publication or dissemination of its own information of a similar nature, but in no event less than a reasonable standard of care.  Notwithstanding the foregoing, either Party may disclose Company Information of the other Party as required by law and Equifax may disclose Company Information to third party contractors/service providers engaged by Equifax where: (i) such disclosure is necessary to permit Equifax, or third party contractors/service providers engaged by Equifax, to perform services or functions in the * Scope or outsourcing services using the * from an Equifax Data Center, (ii) third party contractors/service providers engaged by Equifax agree in writing to observe the confidentiality and restricted use and disclosure covenants and standards of care set forth in this Section 13, and (iii) Equifax in the case of Company Information received by Equifax from * and disclosed by it as permitted herein, assumes full responsibility for the acts or omissions of third party contractors/service providers engaged by Equifax no less than if the acts or omissions were those of Equifax.

(c)                        Neither Equifax nor * shall use the Company Information of the other Party except (i) in the case of *, in connection with the performance its obligations under this Agreement and as otherwise specifically permitted in this Agreement, and (ii) in the case of Equifax, or third party contractors/service providers engaged by Equifax, to perform services or functions in the * Scope or outsourcing services using the * from an Equifax Data Center and as otherwise specifically permitted in this Agreement.  * shall ensure that its employees comply with this Section 13 and Equifax shall ensure that its employees and third party contractors/service providers engaged by Equifax comply with this Section 13.

(d)                       Without limiting the generality of the foregoing, neither Party shall publicly disclose the terms of this Agreement, except to the extent permitted by this Section 13 and to enforce the terms of this Agreement, without the prior written consent of the other.  Furthermore except as contemplated by this Agreement, neither * nor Equifax shall make any use of the Company Information of the other Party, acquire any right in or assert any lien against the other Party’s Company Information except as contemplated by this Agreement, or refuse to promptly return, provide a copy of or destroy such Company Information upon the request of the disclosing Party.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

T-6-2-1

(e)                        All of Equifax’s Company Information (including, without limitation, data, records and reports related to Equifax’s business) whether in existence at the Effective Date or compiled thereafter, is the exclusive property of Equifax and the furnishing of such information, data, records and reports to, or access to such items by, * shall not grant any express or implied license to or interest in * relating to such information, data, records and reports except as required by * to perform its obligations pursuant to this Agreement.  Upon request by Equifax at any time and from time to time and without regard to the default status of the Parties under the Agreement, * shall promptly deliver to Equifax Equifax’s Company Information (including without limitation all data, records and related reports related to Equifax’s business, but excluding any information provided by Equifax to * pursuant to the Restated Data Purchase and Sale Agreement) in electronic (tape) format and in such hard copy as existing on the date of the request by Equifax.

(f)                          All of * Company Information  (including, without limitation, data, records and reports related to * business) whether in existence at the Effective Date or compiled thereafter, is the exclusive property of * and the furnishing of such information, data, records and reports to, or access to such items by, Equifax shall not grant any express or implied license to or interest in Equifax relating to such information, data, records and reports except as required by Equifax to perform its obligations and exercise its rights pursuant to this Agreement.

Definitions

(i)                                     Application Software means the applications level portions (both object code and source code) of the * System developed by or for Equifax and/or * with respect to the * System, and all patent, copyrights, trademarks and other intellectual property rights applicable thereto, including but not limited to all derivatives, enhancements or modifications to such applications level portions of the * System and which is identified in Section B of Schedule 2.

(ii)                                  Company Information means collectively the Confidential Information and Trade Secrets of a Party.  Company Information also includes information which has been disclosed to such Party by a third party, which Party is obligated to treat as confidential or secret.

(iii)                               Confidential Information means with respect to a Party, any and all proprietary business information of the disclosing Party and/or of third parties in the possession of the disclosing Party treated as secret by the disclosing Party (that is, it is the subject of efforts by the disclosing Party that are reasonable under the circumstances to maintain its secrecy) that does not constitute a Trade Secret (defined below), including, without limitation, any and all proprietary information in the possession of such disclosing Party of which the receiving Party becomes aware as a result of its access to and presence at the other Party’s facilities.

(iv)                              * Scope means providing, directly or indirectly, applications and processing products and/or services to businesses for the purposes of such businesses creating marketing lists from commercially available compiled data sets.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

T-6-2-2

(v)                                 * System means the total of the Equipment, the Commercial Software, the * and the Application Software.

(vi)                              Equifax Data Center means a data center location operated and controlled by Equifax; provided however, a third party contractor/service provider under contract with Equifax may operate the * System from such a data center location.

(vii)                           * means the proprietary software (object code only) identified in Section A of Schedule 2 plus the configuration of the Equipment; provided however, the term * does not include the Application Software.

(viii)                        Trade Secrets means mean with respect to a Party, information related to the services and/or business of the disclosing Party and/or of a third party which (a) derives economic value, actual or potential, from not being generally known to or readily ascertainable by other persons who can obtain economic value from its disclosure or use; and (b) is the subject of efforts by the disclosing Party that are reasonable under the circumstances to maintain its secrecy, including without limitation (i) marking any information clearly and conspicuously with a legend identifying its confidential or proprietary nature; (ii) identifying any oral presentation or communication as confidential immediately before, during or after such oral presentation or communication; or (iii) otherwise, treating such information as confidential or secret.  Assuming the criteria in sections (a) and (b) above are met, Trade Secrets include, but are not limited to, technical and nontechnical data, formulas, patterns, compilations, computer programs and software, devices, drawings, processes, methods, techniques, designs, programs, financial plans, product plans, and lists of actual or potential Equifax’s customers and suppliers.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

T-6-2-3

EXHIBIT T-7

FORM OF GSD-331

T-7-1

SUPPLEMENT A-CFTBSQJ

IBM BUSINESS CONTINUITY & RECOVERY SERVICES

SUPPLEMENT FOR

MULTIVENDOR INFORMATION TECHNOLOGY RECOVERY SERVICES

FOR

Equifax

*

SUBMITTED BY:

Attn:  *

Supplement Number:  CFTBSQJ

Sequence Number/Version:  7M74007-3

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Date Generated: 12/20/02

This offer is good until 3/20/03

AGREEMENT DOCUMENT SUMMARY

SERVICES CHARGE

In response to your request, IBM is pleased to submit this Supplement for Multivendor Information Technology Recovery Services to you as part of your order for Disaster Recovery Services under your Transaction Document 03-01.  A services charge (called the Total Monthly Charge) of * will be charged each month for these Services.  This Total Monthly Charge does not include applicable Federal, State, or Local taxes.

APPLICABLE DOCUMENTS

Unless otherwise agreed upon in writing, the documents applicable to this transaction are as follows:

1.                                       Global Master Agreement for Operations Support Services Between IBM and Equifax dated January 1, 1998 (“Master Agreement”);

2.                                       Disaster Recovery Transaction Document 03-01, dated December 20, 2000 (“DRTD”);

3.                                       Statement of Work, Responsibilities Attachment;

4.                                       Statement of Work for Custom Services, Rapid Recovery Solution for Equifax Inc., with its associated Supplement for Rapid Recovery for Equifax Inc.;

5.                                       Statement of Work, Business Continuity Program Management.

ATTACHED DOCUMENT

Supplement for Multivendor Information Technology Recovery Services

The Supplement for Multivendor Information Technology Recovery Services is attached.  The Supplement is an Attachment to Transaction Document 03-01 which describes the specific details of your Multivendor Information Technology Recovery Services Subscription as customized to your environment.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Supplement for Multivendor Information Technology Recovery Services

This Supplement is issued under Disaster Recovery Transaction Document 03-01.

Customer Name and Address:	REFERENCE NUMBERS
Equifax	Agreement:
	Customer:	2844555
	Enterprise:	7576000
CONTRACT PERIOD
*	Start Date:	See DRTD
	End Date	See DRTD
SUPPLEMENT
IBM Address for Notices:	Number:	CFTBSQJ
Attn: *	Effective Date:	07/01/03
IBM Corporation	Revision (yes/no):	No
*	Renewal (yes/no):	No

Primary Recovery Site
*

Covered Address:
*

* CHARGES
	Total * Charge:	*
Minimum Total * Charge:
RECOVERY CHARGES
Initial Recovery Charge:
Day(s) Included in Initial Recovery Charge:
Daily Recovery Charge per day thereafter:
RECOVERY EXERCISE

Initial Contract Period Year 1 - Total Hours:
Number of Exercises:
Each subsequent twelve-month period-Total Hours:
Number of Exercises:
Additional Recovery Exercise time, per *:
Additional Recovery Exercises, per exercise

TELECOMMUNICATIONS
One-Time Charge:
Usage charges are billed separately:

GENERAL
Cold-Site Daily Charge:
Work area space allocated at time of Event

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

1

EQUIPMENT CONFIGURATION

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:	*

Recovery Site:		System Storage:
Supplement Number:	CFTBSQJ	DASD Gigabytes
Minimum OS Level:

Quantity or Units	Machine or Product	Model	Product Description

IBM Equipment:
*
Network Lines:
*
Non-IBM Equipment:
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

2

SUPPLEMENT B-CFTBSXJ

IBM BUSINESS CONTINUITY & RECOVERY SERVICES

SUPPLEMENT FOR

MULTIVENDOR INFORMATION TECHNOLOGY RECOVERY SERVICES

FOR

Equifax

*

SUBMITTED BY:

Attn:  *

IBM Corporation

*

Supplement Number:  CFTBSXJ

Sequence Number/Version:  7M74005-3

Date Generated:  12/20/02

This offer is good until 03/20/03

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

AGREEMENT DOCUMENT SUMMARY

SERVICES CHARGE

In response to your request, IBM is pleased to submit this Supplement for Multivendor Information Technology Recovery Services to you as part of your order for Disaster Recovery Services under your Transaction Document 03-01.  A services charge (called the Total Monthly Charge) of * will be charged each month for these Services.  This Total Monthly Charge does not include applicable Federal, State, or Local taxes.

APPLICABLE DOCUMENTS

Unless otherwise agreed upon in writing, the documents applicable to this transaction are as follows:

1.                                       Global Master Agreement for Operations Support Services between IBM and Equifax dated January 1, 1998 (“Master Agreement”);

2.                                       Disaster Recovery Transaction Document 03-01, dated December 20, 2000 (“DRTD”);

3.                                       Statement of Work, Responsibilities Attachment;

4.                                       Statement of Work for Custom Services, Rapid Recovery Solution for Equifax Inc., with its associated Supplement for Rapid Recovery for Equifax Inc.; and

5.                                       Statement of Work, Business Continuity Program Management.

ATTACHED DOCUMENT

Supplement for Multivendor Information Technology Recovery Services

The Supplement for Multivendor Information Technology Recovery Services is attached.  The Supplement is an Attachment to Transaction Document 03-01 which describes the specific details of your Multivendor  Information Technology Recovery Services Subscription as customized to your environment.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

This Supplement is issued under Disaster Recovery Transaction Document 03-01.

Customer Name and Address:	REFERENCE NUMBERS
Equifax	Agreement:
Customer: *
*	Enterprise: 7576000
CONTRACT PERIOD
Start Date: See DRTD
IBM Address for Notices:	End Date: See DRTD
Attn: *	SUPPLEMENT
IBM Corporation	Number: CFTBSXJ
*	Effective Date: 07/01/03
Revision (yes/no): No
Renewal (yes/no): No

Covered Address:	Primary Recovery Site
*

* CHARGES	Total* Charge:	$*
	Minimum Total *Charge:	$*
RECOVERY CHARGES	Initial Recovery Charge:	$*
Day(s) Included in Initial Recovery Charge:
	Daily Recovery Charge per day thereafter:	$*

RECOVERY EXERCISE	Initial Contract Period Year 1 - Total Hours:
Number of Exercises:
Each subsequent twelve-month period - Total Hours:
Number of Exercises:
Additional Recovery Exercise time, per *:
Additional Recovery Exercises, per exercise:
$*
$*
TELECOMMUNICATIONS	One-Time Charge:
Usage charges are billed separately.
GENERAL	Cold-Site Daily Charge:	$*
Work area space allocated at time of Event.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

1

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	2844555	Processor: *
Address:	*

Recovery Site:		System
Storage:
Supplement Number:	CFTBSXJ	DASD *: *

Quantity or Units	Machine or Product	Model	Product Description

IBM Equipment: NONE
Network Lines: NONE
Non-IBM Equipment:
*
Network Lines:
*
Non-IBM Equipment:
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

2

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	2844555	Processor: *
Address:	*

Recovery Site:		System
Storage:
Supplement Number:	CFTBSXJ	DASD *: *

Quantity or Units	Machine or Product	Model	Product Description
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

3

SUPPLEMENT C-CFTKD2K

IBM BUSINESS CONTINUITY & RECOVERY SERVICES

SUPPLEMENT FOR

MULTIVENDOR INFORMATION TECHNOLOGY RECOVERY SERVICES

FOR

Equifax

*

SUBMITTED BY:

Attn:  *

IBM Corporation

*

Supplement Number:  CFTKD2K

Sequence Number/Version:  7X82606-3

Date Generated:  04/29/03

This offer is good until 07/28/03

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

This Supplement is issued under Disaster Recovery Transaction Document 03-01.

Customer Name and Address:	REFERENCE NUMBERS
Equifax	Agreement:
Customer: *
*	Enterprise: 7576000
CONTRACT PERIOD
Start Date: See DRTD
IBM Address for Notices:	End Date: See DRTD
Attn: *	SUPPLEMENT
IBM Corporation	Number: CFTKD2K
*	Effective Date: 07/01/03
Revision (yes/no): Yes
Renewal (yes/no): No
Covered Address:
*	Primary Recovery Site

* CHARGES	Total* Charge:	$*
	Minimum Total *Charge:	$*
RECOVERY CHARGES	Initial Recovery Charge:	$*
Day(s) Included in Initial Recovery Charge:
Daily Recovery Charge per day thereafter:
$*
RECOVERY EXERCISE	Initial Contract Period Year 1 - Total Hours:
Number of Exercises:
Each subsequent twelve-month period - Total Hours:
Number of Exercises:
Additional Recovery Exercise time, per *:
Additional Recovery Exercises, per exercise:
$*
$*
TELECOMMUNICATIONS	One-Time Charge:
Usage charges are billed separately.
	Cold-Site Daily Charge:	$*
GENERAL	Work area space allocated at time of Event.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	2842952	Processor:	*
Address:	*

Recovery Site:		System Storage:	*
Supplement Number:	CFTKD2K	DASD Gigabytes:

Quantity or Units	Machine or Product	Model	Product Description

IBM Equipment: *
Network Lines: *
Non-IBM Equipment:
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

1

SUPPLEMENT D-CFTKDIK

IBM BUSINESS CONTINUITY & RECOVERY SERVICES

SUPPLEMENT FOR

MULTIVENDOR INFORMATION TECHNOLOGY RECOVERY SERVICES

FOR

Equifax

*

SUBMITTED BY:

Attn:  *

IBM Corporation

*

Supplement Number:  CFTKD1K

Sequence Number/Version:  7X82605-1

Date Generated:  12/20/02

This offer is good until 03/20/03

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

AGREEMENT DOCUMENT SUMMARY

SERVICES CHARGE

In response to your request, IBM is pleased to submit this Supplement for Multivendor Information Technology Recovery Services to you as part of your order for Disaster Recovery Services under your Transaction Document 03-01.  A services charge (called the Total Monthly Charge) of * will be charged each month for these Services.  This Total Monthly Charge does not include applicable Federal, State, or Local taxes.

APPLICABLE DOCUMENTS

Unless otherwise agreed upon in writing, the documents applicable to this transaction are as follows:

1.                                       Global Master Agreement for Operations Support Services between IBM and Equifax dated January 1, 1998 (“Master Agreement”);

2.                                       Disaster Recovery Transaction Document 03-01, dated December 20, 2000 (“DRTD”);

3.                                       Statement of Work, Responsibilities Attachment;

4.                                       Statement of Work for Custom Services, Rapid Recovery Solution for Equifax Inc., with its associated Supplement for Rapid Recovery for Equifax Inc.; and

5.                                       Statement of Work, Business Continuity Program Management.

ATTACHED DOCUMENT

Supplement for Multivendor Information Technology Recovery Services

The Supplement for Multivendor Information Technology Recovery Services is attached.  The Supplement is an Attachment to Transaction Document 03-01 which describes the specific details of your Multivendor  Information Technology Recovery Services Subscription as customized to your environment.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Supplement for Multivendor Information Technology Recovery Services

This Supplement is issued under Disaster Recovery Transaction Document 03-01.

Customer Name and Address:	REFERENCE NUMBERS
Equifax	Agreement:
Customer: *
Enterprise: 7576000
*	CONTRACT PERIOD
Start Date: See DRTD
End Date: See DRTD
IBM Address for Notices:	SUPPLEMENT
Attn: *	Number: CFTKD1K
IBM Corporation	Effective Date: 07/01/03
*	Revision (yes/no): No
Renewal (yes/no): No

Primary Recovery Site
Covered Address:	*
*

* CHARGES
	Total * Charge:	$ *
	Minimum Total * Charge:	$ *
RECOVERY CHARGES	Initial Recovery Charge:	$ *
Day(s) Included in Initial Recovery Charge:
Daily Recovery Charge per day thereafter:
$ *
RECOVERY EXERCISE	Initial Contract Period Year 1 - Total Hours:
Number of Exercises:
Each subsequent twelve-month period-Total Hours:
Number of Exercises:
Additional Recovery Exercise time, per *:
Additional Recovery Exercises, per exercise:
$ *
TELECOMMUNICATIONS		$ *
One-Time Charge:
Usage charges are billed separately.
	Cold-Site Daily Charge:	$ *
GENERAL	Work area space allocated at time of Event.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

1

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	2844555	Processor: *
Address:	*

Recovery Site:		System
Storage:
Supplement Number:	CFTDKIK	DASD *: *

Quantity or Units	Machine or Product	Model	Product Description
IBM Equipment: *
Network Lines:
Non-IBM Equipment:
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

2

SUPPLEMENT E-CFTKDXK

SUPPLEMENT FOR

MULTIVENDOR INFORMATION TECHNOLOGY RECOVERY SERVICES

FOR

Equifax

*

SUBMITTED BY:

Attn:  *
IBM Corporation
*

Supplement Number:  CFTKDXK

Sequence Number/Version:  7X82602-3

Date Generated:  04/29/03

This offer is good until 07/28/03.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

This Supplement is issued under Disaster Recovery Transaction Document 03-01.

Customer Name and Address:	REFERENCE NUMBERS
Equifax	Agreement:
	Customer:	*
	Enterprise:	7576000
*	CONTRACT PERIOD
	Start Date:	See DRTD
IBM Address for Notices:	End Date:	See DRTD
Attn: *	SUPPLEMENT
IBM Corporation	Number:	CFTKDXK
*	Effective Date:	07/01/03
	Revision (yes/no)	Yes
	Renewal (yes/no)	No
Covered Address:
*	Primary Recovery Site

* CHARGES
	Total * Charge:	*
Minimum Total * Charge:
RECOVERY CHARGES
Initial Recovery Charge:
Day(s) Included in Initial Recovery Charge:
Daily Recovery Charge per day thereafter:
RECOVERY EXERCISE
Initial Contract Period Year 1 - Total Hours:
Number of Exercises:
Each subsequent twelve-month period-Total Hours:
Number of Exercises:
Additional Recovery Exercise time, per *:
Additional Recovery Exercises, per exercise:

TELECOMMUNICATIONS
One-Time Charge:
Usage charges are billed separately.

GENERAL
Cold-Site Daily Charge:
Work area space allocated at time of Event

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

1

EQUIPMENT CONFIGURATION

Customer Name:	Equifax	Configuration
Number:	*	Processor: *
Address:

Recovery Site:		System Storage:
Supplement Number:	CFTKDXK	DASD*:

Quantity or Units	Machine or Product	Model	Product Description

IBM Equipment:
*
Network Lines:	*

Non-IBM Equipment:
*

2

Customer Name:	Equifax	Configuration
Number:	*	Processor: *
Address:

Recovery Site:		System Storage:
Supplement Number:	CFTKDXK	DASD*:

Quantity or Units	Machine or Product	Model	Product Description
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

3

SUPPLEMENT F-CFTKDYK

IBM BUSINESS CONTINUITY & RECOVERY SERVICES

SUPPLEMENT FOR

MULTI VENDOR INFORMATION TECHNOLOGY RECOVERY SERVICES

FOR

Equifax

*

SUBMITTED BY:

Attn: *

IBM Corporation

*

Supplement Number: CFTKDYK

Sequence Number/Version: 7X82603-1

Date Generated: 12/20/02

This offer is good until 03/20/03.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

EQUIPMENT CONFIGURATION

Customer Name: Equifax		Configuration
Number:	*	Processor: *
Address:

Recovery Site:	*	System Storage:
*
Supplement Number: CFTKDYK		DASD*: *

*

Quantity or Units	Machine or Product	Model	Product Description
IBM Equipment:

Network Lines:

Non-IBM Equipment:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

2

SUPPLEMENT G-CFTY2MJ

IBM BUSINESS CONTINUITY & RECOVERY SERVICES

SUPPLEMENT FOR

MULTIVENDOR INFORMATION TECHNOLOGY RECOVERY SERVICES

FOR

Equifax

*

SUBMITTED BY:

Attn: * IBM Corporation

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Supplement Number: CFTY2MJ

Sequence Number/Version: 7X64902—6

Date Generated: 04/29/03

This offer is good until 07/28/03.

This Supplement is issued under Disaster Recovery Transaction Document 03-01.

Customer Name and Address:	REFERENCE NUMBERS
Equifax	Agreement:

*	Customer:	*
	Enterprise:	7576000

IBM Address for Notices:	CONTRACT PERIOD
Attn: *	Start Date:	See DRTD
IBM Corporation	End Date	See DRTD
*	SUPPLEMENT
	Number:	CFTKD1K
	Effective Date:	07/01/03
	Revision (yes/no):	Yes
	Renewal (yes/no):	No
*:
*	Primary Recovery Site
*

* Charges
	Total * Charge:	*
Minimum Total * Charge:
Recovery Charges
Initial Recovery Charge:
Day(s) Included in Initial Recovery Charge:
Daily Recovery Charge per day thereafter:
Recovery Exercise
Initial Contract Period Year 1 - Total Hours:
Number of Exercises:
Each subsequent twelve-month period-Total Hours:
Number of Exercises:
Additional Recovery Exercise time, per *:
Additional Recovery Exercises, per exercise:
Telecommunications
One-Time Charge:
Usage charges are billed separately.
General
Cold-Site Daily Charge:
Work area space allocated at time of Event.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

3

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:

Recovery Site:
Supplement Number:	CFTY2MJ

Quantity of Units	Machine or Product	Model	Product Description
IBM Equipment:
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

4

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:

Recovery Site:
Supplement Number:	CFTY2MJ

Quantity of Units	Machine or Product	Model	Product Description
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

5

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:

Recovery Site:
Supplement Number:	CFTY2MJ

Quantity of Units	Machine or Product	Model	Product Description
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

6

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:

Recovery Site:
Supplement Number:	CFTY2MJ

Quantity of Units	Machine or Product	Model	Product Description
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

7

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:

Recovery Site:
Supplement Number:	CFTY2MJ

Quantity of Units	Machine or Product	Model	Product Description
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

8

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:

Recovery Site:
Supplement Number:	CFTY2MJ

Quantity of Units	Machine or Product	Model	Product Description
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

9

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:

Recovery Site:
Supplement Number:	CFTY2MJ

Quantity of Units	Machine or Product	Model	Product Description
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

10

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:

Recovery Site:
Supplement Number:	CFTY2MJ

Quantity of Units	Machine or Product	Model	Product Description
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

11

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:

Recovery Site:
Supplement Number:	CFTY2MJ

Quantity of Units	Machine or Product	Model	Product Description
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

12

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:

Recovery Site:
Supplement Number:	CFTY2MJ

Quantity of Units	Machine or Product	Model	Product Description
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

13

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:

Recovery Site:
Supplement Number:	CFTY2MJ

Quantity of Units	Machine or Product	Model	Product Description
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

14

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:

Recovery Site:
Supplement Number:	CFTY2MJ

Quantity of Units	Machine or Product	Model	Product Description
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

15

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:

Recovery Site:
Supplement Number:	CFTY2MJ

Quantity of Units	Machine or Product	Model	Product Description
*
Network Lines:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

16

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:

Recovery Site:
Supplement Number:	CFTY2MJ

Quantity of Units	Machine or Product	Model	Product Description

Non-IBM Equipment:
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

17

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:

Recovery Site:
Supplement Number:	CFTY2MJ

Quantity of Units	Machine or Product	Model	Product Description
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

18

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:

Recovery Site:
Supplement Number:	CFTY2MJ

Quantity of Units	Machine or Product	Model	Product Description
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

19

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:

Recovery Site:
Supplement Number:	CFTY2MJ

Quantity of Units	Machine or Product	Model	Product Description
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

20

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:

Recovery Site:
Supplement Number:	CFTY2MJ

Quantity of Units	Machine or Product	Model	Product Description
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

21

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:

Recovery Site:
Supplement Number:	CFTY2MJ

Quantity of Units	Machine or Product	Model	Product Description

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

22

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:

Recovery Site:
Supplement Number:	CFTY2MJ

Quantity of Units	Machine or Product	Model	Product Description

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

23

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:

Recovery Site:
Supplement Number:	CFTY2MJ

Quantity of Units	Machine or Product	Model	Product Description
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

24

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:

Recovery Site:
Supplement Number:	CFTY2MJ

Quantity of Units	Machine or Product	Model	Product Description
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

25

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:

Recovery Site:
Supplement Number:	CFTY2MJ

Quantity of Units	Machine or Product	Model	Product Description
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

26

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:

Recovery Site:
Supplement Number:	CFTY2MJ

Quantity of Units	Machine or Product	Model	Product Description

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

27

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:

Recovery Site:
Supplement Number:	CFTY2MJ

Quantity of Units	Machine or Product	Model	Product Description
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

28

SUPPLEMENT H-CFTYOHJ

IBM BUSINESS CONTINUITY & RECOVERY SERVICES

SUPPLEMENT FOR

MULTIVENDOR INFORMATION TECHNOLOGY RECOVERY SERVICES

FOR

Equifax

*

SUBMITTED BY:

Attn:  *

IBM Corporation

*

Supplement Number:  CFTYOHJ

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Sequence Number/Version:  7X64007-5

Date Generated:  12/20/02

This offer is good until 03/20/03

AGREEMENT DOCUMENT SUMMARY

SERVICES CHARGE

In response to your request, IBM is pleased to submit this Supplement for Multivendor Information Technology Recovery Services to you as part of your order for Disaster Recovery Services under your Transaction Document 03-01.  A services charge (called the Total Monthly Charge) of * will be charged each month for these Services.  This Total Monthly Charge does not include applicable Federal, State, or Local taxes.

APPLICABLE DOCUMENTS

Unless otherwise agreed upon in writing, the documents applicable to this transaction are as follows:

1.                                       Global Master Agreement for Operations Support Services between IBM and Equifax dated January 1, 1998 (“Master Agreement”);

2.                                       Disaster Recovery Transaction Document 03-01, dated December 20, 2000 (“DRTD”);

3.                                       Statement of Work, Responsibilities Attachment;

4.                                       Statement of Work for Custom Services, Rapid Recovery Solution for Equifax Inc., with its associated Supplement for Rapid Recovery for Equifax Inc.; and

5.                                       Statement of Work, Business Continuity Program Management.

ATTACHED DOCUMENT

Supplement for Multivendor Information Technology Recovery Services

The Supplement for Multivendor Information Technology Recovery Services is attached.  The Supplement is an Attachment to Transaction Document 03-01 which describes the specific details of your Multivendor  Information Technology Recovery Services Subscription as customized to your environment.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

This Supplement is issued under Disaster Recovery Transaction Document 03-01.

Customer Name and Address:	REFERENCE NUMBERS
Equifax	Agreement:
Customer: *
*	Enterprise: 7576000
CONTRACT PERIOD
Start Date: See DRTD
End Date: See DRTD
IBM Address for Notices:	SUPPLEMENT
Attn: *	Number: CFTYOHJ
IBM Corporation	Effective Date: 07/01/03
*	Revision (yes/no): No
Renewal (yes/no): No

Primary Recovery Site
Covered Address:
*

*CHARGES
	Total * Charge:	*
Minimum Total * Charge:
RECOVERY CHARGES
Initial Recovery Charge:
Day(s) Included in Initial Recovery Charge:
Daily Recovery Charge per day thereafter:
RECOVERY EXERCISE
Initial Contract Period Year 1 - Total Hours:
Number of Exercises:
Each subsequent twelve-month period - Total Hours:
Number of Exercises:
Additional Recovery Exercise time, per *:
Additional Recovery Exercises, per exercise:
TELECOMMUNICATIONS
One-Time Charge:
Usage charges are billed separately.
GENERAL
Cold-Site Daily Charge:
Work area space allocated at time of Event

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

1

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	284455	Processor: *
Address:	*

Recovery Site:		System Storage:
Supplement Number:	CFTYOHJ
DASD *:

Quantity or Units	Machine or Product	Model	Product Description

IBM Equipment: ~~*~~
Network Lines: ~~*~~
Non-IBM Equipment:
~~*~~

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

2

E Q U I P M E N T   C O N F I G U R A T I O N

Customer Name:	Equifax	Configuration
Number:	284455	Processor: *
Address:	*

Recovery Site:		System Storage:
Supplement Number:	CFTYOHJ
DASD *:

*

Quantity or Units	Machine or Product	Model	Product Description

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

3

SUPPLEMENT I-CFTBGMJ

IBM BUSINESS CONTINUITY & RECOVERY SERVICES

SUPPLEMENT FOR

MUL TI VENDOR INFORMATION TECHNOLOGY RECOVERY SERVICES

FOR

Equifax

*

SUBMITTED BY:

Attn:       *

IBM Corporation

*

Supplement Number: CFTBGMJ

Sequence Number/Version: 7M74003-4

Date Generated: 12/20/02

This offer is good until 03/20/03.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

AGREEMENT DOCUMENT SUMMARY

SERVICES CHARGE

In response to your request, IBM is pleased to submit this Supplement for Multivendor Information Technology Recovery Services to you as part of your order for Disaster Recovery Services under your Transaction Document 03-01. A services charge (called the Total * Charge) of * will be charged each * for these Services.  This Total * Charge does not include applicable Federal, State, or Local taxes.

APPLICABLE DOCUMENTS

Unless otherwise agreed upon in writing, the documents applicable to this transaction are as follows:

1.                                       Global Master Agreement for Operations Support Services between IBM and Equifax dated January 1, 1998 (“Master Agreement”);

2.                                       Disaster Recovery Transaction Document 03-01, dated December 20, 2000 (“DRTD”);

3.                                       Statement of Work, Responsibilities Attachment;

4.                                       Statement of Work for Custom Services, Rapid Recovery Solution for Equifax Inc., with its associated Supplement for Rapid Recovery for Equifax Inc.; and

5.                                       Statement of Work, Business Continuity Program Management.

ATTACHED DOCUMENT

Supplement for Multivendor Information Technology Recovery Services

The Supplement for Multivendor Information Technology Recovery Services is attached. The Supplement is an Attachment to Transaction Document 03-01 which describes the specific details of your Multivendor Information Technology Recovery Services Subscription as customized to your environment.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Supplement for Multivendor Information Technology Recovery Services

This Supplement is issued under Disaster Recovery Transaction Document 03-01.

Customer Name and Address:	REFERENCE NUMBERS
Equifax	Agreement:
	Customer:	*
*	Enterprise:	7576000
CONTRACT PERIOD
	Start Date:	See DRTD
IBM Address for Notices:	End Date:	See DRTD
Attn: *	SUPPLEMENT
IBM Corporation	Number:	CFTBGMJ
*	Effective Date:	07/01/03
	Revision (yes/no):	No
	Renewal (yes/no):	No
Covered Address:
*	Primary Recovery Site

CHARGES
	Total * Charge:	*
Minimum Total * Charge:
RECOVERY CHARGES
Initial Recovery Charge:
Day(s) Included in Initial Recovery Charge:
Daily Recovery Charge per day thereafter:
RECOVERY EXERCISE
Initial Contract Period Year 1 - Total Hours:
Number of Exercises:
Each subsequent twelve-month period - Total Hours:
Number of Exercises:
Additional Recovery Exercise time, per *:
Additional Recovery Exercises, per exercise
TELECOMMUNICATIONS
One-Time Charge:
Usage charges are billed separately
GENERAL
Cold-Site Daily Charge:
Work area space allocated at time of Event

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

1

EQUIPMENT CONFIGURATION

Customer Name:	Equifax	Configuration
Number:	*	*
Address:
Recovery Site:		System Storage:
Supplement Number:	CFTBGMJ

Quantity or Units	Machine or Product	Model	Product Description
IBM Equipment
*

Network Lines:
*

Non-IBM Equipment:
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

2

Customer Name:	Equifax	Configuration
Number:	*	*
Address:
Recovery Site:		System Storage:
Supplement Number:	CFTBGMJ

Quantity or Units	Machine or Product	Model	Product Description
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

3

SCHEDULE J-CFTKD3K

IBM BUSINESS CONTINUITY & RECOVERY SERVICES

SUPPLEMENT FOR

MULTIVENDOR INFORMATION TECHNOLOGY RECOVERY SERVICES

FOR

Equifax

*

SUBMITTED BY:

Attn:  *
IBM Corporation
*

Supplement Number:  CFTKD3K

Sequence Number/Version:  7X82607-3

Date Generated:  04/29/03

This offer is good until 07/28/03.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

This Supplement is issued under Disaster Recovery Transaction Document 03-01.

Customer Name and Address:	REFERENCE NUMBERS
Equifax	Agreement:
*	Customer:
	Enterprise:	*
IBM Address for Notices:	CONTRACT PERIOD	7576000
Attn: * IBM Corporation	Start Date:
*	End Date:	See DRTD
:	SUPPLEMENT	See DRTD
*	Number:
	Effective Date:	CFTKD3K
	Revision (yes/no):	07/01/03
	Renewal (yes/no):	Yes
No
Primary Recovery Site
*

* CHARGES
	Total * Charge:	*
	Minimum Total * Charge:	$*
*$*

RECOVERY CHARGES
Initial Recovery Charge:
Day(s) Included in Initial Recovery Charge:
	Daily Recovery Charge per day thereafter:	$

*$*
RECOVERY EXERCISE
Initial Contract Period Year 1 - Total Hours:
Number of Exercises:
Each subsequent twelve-month period - Total Hours:
Number of Exercises:
Additional Recovery Exercise time, per *:
Additional Recovery Exercises, per exercise:

TELECOMMUNICATIONS
One-Time Charge:
Usage charges are billed separately.

GENERAL
	Cold-Site Daily Charge:	*$
Work area space allocated at time of Event.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

1

EQUIPMENT CONFIGURATION

Customer Name:	Equifax	Configuration
Number:	*	Processor: *
Address:	*
Recovery Site:	*	System Storage: *
Supplement Number:	CFTKD3K	DASD Gigabytes: *

Quantity or Units	Machine or Product	Model	Product Description

IBM Equipment:	*

Network Lines:	*

Non-IBM Equipment:

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

2

SCHEDULE L-CFTYOJJ

IBM BUSINESS CONTINUITY & RECOVERY SERVICES

SUPPLEMENT FOR

MULTIVENDOR INFORMATION TECHNOLOGY RECOVERY SERVICES

FOR

Equifax

*

SUBMITTED BY:

Attn:  * IBM Corporation

*

Supplement Number:  CFTYOJJ

Sequence Number/Version:  7X64009-4

Date Generated: 04/29/03

This offer is good until 07/28/03

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

This Supplement is issued under Disaster Recovery Transaction Document 03-01.

Customer Name and Address:	REFERENCE NUMBERS
Equifax	Agreement:
	Customer:	2842952
*	Enterprise:	7576000
CONTRACT PERIOD
	Start Date:	See DRTD
IBM Address for Notices:	End Date:	See DRTD
Attn: *	SUPPLEMENT
IBM Corporation	Number:	CFTYOJJ
*	Effective Date:	07/01/03
	Revision (yes/no):	Yes
	Renewal (yes/no):	No
Covered Address:
Primary Recovery Site
*

*CHARGES
	Total * Charge:	$*
	Minimum Total * Charge:	$*

RECOVERY CHARGES
	Initial Recovery Charge:	$*
Day(s) Included in Initial Recovery Charge:
	Daily Recovery Charge per day thereafter:	$*

RECOVERY EXERCISE

Initial Contract Period Year 1 - Total Hours:
Number of Exercises:
Each subsequent twelve-month period-Total Hours:
Number of Exercises:
	Additional Recovery Exercise time, per *:	$*
	Additional Recovery Exercises, per exercise	$*

TELECOMMUNICATIONS
One-Time Charge:
Usage charges are billed separately:
GENERAL
	Cold-Site Daily Charge:	$*
Temporary Transfer of Configuration for Recovery:
Work area space allocated at time of Event:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

1

EQUIPMENT CONFIGURATION

Customer Name:	Equifax	Configuration
Number:	2842952	Processor:	*
Address:	*
Recovery Site:		System Storage:
Supplement Number:	CFTY0JJ	DASD Gigabytes
Minimum OS Level:

Quantity or Units	Machine or Product	Model	Product Description

IBM Equipment:
*

Network Lines:	*

Non-IBM Equipment:	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

2

SUPPLEMENT M-CFT9DJJ

IBM BUSINESS CONTINUITY & RECOVERY SERVICES

SUPPLEMENT FOR

MULTIVENDOR INFORMATION TECHNOLOGY RECOVERY SERVICES

FOR

Equifax

*

SUBMITTED BY:

Attn:  * IBM Corporation

*

Supplement Number:  CFT9DJJ

Sequence Number/Version:  7X64008-4

Date Generated:  09/11/03

This offer is good until 12/10/03

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

This Supplement is issued under Schedule S.

Customer Name and Address:	REFERENCE NUMBERS
Equifax	Agreement:
	Customer:	*
*	Enterprise:
	CONTRACT PERIOD:	See Sch. S
	Start Date:	See Sch. S
End Date:
IBM Address for Notices:	SUPPLEMENT
*	*
Attn: IBM Corporation	* Number:
	effective date:	09/01/03
*	Revision (yes/no):	Yes
	Renewal (yes/no):	No
Covered Address:
*	Primary Recovery Site
*

* CHARGES
	Total * Charge:	*
Minimum Total * Charge:
RECOVERY CHARGES
Initial Recovery Charge:
Day(s) Included in Initial Recovery Charge:
Daily Recovery Charge per day thereafter:
RECOVERY EXERCISE
Initial Contract Period Year 1 - Total Hours:
Number of Exercises:
Each subsequent twelve-month period - Total Hours:
Number of Exercises:
Additional Recovery Exercise time, per * block:
Additional Recovery Exercises, per exercise:
TELECOMMUNICATIONS
One-Time Charge:
Usage charges are billed separately:
GENERAL
Cold-Site Daily Charge:
Work area space allocated at time of Event:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

1

EQUIPMENT CONFIGURATION

Customer Name: Equifax	Configuration
Number: *	*
Address: *

Recovery Site: *
Supplement Number: CFT9DJJ

Quantity or Units	Machine or Product	Model	Product Description
IBM Equipment:
*

Note: This equipment cannot be selected for temporary transfer.

Network Lines:	*
Non-IBM Equipment
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

2

Customer Name: Equifax	Configuration
Number: *	*
Address:

Recovery Site:
Supplement Number: CFT9DJJ

Quantity or Units	Machine or Product	Model	Product Description

*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

3

Supplement N-CFTBSYJ

IBM BUSINESS CONTINUITY & RECOVERY SERVICES

SUPPLEMENT FOR

MULTIVENDOR INFORMATION TECHNOLOGY RECOVERY SERVICES

FOR

Equifax

*

SUBMITTED BY:

Attn:  *

IBM Corporation

*

Supplement Number:  CFTBSYJ

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

Sequence Number/Version:  7M74006-5

Date Generated:  04/30/03

This offer is good until 07/29/03.

This Supplement is issued under Disaster Recovery Transaction Document 03-01.

Customer Name and Address:	REFERENCE NUMBERS
Equifax	Agreement:
	Customer:	*
*	Enterprise:	7576000
CONTRACT PERIOD:
IBM Address for Notices:	Start Date:	See DRTD
Attn: *	End Date:	See DRTD
IBM Corporation	SUPPLEMENT
*	Number:	CFTBSYJ
	effective date:	07/01/03
Covered Address:	Revision (yes/no):	Yes
*	Renewal (yes/no):	No

Primary Recovery Site
*

* CHARGES
	Total * Charge:	*
Minimum Total * Charge:
RECOVERY CHARGES
Initial Recovery Charge:
Day(s) Included in Initial Recovery Charge:
Daily Recovery Charge per day thereafter:
RECOVERY EXERCISE
Initial Contract Period Year 1 - Total Hours:
Number of Exercises:
Each subsequent twelve-month period - Total Hours:
Number of Exercises:
Additional Recovery Exercise time, per *:
Additional Recovery Exercises, per exercise:
TELECOMMUNICATIONS
One-Time Charge:
Usage Charges are billed separately:
GENERAL
Cold-Site Daily Charge:
Work area space allocated at time of Event:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

1

EQUIPMENT CONFIGURATION

Customer Name:	Equifax	Configuration
Number:	2842952	Processor:	*
Address:	*
Recovery Site:		System Storage:
Supplement Number:	CFTBSYJ	DASD Gigabytes

Quantity or Units	Machine or Product	Model	Product Description

IBM Equipment:
*

Network Lines:
*

Non-IBM Equipment:
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

2

SUPPLEMENT O-CFTKDWK

IBM BUSINESS CONTINUITY & RECOVERY SERVICES

SUPPLEMENT FOR

MULTIVENDOR INFORMATION TECHNOLOGY RECOVERY SERVICES

FOR

Equifax

*

SUBMITTED BY:

Attn:  *

IBM Corporation

*

Supplement Number:  CFTKDWK

Sequence Number/Version:  7X82601-1

Date Generated:  12/20/02

This offer is good until 03/20/03.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

AGREEMENT DOCUMENT SUMMARY

SERVICES CHARGE

In response to your request, IBM is pleased to submit this Supplement for Multivendor Information Technology Recovery Services to you as part of your order for Disaster Recovery Services under your Transaction Document 03-01.  A services charge (called the Total Monthly Charge) of * will be charged each month for these Services.  This Total Monthly Charge does not include applicable Federal, State, or Local taxes.

APPLICABLE DOCUMENTS

Unless otherwise agreed upon in writing, the documents applicable to this transaction are as follows:

1.                                       Global Master Agreement for Operations Support Services between IBM and Equifax dated January 1, 1998 (“Master Agreement”);

2.                                       Disaster Recovery Transaction Document 03-01, dated December 20, 2000 (“DRTD”);

3.                                       Statement of Work, Responsibilities Attachment;

4.                                       Statement of Work for Custom Services, Rapid Recovery Solution for Equifax Inc., with its associated Supplement for Rapid Recovery for Equifax Inc.; and

5.                                       Statement of Work, Business Continuity Program Management.

ATTACHED DOCUMENT

Supplement for Multivendor Information Technology Recovery Services

The Supplement for Multivendor Information Technology Recovery Services is attached.  The Supplement is an Attachment to Transaction Document 03-01 which describes the specific details of your Multivendor Information Technology Recovery Services Subscription as customized to your environment.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

This Supplement is issued under Disaster Recovery Transaction Document 03-01.

Customer Name and Address:	REFERENCE NUMBERS
Equifax	Agreement:
	Customer:	*
*	Enterprise:	7576000
CONTRACT PERIOD:
IBM Address for Notices:	Start Date:	See DRTD
Attn: *	End Date:	See DRTD
IBM Corporation	SUPPLEMENT
*	Number:	CFTKDWK
	effective date:	07/01/03
Covered Address:	Revision (yes/no):	No
*	Renewal (yes/no):	No

Primary Recovery Site
*

* CHARGES
	Total * Charge:	*
Minimum Total * Charge:
RECOVERY CHARGES
Initial Recovery Charge:
Day(s) Included in Initial Recovery Charge:
Daily Recovery Charge per day thereafter:
RECOVERY EXERCISE
Initial Contract Period Year 1 - Total Hours:
Number of Exercises:
Each subsequent twelve-month period - Total Hours:
Number of Exercises:
Additional Recovery Exercise time, per *:
Additional Recovery Exercises, per exercise:
TELECOMMUNICATIONS
One-Time Charge:
Usage charges are billed separately:
GENERAL
Cold-Site Daily Charge:
Work area space allocated at time of Event:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

1

EQUIPMENT CONFIGURATION

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:
Recovery Site:		System Storage:
Supplement Number:	CFTKDWK	DASD *

Quantity or Units	Machine or Product	Model	Product Description

IBM Equipment:
*

Network Lines:
*

Non-IBM Equipment:
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

2

SUPPLEMENT P-CFTY2CJ

IBM BUSINESS CONTINUITY & RECOVERY SERVICES

SUPPLEMENT FOR

MULTIVENDOR INFORMATION TECHNOLOGY RECOVERY SERVICES

FOR

Equifax

*

SUBMITTED BY:

Attn:  *IBM Corporation

*

Supplement Number:  CFTY2CJ

Sequence Number/Version:  7X64901-5

Date Generated:  04/30/03

This offer is good until 07/29/03

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

This Supplement is issued under Disaster Recovery Transaction Document 03-01.

Customer Name and Address:	REFERENCE NUMBERS
Equifax	Agreement:
	Customer:	*
*	Enterprise:	7576000
CONTRACT PERIOD:
IBM Address for Notices:	Start Date:	See DRTD
*	End Date:	See DRTD
Attn: IBM Corporation	SUPPLEMENT *
*	* Number:	*
	Effective date:	07/01/03
*	Revision (yes/no):	Yes
	Renewal (yes/no):	No
Covered Address:
*	Primary Recovery Site
*

* CHARGES
	Total * Charge:	*
Minimum Total * Charge:
RECOVERY CHARGES
Initial Recovery Charge:
Day(s) Included in Initial Recovery Charge:
Daily Recovery Charge per day thereafter:
RECOVERY EXERCISE
Initial Contract Period Year 1 - Total Hours:
Number of Exercises:
Each subsequent twelve-month period - Total Hours:
Number of Exercises:
Additional Recovery Exercise time, per * block:
Additional Recovery Exercises, per exercise:
TELECOMMUNICATIONS
One-Time Charge:
Usage charges are billed separately:
GENERAL
Cold-Site Daily Charge:
Work area space allocated at time of Event:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

1

EQUIPMENT CONFIGURATION

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:
Recovery Site:		System Storage:
Supplement Number:	CFTY2CJ	DASD Gigabytes:
Local Access Suite:	Atlanta RCS, GA

Primary Recovery Center Equipment

Quantity or Units	Machine or Product	Model	Product Description

*

IBM Equipment:
*

Network Lines:
*

Non-IBM Equipment:
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

2

EQUIPMENT CONFIGURATION

Customer Name:	Equifax	Configuration
Number:	2842952	Processor:
Address:
System Storage:
Recovery Site:	*	DASD Gigabytes:

Supplement Number:	CFTY2CJ
Local Access Suite:

Primary Recovery Center Equipment

Quantity or Units	Machine or Product	Model	Product Description

Network Lines:

Non-IBM Equipment:
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

3

Customer Name:	Equifax	Configuration
Number:	*	Processor:	*
Address:
Recovery Site:		System Storage:
Supplement Number:	CFTY2CJ	DASD Gigabytes:
Local Access Suite:	*

Local Access Suite Equipment

Quantity or Units	Machine or Product	Model	Product Description

IBM Equipment:
*
Network Lines:	*
Non-IBM Equipment:	*
Equipment Selected for Temporary Transfer:	*
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

4

SUPPLEMENT Q-S51814

IBM BUSINESS CONTINUITY & RECOVERY SERVICES

SUPPLEMENT FOR

MULTIVENDOR INFORMATION TECHNOLOGY RECOVERY SERVICES

FOR

Equifax (*)

*

SUBMITTED BY:

Attn:  *

IBM Corporation

*

Supplement Number:  S51814

Sequence Number/Version:  8E01814-51

Date Generated:  04/30/03

This offer is good until 07/29/03.

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

This Supplement is issued under Disaster Recovery Transaction Document 03-01.

Customer Name and Address:	REFERENCE NUMBERS
Equifax *	Agreement:
	Customer:	*
*	Enterprise:	5274705
CONTRACT PERIOD:
IBM Address for Notices:	Start Date:	See DRTD
Attn: *	End Date:	See DRTD
IBM Corporation	SUPPLEMENT
*	Number:	S51814
	Effective date:	07/01/03
	Revision (yes/no):	Yes
Covered Address:	Renewal (yes/no):	No
*
Primary Recovery Site
*

* CHARGES
	Total * Charge:	*
Minimum Total * Charge:
RECOVERY CHARGES
Initial Recovery Charge:
Day(s) Included in Initial Recovery Charge:
Daily Recovery Charge per day thereafter:
RECOVERY EXERCISE
Initial Contract Period Year 1 - Total Hours:
Number of Exercises:
Each subsequent twelve-month period - Total Hours:
Number of Exercises:
Additional Recovery Exercise time, per *:
Additional Recovery Exercises, per exercise:
TELECOMMUNICATIONS
One-Time Charge:
Usage Charges are billed separately:
GENERAL
Work area space allocated at time of Event:

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

1

EQUIPMENT CONFIGURATION

Customer Name:	Equifax *	Configuration
Number:	*	Processor:	*
Address:
Recovery Site:		System Storage:
Supplement Number:	S51814	DASD *
Local Access Suite:	Atlanta RCS, GA	Minimum OS Level:

Primary Recovery Center Equipment

Quantity or Units	Machine or Product	Model	Product Description

IBM Equipment:	*
*

Network Lines:
*

Non-IBM Equipment:
*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

2

Customer Name:	Equifax *
Number:	*
Address:
Recovery Site:
Supplement Number:	S51814
Local Access Suite:	Atlanta RCS, GA

Local Access Suite Equipment

Quantity or Units	Machine or Product	Model	Product Description

IBM Equipment:
*

Network Lines:	*

Non-IBM Equipment:	*

Equipment Selected for Temporary Transfer:	*

*Information omitted pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the SEC.

3